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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2004 through June 30, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.



ITEM 1.REPORTS TO SHAREOWNERS.



[Pioneer Investments Logo]


PIONEER
VARIABLE
CONTRACTS
TRUST

Pioneer Variable Contracts Trust -- Class I Shares

Pioneer Emerging Markets VCT Portfolio
Pioneer Europe VCT Portfolio
Pioneer International Value VCT Portfolio
Pioneer Small Cap Value VCT Portfolio
Pioneer Small Company VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Growth Shares VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer Equity Income VCT Portfolio                            SEMIANNUAL REPORT
Pioneer Balanced VCT Portfolio                                     June 30, 2004
Pioneer High Yield VCT Portfolio
Pioneer Strategic Income VCT Portfolio
Pioneer America Income VCT Portfolio
Pioneer Money Market VCT Portfolio

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Letter to Shareowners                                                   1
Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                      2
  Portfolio Management Discussion                                       3
Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                                      4
  Portfolio Management Discussion                                       5
Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                                      6
  Portfolio Management Discussion                                       7
Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                                      8
  Portfolio Management Discussion                                       9
Pioneer Small Company VCT Portfolio
  Portfolio and Performance Update                                     10
  Portfolio Management Discussion                                      11
Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                                     12
  Portfolio Management Discussion                                      13
Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                     14
  Portfolio Management Discussion                                      15
Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                     16
  Portfolio Management Discussion                                      17
Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                                     18
  Portfolio Management Discussion                                      19
Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                     20
  Portfolio Management Discussion                                      21
Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                                     22
  Portfolio Management Discussion                                      23
Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                                     24
  Portfolio Management Discussion                                      25
Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                     26
  Portfolio Management Discussion                                      27
Pioneer America Income VCT Portfolio
  Portfolio and Performance Update                                     28
  Portfolio Management Discussion                                      29
Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                                     30
Schedules of Investments
  Pioneer Emerging Markets VCT Portfolio                               31
  Pioneer Europe VCT Portfolio                                         37
  Pioneer International Value VCT Portfolio                            40
  Pioneer Small Cap Value VCT Portfolio                                43
  Pioneer Small Company VCT Portfolio                                  47
  Pioneer Mid Cap Value VCT Portfolio                                  51
  Pioneer Growth Shares VCT Portfolio                                  54
  Pioneer Real Estate Shares VCT Portfolio                             57
  Pioneer Fund VCT Portfolio                                           58
  Pioneer Equity Income VCT Portfolio                                  62
  Pioneer Balanced VCT Portfolio                                       65
  Pioneer High Yield VCT Portfolio                                     72
  Pioneer Strategic Income VCT Portfolio                               78
  Pioneer America Income VCT Portfolio                                 88
  Pioneer Money Market VCT Portfolio                                   90
Financial Statements                                                   92
Notes to Financial Statements                                         116

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/04
--------------------------------------------------------------------------------

Dear Shareowner,

U.S. equity markets traced a jagged course through the first half of the year, ending on June 30 only slightly ahead of where they started. Mid-sized and small-cap indices scored modest gains, while indicators that track large-cap stocks showed even smaller changes. For bond investors, Treasury issues wound up the period with higher yields and lower prices than at year-end. The same was true of corporate issues, whose prices gave ground in the face of rising interest rates, while high-yield bonds, outstanding performers over recent quarters, also cooled off.

Although the economic expansion continued to move ahead, investors were preoccupied with factors that might have undesirable impacts on the economy and the markets. For one thing, the threat of terrorism is never far from our minds. For another, the jump in oil prices, attributed to turmoil in the Mideast and vast demand from China and other developing nations, was a major factor. The cost of gas or oil for heating our homes, and gasoline for our cars is a critical component in household budgets. Industry, too, requires energy, and in many cases petroleum is an essential raw material.

The "jobless" recovery became a job-generating machine for a few months, followed by a brief slump and a partial rebound. But strong boosts in employment quickly triggered fears of economic overheating; too much demand for goods and services, the reasons for aggressive corporate hiring, might trigger inflation. That would lead to higher interest rates that could choke off the recovery by causing consumers and businesses to hold back on outlays. In fact, on June 30, the Federal Reserve Board raised short-term interest rates by one-quarter percentage point, the first hike in four years.

While there may be further increases, they probably will be gradual; the Federal Reserve Board would like to keep the expansion intact while keeping inflation at bay. And even after the Fed's June move, short-term rates remain near the lowest levels many of us have seen. U.S. businesses, which have done massive amounts of cost-cutting in recent years, can readily accommodate somewhat higher borrowing costs. In addition, the federal income tax cuts that have helped bolster growth over the past several quarters remain in place.

The possibility of higher interest rates and the economy's direction could have important implications for the way your portfolio is balanced, so an appointment with your professional financial advisor may well be in order.

As always, we appreciate your continued confidence in Pioneer.

Respectfully,


/s/ Osbert M. Hood


Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.
                                                                               1

Pioneer Emerging Markets VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

International Common Stocks                                     62.1%
Depositary Receipts for International Stocks                    25.7%
U.S. Common Stocks                                               5.5%
Temporary Cash Investment                                        4.1%
International Preferred Stocks                                   2.6%


Geographical Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

South Korea                                                     22.6%
Taiwan                                                           9.7%
Brazil                                                           9.4%
South Africa                                                     7.1%
Mexico                                                           6.8%
India                                                            6.3%
Russia                                                           4.6%
Thailand                                                         4.1%
Malaysia                                                         4.0%
Turkey                                                           3.7%
Chile                                                            3.2%
Indonesia                                                        2.2%
Hungary                                                          2.0%
Israel                                                           1.9%
Singapore                                                        1.9%
Poland                                                           1.9%
Peru                                                             1.5%
People's Republic of China                                       1.4%
Philippines                                                      1.4%
United Kingdom                                                   1.0%
Egypt                                                            1.0%
Other (individually less than 1%)                                2.3%

Five Largest Holdings
(As a percentage of equity holdings)

  1.        Samsung Electronics Co.                              4.09%
  2.        Telefonos de Mexico SA                               3.11
  3.        Petrobras Brasileiro SA
              (A.D.R.)                                           2.53
  4.        Anglo American Plc                                   2.25
  5.        Alumax, Inc.                                         2.09

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                    6/30/04                 12/31/03
Net Asset Value per Share           $16.37                  $17.37

Distributions per Share                       Short-Term        Long-Term
(1/1/04 - 6/30/04)              Dividends     Capital Gains     Capital Gains
                                $0.1496       $  -              $  -


--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                            Pioneer            MSCI
                           Emerging          Emerging
                            Markets           Markets
                         VCT Portfolio      Free Index
10/98                        10000            10000
                             10490            10675
                             18750            17766
12/00                        12337            12330
                             11450            12037
12/02                        11312            11315
                             17903            17682
6/04                         17019            17540

The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 679 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

Life-of-Class                               9.83%
(10/30/98)
5 Years                                     3.81%
1 Year                                     30.30%


All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Emerging Markets VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
-------------------------------------------------------------------------------

For the six months ended June 30, 2004, Pioneer Emerging Markets VCT Portfolio's Class I shares delivered a total return at net asset value of -4.94%. Over the same time period, the MSCI Emerging Markets Free Index had a total return of -0.78%.

In the following discussion, Mark Madden, portfolio manager of the Pioneer Emerging Markets VCT Portfolio, addresses the factors affecting the Portfolio's performance and the outlook for the emerging markets.

Q: What factors influenced the performance of emerging markets in the six months ended June 30, 2004?

A: A combination of accelerating economic growth, attractive stock valuations, positive economic reforms, strong commodity prices and low interest rates led to strong returns in emerging markets from March 2003 to early April 2004. However, beginning in mid-April 2004, emerging markets experienced declines due to a number of factors. First, interest rates started to climb higher as investors anticipated a U.S. Federal Reserve change in monetary policy. Investors sought safe-haven investments while withdrawing funds from emerging markets and other higher-risk asset classes. Second, the Chinese government's efforts to slow its overheating economy led to declines in Chinese stocks and stocks throughout Asia. Third, rising oil and energy prices were perceived to pose a threat to global growth while increasing the risk of inflation.

   Over the last six months, the total return for the Portfolio was below that of the benchmark MSCI Emerging Markets Free Index. One area that contributed to the Portfolio's underperformance was a sell-off of Brazil's stock market due to the country's reliance on external debt and concerns for higher rates. We remain positive on Brazil's outlook, however, and we believe investors do not adequately recognize the improvements that have been made in the economy in recent years. Brazil now has both a large fiscal surplus and a current account surplus; domestic real interest rates are the lowest in more than a decade; and there is substantial pent-up domestic demand that should drive an acceleration of economic growth.

Q: What is your investment strategy?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects and proven management ability that sell at a discount to our estimation of fair value. We look for companies that are well positioned in countries and industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q: Where are you finding attractive opportunities in emerging markets?

A: As for countries, we currently favor Brazil, Thailand and Turkey. In all three markets we see very attractive stock valuations and improved economic prospects. Recent volatility has provided an opportunity, in our opinion, to add to positions at attractive prices. The Portfolio long maintained an overweight in India, but we recently reduced that position to slightly above the index weight following the recent elections. In a surprising outcome, Sonia Gandhi and the Congress party coalition soundly defeated the incumbent National Democratic Alliance (NDA) party, which had been credited with the progress seen in the Indian economy over the last few years. Investors became concerned that the new administration may not have the same emphasis on economic reforms necessary for future growth. We are more cautious on our outlook for India until we see the policies of the new administration.

   As for sectors, we like the energy and consumer staples sectors. Energy stocks are enjoying increasing profitability due to tight supply and strong demand, and we expect this to continue in the medium term. Consumer spending is picking up in many countries, and we expect the attractively valued stocks in the consumer staples sector to benefit from this trend. We are less optimistic on the technology sector, where we do not believe stronger demand can be sustained. Technology profit margins continue to be under pressure, and a weaker dollar may further erode profit margins of emerging markets firms that export most of their production to the United States.

Q: What is your outlook?

A: In our last annual report, we wrote that we were optimistic on the prospects for emerging markets over the next several years although we did expect some correction in the coming year. Emerging markets have been correcting over the last two months, and we expect this volatility may continue in the near term. However, the basis for our longer term optimism remains in place. Stock valuations in emerging markets are less expensive than in developed markets, while economic growth rates of developing countries are higher than those of developed markets. In addition, many companies in emerging markets are gaining global market share by delivering quality products and services at very competitive prices. The main risk to these investments relates to the potential for global growth to falter. On the other hand, if growth is too strong, inflation may accelerate, leading to higher interest rates and lower stock valuations. We believe that the markets are already beginning to price in these risks, and an opportunity is developing to acquire stocks with strong long-term prospects at attractive prices.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Europe VCT Portfolio                   PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
-------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Financials                                           29.3%
Health Care                                          11.0%
Energy                                               10.7%
Telecommunication Services                           10.1%
Consumer Staples                                      8.5%
Industrials                                           8.4%
Materials                                             7.4%
Consumer Discretionary                                6.7%
Information Technology                                4.9%
Utilities                                             3.0%


Geographical Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

United Kingdom                                       29.6%
France                                               23.6%
Switzerland                                          13.6%
Germany                                               9.4%
Italy                                                 6.1%
Netherlands                                           5.8%
Spain                                                 4.2%
Ireland                                               2.8%
Belgium                                               2.0%
Sweden                                                1.9%
Finland                                               1.0%

Five Largest Holdings
(As a percentage of equity holdings)

1.             BP Amoco Plc                          4.53%
2.             Vodafone Group Plc                    4.08
3.             Total SA                              3.28
4.             Nestle SA (Registered
                 Shares)                             3.09
5.             Eni S.p.A.                            2.84


Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
-------------------------------------------------------------------------------

Prices and Distributions

                                 6/30/04                12/31/03
Net Asset Value per Share        $9.10                  $9.05

Distributions per Share                     Short-Term         Long-Term
(1/1/04 - 6/30/04)           Dividends      Capital Gains      Capital Gains
                             $0.0709        $  -               $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Europe VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                             Pioneer          MSCI
                             Europe          Europe
                         VCT Portfolio        Index
10/98                        10000            10000
                             10600            10992
                             13618            12741
12/00                        11104            11671
                              8587             9349
12/02                         6955             7629
                              9269            10570
6/04                          9393            10891

The MSCI Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

-------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------

Life-of-Class                                        -1.10%
(10/30/98)
5 Years                                              -2.07%
1 Year                                               23.76%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Europe VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

European stocks posted modest gains during the six months ended June 30, 2004. During this time, we saw signs of renewed interest in and a rotation back toward higher-quality investments. However, the pace of economic recovery is being tempered by higher oil prices and expectations of rising interest rates. In the following interview, Stan Pearson, a member of the Portfolio's management team, discusses the over-arching factors facing investors during the reporting period and his efforts to position the Portfolio for positive growth.

Q: Was the economic environment favorable for the Portfolio's investment strategy?

A: The economic environment was generally favorable for European stocks. Stock price valuations are fair and supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and this fact is discounted in stock prices. The strength of the euro eased a bit during the six months, but it continues to be a risk for European exporters.

   For the six months ended June 30, 2004, the Portfolio's Class I shares rose 1.33% at net asset value. In comparison, the Morgan Stanley Capital International (MSCI) Europe Index posted a return of 3.04% for the same period.

Q: What investments hurt performance during the six months?

A: Several factors contributed to the Portfolio's underperformance. First, mobile phone and network manufacturer Nokia (Finland) surprised the market with two profit warnings and disappointing results. Secondly, unlike the benchmark, the Portfolio didn't own pharmaceutical Aventis, which rose sharply after a takeover bid from Sanofi. The Portfolio did hold Sanofi (France), but investors penalized the company for its decision to bid for Aventis. We think this situation is temporary and will hold on to Sanofi, because we believe the merger will create appreciation potential.

   Elsewhere in the pharmaceutical sector, investments in GlaxoSmithKline (United Kingdom) underperformed when the company released disappointing first quarter results. The company was recovering in the final months of the reporting period. Finally, while our decision to overweight investments in the capital goods sector proved successful, our stock selection was a bit disappointing. Swedish engineering companies Sandvik, Atlas Copco and SKF had absolute positive performance but underperformed other companies in the capital goods sector that rallied more strongly on optimism about restructuring programs.

Q: What investments helped performance during the six months?

A: One of the more positive contributors to performance was Zurich Financial
   (Switzerland), which we purchased during the reporting period. This company, which is benefiting from an improving outlook for the insurance sector, had an attractive valuation at the time of purchase and outperformed both the sector and the broader equity market. In the energy sector, we sold investments in Royal Dutch Petroleum (Holland) and Shell Transport & Trading (United Kingdom) and reinvested the proceeds in BP Amoco (United Kingdom) -- a decision that proved successful. BP is benefiting from its substantial production growth thanks to past investments. Furthermore, the company is carrying a lot of cash, which it may use to increase returns to its shareholders through dividends or share buy-back programs.

   Food giant Nestle (Switzerland) appreciated strongly as a result of market share growth and rising profit margins. European small-sized companies outperformed during the six months. An overweight position in the capital goods sector made a positive contribution. EADS (France), the maker of the Airbus, was particularly strong in the second quarter. The company is benefiting from signs of recovery in the commercial aerospace sector earlier than expected. In the utilities sector, E.ON (Germany) benefited from higher electricity prices and strong cash flow. We are optimistic that the company may return some of its extra cash to investors through a special dividend or share buy backs. In the pharmaceuticals sector, Schering (Germany) did well in the second quarter, thanks to investors' positive reaction to its plans to increase its profit margins and for a new cancer product it is developing with Novartis (Switzerland).

Q: Given current market conditions in European markets, how are you positioning the Portfolio?

A: We continue to emphasize investments in the capital goods sector, because we think it will benefit from increasing levels of capital expenditure, as global demand increases and companies become more confident. We're limiting positions in the technology hardware and software sector, because we believe stock prices of many of these companies are inflated and already reflecting future growth. In the telecommunications sector, we've uncovered interesting companies but prefer operators with a high level of exposure to the European mobile market, which continues to generate attractive growth.

Q: What is your outlook?

A: We think European equities are poised to continue to perform well versus other asset classes. The global economic recovery is well underway, led by the strong U.S. economy. The European economy continues to demonstrate a less robust pace of economic growth, but stock price valuations in Europe's equity markets remain attractive and fully reflect the moderate pace of growth in the region.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer International Value VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
-------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A PIE CHART]

Financials                                           25.0%
Consumer Discretionary                               13.8%
Industrials                                          12.0%
Telecommunication Services                            9.6%
Consumer Staples                                      9.4%
Materials                                             7.9%
Energy                                                6.8%
Health Care                                           6.6%
Information Technology                                6.4%
Utilities                                             2.5%

Geographical Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A PIE CHART]

Japan                                                26.4%
United Kingdom                                       21.4%
France                                               14.6%
Switzerland                                           8.5%
Germany                                               5.7%
Netherlands                                           4.6%
Italy                                                 4.2%
Spain                                                 3.0%
South Korea                                           2.1%
Brazil                                                1.1%
Turkey                                                1.1%
Finland                                               1.0%
Belgium                                               1.0%
Russia                                                1.0%
Other (individually less than 1%)                     4.3%

Five Largest Holdings
(As a percentage of equity holdings)

1.               BP Amoco Plc                        3.17%
2.               Vodafone Group Plc                  2.76
3.               Total SA                            2.33
4.               Mitsubishi Tokyo Financial
                   Group, Inc.                       2.26
5.               Toyota Motor Co.                    2.23


Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                    6/30/04                 12/31/03
Net Asset Value per Share           $10.36                  $10.06

Distributions per Share                     Short-Term        Long-Term
(1/1/04 - 6/30/04)            Dividends     Capital Gains     Capital Gains
                              $0.0542       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                            Pioneer            MSCI
                         International          AC
                             Value             Wld
                         VCT Portfolio        Fr USA+
3/95                         10000            10000
                             11053            10960
12/96                        11998            11691
                             12581            11929
12/98                        12163            13655
                             17561            17877
12/00                        13609            15177
                             10378            12218
12/02                         8996            10425
                             11701            14740
6/04                         12113            15346

+ Index comparison begins on 2/28/95. The MSCI ACWF ex. U.S. Index is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

-------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

-----------------------------------------------------------
Net Asset Value
-----------------------------------------------------------

Life-of-Class                                         2.06%
(3/1/95)
5 Years                                              -1.38%
1 Year                                               26.70%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer International Value VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
-------------------------------------------------------------------------------

With the global recovery well under way, the six months ended June 30, 2004, proved to be a positive environment for international stocks. As Stefano Pregnolato, a member of the Portfolio's management team, highlights in this report, different industries and companies within those sectors are benefiting to a greater degree than others as the recovery solidifies.

Q: How did the Portfolio perform during the first half of fiscal 2004?

A: The market environment was generally favorable for international stocks. Low interest rates, improving corporate fundamentals and consumer demand helped drive stock prices higher. For the six months ended June 30, 2004, the Portfolio's Class I shares rose 3.52% at net asset value. In comparison, the Morgan Stanley Capital International (MSCI) All Country World Free
   Index excluding the United States grew 4.10% for the same period. A handful of stocks contributed to the Portfolio's underperformance relative to the benchmark -- most notably Nokia (Finland), which is encountering strong competition in the communications equipment sector.

Q: What strategies or investments hurt performance most during the six months under review?

A: Information technology was the biggest disappointment for the reporting period. Even though the Portfolio's exposure to this sector was just below that of the benchmark, our decision to maintain a large exposure to Nokia (Finland) hurt performance. Nokia announced that profits later this year might not be as robust as originally thought.

   While the Portfolio's exposure to telecommunication services was in line with that of the benchmark, it largely consisted of Vodafone Group (United Kingdom) -- one of the Portfolio's largest holdings on June 30. Vodafone delivered positive performance for the six months, but underperformed the sector overall. The stock came under pressure in late May, when Vodafone announced that forecasted earnings might be less than previously anticipated.

   The Portfolio's greater-than-benchmark exposure to health care investments did well but not as well as those constituting the benchmark. Finally, investments in consumer staples did well, but the Portfolio's underweighted position, relative to its benchmark, limited its participation in the rally of those stocks.

Q: What strategies or investments helped performance most during the six months under review?

A: The momentum for global economic growth shifted to Asia during the first quarter of 2004, particularly to Japan, where its resurging economy and reform efforts are being well received by investors. During the spring, we increased investments there. By June 30, the Portfolio's exposure to Japan was higher than that of the benchmark at 25.98% of total equity assets. The increase was very positive for the Portfolio. In addition, the Japanese market is less correlated to the U.S. economy than that of Europe or the rest of Asia -- creating a valuable diversifying effect for the Portfolio.

   The sector allocation strategy also played a significant part in performance. We'd chosen to keep the Portfolio's exposure to energy stocks just below that of the benchmark, but our selection of companies, most specifically ENI (Italy), significantly outperformed those constituting the benchmark. Similarly, investments in utility holdings were below that of the benchmark, but they outperformed those in the benchmark and represented some of the strongest performers for the six-month period.

   With the increased global economic activity, consumer-related companies also outperformed during the six months ended June 30. Consumer discretionary companies led this group. Effective stock selection and our decision to overweight investments in this sector helped the Portfolio tremendously. Finally, we deemphasized the materials sector relative to the benchmark on account of our view that near-term fundamentals were weak. This strategy proved to be the right decision.

Q: Europe still represents the majority of the Portfolio's holdings. How are these investments faring?

A: European stocks generally moved in line with the benchmark. Stock price valuations are fair and supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and that fact is discounted in stock prices. The strength of the euro eased a bit during the six months, but it continues to be a risk for European exporters.

Q: What is your outlook for the balance of the fiscal year?

A: We are cautious about the equity markets in an environment of rising interest rates. However, we see some opportunity in Japan as the signs of growth begin to build after essentially two decades of recession. We also see opportunities in key emerging markets where stronger balance sheets, domestic growth and political reform should provide the basis for good returns -- notably Brazil, Russia and Turkey.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Small Cap Value VCT Portfolio         PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
-------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF A PIE CHART]

U.S. Common Stocks                                   87.0%
Temporary Cash Investment                             6.3%
Depositary Receipts for International Stocks          4.0%
Closed End Mutual Funds                               1.3%
Exchange Traded Fund                                  0.8%
International Common Stocks                           0.6%

Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A PIE CHART]

Financials                                           23.7%
Industrials                                          21.3%
Consumer Discretionary                               13.1%
Materials                                             8.8%
Information Technology                                8.5%
Health Care                                           7.9%
Energy                                                7.0%
Utilities                                             5.2%
Consumer Staples                                      3.4%
Telecommunication Services                            1.1%

Five Largest Holdings
(As a percentage of equity holdings)

1.               Nu Skin Enterprises, Inc.           2.17%
2.               Massey Energy Co.                   1.79
3.               Pediatrix Medical
                   Group, Inc.                       1.74
4.               Insight Enterprises, Inc.           1.70
5.               Wabtec Corp.                        1.63

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
-------------------------------------------------------------------------------

Prices and Distributions

                                   6/30/04                12/31/03
Net Asset Value per Share          $13.50                 $12.50

Distributions per Share                    Short-Term          Long-Term
(1/1/04 - 6/30/04)          Dividends      Capital Gains       Capital Gains
                            $  -           $  -                $  -

-------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                            Pioneer          Russell
                           Small Cap           2000
                             Value            Value
                         VCT Portfolio        Index
11/01                        10000            10000
12/01                        10574            10612
12/02                         8979             9400
12/03                        12160            13727
12/04                        13133            14802

Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

-------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

------------------------------------------------------------
Net Asset Value
------------------------------------------------------------

Life-of-Class                                        12.04%
(11/9/01)
1 Year                                               30.31%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Small Cap Value VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04

In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the performance of Pioneer Small Cap Value VCT Portfolio.

Q: How did the Portfolio perform over this period?

A. For the six months ended June 30, 2004, Pioneer Small Cap Value VCT Portfolio returned 8.00% at net asset value. These results were in line with the 7.83% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

Q: What were conditions like over the first half of the year, and how did you respond?

A. The U.S. economic recovery continued to take hold over the early months of the year. But as global demand drove up prices for key commodities, inflationary pressures led the Federal Reserve Board to raise short-term interest rates at its June meeting. Anticipation of higher rates had been a damper on the markets for several weeks prior to the Fed's move.

   The Portfolio's positive results over the period reflected our commitment to our established discipline. In contrast to last year when speculative issues were market leaders, the kind of companies we invest in -- better-quality issues with strong financial characteristics and good earnings prospects -- have been in favor for much of 2004.

Q: Which sectors or stocks helped performance the most?

A. Our overweight position in energy-related companies compared to our benchmark was the biggest positive over this period. Massey Energy benefited as global demand pushed up the price of Appalachian coal. The weak U.S. dollar also made domestic coal more competitive in foreign markets. In energy services, Maverick Tube saw orders for its oil well casings increase as drilling activity grew in response to higher energy prices. Unit Corporation benefited from higher prices at its own wells, as well as from increased activity in its equipment leasing business. Stelmar Shipping is experiencing firm pricing for its fleet of double-hulled tankers as existing tanker capacity is unable to meet the demands of an expanding world economy.

Q: Which of your other decisions had a positive impact?

A. In the financial sector, we found good value among commercial banks whose business customers tend to increase borrowings as business conditions improve. Shares of Texas Capital Bancshares and Cardinal Financial both rose; those regional banks are well positioned to capture market share if customers seek local alternatives in the wake of the J.P. Morgan-BankOne merger. Advanta, which supplies credit cards for small businesses, was a strong contributor, and Selective Insurance gained, thanks to favorable claims experience and higher premiums.

   Among industrial firms, we bought Wabtac, a maker of parts for rail cars, at a low point in its business cycle. Shares have moved higher as the expanding economy absorbs excess freight capacity and new cars are being built.

   In health care, Pediatrix Medical Group saw continued good results from its hospital-based neonatology services. Shares of Cross Country Healthcare gained as investors anticipated renewed demand for temporary nursing staff at hospitals seeking to fill vacancies following a period of cutbacks. Software makers Borland and SPSS were sluggish performers. Investors also grew cautious toward Rewards Network as it worked to implement a new business plan. Lower gold prices hurt results at Iamgold, which is also attempting to acquire another firm while being targeted as a merger partner.

Q: What is your outlook for the upcoming months?

A. Most businesses sectors are doing well in the economic recovery, but an apparent slowdown in job creation and a wave of cautious earnings forecasts may hint at a slower pace of expansion. Inflation, higher interest rates and world tensions may also give investors reasons to defer commitments, at least until the presidential election is decided. Against that background, good, attractively valued companies continue to emerge, creating opportunities for our value-oriented investment style.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Small-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Small Company VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
-------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF A PIE CHART]

U.S. Common Stocks                                   88.7%
Temporary Cash Investment                             7.2%
Depositary Receipts for International Stocks          3.0%
International Common Stocks                           1.1%

Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A PIE CHART]

Financials                                           22.9%
Industrials                                          16.5%
Information Technology                               13.6%
Consumer Discretionary                               12.2%
Health Care                                          12.1%
Energy                                                7.4%
Materials                                             6.5%
Consumer Staples                                      5.1%
Telecommunication Services                            2.8%
Utilities                                             0.9%

Five Largest Holdings
(As a percentage of equity holdings)

1.                     Advanta Corp. (Class B)              2.37%
2.                     Alliance Atlantis
                         Communications, Inc.               1.80
3.                     Forest Oil Corp.                     1.76
4.                     Corn Products
                         International, Inc.                1.75
5.                     Nu Skin Enterprises Inc.             1.74

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
-------------------------------------------------------------------------------

Prices and Distributions

                                     6/30/04               12/31/03

Net Asset Value per Share            $12.15                $11.44


Distributions per Share                     Short-Term         Long-Term
(1/1/04 - 6/30/04)           Dividends      Capital Gains      Capital Gains

                             $  -           $  -               $  -

-------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Company VCT Portfolio at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                            Pioneer
                             Small           Russell
                            Company            2000
                         VCT Portfolio        Index
1/01                         10000            10000
12/01                        10498             9741
12/02                         8739             7747
12/03                        10951            11407
6/04                         11630            12177

Index comparison begins 1/31/01. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

-------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

------------------------------------------------------------
Net Asset Value
------------------------------------------------------------

Life-of-Class                                         5.82%
(1/19/01)
1 Year                                               24.23%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Small Company VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
-------------------------------------------------------------------------------

In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the performance of Pioneer Small Company VCT Portfolio.

Q: How did Pioneer Small Company VCT Portfolio perform over this period?

A. For the six months ended June 30, 2004, the Portfolio returned 6.21% at net asset value. This result slightly trailed the Portfolio's benchmark, the Russell 2000 Index, which returned 6.76% over the same period.

Q: Please describe the background for small-company stocks over this period.

A. Stocks, led by small-cap issues, moved higher early in the year on the basis of solid earnings gains and encouraging job creation in many sectors of the economy. But investors began to retrench in the spring as demand for goods and services pushed prices higher. The expectation that the Federal Reserve Board would raise short-term rates in order to forestall inflationary trends became a reality near the end of the period. Troubling developments overseas and high energy prices also kept investors on the sidelines.

Q: Which stocks or sectors influenced performance favorably?

A. Good stock selection in consumer staples and financial services bolstered returns. NuSkin Enterprises continues to record impressive sales gains in Asia; Chinese consumers especially have embraced NuSkin's line of diet, health and beauty products. Shares of Chattem, which markets Gold Bond and Icy Hot among other brands, moved higher following resolution of pending legal issues.

   Alliance Atlantis, a Canadian cable operator and producer of the CSI television programs, rose as investors took a favorable view of management's restructuring efforts. Alliance also holds movie distribution rights for the Lord of the Rings series and the political documentary Fahrenheit 911. Wabtac, which fabricates components for rail cars, saw new orders increase in response to rising freight volumes. A pickup in air freight and security services aided the Brinks Company; the company also made progress in dealing with liabilities left over from its coal-mining days, when it was known as Pittston.

   Anticipating possible interest-rate hikes, we avoided thrifts and other rate-sensitive financial issues. Instead, we favored commercial banks whose business customers seemed likely to increase their borrowings as economic conditions improve. California-based City National and Texas Capital Bankshares both contributed positively to results. The acquisition of Staten Island Bank by Independence Community Bank also added to returns.

   For Advanta, the improving economy meant stepped up demand from its small business clients for credit cards and other business services, while Selective Insurance Group, a property and casualty insurer, benefited from increased premiums and a favorable claims experience. In technology, the buyout of American Management Systems by CGI made an important contribution.

Q: Which holdings had a negative impact over the period?

A. Disappointing earnings pressured shares of Power Integrations, which makes semiconductors for electronic devices, including chargers for cell phones and DC/AC converters. We believe the trend to miniaturization will eventually boost demand for the company's products. Elsewhere, First Healthgroup, a managed care company, fell victim to aggressive pricing on the part of competitors. Unifi, which makes synthetic yarns for textiles, fell sharply when it was unable to finalize a proposed manufacturing venture in China. Difficult times for the airlines have hurt AAR, which manufactures parts and components for aircraft, and its shares fell. Princeton Review, a provider of preparatory courses for college entrance and other exams, also declined, following a weak earnings report.

Q: What is your current outlook?

A. The Federal Reserve Board raised interest rates in June, but if the economy idles for a time an aggressive series of increases seems unlikely. In the meantime, equity valuations may already reflect the impact of higher rates. That circumstance has led to a number of attractive investment opportunities among small-company stocks that we are analyzing as candidates for investment.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Small-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Mid Cap Value VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
-------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF A PIE CHART]

U.S. Common Stocks                                   93.0%
Temporary Cash Investment                             6.0%
Depositary Receipts for International Stocks          1.0%

Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF A PIE CHART]

Financials                                           21.7%
Consumer Discretionary                               15.6%
Industrials                                          12.6%
Information Technology                               12.6%
Health Care                                           9.6%
Materials                                             8.5%
Energy                                                6.6%
Utilities                                             6.5%
Consumer Staples                                      6.3%

Five Largest Holdings
(As a percentage of equity holdings)

1.              Foot Locker, Inc.                    2.58%
2.              Mattel, Inc.                         2.29
3.              W.W. Grainger, Inc.                  2.26
4.              Safeway, Inc.                        2.14
5.              CIGNA Corp.                          2.13

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

-------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
-------------------------------------------------------------------------------

Prices and Distributions

                                    6/30/04               12/31/03
Net Asset Value per Share           $21.99                $20.47

Distributions per Share                    Short-Term         Long-Term
(1/1/04 - 6/30/04)          Dividends      Capital Gains      Capital Gains
                            $0.080         $  -               $ 0.2095

-------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                            Russell          Pioneer
                             Midcap          Mid Cap
                             Value            Value
                             Index        VCT Portfolio
3/95                         10000            10000
                             12263            11819
12/96                        14748            13596
                             19812            16952
12/98                        20820            16271
                             20799            18407
12/00                        24789            21721
                             25369            23130
12/02                        22920            20537
                             31643            28234
6/04                         33910            30733

Index comparison begins 2/28/95. The Russell Midcap Value Index measures the performance of the value-oriented stocks in the Russell Midcap Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

-------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

------------------------------------------------------------
Net Asset Value
------------------------------------------------------------
Life-of-Class                                     12.66%
(3/1/95)
5 Years                                           10.11%
1 Year                                            32.23%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Mid Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
-------------------------------------------------------------------------------

Despite interim volatility, stocks tended to gain over the first six months of 2004, riding on the tide of a strengthening economy and generally rising corporate profitability. In the following interview, Rod Wright discusses the market environment and portfolio strategies during the six months ended June 30, 2004. Mr. Wright is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio.

Q: How did the Portfolio perform?

A: The Portfolio performed well. For six months ended June 30, 2004, the
   Portfolio had a total return of 8.85% at net asset value, while the Russell Midcap Value Index returned 7.17%.

Q: What were the principal factors that affected performance?

A: Despite a succession of fears that caused short-term market reversals, stocks generally rose during the six months as evidence accumulated that the economy was strengthening and that corporate earnings were increasing. The rally that had driven the market for most of 2003 continued in early 2004 until March, when market interest rates spiked up on fears about the effects of rising oil prices, the possibility of increasing inflationary pressure and the likelihood that the Federal Reserve would tighten monetary policy. Adding to the uncertainty was the anxiety over the continuing violence in Iraq. In the final weeks of the period, however, the market rebounded again in anticipation of good news about corporate earnings and the widening expectation that the Federal Reserve would act gradually in raising short-term rates, helping to sustain the economic recovery.

Q: What types of investments helped Portfolio performance?

A: Security selection was the primary factor, as stocks across the industry spectrum contributed to performance. Stocks in the health care, financial services, telecommunications and industrial sectors did well, while stocks in basic materials, consumer staples and consumer discretionary sectors did less well.

   The top individual contributor was Charter One Financial, which was taken over by Royal Bank of Scotland, at a substantial premium to its valuation. Several other performance leaders were formerly out-of-favor companies whose stock prices began appreciating as their earnings and business prospects began to improve. They included: NCR, the technology conglomerate that began turning around its business in time to benefit from an increase in corporate capital spending; and Reliant Energy, an independent power producer and energy merchant whose stock gained as a result of a corporate restructuring and the sale of undervalued assets. The Portfolio also had success with stocks such as Becton Dickinson, the medical supplies company, which benefited from rising earnings and the introduction of new products, and Providian, a credit-card issuer whose prospects began to improve under a restructuring plan implemented by new management.

Q: Were there any disappointments?

A: We had a few. Investment Technology Group, a company specializing in electronic trading operations, declined as it faced increased competition in the financial markets. However, we continued to hold the stock because of the value of its assets. We have sold our stake in another disappointment, Seagate Technology, a manufacturer of disc drives, which became the victim of industry overcapacity. Similarly, we also eliminated positions in two disappointing mining stocks, Freeport-McMoRan and Newmont Mining, both of which declined as the price of gold weakened.

Q: What is your investment outlook?

A: We think that the market trends will continue to be choppy, as a variety of factors will weigh on investors' minds. However, the outlook for corporate earnings is generally positive and companies are generating a great deal of free cash flow. We intend to remain focused on our core discipline, concentrating on investments in quality companies with reasonable stock valuations.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Mid-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Growth Shares VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
-------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
-------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Common Stocks                                   91.8%
Depositary Receipts for International Stocks          8.2%

Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Information Technology                               30.2%
Health Care                                          22.9%
Consumer Discretionary                               14.5%
Industrials                                          10.1%
Financials                                            8.6%
Consumer Staples                                      7.6%
Materials                                             3.5%
Telecommunication Services                            1.6%
Energy                                                1.0%

Five Largest Holdings
(As a percentage of equity holdings)

1.              Microsoft Corp.                      5.50%
2.              Intel Corp.                          4.41
3.              Sandisk Corp.                        3.05
4.              Bristol-Myers Squibb Co.             3.02
5.              Samsung Electronics
                  Co., Ltd.                          2.84

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04

Prices and Distributions

                                 6/30/04                     12/31/03
Net Asset Value per Share        $12.10                      $12.22

Distributions per Share                    Short-Term         Long-Term
(1/1/04 - 6/30/04)          Dividends      Capital Gains      Capital Gains
                            $  -           $  -               $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                            Pioneer
                             Growth          Russell
                             Shares            1000
                         VCT Portfolio        Index
10/97                        10000            10000
                             10227            10646
12/98                        13561            13522
                             14637            16351
12/00                        13484            15079
                             10962            13202
12/02                         7157            10343
                              8971            13436
6/04                          8883            13883

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

----------------------------------------------------------
Net Asset Value
----------------------------------------------------------

Life-of-Class                                    -1.76%
(10/31/97)
5 Years                                          -9.91%
1 Year                                            9.90%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Growth Shares VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

The U.S. economy continued to grow during the first half of 2004, but the general investment environment for equities began turning slightly negative as rising corporate profit trends began to weaken, consumer spending was not as strong as expected, and markets began anticipating a tighter monetary policy from the Federal Reserve. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth VCT Shares Portfolio during the six-month period ended June 30, 2004. Mr. Galizio is a member of the Portfolio's management team.

Q: How did the Portfolio perform during the first half of 2004?

A: For the six-month period ended June 30, 2004, the Growth Shares Portfolio
   Class I had a total return of -0.98% at net asset value. For the same period, the Russell 1000 Growth Index returned 2.74%. We believe the Portfolio's underperformance was due to the overweight position in technology, particularly semi-conductor companies, early in the period.

Q: What was the general investment environment like during the period?

A: The overall market sentiment appeared to be turning negative late in the six-month period.

   The stock market surge that that had begun in March 2003 appeared to lose some energy. Several major corporations, including the retail and semi-conductor industries, began to report earnings disappointments, and we saw some weakening in profit trends, notably in the consumer and technology sectors. Consumer spending trends, in particular, appeared weak as over-extended consumers finally began to retrench from their high-spending patterns. As stock market investors anticipated the June 30 announcement by the Federal Reserve Board that it would begin to tighten monetary policy by raising short-term interest rates, the share prices of some consumer-oriented financial institutions began to fade. Industrial stocks, however, tended to outperform the overall market.

Q: What were your principal strategies during the period?

A: We restructured the Portfolio during the period, focusing on large-cap companies that we believed offered long-term value, above-average revenue growth, strong returns on capital and reasonable valuations in relation to their earnings potential. This strategy led to a reduced emphasis on the semi-conductor industry and increased weightings in the software, consumer discretionary and financial services areas.

   We reduced our semi-conductor holdings, eliminating positions in Applied Materials, Cypress Semiconductor, Texas Instruments and Maxim Technology. We did add Taiwan Semiconductor, a major manufacturer with an attractive stock valuation. Overall, however, semiconductor stocks went from an overweight to an underweight position relative to the benchmark S&P 500. The reduced weightings in technology tended to support performance.

   Conversely, we increased the Portfolio's emphasis on software companies, adding companies such as Macrovision, which has developed a technology to protect DVDs, CDs and other disc-based products from piracy, as well as Take-Two Interactive, the developer of video games, including Grand Theft Auto --the most successful game in history, with a new version soon to be introduced. We also added Fair Isaac, which has developed software to help credit card companies analyze the credit-worthiness of applicants. Fair Isaac tended to detract from performance late in the six-month period as it reported disappointing earnings, but we continued to hold it because of its attractive valuation.

   We moved from an underweight to an overweight in the consumer discretionary sector, taking advantage of attractive valuations of Disney, whose media and theme park properties have improved earnings outlooks, and Viacom, the owner of the CBS and MTV television networks among other properties. Among retailers, we sold our Wal-Mart position before the stock fell hard, investing in Target, Kohl's and Ross Stores.

   In addition, we increased the emphasis on financial services stocks, focusing on insurance companies with excellent valuations that were not as vulnerable to interest-rate increases as banks and other lenders.

   We continued to de-emphasize consumer staples, although we added Altria (the former Philip Morris), which offered a high dividend yield and an attractive stock price that we believed was the result of overly pessimistic market evaluations of the company's tobacco liability.

   In addition, we invested in First Data, the leader in processing of credit card transactions and owner of the Western Union system, and Accenture, an information technology services consulting firm.

Q: What were some of the investments that influenced performance?

A: Among newer holdings, Macrovision rose significantly during the period as its revenue grew faster than had been expected. Sepracor, a pharmaceutical company and a new holding, also advanced on positive news of a drug under development. Zimmer Holdings, a world leader in orthopedic products, including hip and knee replacements, was another health care position that did very well. The timely sale of Wal-Mart also supported performance.

   The overweight position in the semiconductor industry early during the six-month period held back performance, as valuations in that group fell hard. Corinthian Colleges, operator of adult vocational educational colleges and programs, was another detractor, as the SEC began an investigation of its financial records. However, we took advantage of the price decline to add to the position in Corinthian because of its goods long-term fundamentals.

   Lexar and Sandisk, two manufacturers of flash memories for cameras and cell phones, also fell on disappointing sales.

   Freeport-McMoRan, a leader in the copper mining industry and a strong support for performance in 2003, also declined both because of problems at one of its mines and because of fears of an economic slowdown in China, an important importer of copper. We increased our investment in the company because of its attractive price. We also believed it experienced some short-term production problems that would be resolved.

Q: What is your investment outlook?

A: We are cautions about the near-term opportunities in the domestic stock market, as stock valuations appear relatively expensive and the Federal Reserve Board has moved to a less accommodating monetary policy. The home refinancing boom of the past two years may hurt the future earnings of banks, while the technology industry faces a number of challenges, from pricing pressure on its products to calls to change the way many companies have treated stock options in their accounting. Health care stocks, however, appear to be more reasonably valued.

   Given this outlook, we are paying very strict attention to our analysis and selection of individual companies. We also have somewhat reduced our exposure to the domestic stock market with investments in Europe and the emerging markets. We have, for example, increased our position in Vodafone, the world's largest wireless communications service company, and we have added small holdings from Korea, Taiwan and Israel.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Common Stocks            100.0%


Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Office                         17.4%
Apartment                      16.8%
Regional Mall                  15.0%
Industrial                     12.7%
Shopping Center                10.4%
Hotel                           8.7%
Diversified                     8.5%
Self Storage                    4.1%
Cash                            3.0%
Factory Outlet                  2.1%
Manufactured Homes              1.0%
Health Care                     0.3%


Five Largest Holdings
(As a percentage of equity holdings)

1.      Simon DeBartolo
         Group, Inc.                  6.00%
2.      Boston Properties, Inc.       5.02
3.      Equity Residential
         Property Trust               4.36
4.      ProLogis Trust                3.97
5.      Catellus Development
         Corp.                        3.91

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $19.55         $18.57


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                            $0.400       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                     Pioneer         Wilshire
                   Real Estate     Real Estate
                     Shares        Securities
                  VCT Portfolio      Index+
3/95                  10000           10000
                      11696           11322
12/96                 15875           15497
                      19235           18565
12/98                 15629           15330
                      14977           14841
12/00                 19397           19403
                      20911           21431
12/02                 21440           21983
                      28890           30133
6/04                  31028           32226

+ Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

------------------------------------------------------
Net Asset Value
------------------------------------------------------

Life-of-Class                                   12.89%
(3/1/95)
5 Years                                         13.58%
1 Year                                          28.90%

All total returns shown assume reinvestment of distributions at net asset value.



Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Fear of higher interest rates, rising oil prices and the ongoing turmoil in Iraq contributed to volatile markets for the six months ended June 30, which made up the first half or your Portfolio's fiscal year. In this report, Mathew Troxell, a member of the Portfolio's investment management team, discusses the sector's positive returns amidst the shifting economic landscape and his expectations for 2004.

Q: Was the market and economic environment favorable for the Portfolio's investment strategy?

A: Real estate stocks, like most asset classes, experienced great volatility during the reporting period.

   With evidence suggesting that the U.S. economy was on its way to recovery, the real estate market rose strongly during the first quarter of 2004. However, in early April, the jobs report for March was surprisingly strong and sparked a sell-off in the bond market. Bond investors feared that the economy might be growing too fast and would ignite inflation. Interest rates began to rise, pushing bond prices down. Prices of real estate stocks also fell sharply even though historically they have exhibited a low correlation to bond prices. Rising oil prices and political uncertainty in Iraq further heightened investor concerns. During May and June, real estate investment trusts began to recover and picked up enough positive momentum to regain much of the ground lost in April -- ending the six months with relatively strong performance gains.

   For the six months ended June 30, 2004, the Portfolio's Class I shares rose 7.4% at net asset value. In comparison, the Wilshire Real Estate Securities Index increased 6.96% for the same period.

Q: What investments helped performance during the six months?

A: Several holdings contributed positively to the Portfolio's returns. AvalonBay
   Communities, one of the Portfolio's largest holdings, is an apartment/multi-family real estate investment trust (REIT) that has benefited from the expectation of improving fundamentals for apartments. Job growth has been very positive for household formations, especially for young adults who are leaving home for the first time. This demographic group has the highest propensity to rent rather than buy. This stronger renter demand is giving apartment REIT managers, such as AvalonBay, greater pricing flexibility. In addition, rising interest rates should contribute to higher renter demand, because buying a home becomes a more expensive option.

   In the lodging sector, Starwood Hotels and Resorts performed well, particularly in the final two months of the reporting period. Starwood, as well as the sector in general, are benefiting from a recovery in lodging demand, which is directly correlated to the improving economy. Catellus Development, a real estate management and development company, holds a portfolio of high-quality predominately industrial properties generating strong cash flow. This REIT's positive performance was driven, in part, by management's decision to convert to REIT status early in 2004. The heightened investor interest helped it to outperform the benchmark during the six months.

Q: What investments hurt performance during the six months?

A: We believe that Simon Property Group is a solid company, but after consistently outperforming the real estate market during the multi-year rally through the first quarter of 2004, it, along with other retail names, lagged in the final months of the reporting period. Following the market correction this spring, it began to recover. However, when management announced in late June that it was acquiring Chelsea Property Group (also held by the Portfolio), investors reacted negatively. We view the proposed merger very positively, because we think Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail focus to Simon's current portfolio.

   Following disappointing performance last year, Apartment Investment and Management continued to lag the benchmark. This REIT, which owns a diverse portfolio of multi-family apartment complexes, suffered more than its peers as apartment fundamentals proved challenging last year and experienced lower-than-expected fee income and higher-than-expected apartment-turnover-related expenses last year -- resulting in a reduced dividend. Even with the greater promise for improving fundamentals, we reduced the position this spring, because we tempered our view of its total return potential.

Q: What is your outlook for the balance of 2004?

A: We think that the various property types making up the real estate market are generally experiencing improving fundamentals. While real estate earnings typically lag an improvement in fundamentals, hotel and apartment landlords can respond fairly quickly. Should economic growth continue, however, we believe retail landlords will begin to lose the relative advantage they have previously enjoyed. We believe that it will fall to astute stock selection to separate the wheat from the chafe.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Common Stocks                             94.7%
Depositary Receipts for International Stocks    3.5%
International Common Stocks                     1.8%

Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Financials                                     17.1%
Information Technology                         13.9%
Consumer Discretionary                         13.0%
Health Care                                    12.5%
Industrials                                    12.3%
Consumer Staples                               11.9%
Energy                                          8.2%
Materials                                       5.7%
Telecommunication Services                      3.3%
Utilities                                       2.1%

Five Largest Holdings
(As a percentage of equity holdings)

1.      ChevronTexaco Corp.            2.17%
2.      Exxon Mobil Corp.              2.11
3.      McGraw-Hill Co., Inc.          1.93
4.      Target Corp.                   1.85
5.      SBC Communications, Inc.       1.71

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $18.98         $18.70


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                            $0.100       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[TABULAR REPRESENTATION OF LINE CHART]

                    Pioneer             S&P
                      Fund              500
                  VCT Portfolio        Index
10/97                 10000             10000
                      10543             10643
12/98                 13296             13686
                      15411             16565
12/00                 15600             15060
                      13908             13275
12/02                 11261             10342
                      13936             13306
6/04                  14220             13764


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

----------------------------------------------------
Net Asset Value
----------------------------------------------------

Life-of-Class                                  5.42%
(10/31/97)
5 Years                                       -0.70%
1 Year                                        17.84%

All total returns shown assume reinvestment of distributions at net asset value.



Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey, reviews the investment environment and the performance of Pioneer Fund VCT Portfolio over the six months ended June 30, 2004.

Q: How did the Portfolio perform over the first six months of 2004?

A: Pioneer Fund VCT Portfolio recorded a positive total return of 2.04% at net asset value in the six months ended June 30, 2004. The Standard & Poor's 500 Index showed a total return of 3.44% over the same period. Investors appeared to be "rotating" out of more highly priced stocks and into shares more moderately priced, with dividends and steadier earnings outlooks.

Q: Please discuss the Portfolio's performance versus the S&P 500 Index.

A: Our underperformance versus the S&P was attributable mainly to our stock holdings in four sectors: information technology, materials, industrials and telecommunications services. Our strongest positive contributors were our investments in consumer discretionary, consumer staples and health care. Taking first the negative contributors, our technology holdings showed an overall decline of 1.59% versus the S&P sector gain of 0.44%. The main culprits were our positions in Texas Instruments, Novellus Systems, Synopsys and Nokia. After analyzing the different situations, we retained shares in Texas Instruments and Nokia, but liquidated our positions in Novellus and Synopsys. With regard to materials, where again we showed a negative return (3.80%) versus a slight positive return (0.71%) for the S&P sector, the largest factor was our position in Rio Tinto. In the case of the materials, we believe that the fundamentals are strong for the group looking out at least over the next couple of years and that it was mainly "profit taking" behind the weak share prices. Perhaps, too, there was some concern about a potential slow-down in the Chinese economy, which has been a prime user of many raw materials as that country rapidly industrializes. Following our evaluation of the "pros and cons," we retained Rio Tinto, a prominent worldwide mining company, as well as our shares of other companies in the sector.

   Industrials presented a mixed picture, with our investments rising 5.13% versus an increase for the sector of 7.42%. We had very good performance from our railroad holding Norfolk Southern, but our capital-goods stocks were more sluggish. Finally, in telecomm services, we did not own AT&T Wireless, which received a premium take-over bid, but instead owned BellSouth and SBC Communications, the companies in the joint venture, Cingular, that made the bid. BellSouth and SBC both declined as investors worried that they "overpaid."

   On the bright side, we had some nice gains from stocks in consumer discretionary, consumer staples and health care. They were, respectively, John Wiley & Sons, publisher of scientific and technical books and journals and also owner of the "For Dummies" imprint; Colgate-Palmolive, major brand in toothpaste; and Becton Dickinson, provider of medical supplies including disposable syringes.

Q: What changes have you have made to the Portfolio so far this year?

A: We were fairly active during the six months, adding 18 positions and eliminating 18. The combined effect of securities transactions and market fluctuations produced overall increases for our weightings in the energy, consumer discretionary, consumer staples, health care and financials sectors; overall decreases for our weightings in industrials and information technology; and no meaningful change for our weightings in materials, telecommunications services and utilities. In energy, we initiated positions in Apache, British Petroleum, Pioneer Natural Resources and Occidental Petroleum and sold positions in Transocean, Royal Dutch Petroleum, and Shell Transport & Trading. We believed that Transocean was fairly valued, and in the cases of Royal Dutch and the allied Shell Transport we had developed reservations about management in the wake of significant downward revisions in oil and gas reserves estimates. On the other hand, we thought that prospects were positive for the companies we added and that the larger number of holdings would provide the portfolio with more diversification.

   In consumer discretionary we invested in three companies we thought were poised to do better with the stronger economy, Ford Motor, Liz Claiborne, and Walt Disney, and sold two stocks that had been longer-term disappointments, Dow Jones and Eastman Kodak. We also added Clorox, formulator of bleaches and other household cleansers, and Estee Lauder, cosmetics manufacturer, in consumer staples. Our health care additions were among our most significant and included equipment makers Guidant and St. Jude Medical, distributor Cardinal Health, and generic-drug companies Barr Pharmaceuticals and Mylan Laboratories.

   One of our purchases in financials proved to be particularly well timed, as SouthTrust, a regional bank headquartered in Birmingham, Alabama, received a generous acquisition offer from another bank, Wachovia, not long after we had bought it. Another entry we made to the portfolio was U.S. Bancorp, based in Minneapolis, Minnesota. In other sectors, we bought, in materials, Ecolab, supplier of industrial and institutional cleaning chemicals, and, in information technology, Apple Computer, survivor, against all odds, in the personal-computer business as well as innovative producer of the very hot iPod digital-music player.

   Along with the seven names already mentioned in energy and consumer discretionary and (above) in information technology, we deleted the following: Boeing, Lockheed Martin, Robert Half, Union Pacific, Medco Health Solutions, Bank of America, Electronics Data Systems, BMC Software, Cisco Systems, QUALCOMM and Altera.

Q: What is your outlook on the stock market and economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil and raw-materials prices, as well as the prospect of rising wages with growth in employment, provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the impressive comparisons.

   The market to us remains attractive, even if more moderately attractive than it was in early 2003 when prices were much lower and the economy was still just poised for its rebound rather than underway with the rebound as it is currently. We see especially good values, however, among the good companies with good long-term records in which we like to invest on your behalf and which were relatively neglected by investors up until recently.

   Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. So our intention is, as always, to stay invested over the coming months, and years, and to stay invested in the solid kinds of companies we always aim to own in your Portfolio. Thank you for your support.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Common Stocks                     94.2%
Temporary Cash Investment               4.4%
Convertible Preferred Stocks            1.3%
Convertible Corporate Bonds             0.1%


Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Financials                             22.4%
Utilities                              16.1%
Energy                                 12.0%
Consumer Discretionary                 10.9%
Industrials                             9.3%
Health Care                             7.5%
Consumer Staples                        7.1%
Telecommunication Services              6.9%
Materials                               5.3%
Information Technology                  2.5%


Five Largest Holdings
(As a percentage of equity holdings)

1.      ChevronTexaco Corp.               4.15%
2.      ConocoPhillips                    3.93
3.      PACCAR, Inc.                      3.78
4.      Exxon Mobil Corp.                 3.21
5.      Charter One Financial, Inc.       3.07

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $18.62         $18.09


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.180        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                   Pioneer          Russell
                   Equity            1000
                   Income            Value
                VCT Portfolio        Index
3/95                10000            10000
                    12025            12632
12/96               13852            15366
                    18732            20773
12/98               22816            24021
                    23092            25787
12/00               26522            27597
                    24673            26054
12/02               20770            22010
                    25466            28620
6/04                26470            29745


Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

----------------------------------------------------
Net Asset Value
----------------------------------------------------

Life-of-Class                                 11.31%
(3/1/95)
5 Years                                        1.54%
1 Year                                        17.83%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey reviews the performance of Pioneer Equity Income VCT Portfolio over the six months ended June 30, 2004.

Q: How did the portfolio fare over the past six months?

A: Stock prices generally showed gains during the period. The Russell 1000
   Value Index rose by 3.94%, and Pioneer Equity Income VCT Portfolio rose by exactly the same amount, 3.94% at net asset value. After the market of 2003, when the prices of many highly cyclical stocks moved dramatically, the first six months of 2004 saw investors return to steadier companies. Information technology, which had been the strongest performing sector in 2003 with the sharp recovery of many deeply depressed stocks, was one of the weakest areas of the market through June of this year. On the other hand, consumer staples, energy, and industrials all performed above the benchmark average as investors looked more favorably on companies with substantial earnings and also dividends.

   While financials actually underperformed the benchmark Russell 1000 Value Index, our Portfolio experienced the largest contribution to total return from our investments there. Two of our holdings, Charter One Financial and South Trust, received take-over bids from other banks at substantial premiums to their current share prices (and also to our average cost on the shares), producing sharp gains in the market value of those positions. We also did not own any shares of the lackluster performer Citigroup, a major component of the Russell index.

   Offsetting results came from our weightings and stock selection in telecommunications services and utilities. In telecomm, our AT&T stock declined as investors worried about mounting price competition amid slower growth. Further affecting our relative performance in that sector was our lack of ownership of AT&T Wireless, the cellular provider operating independently of its former parent since late 2001. That company received an acquisition offer from Cingular, a joint venture between two companies that we did own, BellSouth and SBC Communications. The stocks of those companies fell on concerns about the acquisition price, while stock in AT&T Wireless rose in recognition of the premium price to be paid.

   With regard to our holdings in the utilities sector, we have continued to favor the strong utilities with well-supported and consistent dividend-paying records. It so happened that some of the best-performing utility stocks during the period were the so-called turnaround stories, some of which had even sharply reduced or eliminated their dividends. We shall stick with our long-term strategy and emphasis on financial strength and business stability.

Q: What changes did you make to the Portfolio in the first half of the period?

A: Overall we added seven positions and liquidated nine. With the high oil prices and positive outlook for energy, we thought it reasonable to enlarge our exposure somewhat in that sector and added Occidental Petroleum. A specialist in coatings and other chemical products, Valspar shows good earnings potential as the economy improves. J. C. Penney has re-focused on its department stores after negotiating the sale of its sagging drugstore operation, and the results show it. Clorox, is benefiting from better management. Ameren and Equitable Resources were two additions in utilities, and U. S. Bancorp is a strong regional bank headquartered in Minneapolis. Little bespeaks quality and reliability better than a long dividend-paying record, and here is how our new holdings compare in that regard: Occidental Petroleum, payments every year since 1975; Valspar, each year since 1964;
   J. C. Penney, continuous payments starting in 1922; Clorox, without interruption since 1968; Ameren and Equitable Resources, since 1906 and 1950, respectively; and U. S. Bancorp, through its predecessor companies, an unbroken record going back all the way to the year of the Battle of Gettysburg, 1863.

   The list of names leaving the Portfolio in the period included Deere, Illinois Tool Works, Norfolk Southern, Tribune, Biomet, Bank of America, Merrill Lynch, Equity Office Properties, and Electronic Data Systems.

Q: What is your outlook on the stock market and the economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil prices provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the wonderful comparisons. And so it goes as well when it comes to discussion of international events and corporate-governance issues and much else: the glass is half empty, not half full, as the common expression goes. From our point of view, the market remains quite attractive, and especially the good companies with good records. Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. So our intention is to stay invested over the coming months, and to stay invested in the solid kinds of companies we always aim to own. Thank you for your support.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Common Stocks                    65.0%
U.S. Government Securities            21.6%
U.S. Corporate Bonds                  13.0%
Asset Backed Securities                0.4%


Sector Distribution
(As a percentage of long-term holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Government                            20.9%
Consumer Staples                      17.1%
Financials                            12.2%
Information Technology                11.8%
Consumer Discretionary                10.3%
Health Care                            9.3%
Industrials                            7.3%
Energy                                 6.0%
Materials                              3.5%
Telecommunication Services             1.1%
Utilities                              0.5%


Five Largest Holdings
(As a percentage of equity holdings)

1.      Berkshire Hathaway, Inc.
         (Class B)                      3.50%
2.      First Data Corp.                3.35
3.      Microsoft Corp.                 3.29
4.      Pfizer, Inc.                    3.21
5.      Northrop Grumman Corp.          3.21

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $14.18         $14.04


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.130        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Balanced VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

                                                     Lehman
                     Pioneer           S&P          Aggregate
                     Balanced          500            Bond
                   VCT Portfolio      Index          Index+
3/95                  10000           10000           10000
                      11847           12533           11279
12/96                 13536           15406           11686
                      15920           20543           12817
12/98                 16341           26417           13929
                      16754           31974           13812
12/00                 17668           29068           15418
                      17268           25623           16720
12/02                 15496           19961           18435
                      18085           25684           19192
6/04                  18434           26567           19221


+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

-------------------------------------------------------
Net Asset Value
-------------------------------------------------------

Life-of-Class                                     6.99%
(3/1/95)
5 Years                                           1.87%
1 Year                                            9.04%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04

In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced VCT Portfolio, and Richard Schlanger, who is responsible for the Portfolio's fixed income investments, discuss the markets and their investment strategies during the six months ended June 30, 2004.

Q: How did the Portfolio perform during the first six months of 2004?

A: Pioneer Balanced VCT Portfolio had a total return of 1.93% at net asset value during the six months ended June 30, 2004. The Portfolio's benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index returned 3.44% and 0.15%, respectively.

Q: What were the factors that affected performance?

A: The domestic equity market produced generally positive returns for the six months, but those returns masked the underlying volatility and tensions between conflicting influences. Supporting equity valuations were an expanding economy and robust corporate profits. The competing negative factors included the spike in market interest rates midway through the six months, as well as uncertainty brought on by concerns over issues such as energy prices, stability in Iraq and presidential election-year politics.

   In the fixed income markets, interest rates rose, with shorter-maturity rates rising more than longer-term rates. The price losses brought on by higher rates as well as the flattening of the yield curve -- or difference between short-term and long-term yields -- resulted in volatility in the bond market. The key factor was the widely anticipated announcement by the Federal Reserve Board on the final day of the period to begin tightening monetary policy by starting to raise the influential overnight lending rate -- the Fed Funds rate. The initial hike was from 1.00% to 1.25%, but the expectation was that the Fed would raise rates further in the months to come in an effort to guard against inflationary pressures.

Q: What were your principal strategies during the period?

A: On June 30, about 64% of assets were invested in stocks -- about the same percentage as at the start of the period. The remaining assets were invested in fixed income assets, including corporate bonds, government securities, and mortgage-backed securities, with a small allocation in foreign bonds and less than 2% in cash.

   We trimmed our energy position to take profits and to reduce our vulnerability to the area during a time when we expected increased price volatility. We remained overweighted in energy stocks, however, and are positive about the sector's longer-term fundamentals. We modestly increased the Fund's health care holdings, adding medical device company Guidant and pharmaceutical company Eli Lilly. We thought Guidant's stock price had become compellingly attractive after it fell because of an announcement about a delay in a new product introduction. We like Eli Lilly because it has well-developed research and development activities that should produce a flow of new products. In addition, we initiated a position in Liz Claiborne, the apparel company. We think it is attractive because of its strong distribution during a time when the industry is beginning to gain greater control over pricing.

   We substantially reduced our holdings in two stocks that had performed very well -- software company Symantec and auto insurance company Progressive. We also eliminated our position in Devon Energy, an exploration and production company, because of our concerns about its internal cost structure. In the fixed income allocation, we raised overall quality, with average credit quality moving from A+ to AA-. Interest-rate sensitivity -- as measured by duration -- was about even with that of the benchmark Lehman Brothers Aggregate Bond Index, although it declined slightly during the six months to about 4.3 years.

   We increased our exposure to mortgage-backed securities from 40.3% of fixed income assets to 48.0%. Mortgages tend to be less vulnerable to declining prices than Treasuries and other government securities in a rising interest-rate environment. We reduced our exposure to corporates, taking profits when their yield advantage over Treasuries began to narrow. At the end of the period, 26.3% of the fixed income portfolio was invested in industrial and utility bonds, compared to 31.4% at the start of the period. At the same time, we also reduced our banking and financial services bond holdings from over Treasuries than existing issues available on the secondary market. When we invested in Treasury bonds, we tended to hold TIPS, or inflation-protected Treasuries, although we sold them near the end of the period when the Federal Reserve made it clear it intended to control inflationary pressures.

Q: What types of investments had the greatest influence on performance?

A: Among our equity investments, our emphasis on consumer staples companies helped considerably as stock investors began to recognize the value of higher-quality, stable growth companies that had been overlooked in the rally of 2003. Holdings such as Gillette, PepsiCo and Wrigley performed very well. Our technology positions also contributed to performance, led by Symantec, whose share price went up 27% during the six months. Detracting from performance, however, was security selection in the consumer discretionary sector. Family Dollar Stores had disappointing earnings, which may have been related to higher gasoline prices and the adverse effect on their largely lower-income customers, but we still favored the company and continued to hold it at the end of the period. Newmont Mining, which had been a strong contributor to Fund performance prior to the period, fell 20% during the period in response to slumping gold prices. However, we still believe the company is attractive and continue to hold a position in it.

   In the fixed income portfolio, our overweight position in mortgages helped substantially, as did our exposure to corporate bonds -- both high yield and investment-grade. Performance was held back, however, by our concentration in intermediate-term securities, as short- and intermediate-term interest rates rose more than the rates on long-term bonds during the six months

Q: What is your investment outlook?

A: We believe the June 30 announcement by the U.S. Federal Reserve that it was starting to raise short-term rates is the start of a long process of interest-rate hikes that is likely to continue at least through the end of 2005. We anticipate moving to a barbell strategy over time with respect to maturity allocations, concentrating on both short-term securities and long-term bonds while de-emphasizing intermediate-term bonds that we think are most vulnerable in the present environment.

   We believe the equity market will continue to be choppy, with no major trends either up or down in stock price averages. The outlooks for gross domestic product (GDP) and for corporate earnings both are favorable, although the rate of corporate profit growth may slow somewhat. The big question that will be on investors' minds will be what happens to interest rates. In addition, uncertainty about geopolitical events and the outcome of the presidential election will influence investor psychology. We think the most likely scenario is that the major stock averages will show moderate growth over the next several months.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Corporate Bonds                    57.7%
Convertible Corporate Bonds             35.4%
Temporary Cash Investment                4.1%
Convertible Preferred Stocks             2.8%


Maturity Distribution
(As a percentage of total investment in securities)

[TABULAR REPRESENTATION OF PIE CHART]

0-1 years                                2.5%
1-3 years                               16.6%
3-4 years                               18.6%
4-6 years                               44.9%
6-8 years                               10.4%
8+ years                                 7.0%


Five Largest Holdings
(As a percentage of long-term holdings)

1.      Bowater, Inc., 6.5%, 6/15/13         3.71%
2.      CMS Energy Corp., 7.75%,
         8/1/10                              2.97
3.      Freeport-Mc Corp., 5.5%
         (144A)                              2.87
4.      Forest City Enterprises,
         7.625%, 6/1/15                      2.83
5.      Meristar Hospitality Corp.,
         9.125%, 1/15/11                     2.69

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $11.12         $11.45


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.3137       $  -              $ 0.047

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[TABULAR REPRESENTATION OF LINE CHART]

                                                          ML
                      Pioneer            ML           Convertible
                       High             High             Bonds
                       Yield            Yield         Speculative
                   VCT Portfolio      Master II+        Quality
5/00                   10000            10000             10000
12/00                  10623             9770              8424
                       12387            10207              7882
12/02                  12211            10013              7744
                       16215            12830             10529
6/04                   16254            13006             11090


+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

-------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------

Life-of-Class                                          11.82%
(5/1/00)
1 Year                                                  9.80%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04

High-yield bonds offered slightly positive returns during the first half of 2004. In the following report, portfolio manager Margaret Patel describes the market backdrop and why the Portfolio slightly underperformed its benchmark index.

Q: How did the Portfolio perform?

A: During the six months ended June 30, 2004, the Portfolio's Class I shares had a total return based on net asset value of 0.25%. By comparison, the Merrill Lynch High Yield Master II Index returned 1.36%. The 30-day SEC yield on June 30, 2004, was 3.88%.

Q: What was the environment like for the high-yield market during the first six months of 2004?

A: Rising interest rates significantly dampened returns for all segments of the fixed-income market. Signs of a strengthening economy and the increased possibility of sustained inflationary pressures caused market yields to rise in anticipation of an increase in short-term interest rates by the Federal Reserve Board. That hike came to pass on the last day of the period. Bond prices move in the opposite direction of interest rates and within such an environment Treasury bonds suffered the worst relative price declines. Steady economic growth helped high-yield bonds perform better than Treasuries, but high-yield bonds still suffered price declines due to rising market yields. Lower-quality securities outperformed higher-quality issues during the period, as investors became more comfortable taking on riskier investments within a strengthening economy.

Q: Why did the Portfolio's performance slightly lag that of the Merrill Lynch
   High Yield Master II Index?

A. The Portfolio had a higher overall credit quality than the index during a period when lower-rated bonds led the market. We favored higher-quality securities because we felt that they offered better value and risk profiles. We also increased the Portfolio's economic sensitivity during the period, including adding investments in the basic materials sector. Companies in this sector had performed well due to torrid demand from China. However, during the period the Chinese government took steps to slow economic growth to reduce inflationary pressures from building. Investors, in turn, became concerned that the moves would soften demand for basic materials, and so these investments suffered. Finally, the Portfolio's allocation to convertible securities -- about 40% at the end of the period -- also dampened performance somewhat. Convertibles underperformed generic high-yield bonds because of declines in the underlying stock prices, particularly in two of our areas of focus -- basic materials and technology.

Q: Which investments proved to be some of the top performers during the fiscal year? Which disappointed?

A: Two energy holdings, Tom Brown and Nuevo Energy, offered significant price appreciation when they were each acquired by investment-grade companies. Convertible bonds issued by Kaydon -- which manufactures ball bearings, hydraulic gear and filters for the aerospace, electronics and heavy construction industries -- rose in concert with the underlying stock price due to an improving business outlook. Real estate firm LNR Properties continued to perform well despite the risk that higher interest rates might hurt its business. On the down side, three commodity-based companies -- Freeport Mac MoRan, Coeur d'Alene Mining and Graftech, underperformed because of fears that slower growth in the U.S. and China would reduce demand for basic materials.

Q: What is your outlook?

A: The Fed's rate hike at the end of the period was widely expected, and the Board indicated its willingness to implement any further rate increases in a slow, measured manner. The U.S. economy remains relatively healthy, so we believe that the overall outlook for corporate earnings should be positive. It is possible that Treasury yields could continue to rise during the rest of 2004, but we feel that the extent of any such increases should be relatively muted. Within such an environment, high-yield bonds could continue to attract investors who are more comfortable taking on more risk within a healthy economy and who are looking for more attractive yields than either those offered in the Treasury or other lower-yielding segments of the fixed-income markets.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio invests in below investment-grade securities, which may be more volatile and subject to greater price fluctuations than investment-grade securities.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Corporate Bonds                     55.6%
U.S. Government Securities               21.4%
Foreign Government Bonds                 12.8%
Convertible Corporate Bonds               3.1%
Asset Backed Securities                   2.7%
Temporary Cash Investment                 1.9%
Municipal Bonds                           1.2%
Sovereign Issue                           0.8%
Supranational Bonds                       0.5%


Maturity Distribution
(As a percentage of total investment portfolio)

TABULAR REPRESENTATION OF PIE CHART]

0-1 years                                 4.7%
1-3 years                                23.2%
3-4 years                                20.9%
4-6 years                                31.0%
6-8 years                                14.6%
8+ years                                  5.6%


Five Largest Holdings
(As a percentage of long-term holdings)

1.      Norwegian Government,
         6.75%, 1/15/07                   1.78%
2.      Government of France,
         3.0%, 7/25/09                    1.62
3.      Government National
         Mortgage Association II,
         6.0%, 11/20/33                   1.53
4.      Federal Home Loan Mortgage
         Corp., 6.0%, 6/1/17              1.45
5.      Swedish Government,
         5.5%, 10/8/12                    1.40

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $10.56         $11.01


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.3241       $  -              $ 0.1616

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                 Pioneer            Lehman
                Strategic             U.S.
                 Income            Universal
              VCT Portfolio         Index+
7/99              10000              10000
                  10070              10136
12/00             10525              11234
                  11251              12144
12/02             12458              13338
                  15104              14117
6/04              15152              14140


+ Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

-----------------------------------------------------
Net Asset Value
-----------------------------------------------------

Life-of-Class                                   8.79%
(7/29/99)
1 Year                                          6.51%

All total returns shown assume reinvestment of distributions at net asset value.



Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04

Domestic high-yield corporate bonds and mortgage-backed securities provided the best relative returns during the first six months of 2004, a period marked by rapid rises in interest rates as evidence of a strengthening economy became more pervasive. Higher-rated bonds tended to lose value as market interest rates rose. In international trading, the U.S. dollar strengthened, limiting the returns from foreign investment-grade bonds while the prices of emerging market debt declined after strong gains earlier. The following is an interview with Kenneth J. Taubes, who discusses the factors that influenced the Portfolio's performance during the six-month period. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Portfolio.

Q: How did the Portfolio perform during the six months ended June 30, 2004?

A: The Portfolio performed reasonably well in a challenging environment. During the six-month period, the Portfolio's Class I shares had a total return of 0.32%, while the Lehman U.S. Universal Bond Index returned 0.17%. The 30-day Standardized SEC Yield for the Portfolio's Class I Shares on June 30, 2004, was 6.13%.

Q: What were the factors that affected performance?

A: The Portfolio's ability to diversify across several different fixed-income classes worked to its advantage during a period in which rising interest rates tended to undermine the values of higher-quality domestic bonds and a strengthening dollar tended to hurt the values of investments in foreign-denominated securities. The Portfolio's positive performance and slight edge over the U.S. Universal Bond Index came despite exposure to two poorly performing areas that are not significantly represented in the index: foreign investment-grade securities and emerging markets.

   Throughout the six months, our emphasis on the domestic high-yield corporate bonds helped performance substantially, as this was the best-performing part of the bond market. High-yield bonds, as represented by the Merrill Lynch High Yield Master II Index, returned 1.36% during the period, while most higher quality domestic fixed-income classes had negative returns. In our domestic investment-grade positions, we also focused on the best-performing area, mortgage-backed securities, which benefited from the lessening of fears of prepayments and diminishing interest-rate volatility. We de-emphasized Treasuries, the area most vulnerable to rising interest rates, and the Treasury securities we did own tended to be inflation-protected securities that outperformed standard Treasuries. While emerging markets were down more than 6% during the six months, we focused our holdings on corporate issuers whose longer-term prospects remained good.

   Although we reduced its position, the Portfolio remained overweighted in non-dollar currencies during the period, and this held back performance as the U.S. dollar strengthened. In particular, our investments in the currencies of growth-oriented economies such as Australia and Canada did poorly, as these currencies weakened even more than the euro and other currencies tied to economies with less growth.

   At the end of the six months, 37% of assets were invested in high-yield corporates, the largest emphasis of any asset class. Mortgage-backed securities accounted for 21% of assets, while emerging market debt represented about 16% of Portfolio assets and international investment-grade bonds accounted for another 16%. Investment-grade corporate bonds represented just 9% of Portfolio assets, and the Treasury position at the end of the six months was less than 1%.

   Average credit quality on June 30 was BBB-.

Q: What changes did you make in the Portfolio during the six months?

A: We continued our emphasis on domestic high-yield corporate bonds. We expect the economy to continue to expand, helping strengthen the financial health of high-yield issuers, many of which are starting to enjoy greater pricing power over their products. Also, high-yield bonds can remain less sensitive to the negative price impacts of rising interest rates because of their yield advantage over higher quality securities.

   In spite of the strength of the U.S. dollar during the period, we thought the long-term trend of the dollar continued to be one of weakening versus other currencies. As a result, we maintained investments in growth-oriented countries such as Australia, Canada, Sweden and Norway.

Q: What types of individual investments had the greatest influence on performance?

A: Several high-yield holdings helped substantially. The bonds of Metro PCS, a wireless telecommunications provider in several metropolitan areas, including in Georgia and California, rose substantially in price on the news that the company intended to proceed with an initial public stock offering. Bonds issued by Corning, which restructured its business to focus on the production of the material used for flat-screen television, did very well, as did securities of several hotel companies, whose earnings increased as the economy improved and business travel improved. Among the better-performers in the Portfolio were bonds issued by the Hilton, Starwood and John Q. Hammond hotel chains.

   While emerging market debt tended to detract from performance, the bonds of Brazilian brewer AMBEV gained after the announcement of plans for its acquisition by the European firm Interbrew.

   Disappointments included the bonds of Primus Telecommunications, a multi-national telecommunications service provider based in the United States. While its earnings were positive, the bonds fell because of investor skepticism about the sector. The bonds of Brazilian steel company CSN also detracted from performance in the general decline in emerging markets, despite strong company fundamentals.

Q: What is your outlook for the bond market?

A: With an outlook for continuing economic expansion, we expect that short-term interest rates are likely to rise further in the coming months. The Federal Reserve began to raise the Fed Funds Rate, the most influential short-term rate, on June 30. The Fed has signaled it plans to raise rates gradually, but to continue to be accommodative and encourage growth, a policy likely to keep interest rates low by historical standards. Market rates on longer-term bonds, which rose in the months leading up to the June 30 announcement, probably are priced appropriately for current conditions, but pressure should continue for the rates of shorter-term and intermediate-term bonds to rise.

   The financial health of domestic corporations should continue to improve. More companies report they have gained additional pricing power, which should help them strengthen their balance sheets. At the same time, the weaker dollar has improved the competitiveness of many industries in world markets.

   In our domestic portfolio, we expect to continue to focus on high-yield corporate bonds and mortgage-backed securities and position the Portfolio to mute the impact of rising interest rates of short- and intermediate-term securities with a relatively short duration.

   While foreign currencies fell during the most recent six months, we believe the U.S. dollar may weaken in the coming months, particularly if the Federal Reserve maintains its commitment to an accommodative monetary policy. We have emphasized the Australian and Canadian currencies and also hold investments in growth-oriented European economies, such as Sweden and Norway. After several years of avoiding the yen, we also have initiated a small position in the Japanese currency to benefit from expanding global growth.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Government & Agency Obligations      90.7%
Temporary Cash Investment                  6.9%
Collateralized Mortgage Obligations        1.8%
U.S. Corporate Bonds                       0.6%


Maturity Distribution
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

0-1 years                                  3.8%
1-3 years                                 42.4%
3-4 years                                 26.4%
4-6 years                                 18.3%
6-8 years                                  0.5%
8+ years                                   8.6%


Five Largest Holdings
(As a percentage of equity holdings)

1.    U.S. Treasury Notes, 6.5%,
       2/15/10                          13.05%
2.    U.S. Treasury Notes,
       6.25%, 8/15/23                    5.05
3.    Federal Home Loan Mortgage
       Corp., 6.0%, 3/1/33               3.47
4.    U.S. Treasury Notes,
       6.375%, 8/15/27                   2.57
5.    Federal Home Loan Mortgage
       Corp., 6.0%, 5/1/34               2.52

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $10.03         $10.35


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.3374       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                      Pioneer          Lehman           Lehman
                      America        Government       Fixed Rate
                      Income            Bond           Mortgage
                   VCT Portfolio       Index+           Index+
3/95                   10000            10000            10000
                       10574            11302            11098
12/96                  10712            11615            11693
                       11616            12727            12802
12/98                  12563            13981            13694
                       12246            13667            13947
12/00                  13686            15477            15505
                       14573            16598            16779
12/02                  16076            18506            18246
                       16368            18943            18802
6/04                   16393            18920            18948


+ Index comparisons begin 2/28/95. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

----------------------------------------------------
Net Asset Value
----------------------------------------------------

Life-of-Class                                  5.43%
(3/1/95)
5 Years                                        6.02%
1 Year                                         0.07%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In an improving economy, uncertainty about rising interest rates dominated market sentiment. As a result, the yields on fixed-income securities declined and then rose, as investors tried to determine when the Federal Reserve would raise interest rates and by how much. In this volatile environment, Pioneer America Income VCT Portfolio delivered a relatively high level of income to shareholders. In the following interview, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Portfolio over the past six months.

Q: How did the Portfolio perform during the six-month period ended June 30, 2004?

A: For the six-month period ended June 30, 2004, Class I shares of Pioneer
   America Income VCT Portfolio produced a total return of 0.15% at net asset value. The Portfolio outperformed the Lehman Brothers Government Bond Index which returned -0.13% for the same period. It underperformed the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 0.77%. At the end of the period, the 30-day SEC yield for Class A shares was 3.20%.

Q: What was the investment environment like during the period?

A: For the first three months of 2004, concerns about geopolitical issues and the "jobless" economic recovery kept interest rates at 45-year lows. When we moved into the second calendar quarter of 2004, however, the employment picture changed dramatically. Several hundred thousand jobs were added to the economy in April and May, leading to concerns about the pace of Federal Reserve tightening, accelerating inflation and higher interest rates. In this environment, market rates rose, causing the yield curve to flatten. (The yield curve shows the relationship between bond yields and maturity lengths.) Normally, the yield curve is positively sloped with yields on long-term bonds exceeding those on short-term bonds. The yield curve flattens when yields on short-term bonds rise more than those on long-term bonds. This was the case during the period. As interest rates rose, bond yields went up and prices declined.

Q: What investment strategies contributed to performance?

A: About 65% of net assets were diversified in mortgage-backed securities issued by Government Sponsored Enterprises, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). (Ginnie Mae securities are backed by the full faith and credit of the government. A full faith and credit backing applies to underlying Portfolio securities not to Portfolio shares.) Because mortgages outperformed Treasury securities, the Portfolio's overweight in the sector relative to the benchmark was the biggest aid to total return. In the volatile interest-rate environment, we were concerned about the prepayment risk that is associated with mortgage-backed securities. When interest rates decline, homeowners often "prepay" their existing mortgages and refinance their homes at a lower rate. Significant prepayment activity can result in declining yields and share prices in portfolios with investments in mortgages. To mitigate this risk, we selected mortgages with lower weighted average coupon rates that we believe are less likely to be prepaid.

Q: What investment strategies detracted from performance?

A: A little more than 31% of the Portfolio was invested in Treasury and agency securities with predominently short- and intermediate-term maturities. As yields on securities in these maturity ranges moved higher, their prices declined. As a result, the Portfolio's exposure to bonds in the middle of the yield curve held back results.

Q: What is your outlook over the next several months?

A: We believe the economy is on a sustained path for improvement and are concerned that the seeds for higher inflation are being planted. The Federal Reserve raised interest rates by 0.25% on June 30 and is likely to continue doing so at a measured pace over the next two years. As interest rates move higher, we will consider using a barbell strategy in managing the Treasury portion of the Portfolio. This means we may sell some of our intermediate-term holdings and add securities in the one-to-two-year range and in the 20 plus-year range. With this approach, the Portfolio should benefit from the higher yields that long-term bonds provide and from the relative price stability of short-term securities. We will also seek mortgage-backed securities that are selling at a discount and that can provide the Portfolio with relatively high yields as well as the potential for price appreciation.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Short-term interest rates remained at 46-year lows during the first half of 2004, although the U.S. Federal Reserve Board finally signaled a shift in its accommodative monetary policy on June 30 when it raised the key Fed Funds Rate from 1.00% to 1.25%. Throughout the six months, Pioneer Money Market VCT Portfolio maintained a $1 share price and provided modest current income consistent with the low yields available in the money market. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Fund shares.)

In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected the Portfolio over the six months ended June 30, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the first half of 2004?

A: For the six months ended June 30, 2004, Pioneer Money Market VCT Portfolio had a total return of 0.25% at net asset value. On June 30, 2004, the Portfolio's seven-day effective yield was 0.91%.

Q: What factors affected Portfolio performance?

A: Short-term interest rates remained at historically low levels over the past six months. It was a period, however, in which evidence steadily accumulated that the U.S. economy was recovering briskly. Growth Domestic Product (GDP), for example, grew by an annual rate of 3.9% for the first three months. The nation's industrial production increased by 5.6% since June 30, 2004, and the economy added 1.4 million new jobs during the same 12 months.

   Evidence of the economy's vibrancy became more persuasive during the six months, especially after the Department of Labor released an unexpectedly strong new-jobs report for March. Market interest rates began rising and expectations grew that the Federal Reserve Board would finally shift from its accommodative monetary policy and begin raising short-term interest rates. The Fed confirmed those expectations on the final day of the six-month period when it raised the influential Fed Funds Rate by one-quarter of one percent and signaled that it was likely to raise the rate further in subsequent months to head-off inflationary threats.

Q: Given this environment, what strategies did you pursue?

A: We held to our quality orientation in managing the Portfolio. While the effective duration was 71 days on June 30, 2004, we expected to shorten duration aggressively as the Federal Reserve began to raise rates. A shorter-duration should give the Portfolio greater ability to invest in new, higher-yielding securities as rates start to rise.

Q: What is your investment outlook?

A: We anticipate that while the Federal Reserve will continue to stimulate continued economic growth, it is likely to raise short-term rates further for the remainder of 2004 and at least the beginning of 2005. Given this outlook, we expect to maintain a shorter duration to give us the flexibility to capture additional yield as rates rise. However, we also expect to take a more barbelled approach, with concentrations both in very short, one-to-two month securities and in one-year maturities, where higher yields are available. We also intend to consider opportunities to invest in floating-rate notes, where we believe we can take advantage of higher yields without assuming more risk.


Prices and Distributions

                               6/30/04     12/31/03
Net Asset Value per Share       $1.00       $1.00


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                            $0.0025      $  -              $  -


--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

-------------------------------------------------------
Net Asset Value
-------------------------------------------------------

Life-of-Class                                     3.59%
(3/1/95)
5 Years                                           2.68%
1 Year                                            0.46%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and principal values fluctuate so that your investment, when redeemed, may be worth more or less than its original cost. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                          Value
             PREFERRED STOCKS - 2.6%
             Materials - 0.3%
             Diversified Metals & Mining - 0.3%
    259,000  Caemi Mineracao E Metalurgia SA*                    $    99,034
                                                                 -----------
             Total Materials                                     $    99,034
                                                                 -----------
             Capital Goods - 0.1%
             Industrial Conglomerates - 0.1%
      1,855  GS Holdings Corp.*                                  $    16,639
      3,445  LG Corp.                                                 30,901
                                                                 -----------
                                                                 $    47,540
                                                                 -----------
             Total Capital Goods                                 $    47,540
                                                                 -----------
             Banks - 0.7%
             Diversified Banks - 0.7%
  2,541,700  Banco Itau Holding Financeira                       $   235,144
                                                                 -----------
             Total Banks                                         $   235,144
                                                                 -----------
             Telecommunication Services - 1.5%
             Integrated Telecommunication Services - 0.7%
     14,401  Tele Norte Leste Participacoes (A.D.R.)             $   183,325
                                                                 -----------
             Wireless Telecommunication Services - 0.8%
     10,900  Telesp Celular Participacoes (A.D.R.)*              $    85,894
      5,800  Telemig Celular Participacoes (A.D.R.)                  171,100
                                                                 -----------
                                                                 $   256,994
                                                                 -----------
             Total Telecommunication Services                    $   440,319
                                                                 -----------
             TOTAL PREFERRED STOCKS
             (Cost $663,334)                                     $   822,037
                                                                 -----------
             COMMON STOCKS - 92.5%
             Energy - 10.3%
             Integrated Oil & Gas - 6.2%
    225,000  CNOOC, Ltd.                                         $    95,517
      5,480  Lukoil Holding (A.D.R.)                                 574,030
     30,900  Petrobras Brasileiro SA (A.D.R.)                        778,680
     13,500  Surgutneftegaz (A.D.R.) (b)*                            442,125
 15,644,450  Tupras-Turkiye Petrol Rafinerileri AS                   102,718
                                                                 -----------
                                                                 $ 1,993,070
                                                                 -----------
             Oil & Gas Equipment And Services - 0.4%
      3,000  Samchully Co., Ltd.                                 $   143,240
                                                                 -----------
             Oil & Gas Exploration & Production - 2.0%
    183,600  China Petroleum & Chemical                          $    67,671
      6,100  Mol Magyar Olaj                                         243,471
    179,000  Panva Gas Holdings, Ltd.*                                77,535
     67,000  PTT Public Co., Ltd.                                    252,428
                                                                 -----------
                                                                 $   641,105
                                                                 -----------

      Shares                                                           Value
             Oil & Gas Refining Marketing &
             Transportation - 1.7%
    983,500  Petron Corp.                                        $    53,590
      7,400  Polski Koncern Nafto (G.D.R.)                           116,980
      7,500  S-OIL Corp.*                                            313,146
      2,120  TelecomAsia Corp. Public Co., Ltd.                       69,430
                                                                 -----------
                                                                 $   553,146
                                                                 -----------
             Total Energy                                        $ 3,330,561
                                                                 -----------
             Materials - 14.7%
             Aluminum - 0.1%
     12,000  Catcher Technology Co., Ltd.                        $    38,556
                                                                 -----------
             Commodity Chemicals - 1.5%
      3,869  Daelim Industrial Co.                               $   121,643
     11,300  Reliance Industries, Ltd. (144A)*                       226,848
 12,010,000  Ultrapar Participacoes SA                               128,312
                                                                 -----------
                                                                 $   476,803
                                                                 -----------
             Construction Materials - 1.1%
      5,150  Asia Cement Co., Ltd.                               $   115,063
 29,013,250  Akcansa Cimento AS                                       58,636
     40,422  Lafarge Malayan Cement*                                   8,679
     14,400  Siam City Cement Co., Ltd.                               74,686
     12,000  Siam Cement Co., Ltd.                                    71,872
      2,932  Suez Cement Co. (G.D.R.)*                                24,042
                                                                 -----------
                                                                 $   352,978
                                                                 -----------
             Diversified Chemicals - 0.7%
        200  Israel Chemicals, Ltd.                              $       386
      2,600  LG Chemicals, Ltd.                                       88,515
    258,360  Sinopac Holdings Co.                                    135,772
                                                                 -----------
                                                                 $   224,673
                                                                 -----------
             Diversified Metals & Mining - 3.0%
     11,400  Anglo American Plc                                  $   238,032
      4,900  Antofagasta Plc                                          83,845
      3,800  Companhia Vale do Rio Doce (A.D.R.)                     148,580
      3,900  Industrias Penoles SA                                    13,936
     17,200  KGHM Polska Miedz SA*                                   131,684
      4,100  Norilsk Nickel                                          226,013
    127,000  Yanzhou Coal Mining (Class H)                           139,864
                                                                 -----------
                                                                 $   981,954
                                                                 -----------
             Gold - 0.4%
     25,500  IAMGOLD Corp. (b)                                   $   142,290
                                                                 -----------
             Paper Products - 0.2%
      2,370  Aracruz Cellulose SA (A.D.R.)*                      $    77,404
                                                                 -----------

The accompanying notes are an integral part of these financial statements.   31

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                         Value
             Precious Metals & Minerals - 4.5%
     33,200  Anglo American Plc                               $   694,786
      1,750  Anglogold, Ltd.                                       55,955
      8,600  Anglogold, Ltd. (A.D.R.)(b)                          276,576
     20,400  Compania de Minas Buenaventura SA                    450,840
                                                              -----------
                                                              $ 1,478,157
                                                              -----------
             Specialty Chemicals - 0.9%
     85,501  Formosa Plastic Corp.*                           $   121,327
    135,055  Nan Ya Plastics Corp.                                178,645
                                                              -----------
                                                              $   299,972
                                                              -----------
             Steel - 2.1%
    231,106  China Steel Corp., Ltd.                          $   219,413
      7,700  Pohang Iron & Steel Co., Ltd. (A.D.R.)*              258,027
     16,800  Remgro, Ltd.                                         205,595
                                                              -----------
                                                              $   683,035
                                                              -----------
             Total Materials                                  $ 4,755,822
                                                              -----------
             Capital Goods - 4.1%
             Building Products - 0.8%
     12,500  Daewoo Heavy Industries & Machinery, Ltd.        $   151,670
      2,530  Hanil Cement Co., Ltd.                                97,062
                                                              -----------
                                                              $   248,732
                                                              -----------
             Construction, Farm Machinery &
             Heavy Trucks - 0.2%
     17,700  Punjab Tractors, Ltd.*                           $    78,632
                                                              -----------
             Construction & Engineering - 1.2%
    240,000  CTCI Corp.                                       $   119,451
  2,386,626  Enka Insaat VE Sanayi AS                              49,004
      7,900  Kyeryong Construction Industrial Co., Ltd.            72,767
      9,600  LG Construction, Ltd.                                158,825
                                                              -----------
                                                              $   400,047
                                                              -----------
             Electrical Components & Equipment - 0.6%
     14,900  Bharat Heavy Electricals (Demat Shares)          $   162,829
      7,512  Crompton Greaves, Ltd.*                               21,267
                                                              -----------
                                                              $   184,096
                                                              -----------
             Industrial Conglomerates - 0.4%
      3,675  GS Holdings Corp.*                               $    54,673
      6,825  LG Corp.                                             101,535
                                                              -----------
                                                              $   156,208
                                                              -----------
             Metal Fabricators - 0.3%
      5,470  Korea Zinc Co.                                   $    90,913
                                                              -----------
             Industrial Machinery - 0.6%
    187,000  Yungtay Engineering Co., Ltd.                    $    99,949
     12,200  Daewoo Heavy Industries &
             Machinery, Ltd.*                                      82,391
                                                              -----------
                                                              $   182,340
                                                              -----------
             Total Capital Goods                              $ 1,340,968
                                                              -----------

     Shares                                                        Value
             Commercial Services & Supplies - 0.5%
             Diversified Commercial Services - 0.5%
     17,656  Bidvest Group, Ltd.                              $   150,339
                                                              -----------
             Total Commercial Services &
             Supplies                                         $   150,339
                                                              -----------
             Transportation - 1.3%
             Air Freight & Couriers - 0.2%
    153,400  Singapore Post, Ltd.                             $    78,675
                                                              -----------
             Airlines - 0.3%
      6,600  Korean Air*                                      $    86,183
                                                              -----------
             Marine - 0.6%
     11,880  Hyundai Merchant Marine Co.*                     $    89,610
     19,800  Samsung Heavy Industries Co., Ltd.                    89,244
                                                              -----------
                                                              $   178,854
                                                              -----------
             Railroads - 0.2%
     23,000  Malaysia International Shipping                  $    72,759
                                                              -----------
             Total Transportation                             $   416,471
                                                              -----------
             Automobiles & Components - 4.0%
             Auto Parts & Equipment - 1.0%
     27,900  Dongyang Mechatronics Corp.                      $    75,207
      3,000  Hyundai Mobis                                        133,766
     28,600  Jardine Cycle & Carriage, Ltd.                       106,742
                                                              -----------
                                                              $   315,715
                                                              -----------
             Automobile Manufacturers - 3.0%
     12,800  Edaran Otomobile Nasional                        $    31,865
      5,230  Hyundai Heavy Industries                             125,045
      5,900  Hyundai Motor Co., Ltd.                              228,102
      7,100  Kia Motors                                            60,968
 42,818,482  Koc Holdings AS*                                     193,285
    143,653  PT Astra International                                84,365
    106,100  Sime Darby                                           155,008
     13,999  Tata Motors                                          115,901
                                                              -----------
                                                              $   994,539
                                                              -----------
             Total Automobiles & Components                   $ 1,310,254
                                                              -----------
             Consumer Durables & Apparel - 1.0%
             Footwear - 0.2%
    346,700  Symphony Holdings, Ltd.                          $    59,888
                                                              -----------
             Homebuilding - 0.5%
    563,500  Ayala Land, Inc.                                 $    58,368
     67,000  Corporacion GEO, SA de CV*                            88,361
                                                              -----------
                                                              $   146,729
                                                              -----------
             Leisure Products - 0.3%
    104,200  Berjaya Sports Toto                              $   104,254
                                                              -----------
             Total Consumer Durables & Apparel                $   310,871
                                                              -----------

32   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                        Value
             Hotels, Restaurants & Leisure - 0.3%
             Hotels, Resorts & Cruise Lines - 0.2%
      9,200  Indian Hotels Co., Ltd.                         $    70,251
                                                             -----------
             Restaurants - 0.1%
     63,700  Jollibee Foods Corp.                            $    27,425
                                                             -----------
             Total Hotels, Restaurants & Leisure             $    97,676
                                                             -----------
             Media - 2.3%
             Broadcasting & Cable TV - 1.1%
     33,500  ABS-CBN Broadcasting Corp.*                     $    13,499
    107,000  BEC World Public Co., Ltd.                           47,119
    370,903  Media Prima*                                        152,240
    289,300  United Broadcasting Corp., Plc*                     140,138
                                                             -----------
                                                             $   352,996
                                                             -----------
             Movies & Entertainment - 0.9%
    322,800  Grammy Entertainment Plc                        $   120,828
     57,700  Zee Telefilms, Ltd.                                 158,449
                                                             -----------
                                                             $   279,277
                                                             -----------
             Publishing - 0.3%
     41,650  Singapore Press Holdings                        $   100,952
                                                             -----------
             Total Media                                     $   733,225
                                                             -----------
             Retailing - 0.3%
             Department Stores - 0.0%
      7,300  Robinson Department Store Plc.*                 $       704
                                                             -----------
             General Merchandise Stores - 0.3%
     20,400  Jaya Jusco Stores                               $    59,148
      1,300  LG Home Shopping                                     53,083
                                                             -----------
                                                             $   112,231
                                                             -----------
             Total Retailing                                 $   112,935
                                                             -----------
             Food & Drug Retailing - 2.9%
             Food Distributors - 0.7%
     10,500  Compania Cervecerias Unidas SA                  $   224,490
                                                             -----------
             Food Retail - 2.2%
     12,000  Brasil Distributor Pao Acu (A.D.R.)             $   207,600
      3,780  CJ Corp.                                            205,247
      5,700  Distribucion y Servicio D&A SA                       86,640
    256,700  Metro Cash & Carry, Ltd.*                           100,037
  8,827,000  Migros Turk T.A.S.                                   42,837
    199,800  PT Indofood Sukses Makmur Tbk                        14,936
      5,000  Tiger Brands, Ltd.                                   73,882
                                                             -----------
                                                             $   731,179
                                                             -----------
             Total Food & Drug Retailing                     $   955,669
                                                             -----------
             Food, Beverage & Tobacco - 5.1%
             Agricultural Products - 0.4%
     25,000  Makhteshim-Agan Industries, Ltd.                $   116,485
                                                             -----------

     Shares                                                        Value
             Distillers & Vintners - 1.4%
  3,575,700  Andalou efes Biracilik VE                       $    41,675
     12,500  Companhia de Bebidas PR (A.D.R.)                    250,875
     62,600  Grupo Modelo SA de CV                               157,488
                                                             -----------
                                                             $   450,038
                                                             -----------
             Packaged Foods & Meats - 0.2%
     71,017  Rainbow Chicken, Ltd.                           $    61,981
                                                             -----------
             Soft Drinks - 1.4%
      2,100  Coca-Cola, S.A. de C.V. (A.D.R.)*               $    46,599
     14,200  Embotelladora Andina SA (A.D.R.)                    171,962
      3,700  Fomento Economico Mexicano SA de CV                 169,608
    140,600  Sermsuk Public Co., Ltd.                             83,313
                                                             -----------
                                                             $   471,482
                                                             -----------
             Tobacco - 1.7%
     13,700  British American Tobacco (Malaysia) Bhd         $   182,161
      6,200  Korea Tobacco*                                      143,187
        100  Philip Morris CR AS*                                 61,114
     52,100  PT Gudang Garam Public Co., Ltd.                     76,116
    186,500  PT Hanjaya Mandala Sampoerna Tbk                    101,487
                                                             -----------
                                                             $   564,065
                                                             -----------
             Total Food, Beverage & Tobacco                  $ 1,664,051
                                                             -----------
             Household & Personal Products - 0.8%
             Household Products - 0.7%
 23,183,610  Arcelik A.S.*                                   $   114,832
      3,600  LG Household & Health Care, Ltd.                    102,977
                                                             -----------
                                                             $   217,809
                                                             -----------
             Personal Products - 0.1%
      2,350  Natura Cosmeticos SA*                           $    37,915
                                                             -----------
             Total Household & Personal
             Products                                        $   255,724
                                                             -----------
             Health Care Equipment & Services - 1.5%
             Health Care Distributors - 1.5%
      7,130  Teva Pharmaceutical Industries, Ltd.            $   479,778
                                                             -----------
             Total Health Care Equipment &
             Services                                        $   479,778
                                                             -----------
             Pharmaceuticals & Biotechnology - 1.4%
             Pharmaceuticals - 1.4%
     17,200  Aurobindo Pharma, Ltd.                          $   122,108
      3,300  Biocon, Ltd.*                                        36,004
      1,275  Gideon Richter (G.D.R.)                             129,576
      6,000  Lupin, Ltd.*                                         82,931
    110,200  PT Tempo Scan Pacific                                82,073
                                                             -----------
                                                             $   452,692
                                                             -----------
             Total Pharmaceuticals &
             Biotechnology                                   $   452,692
                                                             -----------

The accompanying notes are an integral part of these financial statements.   33

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                           Value
             Banks - 8.2%
             Diversified Banks - 8.2%
 24,612,250  Akbank T.A.S.                                      $    90,447
      2,222  Banco Bradesco SA                                      102,101
      3,303  Banco Santiago                                          88,190
     29,835  Canara Bank, Ltd.                                       78,518
    217,960  Chinatrust Financial Holding Co., Ltd.                 243,915
    107,600  Commerce Asset Holdings                                137,786
     25,400  Commercial International Bank                           95,566
      7,100  Hana Bank                                              150,917
     23,775  Hong Leong Bank*                                        30,273
     54,700  Kasikornbank*                                           69,767
      1,900  Kookmin Bank*                                           59,383
        900  Kookmin Bank (A.D.R.) (b)*                              28,242
     58,700  Malayan Banking Bhd                                    156,218
    162,700  Metropolitan Bank & Trust Co.                           78,354
      9,500  MISR International                                      30,400
    342,300  National Finance Public Co., Ltd.                      123,354
      4,300  OTP Bank Rt*                                            88,099
    407,500  PT Bank Central Asia Tbk                                81,393
  2,136,076  PT Lippo Bank*                                         113,095
     37,656  Public Bank Bhd (Foreign)                               65,541
     59,100  Siam Commercial Bank Plc (Foreign)                      67,026
     24,400  Standard Bank Group, Ltd.                              171,042
     13,600  State Bank of India                                    127,540
 40,130,800  Turkiye Garanti Bankasi AS*                            119,578
 39,834,952  Turkiye Is Bankasi (Isbank)                            144,998
      5,700  Uniao de Bancos
             Brasileiros SA (G.D.R.) (144A)                         112,689
                                                                -----------
                                                                $ 2,654,432
                                                                -----------
             Total Banks                                        $ 2,654,432
                                                                -----------
             Diversified Financials - 4.3%
             Investment Banking & Brokerage - 0.2%
    203,600  O.S.K. Holdings                                    $    83,715
                                                                -----------
             Diversified Financial Services - 4.1%
  3,955,000  Alarko Holding AS*                                 $    77,279
    457,700  Bank Mandiri                                            57,371
    408,344  China Development Financial                            209,894
     42,000  Citic Pacific, Ltd.                                    103,317
     78,300  FirstRand, Ltd.                                        130,264
    137,000  Fubon Group                                            119,826
 37,217,239  Haci Omer Sabanci Holding AS*                          110,331
    118,200  Kiatnakin Finance Plc                                  104,826
    109,000  MCL Ladn, Ltd.                                          87,633
     32,066  RMB Holdings, Ltd.                                      85,768
     76,900  Sanlam, Ltd.                                           110,688
    632,700  SM Prime Holdings                                       68,868
     78,300  TISCO Finance Public Co., Ltd.                          52,200
                                                                -----------
                                                                $ 1,318,265
                                                                -----------
             Total Diversified Financials                       $ 1,401,980
                                                                -----------

     Shares                                                           Value
             Insurance - 1.0%
             Multi-Line Insurance - 0.6%
      2,800  Samsung Fire & Marine Insurance                    $   179,648
                                                                -----------
             Property & Casualty Insurance - 0.4%
      7,900  Cathay Financial Holding Co., Ltd.
             (G.D.R.) (144A)*                                   $   141,489
                                                                -----------
             Total Insurance                                    $   321,137
                                                                -----------
             Real Estate - 0.4%
             Real Estate Management & Development - 0.4%
     98,200  Marco Polo Developments, Ltd.                      $   116,009
                                                                -----------
             Total Real Estate                                  $   116,009
                                                                -----------
             Software & Services - 0.9%
             Application Software - 0.9%
      1,583  Infosys Technologies, Ltd.                         $   190,400
     14,200  Satyam Computer Services*                               94,455
                                                                -----------
                                                                $   284,855
                                                                -----------
             Total Software & Services                          $   284,855
                                                                -----------
             Technology Hardware & Equipment - 6.9%
             Semiconductors - 1.7%
     43,800  Hon Hai Precision Industry                         $   163,461
    268,605  Taiwan Semiconductor Manufacturing Co.                 388,889
                                                                -----------
                                                                $   552,350
                                                                -----------
             Communications Equipment - 1.0%
      1,500  China Unicom (A.D.R.)*                             $    11,850
     12,140  Empresa Nacional De Telecom                             68,663
      8,000  Matav Rt (A.D.R.)*                                     162,480
      3,100  Samsung Electro Mechanics Co., Ltd.*                    88,337
                                                                -----------
                                                                $   331,330
                                                                -----------
             Computer Hardware - 0.4%
    109,160  Compal Electronics                                 $   118,972
                                                                -----------
             Computer Storage & Peripherals - 0.5%
    107,000  Asia Vital Components                              $   123,329
     16,400  Quanta Computer, Inc.                                   34,960
                                                                -----------
                                                                $   158,289
                                                                -----------
             Electronic Equipment & Instruments - 3.2%
     28,000  Anpec Electronics Corp.                            $    34,886
     53,375  Asustek Computer, Inc.                                 121,959
     32,150  Elec & Eltek International Co., Ltd.                    90,105
      4,050  LG Electronics, Inc.                                   193,745
      6,400  Mtekvision Co., Ltd.*                                  201,726
     12,000  Novatek Microelectronics, Ltd.                          39,802
     10,000  Richtek Technology Corp.*                               29,120
      8,000  Samsung Corp.*                                          98,270
        770  Samsung Display Devices*                                81,495
    154,900  Varitronix International, Ltd.                         153,116
                                                                -----------
                                                                $ 1,044,224
                                                                -----------

34   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                            Value
             Office Electronics - 0.1%
     5,700   Baiksan OPC Co.                                     $    49,660
                                                                 -----------
             Total Technology Hardware &
             Equipment                                           $ 2,254,825
                                                                 -----------
             Semiconductors - 4.4%
     3,030   Samsung Electronics                                 $ 1,261,174
   240,621   United Microelectronics Corp., Ltd.*                    180,003
                                                                 -----------
                                                                 $ 1,441,177
                                                                 -----------
             Total Semiconductors                                $ 1,441,177
                                                                 -----------
             Telecommunication Services - 12.7%
             Integrated Telecommunication Services - 7.3%
     6,400   Brasil Telecom Participacoes SA                     $   196,480
     4,900   Compania de Telephonos de
             Chile SA ADR                                             59,731
    16,800   KT Corp.(b)*                                            303,072
    29,587   Mahanagar Telephone Nigam, Ltd.                         214,506
    29,900   Mahanagar Telephone                                      85,917
    11,900   SPT Telecom AS*                                         145,977
     3,440   Telekomunik Indonesia SP (A.D.R.)*                       53,492
    28,800   Telefonos de Mexico SA                                  958,176
    79,500   Telekomunikacja Polska SA                               330,002
                                                                 -----------
                                                                 $ 2,347,353
                                                                 -----------
             Wireless Telecommunication Services - 5.4%
    27,200   Advanced Service Co., Ltd. (Foreign)                $    59,224
    17,700   Alumax, Inc.                                            643,749
    18,800   Bharti Televentures*                                     55,843
     6,600   Korea Telecom Freetel Co.                               114,992
    13,300   Mobinil-Egyptian Mobile Services                        160,177
    24,337   SK Telecom Co., Ltd. (b)*                               510,834
   146,000   Taiwan Cellular Corp.                                   139,305
    22,400   Venfin, Ltd.                                             72,617
                                                                 -----------
                                                                 $ 1,756,741
                                                                 -----------
             Total Telecommunication Services                    $ 4,104,094
                                                                 -----------
             Utilities - 3.2%
             Electric Utilities - 2.3%
   156,700   Empresa Nacional de Electricid SA                   $    64,502
 1,992,335   Enersis SA*                                             235,543
    14,600   Korea Electric Power Corp.*                             235,684
   216,400   Manila Electric Co.*                                    116,189
     4,360   Unified Energy System (G.D.R.)                          115,494
                                                                 -----------
                                                                 $   767,412
                                                                 -----------

     Shares                                                            Value
             Gas Utilities - 0.6%
     2,300   Gazprom (A.D.R.) (b)                                $    67,017
     4,200   Korea Gas Corp.*                                        121,811
                                                                 -----------
                                                                 $   188,828
                                                                 -----------
             Water Utilities - 0.3%
     8,500   Cia Saneamento Basic de
             Estado de Sao Paulo (b)*                            $    92,905
                                                                 -----------
             Total Utilities                                     $ 1,049,145
                                                                 -----------
             TOTAL COMMON STOCKS
             (Cost $24,410,123)                                  $29,994,690
                                                                 -----------
             RIGHTS/WARRANTS - 0.0%
             Commercial Services & Supplies - 0.0%
             Diversified Commercial Services - 0.0%
     1,580   Bidbee Group, Ltd., 12/8/06*                        $     1,494
                                                                 -----------
             Total Commercial Services &
             Supplies                                            $     1,494
                                                                 -----------
             Telecommunication Services - 0.0%
             Integrated Telecommunication Services - 0.0%
    32,210   True Corp., Plc*                                    $        --
                                                                 -----------
             Total Telecommunication Services                    $        --
                                                                 -----------
             TOTAL RIGHTS/WARRANTS
             (Cost $9,539)                                       $     1,494
                                                                 -----------
             TEMPORARY CASH INVESTMENT - 4.1%
             Security Lending Collateral - 4.1%
 1,335,560   Securities Lending
             Investment Fund, 1.29%                              $ 1,335,560
                                                                 -----------
             TOTAL TEMPORARY
             CASH INVESTMENT
             (Cost $1,335,560)                                   $ 1,335,560
                                                                 -----------
             TOTAL INVESTMENT IN
             SECURITIES - 99.2%
             (Cost $26,418,556)(a)(b)                            $32,153,781
                                                                 -----------
             OTHER ASSETS AND
             LIABILITIES - 0.8%                                  $   271,080
                                                                 -----------
             TOTAL NET ASSETS - 100.0%                           $32,424,861
                                                                 ===========

The accompanying notes are an integral part of these financial statements.   35

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

(A.D.R)  American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*        Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $481,026 or 1.5% of net assets.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

         South Korea                            22.6%
         Taiwan                                  9.7%
         Brazil                                  9.4%
         South Africa                            7.1%
         Mexico                                  6.8%
         India                                   6.3%
         Russia                                  4.6%
         Thailand                                4.1%
         Malaysia                                4.0%
         Turkey                                  3.7%
         Chile                                   3.2%
         Indonesia                               2.2%
         Hungary                                 2.0%
         Israel                                  1.9%
         Singapore                               1.9%
         Poland                                  1.9%
         Peru                                    1.5%
         People's Republic of China              1.4%
         Philippines                             1.4%
         United Kingdom                          1.0%
         Egypt                                   1.0%
         Other (individually less than 1%)       2.3%
                                               ------
                                               100.0%
                                               ======

(b)      At June 30, 2004, the following securities were out on loan:


         Shares      Description                  Market Value
          7,125      Anglogold, Ltd. (A.D.R.)     $  226,718
          8,060      Cia Saneamento Basic de
                       Estado de Sao Paulo*           84,952
            155      Gazprom (A.D.R.)                  4,301
         24,225      IAMGOLD Corp.                   129,846
            500      Kookmin Bank (A.D.R.)*           15,690
         15,905      KT Corp.*                       285,495
          5,635      SK Telecom Co., Ltd.*           118,504
         12,705      Surgutneftegaz (A.D.R.)*        398,937
                                                  ----------
                     Total                        $1,264,443
                                                  ==========


36   The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                          Value
                  PREFERRED STOCK - 1.2%
                  Automobiles & Components - 1.2%
                  Automobile Manufacturers - 1.2%
        250       Porsche AG                                   $   168,171
                                                               -----------
                  Total Automobiles & Components               $   168,171
                                                               -----------
                  TOTAL PREFERRED STOCK
                  (Cost $83,104)                               $   168,171
                                                               -----------
                  COMMON STOCKS - 96.7%
                  Energy - 10.4%
                  Integrated Oil & Gas - 7.2%
     72,851       BP Amoco Plc                                 $   646,674
     20,351       Eni S.p.A.                                       405,664
                                                               -----------
                                                               $ 1,052,338
                                                               -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 3.2%
      2,446       Total SA                                     $   468,764
                                                               -----------
                  Total Energy                                 $ 1,521,102
                                                               -----------
                  Materials - 7.1%
                  Commodity Chemicals - 1.2%
      3,611       BASF India, Ltd.                             $   194,454
                                                               -----------
                  Construction Materials - 4.4%
      9,648       CRH Plc                                      $   204,756
      1,610       Italcementi S.p.A.*                               21,639
      3,384       Lafarge SA                                       303,469
      1,070       Vinci SA                                         108,236
                                                               -----------
                                                               $   638,100
                                                               -----------
                  Diversified Metals & Mining - 1.5%
      5,596       Rio Tinto Plc                                $   135,150
      2,544       Sandvik AB                                        87,158
                                                               -----------
                                                               $   222,308
                                                               -----------
                  Total Materials                              $ 1,054,862
                                                               -----------
                  Capital Goods - 6.9%
                  Aerospace & Defense - 1.7%
     37,685       Bae Systems                                  $   150,674
      3,195       European Aeronautic Defence                       89,543
                                                               -----------
                                                               $   240,217
                                                               -----------
                  Construction & Engineering - 2.6%
     11,469       ACS, Actividades de Construccion y
                  Servicios, SA                                $   193,903
      3,804       Compagnie de Saint Gobain                        190,868
                                                               -----------
                                                               $   384,771
                                                               -----------
                  Electrical Components & Equipment - 1.4%
      3,012       Schneider Electric SA                        $   206,592
                                                               -----------

     Shares                                                          Value
                  Industrial Machinery - 1.2%
      1,976       Atlas Copco AB                               $    73,630
      2,843       AB SKF                                           104,848
                                                               -----------
                                                               $   178,478
                                                               -----------
                  Total Capital Goods                          $ 1,010,058
                                                               -----------
                  Commercial Services & Supplies - 1.3%
                  Diversified Commercial Services - 1.3%
      8,308       TNT Post Group NV                            $   190,718
                                                               -----------
                  Total Commercial Services &
                  Supplies                                     $   190,718
                                                               -----------
                  Automobiles & Components - 1.0%
                  Auto Parts & Equipment - 1.0%
      2,594       Compagnie Generale des
                  Etablissements Michelin                      $   144,247
                                                               -----------
                  Total Automobiles & Components               $   144,247
                                                               -----------
                  Hotels, Restaurants & Leisure - 1.6%
                  Restaurants - 1.6%
     17,111       Compass Group Plc                            $   104,877
      8,438       Gus Plc                                          130,372
                                                               -----------
                                                               $   235,249
                                                               -----------
                  Total Hotels, Restaurants & Leisure          $   235,249
                                                               -----------
                  Media - 2.8%
                  Advertising - 0.6%
      2,942       Publicis SA                                  $    87,652
                                                               -----------
                  Publishing - 2.2%
      7,545       Elsevier NV                                  $   106,401
      7,505       Vivendi Universal*                               209,672
                                                               -----------
                                                               $   316,073
                                                               -----------
                  Total Media                                  $   403,725
                                                               -----------
                  Food & Drug Retailing - 5.9%
                  Drug Retail - 0.6%
      6,888       Boots Co., Plc*                              $    86,141
                                                               -----------
                  Food Retail - 5.3%
     13,588       Koninklijke Ahold NV*                        $   107,363
      1,649       Nestle SA (Registered Shares)                    441,222
     45,427       Tesco Plc                                        220,619
                                                               -----------
                                                               $   769,204
                                                               -----------
                  Total Food & Drug Retailing                  $   855,345
                                                               -----------
                  Food, Beverage & Tobacco - 2.5%
                  Tobacco - 2.5%
      2,313       Altadis SA*                                  $    71,759
     18,370       British American Tobacco Plc                     285,962
                                                               -----------
                                                               $   357,721
                                                               -----------
                  Total Food, Beverage & Tobacco               $   357,721
                                                               -----------

The accompanying notes are an integral part of these financial statements.   37

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  Health Care Equipment & Services - 0.9%
                  Health Care Distributors - 0.9%
       2,279      Celesio AG                                   $   136,601
                                                               -----------
                  Total Health Care Equipment &
                  Services                                     $   136,601
                                                               -----------
                  Pharmaceuticals & Biotechnology - 9.9%
                  Pharmaceuticals - 9.9%
       7,494      AstraZeneca Plc                              $   337,721
      13,196      GlaxoSmithKline Plc                              269,229
       3,103      Novartis                                         137,485
       3,123      Roche Holdings AG                                310,402
       4,338      Sanofi-Synthelabo SA                             275,980
       1,796      Schering AG                                      106,369
                                                               -----------
                                                               $ 1,437,186
                                                               -----------
                  Total Pharmaceuticals &
                  Biotechnology                                $ 1,437,186
                                                               -----------
                  Banks - 14.6%
                  Diversified Banks - 14.6%
       8,696      Allied Irish Banks Plc                       $   134,767
      10,567      Banco Bilbao Vizcaya Argentaria, SA              141,941
      32,459      Barclays Plc                                     278,005
       5,468      BNP Paribas SA                                   338,177
       6,739      Credit Agricole SA                               164,819
       7,061      CS Group*                                        252,092
       4,600      Depfa Bank Plc                                    67,090
       4,223      Dexia                                             70,228
      23,715      HSBC Holding Plc                                 355,583
      11,268      Royal Bank of Scotland Group Plc                 326,779
                                                               -----------
                                                               $ 2,129,481
                                                               -----------
                  Total Banks                                  $ 2,129,481
                                                               -----------
                  Diversified Financials - 8.6%
                  Asset Management & Custody Banks - 0.5%
       2,630      Man Group Plc*                               $    68,365
                                                               -----------
                  Diversified Financial Services - 8.1%
       3,406      Deutsche Boerse AG                           $   173,841
       6,390      ING Groep NV                                     152,033
       1,735      Lagardere S.C.A.                                 109,014
       3,616      Societe Generale                                 309,152
       1,489      Swiss Re                                          97,134
       4,893      UBS AG                                           346,529
                                                               -----------
                                                               $ 1,187,703
                                                               -----------
                  Total Diversified Financials                 $ 1,256,068
                                                               -----------

      Shares                                                         Value
                  Insurance - 5.5%
                  Life & Health Insurance - 0.8%
       4,009      Assicurazioni Generali                       $   108,714
                                                               -----------
                  Multi-Line Insurance - 4.0%
      10,463      AXA SA                                       $   232,122
       2,217      Zurich Financial Services*                       351,799
                                                               -----------
                                                               $   583,921
                                                               -----------
                  Reinsurance - 0.7%
       3,097      Hannover Rueckversicheru                     $   104,114
                                                               -----------
                  Total Insurance                              $   796,749
                                                               -----------
                  Software & Services - 0.6%
                  IT Consulting & Other Services - 0.6%
       1,364      Atos Origin*                                 $    88,246
                                                               -----------
                  Total Software & Services                    $    88,246
                                                               -----------
                  Technology Hardware & Equipment - 4.2%
                  Semiconductors - 1.3%
       6,783      Philips Electronics NV                       $   184,096
                                                               -----------
                  Communications Equipment - 1.0%
      10,079      Nokia Oyj                                    $   146,254
                                                               -----------
                  Computer Hardware - 0.8%
      38,933      Dixons Group Plc                             $   116,952
                                                               -----------
                  Electronic Equipment & Instruments - 1.1%
       2,201      Siemens AG                                   $   159,583
                                                               -----------
                  Total Technology Hardware &
                  Equipment                                    $   606,885
                                                               -----------
                  Telecommunication Services - 9.9%
                  Alternate Carriers - 0.9%
       4,989      France Telecom SA                            $   130,883
                                                               -----------
                  Integrated Telecommunication Services - 5.0%
       7,122      Belgacom SA*                                 $   217,656
      25,747      Telecom Italia Mobile S.p.A.                     146,594
      59,202      Telecom Italia S.p.A.                            184,922
      12,569      Telefonica SA                                    186,877
                                                               -----------
                                                               $   736,049
                                                               -----------
                  Wireless Telecommunication Services - 4.0%
     263,946      Vodafone Group Plc                           $   582,271
                                                               -----------
                  Total Telecommunication Services             $ 1,449,203
                                                               -----------

38   The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                           Value
              Utilities - 3.0%
              Electric Utilities - 3.0%
   4,077      E.On AG                                         $   295,674
  17,458      National Grid Transco Plc                           136,027
                                                              -----------
                                                              $   431,701
                                                              -----------
              Total Utilities                                 $   431,701
                                                              -----------
              TOTAL COMMON STOCKS
              (Cost $11,851,998)                              $14,105,147
                                                              -----------
              TOTAL INVESTMENT IN
              SECURITIES - 97.9%
              (Cost $11,935,102)(a)                           $14,273,318
                                                              -----------
              OTHER ASSETS AND
              LIABILITIES - 2.1%                              $   311,386
                                                              -----------
              TOTAL NET ASSETS - 100.0%                       $14,584,704
                                                              ===========

*      Non-income producing security.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

       United Kingdom           29.6%
       France                   23.6
       Switzerland              13.6
       Germany                   9.4
       Italy                     6.1
       Netherlands               5.8
       Spain                     4.2
       Ireland                   2.8
       Belgium                   2.0
       Sweden                    1.9
       Finland                   1.0
                               ------
                               100.0%
                               ======

The accompanying notes are an integral part of these financial statements.   39

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

    Shares                                                           Value
               PREFERRED STOCKS - 0.5%
               Telecommunication Services - 0.5%
               Integrated Telecommunication Services - 0.5%
    10,100     Tele Norte Leste Participacoes (A.D.R)          $   128,573
                                                               -----------
               Total Telecommunication Services                $   128,573
                                                               -----------
               TOTAL PREFERRED STOCKS
               (Cost $121,829)                                 $   128,573
                                                               -----------
               COMMON STOCKS - 98.1%
               Energy - 6.8%
               Integrated Oil & Gas - 4.5%
    84,110     BP Amoco Plc                                    $   746,617
    16,000     Eni S.p.A.                                          318,934
                                                               -----------
                                                               $ 1,065,551
                                                               -----------
               Oil & Gas Refining Marketing &
               Transportation - 2.3%
     2,870     Total SA                                        $   550,021
                                                               -----------
               Total Energy                                    $ 1,615,572
                                                               -----------
               Materials - 7.8%
               Commodity Chemicals - 1.0%
     4,200     BASF India, Ltd.                                $   226,172
                                                               -----------
               Construction Materials - 2.2%
     3,800     CRH Plc                                         $    80,693
     6,200     Italcementi S.p.A.*                                  83,330
     1,600     Lafarge BR                                          143,501
     2,180     Vinci SA                                            220,516
                                                               -----------
                                                               $   528,040
                                                               -----------
               Diversified Metals & Mining - 2.2%
     3,850     Freeport-McMoRan Copper & Gold, Inc.
               (Class B)                                       $   127,628
     2,100     Norilsk Nickel                                      115,763
     6,090     Rio Tinto Plc                                       147,081
     4,000     Sandvik AB                                          137,040
                                                               -----------
                                                               $   527,512
                                                               -----------
               Specialty Chemicals - 1.6%
    23,400     Hitachi Chemical Company, Ltd.                  $   388,026
                                                               -----------
               Steel - 0.8%
    23,102     Broken Hill Proprietary Co., Ltd.               $   202,242
                                                               -----------
               Total Materials                                 $ 1,871,992
                                                               -----------
               Capital Goods - 9.2%
               Aerospace & Defense - 0.7%
     5,700     European Aeronautic Defence                     $   159,747
                                                               -----------
               Construction & Engineering - 3.2%
    13,449     Actividades de Construccion y Servicios, SA     $   227,379
     4,000     Compagnie de Saint Gobain (a)                       200,702
    93,000     Kajima Corp.                                        347,050
                                                               -----------
                                                               $   775,131
                                                               -----------

    Shares                                                           Value
               Electrical Components & Equipment - 4.5%
    86,000     Mitsubishi Electric Corp.*                      $   427,269
     7,900     NEC Electronics Corp (a)*                           492,426
     2,400     Schneider Electric SA                               164,615
                                                               -----------
                                                               $ 1,084,310
                                                               -----------
               Industrial Machinery - 0.8%
    25,100     Scottish Power Plc                              $   182,184
                                                               -----------
               Total Capital Goods                             $ 2,201,372
                                                               -----------
               Commercial Services & Supplies - 0.8%
               Diversified Commercial Services - 0.8%
     8,100     TNT Post Group N.V.                             $   185,943
                                                               -----------
               Total Commercial Services &
               Supplies                                        $   185,943
                                                               -----------
               Transportation - 1.8%
               Railroads - 1.8%
        78     East Japan Railway Co.                          $   440,064
                                                               -----------
               Total Transportation                            $   440,064
                                                               -----------
               Automobiles & Components - 4.1%
               Auto Parts & Equipment - 0.3%
     1,500     Compagnie Generale des
               Etablissements Michelin                         $    83,412
                                                               -----------
               Automobile Manufacturers - 3.8%
     3,000     Bayerische Motoren Werke AG                     $   133,429
     6,360     Hyundai Motor Co, Ltd.                              124,680
27,216,000     Koc Holding AS*                                     122,855
    12,900     Toyota Motor Co.                                    526,110
                                                               -----------
                                                               $   907,074
                                                               -----------
               Total Automobiles & Components                  $   990,486
                                                               -----------
               Consumer Durables & Apparel - 2.1%
               Homebuilding - 2.1%
    59,000     Sekisui Chemical Co., Ltd.                      $   501,648
                                                               -----------
               Total Consumer Durables & Apparel               $   501,648
                                                               -----------
               Hotels, Restaurants & Leisure - 2.4%
               Casinos & Gaming - 1.6%
     8,200     Sammy Corp.                                     $   393,532
                                                               -----------
               Restaurants - 0.8%
    12,000     GUS Plc                                         $   185,407
                                                               -----------
               Total Hotels, Restaurants & Leisure             $   578,939
                                                               -----------
               Media - 2.1%
               Advertising - 0.4%
     3,000     Publics SA                                      $    89,380
                                                               -----------
               Publishing - 1.7%
     9,600     Vivendi Universal*                              $   268,201
    13,700     Reed Elsevier Plc                                   133,638
                                                               -----------
                                                               $   401,839
                                                               -----------
               Total Media                                     $   491,219
                                                               -----------

40   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Shares                                                        Value
                Retailing - 2.9%
                Distributors - 1.4%
    34,000      Mitsubishi Corp.                            $   332,179
                                                            -----------
                General Merchandise Stores - 1.5%
     6,900      Ryohin Keikaku Co., Ltd.                    $   359,149
                                                            -----------
                Total Retailing                             $   691,328
                                                            -----------
                Food & Drug Retailing - 5.0%
                Drug Retail - 0.6%
    12,200      Boots Co., Plc*                             $   152,573
                                                            -----------
                Food Retail - 4.4%
    16,700      Koninklijke Ahold NV*                       $   131,951
     7,266      Koninklijke Ahold NV (144A)*                     57,148
     1,890      Nestle SA (Registered Shares)                   505,706
    74,200      Tesco Plc                                       360,356
                                                            -----------
                                                            $ 1,055,161
                                                            -----------
                Total Food & Drug Retailing                 $ 1,207,734
                                                            -----------
                Food, Beverage & Tobacco - 3.1%
                Tobacco - 3.1%
    19,820      British American Tobacco Plc                $   308,534
        55      Japan Tobacco, Inc.*                            429,378
                                                            -----------
                                                            $   737,912
                                                            -----------
                Total Food, Beverage & Tobacco              $   737,912
                                                            -----------
                Household & Personal Products - 1.2%
                Household Products - 1.1%
     5,200      Uni-Charm Corp.*                            $   260,449
                                                            -----------
                Personal Products - 0.1%
       480      Kose Corp.                                  $    18,533
                                                            -----------
                Total Household & Personal
                Products                                    $   278,982
                                                            -----------
                Health Care Equipment & Services - 0.8%
                Health Care Distributors - 0.4%
     1,600      Celesio AG                                  $    95,902
                                                            -----------
                Health Care Supplies - 0.4%
       560      Nobel Biocare Holding AG                    $    87,988
                                                            -----------
                Total Health Care Equipment &
                Services                                    $   183,890
                                                            -----------
                Pharmaceuticals & Biotechnology - 5.8%
                Pharmaceuticals - 5.8%
    10,432      Astrazeneca Plc                             $   470,123
     9,590      GlaxoSmithKline Plc                             195,658
     3,788      Roche Holdings AG                               376,498
     3,800      Sanofi-Synthelabo SA                            241,753
     1,670      Schering AG                                      98,907
                                                            -----------
                                                            $ 1,382,939
                                                            -----------
                Total Pharmaceuticals &
                Biotechnology                               $ 1,382,939
                                                            -----------

    Shares                                                        Value
                Banks - 13.2%
                Diversified Banks - 13.2%
     7,400      Allied Irish Banks Plc                      $   114,682
    44,300      Banca Intesa S.p.A.                             173,896
    18,600      Banco Bilbao Vizcaya Argentaria SA              249,844
    18,325      Barclays Plc                                    156,950
     5,520      BNP Paribas SA (a)                              341,393
    10,345      Credit Agricole SA                              253,013
     6,830      CS Group*                                       243,845
    18,000      Development Bank of Singapore, Ltd.             151,460
    22,900      HSBC Holding Plc                                343,363
     2,300      Kookmin Bank (A.D.R.) (a)*                       72,174
        57      Mitsubishi Tokyo Financial Group, Inc.*         533,456
    14,020      Royal Bank of Scotland Group Plc                406,589
     6,100      Uniao de Bancos
                Brasileiros SA (G.D.R.) (144A)                  120,597
                                                            -----------
                                                            $ 3,161,262
                                                            -----------
                Total Banks                                 $ 3,161,262
                                                            -----------
                Diversified Financials - 7.0%
                Consumer Finance - 1.4%
     3,100      Aiful Corp.                                 $   327,006
                                                            -----------
                Diversified Financial Services - 4.8%
    12,400      ING Groep NV                                $   295,025
     2,000      Lagardere SA                                    125,665
     2,519      Societe Generale                                215,363
     7,150      UBS AG                                          506,374
                                                            -----------
                                                            $ 1,142,427
                                                            -----------
                Specialized Finance - 0.8%
     3,800      Deutsche Boerse AG                          $   193,950
                                                            -----------
                Total Diversified Financials                $ 1,663,383
                                                            -----------
                Insurance - 3.1%
                Life & Health Insurance - 0.7%
     6,100      Assicurazioni Generali                      $   165,417
                                                            -----------
                Multi-Line Insurance - 2.4%
    12,500      AXA SA                                      $   277,313
     1,860      Zurich Financial Services*                      295,149
                                                            -----------
                                                            $   572,462
                                                            -----------
                Total Insurance                             $   737,879
                                                            -----------
                Real Estate - 1.4%
                Real Estate Management & Development - 1.4%
    27,000      Mitsui Fudosan Co.                          $   326,878
                                                            -----------
                Total Real Estate                           $   326,878
                                                            -----------
                Software & Services - 1.2%
                IT Consulting & Other Services - 0.9%
     1,700      Atos Origin*                                $   109,984
    27,900      LogicaCMG Plc                                    93,699
                                                            -----------
                                                            $   203,683
                                                            -----------

The accompanying notes are an integral part of these financial statements.   41

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Shares                                                           Value
                Software & Services - 0.3%
     6,500      T-Online International AG*                     $    74,140
                                                               -----------
                Total Software & Services                      $   277,823
                                                               -----------
                Technology Hardware & Equipment - 4.0%
                Semiconductors - 1.1%
     9,500      Philips Electronics NV                         $   257,838
                                                               -----------
                Communications Equipment - 1.0%
    17,031      Nokia Oyj                                      $   247,134
                                                               -----------
                Computer Hardware - 0.5%
    42,100      Dixons Group Plc                               $   126,465
                                                               -----------
                Electronic Equipment & Instruments - 1.4%
     1,200      Nidec Corp.                                    $   123,877
     2,790      Siemens                                            202,289
                                                               -----------
                                                               $   326,166
                                                               -----------
                Total Technology Hardware &
                Equipment                                      $   957,603
                                                               -----------
                Semiconductors - 1.2%
       450      Samsung Electronics                            $   187,303
    21,400      United Microelectronics (A.D.R.) (a)*               92,234
                                                               -----------
                                                               $   279,537
                                                               -----------
                Total Semiconductors                           $   279,537
                                                               -----------
                Telecommunication Services - 8.9%
                Alternate Carriers - 0.7%
     6,200      France Telecom                                 $   162,653
                                                               -----------
                Integrated Telecommunication Services - 4.0%
     7,900      Belgacom SA*                                   $   241,431
     9,500      British Sky Broadcasting Plc                       108,058
    17,100      Mahanagar Telephone Nigam, Ltd.                    123,977
    15,630      Telefonica SA                                      232,388
    17,340      Telecom Italia Mobile S.p.A.                        98,728
    46,486      Telecom Italia S.p.A.                              145,203
                                                               -----------
                                                               $   949,785
                                                               -----------
                Wireless Telecommunication Services - 4.2%
     1,000      Mobile Telesystems*                            $   122,000
     5,700      SK Telecom Co., Ltd.*                              119,643
     4,100      Turkcell Iletism Hizmet (A.D.R.)*                  125,870
   295,011      Vodafone Group Plc                                 650,801
                                                               -----------
                                                               $ 1,018,314
                                                               -----------
                Total Telecommunication Services               $ 2,130,752
                                                               -----------

   Shares                                                           Value
                Utilities - 2.4%
                Electric Utilities - 2.4%
     4,433      E.On AG                                        $   321,491
    31,100      National Grid Transco Plc                          242,321
                                                               -----------
                                                               $   563,812
                                                               -----------
                Total Utilities                                $   563,812
                                                               -----------
                TOTAL COMMON STOCKS
                (Cost $20,267,040)                             $23,458,949
                                                               -----------
                TEMPORARY CASH INVESTMENT - 4.4%
                Security Lending Collateral - 4.4%
 1,038,146      Securities Lending
                Investment Fund, 1.29%                         $ 1,038,146
                                                               -----------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $1,038,146)                              $ 1,038,146
                                                               -----------
                TOTAL INVESTMENT
                IN SECURITIES - 103.0%
                (Cost $21,427,015)(a)(b)                       $24,625,668
                                                               -----------
                OTHER ASSETS
                AND LIABILITIES - (3.0)%                       $  (709,954)
                                                               -----------
                TOTAL NET ASSETS - 100.0%                      $23,915,714
                                                               ===========

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*        Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $177,745 or 0.7% of net assets.
(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in equity securities, is as follows:

         Japan                                  26.4%
         United Kingdom                         21.4
         France                                 14.6
         Switzerland                             8.5
         Germany                                 5.7
         Netherlands                             4.6
         Italy                                   4.2
         Spain                                   3.0
         South Korea                             2.1
         Brazil                                  1.1
         Turkey                                  1.1
         Finland                                 1.0
         Belgium                                 1.0
         Russia                                  1.0
         Other (individually less than 1%)       4.3
                                               ------
                                               100.0%
                                               ======

(b)      At June 30, 2004, the following securities were out on loan:

      Shares      Description                         Market Value
       4,985      BNP Paribas SA                        $309,856
       3,800      Compagnie de Saint Gobain              190,433
       1,825      Kookmin Bank (A.D.R.)*                  57,269
       5,400      NEC Electronics Corp.*                 333,872
      20,320      United Microelectronics (A.D.R.)*       86,157
                                                        --------
                  Total                                 $977,587
                                                        ========


42   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  COMMON STOCKS - 86.1%
                  Energy - 6.1%
                  Oil & Gas Drilling - 1.6%
       1,100      Atwood Oceanics, Inc.*                        $    45,925
      19,511      Key Energy Services, Inc.*                        184,184
       6,550      Todco*                                            101,329
                                                                -----------
                                                                $   331,438
                                                                -----------
                  Oil & Gas Equipment & Services - 1.8%
      10,125      Gulfmark Offshore, Inc.*                      $   159,770
       7,890      Maverick Tube Corp.*                              207,191
                                                                -----------
                                                                $   366,961
                                                                -----------
                  Oil & Gas Exploration & Production - 2.7%
       4,550      Penn Virginia Corp.                           $   164,301
       9,370      Swift Energy Co.*                                 206,702
       5,994      Unit Corp.*                                       188,511
                                                                -----------
                                                                $   559,514
                                                                -----------
                  Total Energy                                  $ 1,257,913
                                                                -----------
                  Materials - 7.6%
                  Diversified Metals & Mining - 1.6%
      11,314      Massey Energy Co.                             $   319,168
                                                                -----------
                  Gold - 1.5%
       9,150      Glamis Gold, Ltd.*                            $   160,400
      27,875      IAMGOLD Corp. (a)                                 155,543
                                                                -----------
                                                                $   315,943
                                                                -----------
                  Metal & Glass Containers - 0.7%
       3,962      Jarden Corp.*                                 $   142,592
                                                                -----------
                  Paper Products - 1.9%
      12,093      Domtar, Inc. (a)                              $   156,483
       7,550      Flowserve Corp.*                                  188,297
       3,425      Longview Fibre Co.                                 50,450
                                                                -----------
                                                                $   395,230
                                                                -----------
                  Specialty Chemicals - 0.4%
       2,900      Great Lakes Chemical Corp.                    $    78,474
                                                                -----------
                  Steel - 1.5%
       2,675      Carpenter Technology                          $    91,084
      21,693      Graftech International, Ltd.*                     226,909
                                                                -----------
                                                                $   317,993
                                                                -----------
                  Total Materials                               $ 1,569,400
                                                                -----------
                  Capital Goods - 7.7%
                  Aerospace & Defense - 0.3%
       3,450      Intrado, Inc.*                                $    55,511
                                                                -----------
                  Construction, Farm Machinery &
                  Heavy Trucks - 1.4%
      16,150      Wabtec Corp.                                  $   291,346
                                                                -----------

      Shares                                                          Value
                  Construction & Engineering - 0.8%
       3,795      Granite Construction, Inc.                    $    69,183
       5,800      Insituform Technologies, Inc.*                     94,366
                                                                -----------
                                                                $   163,549
                                                                -----------
                  Electrical Components & Equipment - 0.9%
      16,004      Power-One, Inc.*                              $   175,724
                                                                -----------
                  Industrial Conglomerates - 1.3%
      14,760      Cornell Companies, Inc.*                      $   200,736
       6,021      NN, Inc.                                           76,527
                                                                -----------
                                                                $   277,263
                                                                -----------
                  Industrial Machinery - 2.2%
       8,062      Joy Global, Inc.                              $   241,376
       2,350      Kaydon Corp.                                       72,686
       1,469      Nacco Industries, Inc.                            139,555
                                                                -----------
                                                                $   453,617
                                                                -----------
                  Trading Companies & Distributors - 0.8%
       5,803      Applied Industrial Technologies, Inc.         $   174,786
                                                                -----------
                  Total Capital Goods                           $ 1,591,796
                                                                -----------
                  Commercial Services & Supplies - 7.1%
                  Data Processing Services - 0.5%
       7,725      Gartner Group, Inc.*                          $   102,125
                                                                -----------
                  Commercial Printing - 0.8%
       3,793      John H. Harland Co.                           $   111,325
       1,600      Valassis Communications, Inc.*                     48,752
                                                                -----------
                                                                $   160,077
                                                                -----------
                  Diversified Commercial Services - 4.9%
       2,600      Arbitron, Inc.*                               $    94,952
      13,700      Central Parking Corp.                             256,053
       4,378      Chemed Corp.                                      212,333
       2,570      FTI Consulting, Inc.*                              42,405
      10,685      Profit Recovery Group International*               58,447
      20,105      Rent-Way, Inc.*                                   180,945
       6,025      Watson Wyatt & Co. Holdings                       160,566
                                                                -----------
                                                                $ 1,005,701
                                                                -----------
                  Employment Services - 0.9%
       6,095      Korn/Ferry International*                     $   118,060
      11,575      On Assignment, Inc.*                               68,293
                                                                -----------
                                                                $   186,353
                                                                -----------
                  Total Commercial Services &
                  Supplies                                      $ 1,454,256
                                                                -----------
                  Transportation - 3.7%
                  Marine - 0.8%
       5,277      Stelmar Shipping Ltd.                         $   174,933
                                                                -----------
                  Railroads - 1.2%
       9,543      Genesee & Wyoming, Inc.*                      $   226,169
                                                                -----------

The accompanying notes are an integral part of these financial statements.   43

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  Trucking - 1.7%
      12,950      Central Freight Lines, Inc.*                  $   103,600
       2,968      Dollar Thrifty Automotive Group*                   81,442
       4,375      Forward Air Corp.*                                163,620
                                                                -----------
                                                                $   348,662
                                                                -----------
                  Total Transportation                          $   749,764
                                                                -----------
                  Automobiles & Components - 0.7%
                  Auto Parts & Equipment - 0.7%
       7,995      Federal Signal Corp.                          $   148,787
                                                                -----------
                  Total Automobiles & Components                $   148,787
                                                                -----------
                  Consumer Durables & Apparel - 2.0%
                  Apparel, Accessories & Luxury Goods - 1.3%
      14,593      Charming Shoppes, Inc.*                       $   130,315
       2,950      Kellwood Co.                                      128,473
                                                                -----------
                                                                $   258,788
                                                                -----------
                  Footwear - 0.7%
       6,641      Maxwell Shoe Co., Inc.*                       $   154,337
                                                                -----------
                  Total Consumer Durables & Apparel             $   413,125
                                                                -----------
                  Hotels, Restaurants & Leisure - 0.6%
                  Restaurants - 0.6%
       7,169      O'Charley's, Inc.*                            $   123,235
                                                                -----------
                  Total Hotels, Restaurants & Leisure           $   123,235
                                                                -----------
                  Media - 2.0%
                  Advertising - 1.6%
       4,841      EMAK Worldwide, Inc.*                         $    60,270
       6,344      R.H. Donnelley Corp. +*                           277,487
                                                                -----------
                                                                $   337,757
                                                                -----------
                  Publishing - 0.4%
       5,465      Advanced Marketing Services, Inc.             $    70,553
                                                                -----------
                  Total Media                                   $   408,310
                                                                -----------
                  Retailing - 6.1%
                  Apparel Retail - 0.7%
       3,695      Stage Stores, Inc.*                           $   139,154
                                                                -----------
                  Catalog Retail - 1.5%
      17,075      Insight Enterprises, Inc.*                    $   303,252
                                                                -----------
                  General Merchandise Stores - 0.3%
       1,615      Blyth Industries, Inc.                        $    55,701
                                                                -----------
                  Specialty Stores - 3.6%
       5,275      Claire's Stores, Inc.                         $   114,468
       5,502      Guitar Center, Inc.*                              244,674
      16,057      Hancock Fabrics, Inc.                             204,727
       4,923      School Specialty, Inc.*                           178,754
                                                                -----------
                                                                $   742,623
                                                                -----------
                  Total Retailing                               $ 1,240,730
                                                                -----------

      Shares                                                          Value
                  Food & Drug Retailing - 1.1%
                  Food Retail - 1.1%
       6,183      Fresh Del Monte Produce, Inc. (a)             $   156,244
       4,875      Wild Oats Markets, Inc.*                           68,591
                                                                -----------
                                                                $   224,835
                                                                -----------
                  Total Food & Drug Retailing                   $   224,835
                                                                -----------
                  Household & Personal Products - 1.9%
                  Household Products - 1.9%
      15,304      Nu Skin Enterprises, Inc.                     $   387,497
                                                                -----------
                  Total Household & Personal
                  Products                                      $   387,497
                                                                -----------
                  Health Care Equipment & Services - 6.3%
                  Health Care Distributors - 2.3%
       3,235      Amerigroup Corp.*                             $   159,162
       5,525      Chattem, Inc.*                                    159,507
       8,375      Cross Country Healthcares, Inc.* (a)              152,003
                                                                -----------
                                                                $   470,672
                                                                -----------
                  Health Care Equipment - 0.1%
         600      Analogic Corp.                                $    25,458
                                                                -----------
                  Health Care Facilities - 0.7%
       1,675      Sunrise Senior Living, Inc. (a)*              $    65,560
       2,133      Triad Hospitals, Inc.*                             79,412
                                                                -----------
                                                                $   144,972
                                                                -----------
                  Health Care Services - 1.9%
       4,452      Pediatrix Medical Group, Inc. +*              $   310,972
       4,550      Providence Service Corp.*                          85,495
                                                                -----------
                                                                $   396,467
                                                                -----------
                  Managed Health Care - 1.3%
       6,830      PacifiCare Health Systems*                    $   264,048
                                                                -----------
                  Total Health Care Equipment &
                  Services                                      $ 1,301,617
                                                                -----------
                  Pharmaceuticals & Biotechnology - 0.5%
                  Biotechnology - 0.5%
      14,105      Kendle International, Inc.*                   $   109,314
                                                                -----------
                  Total Pharmaceuticals &
                  Biotechnology                                 $   109,314
                                                                -----------
                  Banks - 6.6%
                  Diversified Banks - 3.0%
       9,655      BankAtlantic Bancorp, Inc.                    $   178,135
       3,231      Banner Corp.                                       93,893
          55      International Bancshares Corp.*                     2,230
       6,600      Provident Financial Services, Inc.                115,830
      13,875      Texas Capital Bancshares, Inc.*                   230,325
                                                                -----------
                                                                $   620,413
                                                                -----------

44   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                           Value
                  Regional Banks - 3.2%
       5,000      Alliance Bankshares Corp.*                     $    75,250
      19,325      Cardinal Financial Corp.*                          174,891
       2,400      City National Corp.                                157,680
         930      Irwin Financial Corp.                               24,552
      11,275      Sterling Bancshares, Inc.                          159,992
       1,280      Whitney Holding Corp.                               57,178
                                                                 -----------
                                                                 $   649,543
                                                                 -----------
                  Thrifts & Mortgage Finance - 0.4%
       7,075      First Niagara Financial Group, Inc.            $    84,900
                                                                 -----------
                  Total Banks                                    $ 1,354,856
                                                                 -----------
                  Diversified Financials - 5.9%
                  Consumer Finance - 2.8%
       6,025      Advanta Corp.                                  $   132,128
       5,778      Advanta Corp. (Class B)                            132,432
      20,406      Medallion Financial Corp.                          162,228
      15,100      Rewards Network, Inc. (a)*                         135,900
                                                                 -----------
                                                                 $   562,688
                                                                 -----------
                  Investment Banking & Brokerage - 2.4%
       4,150      A.G. Edwards, Inc.                             $   141,225
      17,975      Apollo Investment Corp.*                           247,516
       2,300      Piper Jaffray Co.*                                 104,029
                                                                 -----------
                                                                 $   492,770
                                                                 -----------
                  Specialized Finance - 0.7%
       4,068      Financial Federal Corp. (a)*                   $   143,438
                                                                 -----------
                  Total Diversified Financials                   $ 1,198,896
                                                                 -----------
                  Insurance - 3.5%
                  Life & Health Insurance - 0.4%
       3,231      FBL Financial Group, Inc.                      $    91,308
                                                                 -----------
                  Property & Casualty Insurance - 2.5%
       3,175      American Safety Insurance Group, Ltd.*         $    47,657
       5,251      IPC Holdings, Ltd.                                 193,919
      11,400      Quanta Capital Holdings (144A)*                    122,436
       2,375      RLI Corp.                                           86,688
       1,525      Selective Insurance Group, Inc. (a)                 60,817
                                                                 -----------
                                                                 $   511,517
                                                                 -----------
                  Reinsurance - 0.6%
       4,775      Odyssey Re Holdings Corp. (a)                  $   114,600
                                                                 -----------
                  Total Insurance                                $   717,425
                                                                 -----------
                  Real Estate - 3.9%
                  Real Estate Management & Development - 0.8%
       2,875      Corrections Corp. of America*                  $   113,534
       1,951      Levitt Corp.*                                       50,258
                                                                 -----------
                                                                 $   163,792
                                                                 -----------

      Shares                                                           Value
                  Real Estate Investment Trusts - 3.1%
       3,610      Bedford Property Investors, Inc.               $   105,556
       1,528      Entertainment Properties Trust                      54,611
       3,850      Reckson Associates Realty Corp.                    105,721
       8,215      Trizec Properties, Inc.                            133,576
       3,396      Universal Health Realty, Inc.                       97,465
       6,237      Ventas, Inc.                                       145,634
                                                                 -----------
                                                                 $   642,563
                                                                 -----------
                  Total Real Estate                              $   806,355
                                                                 -----------
                  Software & Services - 3.6%
                  Application Software - 0.8%
       8,779      SPSS, Inc.*                                    $   157,759
                                                                 -----------
                  Data Processing & Outsourced Services - 0.9%
       5,078      Lightbridge, Inc.*                             $    28,437
      11,967      Pegusus Systems, Inc.*                             157,127
                                                                 -----------
                                                                 $   185,564
                                                                 -----------
                  Internet Software & Services - 0.8%
       5,875      Internet Security Systems, Inc.*               $    90,123
       6,800      PEC Solutions, Inc.*                                81,124
                                                                 -----------
                                                                 $   171,247
                                                                 -----------
                  Systems Software - 1.1%
      18,375      Borland Software Corp.*                        $   156,004
       5,275      Netiq Corp.*                                        69,630
                                                                 -----------
                                                                 $   225,634
                                                                 -----------
                  Total Software & Services                      $   740,204
                                                                 -----------
                  Technology Hardware & Equipment - 2.8%
                  Communications Equipment - 1.0%
      31,500      Remec, Inc.*                                   $   199,080
                                                                 -----------
                  Computer Storage & Peripherals - 0.8%
       2,575      Applied Films Corp.*                           $    74,727
       3,400      Electronics For Imaging, Inc.*                      96,084
                                                                 -----------
                                                                 $   170,811
                                                                 -----------
                  Electronic Equipment & Instruments - 0.6%
       8,800      Planar Systems, Inc.*                          $   117,832
                                                                 -----------
                  Technology Distributors - 0.4%
       2,300      Tech Data Corp.*                               $    89,999
                                                                 -----------
                  Total Technology Hardware &
                  Equipment                                      $   577,722
                                                                 -----------
                  Semiconductors - 1.0%
                  Semiconductor Equipment - 0.7%
       2,768      Advanced Energy Industries, Inc.*              $    43,513
       2,187      Brooks Automation, Inc.*                            44,068
       2,745      Photronics, Inc.*                                   51,990
                                                                 -----------
                                                                 $   139,571
                                                                 -----------

The accompanying notes are an integral part of these financial statements.   45

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                           Value
                  Semiconductors - 0.3%
       5,670      HI/FN, Inc. (a)*                               $    67,757
                                                                 -----------
                  Total Semiconductors                           $   207,328
                                                                 -----------
                  Telecommunication Services - 0.9%
                  Wireless Telecommunication Services - 0.9%
      18,803      Boston Communications Group, Inc.*             $   192,731
                                                                 -----------
                  Total Telecommunication Services               $   192,731
                                                                 -----------
                  Utilities - 4.5%
                  Gas Utilities - 3.7%
       4,175      AGL Resources, Inc.                            $   121,284
      11,800      NUI Corp. (a)                                      172,280
       4,680      People's Energy Corp.                              197,262
       9,549      Southwestern Energy Co.*                           273,770
                                                                 -----------
                                                                 $   764,596
                                                                 -----------
                  Multi-Utilities & Unregulated Power - 0.4%
       1,750      Energen Corp.                                  $    83,983
                                                                 -----------
                  Utilities - 0.4%
       2,325      UGI Corp.                                      $    74,633
                                                                 -----------
                  Total Utilities                                $   923,212
                                                                 -----------
                  TOTAL COMMON STOCKS
                  (Cost $14,675,424)                             $17,699,308
                                                                 -----------
                  EXCHANGE TRADED FUND - 0.7%
         875      Russell 2000 Exchange Traded Fund              $   150,763
                                                                 -----------
                  TOTAL EXCHANGE TRADED FUND
                  (Cost $113,541)                                $   150,763
                                                                 -----------

      Shares                                                           Value
                  TEMPORARY CASH INVESTMENT - 5.9%
                  Security Lending Collateral - 5.9%
   1,202,726      Securities Lending Investment Fund,
                  1.29%                                          $ 1,202,726
                                                                 -----------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $1,202,726)                              $ 1,202,726
                                                                 -----------
                  TOTAL INVESTMENT IN SECURITIES - 92.7%
                  (Cost $15,991,691)(a)                          $19,052,797
                                                                 -----------
                  OTHER ASSETS AND
                  LIABILITIES - 7.3%                             $ 1,504,180
                                                                 -----------
                  TOTAL NET ASSETS - 100.0%                      $20,556,977
                                                                 ===========

*     Non-income producing security.
+ At May 31, 2004, the following securities have pledged to cover margin requirements for open futures contracts:

      Shares     Description                      Market Value
       2,385     Pediatrix Medical Group, Inc.*     $166,592
         400     R.H. Donnelley Corp.*                17,496

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $122,436 or 0.6% of net assets.
(a)   At June 30, 2004, the following securities were out on loan:

      Shares      Description                           Market Value
       3,735      Cross Country Healthcares, Inc.*     $   68,238
      10,960      Domtar, Inc.                            141,713
       2,915      Financial Federal Corp.*                102,258
       5,565      Fresh Del Monte Produce, Inc.           139,292
       4,720      HI/FN, Inc.*                             56,262
      26,481      IAMGOLD Corp.                           141,938
      11,540      NUI Corp.                               163,176
       3,860      Odyssey Re Holdings Corp.                92,640
      12,635      Rewards Network, Inc.*                  116,874
       1,425      Selective Insurance Group, Inc.          55,889
       1,496      Sunrise Senior Living, Inc.*             58,254
                                                       ----------
                  Total                                $1,136,534
                                                       ==========

46   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                         Value
                  COMMON STOCKS - 94.6%
                  Energy - 7.0%
                  Oil & Gas Drilling - 2.9%
        925       Atwood Oceanics, Inc.*                      $    38,619
      2,300       Grant Prideco, Inc.*                             42,458
      8,550       Key Energy Services, Inc.*                       80,710
      3,363       Patterson Energy, Inc.                          112,358
      5,075       Todco*                                           78,510
                                                              -----------
                                                              $   352,655
                                                              -----------
                  Oil & Gas Equipment And Services - 1.1%
      2,325       Gulfmark Offshore, Inc.*                    $    36,689
      3,575       Maverick Tube Corp.*                             93,880
                                                              -----------
                                                              $   130,569
                                                              -----------
                  Oil & Gas Exploration & Production - 2.2%
      7,550       Forest Oil Corp.*                           $   206,266
      1,828       Spinnaker Exploration Co.*                       71,981
                                                              -----------
                                                              $   278,247
                                                              -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 0.8%
      6,150       Plains Resources, Inc.*                     $   104,243
                                                              -----------
                  Total Energy                                $   865,714
                                                              -----------
                  Materials - 6.1%
                  Commodity Chemicals - 1.1%
      5,800       Airgas, Inc.                                $   138,678
                                                              -----------
                  Gold - 0.5%
     10,550       IAMGOLD Corp. (a)                           $    58,869
                                                              -----------
                  Materials - 0.5%
        600       Mega Blocks, Inc.*                          $     9,902
      2,950       Mega Blocks, Inc. (144A)*                        48,681
                                                              -----------
                                                              $    58,583
                                                              -----------
                  Metal & Glass Containers - 0.3%
        900       Kennametal, Inc.                            $    41,220
                                                              -----------
                  Paper Products - 1.1%
      7,575       Wausau-Mosinee Paper Corp.                  $   131,048
                                                              -----------
                  Precious Metals & Minerals - 1.2%
     11,550       Agnico Eagle Mines, Ltd. (a)                $   152,576
                                                              -----------
                  Specialty Chemicals - 0.6%
      8,925       Wellman, Inc.                               $    72,560
                                                              -----------
                  Steel - 0.8%
     10,000       Graftech International, Ltd.*               $   104,600
                                                              -----------
                  Total Materials                             $   758,134
                                                              -----------

     Shares                                                         Value
                  Capital Goods - 5.4%
                  Aerospace & Defense - 1.8%
      8,450       AAR Corp.*                                  $    95,908
      4,825       MTC Technologies, Inc.*                         124,582
                                                              -----------
                                                              $   220,490
                                                              -----------
                  Construction, Farm Machinery &
                  Heavy Trucks - 1.4%
      9,950       Wabtec Corp.                                $   179,498
                                                              -----------
                  Construction & Engineering - 0.2%
      1,500       Insituform Technologies, Inc.*              $    24,405
                                                              -----------
                  Electrical Components & Equipment - 2.0%
      2,600       Digital Theater Systems, Inc.*              $    67,912
     16,425       Power-One, Inc.*                                180,347
                                                              -----------
                                                              $   248,259
                                                              -----------
                  Total Capital Goods                         $   672,652
                                                              -----------
                  Commercial Services & Supplies - 8.8%
                  Data Processing Services - 1.2%
      8,100       Gartner Group, Inc.*                        $   107,082
      1,775       TALX Corp.                                       43,363
                                                              -----------
                                                              $   150,445
                                                              -----------
                  Commercial Printing - 0.8%
      3,400       John H. Harland Co.                         $    99,790
                                                              -----------
                  Diversified Commercial Services - 4.8%
      4,951       The Brinks Co.                              $   169,572
      2,175       Central Parking Corp.                            40,651
      7,544       FTI Consulting, Inc.*                           124,476
      3,775       Regis Corp.                                     168,327
      6,000       Tetra Tech, Inc.*                                97,920
                                                              -----------
                                                              $   600,946
                                                              -----------
                  Employment Services - 1.4%
      2,050       Corinthian Colleges, Inc.*                  $    50,717
     15,600       The Princeton Review, Inc.*                     118,092
                                                              -----------
                                                              $   168,809
                                                              -----------
                  Environmental Services - 0.6%
     11,250       Newpark Resources, Inc.*                    $    69,750
                                                              -----------
                  Total Commercial Services &
                  Supplies                                    $ 1,089,740
                                                              -----------
                  Transportation - 1.3%
                  Trucking - 1.3%
      3,000       Dollar Thrifty Automotive Group*            $    82,320
      2,200       Forward Air Corp.*                               82,280
                                                              -----------
                                                              $   164,600
                                                              -----------
                  Total Transportation                        $   164,600
                                                              -----------

The accompanying notes are an integral part of these financial statements.   47

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  Consumer Durables & Apparel - 4.2%
                  Apparel, Accessories & Luxury Goods - 1.1%
      15,500      Charming Shoppes, Inc.*                       $   138,415
                                                                -----------
                  Housewares & Specialties - 2.1%
       8,150      Tupperware Corp.                              $   158,355
       3,450      Yankee Candle Co.*                                100,913
                                                                -----------
                                                                $   259,268
                                                                -----------
                  Photographic Products - 0.4%
       4,800      Creo Products*                                $    42,144
                                                                -----------
                  Textiles - 0.6%
      25,886      Unifi, Inc.*                                  $    75,846
                                                                -----------
                  Total Consumer Durables & Apparel             $   515,673
                                                                -----------
                  Hotels, Restaurants & Leisure - 1.3%
                  Restaurants - 1.3%
       2,334      Applebee's International, Inc.                $    53,729
       6,325      O'Charley's, Inc.*                                108,727
                                                                -----------
                                                                $   162,456
                                                                -----------
                  Total Hotels, Restaurants & Leisure           $   162,456
                                                                -----------
                  Media - 2.8%
                  Movies & Entertainment - 1.7%
      11,425      Alliance Atlantis Communications, Inc.*       $   210,231
                                                                -----------
                  Publishing - 1.1%
       6,750      Journal Register Co.*                         $   135,000
                                                                -----------
                  Total Media                                   $   345,231
                                                                -----------
                  Retailing - 3.3%
                  Apparel Retail - 0.4%
       2,175      Genesco, Inc.*                                $    51,395
                                                                -----------
                  Catalog Retail - 0.5%
       3,400      Insight Enterprises, Inc.*                    $    60,384
                                                                -----------
                  General Merchandise Stores - 0.9%
       3,975      Tuesday Morning Corp.*                        $   115,275
                                                                -----------
                  Specialty Stores - 1.5%
         900      Guitar Center, Inc.*                          $    40,023
       3,825      School Specialty, Inc.*                           138,886
                                                                -----------
                                                                $   178,909
                                                                -----------
                  Total Retailing                               $   405,963
                                                                -----------
                  Food & Drug Retailing - 1.6%
                  Food Distributors - 0.8%
       2,214      THe J.M. Smucker Co.                          $   101,645
                                                                -----------
                  Food Retail - 0.8%
       1,800      Fresh Del Monte Produce, Inc. (a)             $    45,486
       3,300      Wild Oats Markets, Inc.*                           46,431
                                                                -----------
                                                                $    91,917
                                                                -----------
                  Total Food & Drug Retailing                   $   193,562
                                                                -----------

      Shares                                                          Value
                  Food, Beverage & Tobacco - 1.7%
                  Agricultural Products - 1.7%
       4,395      Corn Products International, Inc.             $   204,587
                                                                -----------
                  Total Food, Beverage & Tobacco                $   204,587
                                                                -----------
                  Household & Personal Products - 1.6%
                  Household Products - 1.6%
       8,025      Nu Skin Enterprises, Inc.                     $   203,193
                                                                -----------
                  Total Household & Personal
                  Products                                      $   203,193
                                                                -----------
                  Health Care Equipment & Services - 10.2%
                  Health Care Distributors - 2.4%
       6,337      AMN Healthcare Services (a)*                  $    96,893
       2,625      Chattem, Inc.*                                     75,784
       6,600      Cross Country Healthcares, Inc. (a)*              119,790
                                                                -----------
                                                                $   292,467
                                                                -----------
                  Health Care Equipment - 1.1%
       4,625      Haemonetics Corp.*                            $   137,131
                                                                -----------
                  Health Care Facilities - 2.4%
       3,300      Lifepoint Hospitals, Inc.*                    $   122,826
       2,927      Sunrise Senior Living, Inc. (a)*                  114,563
       1,200      Universal Health Services, Inc. (Class B)          55,068
                                                                -----------
                                                                $   292,457
                                                                -----------
                  Health Care Services - 3.7%
      20,875      Hooper Holmes, Inc.                           $   119,823
       4,496      Parexel International Corp.*                       89,021
       1,500      Pediatrix Medical Group, Inc.*                    104,775
       7,625      Providence Service Corp.*                         143,274
                                                                -----------
                                                                $   456,893
                                                                -----------
                  Managed Health Care - 0.6%
       5,100      First Health Group Corp.*                     $    79,611
                                                                -----------
                  Total Health Care Equipment &
                  Services                                      $ 1,258,559
                                                                -----------
                  Pharmaceuticals & Biotechnology - 1.3%
                  Biotechnology - 0.4%
       4,525      Cubist Pharmaceuticals, Inc.*                 $    50,228
                                                                -----------
                  Pharmaceuticals - 0.9%
       4,500      Adolor Corp.*                                 $    57,060
       7,300      Alnylam Pharmaceuticals, Inc. (a)*                 55,188
                                                                -----------
                                                                $   112,248
                                                                -----------
                  Total Pharmaceuticals &
                  Biotechnology                                 $   162,476
                                                                -----------
                  Banks - 6.9%
                  Diversified Banks - 1.6%
       4,400      Provident Financial Services, Inc.            $    77,220
       7,200      Texas Capital Bancshares, Inc.*                   119,520
                                                                -----------
                                                                $   196,740
                                                                -----------

48   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                        Value
                  Regional Banks - 3.2%
        400       Alliance Bankshares Corp.*                $     6,020
      1,500       City National Corp.                            98,550
      3,575       Sterling Bancshares, Inc.                      50,729
      3,000       Virginia Commerce Bancorp, Inc.*               88,530
      3,377       Whitney Holding Corp.                         150,851
                                                            -----------
                                                            $   394,680
                                                            -----------
                  Thrifts & Mortgage Finance - 2.1%
      4,500       Commercial Federal Corp.                  $   121,950
      2,975       Webster Financial Corp.                       139,885
                                                            -----------
                                                            $   261,835
                                                            -----------
                  Total Banks                               $   853,255
                                                            -----------
                  Diversified Financials - 6.9%
                  Consumer Finance - 3.6%
     12,103       Advanta Corp. (Class B)                   $   277,401
     18,597       Rewards Network, Inc. (a)*                    167,373
                                                            -----------
                                                            $   444,774
                                                            -----------
                  Investment Banking & Brokerage - 0.9%
      8,300       Apollo Investment Corp.*                  $   114,291
                                                            -----------
                  Multi-Sector Holding - 1.4%
      3,600       Leucadia National Corp.                   $   178,920
                                                            -----------
                  Diversified Financial Services - 1.0%
      2,800       Gabelli Asset Management, Inc.            $   119,000
                                                            -----------
                  Total Diversified Financials              $   856,985
                                                            -----------
                  Insurance - 2.1%
                  Property & Casualty Insurance - 2.1%
      1,120       First American Corp.                      $    28,997
      6,800       Quanta Capital Holdings (144A)*                73,032
      3,970       Selective Insurance Group, Inc.               158,324
                                                            -----------
                                                            $   260,353
                                                            -----------
                  Total Insurance                           $   260,353
                                                            -----------
                  Real Estate - 5.6%
                  Real Estate Investment Trusts - 5.6%
      1,800       Camden Property Trust                     $    82,440
      2,700       Colonial Properties Trust                     104,031
      3,467       Healthcare Realty Trust, Inc.                 129,943
      9,107       Innkeepers USA Trust                           93,893
      4,740       Prentiss Properties Trust                     158,885
      3,450       Shurgard Storage Centers, Inc.                129,030
                                                            -----------
                                                            $   698,222
                                                            -----------
                  Total Real Estate                         $   698,222
                                                            -----------

     Shares                                                       Value
                  Software & Services - 5.8%
                  Application Software - 3.7%
      1,300       Avid Technology, Inc.*                    $    70,941
      4,112       Fair Isaac & Co., Inc.                        137,259
      2,850       Manhattan Associates, Inc.*                    88,008
      6,650       Mercury Computer Systems, Inc.*               164,920
                                                            -----------
                                                            $   461,128
                                                            -----------
                  Home Entertainment Software - 0.9%
     11,325       Plato Learning, Inc. (a)*                 $   112,231
                                                            -----------
                  Internet Software & Services - 0.5%
      5,825       Lionbridge Technologies, Inc.*            $    44,561
      1,000       PEC Solutions, Inc.*                           11,930
                                                            -----------
                                                            $    56,491
                                                            -----------
                  IT Consulting & Other Services - 0.2%
      1,500       ManTech International Corp.*              $    28,155
                                                            -----------
                  Systems Software - 0.5%
      7,500       Borland Software Corp.*                   $    63,675
                                                            -----------
                  Total Software & Services                 $   721,680
                                                            -----------
                  Technology Hardware & Equipment - 4.0%
                  Communications Equipment - 0.9%
      3,025       Avocent Corp.*                            $   111,139
                                                            -----------
                  Computer Storage & Peripherals - 0.6%
      2,700       Applied Films Corp.*                      $    78,354
                                                            -----------
                  Electronic Equipment & Instruments - 0.6%
      5,475       Planar Systems, Inc.*                     $    73,310
                                                            -----------
                  Electronic Manufacturing Services - 0.9%
      8,450       Plexus Corp.*                             $   114,075
                                                            -----------
                  Technology Distributors - 1.0%
      3,000       Tech Data Corp.*                          $   117,390
                                                            -----------
                  Total Technology Hardware &
                  Equipment                                 $   494,268
                                                            -----------
                  Semiconductors - 3.1%
                  Semiconductor Equipment - 2.2%
        898       Cymer, Inc.*                              $    33,621
      2,701       DuPont Photomasks, Inc. (a)*                   54,911
      4,796       Photronics, Inc.*                              90,836
      2,401       Varian Semiconductor Equipment
                  Associates, Inc.*                              92,583
                                                            -----------
                                                            $   271,951
                                                            -----------
                  Semiconductors - 0.9%
      4,425       Power Integrations, Inc.*                 $   110,183
                                                            -----------
                  Total Semiconductors                      $   382,134
                                                            -----------

The accompanying notes are an integral part of these financial statements.   49

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Shares                                                           Value
             Telecommunication Services - 2.7%
             Integrated Telecommunication Services - 2.0%
  8,400      Aeroflex, Inc.*                                $   120,372
  8,284      CT Communications, Inc.                            124,674
                                                            -----------
                                                            $   245,046
                                                            -----------
             Wireless Telecommunication Services - 0.7%
  8,600      Boston Communications Group, Inc.*             $    88,150
                                                            -----------
             Total Telecommunication Services               $   333,196
                                                            -----------
             Utilities - 0.9%
             Gas Utilities - 0.9%
  2,525      People's Energy Corp.                          $   106,429
                                                            -----------
             Total Utilities                                $   106,429
                                                            -----------
             TOTAL COMMON STOCKS
             (Cost $10,109,655)                             $11,709,062
                                                            -----------
             TEMPORARY CASH INVESTMENTS - 7.3%
             Security Lending Collateral - 7.3%
906,301      Securities Lending
             Investment Fund, 1.29%                         $   906,301
                                                            -----------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $906,301)                                $   906,301
                                                            -----------
             TOTAL INVESTMENT
             IN SECURITIES - 101.9%
             (Cost $11,015,956)(a)                          $12,615,363
                                                            -----------
             OTHER ASSETS AND
             LIABILITIES - (1.9)%                           $  (231,973)
                                                            -----------
             TOTAL NET ASSETS - 100.0%                      $12,383,390
                                                            ===========

*      Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $121,713 or 1.0% of net assets.
(a)    At June 30, 2004, the following securities were out on loan:

       Shares      Description                         Market Value
       10,160      Agnico Eagle Mines Ltd.              $134,823
        6,935      Alnylam Pharmaceuticals, Inc.*         49,239
        5,664      AMN Healthcare Services*               86,433
        4,797      Cross Country Healthcares, Inc.*       87,641
        2,305      DuPont Photomasks, Inc.*               46,169
        1,685      Fresh Del Monte Produce, Inc.          42,176
       10,497      IAMGOLD Corp.                          56,264
        9,001      Plato Learning, Inc.*                  90,460
       16,622      Rewards Network, Inc.*                153,754
        2,781      Sunrise Senior Living, Inc.*          108,292
                                                        --------
                   Total                                $855,251
                                                        ========

50   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  COMMON STOCKS - 97.9%
                  Energy - 6.4%
                  Integrated Oil & Gas - 0.9%
     115,840      Occidental Petroleum Corp.                   $  5,607,814
                                                               ------------
                  Oil & Gas Drilling - 2.9%
     138,315      ENSCO International, Inc.                    $  4,024,967
      98,730      Nabors Industries, Inc.*                        4,464,571
     155,930      Transocean Offshore, Inc.*                      4,512,612
      98,235      Weatherford International, Inc.*                4,418,610
                                                               ------------
                                                               $ 17,420,760
                                                               ------------
                  Oil & Gas Exploration & Production - 2.0%
      82,861      Devon Energy Corp.                           $  5,468,826
     180,485      Pioneer Natural Resources Co.                   6,331,414
                                                               ------------
                                                               $ 11,800,240
                                                               ------------
                  Oil & Gas Refining Marketing &
                  Transportation - 0.6%
      57,785      Sun Company, Inc.                            $  3,676,282
                                                               ------------
                  Total Energy                                 $ 38,505,096
                                                               ------------
                  Materials - 8.3%
                  Commodity Chemicals - 1.0%
     115,445      Air Products & Chemicals, Inc.               $  6,055,090
                                                               ------------
                  Diversified Chemical - 1.6%
     155,120      PPG Industries, Inc.                         $  9,693,449
                                                               ------------
                  Diversified Metals & Mining - 2.0%
     155,285      Phelps Dodge Corp.*                          $ 12,036,140
                                                               ------------
                  Metal & Glass Containers - 1.6%
     130,210      Ball Corp.                                   $  9,381,631
                                                               ------------
                  Paper Products - 2.1%
     311,267      Flowserve Corp.*                             $  7,762,999
     164,600      Meadwestvaco Corp.                              4,837,594
                                                               ------------
                                                               $ 12,600,593
                                                               ------------
                  Total Materials                              $ 49,766,903
                                                               ------------
                  Capital Goods - 6.0%
                  Aerospace & Defense - 0.9%
     148,300      United Defense Industries, Inc.*             $  5,190,500
                                                               ------------
                  Electrical Components & Equipment - 1.8%
     178,465      American Power Conversion Corp.              $  3,506,837
     486,390      Symbol Technologies, Inc.                       7,169,389
                                                               ------------
                                                               $ 10,676,226
                                                               ------------
                  Industrial Conglomerates - 3.3%
     222,080      American Standard Companies, Inc.*           $  8,952,045
     131,520      ITT Industries, Inc.                           10,916,160
                                                               ------------
                                                               $ 19,868,205
                                                               ------------
                  Total Capital Goods                          $ 35,734,931
                                                               ------------

      Shares                                                          Value
                  Commercial Services & Supplies - 4.6%
                  Commercial Printing - 2.0%
      90,200      John H. Harland Co.                          $  2,647,370
     294,540      R.R. Donnelly & Sons Co. (a)                    9,725,711
                                                               ------------
                                                               $ 12,373,081
                                                               ------------
                  Diversified Commercial Services - 1.0%
     131,010      H & R Block, Inc.                            $  6,246,557
                                                               ------------
                  Environmental Services - 1.6%
     319,335      Republic Services, Inc.                      $  9,241,555
                                                               ------------
                  Total Commercial Services &
                  Supplies                                     $ 27,861,193
                                                               ------------
                  Transportation - 1.7%
                  Airlines - 0.6%
     228,310      Southwest Airlines Co.                       $  3,828,759
                                                               ------------
                  Railroads - 1.1%
     149,120      Canadian National Railway Co.                $  6,500,141
                                                               ------------
                  Total Transportation                         $ 10,328,900
                                                               ------------
                  Consumer Durables & Apparel - 4.2%
                  Apparel, Accessories & Luxury Goods - 0.9%
     297,010      The Limited Brands, Inc.                     $  5,554,087
                                                               ------------
                  Housewares & Specialties - 0.5%
     105,600      Yankee Candle Co.*                           $  3,088,800
                                                               ------------
                  Leisure Products - 2.3%
     736,530      Mattel, Inc.                                 $ 13,441,673
                                                               ------------
                  Photographic Products - 0.5%
     115,500      Eastman Kodak Co.                            $  3,116,190
                                                               ------------
                  Total Consumer Durables & Apparel            $ 25,200,750
                                                               ------------
                  Hotels, Restaurants & Leisure - 2.3%
                  Restaurants - 2.3%
     148,700      Brinker International, Inc.*                 $  5,073,644
     230,605      Tricon Global Restaurants, Inc.*                8,583,116
                                                               ------------
                                                               $ 13,656,760
                                                               ------------
                  Total Hotels, Restaurants & Leisure          $ 13,656,760
                                                               ------------
                  Media - 0.8%
                  Movies & Entertainment - 0.8%
     271,660      Regal Entertainment Group (a)                $  4,917,046
                                                               ------------
                  Total Media                                  $  4,917,046
                                                               ------------
                  Retailing - 7.9%
                  Apparel Retail - 2.1%
     132,230      Jones Apparel Group, Inc.                    $  5,220,440
     196,400      Liz Claiborne, Inc.                             7,066,472
                                                               ------------
                                                               $ 12,286,912
                                                               ------------
                  Department Stores - 0.8%
     130,200      J.C. Penney Co., Inc.                        $  4,916,352
                                                               ------------

The accompanying notes are an integral part of these financial statements.   51

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  General Merchandise Stores - 2.0%
     238,200      American Greetings Corp.*                   $  5,521,476
     172,680      Sears, Roebuck and Co.                         6,520,397
                                                              ------------
                                                              $ 12,041,873
                                                              ------------
                  Specialty Stores - 3.0%
     620,430      Foot Locker, Inc.                           $ 15,101,266
     195,300      Toys "R" Us, Inc.*                             3,111,129
                                                              ------------
                                                              $ 18,212,395
                                                              ------------
                  Total Retailing                             $ 47,457,532
                                                              ------------
                  Food & Drug Retailing - 6.2%
                  Drug Retail - 1.5%
     211,270      CVS Corp.                                   $  8,877,565
                                                              ------------
                  Food Retail - 3.4%
     280,590      ConAgra, Inc.                               $  7,598,377
     494,200      Safeway, Inc.*                                12,523,028
                                                              ------------
                                                              $ 20,121,405
                                                              ------------
                  Hypermarkets & Supercenters - 1.3%
     313,670      BJ'S Wholesale Club, Inc.*                  $  7,841,750
                                                              ------------
                  Total Food & Drug Retailing                 $ 36,840,720
                                                              ------------
                  Health Care Equipment & Services - 9.4%
                  Health Care Distributors - 0.5%
      82,400      Par Pharmaceutical Co., Inc.*               $  2,901,304
                                                              ------------
                  Health Care Equipment - 2.4%
     239,400      Apogent Technologies, Inc.*                 $  7,660,800
     132,205      Becton, Dickinson & Co.                        6,848,219
                                                              ------------
                                                              $ 14,509,019
                                                              ------------
                  Health Care Facilities - 3.3%
     557,200      Tenet Healthcare Corp.*                     $  7,472,052
     330,060      Triad Hospitals, Inc.*                        12,288,134
                                                              ------------
                                                              $ 19,760,186
                                                              ------------
                  Health Care Services - 1.1%
     164,630      Laboratory Corp. of America Holdings*       $  6,535,811
                                                              ------------
                  Managed Health Care - 2.1%
     181,500      CIGNA Corp.                                 $ 12,489,015
                                                              ------------
                  Total Health Care Equipment &
                  Services                                    $ 56,195,335
                                                              ------------
                  Banks - 9.1%
                  Regional Banks - 5.4%
      99,000      City National Corp.                         $  6,504,300
     140,330      KeyCorp                                        4,194,464
     116,165      Marshall & Ilsley Corp.                        4,540,890
      99,005      North Fork Bancorporation, Inc.                3,767,140
      66,240      SouthTrust Corp.                               2,570,774
      90,775      TCF Financial Corp.                            5,269,489
      89,400      Zions Bancorporation                           5,493,630
                                                              ------------
                                                              $ 32,340,687
                                                              ------------

      Shares                                                         Value
                  Thrifts & Mortgage Finance - 3.7%
     115,699      Countrywide Financial Corp.                 $  8,127,855
     115,375      GreenPoint Financial Corp.                     4,580,388
     222,760      The PMI Group, Inc.                            9,694,515
                                                              ------------
                                                              $ 22,402,758
                                                              ------------
                  Total Banks                                 $ 54,743,445
                                                              ------------
                  Diversified Financials - 6.0%
                  Consumer Finance - 3.1%
     671,200      Providian Financial Corp.*                  $  9,846,504
      16,514      White Mountains Insurance Group, Ltd.          8,422,140
                                                              ------------
                                                              $ 18,268,644
                                                              ------------
                  Asset Management & Custody Banks - 1.1%
     214,590      Federated Investors, Inc.                   $  6,510,661
                                                              ------------
                  Investment Banking & Brokerage - 1.8%
     190,500      A.G. Edwards, Inc.                          $  6,482,715
     341,950      Investment Technology Group, Inc.*             4,373,541
                                                              ------------
                                                              $ 10,856,256
                                                              ------------
                  Total Diversified Financials                $ 35,635,561
                                                              ------------
                  Insurance - 6.3%
                  Insurance Brokers - 2.1%
     180,710      Platinum Underwriter Holdings, Ltd. (a)     $  5,499,005
     187,840      Willis Group Holdings, Ltd.                    7,034,608
                                                              ------------
                                                              $ 12,533,613
                                                              ------------
                  Life & Health Insurance - 0.9%
      99,130      Jefferson - Pilot Corp.                     $  5,035,804
                                                              ------------
                  Property & Casualty Insurance - 3.3%
     104,105      Ambac Financial Group, Inc.                 $  7,645,471
     278,500      Safeco Corp.                                  12,254,000
                                                              ------------
                                                              $ 19,899,471
                                                              ------------
                  Total Insurance                             $ 37,468,888
                                                              ------------
                  Software & Services - 2.3%
                  Data Processing & Outsourced Services - 2.3%
     555,530      The BISYS Group, Inc.*                      $  7,810,752
     239,929      SunGard Data Systems, Inc.*                    6,238,154
                                                              ------------
                                                              $ 14,048,906
                                                              ------------
                  Total Software & Services                   $ 14,048,906
                                                              ------------
                  Technology Hardware & Equipment - 9.4%
                  Communications Equipment - 3.2%
     296,600      Century Telephone Enterprises, Inc.         $  8,909,864
     356,121      Tellabs, Inc.*                                 3,112,498
     230,200      Utstarcom, Inc (a)*                            6,963,550
                                                              ------------
                                                              $ 18,985,912
                                                              ------------
                  Computer Hardware - 1.9%
     231,360      NCR Corp.*                                  $ 11,473,142
                                                              ------------

52   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                           Value
              Computer Storage & Peripherals - 2.1%
 284,600      SanDisk Corp. (a)*                            $  6,172,974
 214,600      Storage Technology Corp.*                        6,223,400
                                                            ------------
                                                            $ 12,396,374
                                                            ------------
              Electronic Equipment & Instruments - 2.2%
 230,080      W.W. Grainger, Inc.                           $ 13,229,600
                                                            ------------
              Total Technology Hardware &
              Equipment                                     $ 56,085,028
                                                            ------------
              Semiconductors - 0.6%
 260,900      Cypress Semiconductor Corp. (a)*              $  3,702,171
                                                            ------------
              Total Semiconductors                          $  3,702,171
                                                            ------------
              Utilities - 6.4%
              Electric Utilities - 4.6%
 148,675      Constellation Energy Group                    $  5,634,783
 140,350      DTE Energy Co.                                   5,689,789
 115,315      Entergy Corp.                                    6,458,793
 347,300      PG&E Corp.*                                      9,703,562
                                                            ------------
                                                            $ 27,486,927
                                                            ------------
              Gas Utilities - 0.1%
  16,315      KeySpan Energy Corp.                          $    598,761
                                                            ------------
              Multi-Utilities & Unregulated Power - 1.7%
 920,000      Reliant Energy*                               $  9,963,600
                                                            ------------
              Total Utilities                               $ 38,049,288
                                                            ------------
              TOTAL COMMON STOCKS
              (Cost $509,973,009)                           $586,198,453
                                                            ------------

  Principal
     Amount                                                        Value
              TEMPORARY CASH INVESTMENTS - 6.2%
              Repurchase Agreement - 2.0%
$12,100,000   UBS Warburg, Inc. 1.25%,
              dated 6/30/04, repurchase price of
              $12,100,000 plus accrued interest on
              7/1/04 collateralized by $11,094,000
              U.S. Treasury Bill, 7.0%, 7/15/06             $ 12,100,000
                                                            ------------

    Shares
              Security Lending Collateral - 4.2%
 25,038,825   Securities Lending
              Investment Fund, 1.29%                        $ 25,038,825
                                                            ------------
              TOTAL TEMPORARY CASH
              INVESTMENTS
              (Cost $37,138,825)                            $ 37,138,825
                                                            ------------
              TOTAL INVESTMENT
              IN SECURITIES - 104.1%
              (Cost $547,111,834)(a)                        $623,337,278
                                                            ------------
              OTHER ASSETS AND
              LIABILITIES - (4.1)%                          $(24,737,403)
                                                            ------------
              TOTAL NET ASSETS - 100.0%                     $598,599,875
                                                            ============

*     Non-income producing security.
(a)   At June 30, 2004, the following securities were out on loan:

       Shares   Description                         Market Value
      105,980   Cypress Semiconductor Corp.*         $ 1,462,524
       14,695   Platinum Underwriter Holdings Ltd.       445,552
      249,900   Regal Entertainment Group              4,510,695
      155,000   R.R. Donnelly & Sons Co.               5,128,950
      263,720   SanDisk Corp.*                         5,909,965
      275,023   Utstarcom, Inc*                        8,363,449
                                                     -----------
                Total                                $25,821,135
                                                     ===========

The accompanying notes are an integral part of these financial statements.   53

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                        Value
                  COMMON STOCKS - 99.6%
                  Energy - 1.0%
                  Integrated Oil & Gas - 1.0%
       2,500      ConocoPhillips                              $   190,725
       4,200      Occidental Petroleum Corp.                      203,322
                                                              -----------
                                                              $   394,047
                                                              -----------
                  Total Energy                                $   394,047
                                                              -----------
                  Materials - 3.5%
                  Diversified Metals & Mining - 3.5%
      19,700      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                   $   653,055
       8,900      Phelps Dodge Corp.*                             689,839
                                                              -----------
                                                              $ 1,342,894
                                                              -----------
                  Total Materials                             $ 1,342,894
                                                              -----------
                  Capital Goods - 6.9%
                  Aerospace & Defense - 1.1%
       6,200      L-3 Communications Holdings, Inc.           $   414,160
                                                              -----------
                  Electrical Component & Equipment - 1.3%
      15,200      General Electric Co.                        $   492,480
                                                              -----------
                  Industrial Conglom - 4.5%
      16,900      American Standard Companies, Inc.*          $   681,239
      21,400      Tyco International Ltd.                         709,196
       4,000      United Technologies Corp.                       365,920
                                                              -----------
                                                              $ 1,756,355
                                                              -----------
                  Total Capital Goods                         $ 2,662,995
                                                              -----------
                  Commercial Services & Supplies - 2.0%
                  Employment Services - 2.0%
      31,300      Corinthian Colleges, Inc.*                  $   774,362
                                                              -----------
                  Total Commercial Services &
                  Supplies                                    $   774,362
                                                              -----------
                  Transportation - 1.2%
                  Trucking - 1.2%
       5,900      United Parcel Service                       $   443,503
                                                              -----------
                  Total Transportation                        $   443,503
                                                              -----------
                  Hotels, Restaurants & Leisure - 3.0%
                  Casinos & Gaming - 1.3%
      13,400      International Game Technology               $   517,240
                                                              -----------
                  Hotels, Resorts & Cruise Lines - 0.8%
       6,400      Carnival Corp.                              $   300,800
                                                              -----------
                  Restaurants - 0.9%
       9,100      Tricon Global Restaurants, Inc.*            $   338,702
                                                              -----------
                  Total Hotels, Restaurants & Leisure         $ 1,156,742
                                                              -----------

      Shares                                                        Value
                  Media - 3.3%
                  Broadcasting & Cable TV - 0.9%
       9,300      Clear Channel Communications, Inc.          $   343,635
                                                              -----------
                  Movies & Entertainment - 2.4%
      21,300      The Walt Disney Co.                         $   542,937
      10,400      Viacom, Inc. (Class B)                          371,488
                                                              -----------
                                                              $   914,425
                                                              -----------
                  Total Media                                 $ 1,258,060
                                                              -----------
                  Retailing - 8.2%
                  Apparel Retail - 2.3%
       5,400      Liz Claiborne, Inc.                         $   194,292
       3,900      Nike, Inc.                                      295,425
      15,200      Ross Stores, Inc.                               406,752
                                                              -----------
                                                              $   896,469
                                                              -----------
                  Department Stores - 2.1%
       7,500      J.C. Penney Co., Inc.                       $   283,200
      12,300      Kohl's Corp.*                                   520,044
                                                              -----------
                                                              $   803,244
                                                              -----------
                  General Merchandise Stores - 2.4%
       9,900      Family Dollar Stores, Inc.                  $   301,158
      14,700      Target Corp.                                    624,309
                                                              -----------
                                                              $   925,467
                                                              -----------
                  Home Improvement Retail - 1.4%
      10,000      Lowe's Companies, Inc.                      $   525,500
                                                              -----------
                  Total Retailing                             $ 3,150,680
                                                              -----------
                  Food & Drug Retailing - 2.1%
                  Drug Retail - 0.6%
       5,900      Walgreen Co.                                $   213,639
                                                              -----------
                  Food Distributors - 1.5%
       8,500      Cardinal Health, Inc.                       $   595,425
                                                              -----------
                  Total Food & Drug Retailing                 $   809,064
                                                              -----------
                  Food, Beverage & Tobacco - 5.5%
                  Soft Drinks - 3.6%
      17,000      The Coca-Cola Co.                           $   858,160
       9,800      PepsiCo, Inc.                                   528,024
                                                              -----------
                                                              $ 1,386,184
                                                              -----------
                  Tobacco - 1.9%
      14,500      Altria Group, Inc.                          $   725,725
                                                              -----------
                  Total Food, Beverage & Tobacco              $ 2,111,909
                                                              -----------

54   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                          Value
                  Health Care Equipment & Services - 10.8%
                  Health Care Distributors - 5.7%
      47,400      Bristol-Myers Squibb Co.                     $ 1,161,300
       6,203      Teva Pharmaceutical Industries, Ltd.             417,400
      17,100      Wyeth                                            618,336
                                                               -----------
                                                               $ 2,197,036
                                                               -----------
                  Health Care Equipment - 4.3%
      16,700      Guidant Corp.                                $   933,196
       5,400      St. Jude Medical, Inc.*                          408,510
       3,500      Zimmer Holdings, Inc.*                           308,700
                                                               -----------
                                                               $ 1,650,406
                                                               -----------
                  Managed Health Care - 0.8%
       2,800      Wellpoint Health Networks, Inc.*             $   313,628
                                                               -----------
                  Total Health Care Equipment &
                  Services                                     $ 4,161,070
                                                               -----------
                  Pharmaceuticals & Biotechnology - 11.9%
                  Biotechnology - 2.8%
      12,758      Amgen, Inc.*                                 $   696,204
      35,400      Cubist Pharmaceuticals, Inc.*                    392,940
                                                               -----------
                                                               $ 1,089,144
                                                               -----------
                  Pharmaceuticals - 9.1%
      16,000      Merck & Co., Inc.                            $   760,000
      27,851      Pfizer, Inc.                                     954,732
      17,200      Sepracor, Inc.*                                  909,880
      23,400      Schering-Plough Corp.                            432,432
      14,400      Sanofi-Synthelabo SA (A.D.R.)*                   460,656
                                                               -----------
                                                               $ 3,517,700
                                                               -----------
                  Total Pharmaceuticals &
                  Biotechnology                                $ 4,606,844
                                                               -----------
                  Banks - 2.3%
                  Diversified Banks - 1.1%
       4,900      Bank of America Corp.                        $   414,638
                                                               -----------
                  Thrifts & Mortgage Finance - 1.2%
       7,400      Freddie Mac                                  $   468,420
                                                               -----------
                  Total Banks                                  $   883,058
                                                               -----------
                  Diversified Financials - 1.3%
                  Consumer Finance - 0.6%
      15,900      Providian Financial Corp.*                   $   233,253
                                                               -----------
                  Investment Banking & Brokerage - 0.7%
       2,800      Goldman Sachs Group, Inc.                    $   263,648
                                                               -----------
                  Total Diversified Financials                 $   496,901
                                                               -----------

      Shares                                                         Value
                  Insurance - 5.0%
                  Insurance Brokers - 0.8%
       8,200      Willis Group Holdings, Ltd.                  $   307,090
                                                               -----------
                  Multi-Line Insurance - 2.4%
      13,000      American International Group, Inc.           $   926,640
                                                               -----------
                  Property & Casualty Insurance - 1.8%
       9,000      ACE, Ltd.                                    $   380,520
       7,400      Safeco Corp.                                     325,600
                                                               -----------
                                                               $   706,120
                                                               -----------
                  Total Insurance                              $ 1,939,850
                                                               -----------
                  Software & Services - 11.6%
                  Application Software - 8.4%
       9,200      Fair Isaac & Co., Inc.                       $   307,096
      74,000      Microsoft Corp.                                2,113,440
      21,500      Macrovision Corp.*                               538,145
       9,500      Veritas Software Corp.*                          263,150
                                                               -----------
                                                               $ 3,221,831
                                                               -----------
                  Data Processing & Outsourced Services - 1.5%
      12,600      First Data Corp.                             $   560,952
                                                               -----------
                  Home Entertainment Software - 0.7%
       9,300      Take-Two Interactive Software, Inc.*         $   284,952
                                                               -----------
                  IT Consulting & Other Services - 1.0%
      14,100      Accenture, Ltd.*                             $   387,468
                                                               -----------
                  Total Software & Services                    $ 4,455,203
                                                               -----------
                  Technology Hardware & Equipment - 13.0%
                  Communications Equipment - 1.8%
      16,600      Nokia Corp. (A.D.R.)                         $   241,364
      15,100      Utstarcom, Inc.*                                 456,775
                                                               -----------
                                                               $   698,139
                                                               -----------
                  Computer Hardware - 4.3%
      21,800      Dell, Inc.*                                  $   780,876
      41,600      Hewlett-Packard Co.                              877,760
                                                               -----------
                                                               $ 1,658,636
                                                               -----------
                  Computer Storage & Peripherals - 4.1%
      61,800      Lexar Media, Inc.*                           $   412,824
      53,900      Sandisk Corp.*                                 1,169,091
                                                               -----------
                                                               $ 1,581,915
                                                               -----------
                  Electronic Equipment &
                  Instruments - 2.8%
       5,300      Samsung Electronics Co., Ltd.*               $ 1,091,126
                                                               -----------
                  Total Technology Hardware &
                  Equipment                                    $ 5,029,816
                                                               -----------

The accompanying notes are an integral part of these financial statements.   55

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
              Semiconductors - 5.5%
  61,300      Intel Corp.                                    $ 1,691,880
  51,100      Taiwan Semiconductor
              Manufacturing Co. (A.D.R.)                         424,641
                                                             -----------
                                                             $ 2,116,521
                                                             -----------
              Total Semiconductors                           $ 2,116,521
                                                             -----------
              Telecommunication Services - 1.6%
              Wireless Telecommunication Services - 1.6%
  27,100      Vodafone Group Plc (A.D.R.)                    $   598,911
                                                             -----------
              Total Telecommunication Services               $   598,911
                                                             -----------
              TOTAL COMMON STOCKS
              (Cost $38,249,059)                             $38,392,430
                                                             -----------
              TOTAL INVESTMENT
              IN SECURITIES - 99.6%
              (Cost $38,249,059)                             $38,392,430
                                                             -----------
              OTHER ASSETS AND
              LIABILITIES - 0.4%                             $   169,200
                                                             -----------
              TOTAL NET ASSETS - 100.0%                      $38,561,630
                                                             ===========

*        Non-income producing security.
(A.D.R.) American Depository Receipt

56   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  COMMON STOCKS - 97.4%
                  Hotels, Restaurants & Leisure - 5.3%
                  Hotels, Resorts & Cruise Lines - 5.3%
      75,000      Hilton Hotels Corp.*                          $ 1,399,500
      58,000      Starwood Hotels & Resorts                       2,601,300
                                                                -----------
                                                                $ 4,000,800
                                                                -----------
                  Total Hotels, Restaurants & Leisure           $ 4,000,800
                                                                -----------
                  Diversified Financials - 3.0%
                  Diversified Financial Services - 3.0%
      77,000      Brookfield Properties Corp.                   $ 2,213,750
                                                                -----------
                  Total Diversified Financials                  $ 2,213,750
                                                                -----------
                  Real Estate - 89.1%
                  Real Estate Management & Development - 4.0%
     115,500      Catellus Development Corp.                    $ 2,847,075
       8,200      Inland Real Estate Corp.*                         106,682
                                                                -----------
                                                                $ 2,953,757
                                                                -----------
                  Real Estate Investment Trusts - 85.1%
      38,500      Apartment Investment & Management Co.         $ 1,198,505
      46,200      AMB Property Corp.                              1,599,906
      22,400      Affordable Residential Communities*               371,840
      16,500      Alexandria Real Estate Equities, Inc.             936,870
      44,000      Arden Realty Group, Inc.                        1,294,040
      92,500      Archstone Communities Trust                     2,713,025
      50,000      AvalonBay Communities, Inc.*                    2,826,000
      73,100      Boston Properties, Inc.                         3,660,848
      17,500      Chelsea Property Group, Inc.                    1,141,350
      30,000      Camden Property Trust                           1,374,000
      10,000      Carramerica Realty Corp.                          302,300
      61,000      Developers Diversifies Realty Corp.             2,157,570
      57,000      Duke Realty Investments, Inc.                   1,813,170
      79,000      Equity Office Properties Trust                  2,148,800
     107,000      Equity Residential Property Trust               3,181,110
       5,800      First Potomac Realty Trust*                       111,186
      36,000      Federal Realty Investment Trust                 1,497,240
      79,500      General Growth Properties, Inc.                 2,350,815
      25,500      Highwoods Properties, Inc.*                       599,250

      Shares                                                          Value
     189,000      Host Marriott Corp.*                          $ 2,336,040
       6,000      Healthcare Realty Trust, Inc.                     224,880
       2,500      Kilroy Realty Corp.                                85,250
      53,000      Liberty Property Trust                          2,131,130
      35,500      The Macerich Co.                                1,699,385
      11,300      Manufactured Home Communities, Inc.               375,047
       9,100      Mills Corp.                                       424,970
      10,500      Corporate Office Properties                       260,925
      88,000      ProLogis Trust                                  2,896,960
      29,300      Pan Pacific Retail Properties, Inc.             1,480,236
      55,000      Prentiss Properties Trust                       1,843,600
      45,206      Public Storage, Inc.                            2,079,928
      25,500      PS Business Parks Inc*                          1,026,120
      48,000      Regency Centers Corp.                           2,059,200
      35,000      The Rouse Co.*                                  1,662,500
       9,500      iStar Financial, Inc.*                            380,000
      27,500      Shurgard Storage Centers, Inc.                  1,028,500
      15,800      Strategic Hotel Capital, Inc.*                    232,260
      85,000      Simon DeBartolo Group, Inc.                     4,370,700
      51,000      Taubman Centers, Inc.                           1,167,390
      37,600      Trizec Properties Inc.                            611,376
      47,200      United Dominion Realty Trust                      933,616
      46,000      Vornado Realty Trust                            2,627,060
      16,500      Western Resources, Inc.                           516,120
                                                                -----------
                                                                $63,731,018
                                                                -----------
                  Total Real Estate                             $66,684,775
                                                                -----------
                  TOTAL COMMON STOCKS
                  (Cost $55,838,852)                            $72,899,325
                                                                -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 97.4%
                  (Cost $55,838,852)                            $72,899,325
                                                                -----------
                  OTHER ASSETS AND
                  LIABILITIES - 2.6%                            $ 1,967,974
                                                                -----------
                  TOTAL NET ASSETS - 100.0%                     $74,867,299
                                                                ===========

*    Non-income producing security.

The accompanying notes are an integral part of these financial statements.   57

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                      Value
                  COMMON STOCKS - 96.5%
                  Energy - 7.9%
                  Integrated Oil & Gas - 5.9%
      16,643      BP Amoco Plc (A.D.R.)                    $    891,566
      57,921      ChevronTexaco Corp.                         5,450,945
      24,727      ConocoPhillips                              1,886,423
     119,280      Exxon Mobil Corp.                           5,297,224
      36,993      Occidental Petroleum Corp.                  1,790,831
                                                           ------------
                                                           $ 15,316,989
                                                           ------------
                  Oil & Gas Drilling - 0.9%
      42,044      Smith International, Inc.*               $  2,344,373
                                                           ------------
                  Oil & Gas Exploration & Production - 1.1%
      18,971      Apache Corp.                             $    826,187
      57,988      Pioneer Natural Resources Co.               2,034,219
                                                           ------------
                                                           $  2,860,406
                                                           ------------
                  Total Energy                             $ 20,521,768
                                                           ------------
                  Materials - 5.5%
                  Aluminum - 0.6%
      46,252      Alcoa, Inc.                              $  1,527,704
                                                           ------------
                  Commodity Chemicals - 1.1%
      23,113      Air Products & Chemicals, Inc.           $  1,212,277
      38,676      E.I. du Pont de Nemours and Co.             1,717,988
                                                           ------------
                                                           $  2,930,265
                                                           ------------
                  Diversified Chemical - 0.4%
      18,467      PPG Industries, Inc.                     $  1,154,003
                                                           ------------
                  Diversified Metals & Mining - 2.5%
      32,924      Phelps Dodge Corp.*                      $  2,551,939
     164,111      Rio Tinto Plc                               3,949,666
                                                           ------------
                                                           $  6,501,605
                                                           ------------
                  Paper Products - 0.5%
      43,199      Meadwestvaco Corp.                       $  1,269,619
                                                           ------------
                  Specialty Chemicals - 0.4%
      32,149      Ecolab, Inc.                             $  1,019,123
                                                           ------------
                  Total Materials                          $ 14,402,319
                                                           ------------
                  Capital Goods - 7.4%
                  Aerospace & Defense - 1.5%
      38,908      General Dynamics Corp.                   $  3,863,564
                                                           ------------
                  Electrical Components & Equipment - 0.7%
      18,467      Emerson Electric Co.                     $  1,173,578
      26,633      General Electric Co.                          862,909
                                                           ------------
                                                           $  2,036,487
                                                           ------------

      Shares                                                      Value
                  Industrial Conglomerates - 2.8%
      20,674      Illinois Tool Works, Inc.                $  1,982,430
      45,528      Johnson Controls, Inc.                      2,430,285
      31,359      United Technologies Corp.                   2,868,721
                                                           ------------
                                                           $  7,281,436
                                                           ------------
                  Industrial Machinery - 2.4%
      33,682      Caterpillar, Inc.                        $  2,675,698
      50,290      Deere & Co.                                 3,527,341
                                                           ------------
                                                           $  6,203,039
                                                           ------------
                  Total Capital Goods                      $ 19,384,526
                                                           ------------
                  Commercial Services & Supplies - 1.0%
                  Office Services & Supplies - 1.0%
      47,154      Canon, Inc. (A.D.R.)                     $  2,518,023
                                                           ------------
                  Total Commercial Services &
                  Supplies                                 $  2,518,024
                                                           ------------
                  Transportation - 3.4%
                  Airlines - 0.9%
     137,864      Southwest Airlines Co.                   $  2,311,979
                                                           ------------
                  Railroads - 2.0%
      40,302      Burlington Northern, Inc.                $  1,413,391
     146,340      Norfolk Southern Corp.                      3,880,937
                                                           ------------
                                                           $  5,294,328
                                                           ------------
                  Trucking - 0.5%
      16,958      United Parcel Service                    $  1,274,733
                                                           ------------
                  Total Transportation                     $  8,881,040
                                                           ------------
                  Automobiles & Components - 2.3%
                  Automobile Manufacturers - 2.3%
     208,966      Ford Motor Corp.                         $  3,270,318
      46,602      PACCAR, Inc.                                2,702,450
                                                           ------------
                                                           $  5,972,768
                                                           ------------
                  Total Automobiles & Components           $  5,972,768
                                                           ------------
                  Media - 6.2%
                  Advertising - 1.0%
      35,541      Omnicom Group                            $  2,697,206
                                                           ------------
                  Movies & Entertainment - 0.4%
      34,933      The Walt Disney Co.                      $    890,442
                                                           ------------
                  Publishing - 4.8%
      46,390      Elsevier NV                              $    652,795
      40,418      Gannett Co.                                 3,429,467
     113,495      John Wiley & Sons, Inc.                     3,631,840
      63,415      McGraw-Hill Co., Inc.                       4,855,687
                                                           ------------
                                                           $ 12,569,789
                                                           ------------
                  Total Media                              $ 16,157,437
                                                           ------------

58   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                      Value
                  Retailing - 4.1%
                  Apparel Retail - 0.3%
      19,973      Liz Claiborne, Inc.                      $    718,629
                                                           ------------
                  Department Stores - 0.6%
      53,341      May Department Stores Co.                $  1,466,344
                                                           ------------
                  General Merchandise Stores - 2.1%
      29,152      Family Dollar Stores, Inc.               $    886,804
     109,408      Target Corp.                                4,646,558
                                                           ------------
                                                           $  5,533,362
                                                           ------------
                  Home Improvement Retail - 0.8%
      39,604      Lowe's Companies, Inc.                   $  2,081,190
                                                           ------------
                  Specialty Stores - 0.3%
      25,229      Barnes & Noble, Inc.*                    $    857,281
                                                           ------------
                  Total Retailing                          $ 10,656,806
                                                           ------------
                  Food & Drug Retailing - 3.5%
                  Drug Retail - 1.6%
     112,775      Walgreen Co.                             $  4,083,583
                                                           ------------
                  Food Distributors - 1.3%
      12,492      Cardinal Health, Inc.                    $    875,065
      68,293      Sysco Corp.                                 2,449,670
                                                           ------------
                                                           $  3,324,735
                                                           ------------
                  Hypermarkets & Supercenters - 0.6%
      30,854      Wal-Mart Stores, Inc.                    $  1,627,857
                                                           ------------
                  Total Food & Drug Retailing              $  9,036,175
                                                           ------------
                  Food, Beverage & Tobacco - 4.7%
                  Packaged Foods & Meats - 3.6%
      70,267      Campbell Soup Co.                        $  1,888,777
      36,702      General Mills, Inc.                         1,744,446
      45,065      Hershey Foods Corp.                         2,085,158
      59,465      H.J. Heinz Co., Inc.                        2,331,028
      61,629      Sara Lee Corp.                              1,416,851
                                                           ------------
                                                           $  9,466,260
                                                           ------------
                  Soft Drinks - 1.1%
      53,078      PepsiCo, Inc.                            $  2,859,843
                                                           ------------
                  Total Food, Beverage & Tobacco           $ 12,326,103
                                                           ------------
                  Household & Personal Products - 3.3%
                  Household Products - 3.3%
      12,405      Clorox Co.                               $    667,141
      53,543      Colgate-Palmolive Co.                       3,129,588
      19,005      Estee Lauder Co.                              927,064
      70,848      Procter & Gamble Co.                        3,856,965
                                                           ------------
                                                           $  8,580,758
                                                           ------------
                  Total Household & Personal
                  Products                                 $  8,580,758
                                                           ------------

      Shares                                                      Value
                  Health Care Equipment & Services - 5.9%
                  Health Care Distributors - 2.4%
      47,967      Abbott Laboratories                      $  1,955,135
      75,610      Johnson & Johnson                           4,211,477
                                                           ------------
                                                           $  6,166,612
                                                           ------------
                  Health Care Equipment - 2.7%
      58,653      Becton, Dickinson & Co.                  $  3,038,225
      35,076      Biomet, Inc.                                1,558,777
      26,639      Guidant Corp.                               1,488,587
      13,291      St. Jude Medical, Inc.*                     1,005,464
                                                           ------------
                                                           $  7,091,053
                                                           ------------
                  Managed Health Care - 0.8%
      20,042      United Healthcare Group, Inc.            $  1,247,615
       7,549      Wellpoint Health Networks, Inc.*              845,563
                                                           ------------
                                                           $  2,093,178
                                                           ------------
                  Total Health Care Equipment &
                  Services                                 $ 15,350,843
                                                           ------------
                  Pharmaceuticals & Biotechnology - 6.1%
                  Pharmaceuticals - 6.1%
      33,785      Barr Laboratorie, Inc.*                  $  1,138,555
      35,772      Eli Lilly & Co.                             2,500,821
      55,400      Merck & Co., Inc.                           2,631,500
      67,544      Mylan Laboratories, Inc.                    1,367,766
      45,761      Novartis AG (A.D.R.)                        2,036,364
      62,253      Pfizer, Inc.                                2,134,033
      15,214      Roche Holdings AG (A.D.R.)*                 1,508,088
     145,764      Schering-Plough Corp.                       2,693,719
                                                           ------------
                                                           $ 16,010,846
                                                           ------------
                  Total Pharmaceuticals &
                  Biotechnology                            $ 16,010,846
                                                           ------------
                  Banks - 7.4%
                  Diversified Banks - 2.2%
      32,784      Charter One Financial, Inc.              $  1,448,725
      85,656      U.S. Bancorp                                2,360,679
      35,519      Wells Fargo & Co.                           2,032,752
                                                           ------------
                                                           $  5,842,156
                                                           ------------
                  Regional Banks - 4.2%
      28,340      First Horizon National Corp.             $  1,288,620
     114,053      National City Corp.                         3,992,996
      38,351      SouthTrust Corp.                            1,488,402
      47,329      SunTrust Banks, Inc.                        3,075,912
      19,396      Zions Bancorporation                        1,191,884
                                                           ------------
                                                           $ 11,037,814
                                                           ------------
                  Thrifts & Mortgage Finance - 1.0%
      64,028      Washington Mutual, Inc.                  $  2,474,042
                                                           ------------
                  Total Banks                              $ 19,354,012
                                                           ------------

The accompanying notes are an integral part of these financial statements.   59

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  Diversified Financials - 5.6%
                  Asset Management & Custody Banks - 3.8%
      52,067      The Bank of New York Co., Inc.              $  1,534,935
      37,051      Federated Investors Inc.                       1,124,127
      62,368      State Street Corp.                             3,058,527
      81,766      T. Rowe Price Associates, Inc.                 4,121,006
                                                              ------------
                                                              $  9,838,595
                                                              ------------
                  Consumer Finance - 0.8%
      38,211      American Express Co.                        $  1,963,281
                                                              ------------
                  Investment Banking & Brokerage - 1.0%
      49,593      Merrill Lynch & Co., Inc.                   $  2,677,030
                                                              ------------
                  Total Diversified Financials                $ 14,478,906
                                                              ------------
                  Insurance - 3.5%
                  Multi - Line Insurance - 1.0%
      37,283      American International Group, Inc.          $  2,657,532
                                                              ------------
                  Property & Casualty Insurance - 2.5%
      46,109      Chubb Corp.                                 $  3,143,712
      26,583      Safeco Corp.                                   1,169,652
      52,652      St. Paul Travelers Companies, Inc.             2,134,512
                                                              ------------
                                                              $  6,447,876
                                                              ------------
                  Total Insurance                             $  9,105,408
                                                              ------------
                  Software & Services - 4.7%
                  Application Software - 2.4%
      35,888      Adobe Systems, Inc.                         $  1,668,792
     119,628      Microsoft Corp.                                3,416,576
      26,017      Symantec Corp.*                                1,139,024
                                                              ------------
                                                              $  6,224,392
                                                              ------------
                  Data Processing & Outsourced Services - 2.3%
      39,373      Automatic Data Processing, Inc.             $  1,648,941
      32,311      Computer Sciences Corp.*                       1,500,200
      21,836      DST Systems, Inc.*                             1,050,093
      25,494      Fiserv, Inc.*                                    991,462
      32,184      SunGard Data Systems, Inc.*                      836,784
                                                              ------------
                                                              $  6,027,480
                                                              ------------
                  Total Software & Services                   $ 12,251,872
                                                              ------------
                  Technology Hardware & Equipment - 5.4%
                  Communications Equipment - 2.0%
     182,952      Motorola, Inc.                              $  3,338,874
     128,455      Nokia Corp (A.D.R.)                            1,867,736
                                                              ------------
                                                              $  5,206,610
                                                              ------------

      Shares                                                         Value
                  Computer Hardware - 3.4%
      17,403      Apple Computer, Inc.*                       $    566,294
      60,976      Dell, Inc.*                                    2,184,160
      22,881      Diebold, Inc.                                  1,209,718
      72,740      Hewlett-Packard Co.                            1,534,814
      24,634      IBM Corp.*                                     2,171,487
     252,670      Sun Microsystems, Inc.*                        1,096,588
                                                              ------------
                                                              $  8,763,061
                                                              ------------
                  Total Technology Hardware &
                  Equipment                                   $ 13,969,671
                                                              ------------
                  Semiconductors - 3.4%
                  Semiconductor Equipment - 0.9%
     120,790      Applied Materials, Inc.*                    $  2,369,900
                                                              ------------
                  Semiconductors - 2.5%
     126,597      Intel Corp.                                 $  3,494,077
     118,406      Texas Instruments, Inc.                        2,863,057
                                                              ------------
                                                              $  6,357,134
                                                              ------------
                  Total Semiconductors                        $  8,727,034
                                                              ------------
                  Telecommunication Services - 3.2%
                  Integrated Telecommunication Services - 3.2%
      18,815      Alltel Corp.                                $    952,415
     116,841      BellSouth Corp.                                3,063,571
     176,887      SBC Communications, Inc.                       4,289,510
                                                              ------------
                                                              $  8,305,496
                                                              ------------
                  Total Telecommunication Services            $  8,305,496
                                                              ------------
                  Utilities - 2.0%
                  Electric Utilities - 1.3%
      26,945      American Electric Power Co., Inc.           $    862,240
      29,268      Consolidated Edison, Inc.                      1,163,696
      46,790      Southern Co.                                   1,363,929
                                                              ------------
                                                              $  3,389,865
                                                              ------------
                  Gas Utilities - 0.6%
      22,532      KeySpan Energy Corp. (a)                    $    826,924
      31,011      Vectren Corp.                                    778,065
                                                              ------------
                                                              $  1,604,989
                                                              ------------
                  Water Utilities - 0.1%
      14,953      Aqua America, Inc.                          $    299,808
                                                              ------------
                  Total Utilities                             $  5,294,662
                                                              ------------
                  TOTAL COMMON STOCKS
                  (Cost $224,336,202)                         $251,286,474
                                                              ------------

60   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
     Amount                                                          Value
               TEMPORARY CASH INVESTMENTS - 3.7%
               Repurchase Agreement - 3.4%
$ 8,800,000    UBS Warburg, Inc., 1.25%,
               dated 6/30/04, repurchase price of
               $8,800,000 plus accrued interest on
               7/1/04 collateralized by $8,068,000
               U.S. Treasury Bill, 7.0%, 7/15/06              $  8,800,000
                                                              ------------

     Shares
               Security Lending Collateral - 0.3%
    766,159    Securities Lending
               Investment Fund, 1.29%                         $    766,159
                                                              ------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $9,566,159)                              $  9,566,159
                                                              ------------
               TOTAL INVESTMENT IN
               SECURITIES - 100.2%
               (Cost $233,902,361)(a)                         $260,852,633
                                                              ------------
               OTHER ASSETS AND
               LIABILITIES - (0.2)%                           $   (506,268)
                                                              ------------
               TOTAL NET ASSETS - 100.0%                      $260,346,365
                                                              ============

*        Non-income producing security.
(A.D.R.) American Depositary Receipt
(a)      At June 30, 2004, the following securities were out on loan:

         Shares     Description               Market Value
         20,707     KeySpan Energy Corp.        $751,043

The accompanying notes are an integral part of these financial statements.   61

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

  Shares                                                           Value
                  CONVERTIBLE PREFERRED STOCKS - 1.4%
                  Automobiles & Components - 1.4%
                  Automobile Manufacturers - 1.4%
   2,600          General Motors, 5.25%, 3/6/32             $     64,025
  55,600          Ford Capital Trust, 6.5%, 1/15/32            3,033,536
                                                            ------------
                                                            $  3,097,561
                                                            ------------
                  Total Automobiles & Components            $  3,097,561
                                                            ------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost $2,691,323)                         $  3,097,561
                                                            ------------

Principal
  Amount

                  CONVERTIBLE CORPORATE BOND - 0.0%
                  Retailing - 0.0%
                  Apparel Retail - 0.0%
$200,000          Gap Inc., 5.75%, 3/15/09                  $    311,000
                                                            ------------
                  Total Retailing                           $    311,000
                                                            ------------
                  TOTAL CONVERTIBLE CORPORATE BOND
                  (Cost $200,000)                           $    311,000
                                                            ------------
  Shares
                  COMMON STOCKS - 95.5%
                  Energy - 11.7%
                  Integrated Oil & Gas - 11.7%
  98,300          ChevronTexaco Corp.                       $  9,251,013
 114,865          ConocoPhillips                               8,763,051
 161,066          Exxon Mobil Corp.                            7,152,941
  35,000          Occidental Petroleum Corp.                   1,694,350
                                                            ------------
                                                            $ 26,861,355
                                                            ------------
                  Total Energy                              $ 26,861,355
                                                            ------------
                  Materials - 5.2%
                  Commodity Chemicals - 1.7%
  50,300          Air Products & Chemicals, Inc.            $  2,638,235
  27,341          E.I. du Pont de Nemours and Co.              1,214,487
                                                            ------------
                                                            $  3,852,722
                                                            ------------
                  Construction Materials - 0.7%
  35,000          Vulcan Materials Co.                      $  1,664,250
                                                            ------------
                  Diversified Chemical - 0.7%
  25,300          PPG Industries, Inc.                      $  1,580,997
                                                            ------------
                  Paper Products - 0.8%
  62,400          Meadwestvaco Corp.                        $  1,833,936
                                                            ------------
                  Specialty Chemicals - 0.3%
  15,000          Valspar Corp.                             $    755,850
                                                            ------------
                  Steel - 1.0%
  24,700          Nucor Corp.                               $  1,895,972
  20,050          Roanoke Electric Steel Corp.                   272,680
                                                            ------------
                                                            $  2,168,652
                                                            ------------
                  Total Materials                           $ 11,856,407
                                                            ------------
  Shares                                                           Value
                  Capital Goods - 8.6%
                  Aerospace & Defense - 3.0%
  51,600          Boeing Co.                                $  2,636,244
  43,200          General Dynamics Corp.                       4,289,760
                                                            ------------
                                                            $  6,926,004
                                                            ------------
                  Electrical Components & Equipment - 1.6%
  59,000          Emerson Electric Co.                      $  3,749,450
                                                            ------------
                  Industrial Conglomerates - 2.7%
  58,100          Johnson Controls, Inc.                    $  3,101,378
  32,700          United Technologies Corp.                    2,991,396
                                                            ------------
                                                            $  6,092,774
                                                            ------------
                  Industrial Machinery - 1.3%
  22,000          Gorman-Rupp Co.                           $    597,740
  92,200          The Timken Co.                               2,442,378
                                                            ------------
                                                            $  3,040,118
                                                            ------------
                  Total Capital Goods                       $ 19,808,346
                                                            ------------
                  Transportation - 0.4%
                  Railroads - 0.4%
  26,500          Burlington Northern, Inc.                 $    929,355
                                                            ------------
                  Total Transportation                      $    929,355
                                                            ------------
                  Automobiles & Components - 3.7%
                  Automobile Manufacturers - 3.7%
 145,175          PACCAR, Inc.                              $  8,418,698
                                                            ------------
                  Total Automobiles & Components            $  8,418,698
                                                            ------------
                  Media - 3.2%
                  Movies & Entertainment - 1.8%
 132,400          Cedar Fair, L.P. (a)                      $  4,177,220
                                                            ------------
                  Publishing - 1.4%
  40,500          McGraw-Hill Co., Inc.                     $  3,101,085
                                                            ------------
                  Total Media                               $  7,278,305
                                                            ------------
                  Retailing - 2.3%
                  Department Stores - 1.6%
  30,000          J.C. Penney Co., Inc.                     $  1,132,800
  92,825          May Department Stores Co.                    2,551,759
                                                            ------------
                                                            $  3,684,559
                                                            ------------
                  General Merchandise Stores - 0.7%
  40,300          Sears, Roebuck and Co.                    $  1,521,728
                                                            ------------
                  Total Retailing                           $  5,206,287
                                                            ------------
                  Food, Beverage & Tobacco - 5.4%
                  Packaged Foods & Meats - 4.4%
 147,500          Campbell Soup Co.                         $  3,964,800
  47,300          General Mills, Inc.                          2,248,169
  73,700          H.J. Heinz Co., Inc.                         2,889,040
  46,900          Sara Lee Corp.                               1,078,231
                                                            ------------
                                                            $ 10,180,240
                                                            ------------

62   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                        Value
                  Soft Drinks - 1.0%
      12,900      The Coca-Cola Co.                          $    651,192
      28,600      PepsiCo, Inc.                                 1,540,968
                                                             ------------
                                                             $  2,192,160
                                                             ------------
                  Total Food, Beverage & Tobacco             $ 12,372,400
                                                             ------------
                  Household & Personal Products - 1.5%
                  Household Products - 1.5%
      20,000      Clorox Co.                                 $  1,075,600
      39,200      Colgate-Palmolive Co.                         2,291,240
                                                             ------------
                                                             $  3,366,840
                                                             ------------
                  Total Household & Personal
                  Products                                   $  3,366,840
                                                             ------------
                  Health Care Equipment & Services - 3.7%
                  Health Care Distributors - 2.8%
      88,900      Abbott Laboratories                        $  3,623,564
      50,600      Johnson & Johnson                             2,818,420
                                                             ------------
                                                             $  6,441,984
                                                             ------------
                  Health Care Equipment - 0.9%
      38,200      Becton, Dickinson & Co.                    $  1,978,760
                                                             ------------
                  Total Health Care Equipment &
                  Services                                   $  8,420,744
                                                             ------------
                  Pharmaceuticals & Biotechnology - 3.6%
                  Pharmaceuticals - 3.6%
      57,900      Eli Lilly & Co.                            $  4,047,789
      74,300      Merck & Co., Inc.                             3,529,250
      20,000      Pfizer, Inc.                                    685,600
                                                             ------------
                                                             $  8,262,639
                                                             ------------
                  Total Pharmaceuticals &
                  Biotechnology                              $  8,262,639
                                                             ------------
                  Banks - 12.6%
                  Diversified Banks - 5.4%
     154,900      Charter One Financial, Inc.                $  6,845,031
      86,100      U.S. Bancorp                                  2,372,916
      53,700      Wells Fargo & Co.                             3,073,251
                                                             ------------
                                                             $ 12,291,198
                                                             ------------
                  Regional Banks - 5.8%
      62,200      First Horizon National Corp.               $  2,828,234
      96,900      National City Corp.                           3,392,469
      79,600      SouthTrust Corp.                              3,089,276
      63,000      SunTrust Banks, Inc.                          4,094,370
                                                             ------------
                                                             $ 13,404,349
                                                             ------------
                  Thrifts & Mortgage Finance - 1.4%
      85,400      Washington Mutual, Inc.                    $  3,299,856
                                                             ------------
                  Total Banks                                $ 28,995,403
                                                             ------------

         Shares                                                     Value
                  Diversified Financials - 3.5%
                  Asset Management & Custody Banks - 2.9%
      45,100      Eaton Vance Corp.                          $  1,723,271
      98,600      T. Rowe Price Associates, Inc.                4,969,440
                                                             ------------
                                                             $  6,692,711
                                                             ------------
                  Investment Banking & Brokerage - 0.6%
      43,100      A.G. Edwards, Inc.                         $  1,466,693
                                                             ------------
                  Total Diversified Financials               $  8,159,404
                                                             ------------
                  Insurance - 4.4%
                  Property & Casualty Insurance - 4.4%
      51,600      Chubb Corp.                                $  3,518,088
      86,800      Safeco Corp.                                  3,819,200
      68,900      St. Paul Travelers Companies, Inc.            2,793,206
                                                             ------------
                                                             $ 10,130,494
                                                             ------------
                  Total Insurance                            $ 10,130,494
                                                             ------------
                  Real Estate - 1.1%
                  Real Estate Investment Trusts - 1.1%
      51,600      Simon DeBartolo Group, Inc.                $  2,653,272
                                                             ------------
                  Total Real Estate                          $  2,653,272
                                                             ------------
                  Software & Services - 0.8%
                  Application Software - 0.4%
      31,000      Microsoft Corp.                            $    885,360
                                                             ------------
                  Data Processing & Outsourced Services - 0.4%
      25,000      Automatic Data Processing, Inc.            $  1,047,000
                                                             ------------
                  Total Software & Services                  $  1,932,360
                                                             ------------
                  Technology Hardware & Equipment - 1.6%
                  Computer Hardware - 1.6%
      44,300      Diebold, Inc.                              $  2,342,141
      40,000      Hewlett-Packard Co.                             844,000
       6,200      IBM Corp.*                                      546,530
                                                             ------------
                                                             $  3,732,671
                                                             ------------
                  Total Technology Hardware &
                  Equipment                                  $  3,732,671
                                                             ------------
                  Telecommunication Services - 6.6%
                  Integrated Telecommunication Services - 6.6%
      41,800      Alltel Corp.                               $  2,115,916
     170,000      AT&T Corp.                                    2,487,100
      98,500      BellSouth Corp.                               2,582,670
     169,800      SBC Communications, Inc.                      4,117,650
     110,000      Verizon Communications, Inc.                  3,980,900
                                                             ------------
                                                             $ 15,284,236
                                                             ------------
                  Total Telecommunication Services           $ 15,284,236
                                                             ------------

The accompanying notes are an integral part of these financial statements.   63

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
              Utilities - 15.6%
              Electric Utilities - 10.1%
  60,000      Ameren Corp.                                  $  2,577,600
  55,800      American Electric Power Co., Inc.                1,785,600
  56,300      Consolidated Edison, Inc.                        2,238,488
 153,500      Constellation Energy Group                       5,817,650
  33,000      FPL Group, Inc.                                  2,110,350
  94,900      Great Plains Energy, Inc.                        2,818,530
  64,000      NSTAR                                            3,064,320
  98,700      Southern Co.                                     2,877,105
                                                            ------------
                                                            $ 23,289,643
                                                            ------------
              Gas Utilities - 4.3%
 111,700      KeySpan Energy Corp. (a)                      $  4,099,390
 110,300      Questar Corp.                                    4,261,992
  61,100      Vectren Corp.                                    1,532,999
                                                            ------------
                                                            $  9,894,381
                                                            ------------
              Multi-Utilities & Unregulated Power - 0.6%
  24,000      Equitable Resources, Inc.                     $  1,241,040
                                                            ------------
              Water Utilities - 0.6%
  71,000      Aqua America, Inc.                            $  1,423,550
                                                            ------------
              Total Utilities                               $ 35,848,614
                                                            ------------
              TOTAL COMMON STOCKS
              (Cost $178,138,936)                           $219,517,830
                                                            ------------

  Principal
     Amount                                                        Value
                TEMPORARY CASH INVESTMENTS - 4.5%
                Repurchase Agreement - 2.9%
$ 6,700,000     UBS Warburg, Inc., 1.25%, dated 6/30/04,
                repurchase price of $6,700,000 plus
                accrued interest on 7/1/04
                collateralized by $6,540,000 U.S.
                Treasury Bill, 2.125%, 10/31/04             $  6,700,000
                                                            ------------
     Shares
                Security Lending Collateral - 1.6%
  3,514,541     Securities Lending Investment
                Fund, 1.29%                                 $  3,514,541
                                                            ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $10,214,541)                          $ 10,214,541
                                                            ------------
                TOTAL INVESTMENT IN
                SECURITIES - 101.4%
                (Cost $191,244,800)(a)                      $233,140,932
                                                            ------------
                OTHER ASSETS AND
                LIABILITIES - (1.4)%                        $ (3,183,134)
                                                            ------------
                TOTAL NET ASSETS - 100.0%                   $229,957,798
                                                            ============

*     Non-income producing security.
(a)   At June 30, 2004, the following securities were out on loan:

      Shares     Description             Market Value
      40,000     Cedar Fair, L.P.         $1,235,200
      60,393     KeySpan Energy Corp.      2,190,454
                                          ----------
                 Total                    $3,425,654
                                          ==========

64   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  COMMON STOCKS - 63.8%
                  Energy - 5.5%
                  Integrated Oil & Gas - 0.3%
       3,900      Exxon Mobil Corp.                            $   173,199
                                                               -----------
                  Oil & Gas Drilling - 4.2%
       8,700      Encana Corp.                                 $   375,492
      35,200      ENSCO International, Inc.                      1,024,320
      22,000      Varco International, Inc.*                       481,580
                                                               -----------
                                                               $ 1,881,392
                                                               -----------
                  Oil & Gas Exploration &
                  Production - 0.9%
      11,400      Pioneer Natural Resources Co.                $   399,912
                                                               -----------
                  Total Energy                                 $ 2,454,503
                                                               -----------
                  Materials - 2.4%
                  Precious Metals & Minerals - 2.4%
      27,000      Newmont Mining Corp.                         $ 1,046,520
                                                               -----------
                  Total Materials                              $ 1,046,520
                                                               -----------
                  Capital Goods - 3.7%
                  Aerospace & Defense - 3.1%
      26,000      Northrop Grumman Corp.                       $ 1,396,200
                                                               -----------
                  Electrical Component & Equipment - 0.5%
       8,500      Molex, Inc.                                  $   231,880
                                                               -----------
                  Total Capital Goods                          $ 1,628,080
                                                               -----------
                  Commercial Services & Supplies - 0.5%
                  Diversified Commercial Services - 0.5%
       5,100      Cintas Corp.                                 $   243,117
                                                               -----------
                  Total Commercial Services &
                  Supplies                                     $   243,117
                                                               -----------
                  Transportation - 2.2%
                  Trucking - 2.2%
      12,900      United Parcel Service                        $   969,693
                                                               -----------
                  Total Transportation                         $   969,693
                                                               -----------

      Shares                                                         Value
                  Media - 2.9%
                  Broadcasting & Cable TV - 1.1%
       5,800      Clear Channel Communications, Inc.           $   214,310
      10,200      Comcast Corp. (Special)*                         281,622
                                                               -----------
                                                               $   495,932
                                                               -----------
                  Movies & Entertainment - 1.8%
      21,840      Viacom, Inc. (Class B)                       $   780,125
                                                               -----------
                  Total Media                                  $ 1,276,057
                                                               -----------
                  Retailing - 3.1%
                  Apparel Retail - 0.5%
       6,400      Liz Claiborne, Inc.                          $   230,272
                                                               -----------
                  General Merchandise Stores - 2.6%
      37,800      Family Dollar Stores, Inc.                   $ 1,149,876
                                                               -----------
                  Total Retailing                              $ 1,380,148
                                                               -----------
                  Drug Retail - 0.8%      6.7%
                  Food Distributors
       8,200      CVS Corp.                                    $   344,564
                                                               -----------
                  Food Distributors - 1.9%
      12,300      Cardinal Health, Inc.                        $   861,615
                                                               -----------
                  Food Retail - 2.9%
      20,600      Wm. Wrigley Jr. Co.                          $ 1,298,830
                                                               -----------
                  Hypermarkets & Supercenters - 1.1%
       8,900      Wal-Mart Stores, Inc.                        $   469,564
                                                               -----------
                  Total Food & Drug Retailing                  $ 2,974,573
                                                               -----------
                  Food Beverage & Tobacco - 6.3%
                  Distillers & Vintners - 2.7%
      22,400      Anheuser-Busch Companies, Inc.               $ 1,209,600
                                                               -----------
                  Soft Drinks - 3.6%
      12,600      The Coca-Cola Co.                            $   636,048
      17,900      PepsiCo, Inc.                                    964,452
                                                               -----------
                                                               $ 1,600,500
                                                               -----------
                  Total Food Beverage & Tobacco                $ 2,810,100
                                                               -----------

The accompanying notes are an integral part of these financial statements.   65

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                          Value
                  Household & Personal Products - 4.1%
                  Household Products - 1.0%
       9,300      Estee Lauder Co.                              $   453,654
                                                                -----------
                  Personal Products - 3.1%
      32,400      Gillette Co.                                  $ 1,373,760
                                                                -----------
                  Total Household & Personal
                  Products                                      $ 1,827,414
                                                                -----------
                  Health Care Equipment & Services - 3.5%
                  Health Care Distributors - 1.4%
      17,800      Wyeth, Inc.                                   $   643,648
                                                                -----------
                  Health Care Equipment - 2.1%
      17,300      Biomet, Inc.                                  $   768,812
       2,900      Guidant Corp.                                     162,052
                                                                -----------
                                                                $   930,864
                                                                -----------
                  Total Health Care Equipment &
                  Services                                      $ 1,574,512
                                                                -----------
                  Pharmaceuticals & Biotechnology - 5.0%
                  Biotechnology - 0.5%
       4,316      Amgen, Inc.*                                  $   235,524
                                                                -----------
                  Pharmaceuticals - 4.4%
       4,000      Eli Lilly & Co.                               $   279,640
       6,500      Merck & Co., Inc.                                 308,750
      40,788      Pfizer, Inc.                                    1,398,213
                                                                -----------
                                                                $ 1,986,603
                                                                -----------
                  Total Pharmaceuticals &
                  Biotechnology                                 $ 2,222,127
                                                                -----------
                  Diversified Financials - 2.4%
                  Asset Management & Custody Banks - 1.0%
      14,100      The Bank of New York Co., Inc.                $   415,668
                                                                -----------
                  Consumer Finance - 1.4%
      12,300      American Express Co.                          $   631,974
                                                                -----------
                  Total Diversified Financials                  $ 1,047,642
                                                                -----------

      Shares                                                          Value
                  Insurance - 5.2%
                  Property & Casualty Insurance - 5.2%
         515      Berkshire Hathaway, Inc. (Class B)*           $ 1,521,825
       9,000      Progressive Corp.*                                767,700
                                                                -----------
                                                                $ 2,289,525
                                                                -----------
                  Total Insurance                               $ 2,289,525
                                                                -----------
                  Software & Services - 8.4%
                  Application Software - 5.1%
      50,100      Microsoft Corp.                               $ 1,430,856
      19,200      Symantec Corp.*                                   840,576
                                                                -----------
                                                                $ 2,271,432
                                                                -----------
                  Data Processing & Outsourced Services - 3.3%
      32,700      First Data Corp.                              $ 1,455,804
                                                                -----------
                  Total Software & Services                     $ 3,727,236
                                                                -----------
                  Technology Hardware & Equipment - 1.5%
                  Computer Hardware - 1.5%
      32,022      Hewlett-Packard Co.                           $   675,664
                                                                -----------
                  Total Technology Hardware &
                  Equipment                                     $   675,664
                                                                -----------
                  Semiconductors - 0.4%
       5,800      Intel Corp.                                   $   160,080
                                                                -----------
                  Total Semiconductors                          $   160,080
                                                                -----------
                  TOTAL COMMON STOCKS
                  (Cost $24,340,428)                            $28,306,991
                                                                ===========

66   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

 Principal     S&P/Moody's
    Amount     Ratings                                                                            Value
                              ASSET BACKED SECURITIES - 0.4%
                              Diversified Financials - 0.2%
                              Diversified Financial Services - 0.2%
 $  89,819     BBB-/Baa2      PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)      $    88,571
                                                                                            -----------
                                                                                            $    88,571
                                                                                            -----------
                              Real Estate - 0.2%
                              Real Estate Investment Trusts - 0.2%
   100,000     BBB-/Baa3      Global Signal Trust, 5.395%, 1/15/34 (144A)                   $    96,087
                                                                                            -----------
                              Total Real Estate                                             $    96,087
                                                                                            -----------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $189,819)                                               $   184,658
                                                                                            -----------
                              CORPORATE BONDS - 12.7%
                              Energy - 0.3%
                              Integrated Oil & Gas - 0.1%
    30,000     BBB+/Baa1      Occidental Petroleum, 7.65%, 2/15/06                          $    32,169
    40,000     BBB+/Baa1      Occidental Petroleum, 6.75%, 1/15/12                               44,054
                                                                                            -----------
                                                                                            $    76,223
                                                                                            -----------
                              Oil & Gas Refining Marketing & Transportation - 0.1%
    65,000     BBB/Ba1        Magellan Midstream Partners, L.P., 6.45%, 6/1/14              $    65,292
                                                                                            -----------
                              Total Energy                                                  $   141,515
                                                                                            -----------
                              Materials - 1.3%
                              Commodity Chemicals - 0.2%
   100,000     BB+/Ba2        Nova Chemicals, Ltd., 6.5%, 1/15/12                           $    98,500
                                                                                            -----------
                              Diversified Metals & Mining - 0.3%
   125,000     BBB-/Baa3      Inco, Ltd., 7.2%, 9/15/32                                     $   131,707
                                                                                            -----------
                              Metal & Glass Containers - 0.1%
    40,000     BBB/Baa2       Tenneco Packaging, 8.125%, 6/15/17                            $    47,508
                                                                                            -----------
                              Paper Products - 0.2%
   100,000     BB/Ba2         Abitibi-Consolidated, Inc., 6.95%, 4/1/08                     $   101,300
                                                                                            -----------
                              Specialty Chemicals - 0.3%
   100,000     BBB-/Baa3      Ferro Corp., 9.125%, 1/1/09                                   $   114,836
                                                                                            -----------
                              Steel - 0.2%
    75,000     BB/Ba3         International Steel Group, 6.5%, 4/15/14 (144A)               $    70,313
                                                                                            -----------
                              Total Materials                                               $   564,164
                                                                                            -----------
                              Capital Goods - 0.8%
                              Aerospace & Defense - 0.1%
    25,000     B/B3           K&F Industries, 9.625%, 12/15/10                              $    27,406
                                                                                            -----------
                              Electrical Components & Equipment - 0.2%
    75,000     BBB-/Ba1       Thomas & Betts Corp., 7.25%, 6/1/13                           $    79,441
                                                                                            -----------
                              Industrial Conglomerates - 0.2%
    55,000     AAA/Aaa        General Electric Capital Corp., 6.125%, 2/22/11               $    58,902
    30,000     AAA/Aaa        General Electric Capital Corp., 6.75%, 3/15/32                     32,250
                                                                                            -----------
                                                                                            $    91,152
                                                                                            -----------

The accompanying notes are an integral part of these financial statements.   67

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Principal     S&P/Moody's
     Amount     Ratings                                                               Value
                                Industrial Machinery - 0.3%
 $  150,000     BBB-/Ba1        Timken Co., 5.75%, 2/15/10                      $   150,314
                                                                                -----------
                                Total Capital Goods                             $   348,313
                                                                                -----------
                                Automobiles & Components - 0.8%
                                Automobile Manufacturers - 0.8%
    200,000     BBB/Baa1        General Motors, 7.2%, 1/15/11                   $   209,559
     50,000     BBB-/A3         Ford Motor Credit Co., 9.14%, 12/30/14               51,464
    100,000     BB+/Ba1         Hyundai Motor Co., Ltd., 5.3%, 12/19/08              98,409
                                                                                -----------
                                                                                $   359,432
                                                                                -----------
                                Total Automobiles & Components                  $   359,432
                                                                                -----------
                                Hotels, Restaurants & Leisure - 0.5%
                                Casinos & Gaming - 0.0%
     25,000     B+/B1           Turning Stone, 9.125%, 12/15/10 (144A)          $    26,125
                                                                                -----------
                                Hotels, Resorts & Cruise Lines - 0.5%
    200,000     BBB-/Ba1        Hilton Hotels, 7.625%, 12/1/12                  $   215,000
                                                                                -----------
                                Total Hotels, Restaurants & Leisure             $   241,125
                                                                                -----------
                                Media - 2.2%
                                Broadcasting & Cable TV - 1.5%
    250,000     BBB/Baa3        Comcast Cable Corp., 7.125%, 6/15/13            $   273,265
    240,000     BBB/Baa2        Cox Communications, 7.125%, 10/1/12                 263,028
    160,000     BB-/Ba3         Echostar DBS Corp., 6.375%, 10/1/11 (144A)          157,600
                                                                                -----------
                                                                                $   693,893
                                                                                -----------
                                Movies & Entertainment - 0.2%
    100,000     BBB+/Baa1       AOL Time Warner, Inc., 6.875%, 5/1/12           $   108,059
                                                                                -----------
                                Publishing - 0.4%
    170,000     BBB-/Baa3       News America Inc., 7.3%, 4/30/28                $   184,346
                                                                                -----------
                                Total Media                                     $   986,298
                                                                                -----------
                                Retailing - 0.2%
                                Specialty Stores - 0.2%
    100,000     BB/Ba2          Toys "R" Us, 7.875%, 4/15/13                    $   100,375
                                                                                -----------
                                Total Retailing                                 $   100,375
                                                                                -----------
                                Food, Beverage & Tobacco - 0.3%
                                Tobacco - 0.3%
    150,000     BBB/Baa2        Altria Group, Inc., 7.0%, 11/4/13               $   152,748
                                                                                -----------
                                Total Food, Beverage & Tobacco                  $   152,748
                                                                                -----------
                                Health Care Equipment & Services - 0.7%
                                Health Care Facilities - 0.5%
    200,000     BBB-/Ba1        HCA, Inc., 6.3%, 10/1/12                        $   200,103
                                                                                -----------
                                Health Care Supplies - 0.2%
    100,000     BBB-/Ba1        Bausch & Lomb, 7.125%, 8/1/28                   $   100,118
                                                                                -----------
                                Total Health Care Equipment & Services          $   300,221
                                                                                -----------

68   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     S&P/Moody's
    Amount     Ratings                                                                  Value
                               Pharmaceuticals & Biotechnology - 0.1%
                               Pharmaceuticals - 0.0%
 $  40,000     AAA/Aaa         Pharmacia Corp., 6.6%, 12/1/28                     $    43,322
                                                                                  -----------
                               Total Pharmaceuticals & Biotechnology              $    43,322
                                                                                  -----------
                               Banks - 0.5%
                               Diversified Banks - 0.3%
    50,000     NR/Aaa          KFW-Kredit Wiederaufbau, 2.75%, 5/8/07             $    48,936
    75,000     AA-/Aa2         National Westminster, 7.375%, 10/1/09                   84,955
                                                                                  -----------
                                                                                  $   133,891
                                                                                  -----------
                               Thrifts & Mortgage Finance - 0.2%
   100,000     BBB-/Baa3       Sovereign Bank, 5.125%, 3/15/13                    $    95,060
                                                                                  -----------
                               Total Banks                                        $   228,951
                                                                                  -----------
                               Diversified Financials - 0.9%
                               Investment Banking & Brokerage - 0.1%
    75,000     B+/B1           E*Trade Financial Corp., 8.0%, 6/15/11 (144A)      $    74,625
                                                                                  -----------
                               Diversified Financial Services - 0.4%
   100,000     A-/Baa3         Brascan Corp., 5.75%, 3/1/10                       $   102,848
   100,000     BBB/Baa3        Glencore Funding LLC, 6.0%, 4/15/14 (144A)              92,754
                                                                                  -----------
                                                                                  $   195,602
                                                                                  -----------
                               Specialized Finance - 0.2%
   100,000     B/B2            MDP Acquistions, 9.625%, 10/1/12                   $   109,500
                                                                                  -----------
                               Total Diversified Financials                       $   379,727
                                                                                  -----------
                               Insurance - 1.3%
                               Life & Health Insurance - 0.2%
   100,000     BB+/Ba1         Provident Companies, Inc., 7.0%, 7/15/18           $    95,231
                                                                                  -----------
                               Multi - Line Insurance - 0.1%
    50,000     A/Baa1          Loew Corp., 5.25%, 3/15/16                         $    46,598
                                                                                  -----------
                               Property & Casualty Insurance - 0.8%
   150,000     BBB+/Baa2       Berkley (WR), 5.875%, 2/15/13                      $   153,089
    85,000     BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                    83,538
   100,000     BBB-/Baa3       Arch Capital Group, Ltd., 7.35%, 5/1/34                100,662
                                                                                  -----------
                                                                                  $   337,289
                                                                                  -----------
                               Reinsurance - 0.2%
   100,000     BBB-/Baa3       Odyssey Re Holdings, 7.65%, 11/1/13                $   107,497
                                                                                  -----------
                               Total Insurance                                    $   586,615
                                                                                  -----------
                               Real Estate - 0.6%
                               Real Estate Investment Trusts - 0.5%
   150,000     BBB-/Baa3       Hospitality Properties Trust, 6.75%, 2/15/13       $   155,727
   100,000     BBB-/Baa3       Colonial Reality LP, 6.15%, 4/15/13                    101,603
                                                                                  -----------
                                                                                  $   257,330
                                                                                  -----------
                               Total Real Estate                                  $   257,330
                                                                                  -----------
                               Technology Hardware & Equipment - 1.3%
                               Computer Hardware - 0.8%
   250,000     BBB-/Baa3       NCR Corp., 7.125%, 6/15/09                         $   273,454
   100,000     BB+/Ba1         UNISYS Corp., 6.875%, 3/15/10                          103,000
                                                                                  -----------
                                                                                  $   376,454
                                                                                  -----------

The accompanying notes are an integral part of these financial statements.   69

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

 Principal     S&P/Moody's
    Amount     Ratings                                                                           Value
                               Electronic Manufacturing Services - 0.2%
 $   75,000    bb+/Baa3        Jabil Circuit, Inc., 5.875%, 7/15/10                        $    77,475
                                                                                           -----------
                               Technology Distributors - 0.2%
    100,000    BBB-/Baa3       Arrow Electronic Inc., 6.875%, 7/1/13                       $   104,456
                                                                                           -----------
                               Total Technology Hardware & Equipment                       $   558,385
                                                                                           -----------
                               Telecommunication Services - 0.4%
                               Integrated Telecommunication Services - 0.4%
    100,000    BBB+/Baa3       Intelsat, Ltd. 6.5%, 11/1/13                                $    88,343
    100,000    BBB+/Baa2       Telecom Italia S.p.A., 5.25%, 11/15/13 (144A)                    96,785
                                                                                           -----------
                                                                                           $   185,128
                                                                                           -----------
                               Total Telecommunication Services                            $   185,128
                                                                                           -----------
                               Utilities - 0.5%
                               Electric Utilities - 0.2%
     95,000    BBB-/Baa3       FLP Energy American Wind Llc, 6.639%, 6/20/23 (144A)        $    96,999
                                                                                           -----------
                               Multi-Utilities & Unregulated Power - 0.3%
    100,000    B/B1            Reliant Energy Inc., 9.5%, 7/15/13                          $   107,750
                                                                                           -----------
                               Total Utilities                                             $   204,749
                                                                                           -----------
                               TOTAL CORPORATE BONDS
                               (Cost $5,493,563)                                           $ 5,638,398
                                                                                           -----------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.2%
                               Government - 21.2%
    396,360    AAA/Aaa         Federal Home Loan Mortgage Corp., 5.0%, 4/1/34              $   383,027
    475,466    AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                  474,100
    216,149    AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 9/1/17                  221,401
    173,487    AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                 177,830
    123,088    AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0% , 1/1/32                 126,103
    273,687    AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0% , 11/1/33                279,878
     50,005    AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0% , 6/1/34                  51,135
  1,329,244    AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                1,360,078
     45,587    AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                   48,248
     30,235    AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                  31,537
     91,645    AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                  95,957
     63,104    AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32             65,753
    150,000    AAA/Aaa         Federal National Mortgage Association, 5.0%, 6/1/34             145,071
    237,310    AAA/Aaa         Federal National Mortgage Association, 5.5%, 11/1/33            236,860
    221,223    AAA/Aaa         Federal National Mortgage Association, 5.5%, 2/1/17             227,041
    137,933    AAA/Aaa         Federal National Mortgage Association, 5.5%, 3/1/34             137,452
    249,122    AAA/Aaa         Federal National Mortgage Association, 5.5%, 4/1/34             248,253
    144,591    AAA/Aaa         Federal National Mortgage Association, 6.%, 12/1/33             147,784
    110,000    AAA/Aaa         Federal National Mortgage Association, 6.125%, 3/15/12          118,615
     20,007    AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32             20,847
     83,029    AAA/Aaa         Federal National Mortgage Association, 6.5%, 4/1/29              87,034
    180,906    AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32             188,502
    120,726    AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32             125,900
     25,302    AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/13              26,784
     74,676    AAA/Aaa         Federal National Mortgage Association, 6.5%, 9/1/32              78,006
     82,862    AAA/Aaa         Federal National Mortgage Association, 6.5%, 12/1/21             86,794
     24,907    AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/14              26,343
     10,000    AAA/Aaa         Federal National Mortgage Association, 7.125%, 6/15/10           11,353

70   The accompanying notes are an integral part of these financial statements.

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal     S&P/Moody's
    Amount     Ratings                                                                                Value
                               (U.S. Government and Agency Obligations Cont.)
 $  40,082     AAA/Aaa         Federal National Mortgage Association, 9.0%, 4/1/33             $    44,559
   300,000     AAA/Aaa         Freddie Mac, 3.25%, 2/25/08                                         293,859
   150,000     AAA/Aaa         Freddie Mac, 5.75%, 1/15/12                                         158,248
   545,023     AAA/Aaa         Government National Mortgage Association, 6.0%, 9/15/33             559,458
   195,356     AAA/Aaa         Government National Mortgage Association II, 5.5%, 2/20/34          195,193
    34,489     AAA/Aaa         Government National Mortgage Association II, 7.5%, 9/20/29           37,185
    66,055     AAA/Aaa         Government National Mortgage Association, 5.5%, 9/15/33              66,197
   311,211     AAA/Aaa         Government National Mortgage Association, 5.5%, 6/15/33             311,511
   242,819     AAA/Aaa         Government National Mortgage Association, 5.5%, 7/15/33             243,053
   167,714     AAA/Aaa         Government National Mortgage Association, 5.5%, 8/15/33             167,875
   169,178     AAA/Aaa         Government National Mortgage Association, 6.0%, 9/15/32             173,715
   347,177     AAA/Aaa         Government National Mortgage Association, 6.0%, 10/20/33            357,148
   166,809     AAA/Aaa         Government National Mortgage Association, 6.5%, 5/15/33             174,599
    68,834     AAA/Aaa         Government National Mortgage Association, 6.5%, 10/15/28             72,111
   470,000     AAA/Aaa         U.S. Treasury Notes, 4.0%, 11/15/12                                 455,037
   500,000     AAA/Aaa         U.S. Treasury Notes, 5.625%, 5/15/08                                538,203
   300,000     AAA/Aaa         U.S. Treasury Notes, 4.75%, 11/15/08                                313,314
                                                                                               -----------
                                                                                               $ 9,388,951
                                                                                               -----------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $9,433,069)                                               $ 9,388,951
                                                                                               -----------
                               TOTAL INVESTMENT IN SECURITIES - 98.1%
                               (Cost $39,456,879)                                              $43,518,998
                                                                                               -----------
                               OTHER NET ASSETS - 1.9%                                         $   835,231
                                                                                               -----------
                               TOTAL NET ASSETS - 100.0%                                       $44,354,229
                                                                                               ===========

N/R    Not rated by either S&P or Moddy's

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $799,859 or 1.8% of total net assets. The accompanying notes are an integral part of these financial statements.


The accompanying notes are an integral part of these financial statements.   71

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                S&P/Moody's
     Shares     Ratings                                                                       Value
                               CONVERTIBLE PREFERRED STOCKS - 2.8%
                               Materials - 2.8%
                               Construction Materials - 0.0%
      1,750     B-/B3          TXI Capital Trust I, 5.5%, 6/30/28                       $    80,325
                                                                                        -----------
                               Diversified Metals & Mining - 2.8%
      3,000     CCC/NR         Freeport-McCorp., 5.5% (144A)                            $ 2,688,750
                                                                                        -----------
                               Total Materials
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $3,077,338)                                        $ 2,769,075
                                                                                        -----------
   Principal
      Amount

                               CONVERTIBLE CORPORATE BONDS - 35.4%
                               Materials - 5.4%
                               Commodity Chemicals - 0.3%
 $  200,000     BB-/B1         Millenium Chemicals, Inc., 4.0%, 11/15/23 (144A)         $   311,000
                                                                                        -----------
                               Diversified Metals & Mining - 1.6%
    500,000     B+/B1          Massey Energy Co., 4.75% 5/15/23                         $   850,625
    500,000     B-/NR          Freeport McMoran Copper & Gold, Inc., 7.0%, 2/11/11          697,500
                                                                                        -----------
                                                                                        $ 1,548,125
                                                                                        -----------
                               Gold - 1.1%
  1,000,000     NR/NR          Coeur D'Alene Mines Corp. 1.25%, 1/15/24                 $   827,500
    250,000     BBB+/Baa2      Placer Dome, Inc., 2.75%, 10/15/23 (144A)                    282,500
                                                                                        -----------
                                                                                        $ 1,110,000
                                                                                        -----------
                               Specialty Chemicals - 0.5%
  1,000,000     BBB/Baa3       RPM International, Inc., 1.389%, 5/13/33                 $   521,250
                                                                                        -----------
                               Steel - 1.9%
  2,000,000     B-/NR          Graftech International, 1.625%, 1/15/24 (144A) (a)       $ 1,800,000
                                                                                        -----------
                               Total Materials                                          $ 5,290,375
                                                                                        -----------
                               Capital Goods - 5.1%
                               Aerospace & Defense - 2.2%
    400,000     NR/NR          EDO Corp., 5.25%, 4/15/07                                $   418,500
  1,725,000     B/B2           Alliant Technology Systems, 2.75%, 2/15/24 (144A)          1,785,375
                                                                                        -----------
                                                                                        $ 2,203,875
                                                                                        -----------
                               Constuction & Engineering - 1.3%
    875,000     NR/NR          Quanta Services, Inc., 4.0%, 7/1/07                      $   796,250
    500,000     B/NR           Quanta Services, 4.5%, 10/1/23                               493,125
                                                                                        -----------
                                                                                        $ 1,289,375
                                                                                        -----------
                               Electrical Component & Equipment - 1.2%
  2,595,000     NR/B1          Roper Industries, Inc., 1.4813%, 1/15/34 (a)             $ 1,164,506
                                                                                        -----------
                               Industrial Machinery - 0.4%
    300,000     BB-/Ba3        Kaydon Corp., 4.0%, 5/23/23 (144A)                       $   361,125
                                                                                        -----------
                               Total Capital Goods                                      $ 5,018,881
                                                                                        -----------
                               Media - 1.4%
                               Advertising - 1.4%
  1,000,000     BB+/Baa3       Interpublic Group Companies, 4.5%, 3/15/23               $ 1,360,000
                                                                                        -----------
                               Total Media                                              $ 1,360,000
                                                                                        -----------

72   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal    S&P/Moody's
     Amount    Ratings                                                                        Value
                              Retailing - 0.5%
                              Specialty Stores - 0.5%
 $  500,000    B+/B3          Sonic Automotive, Inc., 5.25%, 5/7/09 (a)                $   484,375
                                                                                       -----------
                              Total Retailing                                          $   484,375
                                                                                       -----------
                              Health Care Equipment & Services - 2.1%
                              Health Care Equipment - 0.6%
    300,000    NR/NR          Wilson Greatbatch Technology, 2.25%, 6/15/13             $   284,625
    375,000    NR/NR          Epix Medical, 3.0%, 6/15/24 (144A)                           358,125
                                                                                       -----------
                                                                                       $   642,750
                                                                                       -----------
                              Health Care Facilities - 1.5%
  1,400,000    B-/B3          Community Health Systems, 4.25%, 10/15/08                $ 1,457,750
                                                                                       -----------
                              Total Health Care Equipment & Services                   $ 2,100,500
                                                                                       -----------
                              Pharmaceuticals & Biotechnology - 6.8%
                              Biotechnology - 1.9%
    800,000    CCC/NR         Human Genome Sciences, 3.75%, 3/15/07                    $   750,000
    850,000    NR/NR          CV Therapeutics, 4.75%, 3/7/07                               860,625
    300,000    NR/NR          Cubist Pharmaceuticals, 5.5%, 11/1/08                        279,750
                                                                                       -----------
                                                                                       $ 1,890,375
                                                                                       -----------
                              Pharmaceuticals - 4.9%
    400,000    NR/NR          Vertex Pharmaceuticals, Inc., 5.75%, 2/15/11 (144A)      $   402,000
  2,000,000    NR/NR          Ivax Corp., 4.5%, 5/15/08                                  1,980,000
  2,500,000    BB-/B1         Valeant Pharmaceuticals, 3.0%, 8/16/10 (144A)              2,381,250
                                                                                       -----------
                                                                                       $ 4,763,250
                                                                                       -----------
                              Total Pharmaceuticals & Biotechnology                    $ 6,653,625
                                                                                       -----------
                              Real Estate - 0.7%
                              Real Estate Management & Development - 0.7%
    500,000    B+/Ba3         LNR Property Corp., 5.5%, 3/1/23                         $   698,750
                                                                                       -----------
                              Total Real Estate                                        $   698,750
                                                                                       -----------
                              Software & Services - 1.1%
                              Application Software - 0.8%
    200,000    NR/NR          Mentor Graphics, 6.875%, 6/15/07                         $   211,500
    500,000    NR/NR          Serena Software, 1.5%, 12/15/23 (144A)                       537,500
                                                                                       -----------
                                                                                       $   749,000
                                                                                       -----------
                              IT Consulting & Other Services - 0.3%
    400,000    NR/NR          Safeguard Scientifics, 2.625%, 3/15/24 (144A)            $   296,500
                                                                                       -----------
                              Total Software & Services                                $ 1,045,500
                                                                                       -----------
                              Technology Hardware & Equipment - 6.0%
                              Communications Equipment - 3.0%
  1,500,000    B-/NR          Adaptec, Inc., 0.75%, 12/22/23                           $ 1,481,250
  1,020,000    BB+/Ba2        Corning, Inc., 3.5%, 11/1/08                               1,435,650
                                                                                       -----------
                                                                                       $ 2,916,900
                                                                                       -----------
                              Computer Storage & Peripherals - 0.8%
    700,000    NR/B2          Maxtor Corp., 6.8%, 4/30/10                              $   738,500
                                                                                       -----------
                              Electronic Equipment & Instruments - 0.4%
    300,000    B+/NR          Flir Systems, Inc., 3.0%, 6/1/23 (a)                     $   427,125
                                                                                       -----------

The accompanying notes are an integral part of these financial statements.   73

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal     S&P/Moody's
      Amount     Ratings                                                                       Value
                                 Electronic Manufacturing Services - 1.4%
 $ 1,500,000     B+/Ba3          SCI Systems, Inc., 3.0%, 3/15/07                        $ 1,402,500
                                                                                         -----------
                                 Technology Distributors - 0.4%
     400,000     NR/NR           Bell Microproducts, Inc., 3.75%, 3/5/24 (144A)          $   397,500
                                                                                         -----------
                                 Total Technology Hardware & Equipment                   $ 5,882,525
                                                                                         -----------
                                 Semiconductors - 6.3%
                                 Semiconductor Equipment - 3.5%
     700,000     B-/NR           Advanced Energy Industries, Inc., 5.25%, 11/15/06       $   693,000
   1,700,000     B-/NR           FEI Co., 5.5%, 8/15/08                                    1,731,875
     700,000     NR/NR           Brooks Automation, Inc., 4.75%, 6/1/08                      682,500
     200,000     NR/NR           Axcelis Technologies, 4.25%, 1/15/07                        198,250
                                                                                         -----------
                                                                                         $ 3,305,625
                                                                                         -----------
                                 Semiconductors - 2.8%
   1,825,000     CCC+/NR         Conexant Systems, Inc., 4.0%, 2/1/07                    $ 1,747,438
   1,000,000     NR/NR           Triquint Semiconductor, 4.0%, 3/1/07 (a)                    957,500
                                                                                         -----------
                                                                                         $ 2,704,938
                                                                                         -----------
                                 Total Semiconductors                                    $ 6,010,563
                                                                                         -----------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $33,516,548)                                      $34,545,094
                                                                                         -----------
                                 CORPORATE BONDS - 57.7%
                                 Energy - 3.9%
                                 Oil & Gas Equipment And Services - 0.3%
     100,000     B+/B3           Transmontaigne, Inc., 9.125%, 6/1/10                    $   103,000
     200,000     BB-/Ba3         Grant Prideco Escrow, 9.0%, 12/15/09                        217,500
                                                                                         -----------
                                                                                         $   320,500
                                                                                         -----------
                                 Oil & Gas Refining Marketing & Transportation - 3.6%
   1,255,000     B/B3            Tesoro Petroleum Corp., 9.625%, 11/1/08                 $ 1,374,225
   1,900,000     B/B3            Tesoro Petroleum Corp., 9.625%, 4/1/12                    2,132,750
                                                                                         -----------
                                                                                         $ 3,506,975
                                                                                         -----------
                                 Total Energy                                            $ 3,827,475
                                                                                         -----------
                                 Materials - 13.9%
                                 Commodity Chemicals - 4.6%
   1,100,000     B+/B1           Arco Chemical Co., 9.8%, 2/1/20                         $ 1,078,000
   2,500,000     BB+/Ba2         Nova Chemicals Corp., 7.875%, 9/15/25                     2,375,000
   1,000,000     BB+/Ba2         Nova Chemicals Corp., 7.4%, 4/1/09                        1,045,000
                                                                                         -----------
                                                                                         $ 4,498,000
                                                                                         -----------
                                 Diversified Metals & Mining - 1.3%
   1,375,000     B-/B2           Freeport-McMoran Copper & Gold, 6.875%, 2/1/09 (a)      $ 1,258,125
                                                                                         -----------
                                 Metal & Glass Containers - 1.5%
   1,000,000     B+/B1           Crown Holdings, 9.5%, 3/1/11                            $ 1,090,000
     500,000     B/B3            Crown Cork and Seal Co., Inc., 7.375%, 12/15/26             415,000
                                                                                         -----------
                                                                                         $ 1,505,000
                                                                                         -----------
                                 Paper Products - 4.3%
     685,000     BB/Ba2          Bowater Canada Finance, 7.95%, 11/15/11                 $   707,589
   3,700,000     BB/Ba2          Bowater, Inc., 6.5%, 6/15/13                              3,480,849
                                                                                         -----------
                                                                                         $ 4,188,438
                                                                                         -----------

74   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal     S&P/Moody's
      Amount     Ratings                                                                 Value
                                 Specialty Chemicals - 2.2%
 $ 1,200,000     BB-/B1          Millenium America, Inc., 7.625%, 11/15/26         $ 1,026,000
   1,000,000     BB-/B1          Millennium America, Inc., 9.25%, 6/15/08            1,075,000
                                                                                   -----------
                                                                                   $ 2,101,000
                                                                                   -----------
                                 Total Materials                                   $13,550,563
                                                                                   -----------
                                 Capital Goods - 7.3%
                                 Aerospace & Defense - 5.1%
   1,000,000     BB-/Ba3         L-3 Communications Corp., 6.125%, 1/15/14         $   955,000
   2,500,000     B/B2            DRS Technologies, Inc., 6.875%, 11/1/13             2,437,500
   1,525,000     B+/B1           Esterline Technology, 7.75%, 6/15/13                1,570,750
                                                                                   -----------
                                                                                   $ 4,963,250
                                                                                   -----------
                                 Industrial Machinery - 2.2%
     800,000     B+/B1           Manitowoc Co., Inc., 7.125%, 11/1/13 (a)          $   800,000
     517,000     BBB+/Ba3        SPX Corp., 7.5%, 1/1/13                               529,925
     800,000     B/B3            JLG Industries, Inc., 8.375%, 6/15/12                 814,000
                                                                                   -----------
                                                                                   $ 2,143,925
                                                                                   -----------
                                 Total Capital Goods                               $ 7,107,175
                                                                                   -----------
                                 Transportation - 0.5%
                                 Air Freight & Couriers - 0.5%
     500,000     BB-/B1          Petroleum Helicopters, 9.375%, 5/1/09             $   525,000
                                                                                   -----------
                                 Total Transportation                              $   525,000
                                                                                   -----------
                                 Automobiles & Components - 0.4%
                                 Auto Parts & Equipment - 0.4%
     400,000     B/B2            Intermet Corp., 9.75%, 6/15/09                    $   360,000
                                                                                   -----------
                                 Total Automobiles & Components                    $   360,000
                                                                                   -----------
                                 Consumer Durables & Apparel - 1.4%
                                 Homebuilding - 1.4%
     400,000     BB/Ba2          Beazer Homes USA, 8.375%, 4/15/12                 $   422,000
   1,000,000     BB/Ba2          Beazer Homes USA, 6.5%, 11/15/13                      945,000
                                                                                   -----------
                                                                                   $ 1,367,000
                                                                                   -----------
                                 Total Consumer Durables & Apparel                 $ 1,367,000
                                                                                   -----------
                                 Media - 2.2%
                                 Advertising - 2.2%
   2,000,000     BB+/Baa3        Interpublic Group, Inc., 7.25%, 8/15/11           $ 2,139,558
                                                                                   -----------
                                 Total Media                                       $ 2,139,558
                                                                                   -----------
                                 Retailing - 1.0%
                                 Department Stores - 1.0%
   1,000,000     BB+/Ba3         J.C. Penney Co., Inc., 7.625%, 3/1/97             $ 1,025,000
                                                                                   -----------
                                 Total Retailing                                   $ 1,025,000
                                                                                   -----------
                                 Health Care Equipment & Services - 0.8%
                                 Health Care Facilities - 0.5%
     500,000     BBB-/Ba1        HCA, Inc., 6.25%, 2/15/13                         $   497,008
                                                                                   -----------
                                 Health Care Supplies - 0.3%
     350,000     B-/Caa1         Inverness Medical Innovation, 8.75%, 2/15/12      $   357,875
                                                                                   -----------
                                 Total Health Care Equipment & Services            $   854,883
                                                                                   -----------

The accompanying notes are an integral part of these financial statements.   75

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal     S&P/Moody's
      Amount     Ratings                                                                       Value
                                 Pharmaceuticals & Biotechnology - 1.4%
                                 Pharmaceuticals - 1.3%
 $ 1,375,000     B/NR            Valeant Pharmaceuticals, 7.0%, 12/15/11 (144A)          $ 1,340,625
                                                                                         -----------
                                 Total Pharmaceuticals & Biotechnology                   $ 1,340,625
                                                                                         -----------
                                 Real Estate - 11.9%
                                 Real Estate Management & Development - 6.4%
     510,000     B+/Ba3          LNR Property Corp., 5.5%, 3/1/23 (144A)                 $   712,725
     800,000     B+/Ba3          LNR Property Corp., 7.625%, 7/15/13                         796,000
   2,115,000     B+/Ba3          LNR Property Co., 7.25%, 10/15/13                         2,062,125
   2,635,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                   2,648,175
                                                                                         -----------
                                                                                         $ 6,219,025
                                                                                         -----------
                                 Real Estate Investment Trusts - 5.5%
     500,000     B+/B3           BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $   495,000
   2,300,000     B+/B1           Crescent Real Estate, 9.25%, 4/15/09                      2,403,500
   2,500,000     CCC+/B2         Meristar Hospitality Corp., 9.125%, 1/15/11               2,525,000
                                                                                         -----------
                                                                                         $ 5,423,500
                                                                                         -----------
                                 Total Real Estate                                       $11,642,525
                                                                                         -----------
                                 Technology Hardware & Equipment - 5.5%
                                 Communications Equipment - 0.6%
     700,000     BB+/Ba2         Corning, Inc., 6.2%, 3/15/16                            $   649,250
                                                                                         -----------
                                 Electronic Equipment & Instruments - 2.0%
   1,835,000     B/B2            General Cable Corp, 9.5%, 11/15/10                      $ 1,972,625
                                                                                         -----------
                                 Technology Distributors - 2.9%
   1,550,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 6/1/18                  $ 1,550,547
   1,200,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 7/1/13                    1,253,473
                                                                                         -----------
                                                                                         $ 2,804,020
                                                                                         -----------
                                 Total Technology Hardware & Equipment                   $ 5,425,895
                                                                                         -----------
                                 Utilities - 7.4%
                                 Electric Utilities - 7.5%
   1,000,000     B+/B3           CMS Energy Corp., 7.5%, 1/15/09                         $   995,000
   2,800,000     B+/B3           CMS Energy Corp., 7.75%, 8/1/10                           2,786,000
   2,000,000     CCC+/B3         Allegheny Energy Supply, 7.8%, 3/15/11                    1,955,000
   1,500,000     CCC+/B3         Allegheny Energy Supply, 8.25%, 4/15/12 (144A)            1,483,125
                                                                                         -----------
                                                                                         $ 7,219,125
                                                                                         -----------
                                 Total Utilities                                         $ 7,219,125
                                                                                         -----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $56,297,175)                                      $56,384,824
                                                                                         -----------

76   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal     S&P/Moody's
      Amount     Ratings                                                                Value
                                 TEMPORARY CASH INVESTMENT - 4.1%
                                 Security Lending Collateral - 4.1%
 $ 3,990,710                     Securities Lending Investment Fund, 1.29%       $  3,990,710
                                                                                 ------------
                                 TOTAL TEMPORARY CASH INVESTMENT
                                 (Cost $3,990,710)                               $  3,990,710
                                                                                 ------------
                                 TOTAL INVESTMENT IN SECURITIES - 101.7%
                                 (Cost $96,881,771)(a)                           $ 97,689,703
                                                                                 ------------
                                 OTHER ASSETS AND LIABILITIES - (1.7)%           $ (1,635,148)
                                                                                 ------------
                                 TOTAL NET ASSETS - 100%                         $ 96,054,555
                                                                                 ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $15,138,100 or 15.8% of net assets.
(a)    At June 30, 2004, the following securities were out on loan:


         Shares      Description                                        Market Value
         285,000     Flir Systems Inc., 3.0%, 6/1/23                     $  403,251
       1,306,250     Freeport-McMoran Copper & Gold, 6.875%, 2/1/09       1,225,358
         329,000     Graftech International, 1.625%, 1/15/24 (144A)         295,568
         760,000     Manitowoc Co. Inc., 7.125%, 11/1/13                    768,875
         404,000     Roper Industries Inc., 1.4813%, 1/15/34                184,681
         100,000     Sonic Automotive Inc., 5.25%, 5/7/09                    97,648
         950,000     Triquint Semiconductor, 4.0%, 3/1/07                   920,998
                                                                         ----------
                     Total                                               $3,896,379
                                                                         ==========

The accompanying notes are an integral part of these financial statements.   77

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

       Principal
          Amount   S&P/Moody's
         USD ($)   Ratings                                                                            Value
                                  CONVERTIBLE CORPORATE BONDS - 3.1%
                                  Pharmaceuticals & Biotechnology - 0.8%
                                  Biotechnology - 0.8%
          90,000   CCC/NR         Human Genome Sciences, 3.75%, 3/15/07                         $    84,375
         150,000   NR/NR          CV Therapeutics, 4.75%, 3/7/07                                    151,875
                                                                                                -----------
                                  Total Pharmaceuticals & Biotechnology                         $   236,250
                                                                                                -----------
                                  Technology Hardware & Equipment - 1.1%
                                  Communications Equipment - 0.6%
         200,000   B-/B3          Nortel Networks, 4.25%, 9/1/08                                $   191,500
                                                                                                -----------
                                  Electronic Manufacturing Services - 0.4%
         150,000   B+/Ba3         SCI Systems, Inc., 3.0%, 3/15/07                              $   140,250
                                                                                                -----------
                                  Total Technology Hardware & Equipment                         $   331,750
                                                                                                -----------
                                  Semiconductors - 1.2%
                                  Semiconductor Equipment - 0.8%
         170,000   NR/NR          Brooks Automation, Inc., 4.75%, 6/1/08                        $   165,750
         100,000   NR/NR          Axcelis Technologies, 4.25%, 1/15/07                               99,125
                                                                                                -----------
                                                                                                $   264,875
                                                                                                -----------
                                  Semiconductors - 0.4%
         130,000   CCC+/NR        Conexant Systems, Inc., 4.0%, 2/1/07                          $   124,475
                                                                                                -----------
                                  Total Semiconductors                                          $   389,350
                                                                                                -----------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $852,165)                                               $   957,350
                                                                                                -----------
                                  ASSET BACKED SECURITIES - 2.7%
                                  Diversified Financials - 1.3%
                                  Consumer Finance - 0.1%
DKK       98,058   AA+/Aa1        Realkredit Danmark, 7.0%, 10/1/32                             $    17,475
                                                                                                -----------
                                  Diversified Financial Services - 1.3%
         229,036   BBB-/Baa2      PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)      $   225,855
         172,022   BBB/Baa2       Power Receivables Finance, 6.29%, 1/1/12 (144A)                   175,165
                                                                                                -----------
                                                                                                $   401,020
                                                                                                -----------
                                  Total Diversified Financials                                  $   418,495
                                                                                                -----------
                                  Real Estate - 0.5%
                                  Real Estate Investment Trusts - 0.5%
        160,000    BBB-/Baa3      Global Signal Trust, 5.395%, 1/15/34 (144A)                   $   153,739
                                                                                                -----------
                                  Total Real Estate                                             $   153,739
                                                                                                -----------
                                  Utilities - 0.8%
                                  Electric Utilities - 0.8%
        247,500    BBB-/Baa3      Empresa Electric Guacolda, 8.625%, 4/30/13                    $   256,835
                                                                                                -----------
                                  Total Utilities                                               $   256,835
                                                                                                -----------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $855,330)                                               $   829,069
                                                                                                -----------

78   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Principal
           Amount      S&P/Moody's
          USD ($)      Ratings                                                                           Value
                                      CORPORATE BONDS - 55.7%
                                      Miscellaneous - 0.5%
          150,000      B/B3           Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                  $   151,500
                                                                                                   -----------
                                      Total Miscellaneous                                          $   151,500
                                                                                                   -----------
                                      Energy - 5.1%
                                      Oil & Gas Drilling - 0.6%
ITL   275,000,000      BBB-/Baa2      Petroleos Mexicanos, 7.375%, 8/13/07                         $   186,963
                                                                                                   -----------
                                      Oil & Gas Equipment And Services - 0.3%
           76,000      B+/B3          Transmontaigne Inc., 9.125%, 6/1/10                          $    78,280
                                                                                                   -----------
                                      Oil & Gas Exploration & Production - 3.3%
           80,000      B/B2           Compton Petroleum Corp., 9.9%, 5/15/09                       $    87,400
          200,000      B-/B3          Baytex Energy, Ltd., 9.625%, 7/15/10                             209,500
          200,000      BB/Ba3         Cie Generale De Geophysique SA, 10.625%, 11/15/07                213,000
           55,000      B/B2           Comstock Resources, Inc., 6.875%, 3/1/12                          52,250
           50,000      B/B2           Paramount Resources, Ltd., 8.875%, 7/15/2014                      49,875
          300,000      BB-/Ba2        Gaz Capital SA, 8.625%, 4/28/34 (144A)                           290,625
          100,000      B/B3           Paramount Resources, Ltd., 7.875%, 11/1/10                        95,500
                                                                                                   -----------
                                                                                                   $   998,150
                                                                                                   -----------
                                      Oil & Gas Refining Marketing & Transportation - 0.9%
           75,000      B/B3           Tesoro Petroleum Corp., 9.625%, 11/1/08                      $    82,125
          200,000      BBB/Ba1        Magellan Midstream Partners, L.P., 6.45%, 6/1/14                 200,898
                                                                                                   -----------
                                                                                                   $   283,023
                                                                                                   -----------
                                      Total Energy                                                 $ 1,546,416
                                                                                                   -----------
                                      Materials - 11.2%
                                      Commodity Chemicals - 1.0%
          100,000      B+/B1          Arco Chemical Co., 9.8%, 2/1/20                              $    98,000
          105,000      BBB-/Ba1       Methanex Corp., 7.75%, 8/15/05                                   109,463
           25,000      B+/B1          Lyondell Petrochemical Co., 9.875%, 5/1/07                        26,125
           75,000      BB+/Ba2        Nova Chemicals Corp., 7.4%, 4/1/09                                78,375
                                                                                                   -----------
                                                                                                   $   311,963
                                                                                                   -----------
                                      Construction Materials - 1.9%
NOK     2,700,000      NR/NR          Kvaerner A.S., 0.0%, 10/30/11                                $   245,373
NOK        60,000      NR/NR          Kvaerner A.S., 0.0%, 10/30/11                                     37,800
          300,000      B/B2           Ship Finance International, Ltd., 8.5%, 12/15/13 (144A)          289,500
                                                                                                   -----------
                                                                                                   $   572,673
                                                                                                   -----------
                                      Diversified Chemical - 0.5%
EUR       130,000      CCC+/Caa1      Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                  $   156,937
                                                                                                   -----------
                                      Diversified Metals & Mining - 2.0%
          140,000      B-/B2          Freeport-McMoran Copper & Gold, 10.125%, 2/1/10              $   154,700
          250,000      B-/B2          Freeport-McMoran Copper & Gold, 6.875%, 2/1/09                   228,750
          150,000      NR/Ba2         Vale Overseas, Ltd., 8.25%, 1/17/34                              130,500
          100,000      BBB/Ba1        Kennametal, Inc., 7.2%, 6/15/12                                  105,762
                                                                                                   -----------
                                                                                                   $   619,712
                                                                                                   -----------
                                      Forest Products - 0.2%
           75,000      B+/B1          Ainsworth Lumber, 6.75%, 3/15/14 (144A)                      $    70,312
                                                                                                   -----------

The accompanying notes are an integral part of these financial statements.   79

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

        Principal
           Amount   S&P/Moody's
          USD ($)   Ratings                                                                         Value
                                   Metal & Glass Containers - 1.1%
          130,000   B+/B2          Greif Brothers Corp., 8.875%, 8/1/12                       $   139,912
EUR       150,000   B+/NR          Crown Holdings, 10.25%, 3/1/11                                 202,116
                                                                                              -----------
                                                                                              $   342,028
                                                                                              -----------
                                   Paper Packaging - 0.2%
           10,000   B/B2           Stone Container Corp., 9.75%, 2/1/11                       $    11,000
           50,000   B/B2           Stone Container Corp., 8.375%, 7/1/12                           52,250
                                                                                              -----------
                                                                                              $    63,250
                                                                                              -----------
                                   Paper Products - 0.3%
          100,000   BB/Ba2         Abitibi-Consolidated Inc., 6.0%, 6/20/13                   $    88,507
                                                                                              -----------
                                   Specialty Chemicals - 2.0%
          135,000   B-/B3          United Industries Co., 9.875%, 4/1/09                      $   140,400
          170,000   B-/Caa2        OM Group, Inc., 9.25%, 12/15/11                                174,250
          100,000   BBB-/Baa3      Ferro Corp., 7.125%, 4/1/28                                    100,728
EUR        45,000   CCC+/Caa1      Rhodia SA, 9.25%, 6/1/11 (144A)                                 45,819
EUR       140,000   CCC+/B3        Rhodia SA, 8.0%, 6/1/10 (144A)                                 155,352
                                                                                              -----------
                                                                                              $   616,549
                                                                                              -----------
                                   Steel - 2.0%
          150,000   BB/Ba3         International Steel Group, 6.5%, 4/15/14 (144A)            $   140,625
          200,000   B-/Caa1        Ispat Inland ULC, 9.75%, 4/1/14 (144A)                         206,000
          325,000   B+/B1          CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)                 290,875
                                                                                              -----------
                                                                                              $   637,500
                                                                                              -----------
                                   Total Materials                                            $ 3,479,431
                                                                                              -----------
                                   Capital Goods - 6.3%
                                   Aerospace & Defense - 1.3%
          200,000   BB-/Ba3        L-3 Communications Corp., 6.125%, 7/15/13                  $   193,000
          100,000   B/B2           DRS Technologies, Inc., 6.875%, 11/1/13                         97,500
          100,000   CCC+/Caa2      Hexcel Corp., 9.75%, 1/15/09                                   104,875
                                                                                              -----------
                                                                                              $   395,375
                                                                                              -----------
                                   Building Products - 0.5%
           50,000   B-/B3          US Concrete, Inc., 8.375%, 4/1/14 (144A)                   $    49,875
           90,000   B+/B2          NCI Building Systems, Inc., 9.25%, 5/1/09                       94,500
                                                                                              -----------
                                                                                              $   144,375
                                                                                              -----------
                                   Construction & Farm Machinery & Heavy Trucks - 0.7%
           75,000   BB+/Ba2        Cummins, Inc., 7.125%, 3/1/28                              $    71,250
          140,000   B-/B3          American Rock Salt Co. LLC, 9.5%, 3/15/14 (144A)               143,500
                                                                                              -----------
                                                                                              $   214,750
                                                                                              -----------
                                   Constuction & Engineering - 0.3%
          100,000   B+/B2          North American Energy Partners, 8.75%, 12/1/11 (144A)      $    99,000
                                                                                              -----------
                                   Electrical Component & Equipment - 0.2%
           50,000   BB-/Ba2        MSW Energy Holdings, 7.375%, 9/1/10 (144A)                 $    49,750
                                                                                              -----------
                                   Heavy Electrical Equipment - 0.6%
          199,780   NR/NR          Ormat Funding Corp., 8.25%, 12/30/20                       $   188,792
                                                                                              -----------

80   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
   Amount     S&P/Moody's
  USD ($)     Ratings                                                                 Value
                             Industrial Machinery - 2.7%
  125,000     B/B2           The Manitowoc Co., Inc., 10.5%, 8/1/12 (144A)      $   143,125
  125,000     BB+/Ba3        SPX Corp., 7.5%, 1/1/13                                128,125
  175,000     B/B3           JLG Industries, Inc., 8.375%, 6/15/12 (a)              178,062
  250,000     B+/Ba2         Sun Sage BV, 8.25%, 3/26/09 (144A)                     241,875
  125,000     BBB-/Ba1       Timken Co., 5.75%, 2/15/10                             125,262
                                                                                -----------
                                                                                $   816,449
                                                                                -----------
                             Total Capital Goods                                $ 1,908,491
                                                                                -----------
                             Commercial Services & Supplies - 1.3%
                             Commercial Printing - 0.7%
  200,000     B/B1           Sheridan Group, 10.25%, 8/15/11 (144A)             $   210,500
                                                                                -----------
                             Diversified Commercial Services - 0.4%
  115,000     B-/B3          Cornell Co's, Inc., 10.75%, 7/1/12 (144A)          $   116,150
                                                                                -----------
                             Environmental Services - 0.2%
   75,000     B-/B3          IESI Corp., 10.25%, 6/15/12                        $    81,750
                                                                                -----------
                             Total Commercial Services & Supplies               $   408,400
                                                                                -----------
                             Transportation - 2.2%
                             Air Freight & Couriers - 0.5%
  130,000     BB-/B1         Petroleum Helicopters, 9.375%, 5/1/09              $   136,500
                                                                                -----------
                             Airlines - 0.5%
   50,000     CCC/Caa2       AMR Corp., 9.0%, 9/15/16                           $    37,750
   85,000     CCC/Caa2       AMR Corp., 9.8%, 10/1/21                                61,200
   35,000     CCC/Caa2       AMR Corp., 9.0%, 8/1/12 (a)                             27,650
   50,000     B-/Caa1        Northwest Airlines, Inc., 9.875%, 3/15/07               39,500
                                                                                -----------
                                                                                $   166,100
                                                                                -----------
                             Marine - 0.3%
  100,000     B-/B3          Horizon Lines LLC, 9.0%, 11/1/12 (144A)            $   100,000
                                                                                -----------
                             Railroads - 0.4%
      120     B/B3           Atlantic Express Transport, 12.0%, 4/15/08         $   118,800
                                                                                -----------
                             Transportation - 0.5%
  150,000     B/B2           TFM SA De CV, 11.75%, 6/15/09                      $   146,250
                                                                                -----------
                             Total Transportation                               $   667,650
                                                                                -----------
                             Automobiles & Components - 0.5%
                             Auto Parts & Equipment - 0.4%
  140,000     B/B2           Intermet Corp., 9.75%, 6/15/09                     $   126,000
                                                                                -----------
                             Automobile Manufacturers - 0.1%
   35,000     BBB-/A3        Ford Motor Credit Co., 5.8%, 1/12/09               $    35,329
                                                                                -----------
                             Total Automobiles & Components                     $   161,329
                                                                                -----------
                             Hotels Restaurants & Leisure - 0.8%
                             Hotels, Resorts & Cruise Lines - 0.8%
  100,000     BB+/Ba1        Starwood Hotels & Resorts, 7.875%, 5/1/12          $   107,000
  125,000     B/B2           John Q Hamons Hotels, 8.875%, 5/15/12                  135,625
                                                                                -----------
                             Total Hotels Restaurants & Leisure                 $   242,625
                                                                                -----------

The accompanying notes are an integral part of these financial statements.   81

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

        Principal
           Amount   S&P/Moody's
          USD ($)   Ratings                                                                      Value
                                   Media - 1.6%
                                   Broadcasting & Cable TV - 1.3%
EUR       100,000   B-/B3          Telenet Communication NV, 9.0%, 12/15/13 (144A)         $   121,330
          100,000   B/B3           Kabel Deutschland GMBH, 10.625%, 7/1/14 (144A)              102,750
          175,000   BB-/Ba3        Echostar DBS Corp., 6.375%, 10/1/11 (144A)                  172,375
                                                                                           -----------
                                                                                           $   396,455
                                                                                           -----------
                                   Publishing - 0.3%
           80,000   BBB-/Baa3      News America Holdings, 8.5%, 2/23/25                    $    96,330
                                                                                           -----------
                                   Total Media                                             $   492,785
                                                                                           -----------
                                   Retailing - 1.3%
                                   Department Stores - 0.5%
          150,000   BB+/Ba3        J.C. Penney, 7.125%, 11/15/23                           $   153,750
                                                                                           -----------
                                   Specialty Stores - 0.8%
          100,000   BB/Ba2         Toys R Us, 7.375%, 10/15/18                             $    92,375
          145,000   B/B3           Asbury Automotive Group, 8.0%, 3/15/14                      138,475
                                                                                           -----------
                                                                                           $   230,850
                                                                                           -----------
                                   Total Retailing                                         $   384,600
                                                                                           -----------
                                   Food, Beverage & Tobacco - 1.1%
                                   Brewers - 0.7%
          220,000   BBB-/Baa3      CIA Brasileira De Bebida, 8.75%, 9/15/13 (144A)         $   232,100
                                                                                           -----------
                                   Soft Drinks - 0.3%
           80,000   BBB-/Baa3      CIA Brasileira de Bebida, 10.5%, 12/15/11               $    91,600
                                                                                           -----------
                                   Total Food, Beverage & Tobacco                          $   323,700
                                                                                           -----------
                                   Household & Personal Products - 0.4%
                                   Household Products - 0.4%
          125,000   B-/B3          Solo Cup Co., 8.5%, 2/15/14 (144A)                      $   116,250
                                                                                           -----------
                                   Total Household & Personal Products                     $   116,250
                                                                                           -----------
                                   Health Care Equipment & Services - 1.8%
                                   Health Care Distributors - 0.2%
           60,000   BB+/Ba2        Omnicare, Inc., 6.125%, 6/1/13                          $    57,300
                                                                                           -----------
                                   Health Care Facilities - 1.2%
          165,000   B-/B3          Curative Health Services, 10.75%, 5/1/11 (144A)         $   158,400
          200,000   BBB-/Ba1       HCA, Inc., 6.3%, 10/1/12                                    200,103
                                                                                           -----------
                                                                                           $   358,503
                                                                                           -----------
                                   Health Care Supplies - 0.4%
          125,000   B-/Caa1        Inverness Medical Innovation, 8.75%, 2/15/12            $   127,812
                                                                                           -----------
                                   Total Health Care Equipment & Services                  $   543,615
                                                                                           -----------
                                   Pharmaceuticals & Biotechnology - 0.3%
                                   Pharmaceuticals - 0.3%
           80,000   B/B3           Alaris Medical, Inc., 7.25%, 7/1/11                     $    88,000
                                                                                           -----------
                                   Total Pharmaceuticals & Biotechnology                   $    88,000
                                                                                           -----------
                                   Banks - 0.1%
                                   Diversified Banks - 0.1%
           15,000   BBB+/A1        Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)      $    16,394
                                                                                           -----------
                                   Total Banks                                             $    16,394
                                                                                           -----------

82   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Principal
           Amount   S&P/Moody's
          USD ($)   Ratings                                                                                 Value
                                   Diversified Financials - 5.6%
                                   Investment Banking & Brokerage - 1.6%
EUR       200,000   B-/B3          BCP Caylux Holdings Lux SCA, 10.375%, 6/15/14 (144A)               $   257,903
          225,000   B+/B1          E*Trade Financial Corp., 8.0%, 6/15/11 (144A)                          223,875
                                                                                                      -----------
                                                                                                      $   481,778
                                                                                                      -----------
                                   Diversified Financial Services - 2.2%
          157,000   CCC/Caa1       Alamosa Delaware, Inc., 0.0%, 7/31/09                              $   151,505
          210,000   B/B3           Dollar Financial Group, 9.75%, 11/15/11 (144A)                         219,450
          315,000   BBB/Baa3       Glencore Funding LLC, 6.0%, 4/15/14 (144A)                             292,175
                                                                                                      -----------
                                                                                                      $   663,130
                                                                                                      -----------
                                   Specialized Finance - 1.8%
          100,000   B-/B3          UGS Corp., 10.0%, 6/1/12 (144A)                                    $   106,500
          200,000   B/B2           Inmarsat Finance Plc, 7.625%, 6/3/12 (144A)                            193,500
           80,000   BBB-/Baa3      GATX Financial Corp., 8.875%, 6/1/09                                    89,757
          145,000   BB-/B3         Consolidated Commercial Holdings, 9.75%, 4/1/12 (144A)                 147,175
                                                                                                      -----------
                                                                                                      $   536,932
                                                                                                      -----------
                                   Total Diversified Financials                                       $ 1,681,840
                                                                                                      -----------
                                   Insurance - 4.5%
                                   Life & Health Insurance - 1.8%
          265,000   B+/B2          Presidential Life Corp., 7.875%, 2/15/09                           $   265,994
          300,000   BB+/Ba1        Provident Companies, Inc., 7.0%, 7/15/18 (a)                           285,692
                                                                                                      -----------
                                                                                                      $   551,686
                                                                                                      -----------
                                   Multi-Line Insurance - 0.6%
          210,000   BB/Ba3         Allmerica Financial Corp., 7.625%, 10/15/25                        $   197,400
                                                                                                      -----------
                                   Property & Casualty Insurance - 1.4%
          285,000   BBB-/NR        Kingsway America, Inc., 7.5%, 2/1/14                               $   280,098
          150,000   BB-/Baa3       Ohio Casualty Corp., 7.3%, 6/15/14                                     150,318
                                                                                                      -----------
                                                                                                      $   430,416
                                                                                                      -----------
                                   Reinsurance - 0.7%
          200,000   BBB-/Baa3      Odyssey Re Holdings, 7.65%, 11/1/13                                $   214,993
                                                                                                      -----------
                                   Total Insurance                                                    $ 1,394,495
                                                                                                      -----------
                                   Real Estate - 2.3%
                                   Real Estate Management & Development - 0.9%
          100,000   B+/Ba3         LNR Property Co., 7.25%, 10/15/13                                  $    97,500
          185,000   BB-/Ba3        Forest City Enterprises, 7.625%, 6/1/15                                185,925
                                                                                                      -----------
                                                                                                      $   283,425
                                                                                                      -----------
                                   Real Estate Investment Trusts - 1.4%
          120,000   B+/B3          BF Saul Real Estate Investment Trust, 7.5%, 3/1/14                 $   118,800
          155,000   B+/B1          Crescent Real Estate, 9.25%, 4/15/09                                   161,975
          150,000   B-/B1          Meristar Hospitality Operations Finance Corp., 10.5%, 6/15/09          159,750
                                                                                                      -----------
                                                                                                      $   440,525
                                                                                                      -----------
                                   Total Real Estate                                                  $   723,950
                                                                                                      -----------

The accompanying notes are an integral part of these financial statements.   83

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

        Principal
           Amount   S&P/Moody's
          USD ($)   Ratings                                                                            Value
                                   Technology Hardware & Equipment - 2.0%
                                   Communications Equipment - 0.7%
          150,000   BB+/Ba2        Corning, Inc., 6.3%, 3/1/09                                   $   152,749
           50,000   BB+/Ba2        Corning, Inc., 5.9%, 3/15/14                                       46,750
                                                                                                 -----------
                                                                                                 $   199,499
                                                                                                 -----------
                                   Electronic Manufacturing Services - 0.2%
           50,000   BB-/Ba2        Sanmina-SCI Corp., 10.375%, 1/15/10                           $    57,250
                                                                                                 -----------
                                   Office Electronics - 0.4%
          120,000   B-/B3          Xerox Corp., 8.0%, 2/1/27                                     $   109,500
                                                                                                 -----------
                                   Technology Distributors - 0.7%
          200,000   BBB-/Baa3      Arrow Electronic, Inc., 6.875%, 7/1/13                        $   208,912
                                                                                                 -----------
                                   Total Technology Hardware & Equipment                         $   575,161
                                                                                                 -----------
                                   Telecommunication Services - 5.9%
                                   Integrated Telecom Services - 2.4%
          125,000   B+/B2          GCI, Inc., 7.25%, 2/15/14                                     $   119,375
          125,000   CCC/B3         Primus Telecomm Group., 8.0%, 1/15/14 (144A)                      110,000
          150,000   B-/B3          TSI Telecommunication Services, 12.75%, 2/1/09                    161,250
          145,000   B+/B2          Innova S De R.L., 9.375%, 9/19/13                                 151,887
          200,000   NR/Baa3        Tele Norte Leste Participacoes SA, 8.0%, 12/18/13 (144A)          179,001
                                                                                                 -----------
                                                                                                 $   721,513
                                                                                                 -----------
                                   Wireless Telecom Services - 3.5%
          150,000   CCC/Caa1       Alamosa Delaware, Inc., 8.5%, 1/31/12 (144A)                  $   147,000
          170,000   CCC+/B3        MetroPCS, Inc., 10.75%, 10/1/11 (144A)                            184,450
          275,000   CCC/Caa1       Ubiquitel Operating Co., 9.87%, 3/1/11 (144A)                     275,000
CAD       240,000   BB+/Ba3        Rogers Cantel, Inc., 10.5%, 6/1/06                                194,866
          150,000   CCC+/B3        Mobifon Holdings, 12.5%, 7/31/10 (144A)                           171,000
          115,000   B+/Ba3         Mobile Telesystems Finance, 8.375%, 10/14/10 (144A)               108,388
                                                                                                 -----------
                                                                                                 $ 1,080,704
                                                                                                 -----------
                                   Total Telecommunication Services                              $ 1,802,217
                                                                                                 -----------
                                   Utilities - 0.9%
                                   Electric Utilities - 0.6%
          189,200   BB-/Ba2        FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               $   185,416
                                                                                                 -----------
                                   Multi-Utilities & Unregulated Power - 0.3%
           30,000   B/B1           Reliant Resources, Inc., 9.25%, 7/15/10                       $    32,025
           60,000   B/B1           Reliant Resources, Inc., 9.5%, 7/15/13                             64,650
                                                                                                 -----------
                                                                                                 $    96,675
                                                                                                 -----------
                                   Total Utilities                                               $   282,091
                                                                                                 -----------
                                   TOTAL CORPORATE BONDS
                                   (Cost $16,575,719)                                            $16,990,940
                                                                                                 -----------

84   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Principal
              Amount   S&P/Moody's
             USD ($)   Ratings                                                                                       Value
                                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.4%
             395,358   AAA/Aaa        Federal Home Loan Mortgage Corp., 6.0%, 1/1/33 to 11/1/33                $   404,327
             350,035   AAA/Aaa        Federal Home Loan Mortgage Corp. (Gold), 5.0%, 6/1/34                        338,260
              91,229   AAA/Aaa        Federal Home Loan Mortgage Corp. (Gold), 6.0%, 11/1/33                        93,293
              86,744   AAA/Aaa        Federal Home Loan Bank, 5.5%, 10/1/16                                         88,915
             415,710   AAA/Aaa        Federal Home Loan Bank, 6.0%, 6/1/17                                         433,784
             250,000   AAA/Aaa        Federal National Mortgage Association, 6.0%, TBA                             255,156
             414,338   AAA/Aaa        Federal National Mortgage Association, 5.5%, 3/1/18 to 5/1/34                419,071
             767,760   AAA/Aaa        Federal National Mortgage Association, 6.0%, 7/1/17 to 1/1/34                788,211
AUD          300,000   AAA/Aaa        Federal National Mortgage Association, 6.375%, 8/15/07                       212,738
              28,419   AAA/Aaa        Federal National Mortgage Association, 6.5%, 7/1/31 to 2/1/32                 29,638
               2,293   AAA/Aaa        Federal National Mortgage Association, 7.0%, 9/1/29                            2,428
                 462   AAA/Aaa        Federal National Mortgage Association, 7.5%, 6/1/30                              496
             198,714   AAA/Aaa        Government National Mortgage Association, 5.5%, 4/20/34                      198,549
           1,588,679   AAA/Aaa        Government National Mortgage Association, 6.0%, 6/15/17 to 10/15/33        1,638,648
             628,729   AAA/Aaa        Government National Mortgage Association, 6.5% 3/15/29 to 1/15/34            657,893
              10,160   AAA/Aaa        Government National Mortgage Association, 7.0%, 3/15/31                       10,800
              33,092   AAA/Aaa        Government National Mortgage Association, 7.5% 5/15/23                        35,339
             445,636   AAA/Aaa        Government National Mortgage Association II, 6.0%, 11/20/33                  456,882
             196,808   AAA/Aaa        Government National Mortgage Association II, 5.5%, 3/20/34                   196,644
              75,000   AAA/Aaa        U.S. Treasury Bond, 5.25%, 2/15/29                                            73,535
             190,000   AAA/Aaa        U.S. Treasury Notes 5.375%, 2/15/31                                          191,625
                                                                                                               -----------
                                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                      (Cost $6,520,373)                                                        $ 6,526,232
                                                                                                               -----------
                                      FOREIGN GOVERNMENT BONDS - 12.8%
ITL      410,000,000   B+/B2          Banco Nac De Desen Econo , 8.0% 4/28/10                                  $   229,962
CAD           27,000   AAA/Aaa        Canadian Government, 4.25%, 9/1/08                                            20,345
CAD          315,000   AAA/Aaa        Canadian Government, 5.25%, 6/1/12                                           243,276
CAD          200,000   AAA/Aaa        Candian Government, 5.75%, 9/1/06                                            157,301
             100,000   B+/B2          Federal Republic of Brazil, 11.0%,1/11/12                                    100,600
AUD          150,000   AAA/Aaa        Government of Australia, 4.0%, 8/20/15                                       145,242
EUR          343,000   AAA/Aaa        Government of France, 3.0%, 7/25/09                                          486,153
SEK            5,000   TSY/Aaa        Swedish Government, 5.25%, 3/15/11                                               698
NOK        3,410,000   TSY/Aaa        Norwegian Government, 6.75%, 1/15/07                                         534,409
AUD          332,000   AA/Aa2         Ontario Province, 5.5%, 4/23/13                                              219,785
AUD          207,000   NR/Aaa         Queensland Treasury, 6.0%, 8/14/13                                           144,105
             253,509   BB+/Ba2        Republic of Columbia, 9.75%, 4/9/11                                          280,127
             185,000   BB-/Ba3        Republic of Peru, 8.375%, 5/3/16                                             172,050
EUR          125,000   BBB/Baa2       Republic of South Africa, 5.25%, 5/16/13                                     148,233
             145,000   BB+/Baa3       Russia Regs., 5.0%, 3/31/30                                                  132,385
SEK        2,955,000   TSY/Aaa        Swedish Government, 5.5%, 10/08/12                                           418,061
SEK        2,150,000   TSY/Aaa        Swedish Government, 8.0%, 8/15/07                                            322,873
AUD           25,000   AA+/Aa1        Swedish Export Credit, 4.1%, 2/13/06                                          16,994
DEM          180,000   BBB-/Baa3      United Mexican States, 8.25%, 2/24/09                                        127,161
                                                                                                               -----------
                                      TOTAL FOREIGN GOVERNMENT BONDS
                                      (Cost $3,492,603)                                                        $ 3,899,760
                                                                                                               -----------

The accompanying notes are an integral part of these financial statements.   85

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

        Principal   S&P/Moody's
           Amount   Ratings
          USD ($)   (unaudited)                                                                   Value
                                    SOVEREIGN ISSUES - 0.7%
           75,000   CC/B3           Dominican Republic, 9.04%, 1/23/13 (144A)               $    47,250
           75,000   BB-/Ba3         Republic of Peru, 9.125%, 2/21/12                            76,875
          100,000   BB-/Ba3         Republic of Peru, 9.875%, 2/6/15                            104,500
                                                                                            -----------
                                    TOTAL SOVEREIGN ISSUES
                                    (Cost $267,376)                                         $   228,625
                                                                                            -----------
                                    SUPERNATIONAL BONDS - 0.5%
                                    Insurance - 0.5%
NZD       258,000   AAA/Aaa         International Finance Corp., 6.75%, 7/15/09             $   164,996
                                                                                            -----------
                                    TOTAL SUPERNATIONAL BONDS
                                    (Cost $113,817)                                         $   164,996
                                                                                            -----------
                                    MUNICIPAL BONDS - 1.2%
           90,000   BBB/Baa3        Golden State Tobacco Securitization, 6.75%, 6/1/39      $    80,862
          100,000   NR/NR           Wayne Charter County SPL, 6.75%, 12/1/15                     85,344
          175,000   B/Caa2          New Jersey Economic Development Authority
                                    Special Facility Revenue, 7.0%, 11/15/30                    135,630
           60,000   BBB/Baa3        Tobacco Settlement Financing Corp., 7.0%, 6/1/41             55,553
                                                                                            -----------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $346,230)                                         $   357,389
                                                                                            -----------

           Shares
                                    TEMPORARY CASH INVESTMENT - 1.9%
                                    Securities Lending Collateral - 1.8%
          578,396                   Securities Lending Investment Fund, 1.29%               $   578,395
                                                                                            -----------
                                    TOTAL TEMPORARY CASH INVESTMENT
                                    (Cost $578,396)                                         $   578,395
                                                                                            -----------
                                    TOTAL INVESTMENT IN SECURITIES - 97.8%
                                    (Cost $29,602,009)(a)                                   $30,532,756
                                                                                            -----------
                                    OTHER ASSETS AND LIABILITIES - 2.2%                     $   696,710
                                                                                            -----------
                                    TOTAL NET ASSETS - 100.0%                               $31,229,467
                                                                                            ===========

86   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

N/R    Not rated by either S&P or Moddy's
TSY    Treasury Security
*      Non-income producing security.
TBA TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $7,731,379 or 24.7% of total net assets.
Note: The Porfolio's investments in mortgage-backed securites of the Government Mortgage Association (GNMA) and the Federal National Mortgage Association
       (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
Note:  Principal amounts are denominated in US dollars unless otherwise denoted.
AUD    Australian dollar
DKK    Danish kroner.
EURO   Euro dollar.
NZD    New Zealand dollar.
DEM    Deutsche Marks.
CAD    Canadian Dollar.
ITL    Italian Lira.
(a)    At June 30, 2004, the following securities were out on loan:

        Shares     Description                                     Market Value
        33,250     AMR Corp., 9.0%, 8/1/12                         $   27,174
       166,250     JLG Industries Inc., 8.375%, 6/15/12               169,740
        95,000     Lucent Technologies, Inc., 5.5%, 11/15/08*          90,190
       285,000     Provident Companies Inc., 7.0%, 7/15/18            278,708
                                                                   ----------
                   Total                                           $  565,812*
                                                                   ==========

   *Security sold as of June 30, 2004, but not returned from loan.

The accompanying notes are an integral part of these financial statements.   87

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

  Principal
     Amount                                                                                   Value
              CORPORATE BONDS - 0.6%
              Miscellaneous - 0.6%
 $  250,000   Private Export Funding, 3.375%, 2/15/09                                   $   242,131
                                                                                        -----------
              TOTAL CORPORATE BONDS
              (Cost $240,945)                                                           $   242,131
                                                                                        -----------
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 93.1%
    550,000   Federal Farm Credit Bank, 6.5%, 9/29/06                                   $   589,480
    100,000   Federal Farm Credit Bank, 5.88%, 9/8/08                                       107,242
    400,000   Federal Farm Credit Bank, 4.9%, 3/17/14                                       375,846
    200,000   Federal Farm Credit Bank, Medium Term Note, 6.38%, 11/27/06                   214,430
    400,000   Federal Home Loan Mortgage Corp., 4.53%, 10/30/06                             411,843
    850,000   Federal Home Loan Mortgage Corp., 5.875%, 11/15/07                            909,101
    300,000   Federal Home Loan Mortgage Corp., 5.89%, 6/30/08                              322,359
  3,921,848   Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 to 5/1/34                   4,011,435
    901,212   Federal Home Loan Mortgage Corp., 6.5%, 1/1/29 to 7/1/32                      940,477
    140,000   Federal Home Loan Mortgage Corp., 6.7%, 1/5/07                                151,495
    185,833   Federal Home Loan Mortgage Corp., 7.0%, 4/1/30 to 4/1/32                      196,977
     73,070   Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                 78,699
  2,419,765   Federal National Mortgage Association, 5.5%, 3/1/18 to 3/1/34               2,436,771
  2,289,692   Federal National Mortgage Association, 6.0%, 12/1/11 to 6/1/33              2,349,031
    500,000   Federal National Mortgage Association, 6.5%, TBA 30 Year                      520,469
  1,720,919   Federal National Mortgage Association, 6.5%, 7/1/21 to 9/1/32               1,794,641
    467,446   Federal National Mortgage Association, 7.0%, 9/1/18 to 1/1/32                 495,003
     35,476   Federal National Mortgage Association, 7.5%, 2/1/31                            38,031
     81,061   Federal National Mortgage Association, 9.0%, 4/1/33                            90,116
    500,000   Government National Mortgage Association, 4.5%, TBA 30 Year                   469,375
    723,092   Government National Mortgage Association, 4.5%, 8/15/33 to 6/15/34            680,471
    374,405   Government National Mortgage Association, 5.0%, 7/15/17                       379,866
  1,305,089   Government National Mortgage Association, 5.5%, 4/15/31 to 7/1/33           1,306,546
  3,966,710   Government National Mortgage Association, 6.0%, 5/15/17 to 9/15/33          4,079,080
  3,312,786   Government National Mortgage Association, 6.5%, 4/15/17 to 1/15/34          3,470,454
    940,004   Government National Mortgage Association, 7.0%, 1/15/26 to 4/15/33            999,827
    172,281   Government National Mortgage Association, 7.5%, 10/15/22 to 1/15/32           185,983
    148,618   Government National Mortgage Association I, 6.0%, 11/15/30                    152,523
    275,243   Government National Mortgage Association I, 6.5%, 5/15/29 to 5/15/31          288,099
    125,788   Government National Mortgage Association I, 7.0%, 11/15/30 to 12/15/30        133,783
     35,837   Government National Mortgage Association I, 7.5%, 1/15/31                      38,624
    416,154   Government National Mortgage Association II, 5.0%, 12/20/18                   418,994
    488,390   Government National Mortgage Association II, 5.5%, 12/20/34                   487,983
    607,748   Government National Mortgage Association II, 6.0%, 12/20/18 to 6/20/34        624,636
    200,086   Government National Mortgage Association II, 6.5%, 8/20/28 to 9/20/31         209,062
    255,695   Government National Mortgage Association II, 7.0%, 5/20/26 to 1/20/31         271,797
     13,284   Government National Mortgage Association II, 7.5%, 8/20/27                     14,326
      4,640   Government National Mortgage Association II, 8.0%, 8/20/25                      5,091
     12,000   Tennessee Valley Authority, 6.75%, 6/1/28                                     282,000
    400,000   U.S. Treasury Bonds, 7.25%, 5/15/16                                           483,578
    925,000   U.S. Treasury Bonds, 6.375%, 8/15/27                                        1,044,058
  4,700,000   U.S. Treasury Notes, 6.5%, 2/15/10                                          5,295,946

88   The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
     Amount                                                                                         Value
              U.S. Government and Agency Obligations - (Cont.)
 $  200,000   U.S. Treasury Notes, 4.75%, 5/15/14                                            $    202,086
  1,850,000   U.S. Treasury Notes, 6.25%, 8/15/23                                               2,048,587
                                                                                             ------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $39,224,189)                                                             $ 39,606,221
                                                                                             ------------
              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
              Government - 1.7%
    250,000   Freddie Mac 3.2%, 5/21/08                                                      $    244,210
    300,000   Freddie Mac 5.25%, 11/15/12                                                         294,354
    191,180   Freddie Mac 5.0%, 1/15/16                                                           195,031
                                                                                             ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS - 1.72%
              (Cost $749,943)                                                                $    733,595
                                                                                             ------------
              TEMPORARY CASH INVESTMENT - 7.0%
              Repurchase Agreement - 7.0%
  3,000,000   UBS Warburg 1.25% dated 6/30/04, repurchase price of $3.000,000 plus accrued interest on 7/1/04, collateralized by $2,911,000 U.S.
              Treasury Note, 5.75%, 11/15/05                                                 $  3,000,000
                                                                                             ------------
              TOTAL TEMPORARY CASH INVESTMENT - 7.0%
              (Cost $3,000,000)                                                              $  3,000,000
                                                                                             ------------
              TOTAL INVESTMENTS IN SECURITIES - 102.4%
              (Cost $43,215,077)                                                             $ 43,581,947
                                                                                             ------------
              OTHER ASSETS AND LIABILITIES - (2.4%)                                          $ (1,028,597)
                                                                                             ------------
              TOTAL NET ASSETS - 100.0%                                                      $ 42,553,350
                                                                                             ============

TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.


The accompanying notes are an integral part of these financial statements.   89

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

  Principal
     Amount                                                             Value
                  CORPORATE BONDS - 53.8%
                  Energy - 5.1%
                  Integrated Oil & Gas - 5.1%
$ 1,500,000       Exxon Capital Corp., 0.00%, 11/15/04            $ 1,491,384
                                                                  -----------
                  Total Energy                                    $ 1,491,384
                                                                  -----------
                  Capital Goods - 3.1%
                  Industrial Conglomerates - 3.1%
    400,000       Tennessee Valley Authority, 4.75%,
                  7/15/04                                         $   400,539
    500,000       GE Capital Corp., Floating Rate, 2/16/05            500,095
                                                                  -----------
                                                                  $   900,634
                                                                  -----------
                  Total Capital Goods                             $   900,634
                                                                  -----------
                  Food, Beverage & Tobacco - 4.2%
                  Soft Drinks - 4.2%
  1,220,000       Pepsico, Inc., 4.5%, 9/15/04                    $ 1,228,102
                                                                  -----------
                  Total Food, Beverage & Tobacco                  $ 1,228,102
                                                                  -----------
                  Household & Personal Products - 1.8%
                  Household Products - 1.8%
    500,000       Procter & Gamble Co., 6.6%, 12/15/04            $   512,116
                                                                  -----------
                  Total Household & Personal
                  Products                                        $   512,116
                                                                  -----------
                  Pharmaceuticals & Biotechnology - 4.3%
                  Pharmaceuticals - 4.3%
  1,250,000       Abbott Laboratories, 5.125%, 7/1/04             $ 1,250,000
                                                                  -----------
                  Total Pharmaceuticals &
                  Biotechnology                                   $ 1,250,000
                                                                  -----------
                  Banks - 16.5%
                  Diversified Banks - 16.5%
  1,000,000       Associates Corp., Floating Rate, 6/27/05        $ 1,000,000
    750,000       Bank of America Corp., Floating Rate,
                  1/31/05                                             751,623
    750,000       Bank of America Corp., Floating Rate,
                  4/28/05                                             751,377
  1,000,000       First Union Corp., Floating Rate, 3/31/05         1,003,015
    300,000       First USA Bank, Floating Rate, 7/21/04              300,034
  1,000,000       Wells Fargo Co., 6.625%, 7/15/04                  1,002,086
                                                                  -----------
                                                                  $ 4,808,135
                                                                  -----------
                  Total Banks                                     $ 4,808,135
                                                                  -----------
                  Diversified Financials - 14.9%
                  Consumer Finance - 5.6%
  1,635,000       National Rural Utilities, 5.25%, 7/15/04        $ 1,637,655
                                                                  -----------
                  Investment Banking & Brokerage - 9.3%
    500,000       Merrill Lynch, Floating Rate, 4/11/05           $   500,000
    500,000       Merril Lynch, Floating Rate, 10/29/04               500,775

  Principal
     Amount                                                             Value
$ 1,200,000       American Express, Floating Rate,
                  4/18/05                                           1,201,453
    500,000       American Express, Floating Rate,
                  12/16/04                                            500,395
                                                                  -----------
                                                                  $ 2,702,623
                                                                  -----------
                  Total Diversified Financials                    $ 4,340,278
                                                                  -----------
                  Technology Hardware & Equipment - 3.9%
                  Computer Hardware - 3.9%
    500,000       IBM Corp., 6.0%, 11/30/04                       $   508,695
    650,000       IBM Corp., Floating Rate, 9/10/04                   650,197
                                                                  -----------
                  Total Technology Hardware &
                  Equipment                                       $ 1,158,892
                                                                  -----------
                  Total Corporate Bonds
                  (Cost $15,689,541)                              $15,689,541
                                                              -----------
                  U.S. GOVERNMENT AND AGENCY
                  OBLIGATIONS - 37.8%
                  Banks - 29.2%
                  Thrifts & Mortgage Finance - 29.2%
  2,500,000       Federal Home Loan Mortgage Corp.,
                  4.5%, 8/15/04                                   $ 2,510,409
  2,500,000       Federal National Mortgage Association,
                  6.5%, 8/15/04                                     2,515,785
    500,000       Federal National Mortgage Association,
                  3.5%, 9/15/04                                       502,413
  1,000,000       Federal National Mortgage Association,
                  1.56%, 5/16/05                                    1,000,000
  2,000,000       Freddie Mac, Floating Rate, 2/4/05                1,999,667
                                                                  -----------
                                                                  $ 8,528,274
                                                                  -----------
                  Total Banks                                     $ 8,528,274
                                                                  -----------
                  Government - 8.6%
    500,000       Federal Home Loan Bank, 1.47%,
                  3/01/05                                         $   500,000
  1,000,000       Federal Home Loan Bank, 1.38%,
                  3/28/05                                           1,000,000
  1,000,000       Federal Home Loan Bank, 1.28%,
                  4/22/05                                           1,000,000
                                                                  -----------
                                                                  $ 2,500,000
                                                                  -----------
                  Total Government                                $ 2,500,000
                                                                  -----------
                  TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS
                  (Cost $11,028,275)                              $11,028,274
                                                                  -----------

90   The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
     Amount                                                          Value
               TEMPORARY CASH INVESTMENTS - 24.1%
               Commercial Paper - 24.1%
$ 1,500,000    American General Finance Corp., 1.17%,
               7/19/04                                         $ 1,499,123
  1,400,000    Coca-Cola Co., 1.08%, 7/12/04                     1,399,538
  1,500,000    EI Dupont, 1.16%, 7/22/04                         1,498,985
  1,300,000    Paccar Financial, 1.10%, 8/04/04                  1,298,649
  1,350,000    Toyota Motor Credit Corp., 1.18%,
               7/23/04                                           1,349,027
                                                               -----------
                                                               $ 7,045,322
                                                               -----------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $7,045,321)                               $ 7,045,322
                                                               -----------
               TOTAL INVESTMENT IN SECURITIES - 115.7%
               (Cost $33,763,137)                              $33,763,137
                                                               -----------
               OTHER ASSETS AND
               LIABILITIES - (15.7)%                           $(4,584,371)
                                                               -----------
               TOTAL NET ASSETS - 100.0%                       $29,178,766
                                                               ===========

The accompanying notes are an integral part of these financial statements.   91

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                               Ended
                                                              6/30/04    Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
Class I                                                     (unaudited)   12/31/03    12/31/02    12/31/01    12/31/00    12/31/99
Net asset value, beginning of period                           $17.37      $11.03      $11.23      $12.10     $ 18.75      $10.49
                                                               ------      ------      ------      ------     -------      ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $ 0.13      $ 0.20      $ 0.06      $ 0.15     $ (0.12)     $(0.03)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                 (0.98)       6.20       (0.19)      (1.02)      (6.20)       8.29
                                                               ------      ------      ------      ------     -------      ------
  Net increase (decrease) from investment operations           $(0.85)     $ 6.40      $(0.13)     $(0.87)    $ (6.32)     $ 8.26
Distributions to shareowners:
 Net investment income                                          (0.15)      (0.06)      (0.07)         --          --          --
 Net realized gain                                                 --          --          --          --       (0.33)         --
                                                               ------      ------      ------      ------     -------      ------
Net increase (decrease) in net asset value                     $(1.00)     $ 6.34      $(0.20)     $(0.87)    $ (6.65)     $ 8.26
                                                               ------      ------      ------      ------     -------      ------
Net asset value, end of period                                 $16.37      $17.37      $11.03      $11.23     $ 12.10      $18.75
                                                               ======      ======      ======      ======     =======      ======
Total return*                                                   (4.94)%     58.17%      (1.20)%     (7.19)%    (34.20)%     78.74%
Ratio of net expenses to average net assets+                     1.75%**     1.75%       1.75%       1.66%       1.79%       1.88%
Ratio of net investment income (loss) to average net assets+     1.24%**     1.43%       0.63%       1.30%      (0.59)%     (0.74)%
Portfolio turnover rate                                            64%**       79%        124%        175%        156%        144%
Net assets, end of period (in thousands)                       $7,300      $8,399      $5,886      $6,896     $ 9,446      $9,679
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                    1.87%**     2.51%       2.88%       3.83%       2.45%       6.56%
 Net investment income (loss)                                    1.12%**     0.67%      (0.50)%     (0.87)%     (1.25)%     (5.42)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                    1.75%**     1.75%       1.75%       1.66%       1.75%       1.75%
 Net investment income (loss)                                    1.24%**     1.43%       0.63%       1.30%      (0.55)%     (0.61)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

92  The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months Ended    Year        Year       Year       Year       Year
                                                                 6/30/04       Ended       Ended      Ended      Ended      Ended
Class I                                                        (unaudited)    12/31/03    12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                             $ 9.05        $  6.82    $  8.42    $ 11.07    $ 13.61    $ 10.60
                                                                 ------        -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ 0.11        $  0.09    $  0.05    $  0.01    $ (0.06)   $  0.05
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    0.01           2.17      (1.65)     (2.51)     (2.45)      2.97
                                                                 ------        -------    -------    -------    -------    -------
  Net increase (decrease) from investment operations             $ 0.12        $  2.26    $ (1.60)   $ (2.50)   $ (2.51)   $  3.02
Distributions to shareowners:
 Net investment income                                            (0.07)         (0.03)        --      (0.15)     (0.02)        --
 Net realized gain                                                   --             --         --         --      (0.01)     (0.01)
                                                                 ------        -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                       $ 0.05        $  2.23    $ (1.60)   $ (2.65)   $ (2.54)   $  3.01
                                                                 ------        -------    -------    -------    -------    -------
Net asset value, end of period                                   $ 9.10        $  9.05    $  6.82    $  8.42    $ 11.07    $ 13.61
                                                                 ======        =======    =======    =======    =======    =======
Total return*                                                      1.33%         33.26%    (19.00)%   (22.66)%   (18.46)%    28.47%
Ratio of net expenses to average net assets+                       1.50%**        1.50%      1.50%      1.50%      1.48%      1.53%
Ratio of net investment income (loss) to average net assets+       2.12%**        1.14%      0.68%      0.25%     (0.28)%     0.56%
Portfolio turnover rate                                              74%**          52%        94%        73%        92%        60%
Net assets, end of period (in thousands)                         $8,563        $ 9,330    $ 8,696    $12,417    $18,474    $12,735
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.93%**        2.52%      2.21%      1.99%      1.55%      2.58%
 Net investment income (loss)                                      1.69%**        0.12%      0.03%     (0.24)%    (0.35)%    (0.49)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.50%**        1.50%      1.50%      1.50%      1.48       1.50%
 Net investment income (loss)                                      2.12%**        1.14%      0.68%      0.25%     (0.28)%     0.60%


Pioneer International Value VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                            Six Months Ended    Year       Year       Year       Year       Year
                                                                  6/30/04       Ended      Ended      Ended      Ended      Ended
Class I                                                        (unaudited)    12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                             $ 10.06       $  7.79    $  9.00    $ 11.83    $ 15.38    $ 10.79
                                                                 -------       -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.07       $  0.07    $  0.03    $  0.02    $  0.01    $  0.07
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     0.28          2.26      (1.23)     (2.83)     (3.45)      4.67
                                                                 -------       -------    -------    -------    -------    -------
  Net increase (decrease) from investment operations             $  0.35       $  2.33    $ (1.20)   $ (2.81)   $ (3.44)   $  4.74
Distributions to shareowners:
 Net investment income                                             (0.05)        (0.06)     (0.01)     (0.02)     (0.11)     (0.15)
                                                                 -------       -------    -------    -------    -------    -------
Net increase (decrease) in net asset value                       $  0.30       $  2.27    $ (1.21)   $ (2.83)   $ (3.55)   $  4.59
                                                                 -------       -------    -------    -------    -------    -------
Net asset value, end of period                                   $ 10.36       $ 10.06    $  7.79    $  9.00    $ 11.83    $ 15.38
                                                                 =======       =======    =======    =======    =======    =======
Total return*                                                       3.52%        30.06%    (13.31)%   (23.74)%   (22.50)%    44.38%
Ratio of net expenses to average net assets+                        1.68%**       1.69%      1.46%      1.38%      1.25%      1.22%
Ratio of net investment income (loss) to average net assets+        1.28%**       0.68%      0.62%      0.21%      0.10%      0.01%
Portfolio turnover rate                                              189%**         99%        31%        39%        55%        90%
Net assets, end of period (in thousands)                         $21,711       $22,506    $21,271    $32,083    $48,380    $69,192
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.68%**       1.69%      1.46%      1.38%      1.25%      1.22%
 Net investment income (loss)                                       1.28%**       0.68%      0.62%      0.21%      0.10%      0.01%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.68%**       1.69%      1.46%      1.38%      1.25%      1.22%
 Net investment income (loss)                                       1.28%**       0.68%      0.62%      0.21%      0.10%      0.01%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   93

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          Six Months
                                                                             Ended            Year         Year         11/8/01
                                                                            6/30/04          Ended         Ended           to
Class I                                                                   (unaudited)      12/31/03      12/31/02      12/31/01(a)
Net asset value, beginning of period                                        $ 12.50         $  9.23       $ 10.87        $10.00
                                                                            -------         -------       -------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                               $ (0.02)        $    --       $ (0.01)       $ 0.01
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        1.02            3.27         (1.63)         0.86
                                                                            -------         -------       -------        ------
  Net increase (decrease) from investment operations                        $  1.00         $  3.27       $ (1.64)       $ 0.87
Distributions to shareowners:
 Net investment income                                                           --              --         (0.00)(b)     (0.00)
 Net realized gain                                                               --              --         (0.00)(b)        --
                                                                            -------         -------       -------        ------
Net increase (decrease) in net asset value                                  $  1.00         $  3.27       $ (1.65)       $ 0.87
                                                                            -------         -------       -------        ------
Net asset value, end of period                                              $ 13.50         $ 12.50       $  9.23        $10.87
                                                                            =======         =======       =======        ======
Total return*                                                                  8.00%          35.43%       (15.08)%        8.70%
Ratio of net expenses to average net assets                                    1.25%* *        1.25%         1.25%         1.21%**
Ratio of net investment income (loss) to average net assets                    0.34%* *        0.03%        (0.05)%        0.86%**
Portfolio turnover rate                                                          43%**           74%           50%            0%**
Net assets, end of period (in thousands)                                    $14,543         $12,049       $ 6,603        $  504
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                  1.32%* *        2.40%         2.76%        77.48%**
 Net investment income (loss)                                                 (0.41)%**       (1.12)%       (1.56)%      (75.41)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                  1.25%* *        1.25%         1.25%         1.21%**
 Net investment income (loss)                                                 (0.34)%**        0.03%        (0.05)%        0.86%**

(a) Shares of Pioneer Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
(b) Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

94   The accompanying notes are an integral part of these financial statements.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         Six Months Ended     Year           Year        1/19/01
                                                                              6/30/04         Ended         Ended          to
Class I                                                                     (unaudited)     12/31/03      12/31/02     12/31/01(a)
Net asset value, beginning of period                                          $11.44          $ 9.13       $ 10.97        $10.00
                                                                              ------          ------       -------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                 $(0.02)         $ 0.00(b)    $  0.00(b)     $ 0.02
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         0.73            2.31         (1.84)         0.95
                                                                              ------          ------       -------        ------
  Net increase (decrease) from investment operations                          $ 0.71          $ 2.31       $ (1.84)       $ 0.97
Distributions to shareowners:
 Net investment income                                                            --              --         (0.00)(b)        --
                                                                              ------          ------       -------        ------
 Net increase (decrease) in net asset value                                   $ 0.71          $ 2.31       $ (1.84)       $ 0.97
                                                                              ------          ------       -------        ------
Net asset value, end of period                                                $12.15          $11.44       $  9.13        $10.97
                                                                              ======          ======       =======        ======
Total return*                                                                   6.21%          25.30%       (16.75)%        9.70%
Ratio of net expenses to average net assets+                                    1.25%**         1.25%         1.25%**       1.24%**
Ratio of net investment income (loss) to average net assets+                   (0.35)%**        0.02%         0.07%**       0.30%**
Portfolio turnover rate                                                           46%**           38%           53%**         72%**
Net assets, end of period (in thousands)                                      $3,574          $3,875       $ 3,441        $2,375
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                   1.52%**         2.42%         2.68%**       7.49%**
 Net investment income (loss)                                                  (0.62)%**       (1.15)%       (1.36)%**     (5.95)%**
Ratio with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                   1.25%* *        1.25%         2.68%         1.24%**
 Net investment income (loss)                                                  (0.35)%**        0.02%         1.36%         0.30%**

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months Ended    Year       Year       Year       Year       Year
                                                                 6/30/04        Ended     Ended       Ended      Ended     Ended
Class I                                                        (unaudited)    12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                            $  20.47      $  14.94   $  17.35   $  17.79   $  16.26   $  14.49
                                                                --------      --------   --------   --------   --------   --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $   0.05      $   0.14   $   0.07   $   0.07   $   0.13   $   0.13
 Net realized and unrealized gain (loss) on investments             1.76          5.45      (1.97)      1.06       2.62       1.77
                                                                --------      --------   --------   --------   --------   --------
  Net increase (decrease) from investment operations            $   1.81      $   5.59   $  (1.90)  $   1.13   $   2.75   $   1.90
Distributions to shareowners:
 Net investment income                                             (0.08)        (0.06)     (0.05)     (0.10)     (0.13)     (0.13)
 Net realized gain                                                 (0.21)           --      (0.46)     (1.47)     (1.09)        --
                                                                --------      --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                      $   1.52      $   5.53   $  (2.41)  $  (0.44)  $   1.53   $   1.77
                                                                --------      --------   --------   --------   --------   --------
Net asset value, end of period                                  $  21.99      $  20.47   $  14.94   $  17.35   $  17.79   $  16.26
                                                                ========      ========   ========   ========   ========   ========
Total return*                                                       8.85%        37.48%    (11.21)%     6.49%     18.00%     13.13%
Ratio of net expenses to average net assets+                        0.71%**       0.76%      0.80%      0.79%      0.77%      0.76%
Ratio of net investment income (loss) to average net assets+        0.62%**       0.86%      0.46%      0.45%      0.63%      0.77%
Portfolio turnover rate                                               71%**         52%        68%        95%        85%        91%
Net assets, end of period (in thousands)                        $198,767      $170,237   $120,687   $128,340   $111,466   $120,526
Ratio with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.71%**       0.76%      0.80%      0.79%      0.77%      0.76%
 Net investment income (loss)                                       0.62%**       0.86%      0.46%      0.45%      0.63%      0.77%
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.71%**       0.76%      0.80%      0.79%      0.77%      0.76%
 Net investment income (loss)                                       0.62%**       0.86%      0.46%      0.45%      0.63%      0.77%

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
(b) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   95

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months Ended    Year        Year       Year       Year        Year
                                                               6/30/04       Ended       Ended      Ended      Ended       Ended
Class I                                                      (unaudited)   12/31/03     12/31/02   12/31/01   12/31/00    12/31/99
Net asset value, beginning of period                           $ 12.22      $  9.75     $ 14.95     $ 18.39   $ 21.92    $  20.34
                                                               -------      -------     -------     -------   -------    --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.00      $ (0.01)    $  0.00(a)  $  0.01   $ (0.03)   $  (0.02)
 Net realized and unrealized gain (loss) on investments          (0.12)        2.48       (5.19)      (3.45)    (1.91)       1.64
                                                               -------      -------     -------     -------   -------    --------
  Net increase (decrease) from investment operations           $ (0.12)     $  2.47     $ (5.19)    $ (3.44)  $ (1.94)   $   1.62
Distributions to shareowners:
 Net investment income                                              --        (0.00)(a)  ( 0.01)         --     (0.00)      (0.01)
 Net realized gain                                                  --           --          --          --     (1.59)      (0.03)
                                                               -------      -------     -------     -------   -------    --------
Net increase (decrease) in net asset value                     $ (0.12)     $  2.47     $ (5.20)    $ (3.44)  $ (3.53)   $   1.58
                                                               -------      -------     -------     -------   -------    --------
Net asset value, end of period                                 $ 12.10      $ 12.22     $  9.75     $ 14.95   $ 18.39    $  21.92
                                                               =======      =======     =======     =======   =======    ========
Total return*                                                    (0.98)%      25.35%     (34.71)%    (18.71)%   (7.88)%      7.93%
Ratio of net expenses to average net assets+                      0.90%**      1.08%       0.97%       0.85%     0.73%       0.76%
Ratio of net investment income (loss) to average net assets+      0.04%**     (0.05)%      0.01%       0.07%    (0.11)%     (0.08)%
Portfolio turnover rate                                            208%**        58%         86%        111%       95%         47%
Net assets, end of period (in thousands)                       $32,969      $35,750     $34,746     $72,456   $105,855   $162,730
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.90%**      1.08%       0.97%       0.85%     0.73%       0.76%
 Net investment income (loss)                                     0.04%**     (0.05)%      0.01%       0.07%    (0.11)%     (0.08)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.90%**      1.08%       0.97%       0.85%     0.73%       0.76%
 Net investment income (loss)                                     0.04%**     (0.05)%      0.01%       0.07%    (0.11)%     (0.08)%


Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months Ended   Year       Year       Year       Year       Year
                                                                 6/30/04      Ended       Ended     Ended      Ended      Ended
Class I                                                        (unaudited)   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                             $ 18.57      $ 14.47   $ 14.77    $ 14.42    $ 11.73    $ 13.07
                                                                 -------      -------   -------    -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.42      $  0.74   $  0.62    $  0.68    $  0.71    $  0.66
 Net realized and unrealized gain (loss) on investments             0.96         4.16     (0.23)      0.40       2.67      (1.20)
                                                                 -------      -------   -------    -------    -------    -------
  Net increase (decrease) from investment operations             $  1.38      $  4.90   $  0.39    $  1.08    $  3.38    $ (0.54)
Distributions to shareowners:
 Net investment income                                             (0.40)       (0.64)    (0.69)     (0.56)     (0.59)     (0.60)
 Net realized gain                                                    --           --        --         --         --      (0.12)
 Tax return of capital                                                --        (0.16)       --      (0.17)     (0.10)     (0.08)
                                                                 -------      -------   -------    -------    -------    -------
Net increase (decrease) in net asset value                       $  0.98      $  4.10   $ (0.30)   $  0.35    $  2.69    $ (1.34)
                                                                 -------      -------   -------    -------    -------    -------
Net asset value, end of period                                   $ 19.55      $ 18.57   $ 14.47    $ 14.77    $ 14.42    $ 11.73
                                                                 =======      =======   =======    =======    =======    =======
Total return*                                                       7.40%       34.75%    (2.53)%     7.80%     29.51%     (4.17)%
Ratio of net expenses to average net assets+                        0.94%**      1.03%     1.07%      1.16%      1.10%      1.15%
Ratio of net investment income (loss) to average net assets+        4.22%**      4.49%     4.76%      4.71%      5.02%      5.07%
Portfolio turnover rate                                               43%**        20%       29%        34%        31%        54%
Net assets, end of period (in thousands)                         $30,297      $31,891   $29,873    $33,026    $32,982    $28,318
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.94%**      1.03%     1.07%      1.16%      1.10%      1.30%
 Net investment income (loss)                                       4.22%**      4.49%     4.76%      4.71%      5.02%      4.92%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.94%**      1.03%     1.07%      1.16%      1.10%      1.14%
 Net investment income (loss)                                       4.22%**      4.49%     4.76%      4.71%      5.02%      5.08%

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

96   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                           Six Months Ended   Year       Year       Year        Year       Year
                                                                6/30/04       Ended      Ended     Ended        Ended     Ended
Class I                                                       (unaudited)   12/31/03   12/31/02   12/31/01    12/31/00   12/31/99
Net asset value, beginning of period                           $  18.70     $  15.28   $  19.08   $  22.67    $  22.70   $  19.76
                                                               --------     --------   --------   --------    --------   --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.10     $   0.20   $   0.19   $   0.17    $   0.18   $   0.16
 Net realized and unrealized gain (loss) on investments            0.28         3.41      (3.81)     (2.57)       0.10       2.97
                                                               --------     --------   --------   --------    --------   --------
  Net increase (decrease) from investment operations           $   0.38     $   3.61   $  (3.62)  $  (2.40)   $   0.28   $   3.13
Distributions to shareowners:
 Net investment income                                            (0.10)       (0.19)     (0.18)     (0.17)      (0.18)     (0.17)
 Net realized gain                                                   --           --         --      (1.02)      (0.13)     (0.02)
                                                               --------     --------   --------   --------    --------   --------
Net increase (decrease) in net asset value                     $   0.28     $   3.42   $  (3.80)  $  (3.59)   $  (0.03)  $   2.94
                                                               --------     --------   --------   --------    --------   --------
Net asset value, end of period                                 $  18.98     $  18.70   $  15.28   $  19.08    $  22.67   $  22.70
                                                               ========     ========   ========   ========    ========   ========
Total return*                                                      2.04%       23.76%     19.03%    (10.85)%      1.22%     15.91%
Ratio of net expenses to average net assets+                       0.71%**      0.76%      0.80%      0.74%       0.69%      0.70%
Ratio of net investment income (loss) to average net assets+       1.03%**      1.16%      1.09%      0.83%       0.78%      0.82%
Portfolio turnover rate                                              25%**        11%        11%       7.0%         37%         8%
Net assets, end of period (in thousands)                       $149,565     $154,839   $141,892   $199,160    $222,107   $204,927
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.71%**      0.76%      0.80%      0.74%       0.69%      0.70%
 Net investment income (loss)                                      1.03%**      1.16%      1.09%      0.83%       0.78%      0.82%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.71%**      0.76%      0.80%      0.74%       0.69%      0.70%
 Net investment income (loss)                                      1.03%**      1.16%      1.09%      0.83%       0.78%      0.82%


Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months Ended    Year       Year       Year       Year       Year
                                                                 6/30/04        Ended     Ended       Ended      Ended     Ended
Class I                                                        (unaudited)    12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                            $  18.09      $  15.11   $  18.40   $  21.28   $  20.72   $  21.44
                                                                --------      --------   --------   --------   --------   --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $   0.22      $   0.41   $   0.42   $   0.40   $   0.51   $   0.42
 Net realized and unrealized gain (loss) on investments             0.49          2.96      (3.30)     (1.86)      2.28      (0.15)
                                                                --------      --------   --------   --------   --------   --------
  Net increase (decrease) from investment operations            $   0.71      $   3.37   $  (2.88)  $  (1.46)  $   2.79   $   0.27
Distributions to shareowners:
 Net investment income                                             (0.18)        (0.39)     (0.41)     (0.36)     (0.49)     (0.41)
 Net realized gain                                                    --            --         --      (1.06)     (1.74)     (0.58)
                                                                --------      --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                      $   0.53      $   2.98   $  (3.29)  $  (2.88)  $   0.56   $  (0.72)
                                                                --------      --------   --------   --------   --------   --------
Net asset value, end of period                                  $  18.62      $  18.09   $  15.11   $  18.40   $  21.28   $  20.72
                                                                ========      ========   ========   ========   ========   ========
Total return*                                                       3.94%        22.61%    (15.82)%    (6.97)%    14.85%      1.21%
Ratio of net expenses to average net assets+                        0.72%**       0.78%      0.80%      0.75%      0.71%      0.70%
Ratio of net investment income (loss) to average net assets+        2.34%**       2.55%      2.48%      2.07%      2.40%      1.97%
Portfolio turnover rate                                               18%**         12%        12%        13%        13%        23%
Net assets, end of period (in thousands)                        $158,805      $155,634   $133,258   $164,019   $181,920   $226,379
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.72%**       0.78%      0.80%      0.75%      0.71%      0.70%
 Net investment income (loss)                                       2.34%**       2.55%      2.48%      2.07%      2.40%      1.97%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.72%**       0.78%      0.80%      0.75%      0.71%      0.70%
 Net investment income (loss)                                       2.34%**       2.55%      2.48%      2.07%      2.40%      1.97%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   97

Pioneer Balanced VCT Portfolio                  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months Ended    Year       Year         Year       Year      Year
                                                                 6/30/04       Ended      Ended        Ended      Ended     Ended
Class I                                                        (unaudited)    12/31/03   12/31/02   12/31/01(a)  12/31/00  12/31/99
Net asset value, beginning of period                             $ 14.04       $ 12.27    $ 13.91     $ 14.60    $ 14.31   $ 14.47
                                                                 -------       -------    -------     -------    -------   -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.13       $  0.23    $  0.21     $  0.34    $  0.48   $  0.51
 Net realized and unrealized gain (loss) on investments             0.14          1.80      (1.63)      (0.67)      0.29     (0.16)
                                                                 -------       -------    -------     -------    -------   -------
  Net increase (decrease) from investment operations             $  0.27       $  2.03    $ (1.42)    $ (0.33)   $  0.77   $  0.35
Distributions to shareowners:
 Net investment income                                             (0.13)        (0.26)     (0.22)      (0.36)     (0.48)    (0.51)
 Net realized gain                                                    --            --         --          --         --        --
                                                                 -------       -------    -------     -------    -------   -------
Net increase (decrease) in net asset value                       $  0.14       $  1.77    $ (1.64)    $ (0.69)   $  0.29   $ (0.16)
                                                                 -------       -------    -------     -------    -------   -------
Net asset value, end of period                                   $ 14.18       $ 14.04    $ 12.27     $ 13.91    $ 14.60   $ 14.31
                                                                 =======       =======    =======     =======    =======   =======
Total return*                                                       1.93%        16.71%    (10.27)%     (2.26)%     5.45%     2.53%
Ratio of net expenses to average net assets+                        0.88%**       0.91%      0.95%       0.84%      0.82%     0.78%
Ratio of net investment income (loss) to average net assets+        1.76%**       1.75%      1.62%       2.42%      3.21%     3.58%
Portfolio turnover rate                                               35%**         37%       179%        136%        15%       59%
Net assets, end of period (in thousands)                         $37,641       $40,773    $42,849     $56,890    $59,545   $72,669
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.88%**       0.91%      0.95%       0.84%      0.82%     0.78%
 Net investment income (loss)                                       1.76%**       1.75%      1.62%       2.42%      3.21%     3.58%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.88%**       0.91%      0.95%       0.84%      0.82%     0.77%
 Net investment income (loss)                                       1.76%**       1.75%      1.62%       2.42%      3.21%     3.59%

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months Ended     Year        Year        Year       5/1/00
                                                                       6/30/04         Ended        Ended      Ended         to
Class I                                                              (unaudited)      12/31/03    12/31/02    12/31/01   12/31/00(b)
Net asset value, beginning of period                                   $ 11.45        $  9.27      $ 10.33     $  9.82     $10.00
                                                                       -------        -------      -------     -------     ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $  0.31        $  0.76      $  0.92     $  0.95     $ 0.61
 Net realized and unrealized gain (loss) on investments                  (0.28)          2.18        (1.06)       0.62      (0.18)
                                                                       -------        -------      -------     -------     ------
  Net increase (decrease) from investment operations                   $  0.03        $  2.94      $ (0.14)    $  1.57     $ 0.43
Distributions to shareowners:
 Net investment income                                                   (0.31)         (0.76)      ( 0.92)      (0.95)     (0.61)
 Net realized gain                                                       (0.05)            --           --       (0.11)        --
                                                                       -------        -------      -------     -------     ------
Net increase (decrease) in net asset value                             $ (0.33)       $  2.18      $ (1.06)    $  0.51     $(0.18)
                                                                       -------        -------      -------     -------     ------
Net asset value, end of period                                         $ 11.12        $ 11.45      $  9.27     $ 10.33     $ 9.82
                                                                       =======        =======      =======     =======     ======
Total return*                                                             0.25%         32.78%       (1.42)%     16.60%      4.12%
Ratio of net expenses to average net assets+                              0.77%**        0.89%        1.02%       1.15%      1.25%**
Ratio of net investment income (loss) to average net assets+              5.53%**        7.22%        9.39%       9.15%      9.18%**
Portfolio turnover rate                                                     67%**          48%          42%         36%        33%**
Net assets, end of period (in thousands)                               $63,375        $66,587      $41,111     $32,331     $6,849
Ratios with no waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             0.77%**        0.89%        1.02%       1.28%      2.35%**
 Net investment income (loss)                                             5.53%**        7.22%        9.39%       9.02%      8.08%**

(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
(b) Shares of High Yield VCT Portfolio were first publicly offered on May 1,
    2000.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

98   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended         Year       Year       Year      Year       7/29/99
                                                                6/30/04       Ended      Ended       Ended     Ended        to
Class I                                                       (unaudited)    12/31/03   12/31/02   12/31/01  12/31/00   12/31/99(a)
Net asset value, beginning of period                            $ 11.01      $  9.67     $  9.33    $ 9.43    $  9.75     $10.00
                                                                -------      -------     -------    ------    -------     ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.31      $  0.62     $  0.65    $ 0.67    $  0.73     $ 0.28
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   (0.28)        1.38        0.32     (0.04)     (0.32)     (0.21)
                                                                -------      -------     -------    ------    -------     ------
  Net increase (decrease) from investment operations            $  0.03      $  2.00     $  0.97    $ 0.63    $  0.41     $ 0.07
Distributions to shareowners:
 Net investment income                                            (0.32)       (0.66)      (0.63)    (0.67)     (0.73)     (0.28)
 Tax return of capital                                            (0.16)          --          --     (0.06)        --      (0.04)
                                                                -------      -------     -------    ------    -------     ------
  Net increase (decrease) in net asset value                    $ (0.45)     $  1.34     $  0.34    $(0.10)   $ (0.32)    $(0.25)
                                                                -------      -------     -------    ------    -------     ------
Net asset value, end of period                                  $ 10.56      $ 11.01     $  9.67    $ 9.33    $  9.43     $ 9.75
                                                                =======      =======     =======    ======    =======     ======
Total return*                                                      0.32%       21.24%      10.72%     6.90%      4.51%      0.70%
Ratio of net expenses to average net assets+                       1.08%**      1.25%       1.25%     1.25%      1.30%      1.54%**
Ratio of net investment income (loss) to average net assets+       5.87%**      5.95%       6.75%     7.16%      7.53%      6.46%**
Portfolio turnover rate                                              51%**        68%         50%       55%        54%        49%
Net assets, end of period (in thousands)                        $19,396      $19,312     $14,692    $7,479    $ 3,265     $1,244
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.08%**      1.25%       1.62%     2.44%      2.97%      8.68%**
 Net investment income (loss)                                      5.87%**      5.95%       6.38%     5.97%      5.86%     (0.68)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      1.08%**      1.25%       1.25%     1.25%      1.25%      1.25%**
 Net investment income (loss)                                      5.87%**      5.95%       6.75%     7.16%      7.58%      6.75%**

(a) Shares of Strategic Income VCT Portfolio were first publicly offered on July 29, 1999.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   99

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months Ended   Year       Year        Year       Year       Year
                                                                6/30/04       Ended      Ended       Ended      Ended      Ended
Class I                                                       (unaudited)    12/31/03   12/31/02  12/31/01(a)  12/31/00   12/31/99
Net asset value, beginning of period                            $ 10.35      $ 10.59    $ 10.06     $  9.97     $  9.47    $ 10.29
                                                                -------      -------    -------     -------     -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.23      $  0.35    $  0.46     $  0.52     $  0.58    $  0.56
 Net realized and unrealized gain (loss) on investments           (0.21)       (0.16)      0.56        0.12        0.50      (0.81)
                                                                -------      -------    -------     -------     -------    -------
  Net increase (decrease) from investment operations            $  0.02      $  0.19    $  1.02     $  0.64     $  1.08    $ (0.25)
Distributions to shareowners:
 Net investment income                                            (0.34)       (0.43)     (0.49)      (0.55)      (0.58)     (0.55)
 Net realized gain                                                   --           --         --          --          --      (0.01)
                                                                -------      -------    -------     -------     -------    -------
Net increase (decrease) in net asset value                      $ (0.32)     $ (0.24)   $  0.53     $  0.09     $  0.50    $ (0.82)
                                                                -------      -------    -------     -------     -------    -------
Net asset value, end of period                                  $ 10.03      $ 10.35    $ 10.59     $ 10.06     $  9.97    $  9.47
                                                                =======      =======    =======     =======     =======    =======
Total return*                                                      0.15%        1.81%     10.32%       6.48%      11.76%     (2.52)%
Ratio of net expenses to average net assets+                       0.78%        0.78%      0.81%      83.00%       0.84%      0.81%
Ratio of net investment income (loss) to average net assets+       4.47%        3.45%      4.39%       5.19%       6.00%      5.64%
Portfolio turnover rate                                              28%          34%        54%         71%         55%        41%
Net assets, end of period (in thousands)                        $35,435      $44,526    $69,551     $37,381     $25,791    $29,779
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.78%        0.78%      0.81%       0.85%       0.84%      0.81%
 Net investment income (loss)                                      4.47%        3.45%      4.39%       5.17%       6.00%      5.64%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.78%        0.78%      0.81%       0.82%       0.81%      0.79%
 Net investment income (loss)                                      4.47%        3.45%      4.39%       5.20%       6.03%      5.66%


Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months Ended    Year        Year      Year       Year       Year
                                                                 6/30/04        Ended       Ended      Ended      Ended      Ended
Class I                                                        (unaudited)     12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                             $ 1.000        $ 1.000    $  1.00    $  1.00    $  1.00    $  1.00
                                                                 -------        -------    -------    -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $ 0.003        $ 0.006    $  0.01    $  0.03    $  0.06    $  0.04
                                                                 -------        -------    -------    -------    -------    -------
Distributions to shareowners:
 Net investment income                                            (0.003)        (0.006)     (0.01)     (0.03)     (0.06)     (0.04)
                                                                 -------        -------    -------    -------    -------    -------
Net asset value, end of period                                   $ 1.000        $ 1.000    $  1.00    $  1.00    $  1.00    $  1.00
                                                                 =======        =======    =======    =======    =======    =======
Total return*                                                       0.25%          0.56%      1.19%      3.39%      5.71%      4.38%
Ratio of net expenses to average net assets+                        0.68%          0.72%      0.78%      0.78%      0.76%      0.79%
Ratio of net investment income (loss) to average net assets+        0.49%          0.58%      1.11%      3.16%      5.58%      4.34%
Net assets, end of period (in thousands)                         $29,179        $34,736    $59,521    $49,545    $36,979    $37,347
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.72%          0.72%      0.78%      0.78%      0.76%      0.79%
 Net investment income (loss)                                       0.49%          0.58%      1.11%      3.16%      5.58%      4.34%
Ratios with waiver of fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.72%          0.72%      0.78%      0.78%      0.75%      0.78%
 Net investment income (loss)                                       0.49%          0.58%      1.11%      3.16%      5.59%      4.35%

(a) The Portfolio began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $0.00, increase net realized and unrealized gain (loss) by $0.00 (both amounts round to less than one cent per share) and to decrease the ratio of net investment income to average net assets with waiver of management fees by PIM and reduction for fees paid indirectly from 5.38% to 5.17%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

100  The accompanying notes are an integral part of these financial statements.

                 (This page has been left blank intentionally.)

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                          Pioneer
                                                                                          Emerging          Pioneer
                                                                                          Markets           Europe
                                                                                       VCT Portfolio     VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $1,264,443, $0,
  $977,587, $1,136,534, $855,251, $25,821,135, and $0, respectively)
  (Cost $26,418,556, $11,935,102, $21,427,015, $15,991,691, $11,015,956,
  $547,111,834, and $38,249,059, respectively)                                          $32,153,781      $14,273,318
 Cash                                                                                     2,806,900          295,005
 Foreign currencies, at value (Cost $97,982)                                                 97,118               --
 Receivables --
 Investment securities sold                                                                  97,441           47,786
 Fund shares sold                                                                            26,435           37,989
 Variation margin                                                                                --               --
 Dividends, interest and foreign taxes withheld                                             105,985           45,476
 Forward foreign currency settlement contracts, net                                              32               --
 Due from Pioneer Investment Management, Inc.                                                    --            2,606
 Other                                                                                        3,186              369
                                                                                        -----------      -----------
   Total assets                                                                         $35,290,878      $14,702,549
                                                                                        -----------      -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                                        $ 1,303,499      $    71,100
 Fund shares repurchased                                                                     37,473            3,968
 Dividends                                                                                       --               --
 Upon return of securities loaned                                                         1,335,560               --
 Forward foreign currency settlement contracts, net                                              --              437
 Reserve for repatriation taxes                                                              86,981               --
 Due to bank                                                                                     --               --
 Due to affiliates                                                                           28,056           10,679
 Accrued expenses                                                                            74,448           31,661
                                                                                        -----------      -----------
   Total liabilities                                                                    $ 2,866,017      $   117,845
                                                                                        -----------      -----------
NET ASSETS:
 Paid-in capital                                                                        $31,725,483      $20,406,813
 Accumulated net investment income (loss)                                                   122,425          155,154
 Accumulated undistributed net realized gain (loss)                                      (5,068,348)      (8,317,054)
 Net unrealized gain (loss) on:
 Investments                                                                              5,648,244        2,338,216
 Futures contracts                                                                               --               --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                          (2,943)           1,575
                                                                                        -----------      -----------
   Total net assets                                                                     $32,424,861      $14,584,704
                                                                                        -----------      -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
 Net assets                                                                             $ 7,300,338      $ 8,562,896
 Shares outstanding                                                                         445,997          940,919
                                                                                        -----------      -----------
 Net asset value per share                                                              $     16.37      $      9.10
 Class II:
 No par value (unlimited number of shares authorized)
 Net assets                                                                             $25,124,523      $ 6,021,808
 Shares outstanding                                                                       1,544,610          673,287
                                                                                        -----------      -----------
 Net asset value per share                                                              $     16.27      $      8.94


102  The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Pioneer              Pioneer               Pioneer                Pioneer               Pioneer
 International          Small Cap               Small                 Mid Cap               Growth
     Value                Value                Company                 Value                Shares
 VCT Portfolio        VCT Portfolio         VCT Portfolio          VCT Portfolio         VCT Portfolio
 $ 24,625,668          $19,052,797           $12,615,363           $623,337,278          $ 38,392,430
      343,632            2,718,102               704,756                232,088               166,266
           --                   --                    --                     --                    --
      945,383               23,852                   923              9,079,092               350,395
           --               21,160                 2,836                824,503                    --
           --                7,700                    --                     --                    --
       43,287               15,498                 9,766                422,351                44,334
           --                   --                    --                     --                    --
           --                   --                    --                     --                    --
          338                  584                   408                     --                   470
 ------------          -----------           -----------           ------------          ------------
 $ 25,958,308          $21,839,693           $13,334,052           $633,895,312          $ 38,953,895
 ------------          -----------           -----------           ------------          ------------
 $    896,946          $    10,897           $        --           $  9,767,200          $    328,381
       50,440               20,907                 4,118                 17,620                 8,488
           --                   --                    --                     --                    --
    1,038,146            1,202,726               906,300             25,038,825                    --
        3,112                   --                    --                     --                    --
           --                   --                    --                     --                    --
          584                   --                    --                     --                    --
       24,038                6,556                11,625                439,928                27,887
       29,328               41,630                28,619                 31,864                27,509
 ------------          -----------           -----------           ------------          ------------
 $  2,042,594          $ 1,282,716           $   950,662           $ 35,295,437          $    392,265
 ------------          -----------           -----------           ------------          ------------
 $ 35,249,709          $17,643,559           $11,122,927           $491,654,895          $ 78,004,905
      148,255              (32,380)              (26,069)             1,141,650                 2,672
  (14,677,563)            (170,680)             (312,875)            29,577,886           (39,589,318)
    3,198,653            3,061,106             1,599,407             76,225,444               143,371
           --               55,372                    --                     --                    --
       (3,340)                  --                    --                     --                    --
 ------------          -----------           -----------           ------------          ------------
 $ 23,915,714          $20,556,977           $12,383,390           $598,599,875          $ 38,561,630
 ------------          -----------           -----------           ------------          ------------
 $ 21,710,796          $14,543,028           $ 3,574,012           $198,767,124          $ 32,969,391
    2,096,193            1,077,380               294,266              9,037,285             2,724,557
 ------------          -----------           -----------           ------------          ------------
 $      10.36          $     13.50           $     12.15           $      21.99          $      12.10
 $  2,204,918          $ 6,013,949           $ 8,809,378           $399,832,751          $  5,592,239
      213,362              447,131               731,606             18,321,840               467,443
 ------------          -----------           -----------           ------------          ------------
 $      10.33          $     13.45           $     12.04           $      21.82          $      11.96


The accompanying notes are an integral part of these financial statements.  103

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        Pioneer
                                                                                      Real Estate        Pioneer
                                                                                         Shares           Fund
                                                                                     VCT Portfolio    VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $0, $751,043,
  $3,425,654, $0, $3,896,379, $565,812, $0, and $0 respectively)
  (Cost $55,838,852, $233,902,361, $191,244,800, $39,456,879, $96,881,771,
  $29,602,009, $43,215,077, and $33,763,137, respectively)                            $72,899,325      $260,852,633
 Cash                                                                                   1,906,225            63,820
 Foreign currencies, at value (cost $0, $0, $0, $0, $0, $452,063, $0, and $0,                  --                --
  respectively)
 Receivables --
 Investment securities sold                                                             2,124,520                --
 Fund shares sold                                                                         181,129           150,340
 Dividends, interest and foreign taxes withheld                                           428,504           264,315
 Other                                                                                        354               622
                                                                                      -----------      ------------
   Total assets                                                                       $77,540,057      $261,331,730
                                                                                      -----------      ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                      $ 2,208,201      $         --
 Fund shares repurchased                                                                  378,282            14,838
 Dividends                                                                                     --                --
 Upon return for securities loaned                                                             --           766,159
 Forward foreign currency portfolio hedge contracts, open -- net                               --                --
 Due to bank                                                                                   --                --
 Due to affiliates                                                                         66,321           184,570
 Accrued expenses                                                                          19,954            19,798
 Other                                                                                         --                --
                                                                                      -----------      ------------
   Total liabilities                                                                  $ 2,672,758      $    985,365
                                                                                      -----------      ------------
NET ASSETS:
 Paid-in capital                                                                      $57,527,714      $268,906,525
 Accumulated net investment income (loss)                                                 160,542           (75,908)
 Accumulated undistributed net realized gain (loss)                                       118,570       (35,434,524)
 Net unrealized gain (loss) on:
 Investments                                                                           17,060,473        26,950,272
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                            --                --
                                                                                      -----------      ------------
   Total net assets                                                                   $74,867,299      $260,346,365
                                                                                      -----------      ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
 Net assets                                                                           $30,296,916      $149,564,869
 Shares outstanding                                                                     1,549,560         7,879,911
                                                                                      -----------      ------------
 Net asset value per share                                                            $     19.55      $      18.98
 Class II:
 No par value (unlimited number of shares authorized)
 Net assets                                                                           $44,570,383      $110,781,496
 Shares outstanding                                                                     2,283,389         5,850,266
                                                                                      -----------      ------------
 Net asset value per share                                                            $     19.52      $      18.94


104  The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Pioneer                                      Pioneer                Pioneer               Pioneer               Pioneer
     Equity               Pioneer                  High                Strategic              America                Money
     Income               Balanced                Yield                  Income                Income               Market
 VCT Portfolio         VCT Portfolio          VCT Portfolio          VCT Portfolio         VCT Portfolio         VCT Portfolio
 $ 233,140,932         $ 43,518,998           $  97,689,703           $30,532,756           $43,581,947          $33,763,137
       165,432              935,566               4,966,498             1,103,312                31,752                   --
            --                   --                      --               452,882                    --                   --
            --              242,436               1,251,309                99,189                    --                   --
       107,679                1,060                 129,186                63,956                58,936               22,617
       386,897              160,986               1,389,274               518,040               357,466              269,795
           272                  427                     240                   395                   418                  824
 -------------         ------------           -------------           -----------           -----------          -----------
 $ 233,801,212         $ 44,859,473           $ 105,426,210           $32,770,530           $44,030,519          $34,056,373
 -------------         ------------           -------------           -----------           -----------          -----------
 $          --         $    452,482           $   5,290,138           $   732,931           $ 1,424,051          $ 1,502,658
       129,721                1,345                      22               182,840                    45               22,201
            --                   --                      --                 2,901                    --                   --
     3,514,541                   --               3,990,710               578,396                    --                   --
            --                   --                      --                 5,662                    --                   --
            --                   --                      --                    --                    --            3,320,254
       157,442               29,685                  62,907                22,297                24,632               17,023
        41,710               21,732                  27,878                16,036                28,441               15,471
            --                   --                      --                    --                    --                   --
 -------------         ------------           -------------           -----------           -----------          -----------
 $   3,843,414         $    505,244           $   9,371,655           $ 1,541,063           $ 1,477,169          $ 4,877,607
 -------------         ------------           -------------           -----------           -----------          -----------
 $ 202,494,815         $ 45,716,039           $  92,183,318           $29,754,738           $43,324,529          $29,185,735
     1,549,361               (5,493)                 42,466               136,607              (239,082)              (3,910)
   (15,982,510)          (5,418,436)              3,020,839               412,206              (898,967)              (3,059)
    41,896,132            4,062,119                 807,932               930,747               366,870                   --
            --                   --                      --                (4,831)                   --                   --
 -------------         ------------           -------------           -----------           -----------          -----------
 $ 229,957,798         $ 44,354,229           $  96,054,555           $31,229,467           $42,553,350          $29,178,766
 -------------         ------------           -------------           -----------           -----------          -----------
 $ 158,805,031         $ 37,640,853           $  63,375,020           $19,396,101           $35,435,314          $29,178,766
     8,530,519            2,654,818               5,697,234             1,836,427             3,533,687           29,189,692
 -------------         ------------           -------------           -----------           -----------          -----------
 $       18.62         $      14.18           $       11.12           $     10.56           $     10.03          $      1.00
 $  71,152,767         $  6,713,376           $  32,679,535           $11,833,366           $ 7,118,036          $        --
     3,801,847              474,365               2,937,735             1,120,547               708,630                   --
 -------------         ------------           -------------           -----------           -----------          -----------
 $       18.72         $      14.15           $       11.12           $     10.56           $     10.04          $        --


The accompanying notes are an integral part of these financial statements.  105

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                              Pioneer            Pioneer
                                                                                         Emerging Markets        Europe
                                                                                           VCT Portfolio      VCT Portfolio

                                                                                            Six Months         Six Months
                                                                                               Ended              Ended
                                                                                              6/30/04            6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $65,563, $40,379,
  $37,883, $61, $49, $5,324, and $1,046, respectively)                                     $    514,353        $  264,706
 Interest                                                                                         4,135             1,946
 Income on securities loaned, net                                                                 4,740                --
 Other                                                                                               --                --
                                                                                           ------------        ----------
  Total investment income                                                                  $    523,228        $  266,652
                                                                                           ------------        ----------
EXPENSES:
 Management fees                                                                           $    201,264        $   72,527
 Transfer agent fees                                                                              1,508             1,536
 Distribution fees (Class II)                                                                    33,390             7,024
 Administrative fees                                                                              9,250             9,250
 Custodian fees                                                                                  72,734            28,760
 Professional fees                                                                               33,721            25,032
 Printing                                                                                         5,746             2,983
 Fees and expenses of nonaffiliated trustees                                                         --                --
 Miscellaneous                                                                                    1,870               735
                                                                                           ------------        ----------
  Total expenses                                                                           $    359,483        $  147,847
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                                       (21,299)          (31,868)
                                                                                           ------------        ----------
  Net expenses                                                                             $    338,184        $  115,979
                                                                                           ------------        ----------
    Net investment income (loss)                                                           $    185,044        $  150,673
                                                                                           ------------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                                               $  3,090,302        $  706,240
 Futures contracts                                                                                   --                --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                             (38,564)           (3,507)
                                                                                           ------------        ----------
                                                                                           $  3,051,738        $  702,733
                                                                                           ------------        ----------
 Change in net unrealized gain or loss from:
 Investments (includes the change in reserve for repatriation taxes of
  $86,981, $0, $0, $0, $0, $0 and $0, respectively)                                        $ (4,991,310)       $ (667,025)
 Futures contracts                                                                                   --                --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                              (5,835)           (5,768)
                                                                                           ------------        ----------
                                                                                           $ (4,997,145)       $ (672,793)
                                                                                           ------------        ----------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                                                         $ (1,945,407)       $   29,940
                                                                                           ============        ==========
 Net increase (decrease) in net assets resulting
 from operations                                                                           $ (1,760,363)       $  180,613
                                                                                           ============        ==========


106  The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Pioneer                   Pioneer                Pioneer               Pioneer                Pioneer
 International Value         Small Cap Value         Small Company         Mid Cap Value          Growth Shares
    VCT Portfolio             VCT Portfolio          VCT Portfolio         VCT Portfolio          VCT Portfolio

      Six Months                Six Months             Six Months            Six Months            Six Months
        Ended                     Ended                  Ended                 Ended                  Ended
       6/30/04                   6/30/04                6/30/04               6/30/04                6/30/04
    $    341,167               $   74,837              $  50,058            $ 3,149,536           $    179,113
             910                    4,917                  1,876                 61,832                  2,776
           5,408                    1,081                  1,378                  6,732                     --
              --                       --                     --                     --                     --
    ------------               ----------              ---------            -----------           ------------
    $    347,485               $   80,835              $  53,312            $ 3,218,100           $    181,889
    ------------               ----------              ---------            -----------           ------------
    $    116,707               $   65,883              $  43,522            $ 1,558,884           $    135,655
           1,458                   (1,877)                   497                  1,432                  1,508
           1,882                    5,351                  9,708                369,014                  5,230
           9,250                    9,250                  9,250                 41,873                  9,250
          27,002                   18,376                 12,204                 39,878                 11,802
          36,283                   22,386                 10,476                 37,060                 14,662
           5,128                    2,274                 10,106                 23,211                     30
              --                       --                     --                     --                     --
           1,425                    1,004                    496                  5,011                  1,080
    ------------               ----------              ---------            -----------           ------------
    $    199,135               $  122,647              $  96,259            $ 2,076,363           $    179,217
              --                   (5,768)               (14,892)                    --                     --
    ------------               ----------              ---------            -----------           ------------
    $    199,135               $  116,879              $  81,367            $ 2,076,363           $    179,217
    ------------               ----------              ---------            -----------           ------------
    $    148,350               $  (36,044)             $ (28,055)           $ 1,141,737           $      2,672
    ------------               ----------              ---------            -----------           ------------
    $  2,344,688               $  839,832              $ 393,255            $31,570,054           $  1,809,705
              --                   26,278                 13,667                     --                     --
         (40,661)                      --                 (3,327)                    --                     --
    ------------               ----------              ---------            -----------           ------------
    $  2,304,027               $  866,110              $ 403,595            $31,570,054           $  1,809,705
    ------------               ----------              ---------            -----------           ------------
    $ (1,630,701)              $  481,469              $ 325,045            $ 7,930,499           $ (2,214,548)
              --                   32,938                (11,218)                    --                     --
         (13,527)                      --                     --                     --                     --
    ------------               ----------              ---------            -----------           ------------
    $ (1,644,228)              $  514,407              $ 313,827            $ 7,930,499           $ (2,214,548)
    ------------               ----------              ---------            -----------           ------------
    $    659,799               $1,380,517              $ 717,422            $39,500,553           $   (404,843)
    ============               ==========              =========            ===========           ============
    $    808,149               $1,344,473              $ 689,367            $40,642,290           $   (402,171)
    ============               ==========              =========            ===========           ============


The accompanying notes are an integral part of these financial statements.  107

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        Pioneer              Pioneer
                                                                  Real Estate Shares          Fund
                                                                     VCT Portfolio        VCT Portfolio

                                                                      Six Months           Six Months
                                                                         Ended                Ended
                                                                        6/30/04              6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,676, $19,683,
  $0, $341, $0, $0, $0, and $0, respectively)                         $1,885,996          $  2,102,920
 Interest (net of foreign taxes withheld of $0, $0,
  $94, $0, $2,145, $0 and $0, respectively)                               18,128                57,470
 Income on securities loaned, net                                            535                 7,876
 Other                                                                        --                    --
                                                                      ----------          ------------
  Total investment income                                             $1,904,659          $  2,168,266
                                                                      ----------          ------------
EXPENSES:
 Management fees                                                      $  294,190          $    811,005
 Transfer agent fees                                                       1,494                 1,223
 Distribution fees (Class II)                                             53,188               123,119
 Administrative fees                                                       9,250                15,324
 Custodian fees                                                           13,052                20,922
 Professional fees                                                        19,250                26,346
 Printing                                                                  8,855                 3,962
 Fees and expenses of nonaffiliated trustees                                  --                    --
 Miscellaneous                                                               899                 3,740
                                                                      ----------          ------------
  Total expenses                                                      $  400,178          $  1,005,641
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                     --                    --
                                                                      ----------          ------------
  Net expenses                                                        $  400,178          $  1,005,641
                                                                      ----------          ------------
    Net investment income (loss)                                      $1,504,481          $  1,162,625
                                                                      ----------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                          $3,075,780          $ (1,304,040)
 Futures contracts                                                            --                    --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                           --                (3,646)
                                                                      ----------          ------------
                                                                      $3,075,780          $ (1,307,686)
                                                                      ----------          ------------
 Change in net unrealized gain or loss from:
 Investments                                                          $  359,869          $  5,111,020
 Futures contracts                                                            --                    --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                           --                    --
                                                                      ----------          ------------
                                                                      $  359,869          $  5,111,020
                                                                      ----------          ------------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                   $3,435,649          $  3,803,334
                                                                      ==========          ============
 Net increase (decrease) in net assets resulting
  from operations                                                     $4,940,130          $  4,965,959
                                                                      ==========          ============


108  The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           Pioneer             Pioneer
    Pioneer              Pioneer              Pioneer                Pioneer               America               Money
 Equity Income           Balanced            High-Yield         Strategic Income            Income              Market
 VCT Portfolio        VCT Portfolio        VCT Portfolio          VCT Portfolio         VCT Portfolio        VCT Portfolio

   Six Months           Six Months           Six Months            Six Months             Six Months          Six Months
     Ended                Ended                Ended                  Ended                 Ended                Ended
    6/30/04              6/30/04              6/30/04                6/30/04               6/30/04              6/30/04
  $ 3,355,605          $  135,243          $     25,646           $         --           $       --            $     --
       44,410             451,405             2,986,213                940,961            1,130,558             179,500
        5,416                  --                 2,414                  1,048                   --                  --
           --                  --                    --                     --                   --                  --
  -----------          ----------          ------------           ------------           ----------            --------
  $ 3,405,431          $  586,648          $  3,014,273           $    942,009           $1,130,558            $179,500
  -----------          ----------          ------------           ------------           ----------            --------
  $   723,317          $  144,037          $    311,486           $     87,824           $  118,586            $ 77,434
        1,488               1,475                   293                  1,383                1,383                 754
       81,276               6,237                34,430                  9,221                5,992                  --
       22,108               9,250                 9,604                  9,250                9,250               9,250
       20,776               8,120                 9,660                 11,172               10,276              12,186
       24,135              26,333                26,244                 34,553               26,051              10,880
        6,146               5,838                 8,162                  4,607                3,519              (8,151)
        1,681                  --                    --                     --                   --                  --
        5,460               1,694                 1,996                  1,010                  573               2,106
  -----------          ----------          ------------           ------------           ----------            --------
  $   886,387          $  202,984          $    401,875           $    159,020           $  175,630            $104,459
           --                  --                    --                     --                   --                  --
  -----------          ----------          ------------           ------------           ----------            --------
  $   886,387          $  202,984          $    401,875           $    159,020           $  175,630            $104,459
  -----------          ----------          ------------           ------------           ----------            --------
  $ 2,519,044          $  383,664          $  2,612,398           $    782,989           $  954,928            $ 75,041
  -----------          ----------          ------------           ------------           ----------            --------
  $  (626,853)         $  934,310          $  3,020,965           $    416,409           $  (18,903)           $     --
           --                  --                    --                     --                   --                  --
           --                  --                    --                 (3,412)                  --                  --
  -----------          ----------          ------------           ------------           ----------            --------
  $  (626,853)         $  934,310          $  3,020,965           $    412,997           $  (18,903)           $     --
  -----------          ----------          ------------           ------------           ----------            --------
  $ 6,585,509          $ (500,826)         $ (6,002,478)          $ (1,181,610)          $ (878,602)           $     --
           --                  --                    --                     --                   --                  --
           --                  --                    --                 12,963                   --                  --
  -----------          ----------          ------------           ------------           ----------            --------
  $ 6,585,509          $ (500,826)         $ (6,002,478)          $ (1,168,647)          $ (878,602)           $     --
  -----------          ----------          ------------           ------------           ----------            --------
  $ 5,958,656          $  433,484          $ (2,981,513)          $   (755,650)          $ (897,505)           $     --
  ===========          ==========          ============           ============           ==========            ========
  $ 8,477,700          $  817,148          $   (369,115)          $     27,339           $   57,423            $ 75,041
  ===========          ==========          ============           ============           ==========            ========


The accompanying notes are an integral part of these financial statements.  109

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     Pioneer Emerging                         Pioneer
                                                   Markets VCT Portfolio               Europe VCT Portfolio

                                                Six Months                          Six Months
                                                  Ended              Year             Ended              Year
                                                 6/30/04            Ended            6/30/04            Ended
                                               (unaudited)         12/31/03        (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $    185,044      $    262,378      $    150,673      $    110,674
Net realized gain (loss) on investments          3,051,738         1,187,664           702,733          (108,393)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                  (4,997,145)       10,449,480          (672,793)        3,419,238
                                              ------------      ------------      ------------      ------------
  Net increase (decrease) in net assets
    resulting from operations                 $ (1,760,363)     $ 11,899,522      $    180,613      $  3,421,519
                                              ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $    (65,091)     $    (25,889)     $    (65,952)     $    (36,322)
 Class II                                         (196,317)          (60,429)          (38,910)           (9,367)
Net realized gain
 Class I                                                --                --                --                --
 Class II                                               --                --                --                --
Tax return of capital
 Class I                                                --                --                --                --
 Class II                                               --                --                --                --
                                              ------------      ------------      ------------      ------------
  Total distributions to shareowners          $   (196,317)     $    (86,319)     $   (104,862)     $    (45,689)
                                              ------------      ------------      ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  5,260,358      $ 16,360,576      $  1,713,293      $  6,502,123
Reinvestment of distributions                      259,912            85,767           104,862            45,689
Cost of shares repurchased                      (6,009,356)       (8,062,148)       (1,644,175)       (6,113,517)
                                              ------------      ------------      ------------      ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $   (489,086)     $  8,384,195      $    173,980      $    434,295
                                              ------------      ------------      ------------      ------------
 Net increase (decrease) in net assets        $ (2,510,857)     $220,197,398      $    249,731      $  3,810,125
                                              ------------      ------------      ------------      ------------
NET ASSETS:
Beginning of period                           $ 34,935,718      $ 14,738,320      $ 14,334,973      $ 10,524,848
                                              ------------      ------------      ------------      ------------
End of period                                 $ 32,424,861      $ 34,935,718      $ 14,584,704      $ 14,334,973
                                              ============      ============      ============      ============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $    122,425      $    198,789      $    155,154      $    109,343
                                              ============      ============      ============      ============


110  The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Pioneer International                  Pioneer Small Cap Value                 Pioneer Small Company
        Value VCT Portfolio                        VCT Portfolio                          VCT Portfolio

   Six Months                               Six Months                              Six Months
     Ended               Year                 Ended              Year                 Ended             Year
    6/30/04              Ended               6/30/04            Ended                6/30/04            Ended
  (unaudited)          12/31/03            (unaudited)         12/31/03            (unaudited)        12/31/03
 $    148,350       $    136,624          $    (36,044)     $       2,125         $    (28,055)     $     (9,162)
    2,304,027           (857,791)              866,110           (334,168)             403,595          (296,269)
   (1,644,228)         6,236,488               514,407          3,353,942              313,827         2,171,849
 ------------       ------------          ------------      -------------         ------------      ------------
 $    808,149       $  5,515,321          $  1,344,473      $   3,021,899         $    689,367      $  1,866,418
 ------------       ------------          ------------      -------------         ------------      ------------
 $   (113,572)      $   (146,246)         $         --      $          --         $         --      $         --
       (8,890)                (4)                   --                 --                   --                --
           --                 --                    --                 --                   --                --
           --                 --                    --                 --                   --                --
           --                 --                    --                 --                   --                --
           --                 --                    --                 --                   --                --
 ------------       ------------          ------------      -------------         ------------      ------------
 $   (122,462)      $   (146,250)         $         --      $          --         $         --      $         --
 ------------       ------------          ------------      -------------         ------------      ------------
 $  2,046,605       $ 39,187,523          $  6,450,844      $  15,752,093         $  2,429,035      $  6,156,243
      122,459            146,246                    --                 --                   --                --
   (2,526,547)       (42,386,651)           (2,046,639)       (10,568,904)          (1,705,541)       (3,911,566)
 ------------       ------------          ------------      -------------         ------------      ------------
 $   (357,483)      $ (3,052,882)         $  4,404,205      $   5,183,189         $    723,494      $  2,244,677
 ------------       ------------          ------------      -------------         ------------      ------------
 $    328,204       $  2,316,189          $  5,748,678      $   8,205,088         $  1,412,861      $  4,111,095
 ------------       ------------          ------------      -------------         ------------      ------------
 $ 23,587,510       $ 21,271,321          $ 14,808,299      $   6,603,211         $ 10,970,529      $  6,859,434
 ------------       ------------          ------------      -------------         ------------      ------------
 $ 23,915,714       $ 23,587,510          $ 20,556,977      $  14,808,299         $ 12,383,390      $ 10,970,529
 ============       ============          ============      =============         ============      ============
 $    148,255       $    122,367          $    (32,380)     $       3,664         $    (26,069)     $      1,986
 ============       ============          ============      =============         ============      ============


The accompanying notes are an integral part of these financial statements.  111

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       Pioneer Mid Cap                      Pioneer Growth
                                                     Value VCT Portfolio                 Shares VCT Portfolio

                                                Six Months                            Six Months
                                                   Ended              Year              Ended              Year
                                                  6/30/04             Ended            6/30/04            Ended
                                                (unaudited)         12/31/03         (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $   1,141,737      $   1,803,484      $      2,672      $    (20,270)
Net realized gain (loss) on investments          31,570,054          6,004,760         1,809,705        (3,697,565)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    7,930,499         75,230,670        (2,214,548)       11,680,101
                                              -------------      -------------      ------------      ------------
  Net increase (decrease) in net assets
    resulting from operations                 $  40,642,290      $  83,038,914      $   (402,171)     $  7,962,266
                                              -------------      -------------      ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $    (711,725)     $    (438,494)     $         --      $     (4,477)
 Class II                                        (1,067,643)          (236,135)               --                --
Net realized gain
 Class I                                         (1,863,831)                --                --                --
 Class II                                        (3,740,321)                --                --                --
Tax return of capital
 Class I                                                 --                 --                --                --
 Class II                                                --                 --                --                --
                                              -------------      -------------      ------------      ------------
  Total distributions to shareowners          $  (7,383,520)     $    (674,629)     $         --      $     (4,477)
                                              -------------      -------------      ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $ 196,943,386      $ 161,143,658      $  3,453,095      $  4,104,812
Reinvestment of distributions                     7,383,520            674,611                --             4,477
Cost of shares repurchased                      (20,342,972)       (44,550,616)       (3,287,636)       (8,277,302)
                                              -------------      -------------      ------------      ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $ 183,983,934      $ 117,267,653      $    165,459      $ (4,168,013)
                                              -------------      -------------      ------------      ------------
 Net increase (decrease) in net assets        $ 217,242,704      $ 199,631,938      $   (236,712)     $  3,789,776
                                              -------------      -------------      ------------      ------------
NET ASSETS:
Beginning of period                           $ 381,357,171      $ 181,725,233      $ 38,798,342      $ 35,008,566
                                              -------------      -------------      ------------      ------------
End of period                                 $ 598,599,875      $ 381,357,171      $ 38,561,630      $ 38,798,342
                                              =============      =============      ============      ============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $   1,141,650      $   1,779,281      $      2,672      $         --
                                              =============      =============      ============      ============


112  The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Pioneer Real Estate                          Pioneer Fund                            Pioneer Equity
       Shares VCT Portfolio                        VCT Portfolio                         Income VCT Portfolio

   Six Months                               Six Months                               Six Months
      Ended              Year                  Ended              Year                  Ended              Year
     6/30/04            Ended                 6/30/04            Ended                 6/30/04            Ended
   (unaudited)         12/31/03             (unaudited)         12/31/03             (unaudited)         12/31/03
  $  1,504,481      $   3,062,870         $   1,162,625      $   2,086,873         $   2,519,044      $   4,413,641
     3,075,780           (474,302)           (1,307,686)        (8,525,302)             (626,853)          (634,370)
       359,869         15,553,008             5,111,020         49,662,141             6,585,509         34,115,732
  ------------      -------------         -------------      -------------         -------------      -------------
  $  4,940,130      $  18,141,576         $   4,965,959      $  43,223,712         $   8,477,700      $  37,895,003
  ------------      -------------         -------------      -------------         -------------      -------------
  $   (637,400)     $  (1,422,912)        $    (793,149)     $  (1,580,150)        $  (1,543,147)     $  (3,313,897)
      (859,854)        (1,519,594)             (445,384)          (520,900)             (583,520)          (860,942)
            --                 --                    --                 --                    --                 --
            --                 --                    --                 --                    --                 --
            --                 --                    --                 --                    --                 --
            --                 --                    --                 --                    --                 --
  ------------      -------------         -------------      -------------         -------------      -------------
  $ (1,497,254)     $  (2,942,506)        $  (1,238,533)     $  (2,101,050)        $  (2,126,667)     $  (4,174,839)
  ------------      -------------         -------------      -------------         -------------      -------------
  $  7,974,724      $   9,753,610         $  33,243,901      $  58,651,489         $  23,048,590      $  52,433,019
     1,497,254          2,942,506             1,238,553          2,101,050             2,126,667          4,174,840
    (9,831,522)       (17,969,003)          (20,190,548)       (37,658,369)          (17,557,375)       (34,680,633)
  ------------      -------------         -------------      -------------         -------------      -------------
  $   (359,544)     $  (5,272,887)        $  14,291,886      $  23,940,170         $   7,617,882      $  21,927,226
  ------------      -------------         -------------      -------------         -------------      -------------
  $  3,083,332      $   9,926,183         $  18,019,312      $  64,216,832         $  13,968,915      $  55,647,390
  ------------      -------------         -------------      -------------         -------------      -------------
  $ 71,783,967      $  61,857,784         $ 242,327,053      $ 178,110,221         $ 215,988,883      $ 160,341,493
  ------------      -------------         -------------      -------------         -------------      -------------
  $ 74,867,299      $  71,783,967         $ 260,346,365      $ 242,327,053         $ 229,957,798      $ 215,988,883
  ============      =============         =============      =============         =============      =============
  $    160,542      $     153,315         $     (75,908)     $          --         $   1,549,361      $   1,156,984
  ============      =============         =============      =============         =============      =============


The accompanying notes are an integral part of these financial statements.  113

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Pioneer                         Pioneer High Yield
                                                   Balanced VCT Portfolio                   VCT Portfolio

                                                Six Months                           Six Months
                                                  Ended              Year              Ended              Year
                                                 6/30/04             Ended            6/30/04             Ended
                                               (unaudited)         12/31/03         (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $    383,664       $    718,572      $   2,612,398     $   4,106,902
Net realized gain (loss) on investments            934,310            336,352          3,020,965         1,124,588
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    (500,826)         5,309,842         (6,002,478)       10,301,474
                                              ------------       ------------      -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations                 $         --       $  6,364,766      $    (369,115)    $  15,532,964
                                              ------------       ------------      -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $   (353,982)      $   (800,491)     $  (1,887,530)    $  (3,817,405)
 Class II                                          (47,983)           (20,067)          (724,685)         (279,944)
Net realized gain
 Class I                                                --                 --           (265,040)               --
 Class II                                               --                 --           (135,300)               --
Tax return of capital
 Class I                                                --                 --                 --                --
 Class II                                               --                 --                 --                --
                                              ------------       ------------      -------------     -------------
  Total distributions to shareowners          $   (401,965)      $   (820,558)     $  (3,012,555)    $  (4,097,349)
                                              ------------       ------------      -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  4,614,728       $  4,068,440      $  40,007,704     $  45,609,360
Reinvestment of distributions                      401,960            820,551          2,994,517         4,059,022
Cost of shares repurchased                      (5,240,015)        (9,119,455)       (27,753,753)      (18,254,761)
                                              ------------       ------------      -------------     -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $   (223,327)      $ (4,230,464)     $  15,248,468     $  31,413,621
                                              ------------       ------------      -------------     -------------
 Net increase (decrease) in net assets        $    191,856       $  1,313,744      $  11,866,798     $  42,849,236
                                              ------------       ------------      -------------     -------------
NET ASSETS:
Beginning of period                           $ 44,162,373       $ 42,848,629      $  84,187,757     $  41,338,521
                                              ------------       ------------      -------------     -------------
End of period                                 $ 44,354,229       $ 44,162,373      $  96,054,555     $  84,187,757
                                              ============       ============      =============     =============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $     (5,493)      $     12,808      $      42,466     $      42,283
                                              ============       ============      =============     =============


114  The accompanying notes are an integral part of these financial statements.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        Pioneer Strategic                            Pioneer America                              Pioneer Money
       Income VCT Portfolio                        Income VCT Portfolio                        Market VCT Portfolio

   Six Months                                 Six Months                                   Six Months
     Ended              Year                     Ended               Year                    Ended              Year
    6/30/04             Ended                   6/30/04             Ended                   6/30/04             Ended
  (unaudited)         12/31/03                (unaudited)          12/31/03               (unaudited)         12/31/03
 $    782,989       $  1,068,721            $     954,928       $   2,011,935            $      75,041     $     277,950
      412,997            713,901                  (18,903)            193,917                       --             2,354
   (1,168,647)         1,695,515                 (878,602)         (1,192,882)                      --                --
 ------------       ------------            -------------       -------------            -------------     -------------
 $     27,339       $  3,478,137            $      57,423       $   1,012,960            $      75,041     $     280,304
 ------------       ------------            -------------       -------------            -------------     -------------
 $   (586,082)      $ (1,087,224)           $  (1,275,683)      $  (2,321,232)           $     (78,951)    $    (277,950)
     (212,869)           (52,386)                (149,828)            (26,127)                      --                --
     (294,735)                --                       --                  --                       --                --
     (171,204)                --                       --                  --                       --                --
           --                 --                       --                  --                       --                --
           --                 --                       --                  --                       --                --
 ------------       ------------            -------------       -------------            -------------     -------------
 $ (1,264,890)      $ (1,139,610)           $  (1,425,511)      $  (2,347,359)           $     (78,951)    $    (277,950)
 ------------       ------------            -------------       -------------            -------------     -------------
 $ 11,917,524       $ 11,160,025            $   6,288,054       $  10,875,454            $  11,576,926     $  27,291,288
    1,239,783          1,105,582                1,425,494           2,347,346                   56,332           277,946
   (3,666,138)        (6,320,659)             (10,954,747)        (34,276,542)             (17,186,820)      (52,356,043)
 ------------       ------------            -------------       -------------            -------------     -------------
 $  9,491,169       $  5,944,948            $  (3,241,200)      $ (21,053,742)           $  (5,553,562)    $ (24,786,809)
 ------------       ------------            -------------       -------------            -------------     -------------
 $  8,253,618       $  8,283,475            $  (4,609,288)      $ (22,388,136)           $  (5,557,472)    $ (24,784,455)
 ------------       ------------            -------------       -------------            -------------     -------------
 $ 22,975,849       $ 14,692,374            $  47,162,638       $  69,550,779            $  34,736,238     $  59,520,693
 ------------       ------------            -------------       -------------            -------------     -------------
 $ 31,229,467       $ 22,975,849            $  42,553,350       $  47,162,643            $  29,178,766     $  34,736,238
 ============       ============            =============       =============            =============     =============
 $    136,607       $    152,569            $    (239,082)      $     231,501            $          --     $          --
 ============       ============            =============       =============            =============     =============


The accompanying notes are an integral part of these financial statements.  115

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Variable Contracts Trust (the Trust) is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the "Portfolios", individually the "Portfolio") as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
     (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)(Class II shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
     Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
     Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
     Growth Portfolio) (Class II shares only)

Portfolio shares may be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial statements of Value Portfolio, Papp America Pacific Rim Portfolio, Papp Small & Mid Cap Growth Portfolio and Oak Ridge Large Cap Growth Portfolio and the Class II financial highlights of all the Portfolios are presented in separate books.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio is to seek long-term capital growth. Small Company Portfolio, Small Cap Value Portfolio, Mid-Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   price on the principal exchange where they traded, are determined as of such times.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   The Portfolios also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At June 30, 2004, there were no fair valued securities except as follows. All securities that trade in foreign markets whose closing prices are as of times prior to the close of the New York Stock Exchange ("NYSE") and that are held by Emerging markets Portfolio, Europe Portfolio and International Value Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

   Temporary cash investments and securities held by any Portfolio are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses from sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Emerging Markets, International Value and Europe Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts.

   High Yield and Strategic Income Portfolios invest in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

   Small capitalization stocks, while offering the potential for higher returns, such as those in Small Company and Small Cap Value Portfolio may be subject to greater short-term price fluctuations than securities of larger companies.

B. Futures Contracts

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the

-----------------------------------------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts        Settlement                        Unrealized
Portfolio                           Type         Long/(Short)          Month         Market Value     Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------
Small Cap Value Portfolio       Russell 2000           4          September 2004      $1,184,700        $55,372
-----------------------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk such as the changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolios' hedging and trading strategies and potentially result in a loss. As of June 30, 2004, open contracts are shown in the table at the bottom of the preceding page.

C. Foreign Currency Translation

   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2004, no such taxes were paid. In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. Any estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. Any estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of June 30, 2004, the Portfolios had no reserves related to taxes on capital gains. Except that Emerging Markets Portfolio had a reserve of $86,981 for the taxes on the repatriation of foreign currencies.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, certain Portfolios had capital loss carryforwards as follows:

--------------------------------------------------------------------------------
                                                                      Small
Fiscal       Emerging                            International         Cap
Year          Markets            Europe              Value            Value
Ending       Portfolio          Portfolio          Portfolio        Portfolio
--------------------------------------------------------------------------------
2003        $       --         $        --        $        --      $        --
2004        $       --         $        --        $        --      $        --
2005        $       --         $        --        $        --      $        --
2006        $       --         $        --        $        --      $        --
2007        $       --         $        --        $ 2,465,434      $        --
2008        $1,376,025         $   837,566        $        --      $        --
2009        $5,058,209         $ 4,365,566        $ 7,057,019      $        --
2010        $1,176,783         $ 1,896,288        $ 5,309,516      $   508,141
2011        $       --         $   783,043        $ 2,130,998      $     5,487
            --------------------------------------------------------------------
Total       $7,611,017         $ 7,882,463        $16,962,967      $   513,628
            ====================================================================
                                                    Real
Fiscal         Small             Growth             Estate
Year         Company             Shares             Shares            Fund
Ending       Portfolio          Portfolio          Portfolio        Portfolio
--------------------------------------------------------------------------------
2003        $        --        $        --        $        --      $        --
2004        $        --        $        --        $        --      $        --
2005        $        --        $        --        $        --      $        --
2006        $        --        $        --        $        --      $        --
2007        $        --        $        --        $ 2,238,480      $        --
2008        $        --        $ 4,132,928        $   619,294      $        --
2009        $    92,858        $ 9,820,202        $        --      $ 6,699,261
2010        $   235,402        $19,245,183        $        --      $14,227,957
2011        $   284,913        $ 7,319,241        $   453,069      $13,017,527
            --------------------------------------------------------------------
Total       $   613,173        $40,517,554        $ 3,310,843      $33,944,745
            ====================================================================
Fiscal        Equity                                America            Money
Year          Income            Balanced             Income           Market
Ending       Portfolio          Portfolio          Portfolio         Portfolio
--------------------------------------------------------------------------------
2003        $        --        $        --        $        --      $        --
2004        $        --        $        --        $        --      $        --
2005        $        --        $        --        $        --      $        --
2006        $        --        $   985,646        $        --      $        --
2007        $        --        $        --        $        --      $        --
2008        $        --        $        --        $   382,424      $        --
2009        $ 6,328,025        $        --        $        --      $     2,813
2010        $ 6,407,206        $ 2,699,582        $        --      $        --
2011        $ 2,620,426        $ 2,590,145        $   435,523      $        --
            --------------------------------------------------------------------
Total       $15,355,657        $ 6,275,373        $   817,947      $     2,813
            ====================================================================
--------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   The following Portfolios elected to defer capital and/or currency losses recognized between November 1, 2003 and December 31, 2003 to their fiscal year ending December 31, 2004.

--------------------------------------------------------------------------------
Portfolio                              Capital Losses       Currency Losses
--------------------------------------------------------------------------------
 Europe Portfolio                         $  49,695           $    --
 Growth Shares Portfolio                     85,372                --
 America Income Portfolio                    54,391                --
 Money Market Portfolio                         246                --
--------------------------------------------------------------------------------

   The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis. The tax character of current year distributions will be determined at the end of the current fiscal year.

-------------------------------------------------------------------------------------------------------------------------------
                                               Pioneer                                          Pioneer             Pioneer
                                               Emerging              Pioneer                 International         Small Cap
                                               Markets                Europe                     Value               Value
                                            VCT Portfolio         VCT Portfolio              VCT Portfolio       VCT Portfolio
                                                 2003                  2003                      2003                2003
-------------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                           $    86,319          $    45,689                $     146,250          $         --
 Long-Term capital gain                             --                   --                           --                    --
                                           -----------------------------------------------------------------------------------
                                           $    86,319          $    45,689                $     146,250          $         --
 Return of Capital                                  --                   --                           --                    --
                                           -----------------------------------------------------------------------------------
  Total distributions                      $    86,319          $    45,689                $     146,250          $         --
                                           -----------------------------------------------------------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income             $   261,372          $   104,830                $     122,367          $      3,397
 Undistributed long-term gain/
  (capital loss carryforward)               (7,611,017)          (7,882,463)                 (16,962,967)             (513,628)
 Unrealized appreciation (depreciation)     10,070,794            1,929,468                    4,820,918             2,079,176
                                           -----------------------------------------------------------------------------------
  Total                                    $ 2,721,149          $(5,848,165)               $ (12,019,682)         $  1,568,945
                                           ===================================================================================
                                             Pioneer               Pioneer                    Pioneer               Pioneer
                                              Small                Mid Cap                    Growth              Real Estate
                                             Company                Value                     Shares                Shares
                                          VCT Portfolio         VCT Portfolio              VCT Portfolio         VCT Portfolio
                                               2003                  2003                       2003                 2003
-------------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                           $        --          $   674,629                $       4,477          $  2,171,485*
 Long-Term capital gain                             --                   --                           --                    --
                                           -----------------------------------------------------------------------------------
                                           $        --          $   674,629                $       4,477          $  2,171,485
 Return of Capital                                  --                   --                           --               771,021
                                           -----------------------------------------------------------------------------------
  Total distributions                      $        --          $   674,629                $       4,477          $  2,942,906
                                           ===================================================================================
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income             $        --          $ 3,095,345                $          --          $         --
 Undistributed long-term gain/
  (capital loss carryforward)                 (613,173)           4,286,038                  (40,517,554)           (2,665,210)
 Unrealized appreciation (depreciation)      1,184,269           66,304,827                    1,561,822            16,408,604
                                           -----------------------------------------------------------------------------------
  Total                                    $   571,096          $73,686,210                $ (38,955,732)         $ 13,743,394
                                           ===================================================================================

-------------------------------------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                     Pioneer
                                             Pioneer                  Equity                     Pioneer             Pioneer
                                              Fund                    Income                     Balanced          High Yield
                                          VCT Portfolio           VCT Portfolio               VCT Portfolio       VCT Portfolio
                                              2003                     2003                        2003               2003
-------------------------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                          $  2,101,050             $  4,174,839                $   820,558           $4,097,349
 Long-Term capital gain                             --                       --                         --                   --
                                          -------------------------------------------------------------------------------------
                                          $  2,101,050             $  4,174,839                $   820,558           $4,097,349
 Return of Capital                                  --                       --                         --                   --
                                          -------------------------------------------------------------------------------------
  Total distributions                     $  2,101,050             $  4,174,839                $   820,558           $4,097,349
                                          -------------------------------------------------------------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income            $         --             $     82,058                $       400           $   42,283
 Undistributed long-term gain/
  (capital loss carryforward)              (33,944,745)             (15,355,657)                (6,275,373)             400,214
 Unrealized appreciation (depreciation)     21,657,159               36,385,549                  4,497,980            6,810,410
                                          -------------------------------------------------------------------------------------
  Total                                   $(12,287,586)            $ 21,111,950                $(1,776,993)          $7,252,907
                                          =====================================================================================
                                           Pioneer                  Pioneer                      Pioneer
                                           Strategic                America                      Money
                                            Income                  Income                       Market
                                         VCT Portfolio           VCT Portfolio               VCT Portfolio
                                             2003                     2003                         2003
------------------------------------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                          $1,139,610               $2,347,359                   $277,950
 Long-Term capital gain                           --                       --                         --
                                          ------------------------------------------------------------------
                                          $1,139,610               $2,347,359                   $277,950
 Return of Capital                                --                       --                         --
                                          ------------------------------------------------------------------
  Total distributions                     $1,139,610               $2,347,359                   $277,950
                                          ------------------------------------------------------------------
 Distributable Earnings
  (Accumulated Losses):
 Undistributed ordinary income            $  380,350               $  422,952                   $     --
 Undistributed long-term gain/
  (capital loss carryforward)                212,557                 (817,947)                    (2,813)
 Unrealized appreciation (depreciation)    2,119,373                1,046,300                         --
                                          ------------------------------------------------------------------
  Total                                   $2,712,280               $  651,305                     (2,813)
                                          ==================================================================

-------------------------------------------------------------------------------------------------------------------------------

* Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Prior to June 30, 2004, Real Estate Shares Portfolio has reclassified $21,639 to decrease net unrealized gain on investments, $6,268 to decrease accumulated undistributed net realized gain on investments and $27,907 to increase paid-in capital. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

F. Portfolio Shares

   The Portfolios record sales and repurchases of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004.

   Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of share based on their respective percentage of adjusted net assets at the beginning of the day. High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. Securities Lending

   The Portfolios lend securities in their portfolios to certain broker-dealers or other institutional investors, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolios also continue to receive interest or dividends on the securities loaned, and gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Portfolios. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolios have the right under the lending agreements to recover the securities on loan from the borrower on demand. The Portfolios invest cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Portfolios' custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreements at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolios, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

-----------------------------------------------------------------------------
                                             Management Fee as a Percentage
                                              of each Portfolio's Average
Portfolio                                           Daily Net Assets
-----------------------------------------------------------------------------
 Emerging Markets Portfolio                               1.15%
 Europe Portfolio                                         1.00%
 International Value Portfolio                            1.00%
 Small Cap Value Portfolio                                0.75%
 Small Company Portfolio                                  0.75%
 Mid Cap Value Portfolio                                  0.65%
 Growth Shares Portfolio                                  0.70%
 Real Estate Shares Portfolio                             0.80%
 Fund Portfolio                                           0.65%
 Equity Income Portfolio                                  0.65%
 Balanced Portfolio                                       0.65%
 High Yield Portfolio                                     0.65%
 Strategic Income Portfolio                               0.65%
 America Income Portfolio                                 0.55%
 Money Market Portfolio                                   0.50%
-----------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios through June 30, 2004 to the extent necessary to limit expenses of Class I shares (Class II shares in the case of High Yield and Value Portfolios) to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

--------------------------------------------------------------------------------
                                                  Expense Limitation as a
                                               Percentage of each Portfolio's
Portfolio                                         Average Daily Net Assets
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                                1.75%
 Europe Portfolio                                          1.50%
 Small Cap Value Portfolio                                 1.25%
 Small Company Portfolio                                   1.25%
 High Yield Portfolio                                      1.30%
 Strategic Income Portfolio                                1.25%
--------------------------------------------------------------------------------


The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolio) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). PIM may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class
II) shares would otherwise be less than the expense limitation of the class. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced. At June 30, 2004, $7,270 was reimbursed by High Yield Portfolio under this arrangement and is included in miscellaneous expense.

The Expense limit agreement for Emerging Markets, Europe and Strategic Income Portfolios does not provide for the expense reimbursement described above. There can be no assurance that Pioneer will extend any expense limitation beyond June 30, 2004.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2004, the following amounts were payable to PIM related to management fees, administrative fees and certain other services and are included in due to affiliates:

--------------------------------------------------------------------------------
Portfolio                                                         Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                                     $ 22,079
 Europe Portfolio                                                  9,045
 International Value Portfolio                                    23,315
 Small Cap Value Portfolio                                         5,022
 Small Company Portfolio                                           9,419
 Mid Cap Value Portfolio                                         352,423
 Growth Shares Portfolio                                          26,397
 Real Estate Shares Portfolio                                     55,958
 Fund Portfolio                                                  159,258
 Equity Income Portfolio                                         141,022
 Balanced Portfolio                                               27,997
 High Yield Portfolio                                             56,197
 Strategic Income Portfolio                                       19,621
 America Income Portfolio                                         22,840
 Money Market Portfolio                                           16,894
--------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts of transfer agent fees payable to PIMSS are included in due to affiliates at June 30, 2004:

--------------------------------------------------------------------------------
Portfolio                                                          Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                                         $258
 Europe Portfolio                                                    258
 International Value Portfolio                                       259
 Small Cap Value Portfolio                                           255
 Small Company Portfolio                                             255
 Mid Cap Value Portfolio                                             258
 Growth Shares Portfolio                                             258
 Real Estate Shares Portfolio                                        257
 Fund Portfolio                                                      257
 Equity Income Portfolio                                             258
 Balanced Portfolio                                                  259
 High Yield Portfolio                                                255
 Strategic Income Portfolio                                          258
 America Income Portfolio                                            258
 Money Market Portfolio                                              129
--------------------------------------------------------------------------------

4. Distribution Plans

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with each Portfolio's Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at June 30, 2004:

--------------------------------------------------------------------------------
Portfolio                                                           Amount
--------------------------------------------------------------------------------
 Emerging Markets Portfolio                                        $ 5,719
 Europe Portfolio                                                    1,376
 International Value Portolio                                          464
 Small Cap Value Portfolio                                           1,279
 Small Company Portfolio                                             1,951
 Mid Cap Value Portfolio                                            87,247
 Growth Shares Portfolio                                             1,232
 Real Estate Shares Portfolio                                       10,106
 Fund Portfolio                                                     25,055
 Equity Income Portfolio                                            16,162
 Balanced Portfolio                                                  1,429
 High Yield Portfolio                                                6,455
 Strategic Income Portfolio                                          2,418
 America Income Portfolio                                            1,534
--------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

-------------------------------------------------------------------------------------------------------
                                                                                           Net
                                                       Gross             Gross         Appreciation/
Portfolio                            Tax Cost       Appreciation      Depreciation    (Depreciation)
-------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio        $26,991,159     $  5,927,418      $  (764,796)      $ 5,162,622
 Europe Portfolio                   13,022,731        1,297,351          (46,764)        1,250,587
 International Value Portfolio      21,445,638        3,451,463         (271,433)        3,180,030
 Small Cap Value Portfolio          16,492,152        2,915,941         (355,296)        2,560,645
 Small Company Portfolio            11,106,049        1,913,795         (404,481)        1,509,314
 Mid Cap Value Portfolio           549,097,482      120,657,540      (46,417,744)       74,239,796
 Growth Shares Portfolio            39,045,156        1,123,103       (1,775,829)         (652,726)
 Real Estate Shares Portfolio       56,411,455       16,815,051         (327,181)       16,487,870
 Fund Portfolio                    234,084,454       39,850,461      (13,082,282)       26,768,179
 Equity Income Portfolio           190,169,874       47,191,020       (4,219,962)       42,971,058
 Balanced Portfolio                 39,521,844        4,458,969         (461,815)        3,997,154
 High Yield Portfolio               96,881,771        3,691,838       (2,883,906)          807,932
 Strategic Income Portfolio         29,602,495        1,359,738         (429,477)          930,261
 America Income Portfolio           43,414,254          391,118         (223,425)          167,693
 Money Market Portfolio             33,763,137               --               --                --
-------------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were as follows:

--------------------------------------------------------------------------------
Portfolio                                  Purchases               Sales
--------------------------------------------------------------------------------
 Emerging Markets Portfolio               $ 10,761,173         $ 12,315,024
 Europe Portfolio                            5,352,378            5,238,860
 International Value Portfolio              21,825,171           21,914,026
 Small Cap Value Portfolio                   7,241,266            3,313,196
 Small Company Portfolio                     3,888,393            2,470,587
 Mid Cap Value Portfolio                   343,646,689          167,846,365
 Growth Shares Portfolio                    39,697,597           38,914,354
 Real Estate Shares Portfolio               17,444,652           15,240,948
 Fund Portfolio                             50,667,140           30,168,567
 Equity Income Portfolio                    27,101,040           19,453,205
 Balanced Portfolio                          4,672,761            5,692,754
 High Yield Portfolio                       47,769,685           31,032,220
 Strategic Income Portfolio                 14,699,615            6,400,106
 America Income Portfolio                           --                   --
 Money Market Portfolio                    417,166,777          416,535,000
--------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the six months ended June 30, 2004, were as follows:

--------------------------------------------------------------------------------
Portfolio                                     Purchases              Sales
--------------------------------------------------------------------------------
 Balanced Portfolio                          $3,231,879          $ 1,924,745
 Strategic Income Portfolio                     192,761              398,065
 America Income Portfolio                     5,943,558           10,883,367
 Money Market Portfolio                              --                   --
--------------------------------------------------------------------------------

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows for the six months ended June 30, 2004 and the fiscal year ended December 31, 2003:

-------------------------------------------------------------------------------------------
                                  '04 Shares     '04 Amount     '03 Shares      '03 Amount
-------------------------------------------------------------------------------------------
 Emerging Markets Portfolio
 CLASS I:
 Shares sold                         46,186     $   815,949       143,611      $ 1,837,255
 Reinvestment of distributions        3,952          63,595         2,017           25,338
 Shares repurchased                 (87,603)     (1,501,936)     (195,769)      (2,390,909)
                                   -------------------------------------------------------
  Net increase (decrease)           (37,465)    $  (622,392)      (50,141)        (528,316)
                                   =======================================================
 CLASS II:
 Shares sold                        255,499     $ 4,444,409     1,162,017      $14,523,321
 Reinvestment of distributions       12,278         196,317         4,838           60,429
 Shares repurchased                (260,491)     (4,507,420)     (435,883)      (5,671,239)
                                   -------------------------------------------------------
  Net increase (decrease)             7,286     $   133,306       730,972      $ 8,912,511
                                   =======================================================
 Europe Portfolio
 CLASS I:
 Shares sold                         13,195     $   121,336        59,876      $   462,031
 Reinvestment of distributions        7,232          65,952         4,817           36,322
 Shares repurchased                (110,796)     (1,006,213)     (308,777)      (2,225,749)
                                   -------------------------------------------------------
  Net increase (decrease)           (90,369)    $  (818,925)     (244,084)     $(1,727,396)
                                   =======================================================
 CLASS II:
 Shares sold                        176,925     $ 1,591,957       836,602      $ 6,040,092
 Reinvestment of distributions        4,343          38,910         1,262            9,637
 Shares repurchased                 (70,861)       (637,962)     (547,441)      (3,887,768)
                                   -------------------------------------------------------
  Net increase (decrease)           110,407     $   992,905       290,423      $ 2,161,691
                                   =======================================================
 International Value Portfolio:
 CLASS I:
 Shares sold                         82,417     $   841,974       148,266      $ 1,260,116
 Reinvestment of distributions       10,994         113,572        17,452          146,246
 Shares repurchased                (234,008)     (2,386,367)     (658,580)      (5,442,461)
                                   -------------------------------------------------------
  Net increase (decrease)          (140,597)    $(1,430,821)     (492,862)     $(4,036,099)
                                   =======================================================
 CLASS II:
 Shares sold                        113,388     $ 1,204,631       108,723      $   993,224
 Reinvestment of distributions          862           8,887            --               --
 Shares repurchased                 (13,519)       (140,180)       (1,092)         (10,007)
                                   -------------------------------------------------------
  Net increase (decrease)           105,731     $ 1,073,338       107,631      $   983,217
                                   =======================================================

-------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   '04 Shares     '04 Amount       '03 Shares       '03 Amount
------------------------------------------------------------------------------------------------
 Small Cap Value Portfolio
 CLASS I:
 Shares sold                         239,892     $  3,132,677       1,276,588      $ 13,058,675
 Reinvestment of distributions            --               --              --                --
 Shares repurchased                 (126,447)      (1,650,422)     (1,028,432)      (10,409,382)
                                   ------------------------------------------------------------
  Net increase (decrease)            113,445     $  1,482,255         248,156      $  2,649,293
                                   ============================================================
 CLASS II:
 Shares sold                         255,800     $  3,318,167         235,328      $  2,693,418
 Reinvestment of distributions            --               --              --                --
 Shares repurchased                  (29,908)        (396,217)        (14,089)         (159,522)
                                   ------------------------------------------------------------
  Net increase (decrease)            225,892     $  2,921,950         221,239      $  2,533,896
                                   ============================================================
 Small Company Portfolio
 CLASS I:
 Shares sold                          26,644     $    310,139         286,397      $  2,774,242
 Reinvestment of distributions            --               --              --                --
 Shares repurchased                  (71,189)        (828,339)       (324,514)       (3,132,628)
                                   ------------------------------------------------------------
  Net increase (decrease)            (44,545)    $   (518,200)        (38,117)     $   (358,386)
                                   ============================================================
 CLASS II:
 Shares sold                         180,783     $  2,118,896         328,726      $  3,382,001
 Reinvestment of distributions            --               --              --                --
 Shares repurchased                  (74,557)        (877,202)        (80,215)         (778,938)
                                   ------------------------------------------------------------
  Net increase (decrease)            106,226     $  1,241,694         248,511      $  2,603,063
                                   ============================================================
 Mid Cap Value Portfolio
 CLASS I:
 Shares sold                       1,350,399     $ 28,801,387       2,677,744      $ 46,157,551
 Reinvestment of distributions       117,892        2,575,556          26,084           438,476
 Shares repurchased                 (746,981)     (15,842,125)     (2,465,836)      (40,592,863)
                                   ------------------------------------------------------------
  Net increase (decrease)            721,400     $ 15,534,818         237,992      $  6,003,164
                                   ============================================================
 CLASS II:
 Shares sold                       7,925,107     $168,141,999       6,515,291      $114,986,107
 Reinvestment of distributions       221,974        4,807,964          93,450            14,131
 Shares repurchased                 (214,474)      (4,500,847)     (1,080,224)         (249,002)
                                   ------------------------------------------------------------
  Net increase (decrease)          7,932,607     $168,449,116       6,280,420      $111,264,489
                                   ============================================================
 Growth Shares Portfolio
 CLASS I:
 Shares sold                          50,359     $    618,962          91,892      $  1,012,931
 Reinvestment of distributions            --               --             403             4,477
 Shares repurchased                 (251,629)      (3,068,841)       (731,375)       (7,757,809)
                                   ------------------------------------------------------------
  Net increase (decrease)           (201,270)    $ (2,449,879)       (639,080)     $ (6,740,401)
                                   ============================================================
 CLASS II:
 Shares sold                         233,502     $  2,834,133         271,796      $  3,091,881
 Reinvestment of distributions            --               --              --                --
 Shares repurchased                  (18,080)        (218,795)        (46,885)         (519,493)
                                   ------------------------------------------------------------
  Net increase (decrease)            215,422     $  2,615,338         224,911      $  2,572,388
                                   ============================================================

------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                   '04 Shares     '04 Amount      '03 Shares        '03 Amount
------------------------------------------------------------------------------------------------
 Real Estate Shares Portfolio
 CLASS I:
 Shares sold                          46,990     $    914,044        153,884       $  2,545,266
 Reinvestment of distributions        31,935          637,400         87,137          1,422,912
 Shares repurchased                 (246,506)      (4,641,798)      (588,199)        (9,201,017)
                                   ------------------------------------------------------------
  Net increase (decrease)           (167,581)    $ (3,090,354)      (347,178)      $ (5,232,839)
                                   ============================================================
 CLASS II:
 Shares sold                         367,646     $  7,060,680        424,038       $  7,208,344
 Reinvestment of distributions        43,174          859,854         92,474          1,519,594
 Shares repurchased                 (278,022)      (5,189,724)      (578,790)        (8,767,986)
                                   ------------------------------------------------------------
  Net increase (decrease)            132,798     $  2,730,810        (62,278)      $    (40,048)
                                   ============================================================
 Fund Portfolio
 CLASS I:
 Shares sold                         184,697     $  3,484,043        519,126       $  8,479,870
 Reinvestment of distributions        42,211          793,149         94,945          1,580,150
 Shares repurchased                 (628,636)     (11,825,399)    (1,616,113)       (25,564,887)
                                   ------------------------------------------------------------
  Net increase (decrease)           (401,728)    $ (7,548,207)    (1,002,042)      $(15,504,867)
                                   ============================================================
 CLASS II:
 Shares sold                       1,580,694     $ 29,759,858      3,031,681       $ 50,171,619
 Reinvestment of distributions        23,726          445,384         30,685            520,900
 Shares repurchased                 (443,565)      (8,365,149)      (747,392)       (12,093,482)
                                   ------------------------------------------------------------
  Net increase (decrease)          1,160,855     $ 21,840,093      2,314,974       $ 38,599,037
                                   ============================================================
 Equity Income Portfolio
 CLASS I:
 Shares sold                         537,739     $  9,891,118      1,544,529       $ 24,668,979
 Reinvestment of distributions        84,147        1,543,147        204,954          3,313,898
 Shares repurchased                 (694,977)     (12,774,712)    (1,964,325)       (30,892,038)
                                   ------------------------------------------------------------
  Net increase (decrease)            (73,091)    $ (1,340,447)      (214,842)      $ (2,909,161)
                                   ============================================================
 CLASS II:
 Shares sold                         712,923     $ 13,157,472      1,723,515       $ 27,764,040
 Reinvestment of distributions        31,627          583,520         52,432            860,942
 Shares repurchased                 (261,146)      (4,782,663)      (242,114)        (3,788,595)
                                   ------------------------------------------------------------
  Net increase (decrease)            483,404     $  8,958,329      1,533,833       $ 24,836,387
                                   ============================================================
 Balanced Portfolio
 CLASS I:
 Shares sold                          64,930     $    924,475         58,603       $    777,329
 Reinvestment of distributions        25,041          353,982         60,877            800,492
 Shares repurchased                 (339,465)      (4,804,032)      (705,902)        (9,066,098)
                                   ------------------------------------------------------------
  Net increase (decrease)           (249,494)    $ (3,525,575)      (586,422)      $ (7,488,277)
                                   ============================================================
 CLASS II:
 Shares sold                         260,134     $  3,690,253        244,252       $  3,291,111
 Reinvestment of distributions         3,399           47,978          1,455             20,059
 Shares repurchased                  (30,909)        (435,983)        (3,966)           (53,357)
                                   ------------------------------------------------------------
  Net increase (decrease)            232,624     $  3,302,248        241,741       $  3,257,813
                                   ============================================================

------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                    '04 Shares      '04 Amount       '03 Shares        '03 Amount
---------------------------------------------------------------------------------------------------
 High Yield Portfolio
 CLASS I:
 Shares sold                         1,201,971     $ 13,743,588       2,515,726       $  26,817,319
 Reinvestment of distributions         187,908        2,134,532         357,809           3,779,086
 Shares repurchased                 (1,508,494)     (17,051,802)     (1,491,103)        (15,895,254)
                                   ----------------------------------------------------------------
  Net increase (decrease)             (118,615)    $ (1,173,682)      1,382,432       $  14,701,151
                                   ================================================================
 CLASS II:
 Shares sold                         2,297,852     $ 26,264,116       1,708,526       $  18,792,041
 Reinvestment of distributions          75,932          859,985          25,089             279,936
 Shares repurchased                   (972,496)     (10,701,951)       (221,726)         (2,359,507)
                                   ----------------------------------------------------------------
  Net increase (decrease)            1,401,288     $ 16,422,150       1,511,889       $  16,712,470
                                   ================================================================
 Strategic Income Portfolio
 CLASS I:
 Shares sold                           276,859     $  3,041,159         712,653       $   7,385,764
 Reinvestment of distributions          79,451          855,733         100,561           1,053,192
 Shares repurchased                   (273,985)      (2,992,605)       (579,108)         (6,045,569)
                                   ----------------------------------------------------------------
  Net increase (decrease)               82,325     $    904,287         234,106       $   2,393,387
                                   ================================================================
 CLASS II:
 Shares sold                           813,612     $  8,876,365         353,538       $   3,774,292
 Reinvestment of distributions          35,881          384,050           4,862              52,365
 Shares repurchased                    (61,738)        (673,533)        (25,608)           (275,096)
                                   ----------------------------------------------------------------
  Net increase (decrease)              787,755     $  8,586,882         332,792       $   3,551,561
                                   ================================================================
 America Income Portfolio
 CLASS I:
 Shares sold                           168,394     $  1,696,627         711,258       $   8,118,733
 Reinvestment of distributions         124,770        1,275,682         221,712           2,321,232
 Shares repurchased                 (1,059,762)     (10,858,369)     (3,202,256)        (34,132,706)
                                   ----------------------------------------------------------------
  Net increase (decrease)             (766,598)    $ (7,886,060)      2,269,286         (23,692,741)
                                   ================================================================
 CLASS II:
 Shares sold                           449,092     $  4,591,427         265,643       $   2,756,721
 Reinvestment of distributions          14,695          149,812           2,521              26,114
 Shares repurchased                     (9,832)         (96,378)        (13,939)           (143,836)
                                   ----------------------------------------------------------------
  Net increase (decrease)              454,405     $  4,644,861         254,225       $   2,638,999
                                   ================================================================
 Money Market Portfolio
 CLASS I:
 Shares sold                        11,576,927     $ 11,576,926      27,291,288       $  27,291,288
 Reinvestment of distributions          56,332           56,332         277,946             277,946
 Shares repurchased                (17,186,821)     (17,186,820)    (52,356,043)        (52,356,043)
                                   ----------------------------------------------------------------
  Net increase (decrease)           (5,553,562)    $ (5,553,562)    (24,786,809)      $ (24,786,809)
                                   ================================================================

---------------------------------------------------------------------------------------------------

Pioneer Variable Contracts Trust                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
8. Forward Foreign Currency Contracts

During the six months ended June 30, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of June 30, 2004, the Portfolios' open portfolio hedges were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                   Contracts to        In Exchange      Settlement                                 Net
Portfolio                            Deliver               For             Date            Value         Unrealized Gain (Loss)
--------------------------------------------------------------------------------------------------------------------------------
 Strategic Income Portfolio       EURO (970,000)       $(1,176,610)      7/21/04        $(1,182,307)             $ 5,697
 Strategic Income Portfolio       EURO (118,399)       $  (143,014)       7/2/04        $  (144,459)             $ 1,445
 Strategic Income Portfolio       NOK (500,000)        $    72,171        7/6/04        $    72,192              $   (21)
 Strategic Income Portfolio       NOK (1,000,000)      $   143,014        7/2/04        $   144,473              $(1,459)
--------------------------------------------------------------------------------------------------------------------------------

Outstanding forward currency settlement contracts as of June 30, 2004 were as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                                        Net
                                              Gross             Settlement            Gross         Receivable/
Portfolio                                   Receivable             Date              Payable         (Payable)
-----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                 $ (22,235)            7/1/04            $ (22,235)        $    --
 Emerging Markets Portfolio                 $  21,527             7/1/04            $  21,485         $    42
 Emerging Markets Portfolio                 $  (3,613)            7/1/04            $  (3,623)        $   (10)
 Europe Portfolio                           $ (39,985)            7/1/04            $ (40,379)        $  (394)
 Europe Portfolio                           $  42,274             7/1/04            $  42,317         $   (43)
 International Value Portfolio              $(215,870)            7/1/04            $(218,202)        $(2,332)
 International Value Portfolio              $ (61,833)            7/1/04            $ (61,783)        $    50
 International Value Portfolio              $ 150,662             7/1/04            $ 151,021         $  (359)
 International Value Portfolio              $(177,285)            7/1/04            $(178,089)        $  (804)
 International Value Portfolio              $ (28,328)            7/1/04            $ (28,528)        $  (200)
 International Value Portfolio              $ 104,214             7/1/04            $ 103,313         $   901
 International Value Portfolio              $(220,184)            7/1/04            $(220,185)        $    (1)
 International Value Portfolio              $ 121,036             7/1/04            $ 121,403         $  (367)
-----------------------------------------------------------------------------------------------------------------

[Pioneer Investments Logo]


Pioneer Variable Contracts Trust


Issuer
Allmerica Financial Life Insurance and Annuity Company, Contract Form A3025-96 In New York and Hawaii, issued by First Allmerica Financial Life Insurance Company, Contract Form A3025-96 GRC


General Distributor
Veravest Investments, Inc.
400 Lincoln Street
Worcester, MA 01653

                                                                   16059-00-0804


                                                                  [PIONEER LOGO]
                                                                  PIONEER
                                                                  Investments(R)


                        PIONEER VARIABLE CONTRACTS TRUST
                  Pioneer Fund VCT Portfolio -- Class II Shares



                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update       2

  Portfolio Management Discussion        3

  Schedule of Investments                4

  Financial Statements                   8

  Notes to Financial Statements         12

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[REPRESENTATION OF PIE CHART]

U.S. Common Stocks                                 94.7%
Depositary Receipts for International Stocks        3.5%
International Common Stocks                         1.8%

Sector Distribution
(As a percentage of equity holdings)

[REPRESENTATION OF PIE CHART]

Financials                    17.1%
Information Technology        13.9%
Consumer Discretionary        13.0%
Health Care                   12.5%
Industrials                   12.3%
Consumer Staples              11.9%
Energy                         8.2%
Materials                      5.7%
Telecommunication Services     3.3%
Utilities                      2.1%

Five Largest Holdings
(As a percentage of equity holdings)

1.   ChevronTexaco Corp.           2.17%
2.   Exxon Mobil Corp.             2.11
3.   McGraw-Hill Co., Inc.         1.93
4.   Target Corp.                  1.85
5.   SBC Communications, Inc.      1.71

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $ 18.94           $ 18.66


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.080       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[REPRESENTATION OF LINE CHART]

                                           Pioneer Fund VCT
                        S&P 500                Portfolio
10/97                    10000                   10000
                         10643                   10545
12/98                    13686                   13257
                         16565                   15312
12/00                    15060                   15561
                         13275                   13836
12/02                    10342                   11173
                         13306                   13791
6/04                     13764                   14058

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             5.24%
(10/31/97)
5 Years                                                                  -0.82%
1 Year                                                                   17.55%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results.
Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey, reviews the investment environment and the performance of Pioneer Fund VCT Portfolio over the six months ended June 30, 2004.

Q: How did the Portfolio perform over the first six months of 2004?

A: Class II shares of Pioneer Fund VCT Portfolio recorded a positive total return of 1.93% at net asset value in the six months ended June 30, 2004. Pioneer Fund VCT Portfolio lagged the Standard & Poor's 500 Index, which showed a total return of 3.44% over the same period. While the mild returns might suggest a calm market, the reality was a market of sharp contrasts. With reference to performance of the respective sectors in the S&P 500, information technology, the darling of investors in 2003, barely moved, with a gain of 0.44% for the period, while energy, industrials and consumer staples advanced, respectively, 12.97%, 7.42%, and 6.12%. Investors appeared to be "rotating" out of more highly priced stocks and into shares more moderately priced, with dividends and steadier earnings outlooks.

Q: Please discuss the Portfolio's performance versus the S&P 500 Index.

A: Our underperformance versus the S&P was attributable mainly to our stock holdings in four sectors: information technology, materials, industrials and telecommunications services. Our strongest positive contributors were our investments in consumer discretionary, consumer staples and health care. Taking first the negative contributors, our technology holdings showed an overall decline of 1.59% versus the S&P sector gain of 0.44%. The main culprits were our positions in Texas Instruments, Novellus Systems, Synopsys and Nokia. After analyzing the different situations, we retained shares in Texas Instruments and Nokia, but liquidated our positions in Novellus and Synopsys. With regard to materials, where again we showed a negative return (3.80%) versus a slight positive return (0.71%) for the S&P sector, the largest factor was our position in Rio Tinto. In the case of the materials, we believe that the fundamentals are strong for the group looking out at least over the next couple of years and that it was mainly "profit taking" behind the weak share prices. Perhaps, too, there was some concern about a potential slow-down in the Chinese economy, which has been a prime user of many raw materials as that country rapidly industrializes. Following our evaluation of the "pros and cons," we retained Rio Tinto, a prominent worldwide mining company, as well as our shares of other companies in the sector.

   Industrials presented a mixed picture, with our investments rising 5.13% versus an increase for the sector of 7.42%. We had very good performance from our railroad holding Norfolk Southern, but our capital-goods stocks were more sluggish. Finally, in telecomm services, we did not own AT&T Wireless, which received a premium take-over bid, but instead owned BellSouth and SBC Communications, the companies in the joint venture, Cingular, that made the bid. BellSouth and SBC both declined as investors worried that they "overpaid."

   On the bright side, we had some nice gains from stocks in consumer discretionary, consumer staples and health care. They were, respectively, John Wiley & Sons, publisher of scientific and technical books and journals and also owner of the "For Dummies" imprint; Colgate-Palmolive, major brand in toothpaste; and Becton Dickinson, provider of medical supplies including disposable syringes.

Q: What changes have you made to the Portfolio so far this year?

A: We were fairly active during the six months, adding 18 positions and eliminating 18. The combined effect of securities transactions and market fluctuations produced overall increases for our weightings in the energy, consumer discretionary, consumer staples, health care and financials sectors; overall decreases for our weightings in industrials and information technology; and no meaningful change for our weightings in materials, telecommunications services and utilities. In energy, we initiated positions in Apache, British Petroleum, Pioneer Natural Resources and Occidental Petroleum and sold positions in Transocean, Royal Dutch Petroleum, and Shell Transport & Trading. We believed that Transocean was fairly valued, and in the cases of Royal Dutch and the allied Shell Transport we had developed reservations about management in the wake of significant downward revisions in oil and gas reserves estimates. On the other hand, we thought that prospects were positive for the companies we added and that the larger number of holdings would provide the portfolio with more diversification.

   In consumer discretionary we invested in three companies we thought were poised to do better with the stronger economy, Ford Motor, Liz Claiborne, and Walt Disney, and sold two stocks that had been longer-term disappointments, Dow Jones and Eastman Kodak. We also added Clorox, formulator of bleaches and other household cleansers, and Estee Lauder, cosmetics manufacturer, in consumer staples. Our health care additions were among our most significant and included equipment makers Guidant and St. Jude Medical, distributor Cardinal Health, and generic-drug companies Barr Pharmaceuticals and Mylan Laboratories.

   One of our purchases in financials proved to be particularly well timed, as SouthTrust, a regional bank headquartered in Birmingham, Alabama, received a generous acquisition offer from another bank, Wachovia, not long after we had bought it. Another entry we made to the portfolio was U.S. Bancorp, based in Minneapolis, Minnesota. In other sectors, we bought, in materials, Ecolab, supplier of industrial and institutional cleaning chemicals, and, in information technology, Apple Computer, survivor, against all odds, in the personal-computer business as well as innovative producer of the very hot iPod digital-music player.

   Along with the seven names already mentioned in energy and consumer discretionary and (above) in information technology, we deleted the following: Boeing, Lockheed Martin, Robert Half, Union Pacific, Medco Health Solutions, Bank of America, Electronics Data Systems, BMC Software, Cisco Systems, QUALCOMM and Altera. As always, we had a variety of reasons, in some instances recognizing difficulties for the companies that appeared beyond a reasonable time horizon in their resolution, in other instances seeing a fully valued stock relative to identifiable earnings power, and in still other cases just thinking we had more attractive alternatives.

Q: What is your outlook on the stock market and economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil and raw-materials prices, as well as the prospect of rising wages with growth in employment, provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the impressive comparisons.

   The market to us remains attractive, even if more moderately attractive than it was in early 2003 when prices were much lower and the economy was still just poised for its rebound rather than underway with the rebound as it is currently. We see especially good values, however, among the good companies with good long-term records in which we like to invest on your behalf and which were relatively neglected by investors up until recently.

   Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. So our intention is, as always, to stay invested over the coming months, and years, and to stay invested in the solid kinds of companies we always aim to own in your Portfolio. Thank you for your support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                 Value
                  COMMON STOCKS - 96.5%
                  Energy - 7.9%
                  Integrated Oil & Gas - 5.9%
      16,643      BP Amoco Plc (A.D.R.)               $    891,566
      57,921      ChevronTexaco Corp.                    5,450,945
      24,727      ConocoPhillips                         1,886,423
     119,280      Exxon Mobil Corp.                      5,297,224
      36,993      Occidental Petroleum Corp.             1,790,831
                                                      ------------
                                                      $ 15,316,989
                                                      ------------
                  Oil & Gas Drilling - 0.9%
      42,044      Smith International, Inc.*          $  2,344,373
                                                      ------------
                  Oil & Gas Exploration & Production - 1.1%
      18,971      Apache Corp.                        $    826,187
      57,988      Pioneer Natural Resources Co.          2,034,219
                                                      ------------
                                                      $  2,860,406
                                                      ------------
                  Total Energy                        $ 20,521,768
                                                      ------------
                  Materials - 5.5%
                  Aluminum - 0.6%
      46,252      Alcoa, Inc.                         $  1,527,704
                                                      ------------
                  Commodity Chemicals - 1.1%
      23,113      Air Products & Chemicals, Inc.      $  1,212,277
      38,676      E.I. du Pont de Nemours and Co.        1,717,988
                                                      ------------
                                                      $  2,930,265
                                                      ------------
                  Diversified Chemical - 0.4%
      18,467      PPG Industries, Inc.                $  1,154,003
                                                      ------------
                  Diversified Metals & Mining - 2.5%
      32,924      Phelps Dodge Corp.*                 $  2,551,939
     164,111      Rio Tinto Plc                          3,949,666
                                                      ------------
                                                      $  6,501,605
                                                      ------------
                  Paper Products - 0.5%
      43,199      Meadwestvaco Corp.                  $  1,269,619
                                                      ------------
                  Specialty Chemicals - 0.4%
      32,149      Ecolab, Inc.                        $  1,019,123
                                                      ------------
                  Total Materials                     $ 14,402,319
                                                      ------------
                  Capital Goods - 7.4%
                  Aerospace & Defense - 1.5%
      38,908      General Dynamics Corp.              $  3,863,564
                                                      ------------
                  Electrical Components & Equipment - 0.7%
      18,467      Emerson Electric Co.                $  1,173,578
      26,633      General Electric Co.                     862,909
                                                      ------------
                                                      $  2,036,487
                                                      ------------

      Shares                                                 Value
                  Industrial Conglomerates - 2.8%
      20,674      Illinois Tool Works, Inc.           $  1,982,430
      45,528      Johnson Controls, Inc.                 2,430,285
      31,359      United Technologies Corp.              2,868,721
                                                      ------------
                                                      $  7,281,436
                                                      ------------
                  Industrial Machinery - 2.4%
      33,682      Caterpillar, Inc.                   $  2,675,698
      50,290      Deere & Co.                            3,527,341
                                                      ------------
                                                      $  6,203,039
                                                      ------------
                  Total Capital Goods                 $ 19,384,526
                                                      ------------
                  Commercial Services & Supplies - 1.0%
                  Office Services & Supplies - 1.0%
      47,154      Canon, Inc. (A.D.R.)                $  2,518,023
                                                      ------------
                  Total Commercial Services &
                  Supplies                            $  2,518,024
                                                      ------------
                  Transportation - 3.4%
                  Airlines - 0.9%
     137,864      Southwest Airlines Co.              $  2,311,979
                                                      ------------
                  Railroads - 2.0%
      40,302      Burlington Northern, Inc.           $  1,413,391
     146,340      Norfolk Southern Corp.                 3,880,937
                                                      ------------
                                                      $  5,294,328
                                                      ------------
                  Trucking - 0.5%
      16,958      United Parcel Service               $  1,274,733
                                                      ------------
                  Total Transportation                $  8,881,040
                                                      ------------
                  Automobiles & Components - 2.3%
                  Automobile Manufacturers - 2.3%
     208,966      Ford Motor Corp.                    $  3,270,318
      46,602      PACCAR, Inc.                           2,702,450
                                                      ------------
                                                      $  5,972,768
                                                      ------------
                  Total Automobiles & Components      $  5,972,768
                                                      ------------
                  Media - 6.2%
                  Advertising - 1.0%
      35,541      Omnicom Group                       $  2,697,206
                                                      ------------
                  Movies & Entertainment - 0.4%
      34,933      The Walt Disney Co.                 $    890,442
                                                      ------------
                  Publishing - 4.8%
      46,390      Elsevier NV                         $    652,795
      40,418      Gannett Co.                            3,429,467
     113,495      John Wiley & Sons, Inc.                3,631,840
      63,415      McGraw-Hill Co., Inc.                  4,855,687
                                                      ------------
                                                      $ 12,569,789
                                                      ------------
                  Total Media                         $ 16,157,437
                                                      ------------

4   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                  Value
                  Retailing - 4.1%
                  Apparel Retail - 0.3%
      19,973      Liz Claiborne, Inc.                  $    718,629
                                                       ------------
                  Department Stores - 0.6%
      53,341      May Department Stores Co.            $  1,466,344
                                                       ------------
                  General Merchandise Stores - 2.1%
      29,152      Family Dollar Stores, Inc.           $    886,804
     109,408      Target Corp.                            4,646,558
                                                       ------------
                                                       $  5,533,362
                                                       ------------
                  Home Improvement Retail - 0.8%
      39,604      Lowe's Companies, Inc.               $  2,081,190
                                                       ------------
                  Specialty Stores - 0.3%
      25,229      Barnes & Noble, Inc.*                $    857,281
                                                       ------------
                  Total Retailing                      $ 10,656,806
                                                       ------------
                  Food & Drug Retailing - 3.5%
                  Drug Retail - 1.6%
     112,775      Walgreen Co.                         $  4,083,583
                                                       ------------
                  Food Distributors - 1.3%
      12,492      Cardinal Health, Inc.                $    875,065
      68,293      Sysco Corp.                             2,449,670
                                                       ------------
                                                       $  3,324,735
                                                       ------------
                  Hypermarkets & Supercenters - 0.6%
      30,854      Wal-Mart Stores, Inc.                $  1,627,857
                                                       ------------
                  Total Food & Drug Retailing          $  9,036,175
                                                       ------------
                  Food, Beverage & Tobacco - 4.7%
                  Packaged Foods & Meats - 3.6%
      70,267      Campbell Soup Co.                    $  1,888,777
      36,702      General Mills, Inc.                     1,744,446
      45,065      Hershey Foods Corp.                     2,085,158
      59,465      H.J. Heinz Co., Inc.                    2,331,028
      61,629      Sara Lee Corp.                          1,416,851
                                                       ------------
                                                       $  9,466,260
                                                       ------------
                  Soft Drinks - 1.1%
      53,078      PepsiCo, Inc.                        $  2,859,843
                                                       ------------
                  Total Food, Beverage & Tobacco       $ 12,326,103
                                                       ------------
                  Household & Personal Products - 3.3%
                  Household Products - 3.3%
      12,405      Clorox Co.                           $    667,141
      53,543      Colgate-Palmolive Co.                   3,129,588
      19,005      Estee Lauder Co.                          927,064
      70,848      Procter & Gamble Co.                    3,856,965
                                                       ------------
                                                       $  8,580,758
                                                       ------------
                  Total Household & Personal
                  Products                             $  8,580,758
                                                       ------------

      Shares                                                  Value
                  Health Care Equipment & Services - 5.9%
                  Health Care Distributors - 2.4%
      47,967      Abbott Laboratories                  $  1,955,135
      75,610      Johnson & Johnson                       4,211,477
                                                       ------------
                                                       $  6,166,612
                                                       ------------
                  Health Care Equipment - 2.7%
      58,653      Becton, Dickinson & Co.              $  3,038,225
      35,076      Biomet, Inc.                            1,558,777
      26,639      Guidant Corp.                           1,488,587
      13,291      St. Jude Medical, Inc.*                 1,005,464
                                                       ------------
                                                       $  7,091,053
                                                       ------------
                  Managed Health Care - 0.8%
      20,042      United Healthcare Group, Inc.        $  1,247,615
       7,549      Wellpoint Health Networks, Inc.*          845,563
                                                       ------------
                                                       $  2,093,178
                                                       ------------
                  Total Health Care Equipment &
                  Services                             $ 15,350,843
                                                       ------------
                  Pharmaceuticals & Biotechnology - 6.1%
                  Pharmaceuticals - 6.1%
      33,785      Barr Laboratorie, Inc.*              $  1,138,555
      35,772      Eli Lilly & Co.                         2,500,821
      55,400      Merck & Co., Inc.                       2,631,500
      67,544      Mylan Laboratories, Inc.                1,367,766
      45,761      Novartis AG (A.D.R.)                    2,036,364
      62,253      Pfizer, Inc.                            2,134,033
      15,214      Roche Holdings AG (A.D.R.)*             1,508,088
     145,764      Schering-Plough Corp.                   2,693,719
                                                       ------------
                                                       $ 16,010,846
                                                       ------------
                  Total Pharmaceuticals &
                  Biotechnology                        $ 16,010,846
                                                       ------------
                  Banks - 7.4%
                  Diversified Banks - 2.2%
      32,784      Charter One Financial, Inc.          $  1,448,725
      85,656      U.S. Bancorp                            2,360,679
      35,519      Wells Fargo & Co.                       2,032,752
                                                       ------------
                                                       $  5,842,156
                                                       ------------
                  Regional Banks - 4.2%
      28,340      First Horizon National Corp.         $  1,288,620
     114,053      National City Corp.                     3,992,996
      38,351      SouthTrust Corp.                        1,488,402
      47,329      SunTrust Banks, Inc.                    3,075,912
      19,396      Zions Bancorporation                    1,191,884
                                                       ------------
                                                       $ 11,037,814
                                                       ------------
                  Thrifts & Mortgage Finance - 1.0%
      64,028      Washington Mutual, Inc.              $  2,474,042
                                                       ------------
                  Total Banks                          $ 19,354,012
                                                       ------------

The accompanying notes are an integral part of these financial statements.    5

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

      Shares                                                    Value
                  Diversified Financials - 5.6%
                  Asset Management & Custody Banks - 3.8%
      52,067      The Bank of New York Co., Inc.         $  1,534,935
      37,051      Federated Investors Inc.                  1,124,127
      62,368      State Street Corp.                        3,058,527
      81,766      T. Rowe Price Associates, Inc.            4,121,006
                                                         ------------
                                                         $  9,838,595
                                                         ------------
                  Consumer Finance - 0.8%
      38,211      American Express Co.                   $  1,963,281
                                                         ------------
                  Investment Banking & Brokerage - 1.0%
      49,593      Merrill Lynch & Co., Inc.              $  2,677,030
                                                         ------------
                  Total Diversified Financials           $ 14,478,906
                                                         ------------
                  Insurance - 3.5%
                  Multi - Line Insurance - 1.0%
      37,283      American International Group, Inc.     $  2,657,532
                                                         ------------
                  Property & Casualty Insurance - 2.5%
      46,109      Chubb Corp.                            $  3,143,712
      26,583      Safeco Corp.                              1,169,652
      52,652      St. Paul Travelers Companies, Inc.        2,134,512
                                                         ------------
                                                         $  6,447,876
                                                         ------------
                  Total Insurance                        $  9,105,408
                                                         ------------
                  Software & Services - 4.7%
                  Application Software - 2.4%
      35,888      Adobe Systems, Inc.                    $  1,668,792
     119,628      Microsoft Corp.                           3,416,576
      26,017      Symantec Corp.*                           1,139,024
                                                         ------------
                                                         $  6,224,392
                                                         ------------
                  Data Processing & Outsourced Services - 2.3%
      39,373      Automatic Data Processing, Inc.        $  1,648,941
      32,311      Computer Sciences Corp.*                  1,500,200
      21,836      DST Systems, Inc.*                        1,050,093
      25,494      Fiserv, Inc.*                               991,462
      32,184      SunGard Data Systems, Inc.*                 836,784
                                                         ------------
                                                         $  6,027,480
                                                         ------------
                  Total Software & Services              $ 12,251,872
                                                         ------------
                  Technology Hardware & Equipment - 5.4%
                  Communications Equipment - 2.0%
     182,952      Motorola, Inc.                         $  3,338,874
     128,455      Nokia Corp (A.D.R.)                       1,867,736
                                                         ------------
                                                         $  5,206,610
                                                         ------------

      Shares                                                    Value
                  Computer Hardware - 3.4%
      17,403      Apple Computer, Inc.*                  $    566,294
      60,976      Dell, Inc.*                               2,184,160
      22,881      Diebold, Inc.                             1,209,718
      72,740      Hewlett-Packard Co.                       1,534,814
      24,634      IBM Corp.*                                2,171,487
     252,670      Sun Microsystems, Inc.*                   1,096,588
                                                         ------------
                                                         $  8,763,061
                                                         ------------
                  Total Technology Hardware &
                  Equipment                              $ 13,969,671
                                                         ------------
                  Semiconductors - 3.4%
                  Semiconductor Equipment - 0.9%
     120,790      Applied Materials, Inc.*               $  2,369,900
                                                         ------------
                  Semiconductors - 2.5%
     126,597      Intel Corp.                            $  3,494,077
     118,406      Texas Instruments, Inc.                   2,863,057
                                                         ------------
                                                         $  6,357,134
                                                         ------------
                  Total Semiconductors                   $  8,727,034
                                                         ------------
                  Telecommunication Services - 3.2%
                  Integrated Telecommunication Services - 3.2%
      18,815      Alltel Corp.                           $    952,415
     116,841      BellSouth Corp.                           3,063,571
     176,887      SBC Communications, Inc.                  4,289,510
                                                         ------------
                                                         $  8,305,496
                                                         ------------
                  Total Telecommunication Services       $  8,305,496
                                                         ------------
                  Utilities - 2.0%
                  Electric Utilities - 1.3%
      26,945      American Electric Power Co., Inc.      $    862,240
      29,268      Consolidated Edison, Inc.                 1,163,696
      46,790      Southern Co.                              1,363,929
                                                         ------------
                                                         $  3,389,865
                                                         ------------
                  Gas Utilities - 0.6%
      22,532      KeySpan Energy Corp. (a)               $    826,924
      31,011      Vectren Corp.                               778,065
                                                         ------------
                                                         $  1,604,989
                                                         ------------
                  Water Utilities - 0.1%
      14,953      Aqua America, Inc.                     $    299,808
                                                         ------------
                  Total Utilities                        $  5,294,662
                                                         ------------
                  TOTAL COMMON STOCKS
                  (Cost $224,336,202)                    $251,286,474
                                                         ------------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
      Amount                                                    Value
                TEMPORARY CASH INVESTMENTS - 3.7%
                Repurchase Agreement - 3.4%
 $ 8,800,000    UBS Warburg, Inc., 1.25%,
                dated 6/30/04, repurchase price of
                $8,800,000 plus accrued interest on
                7/1/04 collateralized by $8,068,000
                U.S. Treasury Bill, 7.0%, 7/15/06        $  8,800,000
                                                         ------------

     Shares
               Security Lending Collateral - 0.3%
    766,159    Securities Lending
               Investment Fund, 1.29%                    $    766,159
                                                         ------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $9,566,159)                         $  9,566,159
                                                         ------------
               TOTAL INVESTMENT IN
               SECURITIES - 100.2%
               (Cost $233,902,361) (a)                   $260,852,633
                                                         ------------
               OTHER ASSETS AND
               LIABILITIES - (0.2)%                      $   (506,268)
                                                         ------------
               TOTAL NET ASSETS - 100.0%                 $260,346,365
                                                         ============

*        Non-income producing security.
(A.D.R.) American Depositary Receipt
(a)      At June 30, 2004, the following securities were out on loan:

         Shares     Description            Market Value
         20,707     KeySpan Energy Corp.     $751,043


The accompanying notes are an integral part of these financial statements.    7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months        Year       Year        Year     5/1/00 (a)
                                                                        Ended          Ended      Ended       Ended         to
Class II                                                               6/30/04        12/31/03   12/31/02    12/31/01    12/31/00
Net asset value, beginning of period                                   $  18.66       $ 15.25    $ 19.05     $ 22.65     $23.28
                                                                       --------       -------    -------     -------     ------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.07       $  0.14    $  0.13     $  0.14     $ 0.12
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    0.29          3.42      (3.78)      (2.59)     (0.45)
                                                                       --------       -------    -------     -------     ------
  Net increase (decrease) from investment operations                   $   0.36       $  3.56    $ (3.65)    $ (2.45)    $(0.33)
Distributions to shareowners:
 Net investment income                                                    (0.08)        (0.15)     (0.15)      (0.13)     (0.17)
 Net realized gain                                                           --            --         --       (1.02)     (0.13)
                                                                       --------       -------    -------     -------     ------
Net increase (decrease) in net asset value                             $   0.28       $  3.41    $ (3.80)    $ (3.60)    $(0.63)
                                                                       --------       -------    -------     -------     ------
Net asset value, end of period                                         $  18.94       $ 18.66    $ 15.25     $ 19.05     $22.65
                                                                       ========       =======    =======     =======     ======
Total return*                                                              1.93%        23.44%    (19.25)%    (11.09)%    (1.61)%
Ratio of net expenses to average net assets+                               0.96%**       1.00%      1.06%       1.04%      0.93%**
Ratio of net investment income (loss) to average net assets+               0.78%**       0.87%      0.84%       0.49%      0.47%**
Portfolio turnover rate                                                      25%**         11%        11%          7%        19%**
Net assets, end of period (in thousands)                               $110,781       $87,488    $36,218     $12,674     $2,894
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              0.96%**       1.00%      1.06%       1.04%      0.93%**
 Net investment income (loss)                                              0.78%**       0.87%      0.84%       0.49%      0.47%**

(a)  Class 2 shares were first publicly offered on May 1, 2000.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**   Annualized.
 +   Ratios with no reduction for fees paid indirectly.

8  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     Pioneer
                                                                                      Fund
                                                                                  VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $751,043)
   (Cost $233,902,361)                                                            $260,852,633
 Cash                                                                                   63,820
 Foreign currencies, at value                                                               --
 Receivables --
   Investment securities sold                                                               --
   Fund shares sold                                                                    150,340
   Dividends, interest and foreign taxes withheld                                      264,315
 Other                                                                                     622
                                                                                  ------------
      Total assets                                                                $261,331,730
                                                                                  ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                $         --
   Fund shares repurchased                                                              14,838
   Dividends                                                                                --
   Upon return for securities loaned                                                   766,159
   Forward foreign currency portfolio hedge contracts, open -- net                          --
 Due to bank                                                                                --
 Due to affiliates                                                                     184,570
 Accrued expenses                                                                       19,798
 Other                                                                                      --
                                                                                  ------------
      Total liabilities                                                           $    985,365
                                                                                  ------------
NET ASSETS:
 Paid-in capital                                                                  $268,906,525
 Accumulated net investment income (loss)                                              (75,908)
 Accumulated undistributed net realized gain (loss)                                (35,434,524)
 Net unrealized gain (loss) on:
   Investments                                                                      26,950,272
   Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                                     --
                                                                                  ------------
      Total net assets                                                            $260,346,365
                                                                                  ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                     $149,564,869
 Shares outstanding                                                                  7,879,911
                                                                                  ------------
   Net asset value per share                                                      $      18.98
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                     $110,781,496
 Shares outstanding                                                                  5,850,266
                                                                                  ------------
 Net asset value per share                                                        $      18.94


The accompanying notes are an integral part of these financial statements.    9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Pioneer
                                                                Fund
                                                            VCT Portfolio

                                                             Six Months
                                                                Ended
                                                               6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $19,683)       $ 2,102,920
 Interest                                                        57,470
 Income on securities loaned, net                                 7,876
 Other                                                               --
                                                            -----------
  Total investment income                                   $ 2,168,266

EXPENSES:
 Management fees                                            $   811,005
 Transfer agent fees                                              1,223
 Distribution fees (Class II)                                   123,119
 Administrative fees                                             15,324
 Custodian fees                                                  20,922
 Professional fees                                               26,346
 Printing                                                         3,962
 Fees and expenses of nonaffiliated trustees                         --
 Miscellaneous                                                    3,740
                                                            -----------
  Total expenses                                            $ 1,005,641
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                            --
                                                            -----------
  Net expenses                                              $ 1,005,641
    Net investment income (loss)                            $ 1,162,625

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                              $(1,304,040)
   Futures contracts                                                 --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies            (3,646)
                                                            -----------
                                                            $(1,307,686)
                                                            -----------
 Change in net unrealized gain or loss from:
   Investments                                              $ 5,111,020
   Futures contracts                                                 --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                --
                                                            -----------
                                                            $ 5,111,020
                                                            -----------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                          $ 3,803,334
                                                            ===========
 Net increase (decrease) in net assets resulting
 from operations                                            $ 4,965,959
                                                            ===========


10   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      Pioneer Fund
                                                     VCT Portfolio

                                               Six Months
                                                  Ended             Year
                                                 6/30/04           Ended
                                               (unaudited)        12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $  1,162,625      $  2,086,873
Net realized gain (loss) on investments         (1,307,686)       (8,525,302)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                   5,111,020        49,662,141
                                              ------------      ------------
  Net increase (decrease) in net assets
    resulting from operations                 $  4,965,959      $ 43,223,712
                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $   (793,149)     $ (1,580,150)
 Class II                                         (445,384)         (520,900)
Net realized gain
 Class I                                                --                --
 Class II                                               --                --
Tax return of capital
 Class I                                                --                --
 Class II                                               --                --
                                              ------------      ------------
  Total distributions to shareowners          $ (1,238,533)     $ (2,101,050)
                                              ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $ 33,243,901      $ 58,651,489
Reinvestment of distributions                    1,238,553         2,101,050
Cost of shares repurchased                     (20,190,548)      (37,658,369)
                                              ------------      ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $ 14,291,886      $ 23,940,170
                                              ------------      ------------
 Net increase (decrease) in net assets        $ 18,019,312      $ 64,216,832
                                              ------------      ------------
NET ASSETS:
Beginning of period                           $242,327,053      $178,110,221
                                              ------------      ------------
End of period                                 $260,346,365      $242,327,053
                                              ============      ============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $    (75,908)     $         --
                                              ============      ============


The accompanying notes are an integral part of these financial statements.   11

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Fund VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen seperarate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Fund Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004 there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Fund Portfolio had no open contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Fund VCT Portfolio had a capital loss carryforward of $33,944,745, of which the following amounts will expire between 2009 and 2011 if not utilized: $6,699,261 in 2009, $14,227,957 in
   2010 and $13,017,527 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

------------------------------------------------

                                      Pioneer
                                       Fund
                                   VCT Portfolio
                                       2003
                                  --------------
  Distributions paid from:
  Ordinary Income                  $  2,101,050
  Long- Term capital gain                    --
                                   ------------
                                   $  2,101,050
  Return of Capital                          --
                                   ------------
     Total distributions           $  2,101,050
                                   ============
  Distributable Earnings
     (Accumulated Losses):
  Undistributed ordinary income    $         --
  Undistributed long-term gain/
     (Capital loss carryforward)    (33,944,745)
  Unrealized appreciation
  (depreciation)                     21,657,159
                                   ------------
     Total                         $(12,287,586)
                                   ============

------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $159,258 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $257 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $25,055 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------
                                                                                 Net
                                           Gross             Gross          Appreication/
                        Tax Cost       Appreciation       Depreciation      (Depreciation)
----------------------------------------------------------------------------------------------
 Fund Portfolio      $234,084,454      $39,850,461       $ (13,082,282)      $26,768,179
                     ------------      -----------       -------------       -----------
----------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $50,667,140 and $30,168,567, respectively.

7. Capital Shares
At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

----------------------------------------------------------------------------------------------
Fund Portfolio                    '04 Shares      '04 Amount      '03 Shares       '03 Amount
----------------------------------------------------------------------------------------------

 CLASS II:
 Shares sold                         184,697    $  3,484,043         519,126     $  8,479,870
 Reinvestment of distributions        42,211         793,149          94,945        1,580,150
 Shares repurchased                 (628,636)    (11,825,399)     (1,616,113)     (25,664,887)
                                   ----------------------------------------------------------
  Net increase                      (401,728)   $ (7,548,207)     (1,156,042)    $(15,504,867)
                                   ==========================================================
 CLASS II:
 Shares sold                       1,580,694    $ 29,759,858       3,031,681     $ 50,171,619
 Reinvestment of distributions        23,726         445,384          30,685          520,900
 Shares repurchased                 (443,565)     (8,365,149)       (747,392)     (12,093,482)
                                   ----------------------------------------------------------
  Net increase                     1,160,855    $ 21,840,093       2,314,974     $ 38,599,037
                                   ==========================================================
-------------------------------------------------------------------------------------------------

[PIONEER LOGO]
PIONEER
Investments(R)


Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.


                                                                   16068-00-0804
                                                         [logo] Pioneer
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                                  Pioneer Value VCT Portfolio -- Class II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------


Pioneer Value VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   7
  Notes to Financial Statements         11

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                      92.3%
Depository Receipts for International Stocks             6.0%
International Common Stocks                              1.7%


Sector Distribution Portfolio
(As a percentage of equity holdings)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                              31.3%
Energy                                  12.4%
Industrials                             10.6%
Consumer Discretionary                   9.6%
Health Care                              9.1%
Information Technology                   7.7%
Consumer Staples                         6.1%
Telecommunication Services               6.1%
Materials                                5.9%
Utilities                                1.2%


Five Largest Holdings
(As a percentage of equity holdings)

  1.      Bank of America Corp.      4.90%
  2.      Citigroup, Inc.            4.73
  3.      Freddie Mac                3.43
  4.      HCA, Inc.                  2.50
  5.      Time Warner, Inc.          2.35

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                          6/30/04            5/1/03
Net Asset Value per Share                 $ 12.41           $ 10.00


Distributions per Share                  Short-Term        Long-Term
(5/1/03 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.010       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Value VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Russell 1000         Pioneer Value
               Value Index          VCT Portfolio
5/03            $10,000               $10,000
6/04             11,800                11,633

The Russell 1000 Value Index measures the performance of the value-oriented stocks in the Russell 1000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       20.40%
(5/1/03)

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In this semiannual report to shareowners, Portfolio Manager J. Rodman Wright describes the economic background and investment strategies that affected results for Pioneer Value VCT Portfolio over the first half of 2004.

Q. What was the investment background and how did the Portfolio perform during the period?
A. The market rode the momentum of economic recovery until the expansion's strength brought fears of inflation and higher interest rates, driving equity prices down. Stocks later rebounded on the basis of strong corporate earnings, but many companies remained cautious about future profits. That caution, coming atop high energy prices and fears of geopolitical disruptions, caused stocks to decline in May only to rebound in June. The net effect of the swings was to leave broad market indicators little changed from year-end levels.

   For the six months ending June 30, 2004, Class II shares of Pioneer Value VCT Portfolio returned 3.17% at net asset value. That result trailed the 3.94% return on the Russell 1000 Value Index, the Portfolio's benchmark, for the same period.

Q. Which sectors or stocks had a favorable impact on results?
A. Buyouts of two holdings boosted results in the first half of the year:
   Cingular's acquisition of AT&T Wireless was our biggest success story; and the merger of Charter One into Citizen's Bank was another. Good stock selection also aided results among other financial services companies. Mortgage lender Countrywide Financial enjoyed good business volume, both before interest rates began to rise and later, when eager homebuyers rushed to secure financing before borrowing costs moved even higher. Credit-card issuer Providian also contributed, as efforts by new management to correct the company's course began to pay off with a stronger balance sheet and increasing revenues. Strong earnings pushed shares of Bank of America higher, but Citigroup stock declined.

   Technology holdings were modest contributors overall. Shares of Motorola rose as the company returned to profitability. First Data, which processes credit card transactions, saw volumes increase with the recovering economy. Avoiding the weak semiconductor industry also aided returns. The Portfolio outperformed its benchmark in energy, with high oil prices aiding offshore driller Transocean as well as Conoco Phillips, an integrated energy company. Elsewhere, a rise in Pepsico's shares reflected continued growth in earnings and sales.

   Tyco International, an industrial conglomerate, continues to execute a successful turnaround strategy. Cost-cutting moves have proved effective and added to the bottom line. Tyco has also cut its debt load sharply and resolved outstanding regulatory concerns.

Q. What were some areas of disappointment?
A. Media stocks, including Clear Channel and Viacom, were weak. Advertising commitments, especially for radio, have failed to meet expectations despite the expanding economy, political campaigns and upcoming Olympics. We took advantage of the market's indifference to add to these positions.

   Freeport-McMoRan, which mines copper and gold, saw shares fall when gold prices retreated. Demand for copper, the larger part of Freeport's business, remained strong. HCA suffered with the rest of the hospital industry when the slow economy brought large numbers of uninsured patients to its emergency rooms, adding to uncollectable accounts. We bought additional shares when the price fell because the valuation was attractive and we expect revenues to stabilize in the economic recovery.

Q. What is your outlook for the months ahead?
A. We believe corporate earnings will continue to grow, a circumstance that normally favors stocks. But how much of that growth is already reflected in stock prices remains to be seen. In addition, the market seems likely to remain directionless as external variables such as Iraq, threats of terrorism and the presidential election play out. An up-and-down, uncertain market environment like this one tends to favor our value-focused, opportunistic style of stock picking.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                     Value
                  COMMON STOCKS - 98.5%
                  Energy - 12.2%
                  Integrated Oil & Gas - 5.8%
       1,005      BP Amoco Plc (A.D.R.)                   $     53,838
         783      ChevronTexaco Corp.                           73,688
       1,352      ConocoPhillips                               103,144
       1,389      Occidental Petroleum Corp.                    67,241
                                                          ------------
                                                          $    297,911
                                                          ------------
                  Oil & Gas Drilling - 2.9%
       2,070      ENSCO International, Inc.               $     60,237
         714      Nabors Industries, Inc. *                     32,287
       2,035      Transocean Offshore, Inc. *                   58,893
                                                          ------------
                                                          $    151,417
                                                          ------------
                  Oil & Gas Exploration & Production - 3.5%
         917      Anadarko Petroleum Corp.                $     53,736
       1,091      Devon Energy Corp.                            72,006
       2,027      Suncor Energy, Inc.                           51,911
                                                          ------------
                                                          $    177,653
                                                          ------------
                  Total Energy                            $    626,981
                                                          ------------
                  Materials - 5.9%
                  Commodity Chemicals - 1.0%
       1,348      Praxair, Inc.                           $     53,799
                                                          ------------
                  Diversified Chemical - 0.9%
         772      PPG Industries, Inc.                    $     48,242
                                                          ------------
                  Diversified Metals & Mining - 1.7%
       1,275      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                               $     42,266
         552      Phelps Dodge Corp. *                          42,786
                                                          ------------
                                                          $     85,052
                                                          ------------
                  Metal & Glass Containers - 0.9%
         646      Ball Corp.                              $     46,544
                                                          ------------
                  Paper Products - 1.4%
       1,015      Weyerhaeuser Co.                        $     64,067
                                                          ------------
                  Total Materials                         $    297,704
                                                          ------------
                  Capital Goods - 5.6%
                  Aerospace & Defense - 1.2%
       1,117      Northrop Grumman Corp.                  $     59,983
                                                          ------------
                  Industrial Conglomerates - 4.4%
         566      Donaldson Co., Inc.                     $     16,584
       3,169      Tyco International Ltd.                      105,021
       1,167      United Technologies Corp.                    106,757
                                                          ------------
                                                          $    228,362
                                                          ------------
                  Total Capital Goods                     $    288,345
                                                          ------------
      Shares                                                     Value
                  Commercial Services & Supplies - 2.0%
                  Environmental Services - 2.0%
       3,333      Waste Management, Inc.                  $    102,156
                                                          ------------
                  Total Commercial Services &
                  Supplies                                $    102,156
                                                          ------------
                  Transportation - 2.8%
                  Airlines - 1.1%
       3,215      Southwest Airlines Co.                  $     53,916
                                                          ------------
                  Railroads - 0.8%
         977      Canadian National Railway Co.           $     42,587
                                                          ------------
                  Trucking - 0.9%
         646      United Parcel Service                   $     48,560
                                                          ------------
                  Total Transportation                    $    145,063
                                                          ------------
                  Hotels, Restaurants & Leisure - 1.6%
                  Restaurants - 1.6%
       3,159      McDonald's Corp.                        $     82,134
                                                          ------------
                  Total Hotels, Restaurants & Leisure     $     82,134
                                                          ------------
                  Media - 6.9%
                  Broadcasting & Cable TV - 2.3%
       1,512      Clear Channel Communications, Inc.      $     55,868
       2,253      Comcast Corp. *                               63,152
                                                          ------------
                                                          $    119,020
                                                          ------------
                  Movies & Entertainment - 3.6%
       6,745      Time Warner, Inc. *                     $    118,577
       1,884      Viacom, Inc. (Class B)                        67,296
                                                          ------------
                                                          $    185,873
                                                          ------------
                  Publishing - 1.0%
         588      Gannett Co.                             $     49,892
                                                          ------------
                  Total Media                             $    354,785
                                                          ------------
                  Retailing - 1.0%
                  Department Stores - 1.0%
       1,186      Kohl's Corp. *                          $     50,144
                                                          ------------
                  Total Retailing                         $     50,144
                                                          ------------
                  Food & Drug Retailing - 2.1%
                  Food Retail - 2.1%
       2,776      Kroger Co. *                            $     50,523
         223      Nestle SA (Registered Shares)                 59,586
                                                          ------------
                                                          $    110,109
                                                          ------------
                  Total Food & Drug Retailing             $    110,109
                                                          ------------
                  Food, Beverage & Tobacco - 2.9%
                  Packaged Foods & Meats - 1.2%
       2,661      Sara Lee Corp.                          $     61,176
                                                          ------------

4  The accompanying notes are an integral part of these financial statements.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                      Value
                  Soft Drinks - 1.7%
       1,617      PepsiCo, Inc.                            $     87,124
                                                           ------------
                  Total Food, Beverage & Tobacco           $    148,300
                                                           ------------
                  Household & Personal Products - 1.0%
                  Personal Products - 1.0%
         779      Kimberly-Clark Corp.                     $     51,321
                                                           ------------
                  Total Household & Personal
                  Products                                 $     51,321
                                                           ------------
                  Health Care Equipment & Services - 5.2%
                  Health Care Distributors - 0.7%
         956      Wyeth, Inc.                              $     34,569
                                                           ------------
                  Health Care Facilities - 3.2%
       3,038      HCA, Inc.                                $    126,350
       2,586      Tenet Healthcare Corp. *                       34,678
                                                           ------------
                                                           $    161,028
                                                           ------------
                  Managed Health Care - 1.3%
         614      Wellpoint Health Networks, Inc. *        $     68,774
                                                           ------------
                  Total Health Care Equipment &
                  Services                                 $    264,371
                                                           ------------
                  Pharmaceuticals & Biotechnology - 3.8%
                  Pharmaceuticals - 3.8%
       2,009      Merck & Co., Inc.                        $     95,428
       2,911      Pfizer, Inc.                                   99,789
                                                           ------------
                                                           $    195,217
                                                           ------------
                  Total Pharmaceuticals &
                  Biotechnology                            $    195,217
                                                           ------------
                  Banks - 11.9%
                  Diversified Banks - 7.3%
       2,925      Bank of America Corp.                    $    247,514
       2,141      U.S. Bancorp                                   59,006
       1,182      Wells Fargo & Co.                              67,646
                                                           ------------
                                                           $    374,166
                                                           ------------
                  Regional Banks - 0.4%
         576      North Fork Bancorporation, Inc.          $     21,917
                                                           ------------
                  Thrifts & Mortgage Finance - 4.2%
         590      Countrywide Financial Corp               $     41,448
       2,740      Freddie Mac                                   173,442
                                                           ------------
                                                           $    214,890
                                                           ------------
                  Total Banks                              $    610,973
                                                           ------------
                  Diversified Financials - 11.6%
                  Asset Management & Custody Banks - 1.4%
       2,398      The Bank of New York Co., Inc.           $     70,693
                                                           ------------
                  Consumer Finance - 1.7%
       6,123      Providian Financial Corp. *              $     89,824
                                                           ------------

      Shares                                                      Value
                  Investment Banking & Brokerage - 3.9%
         690      Goldman Sachs Group, Inc.                $     64,970
         917      Lehman Brothers Holdings, Inc.                 69,004
       1,176      Merrill Lynch & Co., Inc.                      63,480
                                                           ------------
                                                           $    197,454
                                                           ------------
                  Diversified Financial Services - 4.7%
       5,140      Citigroup, Inc.                          $    239,010
                                                           ------------
                  Total Diversified Financials             $    596,981
                                                           ------------
                  Insurance - 7.3%
                  Insurance Brokers - 1.0%
       1,145      Marsh & McLennan Co., Inc.               $     51,960
                                                           ------------
                  Multi-Line Insurance - 1.5%
       1,036      American International Group, Inc.       $     73,846
                                                           ------------
                  Property & Casualty Insurance - 4.8%
       1,674      Allstate Corp.                           $     77,925
         811      Ambac Financial Group, Inc.                    59,560
          37      Berkshire Hathaway, Inc. (Class B) *          109,335
                                                           ------------
                                                           $    246,820
                                                           ------------
                  Total Insurance                          $    372,626
                                                           ------------
                  Software & Services - 2.7%
                  Data Processing & Outsourced Services - 2.7%
         658      Automatic Data Processing, Inc.          $     27,557
       2,452      First Data Corp.                              109,163
                                                           ------------
                                                           $    136,720
                                                           ------------
                  Total Software & Services                $    136,720
                                                           ------------
                  Technology Hardware & Equipment - 4.9%
                  Communications Equipment - 1.6%
       2,519      Motorola, Inc.                           $     45,972
       2,532      Nokia Corp. (A.D.R.)                           36,815
                                                           ------------
                                                           $     82,787
                                                           ------------
                  Computer Hardware - 2.3%
       5,552      Hewlett-Packard Co.                      $    117,147
                                                           ------------
                  Electronic Equipment & Instruments - 1.0%
       1,868      Koninklijke Philips Electronics          $     50,810
                                                           ------------
                  Total Technology Hardware &
                  Equipment                                $    250,744
                                                           ------------
                  Telecommunication Services - 6.0%
                  Integrated Telecommunication Services - 2.8%
         969      Alltel Corp.                             $     49,051
       1,659      AT&T Corp.                                     24,271
       2,671      BellSouth Corp.                                70,034
                                                           ------------
                                                           $    143,356
                                                           ------------

   The accompanying notes are an integral part of these financial statements.  5

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                  Value
              Wireless Telecommunication Services - 3.2%
   4,741      AT&T Wireless Services, Inc. *       $     67,892
  12,999      Vodafone Group Plc                         28,591
   3,070      Vodafone Group Plc (A.D.R.)                67,847
                                                   ------------
                                                   $    164,330
                                                   ------------
              Total Telecommunication Services     $    307,686
                                                   ------------
              Utilities - 1.1%
              Electric Utilities - 1.1%
     904      Dominion Resources, Inc.             $     57,024
                                                   ------------
              Total Utilities                      $     57,024
                                                   ------------
              TOTAL COMMON STOCKS
              (Cost $4,836,038)                    $  5,049,384
                                                   ------------
              TOTAL INVESTMENT
              IN SECURITIES - 98.5%
              (Cost $4,836,038)                    $  5,049,384
                                                   ------------
              OTHER ASSETS AND
              LIABILITIES - 1.5%                   $     75,091
                                                   ------------
              TOTAL NET ASSETS - 100.0%            $  5,124,475
                                                   ============

*        Non-income producing security.
(A.D.R.) American Depository Receipt

6  The accompanying notes are an integral part of these financial statements.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       Six Months
                                                                                          Ended          5/1/03
                                                                                         6/30/04           to
Class II (a)                                                                           (unaudited)      12/31/03
Net asset value, beginning of period                                                   $ 12.04          $ 10.00
                                                                                       -------          -------
Increase from investment operations:
 Net investment income                                                                 $    --          $  0.01
 Net realized and unrealized gain on investments and foreign currency transactions        0.39             2.03
                                                                                       --------         -------
  Net increase from investment operations                                              $ 02.39          $  2.04
Distributions to shareowners:
 Net investment income                                                                  ( 0.01)              --
                                                                                       --------         -------
 Net realized gain                                                                      ( 0.01)              --
                                                                                       --------         -------
 Net increase in net asset value                                                       $  0.37          $  2.04
                                                                                       --------         -------
 Net asset value, end of period                                                        $ 12.41          $ 12.04
                                                                                       ========         =======
Total return*                                                                             3.17%           20.40%
Ratio of net expenses to average net assets+                                              1.50%**          1.50%**
Ratio of net investment income to average net assets+                                     0.24%**          0.27%**
Portfolio turnover rate                                                                     46%**            24%
Net assets, end of period (in thousands)                                               $ 5,124          $ 1,695
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             5.42%**         10.93%**
 Net investment loss                                                                    ( 3.68)%**        (9.16)%**

(a) Class II shares were first publicly offered on May 1, 2003.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              Pioneer
                                                               Value
                                                           VCT Portfolio
ASSETS:
 Investment in securities, at value (cost $4,836,038)      $ 5,049,384
 Cash                                                          170,099
 Receivables --
   Investment securities sold                                   11,686
   Fund shares sold                                              2,667
   Dividends, interest and foreign taxes withheld                4,901
   Due from Pioneer Investment Management, Inc.                 19,985
 Other                                                            47
                                                           -----------
    Total assets                                           $ 5,258,769
                                                           -----------
LIABILITIES:
 Payables -
   Investment securities purchased                         $   124,789
   Fund shares repurchased                                           4
 Due to affiliates                                               2,743
 Accrued expenses                                                6,758
                                                           -----------
    Total liabilities                                      $   134,294
                                                           -----------
NET ASSETS:
 Paid-in capital                                           $ 4,894,898
 Accumulated net investment income                               2,285
 Accumulated undistributed net realized gain                    13,933
 Net unrealized gain on:
   Investments                                                 213,346
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies               13
                                                           -----------
     Total net assets                                      $ 5,124,475
                                                           -----------
NET ASSET VALUE PER SHARE:
 Class II:
 No par value (Unlimited number of shares authorized)
 Net assets                                                $ 5,124,475
 Shares outstanding                                            413,048
                                                           -----------
   Net asset value per share                               $     12.41
                                                           -----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                           Pioneer
                                                                                            Value
                                                                                        VCT Portfolio

                                                                                         Six Months
                                                                                            Ended
                                                                                           6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $243)                                       $  27,215
 Interest                                                                                      175
                                                                                         ---------
  Total investment income                                                                $  27,390
                                                                                         ---------
EXPENSES:
 Management fees                                                                         $  11,787
 Transfer agent fees                                                                           628
 Distribution fees (Class II)                                                                3,929
 Administrative fees                                                                         9,250
 Custodian fees                                                                             16,088
 Professional fees                                                                          32,017
 Printing                                                                                    9,808
 Miscellaneous                                                                               1,726
                                                                                         ---------
  Total expenses                                                                         $  85,233
  Less management fees waived and expenses assumed by Pioneer Investment
   Management, Inc.                                                                        (61,660)
                                                                                         ---------
  Net expenses                                                                           $  23,573
                                                                                         ---------
   Net investment income (loss)                                                          $   3,817
                                                                                         ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                                           $  18,227
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                   $    (384)
                                                                                         ---------
                                                                                         $  17,843
                                                                                         ---------
 Change in net unrealized gain from:
   Investments                                                                           $  74,546
   Forward foreign currency contracts and other assets and liabilities denominated in
    foreign currencies                                                                   $      11
                                                                                         ---------
                                                                                         $  74,557
                                                                                         ---------
   Net gain on investments and foreign currency transactions                             $  92,400
                                                                                         =========
   Net increase in net assets resulting from operations                                  $  96,217
                                                                                         =========


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              Pioneer Value
                                                              VCT Portfolio

                                                                       (Commencement
                                                       Six Months      of Operations)
                                                          Ended            5/1/03
                                                         6/30/04             to
                                                       (unaudited)        12/31/03
FROM OPERATIONS:
Net investment income                                  $    3,817       $    1,095
Net realized gain (loss) on investments                    17,843           (2,039)
Change in net unrealized gain on
 investments and foreign currency transactions             74,557          138,802
                                                       ----------       ----------
  Net increase in net assets
    resulting from operations                          $   96,217       $  137,858
                                                       ----------       ----------
DISTRIBUTIONS TO SHAREOWNERS
Net investment income:
 Class II                                              $   (2,607)      $       --
Net realized gain
 Class II                                                  (2,046)              --
                                                       ----------       ----------
  Total distributions to shareholders                  $   (4,653)      $       --
                                                       ----------       ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $3,427,301       $1,646,040
Reinvestment of distributions                               4,364               --
Cost of shares repurchased                                (94,213)         (88,440)
                                                       ----------       ----------
  Net increase in net assets
    resulting from fund share transactions             $3,337,453       $1,557,600
                                                       ----------       ----------
  Net increase in net assets                           $3,429,017       $1,695,458
NET ASSETS:
Beginning of period                                     1,695,458               --
                                                       ----------       ----------
End of period                                          $5,124,475       $1,695,458
                                                       ==========       ==========
Accumulated net investment income, end of period       $    2,285       $    1,075
                                                       ==========       ==========

10  The accompanying notes are an integral part of these financial statements.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

The Value VCT Portfolio commenced operations on May 1, 2003.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Value Portfolio is to seek capital appreciation.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004 there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Value Portfolio had no open contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. There were no distributions paid during the period ended December 31, 2003.

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2003.
-------------------------------------------------------------------------------

                                               Pioneer
                                                Value
                                            VCT Portfolio
                                                2003
                                           --------------
  Distributable Earnings
     (Accumulated Losses):
  Undistributed ordinary income               $  2,543
  Undistributed long-term gain/
     (Capital loss carryforward)                    --
  Unrealized appreciation (depreciation)       135,470
                                              --------
     Total                                    $138,013
                                              ========
-------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD),

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Through June 30, 2004, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to class II shares. As of June 30, 2004, there were no Class I shares outstanding.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $128 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,073 payable to PFD at June 30, 2004.

Pioneer Value VCT Portfolio                     PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------
                                                                             Net
                                          Gross            Gross        Appreciation/
                        Tax Cost      Appreciation     Depreciation     (Depreciation)
                     -------------   --------------   --------------   ---------------
 Value Portfolio      $4,839,910        $266,164        $ (56,690)         $209,474
                      ----------        --------        ---------          --------
--------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $4,024,831 and $713,810, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------
Value Portfolio                   '04 Shares    '04 Amount    '03 Shares     '03 Amount
-----------------------------------------------------------------------------------------

 CLASS II:
 Shares sold                       279,595      $3,427,401     148,910      $ 1,646,041
 Reinvestment of distributions         353           4,364          --               --
 Shares repurchased                 (7,743)        (94,213)     (8,066)         (88,440)
                                 --------------------------------------------------------
   Net increase                    272,204      $3,337,453     140,844      $ 1,557,601
                                 ========================================================
-----------------------------------------------------------------------------------------

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

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer


Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

                                                                   16081-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                        Pioneer Small Cap Value VCT Portfolio -- Class II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3
  Schedule of Investments                                                      4
  Financial Statements                                                         8
  Notes to Financial Statements                                               12
  Trustees, Officers and Service Providers                                    18

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                         87.0%
Temporary Cash Investment                                                   6.3%
Depositary Receipts for International Stocks                                4.0%
Closed End Mutual Funds                                                     1.3%
Exchange Traded Fund                                                        0.8%
International Common Stocks                                                 0.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 23.7%
Industrials                                                                21.3%
Consumer Discretionary                                                     13.1%
Materials                                                                   8.8%
Information Technology                                                      8.5%
Health Care                                                                 7.9%
Energy                                                                      7.0%
Utilities                                                                   5.2%
Consumer Staples                                                            3.4%
Telecommunication Services                                                  1.1%

Five Largest Holdings
(As a percentage of equity holdings)

  1.  Nu Skin Enterprises, Inc.                                            2.17%
  2.  Massey Energy Co.                                                    1.79
  3.  Pediatrix Medical
      Group, Inc.                                                          1.74
  4.  Insight Enterprises, Inc.                                            1.70
  5.  Wabtec Corp.                                                         1.63

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/04       12/31/03
Net Asset Value per Share     $13.45        $12.47

Distributions per Share                     Short-Term        Long-Term
(1/1/04 - 6/30/04)            Dividends     Capital Gains     Capital Gains
                              $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

         Pioneer Small Cap Value VCT Portfolio     Russell 2000 Value Index
         -------------------------------------     ------------------------
11/01                    $10,000                             $10,000
 6/01                    $10,572                             $10,612
 6/02                    $ 8,980                             $ 9,400
 6/03                    $12,132                             $13,727
 6/04                    $13,086                             $14,802

Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

Net Asset Value
Life-of-Class       11.88%
(11/9/01)
1 Year              29.95%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the performance of Pioneer Small Cap Value VCT Portfolio.

Q: How did the Portfolio perform over this period?

A. For the six months ended June 30, 2004, Class II shares of Pioneer Small Cap Value VCT Portfolio returned 7.86% at net asset value. These results were in line with the 7.83% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

Q: What were conditions like over the first half of the year, and how did you respond?

A. The U.S. economic recovery continued to take hold over the early months of the year. But as global demand drove up prices for key commodities, inflationary pressures led the Federal Reserve Board to raise short-term interest rates at its June meeting. Anticipation of higher rates had been a damper on the markets for several weeks prior to the Fed's move.

   The Portfolio's positive results over the period reflected our commitment to our established discipline. In contrast to last year when speculative issues were market leaders, the kind of companies we invest in - better-quality issues with strong financial characteristics and good earnings prospects - have been in favor for much of 2004.

Q: Which sectors or stocks helped performance the most?

A. Our overweight position in energy-related companies compared to our benchmark was the biggest positive over this period. Massey Energy benefited as global demand pushed up the price of Appalachian coal. The weak U.S. dollar also made domestic coal more competitive in foreign markets. In energy services, Maverick Tube saw orders for its oil well casings increase as drilling activity grew in response to higher energy prices. Unit Corporation benefited from higher prices at its own wells, as well as from increased activity in its equipment leasing business. Stelmar Shipping is experiencing firm pricing for its fleet of double-hulled tankers as existing tanker capacity is unable to meet the demands of an expanding world economy.

Q: Which of your other decisions had a positive impact?

A. In the financial sector, we found good value among commercial banks whose business customers tend to increase borrowings as business conditions improve. Shares of Texas Capital Bancshares and Cardinal Financial both rose; those regional banks are well positioned to capture market share if customers seek local alternatives in the wake of the J.P. Morgan-BankOne merger. Advanta, which supplies credit cards for small businesses, was a strong contributor, and Selective Insurance gained, thanks to favorable claims experience and higher premiums.

   Among industrial firms, we bought Wabtac, a maker of parts for rail cars, at a low point in its business cycle. Shares have moved higher as the expanding economy absorbs excess freight capacity and new cars are being built.

   In health care, Pediatrix Medical Group saw continued good results from its hospital-based neonatology services. Shares of Cross Country Healthcare gained as investors anticipated renewed demand for temporary nursing staff at hospitals seeking to fill vacancies following a period of cutbacks. Software makers Borland and SPSS were sluggish performers. Investors also grew cautious toward Rewards Network as it worked to implement a new business plan. Lower gold prices hurt results at Iamgold, which is also attempting to acquire another firm while being targeted as a merger partner.

Q: What is your outlook for the upcoming months?

A. Most businesses sectors are doing well in the economic recovery, but an apparent slowdown in job creation and a wave of cautious earnings forecasts may hint at a slower pace of expansion. Inflation, higher interest rates and world tensions may also give investors reasons to defer commitments, at least until the presidential election is decided. Against that background, good, attractively valued companies continue to emerge, creating opportunities for our value-oriented investment style.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 86.1%
                  Energy - 6.1%
                  Oil & Gas Drilling - 1.6%
       1,100      Atwood Oceanics, Inc.*                             $    45,925
      19,511      Key Energy Services, Inc.*                             184,184
       6,550      Todco*                                                 101,329
                                                                     -----------
                                                                     $   331,438
                                                                     -----------
                  Oil & Gas Equipment & Services - 1.8%
      10,125      Gulfmark Offshore, Inc.*                           $   159,770
       7,890      Maverick Tube Corp.*                                   207,191
                                                                     -----------
                                                                     $   366,961
                                                                     -----------
                  Oil & Gas Exploration & Production - 2.7%
       4,550      Penn Virginia Corp.                                $   164,301
       9,370      Swift Energy Co.*                                      206,702
       5,994      Unit Corp.*                                            188,511
                                                                     -----------
                                                                     $   559,514
                                                                     -----------
                  Total Energy                                       $ 1,257,913
                                                                     -----------
                  Materials - 7.6%
                  Diversified Metals & Mining - 1.6%
      11,314      Massey Energy Co.                                  $   319,168
                                                                     -----------
                  Gold - 1.5%
       9,150      Glamis Gold, Ltd.*                                 $   160,400
      27,875      IAMGOLD Corp. (a)                                      155,543
                                                                     -----------
                                                                     $   315,943
                                                                     -----------
                  Metal & Glass Containers - 0.7%
       3,962      Jarden Corp.*                                      $   142,592
                                                                     -----------
                  Paper Products - 1.9%
      12,093      Domtar, Inc. (a)                                   $   156,483
       7,550      Flowserve Corp.*                                       188,297
       3,425      Longview Fibre Co.                                      50,450
                                                                     -----------
                                                                     $   395,230
                                                                     -----------
                  Specialty Chemicals - 0.4%
       2,900      Great Lakes Chemical Corp.                         $    78,474
                                                                     -----------
                  Steel - 1.5%
       2,675      Carpenter Technology                               $    91,084
      21,693      Graftech International, Ltd.*                          226,909
                                                                     -----------
                                                                     $   317,993
                                                                     -----------
                  Total Materials                                    $ 1,569,400
                                                                     -----------
                  Capital Goods - 7.7%
                  Aerospace & Defense - 0.3%
       3,450      Intrado, Inc.*                                     $    55,511
                                                                     -----------
                  Construction, Farm Machinery &
                  Heavy Trucks - 1.4%
      16,150      Wabtec Corp.                                       $   291,346
                                                                     -----------

      Shares                                                               Value
                  Construction & Engineering - 0.8%
       3,795      Granite Construction, Inc.                         $    69,183
       5,800      Insituform Technologies, Inc.*                          94,366
                                                                     -----------
                                                                     $   163,549
                                                                     -----------
                  Electrical Components & Equipment - 0.9%
      16,004      Power-One, Inc.*                                   $   175,724
                                                                     -----------
                  Industrial Conglomerates - 1.3%
      14,760      Cornell Companies, Inc.*                           $   200,736
       6,021      NN, Inc.                                                76,527
                                                                     -----------
                                                                     $   277,263
                                                                     -----------
                  Industrial Machinery - 2.2%
       8,062      Joy Global, Inc.                                   $   241,376
       2,350      Kaydon Corp.                                            72,686
       1,469      Nacco Industries, Inc.                                 139,555
                                                                     -----------
                                                                     $   453,617
                                                                     -----------
                  Trading Companies & Distributors - 0.8%
       5,803      Applied Industrial Technologies, Inc.              $   174,786
                                                                     -----------
                  Total Capital Goods                                $ 1,591,796
                                                                     -----------
                  Commercial Services & Supplies - 7.1%
                  Data Processing Services - 0.5%
       7,725      Gartner Group, Inc.*                               $   102,125
                                                                     -----------
                  Commercial Printing - 0.8%
       3,793      John H. Harland Co.                                $   111,325
       1,600      Valassis Communications, Inc.*                          48,752
                                                                     -----------
                                                                     $   160,077
                                                                     -----------
                  Diversified Commercial Services - 4.9%
       2,600      Arbitron, Inc.*                                    $    94,952
      13,700      Central Parking Corp.                                  256,053
       4,378      Chemed Corp.                                           212,333
       2,570      FTI Consulting, Inc.*                                   42,405
      10,685      Profit Recovery Group International*                    58,447
      20,105      Rent-Way, Inc.*                                        180,945
       6,025      Watson Wyatt & Co. Holdings                            160,566
                                                                     -----------
                                                                     $ 1,005,701
                                                                     -----------
                  Employment Services - 0.9%
       6,095      Korn/Ferry International*                          $   118,060
      11,575      On Assignment, Inc.*                                    68,293
                                                                     -----------
                                                                     $   186,353
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $ 1,454,256
                                                                     -----------
                  Transportation - 3.7%
                  Marine - 0.8%
       5,277      Stelmar Shipping Ltd.                              $   174,933
                                                                     -----------
                  Railroads - 1.2%
       9,543      Genesee & Wyoming, Inc.*                           $   226,169
                                                                     -----------


4  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Trucking - 1.7%
      12,950      Central Freight Lines, Inc.*                       $   103,600
       2,968      Dollar Thrifty Automotive Group*                        81,442
       4,375      Forward Air Corp.*                                     163,620
                                                                     -----------
                                                                     $   348,662
                                                                     -----------
                  Total Transportation                               $   749,764
                                                                     -----------
                  Automobiles & Components - 0.7%
                  Auto Parts & Equipment - 0.7%
       7,995      Federal Signal Corp.                               $   148,787
                                                                     -----------
                  Total Automobiles & Components                     $   148,787
                                                                     -----------
                  Consumer Durables & Apparel - 2.0%
                  Apparel, Accessories & Luxury Goods - 1.3%
      14,593      Charming Shoppes, Inc.*                            $   130,315
       2,950      Kellwood Co.                                           128,473
                                                                     -----------
                                                                     $   258,788
                                                                     -----------
                  Footwear - 0.7%
       6,641      Maxwell Shoe Co., Inc.*                            $   154,337
                                                                     -----------
                  Total Consumer Durables & Apparel                  $   413,125
                                                                     -----------
                  Hotels, Restaurants & Leisure - 0.6%
                  Restaurants - 0.6%
       7,169      O'Charley's, Inc.*                                 $   123,235
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $   123,235
                                                                     -----------
                  Media - 2.0%
                  Advertising - 1.6%
       4,841      EMAK Worldwide, Inc.*                              $    60,270
       6,344      R.H. Donnelley Corp.+*                                 277,487
                                                                     -----------
                                                                     $   337,757
                                                                     -----------
                  Publishing - 0.4%
       5,465      Advanced Marketing Services, Inc.                  $    70,553
                                                                     -----------
                  Total Media                                        $   408,310
                                                                     -----------
                  Retailing - 6.1%
                  Apparel Retail - 0.7%
       3,695      Stage Stores, Inc.*                                $   139,154
                                                                     -----------
                  Catalog Retail - 1.5%
      17,075      Insight Enterprises, Inc.*                         $   303,252
                                                                     -----------
                  General Merchandise Stores - 0.3%
       1,615      Blyth Industries, Inc.                             $    55,701
                                                                     -----------
                  Specialty Stores - 3.6%
       5,275      Claire's Stores, Inc.                              $   114,468
       5,502      Guitar Center, Inc.*                                   244,674
      16,057      Hancock Fabrics, Inc.                                  204,727
       4,923      School Specialty, Inc.*                                178,754
                                                                     -----------
                                                                     $   742,623
                                                                     -----------
                  Total Retailing                                    $ 1,240,730
                                                                     -----------

      Shares                                                               Value
                  Food & Drug Retailing - 1.1%
                  Food Retail - 1.1%
       6,183      Fresh Del Monte Produce, Inc. (a)                  $   156,244
       4,875      Wild Oats Markets, Inc.*                                68,591
                                                                     -----------
                                                                     $   224,835
                                                                     -----------
                  Total Food & Drug Retailing                        $   224,835
                                                                     -----------
                  Household & Personal Products - 1.9%
                  Household Products - 1.9%
      15,304      Nu Skin Enterprises, Inc.                          $   387,497
                                                                     -----------
                  Total Household & Personal
                  Products                                           $   387,497
                                                                     -----------
                  Health Care Equipment & Services - 6.3%
                  Health Care Distributors - 2.3%
       3,235      Amerigroup Corp.*                                  $   159,162
       5,525      Chattem, Inc.*                                         159,507
       8,375      Cross Country Healthcares, Inc.* (a)                   152,003
                                                                     -----------
                                                                     $   470,672
                                                                     -----------
                  Health Care Equipment - 0.1%
         600      Analogic Corp.                                     $    25,458
                                                                     -----------
                  Health Care Facilities - 0.7%
       1,675      Sunrise Senior Living, Inc. (a)*                   $    65,560
       2,133      Triad Hospitals, Inc.*                                  79,412
                                                                     -----------
                                                                     $   144,972
                                                                     -----------
                  Health Care Services - 1.9%
       4,452      Pediatrix Medical Group, Inc.+*                    $   310,972
       4,550      Providence Service Corp.*                               85,495
                                                                     -----------
                                                                     $   396,467
                                                                     -----------
                  Managed Health Care - 1.3%
       6,830      PacifiCare Health Systems*                         $   264,048
                                                                     -----------
                  Total Health Care Equipment &
                  Services                                           $ 1,301,617
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 0.5%
                  Biotechnology - 0.5%
      14,105      Kendle International, Inc.*                        $   109,314
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $   109,314
                                                                     -----------
                  Banks - 6.6%
                  Diversified Banks - 3.0%
       9,655      BankAtlantic Bancorp, Inc.                         $   178,135
       3,231      Banner Corp.                                            93,893
          55      International Bancshares Corp.*                          2,230
       6,600      Provident Financial Services, Inc.                     115,830
      13,875      Texas Capital Bancshares, Inc.*                        230,325
                                                                     -----------
                                                                     $   620,413
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.  5

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  Regional Banks - 3.2%
       5,000      Alliance Bankshares Corp.*                         $    75,250
      19,325      Cardinal Financial Corp.*                              174,891
       2,400      City National Corp.                                    157,680
         930      Irwin Financial Corp.                                   24,552
      11,275      Sterling Bancshares, Inc.                              159,992
       1,280      Whitney Holding Corp.                                   57,178
                                                                     -----------
                                                                     $   649,543
                                                                     -----------
                  Thrifts & Mortgage Finance - 0.4%
       7,075      First Niagara Financial Group, Inc.                $    84,900
                                                                     -----------
                  Total Banks                                        $ 1,354,856
                                                                     -----------
                  Diversified Financials - 5.9%
                  Consumer Finance - 2.8%
       6,025      Advanta Corp.                                      $   132,128
       5,778      Advanta Corp. (Class B)                                132,432
      20,406      Medallion Financial Corp.                              162,228
      15,100      Rewards Network, Inc. (a)*                             135,900
                                                                     -----------
                                                                     $   562,688
                                                                     -----------
                  Investment Banking & Brokerage - 2.4%
       4,150      A.G. Edwards, Inc.                                 $   141,225
      17,975      Apollo Investment Corp.*                               247,516
       2,300      Piper Jaffray Co.*                                     104,029
                                                                     -----------
                                                                     $   492,770
                                                                     -----------
                  Specialized Finance - 0.7%
       4,068      Financial Federal Corp. (a)*                       $   143,438
                                                                     -----------
                  Total Diversified Financials                       $ 1,198,896
                                                                     -----------
                  Insurance - 3.5%
                  Life & Health Insurance - 0.4%
       3,231      FBL Financial Group, Inc.                          $    91,308
                                                                     -----------
                  Property & Casualty Insurance - 2.5%
       3,175      American Safety Insurance Group, Ltd.*             $    47,657
       5,251      IPC Holdings, Ltd.                                     193,919
      11,400      Quanta Capital Holdings (144A)*                        122,436
       2,375      RLI Corp.                                               86,688
       1,525      Selective Insurance Group, Inc. (a)                     60,817
                                                                     -----------
                                                                     $   511,517
                                                                     -----------
                  Reinsurance - 0.6%
       4,775      Odyssey Re Holdings Corp. (a)                      $   114,600
                                                                     -----------
                  Total Insurance                                    $   717,425
                                                                     -----------
                  Real Estate - 3.9%
                  Real Estate Management & Development - 0.8%
       2,875      Corrections Corp. of America*                      $   113,534
       1,951      Levitt Corp.*                                           50,258
                                                                     -----------
                                                                     $   163,792
                                                                     -----------

      Shares                                                               Value
                  Real Estate Investment Trusts - 3.1%
       3,610      Bedford Property Investors, Inc.                   $   105,556
       1,528      Entertainment Properties Trust                          54,611
       3,850      Reckson Associates Realty Corp.                        105,721
       8,215      Trizec Properties, Inc.                                133,576
       3,396      Universal Health Realty, Inc.                           97,465
       6,237      Ventas, Inc.                                           145,634
                                                                     -----------
                                                                     $   642,563
                                                                     -----------
                  Total Real Estate                                  $   806,355
                                                                     -----------
                  Software & Services - 3.6%
                  Application Software - 0.8%
       8,779      SPSS, Inc.*                                        $   157,759
                                                                     -----------
                  Data Processing & Outsourced Services - 0.9%
       5,078      Lightbridge, Inc.*                                 $    28,437
      11,967      Pegusus Systems, Inc.*                                 157,127
                                                                     -----------
                                                                     $   185,564
                                                                     -----------
                  Internet Software & Services - 0.8%
       5,875      Internet Security Systems, Inc.*                   $    90,123
       6,800      PEC Solutions, Inc.*                                    81,124
                                                                     -----------
                                                                     $   171,247
                                                                     -----------
                  Systems Software - 1.1%
      18,375      Borland Software Corp.*                            $   156,004
       5,275      Netiq Corp.*                                            69,630
                                                                     -----------
                                                                     $   225,634
                                                                     -----------
                  Total Software & Services                          $   740,204
                                                                     -----------
                  Technology Hardware & Equipment - 2.8%
                  Communications Equipment - 1.0%
      31,500      Remec, Inc.*                                       $   199,080
                                                                     -----------
                  Computer Storage & Peripherals - 0.8%
       2,575      Applied Films Corp.*                               $    74,727
       3,400      Electronics For Imaging, Inc.*                          96,084
                                                                     -----------
                                                                     $   170,811
                                                                     -----------
                  Electronic Equipment & Instruments - 0.6%
       8,800      Planar Systems, Inc.*                              $   117,832
                                                                     -----------
                  Technology Distributors - 0.4%
       2,300      Tech Data Corp.*                                   $    89,999
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $   577,722
                                                                     -----------
                  Semiconductors - 1.0%
                  Semiconductor Equipment - 0.7%
       2,768      Advanced Energy Industries, Inc.*                  $    43,513
       2,187      Brooks Automation, Inc.*                                44,068
       2,745      Photronics, Inc.*                                       51,990
                                                                     -----------
                                                                     $   139,571
                                                                     -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Semiconductors - 0.3%
       5,670      HI/FN, Inc. (a)*                                   $    67,757
                                                                     -----------
                  Total Semiconductors                               $   207,328
                                                                     -----------
                  Telecommunication Services - 0.9%
                  Wireless Telecommunication Services - 0.9%
      18,803      Boston Communications Group, Inc.*                 $   192,731
                                                                     -----------
                  Total Telecommunication Services                   $   192,731
                                                                     -----------
                  Utilities - 4.5%
                  Gas Utilities - 3.7%
       4,175      AGL Resources, Inc.                                $   121,284
      11,800      NUI Corp. (a)                                          172,280
       4,680      People's Energy Corp.                                  197,262
       9,549      Southwestern Energy Co.*                               273,770
                                                                     -----------
                                                                     $   764,596
                                                                     -----------
                  Multi-Utilities & Unregulated Power - 0.4%
       1,750      Energen Corp.                                      $    83,983
                                                                     -----------
                  Utilities - 0.4%
       2,325      UGI Corp.                                          $    74,633
                                                                     -----------
                  Total Utilities                                    $   923,212
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $14,675,424)                                 $17,699,308
                                                                     -----------
                  EXCHANGE TRADED FUND - 0.7%
         875      Russell 2000 Exchange Traded Fund                  $   150,763
                                                                     -----------
                  TOTAL EXCHANGE TRADED FUND
                  (Cost $113,541)                                    $   150,763
                                                                     -----------

      Shares                                                               Value
                  TEMPORARY CASH INVESTMENT - 5.9%
                  Security Lending Collateral - 5.9%
   1,202,726      Securities Lending Investment Fund,
                  1.29%                                              $ 1,202,726
                                                                     -----------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $1,202,726)                                  $ 1,202,726
                                                                     -----------
                  TOTAL INVESTMENT IN SECURITIES - 92.7%
                  (Cost $15,991,691) (a)                             $19,052,797
                                                                     -----------
                  OTHER ASSETS AND
                  LIABILITIES - 7.3%                                 $ 1,504,180
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $20,556,977
                                                                     ===========

*    Non-income producing security.
+ At May 31, 2004, the following securities have pledged to cover margin requirements for open futures contracts:

Shares      Description                                             Market Value
  2,385     Pediatrix Medical Group, Inc.*                              $166,592
    400     R.H. Donnelley Corp.*                                         17,496

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $122,436 or 0.6% of net assets.
(a)  At June 30, 2004, the following securities were out on loan:

 Shares      Description                                            Market Value
  3,735      Cross Country Healthcares, Inc.*                        $   68,238
 10,960      Domtar, Inc.                                               141,713
  2,915      Financial Federal Corp.*                                   102,258
  5,565      Fresh Del Monte Produce, Inc.                              139,292
  4,720      HI/FN, Inc.*                                                56,262
 26,481      IAMGOLD Corp.                                              141,938
 11,540      NUI Corp.                                                  163,176
  3,860      Odyssey Re Holdings Corp.                                   92,640
 12,635      Rewards Network, Inc.*                                     116,874
  1,425      Selective Insurance Group, Inc.                             55,889
  1,496      Sunrise Senior Living, Inc.*                                58,254
                                                                     ----------
             Total                                                   $1,136,534
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                     Six Months
                                                                                                        Ended            5/1/03
                                                                                                       6/30/04             to
Class II (a)                                                                                         (unaudited)        12/31/03
Net asset value, beginning of period                                                                   $12.47            $ 9.11
                                                                                                       ------            ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                          $(0.03)           $(0.00)
 Net realized and unrealized gain on investments and foreign currency transactions                       1.01              3.37
                                                                                                       ------            ------
  Net increase from investment operations                                                              $ 0.98            $ 3.36
Distributions to shareowners:
 Net investment income                                                                                     --                --
 Net realized gain                                                                                         --                --
                                                                                                       ------            ------
 Net increase in net asset value                                                                       $ 0.98            $ 3.36
                                                                                                       ------            ------
 Net asset value, end of period                                                                        $13.45            $12.47
                                                                                                       ======            ======
Total return*                                                                                            7.86%            36.88%
Ratio of net expenses to average net assets+                                                             1.58%**           1.58%**
Ratio of net investment income to average net assets+                                                   (0.62)%**         (0.15)%**
Portfolio turnover rate                                                                                    43%**             74%
Net assets, end of period (in thousands)                                                               $6,014            $2,760
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                            1.64%**           2.65%**
 Net investment income (loss)                                                                           (0.68)%**         (1.22)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                            1.58%**           1.58%**
 Net investment income (loss)                                                                           (0.62)%**         (0.15)%**

(a) Class II shares were first publicly offered May 1, 2003.
  * Assumes initial investment at net asset value at the beginning of each period,reinvestment of all distriibutions and the complete redemption of the investment at the net asset value at the end of each period.
 ** Annualized
  + Ratios with no reduction for fees paid indirectly


8  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         Pioneer
                                                                                        Small Cap
                                                                                          Value
                                                                                      VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $1,136,534)
  (Cost $15,991,691)                                                                   $19,052,797
 Cash                                                                                    2,718,102
 Foreign currencies, at value                                                                   --
 Receivables --
  Investment securities sold                                                                23,852
  Fund shares sold                                                                          21,160
  Variation margin                                                                           7,700
  Dividends, interest and foreign taxes withheld                                            15,498
  Forward foreign currency settlement contracts, net                                            --
  Due from Pioneer Investment Management, Inc.                                                  --
 Other                                                                                         584
                                                                                       -----------
    Total assets                                                                       $21,839,693
                                                                                       -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                      $    10,897
  Fund shares repurchased                                                                   20,907
  Dividends                                                                                     --
  Upon return of securities loaned                                                       1,202,726
  Forward foreign currency settlement contracts, net                                            --
 Reserve for repatriation taxes                                                                 --
 Due to bank                                                                                    --
 Due to affiliates                                                                           6,556
 Accrued expenses                                                                           41,630
                                                                                       -----------
    Total liabilities                                                                  $ 1,282,716
                                                                                       -----------
NET ASSETS:
 Paid-in capital                                                                       $17,643,559
 Accumulated net investment income (loss)                                                  (32,380)
 Accumulated undistributed net realized gain (loss)                                       (170,680)
 Net unrealized gain (loss) on:
  Investments                                                                            3,061,106
  Futures contracts                                                                         55,372
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                            --
                                                                                       -----------
    Total net assets                                                                   $20,556,977
                                                                                       -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                           $14,543,028
 Shares outstanding                                                                      1,077,380
                                                                                       -----------
  Net asset value per share                                                            $     13.50
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                           $ 6,013,949
 Shares outstanding                                                                        447,131
                                                                                       -----------
  Net asset value per share                                                            $     13.45


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        Pioneer
                                                                    Small Cap Value
                                                                     VCT Portfolio

                                                                      Six Months
                                                                         Ended
                                                                        6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $61)                     $   74,837
 Interest                                                                  4,917
 Income on securities loaned, net                                          1,081
 Other                                                                        --
                                                                      ----------
  Total investment income                                             $   80,835
                                                                      ----------
EXPENSES:
 Management fees                                                      $   65,883
 Transfer agent fees                                                      (1,877)
 Distribution fees (Class II)                                              5,351
 Administrative fees                                                       9,250
 Custodian fees                                                           18,376
 Professional fees                                                        22,386
 Printing                                                                  2,274
 Fees and expenses of nonaffiliated trustees                                  --
 Miscellaneous                                                             1,004
                                                                      ----------
  Total expenses                                                      $  122,647
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                 (5,786)
                                                                      ----------
  Net expenses                                                        $  116,879
                                                                      ----------
    Net investment income (loss)                                      $  (36,044)
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                         $  839,832
  Futures contracts                                                       26,278
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                      ----------
                                                                      $  866,110
                                                                      ----------
 Change in net unrealized gain or loss from:
  Investments                                                         $  481,469
  Futures contracts                                                       32,938
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                      ----------
                                                                      $  514,407
                                                                      ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                   $1,380,517
                                                                      ==========
 Net increase (decrease) in net assets resulting
  from operations                                                     $1,344,473
                                                                      ==========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  Pioneer Small Cap Value
                                                       VCT Portfolio

                                                Six Months
                                                  Ended             Year
                                                 6/30/04           Ended
                                               (unaudited)        12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $   (36,044)     $      2,125
Net realized gain (loss) on investments            866,110          (334,168)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                     514,407         3,353,942
                                               -----------      ------------
  Net increase (decrease) in net assets
    resulting from operations                  $ 1,344,473      $  3,021,899
                                               -----------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $        --      $         --
 Class II                                               --                --
Net realized gain
 Class I                                                --                --
 Class II                                               --                --
Tax return of capital
 Class I                                                --                --
 Class II                                               --                --
                                               -----------      ------------
  Total distributions to shareowners           $        --      $         --
                                               -----------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $ 6,450,844      $ 15,752,093
Reinvestment of distributions                           --                --
Cost of shares repurchased                      (2,046,639)      (10,568,904)
                                               -----------      ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $ 4,404,205      $  5,183,189
                                               -----------      ------------
 Net increase (decrease) in net assets         $ 5,748,678      $  8,205,088
                                               -----------      ------------
NET ASSETS:
Beginning of period                            $14,808,299      $  6,603,211
                                               -----------      ------------
End of period                                  $20,556,977      $ 14,808,299
                                               ===========      ============
Accumulated/(distributions in excess of)
 net investment income (loss)                  $   (32,380)     $      3,664
                                               ===========      ============


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Small Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Small Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004 there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Small Company Portfolio had the following open contracts:

----------------------------------------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts        Settlement          Market       Unrealized
                                    Type         Long/(Short)          Month            Value        Gain/(Loss)
----------------------------------------------------------------------------------------------------------------
 Small Cap Value Portfolio     Russell 2000           4           September 2004     $1,184,700      $55,372
----------------------------------------------------------------------------------------------------------------

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Small Cap Value VCT Portfolio had a capital loss carryforward of $513,628, of which the following amounts will expire between 2010 and 2011 if not utilized: $508,141 in 2010 and $5,487 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Pioneer
                                                                 Small Cap Value
                                                                  VCT Portfolio
                                                                      2003
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                    $       --
Long-Term capital gain                                                     --
                                                                   ----------
                                                                           --
Return of Capital                                                          --
                                                                   ----------
  Total distributions                                              $       --
                                                                   ==========
Distributable Earnings
  (Accumulated Losses):
Undistributed ordinary income                                      $    3,397
Undistributed long-term gain/
  (Capital loss carryforward)                                        (513,628)
Unrealized appreciation (depreciation)                              2,079,176
                                                                   ----------
  Total                                                            $1,568,945
                                                                   ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $5,022 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $255 in transfer agent fees payable to PIMSS at June 30, 2004

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,279 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-------------------------------------------------------------------------------------------------
                                                                                        Net
                                                     Gross           Gross         Appreciation/
                                  Tax Cost       Appreciation     Depreciation     (Depreciation)
-------------------------------------------------------------------------------------------------
Small Cap Value Portfolio       $16,492,152       $2,915,941        $(355,296)      $2,560,645
                                -----------       ----------        ---------       ----------
-------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $7,241,266 and $3,313,196, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------------------
Small Cap Value Portfolio           '04 Shares       '04 Amount        '03 Shares       '03 Amount
-----------------------------------------------------------------------------------------------------
CLASS II:
Shares sold                          239,892       $ 3,132,677         1,276,588       $ 13,058,675
Reinvestment of distributions             --                --                --                 --
Shares repurchased                  (126,447)       (1,650,422)       (1,028,432)       (10,409,382)
                              -----------------------------------------------------------------------
 Net increase                        113,445       $ 1,482,255           248,156       $  2,649,293
                              =======================================================================
CLASS II:
Shares sold                          255,800       $ 3,318,167           235,328       $  2,693,418
Reinvestment of distributions             --                --                --                 --
Shares repurchased                   (29,908)         (396,217)          (14,089)          (159,522)
                              -----------------------------------------------------------------------
 Net increase                        255,892       $ 2,921,950           221,239       $  2,533,896
                              =======================================================================
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16067-00-0804
                                                                [PIONEER Logo]
                                                                    PIONEER
                                                                 Investments(R)












                      PIONEER VARIABLE CONTRACTS TRUST


                Pioneer Balanced VCT Portfolio -- Class II Shares











                                                               SEMIANNUAL REPORT


                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                                      2
  Portfolio Management Discussion                                       3
  Schedule of Investments                                               5
  Financial Statements                                                 12
  Notes to Financial Statements                                        16

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------
 [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investment portfolio)

U.S. Common Stocks                              65.0%
Asset Backed Securities                          0.4%
U.S. Corporate Bonds                            13.0%
U.S. Government Securities                      21.6%

 [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of long-term holdings)

Utilities                                        0.5%
Telecommunication Services                       1.1%
Materials                                        3.5%
Energy                                           6.0%
Industrials                                      7.3%
Health Care                                      9.3%
Consumer Discretionary                          10.3%
Information Technology                          11.8%
Financials                                      12.2%
Consumer Staples                                17.1%
Government                                      20.9%


Five Largest Holdings
(As a percentage of equity holdings)

1. Berkshire Hathaway, Inc.
    (Class B)                                    3.50%
2. First Data Corp.                              3.35
3. Microsoft Corp.                               3.29
4. Pfizer, Inc.                                  3.21
5. Northrop Grumman Corp.                        3.21

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions
                                      6/30/04              12/31/03
Net Asset Value per Share             $14.15                $14.02


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.120          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Balanced VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index and the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]



       Lehman Aggregate Bond Index+   S&P 500    Pioneer Balanced VCT Portfolio
3/95          10000                    10000                10000
              11279                    12533                11825
6/96          11686                    15406                13412
              12817                    20543                15535
6/98          13929                    26417                15474
              13812                    31974                15825
6/00          15418                    29068                16647
              16720                    25623                16230
6/02          18435                    19961                14527
              19192                    25684                17258
6/04          19221                    26567                18434



+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted measure of government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.
--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)
--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                            6.44%
(3/1/95)
5 Years                                                                  2.03%
1 Year                                                                   8.77%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

While the economy grew and corporate profits rose during the first half of 2004, stock market returns were muted by worries about rising interest rates as well as geopolitical issues around the world. In the fixed income markets, the jump in market interest rates midway through the six months sent many bond prices lower, resulting in weak returns in most sectors. In the following interview, Timothy Mulrenan, who is responsible for the equity portfolio of Pioneer Balanced VCT Portfolio, and Richard Schlanger, who is responsible for the Portfolio's fixed income investments, discuss the markets and their investment strategies during the six months ended June 30, 2004.

Q: How did the Portfolio perform during the first six months of 2004?

A: Class II shares of Pioneer Balanced VCT Portfolio had a total return of 1.79% at net asset value during the six months ended June 30, 2004. In comparison, the Portfolio's benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index returned 3.44% and 0.15%, respectively.

Q: What were the factors that affected performance?

A: The domestic equity market produced generally positive returns for the six months, but those returns masked the underlying volatility and tensions between conflicting influences. Supporting equity valuations were an expanding economy and robust corporate profits. Reported earnings tended to be 25% higher than in the comparable period of 2003. The competing negative factors included the spike in market interest rates midway through the six months, as well as uncertainty brought on by concerns over issues such as energy prices, stability in Iraq and presidential election-year politics.

   In the fixed income markets, interest rates rose, with shorter-maturity rates rising more than longer-term rates. The price losses brought on by higher rates as well as the flattening of the yield curve - or difference between short-term and long-term yields - resulted in volatility in the bond market. The key factor was the widely anticipated announcement by the Federal Reserve Board on the final day of the period to begin tightening monetary policy by starting to raise the influential overnight lending rate - the Fed Funds rate. The initial hike was from 1.00% to 1.25%, but the expectation was that the Fed would raise rates further in the months to come in an effort to guard against inflationary pressures.

Q: What were your principal equity strategies during the period?

A: We kept the allocation between equities and bonds consistent during the six months. On June 30, about 64% of assets were invested in stocks - about the same percentage as at the start of the period. The remaining assets were invested in fixed income assets, including corporate bonds, government securities, and mortgage-backed securities, with a small allocation in foreign bonds and less than 2% in cash.

   There also were no major tactical changes in the equity allocation, although we did trim our energy position to take profits and to reduce our vulnerability to the area during a time when we expected increased price volatility. We remained overweighted in energy stocks, however, and are positive about the sector's longer-term fundamentals. We modestly increased the Fund's health care holdings, adding medical device company Guidant and pharmaceutical company Eli Lilly. We thought Guidant's stock price had become compellingly attractive after it fell because of an announcement about a delay in a new product introduction. We like Eli Lilly because it has well-developed research and development activities that should produce a flow of new products. In addition, we initiated a position in Liz Claiborne, the apparel company. We think it is attractive because of its strong distribution during a time when the industry was beginning to gain greater control over pricing.

   We substantially reduced our holdings in two stocks that had performed very well - software company Symantec and auto insurance company Progressive. We also eliminated our position in Devon Energy, an exploration and production company, because of our concerns about its internal cost structure.

Q: How did you manage the fixed income portion of the Portfolio?

A: In the fixed income allocation, we raised overall quality, with average credit quality moving from A+ to AA-. Interest-rate sensitivity - as measured by duration - was

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04                           (continued)

   about even with that of the benchmark Lehman Brothers Aggregate Bond Index, although it declined slightly during the six months to about 4.3 years.

   We increased our exposure to mortgage-backed securities - the best-performing part of the investment-grade market - from 40.3% of fixed income assets to 48.0%. Mortgages tend to be less vulnerable to declining prices than Treasuries and other government securities in a rising interest-rate environment. We reduced our exposure to corporates, taking profits when their yield advantage over Treasuries began to narrow. At the end of the period, 26.3% of the fixed income portfolio was invested in industrial and utility bonds, compared to 31.4% at the start of the period. At the same time, we also reduced our banking and financial services bond holdings from 10.7% to 9.3% of fixed income assets. When we invest in corporates, we tend to favor new issues, which had a greater yield advantage over Treasuries than existing issues available on the secondary market. When we invested in Treasury bonds, we tended to hold TIPS, or inflation-protected Treasuries, although we sold them near the end of the period when the Federal Reserve made it clear it intended to control inflationary pressures.

Q: What types of investments had the greatest influence on performance?

A: Among our equity investments, our emphasis on consumer staples companies helped considerably as stock investors began to recognize the value of higher-quality, stable growth companies that had been overlooked in the rally of 2003. Holdings such as Gillette, PepsiCo and Wrigley performed very well. Our technology positions also contributed to performance, led by Symantec, whose share price went up 27% during the six months. Detracting from performance, however, was security selection in the consumer discretionary sector. Family Dollar Stores had disappointing earnings, which may have been related to higher gasoline prices and the adverse effect on their largely lower-income customers, but we still favored the company and continued to hold it at the end of the period. Newmont Mining, which had been a strong contributor to Fund performance prior to the period, fell 20% during the period in response to slumping gold prices. However, we still believe the company is attractive and continue to hold a position in it.

   In the fixed income portfolio, our overweight position in mortgages helped substantially, as did our exposure to corporate bonds - both high yield and investment-grade. Performance was held back, however, by our concentration in intermediate-term securities, as short- and intermediate-term interest rates rose more than the rates on long-term bonds during the six months.

Q: What is your investment outlook?

A: We believe the June 30 announcement by the U.S. Federal Reserve that it was starting to raise short-term rates is the start of a long process of interest-rate hikes that is likely to continue at least through the end of 2005. We anticipate moving to a barbell strategy over time with respect to maturity allocations, concentrating on both short-term securities and long-term bonds while de-emphasizing intermediate-term bonds that we think are most vulnerable in the present environment.

   We believe the equity market will continue to be choppy, with no major trends either up or down in stock price averages. The outlooks for gross domestic product (GDP) and for corporate earnings both are favorable, although the rate of corporate profit growth may slow somewhat. The big question that will be on investors' minds will be what happens to interest rates. In addition, uncertainty about geopolitical events and the outcome of the presidential election will influence investor psychology. We think the most likely scenario is that the major stock averages will show moderate growth over the next several months.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                        Value

            COMMON STOCKS - 63.8%
            Energy - 5.5%
            Integrated Oil & Gas - 0.3%
 3,900      Exxon Mobil Corp.                           $   173,199
                                                        -----------
            Oil & Gas Drilling - 4.2%
 8,700      Encana Corp.                                $   375,492
35,200      ENSCO International, Inc.                     1,024,320
22,000      Varco International, Inc.*                      481,580
                                                        -----------
                                                        $ 1,881,392
                                                        -----------
            Oil & Gas Exploration &
            Production - 0.9%
11,400      Pioneer Natural Resources Co.               $   399,912
                                                        -----------
            Total Energy                                $ 2,454,503
                                                        -----------
            Materials - 2.4%
            Precious Metals & Minerals - 2.4%
27,000      Newmont Mining Corp.                        $ 1,046,520
                                                        -----------
            Total Materials                             $ 1,046,520
                                                        -----------
            Capital Goods - 3.7%
            Aerospace & Defense - 3.1%
26,000      Northrop Grumman Corp.                      $ 1,396,200
                                                        -----------
            Electrical Component & Equipment - 0.5%
 8,500      Molex, Inc.                                 $   231,880
                                                        -----------
            Total Capital Goods                         $ 1,628,080
                                                        -----------
            Commercial Services & Supplies - 0.5%
            Diversified Commercial Services - 0.5%
 5,100      Cintas Corp.                                $   243,117
                                                        -----------
            Total Commercial Services &
            Supplies                                    $   243,117
                                                        -----------
            Transportation - 2.2%
            Trucking - 2.2%
12,900      United Parcel Service                       $   969,693
                                                        -----------
            Total Transportation                        $   969,693
                                                        -----------


Shares                                                        Value

            Media - 2.9%
            Broadcasting & Cable TV - 1.1%
 5,800      Clear Channel Communications, Inc.          $   214,310
10,200      Comcast Corp. (Special)*                        281,622
                                                        -----------
                                                        $   495,932
                                                        -----------
            Movies & Entertainment - 1.8%
21,840      Viacom, Inc. (Class B)                      $   780,125
                                                        -----------
            Total Media                                 $ 1,276,057
                                                        -----------
            Retailing - 3.1%
            Apparel Retail - 0.5%
 6,400      Liz Claiborne, Inc.                         $   230,272
                                                        -----------
            General Merchandise Stores - 2.6%
37,800      Family Dollar Stores, Inc.                  $ 1,149,876
                                                        -----------
            Total Retailing                             $ 1,380,148
                                                        -----------
            Food & Drug Retailing - 6.7%
            Drug Retail - 0.8%
 8,200      CVS Corp.                                   $   344,564
                                                        -----------
            Food Distributors - 1.9%
12,300      Cardinal Health, Inc.                       $   861,615
                                                        -----------
            Food Retail - 2.9%
20,600      Wm. Wrigley Jr. Co.                         $ 1,298,830
                                                        -----------
            Hypermarkets & Supercenters - 1.1%
 8,900      Wal-Mart Stores, Inc.                       $   469,564
                                                        -----------
            Total Food & Drug Retailing                 $ 2,974,573
                                                        -----------
            Food Beverage & Tobacco - 6.3%
            Distillers & Vintners - 2.7%
22,400      Anheuser-Busch Companies, Inc.              $ 1,209,600
                                                        -----------
            Soft Drinks - 3.6%
12,600      The Coca-Cola Co.                           $   636,048
17,900      PepsiCo, Inc.                                   964,452
                                                        -----------
                                                        $ 1,600,500
                                                        -----------
            Total Food Beverage & Tobacco               $ 2,810,100
                                                        -----------


The accompanying notes are an integral part of these financial statements.
                                                                              5

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

Shares                                                        Value

            Household & Personal Products - 4.1%
            Household Products - 1.0%
 9,300      Estee Lauder Co.                            $   453,654
                                                        -----------
            Personal Products - 3.1%
32,400      Gillette Co.                                $ 1,373,760
                                                        -----------
            Total Household & Personal
            Products                                    $ 1,827,414
                                                        -----------
            Health Care Equipment & Services - 3.5%
            Health Care Distributors - 1.4%
17,800      Wyeth, Inc.                                 $   643,648
                                                        -----------
            Health Care Equipment - 2.1%
17,300      Biomet, Inc.                                $   768,812
 2,900      Guidant Corp.                                   162,052
                                                        -----------
                                                        $   930,864
                                                        -----------
            Total Health Care Equipment &
            Services                                    $ 1,574,512
                                                        -----------
            Pharmaceuticals & Biotechnology - 5.0%
            Biotechnology - 0.5%
 4,316      Amgen, Inc.*                                $   235,524
                                                        -----------
            Pharmaceuticals - 4.4%
 4,000      Eli Lilly & Co.                             $   279,640
 6,500      Merck & Co., Inc.                               308,750
40,788      Pfizer, Inc.                                  1,398,213
                                                        -----------
                                                        $ 1,986,603
                                                        -----------
            Total Pharmaceuticals &
            Biotechnology                               $ 2,222,127
                                                        -----------
            Diversified Financials - 2.4%
            Asset Management & Custody Banks - 1.0%
14,100      The Bank of New York Co., Inc.              $   415,668
                                                        -----------
            Consumer Finance - 1.4%
12,300      American Express Co.                        $   631,974
                                                        -----------
            Total Diversified Financials                $ 1,047,642
                                                        -----------


Shares                                                        Value

            Insurance - 5.2%
            Property & Casualty Insurance - 5.2%
   515      Berkshire Hathaway, Inc. (Class B)*         $ 1,521,825
 9,000      Progressive Corp.*                              767,700
                                                        -----------
                                                        $ 2,289,525
                                                        -----------
            Total Insurance                             $ 2,289,525
                                                        -----------
            Software & Services - 8.4%
            Application Software - 5.1%
50,100      Microsoft Corp.                             $ 1,430,856
19,200      Symantec Corp.*                                 840,576
                                                        -----------
                                                        $ 2,271,432
                                                        -----------
            Data Processing & Outsourced Services - 3.3%
32,700      First Data Corp.                            $ 1,455,804
                                                        -----------
            Total Software & Services                   $ 3,727,236
                                                        -----------
            Technology Hardware & Equipment - 1.5%
            Computer Hardware - 1.5%
32,022      Hewlett-Packard Co.                         $   675,664
                                                        -----------
            Total Technology Hardware &
            Equipment                                   $   675,664
                                                        -----------
            Semiconductors - 0.4%
 5,800      Intel Corp.                                 $   160,080
                                                        -----------
            Total Semiconductors                        $   160,080
                                                        -----------
            TOTAL COMMON STOCKS
            (Cost $24,340,428)                          $28,306,991
                                                        -----------

 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------




Principal   S&P/Moody's
   Amount   Ratings                                                                         Value

                        ASSET BACKED SECURITIES - 0.4%
                        Diversified Financials - 0.2%
                        Diversified Financial Services - 0.2%
$ 89,819    BBB-/Baa2   PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)      $    88,571
                                                                                      -----------
                                                                                      $    88,571
                                                                                      -----------
                        Real Estate - 0.2%
                        Real Estate Investment Trusts - 0.2%
 100,000    BBB-/Baa3   Global Signal Trust, 5.395%, 1/15/34 (144A)                   $    96,087
                                                                                      -----------
                        Total Real Estate                                             $    96,087
                                                                                      -----------
                        TOTAL ASSET BACKED SECURITIES
                        (Cost $189,819)                                               $   184,658
                                                                                      -----------
                        CORPORATE BONDS - 12.7%
                        Energy - 0.3%
                        Integrated Oil & Gas - 0.1%
  30,000    BBB+/Baa1   Occidental Petroleum, 7.65%, 2/15/06                          $    32,169
  40,000    BBB+/Baa1   Occidental Petroleum, 6.75%, 1/15/12                               44,054
                                                                                      -----------
                                                                                      $    76,223
                                                                                      -----------
                        Oil & Gas Refining Marketing & Transportation - 0.1%
  65,000    BBB/Ba1     Magellan Midstream Partners, L.P., 6.45%, 6/1/14              $    65,292
                                                                                      -----------
                        Total Energy                                                  $   141,515
                                                                                      -----------
                        Materials - 1.3%
                        Commodity Chemicals - 0.2%
 100,000    BB+/Ba2     Nova Chemicals, Ltd., 6.5%, 1/15/12                           $    98,500
                                                                                      -----------
                        Diversified Metals & Mining - 0.3%
 125,000    BBB-/Baa3   Inco, Ltd., 7.2%, 9/15/32                                     $   131,707
                                                                                      -----------
                        Metal & Glass Containers - 0.1%
  40,000    BBB/Baa2    Tenneco Packaging, 8.125%, 6/15/17                            $    47,508
                                                                                      -----------
                        Paper Products - 0.2%
 100,000    BB/Ba2      Abitibi-Consolidated, Inc., 6.95%, 4/1/08                     $   101,300
                                                                                      -----------
                        Specialty Chemicals - 0.3%
 100,000    BBB-/Baa3   Ferro Corp., 9.125%, 1/1/09                                   $   114,836
                                                                                      -----------
                        Steel - 0.2%
  75,000    BB/Ba3      International Steel Group, 6.5%, 4/15/14 (144A)               $    70,313
                                                                                      -----------
                        Total Materials                                               $   564,164
                                                                                      -----------
                        Capital Goods - 0.8%
                        Aerospace & Defense - 0.1%
  25,000    B/B3        K&F Industries, 9.625%, 12/15/10                              $    27,406
                                                                                      -----------
                        Electrical Components & Equipment - 0.2%
  75,000    BBB-/Ba1    Thomas & Betts Corp., 7.25%, 6/1/13                           $    79,441
                                                                                      -----------
                        Industrial Conglomerates - 0.2%
  55,000    AAA/Aaa     General Electric Capital Corp., 6.125%, 2/22/11               $    58,902
  30,000    AAA/Aaa     General Electric Capital Corp., 6.75%, 3/15/32                     32,250
                                                                                      -----------
                                                                                      $    91,152
                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------



Principal   S&P/Moody's
   Amount   Ratings                                                                         Value
                            Industrial Machinery - 0.3%
$150,000    BBB-/Ba1        Timken Co., 5.75%, 2/15/10                                $   150,314
                                                                                      -----------
                            Total Capital Goods                                       $   348,313
                                                                                      -----------
                            Automobiles & Components - 0.8%
                            Automobile Manufacturers - 0.8%
 200,000    BBB/Baa1        General Motors, 7.2%, 1/15/11                             $   209,559
  50,000    BBB-/A3         Ford Motor Credit Co., 9.14%, 12/30/14                         51,464
 100,000    BB+/Ba1         Hyundai Motor Co., Ltd., 5.3%, 12/19/08                        98,409
                                                                                      -----------
                                                                                      $   359,432
                                                                                      -----------
                            Total Automobiles & Components                            $   359,432
                                                                                      -----------
                            Hotels, Restaurants & Leisure - 0.5%
                            Casinos & Gaming - 0.0%
  25,000    B+/B1           Turning Stone, 9.125%, 12/15/10 (144A)                    $    26,125
                                                                                      -----------
                            Hotels, Resorts & Cruise Lines - 0.5%
 200,000    BBB-/Ba1        Hilton Hotels, 7.625%, 12/1/12                            $   215,000
                                                                                      -----------
                            Total Hotels, Restaurants & Leisure                       $   241,125
                                                                                      -----------
                            Media - 2.2%
                            Broadcasting & Cable TV - 1.5%
 250,000    BBB/Baa3        Comcast Cable Corp., 7.125%, 6/15/13                      $   273,265
 240,000    BBB/Baa2        Cox Communications, 7.125%, 10/1/12                           263,028
 160,000    BB-/Ba3         Echostar DBS Corp., 6.375%, 10/1/11 (144A)                    157,600
                                                                                      -----------
                                                                                      $   693,893
                                                                                      -----------
                            Movies & Entertainment - 0.2%
 100,000    BBB+/Baa1       AOL Time Warner, Inc., 6.875%, 5/1/12                     $   108,059
                                                                                      -----------
                            Publishing - 0.4%
 170,000    BBB-/Baa3       News America Inc., 7.3%, 4/30/28                          $   184,346
                                                                                      -----------
                            Total Media                                               $   986,298
                                                                                      -----------
                            Retailing - 0.2%
                            Specialty Stores - 0.2%
 100,000    BB/Ba2          Toys "R" Us, 7.875%, 4/15/13                              $   100,375
                                                                                      -----------
                            Total Retailing                                           $   100,375
                                                                                      -----------
                            Food, Beverage & Tobacco - 0.3%
                            Tobacco - 0.3%
 150,000    BBB/Baa2        Altria Group, Inc., 7.0%, 11/4/13                         $   152,748
                                                                                      -----------
                            Total Food, Beverage & Tobacco                            $   152,748
                                                                                      -----------
                            Health Care Equipment & Services - 0.7%
                            Health Care Facilities - 0.5%
 100,000    BBB-/Ba1        HCA, Inc., 6.3%, 10/1/12                                  $   200,103
                                                                                      -----------
                            Health Care Supplies - 0.2%
 100,000    BBB-/Ba1        Bausch & Lomb, 7.125%, 8/1/28                             $   100,118
                                                                                      -----------
                            Total Health Care Equipment & Services                    $   300,221
                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



Principal   S&P/Moody's
   Amount   Ratings                                                                         Value
                            Pharmaceuticals & Biotechnology - 0.1%
                            Pharmaceuticals - 0.0%
$ 40,000    AAA/Aaa         Pharmacia Corp., 6.6%, 12/1/28                            $    43,322
                                                                                      -----------
                            Total Pharmaceuticals & Biotechnology                     $    43,322
                                                                                      -----------
                            Banks - 0.5%
                            Diversified Banks - 0.3%
  50,000    NR/Aaa          KFW-Kredit Wiederaufbau, 2.75%, 5/8/07                    $    48,936
  75,000    AA-/Aa2         National Westminster, 7.375%, 10/1/09                          84,955
                                                                                      -----------
                                                                                      $   133,891
                                                                                      -----------
                            Thrifts & Mortgage Finance - 0.2%
 100,000    BBB-/Baa3       Sovereign Bank, 5.125%, 3/15/13                           $    95,060
                                                                                      -----------
                            Total Banks                                               $   228,951
                                                                                      -----------
                            Diversified Financials - 0.9%
                            Investment Banking & Brokerage - 0.1%
  75,000    B+/B1           E*Trade Financial Corp., 8.0%, 6/15/11 (144A)             $    74,625
                                                                                      -----------
                            Diversified Financial Services - 0.4%
 100,000    A-/Baa3         Brascan Corp., 5.75%, 3/1/10                              $   102,848
 100,000    BBB/Baa3        Glencore Funding LLC, 6.0%, 4/15/14 (144A)                     92,754
                                                                                      -----------
                                                                                      $   195,602
                                                                                      -----------
                            Specialized Finance - 0.2%
 100,000    B/B2            MDP Acquistions, 9.625%, 10/1/12                          $   109,500
                                                                                      -----------
                            Total Diversified Financials                              $   379,727
                                                                                      -----------
                            Insurance - 1.3%
                            Life & Health Insurance - 0.2%
 100,000    BB+/Ba1         Provident Companies, Inc., 7.0%, 7/15/18                  $    95,231
                                                                                      -----------
                            Multi - Line Insurance - 0.1%
  50,000    A/Baa1          Loew Corp., 5.25%, 3/15/16                                $    46,598
                                                                                      -----------
                            Property & Casualty Insurance - 0.8%
 150,000    BBB+/Baa2       Berkley (WR), 5.875%, 2/15/13                             $   153,089
  85,000    BBB-/NR         Kingsway America, Inc., 7.5%, 2/1/14                           83,538
 100,000    BBB-/Baa3       Arch Capital Group, Ltd., 7.35%, 5/1/34                       100,662
                                                                                      -----------
                                                                                      $   337,289
                                                                                      -----------
                            Reinsurance - 0.2%
 100,000    BBB-/Baa3       Odyssey Re Holdings, 7.65%, 11/1/13                       $   107,497
                                                                                      -----------
                            Total Insurance                                           $   586,615
                                                                                      -----------
                            Real Estate - 0.6%
                            Real Estate Investment Trusts - 0.5%
 150,000    BBB-/Baa3       Hospitality Properties Trust, 6.75%, 2/15/13              $   155,727
 100,000    BBB-/Baa3       Colonial Reality LP, 6.15%, 4/15/13                           101,603
                                                                                      -----------
                                                                                      $   257,330
                                                                                      -----------
                            Total Real Estate                                         $   257,330
                                                                                      -----------
                            Technology Hardware & Equipment - 1.3%
                            Computer Hardware - 0.8%
 250,000    BBB-/Baa3       NCR Corp., 7.125%, 6/15/09                                $   273,454
 100,000    BB+/Ba1         UNISYS Corp., 6.875%, 3/15/10                                 103,000
                                                                                      -----------
                                                                                      $   376,454
                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------



Principal   S&P/Moody's
   Amount   Ratings                                                                         Value
                            Electronic Manufacturing Services - 0.2%
$  75,000   BB+/Baa3        Jabil Circuit, Inc., 5.875%, 7/15/10                      $    77,475
                                                                                      -----------
                            Technology Distributors - 0.2%
  100,000   BBB-/Baa3       Arrow Electronic Inc., 6.875%, 7/1/13                     $   104,456
                                                                                      -----------
                            Total Technology Hardware & Equipment                     $   558,385
                                                                                      -----------
                            Telecommunication Services - 0.4%
                            Integrated Telecommunication Services - 0.4%
  100,000   BBB+/Baa3       Intelsat, Ltd. 6.5%, 11/1/13                              $    88,343
  100,000   BBB+/Baa2       Telecom Italia S.p.A., 5.25%, 11/15/13 (144A)                  96,785
                                                                                      -----------
                                                                                      $   185,128
                                                                                      -----------
                            Total Telecommunication Services                          $   185,128
                                                                                      -----------
                            Utilities - 0.5%
                            Electric Utilities - 0.2%
   95,000   BBB-/Baa3       FLP Energy American Wind Llc, 6.639%, 6/20/23 (144A)      $    96,999
                                                                                      -----------
                            Multi-Utilities & Unregulated Power - 0.3%
  100,000   B/B1            Reliant Energy Inc., 9.5%, 7/15/13                        $   107,750
                                                                                      -----------
                            Total Utilities                                           $   204,749
                                                                                      -----------
                            TOTAL CORPORATE BONDS
                            (Cost $5,493,563)                                         $ 5,638,398
                                                                                      -----------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.2%
                            Government - 21.2%
  396,360   AAA/Aaa         Federal Home Loan Mortgage Corp., 5.0%, 4/1/34            $   383,027
  475,466   AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                474,100
  216,149   AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 9/1/17                221,401
  173,487   AAA/Aaa         Federal Home Loan Mortgage Corp., 5.5%, 10/1/16               177,830
  123,088   AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0% , 1/1/32               126,103
  273,687   AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0% , 11/1/33              279,878
   50,005   AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0% , 6/1/34                51,135
1,329,244   AAA/Aaa         Federal Home Loan Mortgage Corp., 6.0%, 1/1/33              1,360,078
   45,587   AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 5/1/09                 48,248
   30,235   AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                31,537
   91,645   AAA/Aaa         Federal Home Loan Mortgage Corp., 6.5%, 11/1/33                95,957
   63,104   AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32           65,753
  150,000   AAA/Aaa         Federal National Mortgage Association, 5.0%, 6/1/34           145,071
  237,310   AAA/Aaa         Federal National Mortgage Association, 5.5%, 11/1/33          236,860
  221,223   AAA/Aaa         Federal National Mortgage Association, 5.5%, 2/1/17           227,041
  137,933   AAA/Aaa         Federal National Mortgage Association, 5.5%, 3/1/34           137,452
  249,122   AAA/Aaa         Federal National Mortgage Association, 5.5%, 4/1/34           248,253
  144,591   AAA/Aaa         Federal National Mortgage Association, 6.%, 12/1/33           147,784
  110,000   AAA/Aaa         Federal National Mortgage Association, 6.125%, 3/15/12        118,615
   20,007   AAA/Aaa         Federal National Mortgage Association, 6.5%, 10/1/32           20,847
   83,029   AAA/Aaa         Federal National Mortgage Association, 6.5%, 4/1/29            87,034
  180,906   AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32           188,502
  120,726   AAA/Aaa         Federal National Mortgage Association, 6.5%, 7/1/32           125,900
   25,302   AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/13            26,784
   74,676   AAA/Aaa         Federal National Mortgage Association, 6.5%, 9/1/32            78,006
   82,862   AAA/Aaa         Federal National Mortgage Association, 6.5%, 12/1/21           86,794
   24,907   AAA/Aaa         Federal National Mortgage Association, 6.5%, 8/1/14            26,343
   10,000   AAA/Aaa         Federal National Mortgage Association, 7.125%, 6/15/10         11,353

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




Principal   S&P/Moody's
   Amount   Ratings                                                                         Value
                            (U.S. Government And Agency Obligations Cont.)
 $ 40,082   AAA/Aaa         Federal National Mortgage Association, 9.0%, 4/1/33       $    44,559
  300,000   AAA/Aaa         Freddie Mac, 3.25%, 2/25/08                                   293,859
  150,000   AAA/Aaa         Freddie Mac, 5.75%, 1/15/12                                   158,248
  545,023   AAA/Aaa         Government National Mortgage Association, 6.0%, 9/15/33       559,458
  195,356   AAA/Aaa         Government National Mortgage Association II, 5.5%, 2/20/34    195,193
   34,489   AAA/Aaa         Government National Mortgage Association II, 7.5%, 9/20/29     37,185
   66,055   AAA/Aaa         Government National Mortgage Association, 5.5%, 9/15/33        66,197
  311,211   AAA/Aaa         Government National Mortgage Association, 5.5%, 6/15/33       311,511
  242,819   AAA/Aaa         Government National Mortgage Association, 5.5%, 7/15/33       243,053
  167,714   AAA/Aaa         Government National Mortgage Association, 5.5%, 8/15/33       167,875
  169,178   AAA/Aaa         Government National Mortgage Association, 6.0%, 9/15/32       173,715
  347,177   AAA/Aaa         Government National Mortgage Association, 6.0%, 10/20/33      357,148
  166,809   AAA/Aaa         Government National Mortgage Association, 6.5%, 5/15/33       174,599
   68,834   AAA/Aaa         Government National Mortgage Association, 6.5%, 10/15/28       72,111
  470,000   AAA/Aaa         U.S. Treasury Notes, 4.0%, 11/15/12                           455,037
  500,000   AAA/Aaa         U.S. Treasury Notes, 5.625%, 5/15/08                          538,203
  300,000   AAA/Aaa         U.S. Treasury Notes, 4.75%, 11/15/08                          313,314
                                                                                      -----------
                                                                                      $ 9,388,951
                                                                                      -----------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $9,433,069)                                         $ 9,388,951
                                                                                      -----------
                            TOTAL INVESTMENT IN SECURITIES - 98.1%
                            (Cost $39,456,879)                                        $43,518,998
                                                                                      -----------
                            OTHER NET ASSETS - 1.9%                                   $   835,231
                                                                                      -----------
                            TOTAL NET ASSETS - 100.0%                                 $44,354,229
                                                                                      ===========

N/R    Not rated by either S&P or Moddy's
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $799,859 or 1.8% of total net assets. The accompanying notes are an integral part of these financial statements.


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




                                                                                             Six Months
                                                                                               Ended             5/1/03
Class II (a)                                                                                  6/30/04              to
                                                                                            (unaudited)         12/31/03

Net asset value, beginning of period                                                         $ 14.02            $ 12.67
                                                                                              -------           -------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                               $  0.10            $ 0.14
  Net realized and unrealized gain (loss) on investments and foreign currency transactions      0.15              1.40
                                                                                              -------           ------
    Net increase (decrease) from investment operations                                       $  0.25            $ 1.54
Distributions to shareowners:
  Net investment income                                                                       ( 0.12)           ( 0.19)
  Net realized gain                                                                               --                --
                                                                                              -------           -------
  Net increase (decrease) in net asset value                                                 $  0.13            $ 1.35
                                                                                              -------           -------
  Net asset value, end of period                                                             $ 14.15           $ 14.02
                                                                                              =======           =======
Total return*                                                                                   1.79%            12.17%
Ratio of net expenses to average net assets+                                                    1.19%**           1.11%**
Ratio of net investment income (loss) to average net assets+                                    1.50%**           1.12%**
Portfolio turnover rate                                                                           35%**             37%
Net assets, end of period (in thousands)                                                     $ 6,713           $ 3,390
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                                  1.19%**           1.11%**
  Net investment income (loss)                                                                  1.50%**           1.12%**



(a) Class II shares were first publicly offered on May 1, 2003.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                     Pioneer
                                                                     Balanced
                                                                  VCT Portfolio
ASSETS:
 Investment in securities, at value
 (Cost $39,456,879)                                                $ 43,518,998
 Cash                                                                   935,566
 Foreign currencies, at value                                                --
 Receivables --
   Investment securities sold                                           242,436
   Fund shares sold                                                       1,060
   Dividends, interest and foreign taxes withheld                       160,986
 Other                                                                      427
                                                                   ------------
       Total assets                                                $ 44,859,473
                                                                   ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                 $    452,482
   Fund shares repurchased                                                1,345
   Dividends                                                                 --
   Upon return for securities loaned                                         --
   Forward foreign currency portfolio hedge contracts, open -- net           --
 Due to bank                                                                 --
 Due to affiliates                                                       29,685
 Accrued expenses                                                        21,732
 Other                                                                       --
                                                                   ------------
       Total liabilities                                           $    505,244
                                                                   ------------
NET ASSETS:
 Paid-in capital                                                   $ 45,716,039
 Accumulated net investment income (loss)                               (5,493)
 Accumulated undistributed net realized gain (loss)                 (5,418,436)
 Net unrealized gain (loss) on:
   Investments                                                        4,062,119
   Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies                     --
                                                                   ------------
       Total net assets                                            $ 44,354,229
                                                                   ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                      $ 37,640,853
 Shares outstanding                                                   2,654,818
                                                                   ------------
   Net asset value per share                                       $      14.18
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                      $  6,713,376
 Shares outstanding                                                     474,365
                                                                   ------------
   Net asset value per share                                       $      14.15



The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                    Pioneer
                                                                    Balanced
                                                                  VCT Portfolio

                                                                   Six Months
                                                                      Ended
                                                                    6/30/04

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $341)                   $  135,243
 Interest                                                               451,405
 Income on securities loaned, net                                            --
 Other                                                                       --
                                                                     ----------
  Total investment income                                            $  586,648
                                                                     ----------
EXPENSES:
 Management fees                                                     $  144,037
 Transfer agent fees                                                      1,475
 Distribution fees (Class II)                                             6,237
 Administrative fees                                                      9,250
 Custodian fees                                                           8,120
 Professional fees                                                       26,333
 Printing                                                                 5,838
 Fees and expenses of nonaffiliated trustees                                 --
 Miscellaneous                                                            1,694
                                                                      ----------
  Total expenses                                                     $  202,984
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                    --
                                                                      ----------
  Net expenses                                                       $  202,984
                                                                      ----------
    Net investment income (loss)                                     $  383,664
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                        $  934,310
   Futures contracts                                                         --
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                       --
                                                                      ----------
                                                                     $  934,310
                                                                      ----------
 Change in net unrealized gain or loss from:
   Investments                                                       $ (500,826)
   Futures contracts                                                         --
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                       --
                                                                     ----------
                                                                     $ (500,826)
                                                                     ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                  $  433,484
                                                                     ==========
 Net increase (decrease) in net assets resulting
  from operations                                                    $  817,148
                                                                     ==========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Pioneer
                                                    Balanced VCT Portfolio

                                                Six Months
                                                  Ended              Year
                                                 6/30/04            Ended
                                               (unaudited)        12/31/03

FROM OPERATIONS:
Net investment income (loss)                  $    383,664      $    718,572
Net realized gain (loss) on investments            934,310           336,352
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    (500,826)        5,309,842
                                              ------------      ------------
  Net increase (decrease) in net assets
    resulting from operations                 $         --      $  6,364,766
                                              ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $   (353,982)     $   (800,491)
 Class II                                          (47,983)          (20,067)
Net realized gain
 Class I                                                --                --
 Class II                                               --                --
Tax return of capital
 Class I                                                --                --
 Class II                                               --                --
                                              ------------      ------------
  Total distributions to shareowners          $   (401,965)     $   (820,558)
                                              ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  4,614,728      $  4,068,440
Reinvestment of distributions                      401,960           820,551
Cost of shares repurchased                      (5,240,015)       (9,119,455)
                                              ------------      ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $   (223,327)     $ (4,230,464)
                                              ------------      ------------
 Net increase (decrease) in net assets        $    191,856      $  1,313,744
                                              ------------      ------------
NET ASSETS:
Beginning of period                           $ 44,162,373      $ 42,848,629
                                              ------------      ------------
End of period                                 $ 44,354,229      $ 44,162,373
                                              ------------      ------------
Accumulated/(distributions in excess of)
 net investment income (loss)                 $     (5,493)     $     12,808
                                              ============      ============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Balanced VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value
   Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio) Pioneer Small Company VCT Portfolio (Small Company Portfolio) Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio) Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio) Pioneer Real
   Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
     Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objectives of Balanced Portfolio are capital growth and current income.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. As of June 30, 2004, there were no securities fair valued.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------

   bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, the portfolio had no open futures contracts.

C. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Balanced VCT Portfolio had a capital loss carryforward of $6,275,373, of which will the following amounts expire between 2006 and 2011 if not utilized: $985,646 in 2006, $2,699,582 in 2010, and $2,590,145, in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December
   31, 2003 and the distributions paid during the year ended December 31,
   2003 on a tax basis as of December 31, 2003.
-------------------------------------------------------------------------------

                                                                     Pioneer
                                                                     Balanced
                                                                  VCT Portfolio
                                                                       2003
-------------------------------------------------------------------------------


Distributions paid from:
Ordinary Income                                                     $   820,558
Long-Term capital gain                                                       --
                                                                    -----------
                                                                    $   820,558
Return of Capital                                                            --
                                                                    -----------
  Total distributions                                               $   820,558
                                                                    ===========
Distributable Earnings
  (Accumulated Losses):
  Undistributed ordinary income                                     $       400
Undistributed long-term gain/
  (capital loss carryforward)                                        (6,275,373)
Unrealized appreciation/(depreciation)                                4,497,980
                                                                    -----------
  Total                                                             $(1,776,993)
                                                                    ===========
-------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

D. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

E. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

F. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $27,997 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $259 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,429 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                          [LOGO] PIONEER
                                                                 Investments (R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                             Pioneer High Yield VCT Portfolio -- Class II Shares


                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
---------------------------------------------------

Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                2
  Portfolio Management Discussion                 3
  Schedule of Investments                         4
  Financial Statements                           10
  Notes to Financial Statements                  14

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Corporate Bonds                                57.7%
Convertible Corporate Bonds                         35.4%
Temporary Cash Investment                            4.1%
Convertible Preferred Stocks                         2.8%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS PRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

0-1 years                                            2.5%
1-3 years                                           16.6%
3-4 years                                           18.6%
4-6 years                                           44.9%
6-8 years                                           10.4%
8+  years                                            7.0%

Five Largest Holdings
(As a percentage of long-term holdings)

1.    Bowater, Inc., 6.5%, 6/15/13                   3.71%
2.    CMS Energy Corp., 7.75%, 8/1/10                2.97
3.    Freeport-Mc Corp., 5.5% (144A)                 2.87
4.    Forest City Enterprises, 7.625%, 6/1/15        2.83
5.    Meristar Hospitality Corp., 9.125%, 1/15/11    2.69

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions

                               6/30/04      12/31/03
Net Asset Value per Share      $11.12       $11.46

Distributions per Share                      Short-Term        Long-Term
(1/1/04 - 6/30/04)             Dividends     Capital Gains     Capital Gains
                               $0.2994       $  -              $0.047

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS PRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                ML Convertible
                  Pioneer            ML             Bonds
                 High Yield      High Yield      Speculative
               VCT Portfolio+     Master II        Quality

5/00              $10,000          $10,000         $10,000
                  $10,608           $9,770          $8,424
                  $12,390          $10,207          $7,882

6/02              $12,090          $10,013          $7,744
                  $16,022          $12,830         $10,529

6/04              $16,042          $13,006         $11,090

+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

Net Asset Value
Life-of-Class       11.46%
(5/1/00)
1 Year               9.43%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

High-yield bonds offered slightly positive returns during the first half of 2004. In the following report, portfolio manager Margaret Patel describes the market backdrop and why the Portfolio slightly underperformed its benchmark index.

Q: How did the Portfolio perform?

A: During the six months ended June 30, 2004, the Portfolio's Class II shares had a total return based on net asset value of 0.12%. By comparison, the Merrill Lynch High Yield Master II Index returned 1.36%. The 30-day SEC yield on June 30, 2004, was 3.64%.

Q: What was the environment like for the high-yield market during the first six months of 2004?

A: Rising interest rates significantly dampened returns for all segments of the fixed-income market. Signs of a strengthening economy and the increased possibility of sustained inflationary pressures caused market yields to rise in anticipation of an increase in short-term interest rates by the Federal Reserve Board. That hike came to pass on the last day of the period. Bond prices move in the opposite direction of interest rates and within such an environment Treasury bonds suffered the worst relative price declines. Steady economic growth helped high-yield bonds perform better than Treasuries, but high-yield bonds still suffered price declines due to rising market yields. Lower-quality securities outperformed higher-quality issues during the period, as investors became more comfortable taking on riskier investments within a strengthening economy.

Q. Why did the Portfolio's performance slightly lag that of the Merrill Lynch High Yield Master II Index?

A. The Portfolio had a higher overall credit quality than the index during a period when lower-rated bonds led the market. We favored higher-quality securities because we felt that they offered better value and risk profiles. We also increased the Portfolio's economic sensitivity during the period, including adding investments in the basic materials sector. Companies in this sector had performed well due to torrid demand from China. However, during the period the Chinese government took steps to slow economic growth to reduce inflationary pressures from building. Investors, in turn, became concerned that the moves would soften demand for basic materials, and so these investments suffered. Finally, the Portfolio's allocation to convertible securities - about 40% at the end of the period - also dampened performance somewhat. Convertibles underperformed generic high-yield bonds because of declines in the underlying stock prices, particularly in two of our areas of focus - basic materials and technology.

Q: Which investments proved to be some of the top performers during the fiscal year? Which disappointed?

A: Two energy holdings, Tom Brown and Nuevo Energy, offered significant price appreciation when they were each acquired by investment-grade companies. Convertible bonds issued by Kaydon - which manufactures ball bearings, hydraulic gear and filters for the aerospace, electronics and heavy construction industries - rose in concert with the underlying stock price due to an improving business outlook. Real estate firm LNR Properties continued to perform well despite the risk that higher interest rates might hurt its business. On the down side, three commodity-based companies - Freeport Mac MoRan, Coeur d'Alene Mining and Graftech, underperformed because of fears that slower growth in the U.S. and China would reduce demand for basic materials.

Q: What is your outlook?

A: The Fed's rate hike at the end of the period was widely expected, and the Board indicated its willingness to implement any further rate increases in a slow, measured manner. The U.S. economy remains relatively healthy, so we believe that the overall outlook for corporate earnings should be positive. It is possible that Treasury yields could continue to rise during the rest of 2004, but we feel that the extent of any such increases should be relatively muted. Within such an environment, high-yield bonds could continue to attract investors who are more comfortable taking on more risk within a healthy economy and who are looking for more attractive yields than either those offered in the Treasury or other lower-yielding segments of the fixed-income markets.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio invests in below investment-grade securities, which may be more volatile and subject to greater price fluctuations than investment-grade securities.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                S&P/Moody's
     Shares     Ratings                                                                       Value
                               CONVERTIBLE PREFERRED STOCKS - 2.8%
                               Materials - 2.8%
                               Construction Materials - 0.0%
      1,750     B-/B3          TXI Capital Trust I, 5.5%, 6/30/28                       $    80,325
                                                                                        -----------
                               Diversified Metals & Mining - 2.8%
      3,000     CCC/NR         Freeport-McCorp., 5.5% (144A)                            $ 2,688,750
                                                                                        -----------
                               Total Materials
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $3,077,338)                                        $ 2,769,075
                                                                                        -----------
   Principal
      Amount
                               CONVERTIBLE CORPORATE BONDS - 35.4%
                               Materials - 5.4%
                               Commodity Chemicals - 0.3%
 $  200,000     BB-/B1         Millenium Chemicals, Inc., 4.0%, 11/15/23 (144A)         $   311,000
                                                                                        -----------
                               Diversified Metals & Mining - 1.6%
    500,000     B+/B1          Massey Energy Co., 4.75% 5/15/23                         $   850,625
    500,000     B-/NR          Freeport McMoran Copper & Gold, Inc., 7.0%, 2/11/11          697,500
                                                                                        -----------
                                                                                        $ 1,548,125
                                                                                        -----------
                               Gold - 1.1%
  1,000,000     NR/NR          Coeur D'Alene Mines Corp. 1.25%, 1/15/24                 $   827,500
    250,000     BBB+/Baa2      Placer Dome, Inc., 2.75%, 10/15/23 (144A)                    282,500
                                                                                        -----------
                                                                                        $ 1,110,000
                                                                                        -----------
                               Specialty Chemicals - 0.5%
  1,000,000     BBB/Baa3       RPM International, Inc., 1.389%, 5/13/33                 $   521,250
                                                                                        -----------
                               Steel - 1.9%
  2,000,000     B-/NR          Graftech International, 1.625%, 1/15/24 (144A) (a)       $ 1,800,000
                                                                                        -----------
                               Total Materials                                          $ 5,290,375
                                                                                        -----------
                               Capital Goods - 5.1%
                               Aerospace & Defense - 2.2%
    400,000     NR/NR          EDO Corp., 5.25%, 4/15/07                                $   418,500
  1,725,000     B/B2           Alliant Technology Systems, 2.75%, 2/15/24 (144A)          1,785,375
                                                                                        -----------
                                                                                        $ 2,203,875
                                                                                        -----------
                               Constuction & Engineering - 1.3%
    875,000     NR/NR          Quanta Services, Inc., 4.0%, 7/1/07                      $   796,250
    500,000     B/NR           Quanta Services, 4.5%, 10/1/23                               493,125
                                                                                        -----------
                                                                                        $ 1,289,375
                                                                                        -----------
                               Electrical Component & Equipment - 1.2%
  2,595,000     NR/B1          Roper Industries, Inc., 1.4813%, 1/15/34 (a)             $ 1,164,506
                                                                                        -----------
                               Industrial Machinery - 0.4%
    300,000     BB-/Ba3        Kaydon Corp., 4.0%, 5/23/23 (144A)                       $   361,125
                                                                                        -----------
                               Total Capital Goods                                      $ 5,018,881
                                                                                        -----------
                               Media - 1.4%
                               Advertising - 1.4%
  1,000,000     BB+/Baa3       Interpublic Group Companies, 4.5%, 3/15/23               $ 1,360,000
                                                                                        -----------
                               Total Media                                              $ 1,360,000
                                                                                        -----------


4  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings                                                                       Value
                              Retailing - 0.5%
                              Specialty Stores - 0.5%
 $  500,000    B+/B3          Sonic Automotive, Inc., 5.25%, 5/7/09 (a)                $   484,375
                                                                                       -----------
                              Total Retailing                                          $   484,375
                                                                                       -----------
                              Health Care Equipment & Services - 2.1%
                              Health Care Equipment - 0.6%
    300,000    NR/NR          Wilson Greatbatch Technology, 2.25%, 6/15/13             $   284,625
    375,000    NR/NR          Epix Medical, 3.0%, 6/15/24 (144A)                           358,125
                                                                                       -----------
                                                                                       $   642,750
                                                                                       -----------
                              Health Care Facilities - 1.5%
  1,400,000    B-/B3          Community Health Systems, 4.25%, 10/15/08                $ 1,457,750
                                                                                       -----------
                              Total Health Care Equipment & Services                   $ 2,100,500
                                                                                       -----------
                              Pharmaceuticals & Biotechnology - 6.8%
                              Biotechnology - 1.9%
    800,000    CCC/NR         Human Genome Sciences, 3.75%, 3/15/07                    $   750,000
    850,000    NR/NR          CV Therapeutics, 4.75%, 3/7/07                               860,625
    300,000    NR/NR          Cubist Pharmaceuticals, 5.5%, 11/1/08                        279,750
                                                                                       -----------
                                                                                       $ 1,890,375
                                                                                       -----------
                              Pharmaceuticals - 4.9%
    400,000    NR/NR          Vertex Pharmaceuticals, Inc., 5.75%, 2/15/11 (144A)      $   402,000
  2,000,000    NR/NR          Ivax Corp., 4.5%, 5/15/08                                  1,980,000
  2,500,000    BB-/B1         Valeant Pharmaceuticals, 3.0%, 8/16/10 (144A)              2,381,250
                                                                                       -----------
                                                                                       $ 4,763,250
                                                                                       -----------
                              Total Pharmaceuticals & Biotechnology                    $ 6,653,625
                                                                                       -----------
                              Real Estate - 0.7%
                              Real Estate Management & Development - 0.7%
    500,000    B+/Ba3         LNR Property Corp., 5.5%, 3/1/23                         $   698,750
                                                                                       -----------
                              Total Real Estate                                        $   698,750
                                                                                       -----------
                              Software & Services - 1.1%
                              Application Software - 0.8%
    200,000    NR/NR          Mentor Graphics, 6.875%, 6/15/07                         $   211,500
    500,000    NR/NR          Serena Software, 1.5%, 12/15/23 (144A)                       537,500
                                                                                       -----------
                                                                                       $   749,000
                                                                                       -----------
                              IT Consulting & Other Services - 0.3%
    400,000    NR/NR          Safeguard Scientifics, 2.625%, 3/15/24 (144A)            $   296,500
                                                                                       -----------
                              Total Software & Services                                $ 1,045,500
                                                                                       -----------
                              Technology Hardware & Equipment - 6.0%
                              Communications Equipment - 3.0%
  1,500,000    B-/NR          Adaptec, Inc., 0.75%, 12/22/23                           $ 1,481,250
  1,020,000    BB+/Ba2        Corning, Inc., 3.5%, 11/1/08                               1,435,650
                                                                                       -----------
                                                                                       $ 2,916,900
                                                                                       -----------
                              Computer Storage & Peripherals - 0.8%
    700,000    NR/B2          Maxtor Corp., 6.8%, 4/30/10                              $   738,500
                                                                                       -----------
                              Electronic Equipment & Instruments - 0.4%
    300,000    B+/NR          Flir Systems, Inc., 3.0%, 6/1/23 (a)                     $   427,125
                                                                                       -----------


  The accompanying notes are an integral part of these financial statements.   5

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal     S&P/Moody's
      Amount     Ratings                                                                       Value
                                 Electronic Manufacturing Services - 1.4%
 $ 1,500,000     B+/Ba3          SCI Systems, Inc., 3.0%, 3/15/07                        $ 1,402,500
                                                                                         -----------
                                 Technology Distributors - 0.4%
     400,000     NR/NR           Bell Microproducts, Inc., 3.75%, 3/5/24 (144A)          $   397,500
                                                                                         -----------
                                 Total Technology Hardware & Equipment                   $ 5,882,525
                                                                                         -----------
                                 Semiconductors - 6.3%
                                 Semiconductor Equipment - 3.5%
     700,000     B-/NR           Advanced Energy Industries, Inc., 5.25%, 11/15/06       $   693,000
   1,700,000     B-/NR           FEI Co., 5.5%, 8/15/08                                    1,731,875
     700,000     NR/NR           Brooks Automation, Inc., 4.75%, 6/1/08                      682,500
     200,000     NR/NR           Axcelis Technologies, 4.25%, 1/15/07                        198,250
                                                                                         -----------
                                                                                         $ 3,305,625
                                                                                         -----------
                                 Semiconductors - 2.8%
   1,825,000     CCC+/NR         Conexant Systems, Inc., 4.0%, 2/1/07                    $ 1,747,438
   1,000,000     NR/NR           Triquint Semiconductor, 4.0%, 3/1/07 (a)                    957,500
                                                                                         -----------
                                                                                         $ 2,704,938
                                                                                         -----------
                                 Total Semiconductors                                    $ 6,010,563
                                                                                         -----------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $33,516,548)                                      $34,545,094
                                                                                         -----------
                                 CORPORATE BONDS - 57.7%
                                 Energy - 3.9%
                                 Oil & Gas Equipment And Services - 0.3%
     100,000     B+/B3           Transmontaigne, Inc., 9.125%, 6/1/10                    $   103,000
     200,000     BB-/Ba3         Grant Prideco Escrow, 9.0%, 12/15/09                        217,500
                                                                                         -----------
                                                                                         $   320,500
                                                                                         -----------
                                 Oil & Gas Refining Marketing & Transportation - 3.6%
   1,255,000     B/B3            Tesoro Petroleum Corp., 9.625%, 11/1/08                 $ 1,374,225
   1,900,000     B/B3            Tesoro Petroleum Corp., 9.625%, 4/1/12                    2,132,750
                                                                                         -----------
                                                                                         $ 3,506,975
                                                                                         -----------
                                 Total Energy                                            $ 3,827,475
                                                                                         -----------
                                 Materials - 13.9%
                                 Commodity Chemicals - 4.6%
   1,100,000     B+/B1           Arco Chemical Co., 9.8%, 2/1/20                         $ 1,078,000
   2,500,000     BB+/Ba2         Nova Chemicals Corp., 7.875%, 9/15/25                     2,375,000
   1,000,000     BB+/Ba2         Nova Chemicals Corp., 7.4%, 4/1/09                        1,045,000
                                                                                         -----------
                                                                                         $ 4,498,000
                                                                                         -----------
                                 Diversified Metals & Mining - 1.3%
   1,375,000     B-/B2           Freeport-McMoran Copper & Gold, 6.875%, 2/1/09 (a)      $ 1,258,125
                                                                                         -----------
                                 Metal & Glass Containers - 1.5%
   1,000,000     B+/B1           Crown Holdings, 9.5%, 3/1/11                            $ 1,090,000
     500,000     B/B3            Crown Cork and Seal Co., Inc., 7.375%, 12/15/26             415,000
                                                                                         -----------
                                                                                         $ 1,505,000
                                                                                         -----------
                                 Paper Products - 4.3%
     685,000     BB/Ba2          Bowater Canada Finance, 7.95%, 11/15/11                 $   707,589
   3,700,000     BB/Ba2          Bowater, Inc., 6.5%, 6/15/13                              3,480,849
                                                                                         -----------
                                                                                         $ 4,188,438
                                                                                         -----------


6   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal     S&P/Moody's
      Amount     Ratings                                                                 Value
                                 Specialty Chemicals - 2.2%
 $ 1,200,000     BB-/B1          Millenium America, Inc., 7.625%, 11/15/26         $ 1,026,000
   1,000,000     BB-/B1          Millennium America, Inc., 9.25%, 6/15/08            1,075,000
                                                                                   -----------
                                                                                   $ 2,101,000
                                                                                   -----------
                                 Total Materials                                   $13,550,563
                                                                                   -----------
                                 Capital Goods - 7.3%
                                 Aerospace & Defense - 5.1%
   1,000,000     BB-/Ba3         L-3 Communications Corp., 6.125%, 1/15/14         $   955,000
   2,500,000     B/B2            DRS Technologies, Inc., 6.875%, 11/1/13             2,437,500
   1,525,000     B+/B1           Esterline Technology, 7.75%, 6/15/13                1,570,750
                                                                                   -----------
                                                                                   $ 4,963,250
                                                                                   -----------
                                 Industrial Machinery - 2.2%
     800,000     B+/B1           Manitowoc Co., Inc., 7.125%, 11/1/13 (a)          $   800,000
     517,000     BBB+/Ba3        SPX Corp., 7.5%, 1/1/13                               529,925
     800,000     B/B3            JLG Industries, Inc., 8.375%, 6/15/12                 814,000
                                                                                   -----------
                                                                                   $ 2,143,925
                                                                                   -----------
                                 Total Capital Goods                               $ 7,107,175
                                                                                   -----------
                                 Transportation - 0.5%
                                 Air Freight & Couriers - 0.5%
     500,000     BB-/B1          Petroleum Helicopters, 9.375%, 5/1/09             $   525,000
                                                                                   -----------
                                 Total Transportation                              $   525,000
                                                                                   -----------
                                 Automobiles & Components - 0.4%
                                 Auto Parts & Equipment - 0.4%
     400,000     B/B2            Intermet Corp., 9.75%, 6/15/09                    $   360,000
                                                                                   -----------
                                 Total Automobiles & Components                    $   360,000
                                                                                   -----------
                                 Consumer Durables & Apparel - 1.4%
                                 Homebuilding - 1.4%
     400,000     BB/Ba2          Beazer Homes USA, 8.375%, 4/15/12                 $   422,000
   1,000,000     BB/Ba2          Beazer Homes USA, 6.5%, 11/15/13                      945,000
                                                                                   -----------
                                                                                   $ 1,367,000
                                                                                   -----------
                                 Total Consumer Durables & Apparel                 $ 1,367,000
                                                                                   -----------
                                 Media - 2.2%
                                 Advertising - 2.2%
   2,000,000     BB+/Baa3        Interpublic Group, Inc., 7.25%, 8/15/11           $ 2,139,558
                                                                                   -----------
                                 Total Media                                       $ 2,139,558
                                                                                   -----------
                                 Retailing - 1.0%
                                 Department Stores - 1.0%
   1,000,000     BB+/Ba3         J.C. Penney Co., Inc., 7.625%, 3/1/97             $ 1,025,000
                                                                                   -----------
                                 Total Retailing                                   $ 1,025,000
                                                                                   -----------
                                 Health Care Equipment & Services - 0.8%
                                 Health Care Facilities - 0.5%
     500,000     BBB-/Ba1        HCA, Inc., 6.25%, 2/15/13                         $   497,008
                                                                                   -----------
                                 Health Care Supplies - 0.3%
     350,000     B-/Caa1         Inverness Medical Innovation, 8.75%, 2/15/12      $   357,875
                                                                                   -----------
                                 Total Health Care Equipment & Services            $   854,883
                                                                                   -----------


  The accompanying notes are an integral part of these financial statements.   7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal     S&P/Moody's
      Amount     Ratings                                                                       Value
                                 Pharmaceuticals & Biotechnology - 1.4%
                                 Pharmaceuticals - 1.3%
 $ 1,375,000     B/NR            Valeant Pharmaceuticals, 7.0%, 12/15/11 (144A)          $ 1,340,625
                                                                                         -----------
                                 Total Pharmaceuticals & Biotechnology                   $ 1,340,625
                                                                                         -----------
                                 Real Estate - 11.9%
                                 Real Estate Management & Development - 6.4%
     510,000     B+/Ba3          LNR Property Corp., 5.5%, 3/1/23 (144A)                 $   712,725
     800,000     B+/Ba3          LNR Property Corp., 7.625%, 7/15/13                         796,000
   2,115,000     B+/Ba3          LNR Property Co., 7.25%, 10/15/13                         2,062,125
   2,635,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                   2,648,175
                                                                                         -----------
                                                                                         $ 6,219,025
                                                                                         -----------
                                 Real Estate Investment Trusts - 5.5%
     500,000     B+/B3           BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $   495,000
   2,300,000     B+/B1           Crescent Real Estate, 9.25%, 4/15/09                      2,403,500
   2,500,000     CCC+/B2         Meristar Hospitality Corp., 9.125%, 1/15/11               2,525,000
                                                                                         -----------
                                                                                         $ 5,423,500
                                                                                         -----------
                                 Total Real Estate                                       $11,642,525
                                                                                         -----------
                                 Technology Hardware & Equipment - 5.5%
                                 Communications Equipment - 0.6%
     700,000     BB+/Ba2         Corning, Inc., 6.2%, 3/15/16                            $   649,250
                                                                                         -----------
                                 Electronic Equipment & Instruments - 2.0%
   1,835,000     B/B2            General Cable Corp, 9.5%, 11/15/10                      $ 1,972,625
                                                                                         -----------
                                 Technology Distributors - 2.9%
   1,550,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 6/1/18                  $ 1,550,547
   1,200,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 7/1/13                    1,253,473
                                                                                         -----------
                                                                                         $ 2,804,020
                                                                                         -----------
                                 Total Technology Hardware & Equipment                   $ 5,425,895
                                                                                         -----------
                                 Utilities - 7.4%
                                 Electric Utilities - 7.5%
   1,000,000     B+/B3           CMS Energy Corp., 7.5%, 1/15/09                         $   995,000
   2,800,000     B+/B3           CMS Energy Corp., 7.75%, 8/1/10                           2,786,000
   2,000,000     CCC+/B3         Allegheny Energy Supply, 7.8%, 3/15/11                    1,955,000
   1,500,000     CCC+/B3         Allegheny Energy Supply, 8.25%, 4/15/12 (144A)            1,483,125
                                                                                         -----------
                                                                                         $ 7,219,125
                                                                                         -----------
                                 Total Utilities                                         $ 7,219,125
                                                                                         -----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $56,297,175)                                      $56,384,824
                                                                                         -----------


8   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Principal   S&P/Moody's
        Amount   Ratings                                                               Value
                                 TEMPORARY CASH INVESTMENT - 4.1%
                                 Security Lending Collateral - 4.1%
 $ 3,990,710                     Securities Lending Investment Fund, 1.29%       $ 3,990,710
                                                                                 -----------
                                 TOTAL TEMPORARY CASH INVESTMENT
                                 (Cost $3,990,710)                               $ 3,990,710
                                                                                 -----------
                                 TOTAL INVESTMENT IN SECURITIES - 101.7%
                                 (Cost $96,881,771) (a)                          $97,689,703
                                                                                 -----------
                                 OTHER ASSETS AND LIABILITIES - (1.7)%           $(1,635,148)
                                                                                 -----------
                                 TOTAL NET ASSETS - 100%                         $96,054,555
                                                                                 ===========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $15,138,100 or 15.8% of net assets.
(a)    At June 30, 2004, the following securities were out on loan:

     Shares     Description                                         Market Value
    285,000     Flir Systems Inc., 3.0%, 6/1/23                     $  403,251
  1,306,250     Freeport-McMoran Copper & Gold, 6.875%, 2/1/09       1,225,358
    329,000     Graftech International, 1.625%, 1/15/24 (144A)         295,568
    760,000     Manitowoc Co. Inc., 7.125%, 11/1/13                    768,875
    404,000     Roper Industries Inc., 1.4813%, 1/15/34                184,681
    100,000     Sonic Automotive Inc., 5.25%, 5/7/09                    97,648
    950,000     Triquint Semiconductor, 4.0%, 3/1/07                   920,998
                                                                    ----------
                Total                                               $3,896,379
                                                                    ==========


  The accompanying notes are an integral part of these financial statements.   9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended
                                                                        6/30/04          Year Ended      Year Ended    5/1/01 to
Class II                                                              (unaudited)         12/31/03        12/31/02    12/31/01(a)
Net asset value, beginning of period                                   $ 11.46            $  9.28          $10.33       $10.51
                                                                       -------            -------          ------       ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $  0.30            $  0.76          $ 0.80       $ 0.60
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (0.29)              2.17           (1.05)       (0.07)
                                                                       -------            -------          ------       ------
  Net increase (decrease) from investment operations                   $  0.01            $  2.93          $(0.25)      $ 0.53
Distributions to sharowners:
 Net investment income                                                   (0.30)             (0.75)          (0.80)       (0.60)
 Net realized gain                                                       (0.05)                --              --        (0.11)
                                                                       -------            -------          ------       ------
 Net increase (decrease) in net asset value                            $ (0.34)           $  2.18          $(1.05)      $(0.18)
                                                                       -------            -------          ------       ------
 Net asset value, end of period                                        $ 11.12            $ 11.46          $ 9.28       $10.33
                                                                       =======            =======          ======       ======
Total return*                                                             0.12%             32.64%          (2.42)%       5.39%
Ratio of net expenses to average net assets+                              1.02%**            1.09%           1.82%        1.39%**
Ratio of net investment income (loss) to average net assets+              5.26%**            6.33%           8.67%        8.94%**
Portfolio turnover rate                                                     67%**              48%             42%          36%**
Net assets, end of period (in thousands)                               $32,680            $17,601          $  228       $   28
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.02%**            1.09%           1.82%        1.50%**
 Net investment income (loss)                                             5.26%**            6.33%           8.67%        8.83%**
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.02%**            1.09%           0.97%        0.85%**
 Net investment income (loss)                                             5.26%**            6.33%           0.01%        0.07%**

(a) Class II shares were first publicly offered on May 1, 2001.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


10  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      Pioneer
                                                                                     High-Yield
                                                                                   VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $3,896,379)
   (Cost $96,881,771)                                                              $ 97,689,703
 Cash                                                                                 4,966,498
 Foreign currencies, at value                                                                --
 Receivables --
   Investment securities sold                                                         1,251,309
   Fund shares sold                                                                     129,186
   Dividends, interest and foreign taxes withheld                                     1,389,274
 Other                                                                                      240
                                                                                   ------------
      Total assets                                                                 $105,426,210
                                                                                   ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                 $  5,290,138
   Fund shares repurchased                                                                   22
   Dividends                                                                                 --
   Upon return for securities loaned                                                  3,990,710
   Forward foreign currency portfolio hedge contracts, open -- net                           --
 Due to bank                                                                                 --
 Due to affiliates                                                                       62,907
 Accrued expenses                                                                        27,878
 Other                                                                                       --
                                                                                   ------------
      Total liabilities                                                            $  9,371,655
                                                                                   ------------
NET ASSETS:
 Paid-in capital                                                                   $ 92,183,318
 Accumulated net investment income (loss)                                                42,466
 Accumulated undistributed net realized gain (loss)                                   3,020,839
 Net unrealized gain (loss) on:
   Investments                                                                          807,932
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                        --
                                                                                   ------------
      Total net assets                                                             $ 96,054,555
                                                                                   ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                      $ 63,375,020
 Shares outstanding                                                                   5,697,234
                                                                                   ------------
   Net asset value per share                                                       $      11.12
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                      $ 32,679,535
 Shares outstanding                                                                   2,937,735
                                                                                   ------------
   Net asset value per share                                                       $      11.12


  The accompanying notes are an integral part of these financial statements.  11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             Pioneer
                                                           High Yield
                                                          VCT Portfolio

                                                           Six Months
                                                              Ended
                                                             6/30/04
INVESTMENT INCOME:
 Dividends                                                 $    25,646
 Interest (net of foreign taxes withheld of $2,145)          2,986,213
 Income on securities loaned, net                                2,414
 Other                                                              --
                                                           -----------
  Total investment income                                  $ 3,014,273

EXPENSES:
 Management fees                                           $   311,486
 Transfer agent fees                                               293
 Distribution fees (Class II)                                   34,430
 Administrative fees                                             9,604
 Custodian fees                                                  9,660
 Professional fees                                              26,244
 Printing                                                        8,162
 Fees and expenses of nonaffiliated trustees                        --
 Miscellaneous                                                   1,996
                                                           -----------
  Total expenses                                           $   401,875
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                           --
                                                           -----------
  Net expenses                                             $   401,875
                                                           -----------
    Net investment income (loss)                           $ 2,612,398
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                              $ 3,020,965
  Futures contracts                                                 --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                --
                                                           -----------
                                                           $ 3,020,965
                                                           -----------
 Change in net unrealized gain or loss from:
  Investments                                              $(6,002,478)
  Futures contracts                                                 --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                --
                                                           -----------
                                                           $(6,002,478)
                                                           -----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                        $(2,981,513)
                                                           -----------
 Net increase (decrease) in net assets resulting
  from operations                                          $  (369,115)
                                                           -----------


12  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     Pioneer High Yield
                                                       VCT Portfolio

                                                Six Months
                                                  Ended              Year
                                                 6/30/04             Ended
                                               (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $  2,612,398       $  4,106,902
Net realized gain (loss) on investments          3,020,965          1,124,588
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                  (6,002,478)        10,301,474
                                              ------------       ------------
  Net increase (decrease) in net assets
    resulting from operations                 $   (369,115)      $ 15,532,964
                                              ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $ (1,887,530)      $ (3,817,405)
 Class II                                         (724,685)          (279,944)
Net realized gain
 Class I                                          (265,040)                --
 Class II                                         (135,300)                --
Tax return of capital
 Class I                                                --                 --
 Class II                                               --                 --
                                              ------------       ------------
  Total distributions to shareowners          $ (3,012,555)      $ (4,097,349)
                                              ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $ 40,007,704       $ 45,609,360
Reinvestment of distributions                    2,994,517          4,059,022
Cost of shares repurchased                     (27,753,753)       (18,254,761)
                                              ------------       ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $ 15,248,468       $ 31,413,621
                                              ------------       ------------
 Net increase (decrease) in net assets        $ 11,866,798       $ 42,849,236
                                              ------------       ------------
NET ASSETS:
Beginning of period                           $ 84,187,757       $ 41,338,521
                                              ------------       ------------
End of period                                 $ 96,054,555       $ 84,187,757
                                              ------------       ------------
Accumulated/(distributions in excess of)
 net investment income (loss)                 $     42,466       $     42,283
                                              ------------       ------------



 The accompanying notes are an integral part of these financial statements.   13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer High Yield VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of High Yield Portfolio is to maximize total return through a combination of income and capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. As of June 30, 2004 there were no securities fair valued.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

   In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2004, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

                                               Pioneer
                                             High-Yield
                                            VCT Portfolio
                                                2003
---------------------------------------------------------
  Distributions paid from:
  Ordinary Income                          $4,097,349
  Long-Term capital gain                           --
                                           ----------
                                           $4,097,349
  Return of Capital                                --
                                           ----------
     Total distributions                   $4,097,349
                                           ----------
  Distributable Earnings
     (Accumulated Losses):
  Undistributed ordinary income            $   42,283
  Undistributed long-term gain/
     (Capital loss carryforward)              400,214
  Unrealized appreciation (depreciation)    6,810,410
                                           ----------
     Total                                 $7,252,907
                                           ----------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolios) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. $7,270 was reimbursed by High Yield Portfolio under this

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

arrangement and is included in miscellaneous expense. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $56,197 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $255 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $6,455 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                     Net
                                                Gross             Gross         Appreciation/
                             Tax Cost       Appreciation      Depreciation      (Depreciation)
----------------------------------------------------------------------------------------------
 High Yield Portfolio      $96,881,771       $3,691,838       $(2,883,906)         $807,932
                           -----------       ----------       -----------          --------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $47,769,685 and $31,032,220, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

High Yield Portfolio                '04 Shares      '04 Amount      '03 Shares       '03 Amount
-------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         1,201,971     $ 13,743,588      2,515,726      $ 26,817,319
 Reinvestment of distributions         187,908        2,134,532        357,809         3,779,086
 Shares repurchased                 (1,508,494)     (17,051,802)    (1,491,103)      (15,895,254)
                                    ------------------------------------------------------------
  Net increase (decrease)             (118,615)    $ (1,173,682)     1,382,432      $ 14,701,151
                                    ============================================================
 CLASS II:
 Shares sold                         2,297,852     $ 26,264,116      1,708,526      $ 18,792,041
 Reinvestment of distributions          75,932          859,985         25,089           279,836
 Shares repurchased                   (972,496)     (10,701,951)      (221,726)       (2,359,726)
                                    ------------------------------------------------------------
  Net increase                       1,401,288     $ 16,422,150      1,511,889      $ 16,712,470
                                    ============================================================

[LOGO] PIONEER
       Investments (R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

                                                                   16069-00-0804

                                                           [logo] Pioneer
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

          Pioneer Papp Small and Mid Cap Growth VCT Portfolio -- Class II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------


Pioneer Papp Small and Mid Cap Growth VCT
Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                5
  Financial Statements                   7
  Notes to Financial Statements         11

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment portfolio)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              97.1%
Depositary Receipts for International Stocks     2.9%

Sector Distribution
(As a percentage of equity holdings)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                             28.8%
Industrials                             21.7%
Consumer Discretionary                  16.6%
Information Technology                  15.5%
Financials                              10.8%
Consumer Staples                         6.6%

Five Largest Holdings
(As a percentage of equity holdings)

  1.      ResMed, Inc.             4.07%
  2.      Patterson Dental Co.     4.07
  3.      UCBH Holdings, Inc.      3.79
  4.      C.R. Bard, Inc.          3.56
  5.      Tiffany & Co.            3.53

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/04       3/15/04
Net Asset Value per Share     $ 10.86       $ 10.00


Distributions per Share                  Short-Term        Long-Term
(3/15/04 - 6/30/04)        Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Papp Small and Mid Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 2500 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

   [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                    Pioneer Papp
                Russell 2500      Small and Mid Cap
                   Growth       Growth VCT Portfolio
                ------------    ---------------------
3/04              $10,000            $10,000
6/04               10,014             10,742

The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies with higher price-to-book ratios and higher forecasted earnings values in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       8.60%
(3/15/04)

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Domestic equity values experienced great volatility during the six-month period ending June 30, 2004, as market sentiment changed rapidly because of a succession of concerns about factors such as rising interest rates, higher oil prices and violence in Iraq. Small- and mid-cap stocks tended to turn in better performance during the period. In the following interview, Rose Papp, Fund co-manager since inception, and Harry Papp, Partner, of L. Roy Papp & Associates, which is responsible for the Fund's management, discuss the factors that influenced the performance of Pioneer Papp Small and Mid Cap Growth VCT Portfolio during the first six months of 2004.

Q: How did the Portfolio perform during the period?
A: Class II shares of Pioneer Papp Small and Mid Cap Growth Fund had a total return of 8.60%, at net asset value, during abbreviated period from March 15, 2004 through June 30, 2004. During the period from March 31, 2004 through June 30, 2004, the Russell 2500 Growth Index, a benchmark for small- and mid-sized companies, returned 0.13% and the Russell Midcap Growth Index had a return of 5.94%.

Q: What were some of the factors that influenced performance?
A: This was a period during which small- and mid-cap stocks outperformed large-company stocks. However, our emphasis on technology companies, hurt performance when many technology companies gave back some of the gains they achieved during 2003. Nevertheless, we believe we experienced a normal, short-term correction. As a result, we stayed with our commitment to technology because of the sector's long-term potential. While corporate earnings trends were positive, concerns about rising interest rates, higher oil prices and the situation in Iraq often took attention away from favorable news about economic growth and corporate profitability.

Q: How would you describe the overall investment style of the Portfolio's management team?
A: We take a long-term focus and emphasize quality companies with strong balance sheets, consistent earnings over long periods, healthy earnings growth and relatively little debt in relation to cash. Most of our holdings are mid-cap companies, although we do invest in small-cap companies that meet our quality criteria and have good, long-term operating histories, ideally at least 15 to 20 years. By emphasizing quality companies, we are able to invest in stocks that we can hold for long periods of time. Because we focus on companies with consistent earnings, we also tend to avoid cyclical companies, whose fortunes rise and fall with movements in the business cycle, including financial services companies such as commercial banks that are exposed to credit risk. We also avoid companies in fundamentally unhealthy industries, such as the automobile and airline areas, which are weakened either by intense competition, regulatory issues or high debt and capital costs. We try to take advantage of three, long-term themes that have major influences on the economy and stock performance: the aging of the baby boomer generation, which has created new demands for products and services, including those in the health care and financial services industries; technological development, which spurs innovation and increases incentives for corporations to invest in new technologies to control their cost structures to become more productive and competitive; and globalization, which creates opportunities in markets that transcend national borders.

Q: What are some of the investments that particularly influenced performance during the period?
A: Healthy earnings gains translated into strong performance by several holdings, led by Expeditors International, a specialist in logistics and shipping which has taken advantage of increased global trade. Health care, the Portfolio's second largest area of emphasis after technology, was a sector that had several top performers, including Stryker, a producer of medical equipment, Patterson Dental, which manufactures dental supplies including products used in cosmetic dentistry, and C.R. Bard, manufacturer of medical supplies used in the vascular, urology and oncology markets. Another health care holding that performed well was ResMed, which specializes in respiratory system therapies, such as treatments for sleep disorders.

   The Portfolios's investments in consumer staples also helped, with Alberto Culver performing particularly well as the result of the market's favorable response to corporate governance reforms. Choice Point, which provides risk management assessment services to the insurance industry, also had strong performance as the insurance business improved.

Small- and mid-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04                           (continued)
--------------------------------------------------------------------------------

   While many interest-rate sensitive financial companies performed poorly during the period, one financial holding that was a standout was UCBH, a small California bank with a strong presence in the fast-growing Asian-American market.

   The general correction in the technology sector affected the Fund adversely, however. Among the technology holdings that detracted from performance were semiconductor equipment companies KLA-Tencor and Novellus Systems.

   Other disappointments included Entercom, an owner and operator of radio stations nationwide, which was held back by the slow recovery of advertising revenues, and American Italian Pasta Company, which was hurt by the popularity of low-carb diets.

Q: What is your investment outlook for small- and mid-cap stocks?
A: Performance improved substantially in the second quarter of 2004, and we believe we are seeing a turnaround in market trends that should continue to favor the established small- and mid-cap growth stocks that we emphasize. Many of these companies had excellent earnings growth in early 2004, and we believe those earnings trends should begin to translate into improved stock price performance. While value stocks have outperformed growth stocks for the past four years, we believe the conditions are present for growth stocks again to do well. With the onset of rising interest rates, we expect growth-oriented stocks to outperform for the next several years.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                    Value
                   COMMON STOCKS - 93.1%
                   Capital Goods - 5.2%
                   Electrical Components & Equipment - 5.2%
         642       Mettler-Toledo International, Inc.*     $   31,548
       1,414       Molex, Inc.                                 38,574
                                                           ----------
                   Total Capital Goods                     $   70,122
                                                           ----------
                   Commercial Services & Supplies - 12.0%
                   Data Processing Services - 2.4%
       1,760       Forrester Research, Inc.*               $   32,824
                                                           ----------
                   Diversified Commercial Services - 9.6%
         322       Apollo Group, Inc.*                     $   28,429
         714       ChoicePoint, Inc.*                          32,601
         798       Cintas Corp.                                38,041
       1,076       DeVry, Inc.*                                29,504
                                                           ----------
                                                           $  128,575
                                                           ----------
                   Total Commercial Services &
                   Supplies                                $  161,399
                                                           ----------
                   Transportation - 3.0%
                   Air Freight & Couriers - 3.0%
         820       Expeditors International of
                   Washington, Inc.                        $   40,516
                                                           ----------
                   Total Transportation                    $   40,516
                                                           ----------
                   Hotels, Restaurants & Leisure - 2.3%
                   Restaurants - 2.3%
         912       Brinker International, Inc.*            $   31,117
                                                           ----------
                   Total Hotels, Restaurants & Leisure     $   31,117
                                                           ----------
                   Media - 7.9%
                   Advertising - 4.2%
         858       Harte-Hanks, Inc.                       $   20,944
         700       WPP Group Plc (A.D.R.)*                     35,861
                                                           ----------
                                                           $   56,805
                                                           ----------
                   Broadcasting & Cable TV - 3.7%
         500       Entercom Communications Corp.*          $   18,650
       1,708       Saga Communications, Inc.*                  31,171
                                                           ----------
                                                           $   49,821
                                                           ----------
                   Total Media                             $  106,626
                                                           ----------
                   Retailing - 5.2%
                   General Merchandise Stores - 1.9%
         830       Family Dollar Stores, Inc.              $   25,249
                                                           ----------
                   Specialty Stores - 3.3%
       1,200       Tiffany & Co.                           $   44,220
                                                           ----------
                   Total Retailing                         $   69,469
                                                           ----------
                   Food, Beverage & Tobacco - 0.5%
                   Packaged Foods & Meats - 0.5%
         200       American Italian Pasta Co.              $    6,096
                                                           ----------
                   Total Food, Beverage & Tobacco          $    6,096
                                                           ----------

      Shares                                                    Value
                   Household & Personal Products - 5.7%
                   Household Products - 2.4%
         600       Clorox Co.                              $   32,268
                                                           ----------
                   Personal Products - 3.3%
         880       Alberto-Culver Co. (Class B)            $   44,123
                                                           ----------
                   Total Household & Personal
                   Products                                $   76,391
                                                           ----------
                   Health Care Equipment & Services - 26.8%
                   Health Care Distributors - 3.8%
         666       Patterson Dental Co.*                   $   50,942
                                                           ----------
                   Health Care Equipment - 17.2%
         786       C. R. Bard, Inc.                        $   44,527
         682       Dentsply International, Inc.                35,532
       2,000       Molecular Devices Corp.*                    35,560
       1,000       ResMed, Inc.*                               50,960
         384       Stryker Corp.                               21,120
       1,006       Techne Corp.*                               43,711
                                                           ----------
                                                           $  231,410
                                                           ----------
                   Health Care Services - 5.8%
         460       Express Scripts, Inc.*                  $   36,446
       1,300       IMS Health, Inc.                            30,472
         300       Medco Health Solutions, Inc.*               11,250
                                                           ----------
                                                           $   78,168
                                                           ----------
                   Total Health Care Equipment &
                   Services                                $  360,520
                                                           ----------
                   Banks - 3.5%
                   Regional Banks - 3.5%
       1,200       UCBH Holdings, Inc.                     $   47,424
                                                           ----------
                   Total Banks                             $   47,424
                                                           ----------
                   Diversified Financials - 6.6%
                   Asset Management & Custody Banks - 6.6%
       1,150       Federated Investors, Inc.               $   34,891
         586       Investors Financial Services Corp.          25,538
         552       T. Rowe Price Associates, Inc.              27,821
                                                           ----------
                                                           $   88,250
                                                           ----------
                   Total Diversified Financials            $   88,250
                                                           ----------
                   Software & Services - 4.3%
                   Data Processing & Outsourced Services - 4.3%
       1,022       Fiserv, Inc.*                           $   39,746
         700       SunGard Data Systems, Inc.*                 18,200
                                                           ----------
                                                           $   57,946
                                                           ----------
                   Total Software & Services               $   57,946
                                                           ----------

   The accompanying notes are an integral part of these financial statements.  5

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED) (continued)
--------------------------------------------------------------------------------

  Shares                                         Value
             Technology Hardware & Equipment - 1.4%
             Electronic Equipment & Instruments - 1.4%
     400     Waters Corp.*                  $   19,112
                                            ----------
             Total Technology Hardware &
             Equipment                      $   19,112
                                            ----------
             Semiconductors - 8.7%
             Semiconductor Equipment - 4.9%
     500     KLA-Tencor Corp.*              $   24,690
   1,300     Novellus Systems, Inc.*            40,871
                                            ----------
                                            $   65,561
                                            ----------
             Semiconductors - 3.8%
     514     Linear Technology Corp.        $   20,288
     998     Microchip Technology               31,477
                                            ----------
                                            $   51,765
                                            ----------
             Total Semiconductors           $  117,326
                                            ----------
             TOTAL COMMON STOCKS
             (Cost $1,222,072)              $1,252,314
                                            ----------
             TOTAL INVESTMENT IN
             SECURITIES - 93.1%
             (Cost $1,222,072)              $1,252,314
                                            ----------
             OTHER ASSETS AND
             LIABILITIES - 6.9%             $   92,770
                                            ----------
             TOTAL NET ASSETS - 100.0%      $1,345,084
                                            ==========

*        Non-income producing security.
(A.D.R.) American Depository Receipt

6  The accompanying notes are an integral part of these financial statements.

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    3/15/04
                                                                      to
                                                                    6/30/04
Class II (a)                                                      (unaudited)
Net asset value, beginning of period                              $ 10.00
                                                                  -------
Increase from investment operations:
 Net investment income                                            $ (0.01)
 Net realized and unrealized gain on investments                     0.87
                                                                  -------
  Net increase from investment operations                         $  0.86
 Net increase in net asset value                                  $  0.86
                                                                  -------
 Net asset value, end of period                                   $ 10.86
                                                                  =======
Total return*                                                        8.60%
Ratio of net expenses to average net assets+                         1.00%**
Ratio of net investment loss to average net assets+                 (0.50)%**
Portfolio turnover rate                                                 0%**
Net assets, end of period (in thousands)                          $ 1,345
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       11.27%**
 Net investment loss                                               (10.77)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.00%**
 Net investment loss                                                (0.50)%**

(a) Class II shares were fist publicly offered on March 15, 2004.
 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value
 (Cost $1,222,072)                                                 $1,252,314
 Cash                                                                  63,102
 Futures collateral
 Foreign currencies, at value                                              --
 Receivables --
   Investment securities sold                                              --
   Fund shares sold                                                    71,725
   Variation margin
   Dividends, interest and foreign taxes withheld                         608
   Forward foreign currency settlement contracts, net
   Forward foreign currency portfolio hedge contracts, open-net
   Due from Pioneer Investment Management, Inc.                         7,769
 Other                                                                      5
                                                                   ----------
     Total assets                                                  $1,395,523
                                                                   ----------
LIABILITIES:
 Payables --
   Investment securities purchased                                 $   32,026
   Fund shares repurchased                                                 --
   Dividends                                                               --
   Upon return of securities loaned                                        --
   Forward foreign currency settlement contracts, net                      --
   Forward foreign currency portfolio hedge contracts, open-net
   Variation margin
 Due to bank
 Due to affiliates                                                      1,938
 Accrued expenses                                                      16,475
                                                                   ----------
     Total liabilities                                             $   50,439
                                                                   ----------
NET ASSETS:
 Paid-in capital                                                   $1,316,059
 Accumulated net investment income (loss)                              (1,217)
 Accumulated undistributed net realized gain (loss)                        --
 Net unrealized gain (loss) on:
   Investments                                                         30,242
   Futures contracts                                                       --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies
                                                                   ----------
     Total net assets                                              $1,345,084
                                                                   ----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (Unlimited number of shares authorized)
   Net assets                                                      $       --
 Shares outstanding                                                        --
                                                                   ----------
   Net asset value per share                                       $       --
 Class II:
 No par value (Unlimited number of shares authorized)
   Net assets                                                      $1,345,084
 Shares outstanding                                                   123,829
                                                                   ----------
   Net asset value per share                                       $    10.86


8  The accompanying notes are an integral part of these financial statements.

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------


                                                          Pioneer Papp
                                                           Small and
                                                         Mid Cap Growth
                                                         VCT Portfolio

                                                         For the period
                                                          from 3/15/04
                                                         (Commencement
                                                         of Operations)
                                                           to 6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $28)          $   1,133
 Interest                                                         89
 Income on securities loaned, net                                 --
 Other                                                            --
                                                           ---------
  Total investment income                                  $   1,222
                                                           ---------
EXPENSES:
 Management fees                                           $   1,829
 Transfer agent fees                                             504
 Distribution fees (Class II)                                    610
 Administrative fees                                           4,625
 Custodian fees                                                7,072
 Professional fees                                             9,068
 Printing                                                      3,743
 Fees and expenses of nonaffiliated trustees                      36
 Miscellaneous                                                    --
                                                           ---------
  Total expenses                                           $  27,487
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                    (25,048)
 Less fees paid indirectly                                        --
                                                           ---------
  Net expenses                                             $   2,439
                                                           ---------
    Net investment income (loss)                           $  (1,217)
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                             $      --
   Futures contracts                                              --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies             --
                                                           ---------
                                                           $      --
                                                           ---------
 Change in net unrealized gain or loss from:
   Investments                                             $  30,242
   Futures contracts                                              --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies             --
                                                           ---------
                                                           $  30,242
                                                           ---------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                         $  30,242
                                                           =========
 Net increase (decrease) in net assets resulting
 from operations                                           $  29,025
                                                           =========

   The accompanying notes are an integral part of these financial statements.  9

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                              Pioneer Papp
                                                               Small and
                                                             Mid Cap Growth
                                                             VCT Portfolio

                                                             For the period
                                                              from 3/15/04
                                                             (Commencement
                                                             of Operations)
                                                               to 6/30/04
FROM OPERATIONS:
Net investment loss                                           $   (1,217)
Net realized gain (loss) on investments                               --
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                                    30,242
                                                              ----------
  Net increase (decrease) in net assets
    resulting from operations                                 $   29,025
                                                              ----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                                      $       --
 Class II                                                             --
Net realized gain
 Class I                                                              --
 Class II                                                             --
Tax return of Capital
 Class I                                                              --
 Class II                                                             --
                                                              ----------
  Total distributions to shareowners                          $       --
                                                              ----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $1,422,011
Reinvestment of distributions                                         --
Cost of shares repurchased                                      (105,952)
                                                              ----------
 Net increase in net assets
  resulting from fund share transactions                      $1,316,059
                                                              ----------
 Net increase in net assets                                   $1,345,084
NET ASSETS:
Beginning of period                                           $       --
                                                              ----------
End of period                                                 $1,345,084
                                                              ----------
Accumulated net investment income (loss), end of period       $   (1,217)
                                                              ==========



10  The accompanying notes are an integral part of these financial statements.

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
The Pioneer Papp Small and Mid Cap Growth VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)
   The Papp Small and Mid Cap Growth VCT Portfolio commenced operations on
       March 15, 2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Papp Small and Mid Cap Growth Portfolio is long term capital growth.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
   return. Upon entering into futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange.
   Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Papp Small and Mid Cap Growth Portfolio had no open contracts.


C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.


3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $128 in transfer agent fees payable to PIMSS at June 30, 2004.


4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $268 payable to PFD at June 30, 2004.


5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                                                  Gross            Gross        Appreciation/
                                                Tax Cost      Appreciation     Depreciation     (Depreciation)
                                             -------------   --------------   --------------   ---------------
 Papp Small and Mid Cap Growth Portfolio      $1,222,072         $59,184        $ (28,942)         $30,242
                                             =============   ==============   ==============   ===============
--------------------------------------------------------------------------------------------------------------

Pioneer Papp Small and Mid Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended June 30, 2004, were $1,222,072 and $0, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

--------------------------------------------------------------------------------
Papp Small & Mid Cap Growth Portfolio           '04 Shares     '04 Amount
--------------------------------------------------------------------------------
CLASS II:
Shares sold                                      134,291       $1,422,011
Reinvestment of distributions                         --               --
Shares repurchased                               (10,462)        (105,952)
                                                 -------------------------
 Net increase                                    123,829       $1,316,059
                                                 =========================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

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16

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

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.


                                                                   16083-00-0804
                                                                [PIONEER LOGO]
                                                                  PIONEER
                                                                  Investments(R)


                        PIONEER VARIABLE CONTRACTS TRUST

        Pioneer Papp America-Pacific Rim VCT Portfolio -- Class II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Papp America-Pacific Rim VCT Portfolio

  Portfolio and Performance Update                2

  Portfolio Management Discussion                 3

  Schedule of Investments                         4

  Financial Statements                            5

  Notes to Financial Statements                   9

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[REPRESENTATION OF PIE CHART]

U.S. Common Stocks                             94.0%
Depositary Receipts for International Stocks    6.0%


Sector Distribution
(As a percentage of equity holdings)

[REPRESENTATION OF PIE CHART]

Information Technology         30.5%
Health Care                    19.9%
Industrials                    14.3%
Consumer Staples               12.8%
Financials                     11.8%
Consumer Discretionary          7.6%
Energy                          3.1%


Five Largest Holdings
(As a percentage of equity holdings)

----------------------------------------
1. Wm. Wrigley Jr. Co.             4.80%
----------------------------------------
2. Colgate-Palmolive Co.           4.79
----------------------------------------
3. Expeditors International of
     Washington, Inc.              4.66
----------------------------------------
4. Stryker Corp.                   4.62
----------------------------------------
5. Johnson & Johnson               4.61
----------------------------------------

Holdings will vary for other periods.
This list excludes temporary cash and
derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                                6/30/04       3/15/04
Net Asset Value per Share                       $ 10.23       $ 10.00


Distributions per Share                  Short-Term        Long-Term
(3/15/04 - 6/30/04)        Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Papp America-Pacific Rim VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[REPRESENTATION OF LINE CHART]

                                                Pioneer Papp
                   Russell                America-Pacific Rim VCT
                 1000 Growth                     Portfolio
3/31/04             10000                          10000
6/04                10194                          10109

The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)


--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Fund                                                               2.30%
(3/15/04)

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

During the period from the Portfolio's inception on March 15, 2004 through June 30, 2004, investors were caught in a quandary balancing their concerns about higher interest rates, rising oil prices and the turmoil in Iraq on the one hand and positive earnings growth on the other. In the following interview, Rosellen Papp, co-manager since inception, discusses the Portfolio's unique global strategy and the team's research efforts to capture growth in today's rather conflicted markets.

Q: Was the market and economic environment favorable for the Portfolio's investment strategy?

A: Given the myriad factors and uncertainty influencing the financial markets over the past six months, investors were presented with a complicated investment environment no matter what their investment strategy. On June 30, the Portfolio was composed of 28 large capitalization U.S. growth companies that derive at least 15% of their earnings or revenues from the Pacific Rim. We have such strong convictions about these high-caliber holdings that we buy companies with the intention of holding them for the long term. This approach, in turn, keeps the Portfolio's turnover rate well below the industry average and minimizes the tax consequences for our shareowners.

   The stock market swings in unpredictable cycles, favoring styles of investing at different times. Your Portfolio follows a growth approach, which identifies companies with earnings that are growing at a faster rate than the market, as opposed to a value style of investing, which uncovers companies with improving prospects but not necessarily high growth. Both styles are concerned with valuation, but a value strategy places more emphasis on the relative price of a stock while a growth strategy prizes higher growth and consistent growth of earnings. Historically, growth and value styles have tended to exert influence over the markets at different times. For the four years from 1996 through 1999, growth stocks were in favor, outperforming value stocks. The following four years from 2000 through 2003, value stocks were in favor. We can't forecast precisely when the pendulum will swing back again, but we think growth stocks are due once again for their day in the sun.

Q: How did the Portfolio perform during the semiannual period?

A: From its inception on March 15, 2004 through June 30, 2004, the Portfolio made modest gains. The Portfolio's Class II shares returned 2.3% at net asset value. In comparison, the Standard & Poor's 500 Index increased 1.72% and the Russell 1000 Growth Index climbed 1.94% from March 30, 2004, to June 30, 2004.

   In response to our main investment themes, the Portfolio's assets are concentrated in three broad business segments -- financial services, health care, and technology. The Portfolio's underperformance relative to the benchmarks is due to its emphasis on two of these major sectors of the economy -- financial services and technology, which lagged the overall market. The potential for higher interest rates, which overshadowed the stock market for much of the reporting period, depressed the near-term outlook for the financial services sector. After their strong appreciation in 2003, technology stocks retreated during the first half of 2004. We believe many of the technology and financial services holdings in the Portfolio were unfairly tarnished in the rush to judgment and believe they will recover when investors become more discerning. Incidentally, the third main area of investment concentration for the Portfolio is the health care sector, which did relatively well during the period under review.

   It's important to note that the limited number of holdings in the Portfolio makes it more susceptible to swings in the market. We minimize that risk by investing in a diverse group of large, well established companies with a history of profitability and financial strength.

Q: What investments hurt performance during the six months?

A: Given the correction in the technology sector, stock prices of Intel and Applied Materials Technology fell in response to investors' perception that the tech rally had gotten ahead of itself, and companies had become overvalued. We remain confident about their prospects and expect their stock prices to recover. Telecommunications equipment provider Nokia proved to be a disappointment, however. Having misjudged the appeal of the clamshell designed phone, Nokia has been losing market share to competitors, which are producing more sophisticated, less expensive products. We are monitoring the situation closely to see if they can remain competitive.

   After months of speculation the Federal Reserve Board raised its key short-term interest rate for the first time in more than four years at its June meeting. Of course, the action was preceded by months of speculation, which depressed stock prices of financial services companies. We think the Portfolio's financial holdings were unjustly targeted, especially State Street, which provides custodial services to mutual fund managers worldwide.

   Since the Portfolio invests in companies that derive at least 15% of their earnings from the Pacific Rim, we decided to sell Clorox, which is de-emphasizing its foreign operations. Proceeds from the sale were invested in Wrigley's, which is expanding its investment in Asia and derives 60% of its business from overseas. We also sold the entire position in Royal Dutch Petroleum Company when it became clear that it had been overstating its oil reserves for some time -- something we found unethical and unacceptable.

Q: What investments helped performance during the six months?

A: Health care stocks, another area of considerable investment for your Portfolio, represented one of the better performing sectors for the six months, relatively speaking. Stryker, a developer and manufacturer of orthopedic and surgical devices, was a notable contributor to performance and is benefiting from effective pricing in its markets.

   Given the market's anticipation of potential stock buy-back program, Microsoft managed to avoid the fate of most technology companies during the six months and performed very well. Like many well-managed technology companies, Microsoft is carrying huge amounts of cash on its balance sheet. The company, which was the Portfolio's largest holding on June 30, is expected to announce in July whether they will implement the buyback, which is already having a very favorable impact on its stock price.

   Another strong performer, Expeditors International of Washington, is an international airfreight forwarding company that is profiting from increased trade volume between Asia and the United States. The company posted very strong revenue growth in the first quarter of 2004.

Q: What is your outlook for the balance of the fiscal year?

A: We are upbeat about prospects for the companies in your Portfolio for the balance of fiscal 2004 and beyond. We think higher-quality, growth-oriented companies, such as those included in your portfolio, that exhibit good earnings performance should be rewarded. In 2003, investors favored smaller companies and lower priced, poorer-quality stocks. Their performance gains were considerable, doubling in value in many cases. Many of these stocks have become overvalued in our estimation, and it's hard to imagine that they will repeat last year's performance for a second year in a row. We think that high-quality growth companies, such as those in your Portfolio, are well positioned to meet growing global demand for their premium, brand-name products.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

  Shares                                                       Value
           COMMON STOCKS - 96.5%
           Energy - 3.0%
           Integrated Oil & Gas - 3.0%
  120      ChevronTexaco Corp.                              $ 11,293
                                                            --------
           Total Energy                                     $ 11,293
                                                            --------
           Capital Goods - 9.3%
           Electrical Components & Equipment - 9.3%
  263      American Power Conversion Corp.                  $  5,168
  498      General Electric Co.                               16,135
  508      Molex, Inc.                                        13,858
                                                            --------
                                                            $ 35,161
                                                            --------
           Total Capital Goods                              $ 35,161
                                                            --------
           Transportation - 4.5%
           Air Freight & Couriers - 4.5%
  342      Expeditors International of Washington, Inc.     $ 16,898
                                                            --------
           Total Transportation                             $ 16,898
                                                            --------
           Media - 3.7%
           Advertising - 3.7%
  269      WPP Group Plc (A.D.R.) *                         $ 13,781
                                                            --------
           Total Media                                      $ 13,781
                                                            --------
           Retailing - 3.6%
           Specialty Stores - 3.6%
  370      Tiffany & Co.                                    $ 13,635
                                                            --------
           Total Retailing                                  $ 13,635
                                                            --------
           Food & Drug Retailing - 4.6%
           Food Retail - 4.6%
  276      Wm. Wrigley Jr. Co.                              $ 17,402
                                                            --------
           Total Food & Drug Retailing                      $ 17,402
                                                            --------
           Food, Beverage & Tobacco - 3.1%
           Soft Drinks - 3.1%
  230      The Coca-Cola Co.                                $ 11,610
                                                            --------
           Total, Food Beverage & Tobacco                   $ 11,610
                                                            --------
           Household & Personal Products - 4.6%
           Household Products - 4.6%
  297      Colgate-Palmolive Co.                            $ 17,360
                                                            --------
           Total Household & Personal Products              $ 17,360
                                                            --------
           Health Care Equipment & Services - 16.0%
           Health Care Distributors - 4.5%
  300      Johnson & Johnson                                $ 16,710
                                                            --------
           Health Care Equipment - 8.0%
  276      Medtronic, Inc. *                                $ 13,447
  305      Stryker Corp.                                      16,775
                                                            --------
                                                            $ 30,222
                                                            --------
           Health Care Services - 3.5%
  560      IMS Health, Inc.                                 $ 13,126
                                                            --------
           Total Health Care Equipment &
           Services                                         $ 60,058
                                                            --------
           Pharmaceuticals & Biotechnology - 3.3%
           Pharmaceuticals - 3.3%
  357      Pfizer, Inc.                                     $ 12,238
                                                            --------
           Total Pharmaceuticals &
           Biotechnology                                    $ 12,238
                                                            --------

  Shares                                                       Value
           Diversified Financials - 7.1%
           Asset Management & Custody Banks - 7.1%
  270      State Street Corp.                               $ 13,241
  270      T. Rowe Price Associates, Inc.                     13,608
                                                            --------
                                                            $ 26,849
                                                            --------
           Total Diversified Financials                     $ 26,849
                                                            --------
           Insurance - 4.2%
           Multi-Line Insurance - 4.2%
  223      American International Group, Inc.               $ 15,895
                                                            --------
           Total Insurance                                  $ 15,895
                                                            --------
           Software & Services - 3.1%
           Application Software - 3.1%
  409      Microsoft Corp.                                  $ 11,681
                                                            --------
           Total Software & Services                        $ 11,681
                                                            --------
           Technology Hardware & Equipment - 16.4%
           Communications Equipment - 5.0%
  467      Cisco Systems, Inc. *                            $ 11,068
  547      Nokia Corp. (A.D.R.)                                7,953
                                                            --------
                                                            $ 19,021
                                                            --------
           Computer Hardware - 6.0%
  442      Hewlett-Packard Co.                              $  9,326
  151      IBM Corp. *                                        13,312
                                                            --------
                                                            $ 22,638
                                                            --------
           Computer Storage & Peripherals - 2.7%
  878      EMC Corp. *                                      $ 10,009
                                                            --------
           Electronic Manufacturing Services - 2.7%
  329      National Instruments Corp.                       $ 10,084
                                                            --------
           Total Technology Hardware &
           Equipment                                        $ 61,752
                                                            --------
           Semiconductors - 9.9%
           Semiconductor Equipment - 3.5%
  662      Applied Materials, Inc. *                        $ 12,988
                                                            --------
           Semiconductors - 6.4%
  486      Intel Corp.                                      $ 13,414
  273      Linear Technology Corp.                            10,775
                                                            --------
                                                            $ 24,189
                                                            --------
           Total Semiconductors                             $ 37,177
                                                            --------
           TOTAL COMMON STOCKS
           (Cost $357,664)                                  $362,790
                                                            --------
           TOTAL INVESTMENT
           IN SECURITIES -  96.5%
           (Cost $357,664)                                  $362,790
                                                            --------
           OTHER ASSETS AND
           LIABILITIES - 3.5%                               $ 13,268
                                                            --------
           TOTAL NET ASSETS - 100.0%                        $376,058
                                                            ========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt

4    The accompanying notes are an integral part of these financial statements.

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          3/15/04
                                                                             to
                                                                          6/30/04
Class II (a)                                                            (unaudited)
Net asset value, beginning of period                                      $ 10.00
                                                                          -------
Increase from investment operations:
 Net investment income                                                    $  0.01
 Net realized and unrealized gain on investments                             0.22
                                                                          -------
 Net increase from investment operations                                  $  0.23
                                                                          -------
  Net increase in net asset value                                         $  0.23
                                                                          -------
Net asset value, end of period                                            $ 10.23
                                                                          =======
Total return*                                                                2.30%
Ratio of net expenses to average net assets +                                0.95%**
Ratio of net investment income to average net assets +                       0.42%**
Portfolio turnover rate                                                        12%**
Net assets, end of period (in thousands)                                  $   376
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                51.41%* *
  Net investment loss                                                        (50.04)%**

(a)  Class II shares were first publicly offered on March 15, 2004
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
 +   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    5

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Pioneer Papp
                                                            America-
                                                           Pacific Rim
                                                          VCT Portfolio
ASSETS:
 Investment in securities, at value (cost $357,664)        $ 362,790
 Cash                                                         12,343
 Receivables --
   Fund shares sold                                           10,745
   Dividends, interest and foreign taxes withheld                316
   Due from Pioneer Investment Management, Inc.                8,489
 Other                                                            16
                                                           ---------
   Total assets                                            $ 394,699
                                                           ---------
LIABILITIES:
 Payables --
   Due to affiliates                                       $   1,732
   Accrued expenses                                           16,909
                                                           ---------
   Total liabilities                                       $  18,641
                                                           ---------
NET ASSETS:
 Paid-in capital                                           $ 370,561
 Accumulated net investment income                               212
 Accumulated undistributed net realized gain                     159
 Net unrealized gain on investments                            5,126
                                                           ---------
   Total net assets                                        $ 376,058
                                                           ---------
NET ASSET VALUE PER SHARE:
 Class II:
 No Par Value (Unlimited number of shares authorized)
   Net assets                                              $ 376,058
 Shares outstanding                                           36,767
                                                           ---------
   Net asset value per share                               $   10.23
                                                           ---------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Pioneer Papp
                                                            America-
                                                          Pacific Rim
                                                         VCT Portfolio

                                                         For the period
                                                          from 3/15/04
                                                         (Commencement
                                                         of Operations)
                                                           to 6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $29)          $     647
 Interest                                                         40
 Income on securities loaned, net                                 --
 Other                                                            --
                                                           ---------
  Total investment income                                  $     687
                                                           ---------
EXPENSES:
 Management fees                                           $     375
 Transfer agent fees (Class II)                                  504
 Distribution fees (Class II)                                    125
 Administrative fees                                           4,625
 Custodian fees                                                7,216
 Professional fees                                             9,090
 Printing                                                      3,743
 Fees and expenses of nonaffiliated trustees                      36
 Miscellaneous                                                    --
                                                           ---------
  Total expenses                                           $  25,714
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                    (25,239)
                                                           ---------
  Net expenses                                             $     475
                                                           ---------
    Net investment income (loss)                           $     212
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                               $     159
   Futures contracts                                              --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies             --
                                                           ---------
                                                           $     159
                                                           ---------
 Change in net unrealized gain or loss from:
   Investments                                             $   5,126
   Futures contracts                                              --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies
                                                           ---------
                                                           $   5,126
                                                           ---------
   Net gain (loss) on investments, futures contracts
    and foreign currency transactions                      $   5,285
                                                           ---------
   Net increase (decrease) in net assets resulting
    from operations                                        $   5,497
                                                           =========


The accompanying notes are an integral part of these financial statements.     7

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Pioneer Papp
                                                           America-
                                                         Pacific Rim
                                                        VCT Portfolio

                                                        For the period
                                                         from 3/15/04
                                                        (Commencement
                                                        of Operations)
                                                          to 6/30/04
FROM OPERATIONS:
Net investment income                                     $    212
Net realized gain (loss) on investments                        159
Change in net unrealized gain or loss on investments,
 futures contracts and foreign currency transactions         5,126
                                                          --------
  Net increase (decrease) in net assets
    resulting from operations                             $  5,497
                                                          --------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                  $     --
 Class II                                                       --
Net realized gain
 Class I                                                        --
 Class II                                                       --
Tax return of Capital
 Class I                                                        --
 Class II                                                       --
                                                          --------
  Total distributions to shareholders                     $     --
                                                          --------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $371,268
Reinvestment of distributions                                   --
Cost of shares repurchased                                    (707)
                                                          --------
  Net increase in net assets resulting
    from fund share transactions                          $370,561
                                                          --------
  Net increase in net assets                              $376,058
                                                          --------
NET ASSETS:
Beginning of period                                       $     --
                                                          --------
End of period                                             $376,058
                                                          ========
Accumulated net investment income (loss),
 end of period                                            $    212
                                                          ========


8   The accompanying notes are an integral part of these financial statements.

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Papp America-Pacific Rim VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
       (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

The Papp America-Pacific Rim VCT Portfolio commenced operations on March 15,
2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Papp America-Pacific Rim Portfolio is to seek capital appreciation.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Papp America-Pacific Rim Portfolio had no open contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $129 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $61 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------------
                                                                                             Net
                                                          Gross            Gross        Appreciation/
Portfolio                                Tax Cost     Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------------------------------------
 Papp America-Pacific Rim Portfolio      $357,664        $9,085          $ (3,959)          $5,126
------------------------------------------------------------------------------------------------------

Pioneer Papp America-Pacific Rim VCT Portfolio  PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended June 30, 2004, were $364,161 and $6,657, respectively.

7. Capital Shares
At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

--------------------------------------------------------------------------------
Papp America-Pacific Rim Portfolio                     '04 Shares   '04 Amount
--------------------------------------------------------------------------------
 CLASS II:
 Shares sold                                              36,837     $371,268
 Reinvestment of distributions                                --           --
 Shares repurchased                                          (70)        (707)
                                                          ------     --------
  Net increase                                            36,767     $370,561
                                                          ======     ========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[PIONEER LOGO]
PIONEER
Investments(R)


Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16084-00-0804


                                                                  [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST


                                 Pioneer Europe VCT Portfolio -- Class II Shares




                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents

Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3
  Schedule of Investments                                                      4
  Financial Statements                                                         7
  Notes to Financial Statements                                               11

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Financials                              29.3%
Health Care                             11.0%
Energy                                  10.7%
Telecommunication Services              10.1%
Consumer Staples                         8.5%
Industrials                              8.4%
Materials                                7.4%
Consumer Discretionary                   6.7%
Information Technology                   4.9%
Utilities                                3.0%

Geographical Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

United Kingdom                          29.6%
France                                  23.6%
Switzerland                             13.6%
Germany                                  9.4%
Italy                                    6.1%
Netherlands                              5.8%
Spain                                    4.2%
Ireland                                  2.8%
Belgium                                  2.0%
Sweden                                   1.9%
Finland                                  1.0%

Five Largest Holdings
(As a percentage of equity holdings)

1.    BP Amoco Plc                                            4.53%
2.    Vodafone Group Plc                                      4.08
3.    Total SA                                                3.28
4.    Nestle SA (Registered Shares)                           3.09
5.    Eni S.p.A.                                              2.84

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                            6/30/04           12/31/03
Net Asset Value per Share                   $8.94             $8.89

Distributions per Share                     Short-Term        Long-Term
(1/1/04 - 6/30/04)            Dividends     Capital Gains     Capital Gains
                              $0.0583       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Europe VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

  Date           Pioneer Europe       MSCI Europe
                 VCT Portfolio           Index
10/31/1998          $10,000            $10,000
                    $10,596            $10,992
                    $13,571            $12,741
12/31/2000          $11,030            $11,671
                     $8,445             $9,349
12/31/2002           $6,835             $7,629
                     $9,085            $10,570
6/30/2004            $9,196            $10,891

The MSCI Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far
East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             -1.47%
(10/30/98)
5 Years                                                                   -2.44%
1 Year                                                                    23.26%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

European stocks posted modest gains during the six months ended June 30, 2004. During this time, we saw signs of renewed interest in and a rotation back toward higher-quality investments. However, the pace of economic recovery is being tempered by higher oil prices and expectations of rising interest rates. In the following interview, Stan Pearson, a member of the Portfolio's management team, discusses the overarching factors facing investors during the reporting period and his efforts to position the Portfolio for positive growth.

Q: Was the economic environment favorable for the Portfolio's investment strategy?

A: The economic environment was generally favorable for European stocks. Stock price valuations are fair and supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and this fact is discounted in stock prices. The strength of the euro eased a bit during the six months, but it continues to be a risk for European exporters.

   For the six months ended June 30, 2004, the Portfolio's Class II shares rose 1.22% at net asset value. In comparison, the Morgan Stanley Capital International (MSCI) Europe Index posted a return of 3.04% for the same period.

Q: What investments hurt performance during the six months?

A: Several factors contributed to the Portfolio's underperformance. First, mobile phone and network manufacturer Nokia (Finland) surprised the market with two profit warnings and disappointing results. Secondly, unlike the benchmark, the Portfolio didn't own pharmaceutical Aventis, which rose sharply after a takeover bid from Sanofi. The Portfolio did hold Sanofi (France), but investors penalized the company for its decision to bid for Aventis. We think this situation is temporary and will hold on to Sanofi, because we believe the merger will create appreciation potential.

   Elsewhere in the pharmaceutical sector, investments in GlaxoSmithKline (United Kingdom) underperformed when the company released disappointing first quarter results. The company was recovering in the final months of the reporting period. Finally, while our decision to overweight investments in the capital goods sector proved successful, our stock selection was a bit disappointing. Swedish engineering companies Sandvik, Atlas Copco and SKF had absolute positive performance, but underperformed other companies in the capital goods sector that rallied more strongly on optimism about restructuring programs.

Q: What investments helped performance during the six months?

A: One of the more positive contributors to performance was Zurich Financial
   (Switzerland), which we purchased during the reporting period. This company, which is benefiting from an improving outlook for the insurance sector, had an attractive valuation at the time of purchase and outperformed both the sector and the broader equity market. In the energy sector, we sold investments in Royal Dutch Petroleum (Holland) and Shell Transport & Trading (United Kingdom) and reinvested the proceeds in BP Amoco (United Kingdom) - a decision that proved successful. BP is benefiting from its substantial production growth thanks to past investments. Furthermore, the company is carrying a lot of cash, which it may use to increase returns to its shareholders through dividends or share buy-back programs.

   Food giant Nestle (Switzerland) appreciated strongly as a result of market share growth and rising profit margins. European small-sized companies outperformed during the six months. An overweight position in the capital goods sector made a positive contribution. EADS (France), the maker of the Airbus, was particularly strong in the second quarter. The company is benefiting from signs of recovery in the commercial aerospace sector earlier than expected. In the utilities sector, E.ON (Germany) benefited from higher electricity prices and strong cash flow. We are optimistic that the company may return some of its extra cash to investors through a special dividend or share buy backs. In the pharmaceuticals sector, Schering (Germany) did well in the second quarter, thanks to investors' positive reaction to its plans to increase its profit margins and for a new cancer product it is developing with Novartis (Switzerland).

Q: Given current market conditions in European markets, how are you positioning the Portfolio?

A: We continue to emphasize investments in the capital goods sector, because we think it will benefit from increasing levels of capital expenditure, as global demand increases and companies become more confident. We're limiting positions in the technology hardware and software sector, because we believe stock prices of many of these companies are inflated and already reflecting future growth. In the telecommunications sector, we've uncovered interesting companies but prefer operators with a high level of exposure to the European mobile market, which continues to generate attractive growth.

Q: What is your outlook?

A: We think European equities are poised to continue to perform well versus other asset classes. The global economic recovery is well underway, led by the strong U.S. economy. The European economy continues to demonstrate a less robust pace of economic growth, but stock price valuations in Europe's equity markets remain attractive and fully reflect the moderate pace of growth in the region.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                                Value
                  PREFERRED STOCK - 1.2% Automobiles & Components - 1.2%
                  Automobile Manufacturers - 1.2%
        250       Porsche AG                                         $   168,171
                                                                     -----------
                  Total Automobiles & Components                     $   168,171
                                                                     -----------
                  TOTAL PREFERRED STOCK
                  (Cost $83,104)                                     $   168,171
                                                                     -----------
                  COMMON STOCKS - 96.7%
                  Energy - 10.4%
                  Integrated Oil & Gas - 7.2%
     72,851       BP Amoco Plc                                       $   646,674
     20,351       Eni S.p.A.                                             405,664
                                                                     -----------
                                                                     $ 1,052,338
                                                                     -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 3.2%
      2,446       Total SA                                           $   468,764
                                                                     -----------
                  Total Energy                                       $ 1,521,102
                                                                     -----------
                  Materials - 7.1%
                  Commodity Chemicals - 1.2%
      3,611       BASF India, Ltd.                                   $   194,454
                                                                     -----------
                  Construction Materials - 4.4%
      9,648       CRH Plc                                            $   204,756
      1,610       Italcementi S.p.A.*                                     21,639
      3,384       Lafarge SA                                             303,469
      1,070       Vinci SA                                               108,236
                                                                     -----------
                                                                     $   638,100
                                                                     -----------
                  Diversified Metals & Mining - 1.5%
      5,596       Rio Tinto Plc                                      $   135,150
      2,544       Sandvik AB                                              87,158
                                                                     -----------
                                                                     $   222,308
                                                                     -----------
                  Total Materials                                    $ 1,054,862
                                                                     -----------
                  Capital Goods - 6.9%
                  Aerospace & Defense - 1.7%
     37,685       Bae Systems                                        $   150,674
      3,195       European Aeronautic Defence                             89,543
                                                                     -----------
                                                                     $   240,217
                                                                     -----------
                  Construction & Engineering - 2.6%
     11,469       ACS, Actividades de Construccion y
                  Servicios, SA                                      $   193,903
      3,804       Compagnie de Saint Gobain                              190,868
                                                                     -----------
                                                                     $   384,771
                                                                     -----------
                  Electrical Components & Equipment - 1.4%
      3,012       Schneider Electric SA                              $   206,592
                                                                     -----------

     Shares                                                                Value
                  Industrial Machinery - 1.2%
      1,976       Atlas Copco AB                                     $    73,630
      2,843       AB SKF                                                 104,848
                                                                     -----------
                                                                     $   178,478
                                                                     -----------
                  Total Capital Goods                                $ 1,010,058
                                                                     -----------
                  Commercial Services & Supplies - 1.3%
                  Diversified Commercial Services - 1.3%
      8,308       TNT Post Group NV                                  $   190,718
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $   190,718
                                                                     -----------
                  Automobiles & Components - 1.0%
                  Auto Parts & Equipment - 1.0%
      2,594       Compagnie Generale des
                  Etablissements Michelin                            $   144,247
                                                                     -----------
                  Total Automobiles & Components                     $   144,247
                                                                     -----------
                  Hotels, Restaurants & Leisure - 1.6%
                  Restaurants - 1.6%
     17,111       Compass Group Plc                                  $   104,877
      8,438       Gus Plc                                                130,372
                                                                     -----------
                                                                     $   235,249
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $   235,249
                                                                     -----------
                  Media - 2.8%
                  Advertising - 0.6%
      2,942       Publicis SA                                        $    87,652
                                                                     -----------
                  Publishing - 2.2%
      7,545       Elsevier NV                                        $   106,401
      7,505       Vivendi Universal*                                     209,672
                                                                     -----------
                                                                     $   316,073
                                                                     -----------
                  Total Media                                        $   403,725
                                                                     -----------
                  Food & Drug Retailing - 5.9%
                  Drug Retail - 0.6%
      6,888       Boots Co., Plc*                                    $    86,141
                                                                     -----------
                  Food Retail - 5.3%
     13,588       Koninklijke Ahold NV*                              $   107,363
      1,649       Nestle SA (Registered Shares)                          441,222
     45,427       Tesco Plc                                              220,619
                                                                     -----------
                                                                     $   769,204
                                                                     -----------
                  Total Food & Drug Retailing                        $   855,345
                                                                     -----------
                  Food, Beverage & Tobacco - 2.5%
                  Tobacco - 2.5%
      2,313       Altadis SA*                                        $    71,759
     18,370       British American Tobacco Plc                           285,962
                                                                     -----------
                                                                     $   357,721
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $   357,721
                                                                     -----------


4  The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Health Care Equipment & Services - 0.9%
                  Health Care Distributors - 0.9%
       2,279      Celesio AG                                         $   136,601
                                                                     -----------
                  Total Health Care Equipment &
                  Services                                           $   136,601
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 9.9%
                  Pharmaceuticals - 9.9%
       7,494      AstraZeneca Plc                                    $   337,721
      13,196      GlaxoSmithKline Plc                                    269,229
       3,103      Novartis                                               137,485
       3,123      Roche Holdings AG                                      310,402
       4,338      Sanofi-Synthelabo SA                                   275,980
       1,796      Schering AG                                            106,369
                                                                     -----------
                                                                     $ 1,437,186
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $ 1,437,186
                                                                     -----------
                  Banks - 14.6%
                  Diversified Banks - 14.6%
       8,696      Allied Irish Banks Plc                             $   134,767
      10,567      Banco Bilbao Vizcaya Argentaria, SA                    141,941
      32,459      Barclays Plc                                           278,005
       5,468      BNP Paribas SA                                         338,177
       6,739      Credit Agricole SA                                     164,819
       7,061      CS Group*                                              252,092
       4,600      Depfa Bank Plc                                          67,090
       4,223      Dexia                                                   70,228
      23,715      HSBC Holding Plc                                       355,583
      11,268      Royal Bank of Scotland Group Plc                       326,779
                                                                     -----------
                                                                     $ 2,129,481
                                                                     -----------
                  Total Banks                                        $ 2,129,481
                                                                     -----------
                  Diversified Financials - 8.6%
                  Asset Management & Custody Banks - 0.5%
       2,630      Man Group Plc*                                     $    68,365
                                                                     -----------
                  Diversified Financial Services - 8.1%
       3,406      Deutsche Boerse AG                                 $   173,841
       6,390      ING Groep NV                                           152,033
       1,735      Lagardere S.C.A.                                       109,014
       3,616      Societe Generale                                       309,152
       1,489      Swiss Re                                                97,134
       4,893      UBS AG                                                 346,529
                                                                     -----------
                                                                     $ 1,187,703
                                                                     -----------
                  Total Diversified Financials                       $ 1,256,068
                                                                     -----------

      Shares                                                               Value
                  Insurance - 5.5%
                  Life & Health Insurance - 0.8%
       4,009      Assicurazioni Generali                             $   108,714
                                                                     -----------
                  Multi-Line Insurance - 4.0%
      10,463      AXA SA                                             $   232,122
       2,217      Zurich Financial Services*                             351,799
                                                                     -----------
                                                                     $   583,921
                                                                     -----------
                  Reinsurance - 0.7%
       3,097      Hannover Rueckversicheru                           $   104,114
                                                                     -----------
                  Total Insurance                                    $   796,749
                                                                     -----------
                  Software & Services - 0.6%
                  IT Consulting & Other Services - 0.6%
       1,364      Atos Origin*                                       $    88,246
                                                                     -----------
                  Total Software & Services                          $    88,246
                                                                     -----------
                  Technology Hardware & Equipment - 4.2%
                  Semiconductors - 1.3%
       6,783      Philips Electronics NV                             $   184,096
                                                                     -----------
                  Communications Equipment - 1.0%
      10,079      Nokia Oyj                                          $   146,254
                                                                     -----------
                  Computer Hardware - 0.8%
      38,933      Dixons Group Plc                                   $   116,952
                                                                     -----------
                  Electronic Equipment & Instruments - 1.1%
       2,201      Siemens AG                                         $   159,583
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $   606,885
                                                                     -----------
                  Telecommunication Services - 9.9%
                  Alternate Carriers - 0.9%
       4,989      France Telecom SA                                  $   130,883
                                                                     -----------
                  Integrated Telecommunication Services - 5.0%
       7,122      Belgacom SA*                                       $   217,656
      25,747      Telecom Italia Mobile S.p.A.                           146,594
      59,202      Telecom Italia S.p.A.                                  184,922
      12,569      Telefonica SA                                          186,877
                                                                     -----------
                                                                     $   736,049
                                                                     -----------
                  Wireless Telecommunication Services - 4.0%
     263,946      Vodafone Group Plc                                 $   582,271
                                                                     -----------
                  Total Telecommunication Services                   $ 1,449,203
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.  5

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Utilities - 3.0%
              Electric Utilities - 3.0%
   4,077      E.On AG                                                $   295,674
  17,458      National Grid Transco Plc                                  136,027
                                                                     -----------
                                                                     $   431,701
                                                                     -----------
              Total Utilities                                        $   431,701
                                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $11,851,998)                                     $14,105,147
                                                                     -----------
              TOTAL INVESTMENT IN
              SECURITIES - 97.9%
              (Cost $11,935,102) (a)                                 $14,273,318
                                                                     -----------
              OTHER ASSETS AND
              LIABILITIES - 2.1%                                     $   311,386
                                                                     -----------
              TOTAL NET ASSETS - 100.0%                              $14,584,704
                                                                     ===========

*       Non-income producing security.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

        United Kingdom           29.6%
        France                   23.6
        Switzerland              13.6
        Germany                   9.4
        Italy                     6.1
        Netherlands               5.8
        Spain                     4.2
        Ireland                   2.8
        Belgium                   2.0
        Sweden                    1.9
        Finland                   1.0
                                -----
                                100.0%
                                =====


6  The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended                                     1/2/01
                                                                        6/30/04    Year Ended    Year Ended          to
Class II (a)                                                          (unaudited)   12/31/03      12/31/02      12/31/01 (a)
Net asset value, beginning of period                                   $ 8.89        $ 6.71        $ 8.29          $11.07
                                                                       ------        ------        ------          ------
Increase (decrease) from investment operations:
 Net investment income                                                 $ 0.07        $ 0.03        $ 0.01         $  0.08
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  0.04          2.17         (1.59)          (2.71)
                                                                       ------        ------        ------         -------
  Net increase (decrease) from investment operations                   $ 0.11        $ 2.20        $(1.58)        $ (2.63)
Distributions to shareowners:
 Net investment income                                                  (0.06)        (0.02)           --           (0.15)
 Net realized gain                                                         --            --            --              --
                                                                       ------        ------        ------         -------
 Net increase (decrease) in net asset value                            $ 0.05        $ 2.18        $(1.58)        $ (2.78)
                                                                       ------        ------        ------         -------
 Net asset value, end of period                                        $ 8.94        $ 8.89        $ 6.71         $  8.29
                                                                       ======        ======        ======         =======
Total return*                                                            1.22%        32.92%       (19.06)%        (23.44)  %
Ratio of net expenses to average net assets+                             1.76%**       1.79%         1.86%           3.22%* *
Ratio of net investment income (loss) to average net assets+             2.01%**       0.56%         0.25%          (2.56)%**
Portfolio turnover rate                                                    74%**         52%           95%             73%
Net assets, end of period (in thousands)                               $6,022        $5,005        $1,829         $   398
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                            2.21%**       2.75%         2.66%           4.57%* *
 Net investment income (loss)                                            1.55%**      (0.40)%       (0.54)%         (3.90)%**

(a) Class II shares were first publicly offered on January 2, 2001.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Pioneer
                                                                       Europe
                                                                   VCT Portfolio
ASSETS:
 Investment in securities, at value
   (Cost $11,935,102)                                               $14,273,318
 Cash                                                                   295,005
 Foreign currencies, at value                                                --
 Receivables --
   Investment securities sold                                            47,786
   Fund shares sold                                                      37,989
   Variation margin                                                          --
   Dividends, interest and foreign taxes withheld                        45,476
   Forward foreign currency settlement contracts, net                        --
   Due from Pioneer Investment Management, Inc.                           2,606
 Other                                                                      369
                                                                    -----------
   Total assets                                                     $14,702,549
                                                                    -----------
LIABILITIES:
 Payables --
   Investment securities purchased                                  $    71,100
   Fund shares repurchased                                                3,968
   Dividends                                                                 --
   Upon return of securities loaned                                          --
   Forward foreign currency settlement contracts, net                       437
 Reserve for repatriation taxes                                              --
 Due to bank                                                                 --
 Due to affiliates                                                       10,679
 Accrued expenses                                                        31,661
                                                                    -----------
   Total liabilities                                                $   117,845
                                                                    -----------
NET ASSETS:
 Paid-in capital                                                    $20,406,813
 Accumulated net investment income (loss)                               155,154
 Accumulated undistributed net realized gain (loss)                  (8,317,054)
 Net unrealized gain (loss) on:
 Investments                                                          2,338,216
 Futures contracts                                                           --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                       1,575
                                                                    -----------
   Total net assets                                                 $14,584,704
                                                                    -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                       $ 8,562,896
 Shares outstanding                                                     940,919
                                                                    -----------
   Net asset value per share                                        $      9.10
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                       $ 6,021,808
 Shares outstanding                                                     673,287
                                                                    -----------
   Net asset value per share                                        $      8.94


8   The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Pioneer
                                                                       Europe
                                                                   VCT Portfolio

                                                                     Six Months
                                                                       Ended
                                                                      6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $40,379)                 $ 264,706
 Interest                                                                 1,946
 Income on securities loaned, net                                            --
 Other                                                                       --
                                                                      ---------
  Total investment income                                             $ 266,652
                                                                      ---------
EXPENSES:
 Management fees                                                      $  72,527
 Transfer agent fees                                                      1,536
 Distribution fees (Class II)                                             7,024
 Administrative fees                                                      9,250
 Custodian fees                                                          28,760
 Professional fees                                                       25,032
 Printing                                                                 2,983
 Fees and expenses of nonaffiliated trustees                                 --
 Miscellaneous                                                              735
                                                                      ---------
  Total expenses                                                      $ 147,847
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                               (31,868)
                                                                      ---------
  Net expenses                                                        $ 115,979
                                                                      ---------
    Net investment income (loss)                                      $ 150,673
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                        $ 706,240
   Futures contracts                                                         --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                    (3,507)
                                                                      ---------
                                                                      $ 702,733
                                                                      ---------
 Change in net unrealized gain or loss from:
   Investments                                                        $(667,025)
   Futures contracts                                                         --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                    (5,768)
                                                                      $(672,793)
                                                                      ---------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                                  $  29,940
                                                                      =========
 Net increase (decrease) in net assets resulting
   from operations                                                    $ 180,613
                                                                      =========


The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Pioneer
                                                   Europe VCT Portfolio

                                                Six Months
                                                  Ended              Year
                                                 6/30/04            Ended
                                               (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $   150,673       $   110,674
Net realized gain (loss) on investments            702,733          (108,393)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    (672,793)        3,419,238
                                               -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                  $   180,613       $ 3,421,519
                                               -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $   (65,952)      $   (36,322)
 Class II                                          (38,910)           (9,367)
Net realized gain
 Class I                                                --                --
 Class II                                               --                --
Tax return of capital
 Class I                                                --                --
 Class II                                               --                --
                                               -----------       -----------
  Total distributions to shareowners           $  (104,862)      $   (45,689)
                                               -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $ 1,713,293       $ 6,502,123
Reinvestment of distributions                      104,862            45,689
Cost of shares repurchased                      (1,644,175)       (6,113,517)
                                               -----------       -----------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $   173,980       $   434,295
                                               -----------       -----------
 Net increase (decrease) in net assets         $   249,731       $ 3,810,125
                                               -----------       -----------
NET ASSETS:
Beginning of period                            $14,334,973       $10,524,848
                                               -----------       -----------
End of period                                  $14,584,704       $14,334,973
                                               ===========       ===========
Accumulated/(distributions in excess of)
 net investment income (loss)                  $   155,154       $   109,343
                                               ===========       ===========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Europe Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Europe VCT Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. At June 30, 2004, there were no fair valued securities except as follows. All securities that trade in foreign markets whose closing prices are as of times prior to the close of the New York Stock Exchange ("NYSE") and that are held by Europe Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicableportfolios are computed once daily, on each day the New York Stock Exchange

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio elected to defer $49,695 in capital losses recognized between November 1, 2003 and December 31, 2003 to its fiscal year ending December 31, 2004.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Europe VCT Portfolio had a capital loss carryforward of $7,882,463 of which the following amounts will expire between 2008 and 2011 if not utilized: $837,566 in 2008, $4,365,566 in 2009 and
   $1,896,288 in 2010 and $783,043 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

--------------------------------------------------------------------------------
                                                                     Pioneer
                                                                     Europe
                                                                  VCT Portfolio
                                                                      2003
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary Income                                              $    45,689
   Long-Term capital gain                                                --
                                                                -----------
                                                                $    45,689
   Return of Capital                                                     --
                                                                -----------
     Total distributions                                        $    45,689
                                                                ===========
   Distributable Earnings
     (Accumulated Losses):
   Undistributed ordinary income                                $   104,830
   Undistributed long-term gain/
     (Capital loss carryforward)                                 (7,882,463)
   Unrealized appreciation (depreciation)                         1,929,468
                                                                -----------
     Total                                                      $(5,848,165)
                                                                ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

E. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $9,045 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,376 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

Pioneer Europe VCT Portfolio                    PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                               Net
                                            Gross            Gross        Appreciation/
Portfolio                Tax Cost       Appreciation     Depreciation     (Depreciation)
-------------------------------------------------------------------------------------------
Europe Portfolio       $13,022,731       $1,297,351        $(46,764)        $1,250,587
                       ===========       ==========        =========        ==========
-------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $5,352,378 and $5,238,860, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-------------------------------------------------------------------------------------------
Europe Portfolio                  '04 Shares     '04 Amount    '03 Shares      '03 Amount
-------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         13,195      $   121,336       59,876      $   462,031
 Reinvestment of distributions        7,232           65,952        4,817           36,322
 Shares repurchased                (110,796)      (1,006,213)    (308,777)      (2,225,749)
                                   --------------------------------------------------------
  Net increase (decrease)           (90,369)     $  (818,925)    (244,084)     $(1,727,396)
                                   ========================================================
 CLASS II:
 Shares sold                        176,925      $ 1,591,957      836,602      $ 6,040,092
 Reinvestment of distributions        4,343           38,910        1,262            9,367
 Shares repurchased                 (70,861)        (637,962)    (547,441)      (3,887,768)
                                   --------------------------------------------------------
  Net increase (decrease)           110,407      $   992,905      290,423      $ 2,161,691
                                   ========================================================
-------------------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

During the six months ended June 30, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of June 30, 2004, the Portfolio had no outstanding portfolio hedges.

Outstanding forward currency settlement contracts were as follows:

-------------------------------------------------------------------------------------------
                                                                                   Net
                                    Gross       Settlement        Gross        Receivable/
Portfolio                        Receivable        Date          Payable        (Payable)
-------------------------------------------------------------------------------------------
Europe Portfolio                 $(39,985)      7/1/04           $(40,379)       $(394)
Europe Portfolio                 $ 42,274       7/1/04           $ 42,317        $ (43)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelly,  Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16074-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                           Pioneer Equity Income VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   7
  Notes to Financial Statements         11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification

(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks                      94.2%
Temporary Cash Investment                4.4%
Convertible Preferred Stocks             1.3%
Convertible Corporate Bonds              0.1%

Sector Distribution

(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]

Financials                              22.4%
Utilities                               16.1%
Energy                                  12.0%
Consumer Discretionary                  10.9%
Industrials                              9.3%
Health Care                              7.5%
Consumer Staples                         7.1%
Telecommunication Services               6.9%
Materials                                5.3%
Information Technology                   2.5%

Five Largest Holdings
(As a percentage of equity holdings)

  1.      ChevronTexaco Corp.              4.15%
  2.      ConocoPhillips                   3.93
  3.      PACCAR, Inc.                     3.78
  4.      Exxon Mobil Corp.                3.21
  5.      Charter One Financial, Inc.      3.07

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/04       12/31/03
Net Asset Value per Share     $ 18.62       $ 18.09

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.180       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following table was depicted as a line chart in the printed material.]

         Russell 1000 Value Index    Pioneer Equity Income VCT Portfolio*
         ------------------------    ------------------------------------
 3/95             10000                              10000
                  12632                              12025
12/96             15366                              13852
                  20773                              18732
12/98             24021                              22816
                  25787                              23092
12/00             27597                              26522
                  26054                              24673
12/02             22010                              20770
                  28620                              25466
12/04             29745                              26470

Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             11.31%
(3/1/95)
5 Years                                                                    1.54%
1 Year                                                                    17.83%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04 (UNAUDITED)

In the following discussion, portfolio manager John Carey reviews the performance of Pioneer Equity Income VCT Portfolio over the six months ended June 30, 2004.

Q: How did the portfolio fare over the past six months?

A: Stock prices generally showed gains during the period. The Russell 1000 Value
   Index rose by 3.94%, and Pioneer Equity Income VCT Portfolio rose by exactly the same amount, 3.94% at net asset value. After the market of 2003, when the prices of many highly cyclical stocks moved dramatically, the first six months of 2004 saw investors return to steadier companies. Information technology, which had been the strongest performing sector in 2003 with the sharp recovery of many deeply depressed stocks, was one of the weakest areas of the market through June of this year. On the other hand, consumer staples, energy, and industrials all performed above the benchmark average as investors looked more favorably on companies with substantial earnings and also dividends.

   While financials actually underperformed the benchmark Russell 1000 Value Index, our Portfolio experienced the largest contribution to total return from our investments there. Two of our holdings, Charter One Financial and South Trust, received take-over bids from other banks at substantial premiums to their current share prices (and also to our average cost on the shares), producing sharp gains in the market value of those positions. We also did not own any shares of the lackluster performer Citigroup, a major component of the Russell index.

   Offsetting results came from our weightings and stock selection in telecommunications services and utilities. In telecomm, our AT&T stock declined as investors worried about mounting price competition amid slower growth. Further affecting our relative performance in that sector was our lack of ownership of AT&T Wireless, the cellular provider operating independently of its former parent since late 2001. That company received an acquisition offer from Cingular, a joint venture between two companies that we did own, BellSouth and SBC Communications. The stocks of those companies fell on concerns about the acquisition price, while stock in AT&T Wireless rose in recognition of the premium price to be paid.

   With regard to our holdings in the utilities sector, we have continued to favor the strong utilities with well-supported and consistent dividend-paying records. It so happened that some of the best-performing utility stocks during the period were the so-called turnaround stories, some of which had even sharply reduced or eliminated their dividends. We shall stick with our long-term strategy and emphasis on financial strength and business stability.

Q: What changes did you make to the Portfolio in the first half of the period?

A: Overall we added seven positions and liquidated nine. With the high oil prices and positive outlook for energy, we thought it reasonable to enlarge our exposure somewhat in that sector and added Occidental Petroleum. A specialist in coatings and other chemical products, Valspar shows good earnings potential as the economy improves. J. C. Penney has re-focused on its department stores after negotiating the sale of its sagging drugstore operation, and the results show it. Clorox, is benefiting from better management. Ameren and Equitable Resources were two additions in utilities, and U. S. Bancorp is a strong regional bank headquartered in Minneapolis. Little bespeaks quality and reliability better than a long dividend-paying record, and here is how our new holdings compare in that regard: Occidental Petroleum, payments every year since 1975; Valspar, each year since 1964; J.
   C. Penney, continuous payments starting in 1922; Clorox, without interruption since 1968; Ameren and Equitable Resources, since 1906 and 1950, respectively; and U. S. Bancorp, through its predecessor companies, an unbroken record going back all the way to the year of the Battle of Gettysburg, 1863.

   The list of names leaving the Portfolio in the period included Deere, Illinois Tool Works, Norfolk Southern, Tribune, Biomet, Bank of America, Merrill Lynch, Equity Office Properties, and Electronic Data Systems.

Q: What is your outlook on the stock market and the economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil prices provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the wonderful comparisons. And so it goes as well when it comes to discussion of international events and corporate-governance issues and much else: the glass is half empty, not half full, as the common expression goes. From our point of view, the market remains quite attractive, and especially the good companies with good records. Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. So our intention is to stay invested over the coming months, and to stay invested in the solid kinds of companies we always aim to own. Thank you for your support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)

   Shares                                                      Value
                  CONVERTIBLE PREFERRED STOCKS - 1.4%
                  Automobiles & Components - 1.4%
                  Automobile Manufacturers - 1.4%
    2,600         General Motors, 5.25%, 3/6/32         $     64,025
   55,600         Ford Capital Trust, 6.5%, 1/15/32        3,033,536
                                                        ------------
                                                        $  3,097,561
                                                        ------------
                  Total Automobiles & Components        $  3,097,561
                                                        ------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost $2,691,323)                     $  3,097,561
                                                        ------------
Principal
   Amount
                  CONVERTIBLE CORPORATE BOND - 0.0%
                  Retailing - 0.0%
                  Apparel Retail - 0.0%
 $200,000         Gap Inc., 5.75%, 3/15/09              $    311,000
                                                        ------------
                  Total Retailing                       $    311,000
                                                        ------------
                  TOTAL CONVERTIBLE CORPORATE BOND
                  (Cost $200,000)                       $    311,000
                                                        ------------
   Shares
                  COMMON STOCKS - 95.5%
                  Energy - 11.7%
                  Integrated Oil & Gas - 11.7%
   98,300         ChevronTexaco Corp.                   $  9,251,013
  114,865         ConocoPhillips                           8,763,051
  161,066         Exxon Mobil Corp.                        7,152,941
   35,000         Occidental Petroleum Corp.               1,694,350
                                                        ------------
                                                        $ 26,861,355
                                                        ------------
                  Total Energy                          $ 26,861,355
                                                        ------------
                  Materials - 5.2%
                  Commodity Chemicals - 1.7%
   50,300         Air Products & Chemicals, Inc.        $  2,638,235
   27,341         E.I. du Pont de Nemours and Co.          1,214,487
                                                        ------------
                                                        $  3,852,722
                                                        ------------
                  Construction Materials - 0.7%
   35,000         Vulcan Materials Co.                  $  1,664,250
                                                        ------------
                  Diversified Chemical - 0.7%
   25,300         PPG Industries, Inc.                  $  1,580,997
                                                        ------------
                  Paper Products - 0.8%
   62,400         Meadwestvaco Corp.                    $  1,833,936
                                                        ------------
                  Specialty Chemicals - 0.3%
   15,000         Valspar Corp.                         $    755,850
                                                        ------------
                  Steel - 1.0%
   24,700         Nucor Corp.                           $  1,895,972
   20,050         Roanoke Electric Steel Corp.               272,680
                                                        ------------
                                                        $  2,168,652
                                                        ------------
                  Total Materials                       $ 11,856,407
                                                        ------------

  Shares                                                Value
              Capital Goods - 8.6%
              Aerospace & Defense - 3.0%
  51,600      Boeing Co.                         $  2,636,244
  43,200      General Dynamics Corp.                4,289,760
                                                 ------------
                                                 $  6,926,004
                                                 ------------
              Electrical Components & Equipment - 1.6%
  59,000      Emerson Electric Co.               $  3,749,450
                                                 ------------
              Industrial Conglomerates - 2.7%
  58,100      Johnson Controls, Inc.             $  3,101,378
  32,700      United Technologies Corp.             2,991,396
                                                 ------------
                                                 $  6,092,774
                                                 ------------
              Industrial Machinery - 1.3%
  22,000      Gorman-Rupp Co.                    $    597,740
  92,200      The Timken Co.                        2,442,378
                                                 ------------
                                                 $  3,040,118
                                                 ------------
              Total Capital Goods                $ 19,808,346
                                                 ------------
              Transportation - 0.4%
              Railroads - 0.4%
  26,500      Burlington Northern, Inc.          $    929,355
                                                 ------------
              Total Transportation               $    929,355
                                                 ------------
              Automobiles & Components - 3.7%
              Automobile Manufacturers - 3.7%
 145,175      PACCAR, Inc.                       $  8,418,698
                                                 ------------
              Total Automobiles & Components     $  8,418,698
                                                 ------------
              Media - 3.2%
              Movies & Entertainment - 1.8%
 132,400      Cedar Fair, L.P. (a)               $  4,177,220
                                                 ------------
              Publishing - 1.4%
  40,500      McGraw-Hill Co., Inc.              $  3,101,085
                                                 ------------
              Total Media                        $  7,278,305
                                                 ------------
              Retailing - 2.3%
              Department Stores - 1.6%
  30,000      J.C. Penney Co., Inc.              $  1,132,800
  92,825      May Department Stores Co.             2,551,759
                                                 ------------
                                                 $  3,684,559
                                                 ------------
              General Merchandise Stores - 0.7%
  40,300      Sears, Roebuck and Co.             $  1,521,728
                                                 ------------
              Total Retailing                    $  5,206,287
                                                 ------------
              Food, Beverage & Tobacco - 5.4%
              Packaged Foods & Meats - 4.4%
 147,500      Campbell Soup Co.                  $  3,964,800
  47,300      General Mills, Inc.                   2,248,169
  73,700      H.J. Heinz Co., Inc.                  2,889,040
  46,900      Sara Lee Corp.                        1,078,231
                                                 ------------
                                                 $ 10,180,240
                                                 ------------


4  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

      Shares                                                    Value
                  Soft Drinks - 1.0%
      12,900      The Coca-Cola Co.                      $    651,192
      28,600      PepsiCo, Inc.                             1,540,968
                                                         ------------
                                                         $  2,192,160
                                                         ------------
                  Total Food, Beverage & Tobacco         $ 12,372,400
                                                         ------------
                  Household & Personal Products - 1.5%
                  Household Products - 1.5%
      20,000      Clorox Co.                             $  1,075,600
      39,200      Colgate-Palmolive Co.                     2,291,240
                                                         ------------
                                                         $  3,366,840
                                                         ------------
                  Total Household & Personal
                  Products                               $  3,366,840
                                                         ------------
                  Health Care Equipment & Services - 3.7%
                  Health Care Distributors - 2.8%
      88,900      Abbott Laboratories                    $  3,623,564
      50,600      Johnson & Johnson                         2,818,420
                                                         ------------
                                                         $  6,441,984
                                                         ------------
                  Health Care Equipment - 0.9%
      38,200      Becton, Dickinson & Co.                $  1,978,760
                                                         ------------
                  Total Health Care Equipment &
                  Services                               $  8,420,744
                                                         ------------
                  Pharmaceuticals & Biotechnology - 3.6%
                  Pharmaceuticals - 3.6%
      57,900      Eli Lilly & Co.                        $  4,047,789
      74,300      Merck & Co., Inc.                         3,529,250
      20,000      Pfizer, Inc.                                685,600
                                                         ------------
                                                         $  8,262,639
                                                         ------------
                  Total Pharmaceuticals &
                  Biotechnology                          $  8,262,639
                                                         ------------
                  Banks - 12.6%
                  Diversified Banks - 5.4%
     154,900      Charter One Financial, Inc.            $  6,845,031
      86,100      U.S. Bancorp                              2,372,916
      53,700      Wells Fargo & Co.                         3,073,251
                                                         ------------
                                                         $ 12,291,198
                                                         ------------
                  Regional Banks - 5.8%
      62,200      First Horizon National Corp.           $  2,828,234
      96,900      National City Corp.                       3,392,469
      79,600      SouthTrust Corp.                          3,089,276
      63,000      SunTrust Banks, Inc.                      4,094,370
                                                         ------------
                                                         $ 13,404,349
                                                         ------------
                  Thrifts & Mortgage Finance - 1.4%
      85,400      Washington Mutual, Inc.                $  3,299,856
                                                         ------------
                  Total Banks                            $ 28,995,403
                                                         ------------

      Shares                                                    Value
                  Diversified Financials - 3.5%
                  Asset Management & Custody Banks - 2.9%
      45,100      Eaton Vance Corp.                      $  1,723,271
      98,600      T. Rowe Price Associates, Inc.            4,969,440
                                                         ------------
                                                         $  6,692,711
                                                         ------------
                  Investment Banking & Brokerage - 0.6%
      43,100      A.G. Edwards, Inc.                     $  1,466,693
                                                         ------------
                  Total Diversified Financials           $  8,159,404
                                                         ------------
                  Insurance - 4.4%
                  Property & Casualty Insurance - 4.4%
      51,600      Chubb Corp.                            $  3,518,088
      86,800      Safeco Corp.                              3,819,200
      68,900      St. Paul Travelers Companies, Inc.        2,793,206
                                                         ------------
                                                         $ 10,130,494
                                                         ------------
                  Total Insurance                        $ 10,130,494
                                                         ------------
                  Real Estate - 1.1%
                  Real Estate Investment Trusts - 1.1%
      51,600      Simon DeBartolo Group, Inc.            $  2,653,272
                                                         ------------
                  Total Real Estate                      $  2,653,272
                                                         ------------
                  Software & Services - 0.8%
                  Application Software - 0.4%
      31,000      Microsoft Corp.                        $    885,360
                                                         ------------
                  Data Processing & Outsourced Services - 0.4%
      25,000      Automatic Data Processing, Inc.        $  1,047,000
                                                         ------------
                  Total Software & Services              $  1,932,360
                                                         ------------
                  Technology Hardware & Equipment - 1.6%
                  Computer Hardware - 1.6%
      44,300      Diebold, Inc.                          $  2,342,141
      40,000      Hewlett-Packard Co.                         844,000
       6,200      IBM Corp.*                                  546,530
                                                         ------------
                                                         $  3,732,671
                                                         ------------
                  Total Technology Hardware &
                  Equipment                              $  3,732,671
                                                         ------------
                  Telecommunication Services - 6.6%
                  Integrated Telecommunication Services - 6.6%
      41,800      Alltel Corp.                           $  2,115,916
     170,000      AT&T Corp.                                2,487,100
      98,500      BellSouth Corp.                           2,582,670
     169,800      SBC Communications, Inc.                  4,117,650
     110,000      Verizon Communications, Inc.              3,980,900
                                                         ------------
                                                         $ 15,284,236
                                                         ------------
                  Total Telecommunication Services       $ 15,284,236
                                                         ------------


   The accompanying notes are an integral part of these financial statements.  5

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                   Value
              Utilities - 15.6%
              Electric Utilities - 10.1%
  60,000      Ameren Corp.                          $  2,577,600
  55,800      American Electric Power Co., Inc.        1,785,600
  56,300      Consolidated Edison, Inc.                2,238,488
 153,500      Constellation Energy Group               5,817,650
  33,000      FPL Group, Inc.                          2,110,350
  94,900      Great Plains Energy, Inc.                2,818,530
  64,000      NSTAR                                    3,064,320
  98,700      Southern Co.                             2,877,105
                                                    ------------
                                                    $ 23,289,643
                                                    ------------
              Gas Utilities - 4.3%
 111,700      KeySpan Energy Corp. (a)              $  4,099,390
 110,300      Questar Corp.                            4,261,992
  61,100      Vectren Corp.                            1,532,999
                                                    ------------
                                                    $  9,894,381
                                                    ------------
              Multi-Utilities & Unregulated Power - 0.6%
  24,000      Equitable Resources, Inc.             $  1,241,040
                                                    ------------
              Water Utilities - 0.6%
  71,000      Aqua America, Inc.                    $  1,423,550
                                                    ------------
              Total Utilities                       $ 35,848,614
                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $178,138,936)                   $219,517,830
                                                    ------------

  Principal
     Amount                                               Value
                TEMPORARY CASH INVESTMENTS - 4.5%
                Repurchase Agreement - 2.9%
$ 6,700,000     UBS Warburg, Inc., 1.25%, dated 6/30/04,
                repurchase price of $6,700,000 plus
                accrued interest on 7/1/04
                collateralized by $6,540,000 U.S.
                Treasury Bill, 2.125%, 10/31/04    $  6,700,000
                                                   ------------
     Shares
                Security Lending Collateral - 1.6%
  3,514,541     Securities Lending Investment
                Fund, 1.29%                        $  3,514,541
                                                   ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $10,214,541)                 $ 10,214,541
                                                   ------------
                TOTAL INVESTMENT IN
                SECURITIES - 101.4%
                (Cost $191,244,800) (a)            $233,140,932
                                                   ------------
                OTHER ASSETS AND
                LIABILITIES - (1.4)%               $ (3,183,134)
                                                   ------------
                TOTAL NET ASSETS - 100.0%          $229,957,798
                                                   ============

*    Non-income producing security.
(a)  At June 30, 2004, the following securities were out on loan:

  Shares     Description             Market Value
  40,000     Cedar Fair, L.P.         $1,235,200
  60,393     KeySpan Energy Corp.      2,190,454
                                      ----------
             Total                    $3,425,654
                                      ==========


6  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months Ended        Year         Year
                                                                   6/30/04            Ended        Ended
Class I                                                          (unaudited)        12/31/03     12/31/02
Net asset value, beginning of period                              $  18.09          $  15.11     $  18.40
                                                                  --------          --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.22          $   0.41     $   0.42
 Net realized and unrealized gain (loss) on investments               0.49              2.96        (3.30)
                                                                  --------          --------     --------
  Net increase (decrease) from investment operations              $   0.71          $   3.37     $  (2.88)
Distributions to shareowners:
 Net investment income                                               (0.18)            (0.39)       (0.41)
 Net realized gain                                                      --                --           --
                                                                  --------          --------     --------
Net increase (decrease) in net asset value                        $   0.53          $   2.98     $  (3.29)
                                                                  --------          --------     --------
Net asset value, end of period                                    $  18.62          $  18.09     $  15.11
                                                                  ========          ========     ========
Total return*                                                         3.94%            22.61%      (15.82)%
Ratio of net expenses to average net assets+                          0.72%**           0.78%        0.80%
Ratio of net investment income (loss) to average net assets+          2.34%**           2.55%        2.48%
Portfolio turnover rate                                                 18%**             12%          12%
Net assets, end of period (in thousands)                          $158,805          $155,634     $133,258
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.72%**           0.78%        0.80%
 Net investment income (loss)                                         2.34%**           2.55%        2.48%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.72%**           0.78%        0.80%
 Net investment income (loss)                                         2.34%**           2.55%        2.48%

                                                                Year         Year         Year
                                                                Ended        Ended        Ended
Class I                                                       12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                          $  21.28     $  20.72     $  21.44
                                                              --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $   0.40     $   0.51     $   0.42
 Net realized and unrealized gain (loss) on investments          (1.86)        2.28        (0.15)
                                                              --------     --------     --------
  Net increase (decrease) from investment operations          $  (1.46)    $   2.79     $   0.27
Distributions to shareowners:
 Net investment income                                           (0.36)       (0.49)       (0.41)
 Net realized gain                                               (1.06)       (1.74)       (0.58)
                                                              --------     --------     --------
Net increase (decrease) in net asset value                    $  (2.88)    $   0.56     $  (0.72)
                                                              --------     --------     --------
Net asset value, end of period                                $  18.40     $  21.28     $  20.72
                                                              ========     ========     ========
Total return*                                                    (6.97)%      14.85%        1.21%
Ratio of net expenses to average net assets+                      0.75%        0.71%        0.70%
Ratio of net investment income (loss) to average net assets+      2.07%        2.40%        1.97%
Portfolio turnover rate                                             13%          13%          23%
Net assets, end of period (in thousands)                      $164,019     $181,920     $226,379
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.75%        0.71%        0.70%
 Net investment income (loss)                                     2.07%        2.40%        1.97%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.75%        0.71%        0.70%
 Net investment income (loss)                                     2.07%        2.40%        1.97%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)

                                                                                         Pioneer
                                                                                         Equity
                                                                                         Income
                                                                                      VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $3,425,654)
 (Cost $191,244,800)                                                                  $233,140,932
  Cash                                                                                     165,432
 Foreign currencies, at value                                                                   --
 Receivables --
  Investment securities sold                                                                    --
  Fund shares sold                                                                         107,679
  Dividends, interest and foreign taxes withheld                                           386,897
 Other                                                                                         272
                                                                                      ------------
    Total assets                                                                      $233,801,212
                                                                                      ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                     $         --
  Fund shares repurchased                                                                  129,721
  Dividends                                                                                     --
  Upon return for securities loaned                                                      3,514,541
  Forward foreign currency portfolio hedge contracts, open -- net                               --
 Due to bank                                                                                    --
 Due to affiliates                                                                         157,442
 Accrued expenses                                                                           41,710
 Other                                                                                          --
                                                                                      ------------
    Total liabilities                                                                 $  3,843,414
                                                                                      ------------
NET ASSETS:
 Paid-in capital                                                                      $202,494,815
 Accumulated net investment income (loss)                                                1,549,361
 Accumulated undistributed net realized gain (loss)                                    (15,982,510)
 Net unrealized gain (loss) on:
  Investments                                                                           41,896,132
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                            --
                                                                                      ------------
    Total net assets                                                                  $229,957,798
                                                                                      ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                          $158,805,031
 Shares outstanding                                                                      8,530,519
                                                                                      ------------
  Net asset value per share                                                           $      18.62
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                          $ 71,152,767
 Shares outstanding                                                                      3,801,847
                                                                                      ------------
  Net asset value per share                                                           $      18.72


8  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)

                                                            Pioneer
                                                         Equity Income
                                                         VCT Portfolio

                                                          Six Months
                                                             Ended
                                                            6/30/04
INVESTMENT INCOME:
 Dividends                                                $3,355,605
 Interest (net of foreign taxes withheld of $94)              44,410
 Income on securities loaned, net                              5,416
 Other                                                            --
                                                          ----------
  Total investment income                                 $3,405,431
                                                          ----------
EXPENSES:
 Management fees                                          $  723,317
 Transfer agent fees                                           1,488
 Distribution fees (Class II)                                 81,276
 Administrative fees                                          22,108
 Custodian fees                                               20,776
 Professional fees                                            24,135
 Printing                                                      6,146
 Fees and expenses of nonaffiliated trustees                   1,681
 Miscellaneous                                                 5,460
                                                          ----------
  Total expenses                                          $  886,387
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                         --
                                                          ----------
  Net expenses                                            $  886,387
                                                          ----------
    Net investment income (loss)                          $2,519,044
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                              $ (626,853)
 Futures contracts                                                --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies               --
                                                          ----------
                                                          $ (626,853)
                                                          ----------
 Change in net unrealized gain or loss from:
 Investments                                              $6,585,509
 Futures contracts                                                --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies               --
                                                          ----------
                                                          $6,585,509
                                                          ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                       $5,958,656
                                                          ==========
 Net increase (decrease) in net assets resulting
  from operations                                         $8,477,700
                                                          ==========


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)

                                                       Pioneer Equity
                                                    Income VCT Portfolio

                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $   2,519,044      $   4,413,641
Net realized gain (loss) on investments            (626,853)          (634,370)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    6,585,509         34,115,732
                                              -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations                 $   8,477,700      $  37,895,003
                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $  (1,543,147)     $  (3,313,897)
 Class II                                          (583,520)          (860,942)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                              -------------      -------------
  Total distributions to shareowners          $  (2,126,667)     $  (4,174,839)
                                              -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  23,048,590      $  52,433,019
Reinvestment of distributions                     2,126,667          4,174,840
Cost of shares repurchased                      (17,557,375)       (34,680,633)
                                              -------------      -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $   7,617,882      $  21,927,226
                                              -------------      -------------
 Net increase (decrease) in net assets        $  13,968,915      $  55,647,390
                                              -------------      -------------
NET ASSETS:
Beginning of period                           $ 215,988,883      $ 160,341,493
                                              -------------      -------------
End of period                                 $ 229,957,798      $ 215,988,883
                                              =============      =============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $   1,549,361      $   1,156,984
                                              =============      =============


10  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)

1. Organization and Significant Accounting Policies

The Pioneer Equity Income VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Equity Income Portfolio is to seek capital appreciation.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. As of June 30, 2004, there were no fair valued securities.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)

   basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, the portfolio had no open futures contracts.

C. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Equity Income VCT Portfolio had a capital loss carryforward of $15,355,657, of which will the following amounts expire between 2009 and 2011 if not utilized: $6,328,025 in 2009, $6,407,206 in
   2010, and $2,620,426 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

------------------------------------------------------------
                                              Pioneer
                                           Equity Income
                                           VCT Portfolio
                                               2003
------------------------------------------------------------
   Distributions paid from:
   Ordinary Income                         $  4,174,839
   Long-Term capital gain                            --
                                           ------------
                                           $  4,174,839
   Return of Capital                                 --
                                           ------------
   Total distributions                     $  4,174,839
                                           ============
   Distributable Earnings
     (Accumulated Losses):
   Undistributed ordinary income           $     82,058
   Undistributed long-term gain/
     (capital loss carryforward)            (15,355,657)
   Unrealized appreciation/(depreciation)    36,385,549
                                           ------------
     Total                                 $ 21,111,950
                                           ============
------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

D. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

E. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $141,022 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $16,162 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------
                                                                                       Net
                                                  Gross            Gross           Appreciation/
Portfolio                      Tax Cost        Appreciation     Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------
Equity Income Portfolio      $190,169,874      $47,191,020      $ (4,219,962)      $42,971,058
--------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $27,101,040 and $19,453,205, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

------------------------------------------------------------------------------------------------
Equity Income Portfolio           '04 Shares     '04 Amount       '03 Shares       '03 Amount
------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                        537,739    $   9,891,118       1,544,529     $  24,668,979
 Reinvestment of distributions       84,147        1,543,147         204,954         3,313,898
 Shares repurchased                (694,977)     (12,774,712)     (1,964,325)      (30,892,038)
                                 ---------------------------------------------------------------
  Net increase (decrease)           (73,091)   $  (1,340,447)       (214,842)    $  (2,909,161)
                                 ===============================================================
 CLASS II:
 Shares sold                        712,923    $  13,157,472       1,723,515     $  27,764,040
 Reinvestment of distributions       31,627          583,520          54,432           860,942
 Shares repurchased                (261,146)      (4,782,663)       (242,114)       (3,788,595)
                                 ---------------------------------------------------------------
  Net increase                      483,404    $   8,958,329       1,533,833     $  24,836,387
                                 ===============================================================
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16063-00-0804

                                                      [PIONEER INVESTMENTS LOGO]


                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Strategic Income VCT Portfolio -- Class II Shares





                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
-------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                          2
  Portfolio Management Discussion                           3
  Schedule of Investments                                   4
  Financial Statements                                     14
  Notes to Financial Statements                            18

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Corporate Bonds                     55.6%
U.S. Government Securities               21.4%
Foreign Government Bonds                 12.8%
Convertible Corporate Bonds               3.1%
Asset Backed Securities                   2.7%
Temporary Cash Investment                 1.9%
Municipal Bonds                           1.2%
Sovereign Issue                           0.8%
Supranational Bonds                       0.5%



Maturity Distribution
(As a percentage of total investment portfolio)


[TABULAR REPRESENTATION OF PIE CHART]


0-1 years                                 4.7%
1-3 years                                23.2%
3-4 years                                20.9%
4-6 years                                31.0%
6-8 years                                14.6%
8+ years                                  5.6%



Five Largest Holdings
(As a percentage of long-term holdings)

1.      Norwegian Government,
          6.75%, 1/15/07                   1.78%
2.      Government of France,
          3.0%, 7/25/09                    1.62
3.      Government National
          Mortgage Association II,
          6.0%, 11/20/33                   1.53
4.      Federal Home Loan Mortgage
          Corp., 6.0%, 6/1/17              1.45
5.      Swedish Government,
          5.5%, 10/8/12                    1.40

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $10.56            $11.01


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.3106       $  -              $0.1616

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[TABULAR REPRESENTATION OF LINE CHART]


                        Pioneer
                       Strategic                Lehman
                         Income             U.S. Universal
                      VCT Portfolio              Index+
                      -------------         ---------------
7/99                    $10,000                 $10,000
                        $10,060                 $10,136
6/00                    $10,488                 $11,234
                        $11,184                 $12,144
6/02                    $12,352                 $13,338
                        $15,073                 $14,117
6/04                    $15,152                 $14,140


+ Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

----------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------

Life-of-Class                                                    8.72%
(7/29/99)
1 Year                                                           6.32%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Domestic high-yield corporate bonds and mortgage-backed securities provided the best relative returns during the first six months of 2004, a period marked by rapid rises in interest rates as evidence of a strengthening economy became more pervasive. Higher-rated bonds tended to lose value as market interest rates rose. In international trading, the U.S. dollar strengthened, limiting the returns from foreign investment-grade bonds while the prices of emerging market debt declined after strong gains earlier. The following is an interview with Kenneth J. Taubes, who discusses the factors that influenced the Portfolio's performance during the six-month period. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Portfolio.

Q:  How did the Portfolio perform during the six months ended June 30, 2004?

A: The Portfolio performed reasonably well in a challenging environment. During the six-month period, the Portfolio's Class II shares had a total return of 0.19%, while the Lehman U.S. Universal Bond Index returned 0.17%. The 30-day Standardized SEC Yield for the Portfolio's Class II Shares on June 30, 2004, was 5.82%.

Q:  What were the factors that affected performance?

A: The Portfolio's ability to diversify across several different fixed-income classes worked to its advantage during a period in which rising interest rates tended to undermine the values of higher-quality domestic bonds and a strengthening dollar tended to hurt the values of investments in foreign-denominated securities. The Portfolio's positive performance and slight edge over the U.S. Universal Bond Index came despite exposure to two poorly performing areas that are not significantly represented in the index: foreign investment-grade securities and emerging markets.

    Throughout the six months, our emphasis on the domestic high-yield corporate bonds helped performance substantially, as this was the best-performing part of the bond market. High-yield bonds, as represented by the Merrill Lynch High Yield Master II Index, returned 1.36% during the period, while most higher quality domestic fixed-income classes had negative returns. In our domestic investment-grade positions, we also focused on the best-performing area, mortgage-backed securities, which benefited from the lessening of fears of prepayments and diminishing interest-rate volatility. We de-emphasized Treasuries, the area most vulnerable to rising interest rates, and the Treasury securities we did own tended to be inflation-protected securities that outperformed standard Treasuries. While emerging markets were down more than 6% during the six months, we focused our holdings on corporate issuers whose longer-term prospects remained good.

    Although we reduced its position, the Portfolio remained overweighted in non-dollar currencies during the period, and this held back performance as the U.S. dollar strengthened. In particular, our investments in the currencies of growth-oriented economies such as Australia and Canada did poorly, as these currencies weakened even more than the euro and other currencies tied to economies with less growth.

    At the end of the six months, 37% of assets were invested in high-yield corporates, the largest emphasis of any asset class. Mortgage-backed securities accounted for 21% of assets, while emerging market debt represented about 16% of Portfolio assets and international investment-grade bonds accounted for another 16%. Investment-grade corporate bonds represented just 9% of Portfolio assets, and the Treasury position at the end of the six months was less than 1%.

    Average credit quality on June 30 was BBB-.

Q:  What changes did you make in the Portfolio during the six months?

A: We continued our emphasis on domestic high-yield corporate bonds. We expect the economy to continue to expand, helping to strengthen the financial health of high-yield issuers, many of which are starting to enjoy greater pricing power over their products. Also, high-yield bonds can remain less sensitive to the negative price impacts of rising interest rates because of their yield advantage over higher quality securities.

    In spite of the strength of the U.S. dollar during the period, we thought the long-term trend of the dollar continued to be one of weakening versus other currencies. As a result, we maintained investments in growth-oriented countries such as Australia, Canada, Sweden and Norway.

Q: What types of individual investments had the greatest influence on performance?

A: Several high-yield holdings helped substantially. The bonds of Metro PCS, a wireless telecommunications provider in several metropolitan areas, including in Georgia and California, rose substantially in price on the news that the company intended to proceed with an initial public stock offering. Bonds issued by Corning, which restructured its business to focus on the production of the material used for flat-screen television, did very well, as did securities of several hotel companies, whose earnings increased as the economy improved and business travel improved. Among the better-performers in the Portfolio were bonds issued by the Hilton, Starwood and John Q. Hammond hotel chains.

    While emerging market debt tended to detract from performance, the bonds of Brazilian brewer AMBEV gained after the announcement of plans for its acquisition by the European firm Interbrew.

    Disappointments included the bonds of Primus Telecommunications, a multi-national telecommunications service provider based in the United States. While its earnings were positive, the bonds fell because of investor skepticism about the sector. The bonds of Brazilian steel company CSN also detracted from performance in the general decline in emerging markets, despite strong company fundamentals.

Q:  What is your outlook for the bond market?

A: With an outlook for continuing economic expansion, we expect that short-term interest rates are likely to rise further in the coming months. The Federal Reserve began to raise the Fed Funds Rate, the most influential short-term rate, on June 30. The Fed has signaled it plans to raise rates gradually, but to continue to be accommodative and encourage growth, a policy likely to keep interest rates low by historical standards. Market rates on longer-term bonds, which rose in the months leading up to the June 30 announcement, probably are priced appropriately for current conditions, but pressure should continue for the rates of shorter-term and intermediate-term bonds to rise.

    The financial health of domestic corporations should continue to improve. More companies report they have gained additional pricing power, which should help them strengthen their balance sheets. At the same time, the weaker dollar has improved the competitiveness of many industries in world markets.

    In our domestic portfolio, we expect to continue to focus on high-yield corporate bonds and mortgage-backed securities and position the Portfolio to mute the impact of rising interest rates of short- and intermediate-term securities with a relatively short duration.

    While foreign currencies fell during the most recent six months, we believe the U.S. dollar may weaken in the coming months, particularly if the Federal Reserve maintains its commitment to an accommodative monetary policy. We have emphasized the Australian and Canadian currencies and also hold investments in growth-oriented European economies, such as Sweden and Norway. After several years of avoiding the yen, we also have initiated a small position in the Japanese currency to benefit from expanding global growth.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)


 Principal
    Amount   S&P/Moody's
   USD ($)   Ratings                                                                                Value
                                CONVERTIBLE CORPORATE BONDS - 3.1%
                                Pharmaceuticals & Biotechnology - 0.8%
                                Biotechnology - 0.8%
    90,000   CCC/NR             Human Genome Sciences, 3.75%, 3/15/07                         $    84,375
   150,000   NR/NR              CV Therapeutics, 4.75%, 3/7/07                                    151,875
                                                                                              -----------
                                Total Pharmaceuticals & Biotechnology                         $   236,250
                                                                                              -----------
                                Technology Hardware & Equipment - 1.1%
                                Communications Equipment - 0.6%
   200,000   B-/B3              Nortel Networks, 4.25%, 9/1/08                                $   191,500
                                                                                              -----------
                                Electronic Manufacturing Services - 0.4%
   150,000   B+/Ba3             SCI Systems, Inc., 3.0%, 3/15/07                              $   140,250
                                                                                              -----------
                                Total Technology Hardware & Equipment                         $   331,750
                                                                                              -----------
                                Semiconductors - 1.2%
                                Semiconductor Equipment - 0.8%
   170,000   NR/NR              Brooks Automation, Inc., 4.75%, 6/1/08                        $   165,750
   100,000   NR/NR              Axcelis Technologies, 4.25%, 1/15/07                               99,125
                                                                                              -----------
                                                                                              $   264,875
                                                                                              -----------
                                Semiconductors - 0.4%
   130,000   CCC+/NR            Conexant Systems, Inc., 4.0%, 2/1/07                          $   124,475
                                                                                              -----------
                                Total Semiconductors                                          $   389,350
                                                                                              -----------
                                TOTAL CONVERTIBLE CORPORATE BONDS
                                (Cost $852,165)                                               $   957,350
                                                                                              -----------
                                ASSET BACKED SECURITIES - 2.7%
                                Diversified Financials - 1.3%
                                Consumer Finance - 0.1%
DKK 98,058   AA+/Aa1            Realkredit Danmark, 7.0%, 10/1/32                             $    17,475
                                                                                              -----------
                                Diversified Financial Services - 1.3%
   229,036   BBB-/Baa2          PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)      $   225,855
   172,022   BBB/Baa2           Power Receivables Finance, 6.29%, 1/1/12 (144A)                   175,165
                                                                                              -----------
                                                                                              $   401,020
                                                                                              -----------
                                Total Diversified Financials                                  $   418,495
                                                                                              -----------
                                Real Estate - 0.5%
                                Real Estate Investment Trusts - 0.5%
   160,000   BBB-/Baa3          Global Signal Trust, 5.395%, 1/15/34 (144A)                   $   153,739
                                                                                              -----------
                                Total Real Estate                                             $   153,739
                                                                                              -----------
                                Utilities - 0.8%
                                Electric Utilities - 0.8%
   247,500   BBB-/Baa3          Empresa Electric Guacolda, 8.625%, 4/30/13                    $   256,835
                                                                                              -----------
                                Total Utilities                                               $   256,835
                                                                                              -----------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $855,330)                                               $   829,069
                                                                                              -----------

4   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal
         Amount   S&P/Moody's
        USD ($)   Ratings                                                                              Value
                                    CORPORATE BONDS - 55.7%
                                    Miscellaneous - 0.5%
        150,000   B/B3              Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                  $   151,500
                                                                                                 -----------
                                    Total Miscellaneous                                          $   151,500
                                                                                                 -----------
                                    Energy - 5.1%
                                    Oil & Gas Drilling - 0.6%
ITL 275,000,000   BBB-/Baa2         Petroleos Mexicanos, 7.375%, 8/13/07                         $   186,963
                                                                                                 -----------
                                    Oil & Gas Equipment And Services - 0.3%
         76,000   B+/B3             Transmontaigne Inc., 9.125%, 6/1/10                          $    78,280
                                                                                                 -----------
                                    Oil & Gas Exploration & Production - 3.3%
         80,000   B/B2              Compton Petroleum Corp., 9.9%, 5/15/09                       $    87,400
        200,000   B-/B3             Baytex Energy, Ltd., 9.625%, 7/15/10                             209,500
        200,000   BB/Ba3            Cie Generale De Geophysique SA, 10.625%, 11/15/07                213,000
         55,000   B/B2              Comstock Resources, Inc., 6.875%, 3/1/12                          52,250
         50,000   B/B2              Paramount Resources, Ltd., 8.875%, 7/15/2014                      49,875
        300,000   BB-/Ba2           Gaz Capital SA, 8.625%, 4/28/34 (144A)                           290,625
        100,000   B/B3              Paramount Resources, Ltd., 7.875%, 11/1/10                        95,500
                                                                                                 -----------
                                                                                                 $   998,150
                                                                                                 -----------
                                    Oil & Gas Refining Marketing & Transportation - 0.9%
         75,000   B/B3              Tesoro Petroleum Corp., 9.625%, 11/1/08                      $    82,125
        200,000   BBB/Ba1           Magellan Midstream Partners, L.P., 6.45%, 6/1/14                 200,898
                                                                                                 -----------
                                                                                                 $   283,023
                                                                                                 -----------
                                    Total Energy                                                 $ 1,546,416
                                                                                                 -----------
                                    Materials - 11.2%
                                    Commodity Chemicals - 1.0%
        100,000   B+/B1             Arco Chemical Co., 9.8%, 2/1/20                              $    98,000
        105,000   BBB-/Ba1          Methanex Corp., 7.75%, 8/15/05                                   109,463
         25,000   B+/B1             Lyondell Petrochemical Co., 9.875%, 5/1/07                        26,125
         75,000   BB+/Ba2           Nova Chemicals Corp., 7.4%, 4/1/09                                78,375
                                                                                                 -----------
                                                                                                 $   311,963
                                                                                                 -----------
                                    Construction Materials - 1.9%
NOK   2,700,000   NR/NR             Kvaerner A.S., 0.0%, 10/30/11                                $   245,373
NOK      60,000   NR/NR             Kvaerner A.S., 0.0%, 10/30/11                                     37,800
        300,000   B/B2              Ship Finance International, Ltd., 8.5%, 12/15/13 (144A)          289,500
                                                                                                 -----------
                                                                                                 $   572,673
                                                                                                 -----------
                                    Diversified Chemical - 0.5%
EUR     130,000   CCC+/Caa1         Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                  $   156,937
                                                                                                 -----------
                                    Diversified Metals & Mining - 2.0%
        140,000   B-/B2             Freeport-McMoran Copper & Gold, 10.125%, 2/1/10              $   154,700
        250,000   B-/B2             Freeport-McMoran Copper & Gold, 6.875%, 2/1/09                   228,750
        150,000   NR/Ba2            Vale Overseas, Ltd., 8.25%, 1/17/34                              130,500
        100,000   BBB/Ba1           Kennametal, Inc., 7.2%, 6/15/12                                  105,762
                                                                                                 -----------
                                                                                                 $   619,712
                                                                                                 -----------
                                    Forest Products - 0.2%
         75,000   B+/B1             Ainsworth Lumber, 6.75%, 3/15/14 (144A)                      $    70,312
                                                                                                 -----------

  The accompanying notes are an integral part of these financial statements.  5

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal
      Amount   S&P/Moody's
     USD ($)   Ratings                                                                           Value
                                Metal & Glass Containers - 1.1%
     130,000   B+/B2            Greif Brothers Corp., 8.875%, 8/1/12                       $   139,912
EUR  150,000   B+/NR            Crown Holdings, 10.25%, 3/1/11                                 202,116
                                                                                           -----------
                                                                                           $   342,028
                                                                                           -----------
                                Paper Packaging - 0.2%
      10,000   B/B2             Stone Container Corp., 9.75%, 2/1/11                       $    11,000
      50,000   B/B2             Stone Container Corp., 8.375%, 7/1/12                           52,250
                                                                                           -----------
                                                                                           $    63,250
                                                                                           -----------
                                Paper Products - 0.3%
     100,000   BB/Ba2           Abitibi-Consolidated Inc., 6.0%, 6/20/13                   $    88,507
                                                                                           -----------
                                Specialty Chemicals - 2.0%
     135,000   B-/B3            United Industries Co., 9.875%, 4/1/09                      $   140,400
     170,000   B-/Caa2          OM Group, Inc., 9.25%, 12/15/11                                174,250
     100,000   BBB-/Baa3        Ferro Corp., 7.125%, 4/1/28                                    100,728
EUR   45,000   CCC+/Caa1        Rhodia SA, 9.25%, 6/1/11 (144A)                                 45,819
EUR  140,000   CCC+/B3          Rhodia SA, 8.0%, 6/1/10 (144A)                                 155,352
                                                                                           -----------
                                                                                           $   616,549
                                                                                           -----------
                                Steel - 2.0%
150,000        BB/Ba3           International Steel Group, 6.5%, 4/15/14 (144A)            $   140,625
200,000        B-/Caa1          Ispat Inland ULC, 9.75%, 4/1/14 (144A)                         206,000
325,000        B+/B1            CSN Islands VIII Corp., 9.75%, 12/16/13 (144A)                 290,875
                                                                                           -----------
                                                                                           $   637,500
                                                                                           -----------
                                Total Materials                                            $ 3,479,431
                                                                                           -----------
                                Capital Goods - 6.3%
                                Aerospace & Defense - 1.3%
200,000        BB-/Ba3          L-3 Communications Corp., 6.125%, 7/15/13                  $   193,000
100,000        B/B2             DRS Technologies, Inc., 6.875%, 11/1/13                         97,500
100,000        CCC+/Caa2        Hexcel Corp., 9.75%, 1/15/09                                   104,875
                                                                                           -----------
                                                                                           $   395,375
                                                                                           -----------
                                Building Products - 0.5%
 50,000        B-/B3            US Concrete, Inc., 8.375%, 4/1/14 (144A)                   $    49,875
 90,000        B+/B2            NCI Building Systems, Inc., 9.25%, 5/1/09                       94,500
                                                                                           -----------
                                                                                           $   144,375
                                                                                           -----------
                                Construction & Farm Machinery & Heavy Trucks - 0.7%
 75,000        BB+/Ba2          Cummins, Inc., 7.125%, 3/1/28                              $    71,250
140,000        B-/B3            American Rock Salt Co. LLC, 9.5%, 3/15/14 (144A)               143,500
                                                                                           -----------
                                                                                           $   214,750
                                                                                           -----------
                                Constuction & Engineering - 0.3%
100,000        B+/B2            North American Energy Partners, 8.75%, 12/1/11 (144A)      $    99,000
                                                                                           -----------
                                Electrical Component & Equipment - 0.2%
 50,000        BB-/Ba2          MSW Energy Holdings, 7.375%, 9/1/10 (144A)                 $    49,750
                                                                                           -----------
                                Heavy Electrical Equipment - 0.6%
199,780        NR/NR            Ormat Funding Corp., 8.25%, 12/30/20                       $   188,792
                                                                                           -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
     Amount     S&P/Moody's
    USD ($)     Ratings                                                                 Value
                               Industrial Machinery - 2.7%
    125,000     B/B2           The Manitowoc Co., Inc., 10.5%, 8/1/12 (144A)      $   143,125
    125,000     BB+/Ba3        SPX Corp., 7.5%, 1/1/13                                128,125
    175,000     B/B3           JLG Industries, Inc., 8.375%, 6/15/12 (a)              178,062
    250,000     B+/Ba2         Sun Sage BV, 8.25%, 3/26/09 (144A)                     241,875
    125,000     BBB-/Ba1       Timken Co., 5.75%, 2/15/10                             125,262
                                                                                  -----------
                                                                                  $   816,449
                                                                                  -----------
                               Total Capital Goods                                $ 1,908,491
                                                                                  -----------
                               Commercial Services & Supplies - 1.3%
                               Commercial Printing - 0.7%
    200,000     B/B1           Sheridan Group, 10.25%, 8/15/11 (144A)             $   210,500
                                                                                  -----------
                               Diversified Commercial Services - 0.4%
    115,000     B-/B3          Cornell Co's, Inc., 10.75%, 7/1/12 (144A)          $   116,150
                                                                                  -----------
                               Environmental Services - 0.2%
     75,000     B-/B3          IESI Corp., 10.25%, 6/15/12                        $    81,750
                                                                                  -----------
                               Total Commercial Services & Supplies               $   408,400
                                                                                  -----------
                               Transportation - 2.2%
                               Air Freight & Couriers - 0.5%
    130,000     BB-/B1         Petroleum Helicopters, 9.375%, 5/1/09              $   136,500
                                                                                  -----------
                               Airlines - 0.5%
     50,000     CCC/Caa2       AMR Corp., 9.0%, 9/15/16                           $    37,750
     85,000     CCC/Caa2       AMR Corp., 9.8%, 10/1/21                                61,200
     35,000     CCC/Caa2       AMR Corp., 9.0%, 8/1/12 (a)                             27,650
     50,000     B-/Caa1        Northwest Airlines, Inc., 9.875%, 3/15/07               39,500
                                                                                  -----------
                                                                                  $   166,100
                                                                                  -----------
                               Marine - 0.3%
    100,000     B-/B3          Horizon Lines LLC, 9.0%, 11/1/12 (144A)            $   100,000
                                                                                  -----------
                               Railroads - 0.4%
        120     B/B3           Atlantic Express Transport, 12.0%, 4/15/08         $   118,800
                                                                                  -----------
                               Transportation - 0.5%
    150,000     B/B2           TFM SA De CV, 11.75%, 6/15/09                      $   146,250
                                                                                  -----------
                               Total Transportation                               $   667,650
                                                                                  -----------
                               Automobiles & Components - 0.5%
                               Auto Parts & Equipment - 0.4%
    140,000     B/B2           Intermet Corp., 9.75%, 6/15/09                     $   126,000
                                                                                  -----------
                               Automobile Manufacturers - 0.1%
     35,000     BBB-/A3        Ford Motor Credit Co., 5.8%, 1/12/09               $    35,329
                                                                                  -----------
                               Total Automobiles & Components                     $   161,329
                                                                                  -----------
                               Hotels Restaurants & Leisure - 0.8%
                               Hotels, Resorts & Cruise Lines - 0.8%
    100,000     BB+/Ba1        Starwood Hotels & Resorts, 7.875%, 5/1/12          $   107,000
    125,000     B/B2           John Q Hamons Hotels, 8.875%, 5/15/12                  135,625
                                                                                  -----------
                               Total Hotels Restaurants & Leisure                 $   242,625
                                                                                  -----------

 The accompanying notes are an integral part of these financial statements.  7

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal
      Amount   S&P/Moody's
     USD ($)   Ratings                                                                        Value
                                Media - 1.6%
                                Broadcasting & Cable TV - 1.3%
EUR  100,000   B-/B3            Telenet Communication NV, 9.0%, 12/15/13 (144A)         $   121,330
     100,000   B/B3             Kabel Deutschland GMBH, 10.625%, 7/1/14 (144A)              102,750
     175,000   BB-/Ba3          Echostar DBS Corp., 6.375%, 10/1/11 (144A)                  172,375
                                                                                        -----------
                                                                                        $   396,455
                                                                                        -----------
                                Publishing - 0.3%
      80,000   BBB-/Baa3        News America Holdings, 8.5%, 2/23/25                    $    96,330
                                                                                        -----------
                                Total Media                                             $   492,785
                                                                                        -----------
                                Retailing - 1.3%
                                Department Stores - 0.5%
     150,000   BB+/Ba3          J.C. Penney, 7.125%, 11/15/23                           $   153,750
                                                                                        -----------
                                Specialty Stores - 0.8%
     100,000   BB/Ba2           Toys R Us, 7.375%, 10/15/18                             $    92,375
     145,000   B/B3             Asbury Automotive Group, 8.0%, 3/15/14                      138,475
                                                                                        -----------
                                                                                        $   230,850
                                                                                        -----------
                                Total Retailing                                         $   384,600
                                                                                        -----------
                                Food, Beverage & Tobacco - 1.1%
                                Brewers - 0.7%
     220,000   BBB-/Baa3        CIA Brasileira De Bebida, 8.75%, 9/15/13 (144A)         $   232,100
                                                                                        -----------
                                Soft Drinks - 0.3%
      80,000   BBB-/Baa3        CIA Brasileira de Bebida, 10.5%, 12/15/11               $    91,600
                                                                                        -----------
                                Total Food, Beverage & Tobacco                          $   323,700
                                                                                        -----------
                                Household & Personal Products - 0.4%
                                Household Products - 0.4%
     125,000   B-/B3            Solo Cup Co., 8.5%, 2/15/14 (144A)                      $   116,250
                                                                                        -----------
                                Total Household & Personal Products                     $   116,250
                                                                                        -----------
                                Health Care Equipment & Services - 1.8%
                                Health Care Distributors - 0.2%
      60,000   BB+/Ba2          Omnicare, Inc., 6.125%, 6/1/13                          $    57,300
                                                                                        -----------
                                Health Care Facilities - 1.2%
     165,000   B-/B3            Curative Health Services, 10.75%, 5/1/11 (144A)         $   158,400
     200,000   BBB-/Ba1         HCA, Inc., 6.3%, 10/1/12                                    200,103
                                                                                        -----------
                                                                                        $   358,503
                                                                                        -----------
                                Health Care Supplies - 0.4%
     125,000   B-/Caa1          Inverness Medical Innovation, 8.75%, 2/15/12            $   127,812
                                                                                        -----------
                                Total Health Care Equipment & Services                  $   543,615
                                                                                        -----------
                                Pharmaceuticals & Biotechnology - 0.3%
                                Pharmaceuticals - 0.3%
      80,000   B/B3             Alaris Medical, Inc., 7.25%, 7/1/11                     $    88,000
                                                                                        -----------
                                Total Pharmaceuticals & Biotechnology                   $    88,000
                                                                                        -----------
                                Banks - 0.1%
                                Diversified Banks - 0.1%
      15,000   BBB+/A1          Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)      $    16,394
                                                                                        -----------
                                Total Banks                                             $    16,394
                                                                                        -----------

8    The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
      Amount   S&P/Moody's
     USD ($)   Ratings                                                                                   Value
                                Diversified Financials - 5.6%
                                Investment Banking & Brokerage - 1.6%
EUR  200,000   B-/B3            BCP Caylux Holdings Lux SCA, 10.375%, 6/15/14 (144A)               $   257,903
     225,000   B+/B1            E*Trade Financial Corp., 8.0%, 6/15/11 (144A)                          223,875
                                                                                                   -----------
                                                                                                   $   481,778
                                                                                                   -----------
                                Diversified Financial Services - 2.2%
     157,000   CCC/Caa1         Alamosa Delaware, Inc., 0.0%, 7/31/09                              $   151,505
     210,000   B/B3             Dollar Financial Group, 9.75%, 11/15/11 (144A)                         219,450
     315,000   BBB/Baa3         Glencore Funding LLC, 6.0%, 4/15/14 (144A)                             292,175
                                                                                                   -----------
                                                                                                   $   663,130
                                                                                                   -----------
                                Specialized Finance - 1.8%
     100,000   B-/B3            UGS Corp., 10.0%, 6/1/12 (144A)                                    $   106,500
     200,000   B/B2             Inmarsat Finance Plc, 7.625%, 6/3/12 (144A)                            193,500
      80,000   BBB-/Baa3        GATX Financial Corp., 8.875%, 6/1/09                                    89,757
     145,000   BB-/B3           Consolidated Commercial Holdings, 9.75%, 4/1/12 (144A)                 147,175
                                                                                                   -----------
                                                                                                   $   536,932
                                                                                                   -----------
                                Total Diversified Financials                                       $ 1,681,840
                                                                                                   -----------
                                Insurance - 4.5%
                                Life & Health Insurance - 1.8%
     265,000   B+/B2            Presidential Life Corp., 7.875%, 2/15/09                           $   265,994
     300,000   BB+/Ba1          Provident Companies, Inc., 7.0%, 7/15/18 (a)                           285,692
                                                                                                   -----------
                                                                                                   $   551,686
                                                                                                   -----------
                                Multi-Line Insurance - 0.6%
     210,000   BB/Ba3           Allmerica Financial Corp., 7.625%, 10/15/25                        $   197,400
                                                                                                   -----------
                                Property & Casualty Insurance - 1.4%
     285,000   BBB-/NR          Kingsway America, Inc., 7.5%, 2/1/14                               $   280,098
     150,000   BB-/Baa3         Ohio Casualty Corp., 7.3%, 6/15/14                                     150,318
                                                                                                   -----------
                                                                                                   $   430,416
                                                                                                   -----------
                                Reinsurance - 0.7%
     200,000   BBB-/Baa3        Odyssey Re Holdings, 7.65%, 11/1/13                                $   214,993
                                                                                                   -----------
                                Total Insurance                                                    $ 1,394,495
                                                                                                   -----------
                                Real Estate - 2.3%
                                Real Estate Management & Development - 0.9%
     100,000   B+/Ba3           LNR Property Co., 7.25%, 10/15/13                                  $    97,500
     185,000   BB-/Ba3          Forest City Enterprises, 7.625%, 6/1/15                                185,925
                                                                                                   -----------
                                                                                                   $   283,425
                                                                                                   -----------
                                Real Estate Investment Trusts - 1.4%
     120,000   B+/B3            BF Saul Real Estate Investment Trust, 7.5%, 3/1/14                 $   118,800
     155,000   B+/B1            Crescent Real Estate, 9.25%, 4/15/09                                   161,975
     150,000   B-/B1            Meristar Hospitality Operations Finance Corp., 10.5%, 6/15/09          159,750
                                                                                                   -----------
                                                                                                   $   440,525
                                                                                                   -----------
                                Total Real Estate                                                  $   723,950
                                                                                                   -----------

 The accompanying notes are an integral part of these financial statements.  9

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Principal
       Amount   S&P/Moody's
      USD ($)   Ratings                                                                             Value
                                 Technology Hardware & Equipment - 2.0%
                                 Communications Equipment - 0.7%
     150,000    BB+/Ba2          Corning, Inc., 6.3%, 3/1/09                                   $   152,749
      50,000    BB+/Ba2          Corning, Inc., 5.9%, 3/15/14                                       46,750
                                                                                               -----------
                                                                                               $   199,499
                                                                                               -----------
                                 Electronic Manufacturing Services - 0.2%
      50,000    BB-/Ba2          Sanmina-SCI Corp., 10.375%, 1/15/10                           $    57,250
                                                                                               -----------
                                 Office Electronics - 0.4%
     120,000    B-/B3            Xerox Corp., 8.0%, 2/1/27                                     $   109,500
                                                                                               -----------
                                 Technology Distributors - 0.7%
     200,000    BBB-/Baa3        Arrow Electronic, Inc., 6.875%, 7/1/13                        $   208,912
                                                                                               -----------
                                 Total Technology Hardware & Equipment                         $   575,161
                                                                                               -----------
                                 Telecommunication Services - 5.9%
                                 Integrated Telecom Services - 2.4%
     125,000    B+/B2            GCI, Inc., 7.25%, 2/15/14                                     $   119,375
     125,000    CCC/B3           Primus Telecomm Group., 8.0%, 1/15/14 (144A)                      110,000
     150,000    B-/B3            TSI Telecommunication Services, 12.75%, 2/1/09                    161,250
     145,000    B+/B2            Innova S De R.L., 9.375%, 9/19/13                                 151,887
     200,000    NR/Baa3          Tele Norte Leste Participacoes SA, 8.0%, 12/18/13 (144A)          179,001
                                                                                               -----------
                                                                                               $   721,513
                                                                                               -----------
                                 Wireless Telecom Services - 3.5%
     150,000    CCC/Caa1         Alamosa Delaware, Inc., 8.5%, 1/31/12 (144A)                  $   147,000
     170,000    CCC+/B3          MetroPCS, Inc., 10.75%, 10/1/11 (144A)                            184,450
     275,000    CCC/Caa1         Ubiquitel Operating Co., 9.87%, 3/1/11 (144A)                     275,000
CAD  240,000    BB+/Ba3          Rogers Cantel, Inc., 10.5%, 6/1/06                                194,866
     150,000    CCC+/B3          Mobifon Holdings, 12.5%, 7/31/10 (144A)                           171,000
     115,000    B+/Ba3           Mobile Telesystems Finance, 8.375%, 10/14/10 (144A)               108,388
                                                                                               -----------
                                                                                               $ 1,080,704
                                                                                               -----------
                                 Total Telecommunication Services                              $ 1,802,217
                                                                                               -----------
                                 Utilities - 0.9%
                                 Electric Utilities - 0.6%
     189,200    BB-/Ba2          FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)               $   185,416
                                                                                               -----------
                                 Multi-Utilities & Unregulated Power - 0.3%
      30,000    B/B1             Reliant Resources, Inc., 9.25%, 7/15/10                       $    32,025
      60,000    B/B1             Reliant Resources, Inc., 9.5%, 7/15/13                             64,650
                                                                                               -----------
                                                                                               $    96,675
                                                                                               -----------
                                 Total Utilities                                               $   282,091
                                                                                               -----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $16,575,719)                                            $16,990,940
                                                                                               -----------

10   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal
         Amount   S&P/Moody's
        USD ($)   Ratings                                                                                       Value
                                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.4%
        395,358   AAA/Aaa        Federal Home Loan Mortgage Corp., 6.0%, 1/1/33 to 11/1/33                $   404,327
        350,035   AAA/Aaa        Federal Home Loan Mortgage Corp. (Gold), 5.0%, 6/1/34                        338,260
         91,229   AAA/Aaa        Federal Home Loan Mortgage Corp. (Gold), 6.0%, 11/1/33                        93,293
         86,744   AAA/Aaa        Federal Home Loan Bank, 5.5%, 10/1/16                                         88,915
        415,710   AAA/Aaa        Federal Home Loan Bank, 6.0%, 6/1/17                                         433,784
        250,000   AAA/Aaa        Federal National Mortgage Association, 6.0%, TBA                             255,156
        414,338   AAA/Aaa        Federal National Mortgage Association, 5.5%, 3/1/18 to 5/1/34                419,071
        767,760   AAA/Aaa        Federal National Mortgage Association, 6.0%, 7/1/17 to 1/1/34                788,211
AUD     300,000   AAA/Aaa        Federal National Mortgage Association, 6.375%, 8/15/07                       212,738
         28,419   AAA/Aaa        Federal National Mortgage Association, 6.5%, 7/1/31 to 2/1/32                 29,638
          2,293   AAA/Aaa        Federal National Mortgage Association, 7.0%, 9/1/29                            2,428
            462   AAA/Aaa        Federal National Mortgage Association, 7.5%, 6/1/30                              496
        198,714   AAA/Aaa        Government National Mortgage Association, 5.5%, 4/20/34                      198,549
      1,588,679   AAA/Aaa        Government National Mortgage Association, 6.0%, 6/15/17 to 10/15/33        1,638,648
        628,729   AAA/Aaa        Government National Mortgage Association, 6.5% 3/15/29 to 1/15/34            657,893
         10,160   AAA/Aaa        Government National Mortgage Association, 7.0%, 3/15/31                       10,800
         33,092   AAA/Aaa        Government National Mortgage Association, 7.5% 5/15/23                        35,339
        445,636   AAA/Aaa        Government National Mortgage Association II, 6.0%, 11/20/33                  456,882
        196,808   AAA/Aaa        Government National Mortgage Association II, 5.5%, 3/20/34                   196,644
         75,000   AAA/Aaa        U.S. Treasury Bond, 5.25%, 2/15/29                                            73,535
        190,000   AAA/Aaa        U.S. Treasury Notes 5.375%, 2/15/31                                          191,625
                                                                                                          -----------
                                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                 (Cost $6,520,373)                                                        $ 6,526,232
                                                                                                          -----------
                                 FOREIGN GOVERNMENT BONDS - 12.8%
ITL 410,000,000   B+/B2          Banco Nac De Desen Econo , 8.0% 4/28/10                                  $   229,962
CAD      27,000   AAA/Aaa        Canadian Government, 4.25%, 9/1/08                                            20,345
CAD     315,000   AAA/Aaa        Canadian Government, 5.25%, 6/1/12                                           243,276
CAD     200,000   AAA/Aaa        Candian Government, 5.75%, 9/1/06                                            157,301
        100,000   B+/B2          Federal Republic of Brazil, 11.0%,1/11/12                                    100,600
AUD     150,000   AAA/Aaa        Government of Australia, 4.0%, 8/20/15                                       145,242
EUR     343,000   AAA/Aaa        Government of France, 3.0%, 7/25/09                                          486,153
SEK       5,000   TSY/Aaa        Swedish Government, 5.25%, 3/15/11                                               698
NOK   3,410,000   TSY/Aaa        Norwegian Government, 6.75%, 1/15/07                                         534,409
AUD     332,000   AA/Aa2         Ontario Province, 5.5%, 4/23/13                                              219,785
AUD     207,000   NR/Aaa         Queensland Treasury, 6.0%, 8/14/13                                           144,105
        253,509   BB+/Ba2        Republic of Columbia, 9.75%, 4/9/11                                          280,127
        185,000   BB-/Ba3        Republic of Peru, 8.375%, 5/3/16                                             172,050
EUR     125,000   BBB/Baa2       Republic of South Africa, 5.25%, 5/16/13                                     148,233
        145,000   BB+/Baa3       Russia Regs., 5.0%, 3/31/30                                                  132,385
SEK   2,955,000   TSY/Aaa        Swedish Government, 5.5%, 10/08/12                                           418,061
SEK   2,150,000   TSY/Aaa        Swedish Government, 8.0%, 8/15/07                                            322,873
AUD      25,000   AA+/Aa1        Swedish Export Credit, 4.1%, 2/13/06                                          16,994
DEM     180,000   BBB-/Baa3      United Mexican States, 8.25%, 2/24/09                                        127,161
                                                                                                          -----------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $3,492,603)                                                        $ 3,899,760
                                                                                                          -----------

 The accompanying notes are an integral part of these financial statements.  11

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

   Principal
      Amount   S&P/Moody's
     USD ($)   Ratings                                                                      Value
                              SOVEREIGN ISSUES - 0.7%
      75,000   CC/B3          Dominican Republic, 9.04%, 1/23/13 (144A)               $    47,250
      75,000   BB-/Ba3        Republic of Peru, 9.125%, 2/21/12                            76,875
     100,000   BB-/Ba3        Republic of Peru, 9.875%, 2/6/15                            104,500
                                                                                      -----------
                              TOTAL SOVEREIGN ISSUES
                              (Cost $267,376)                                         $   228,625
                                                                                      -----------
                              SUPERNATIONAL BONDS - 0.5%
                              Insurance - 0.5%
NZD  258,000   AAA/Aaa        International Finance Corp., 6.75%, 7/15/09             $   164,996
                                                                                      -----------
                              TOTAL SUPERNATIONAL BONDS
                              (Cost $113,817)                                         $   164,996
                                                                                      -----------
                              MUNICIPAL BONDS - 1.2%
      90,000   BBB/Baa3       Golden State Tobacco Securitization, 6.75%, 6/1/39      $    80,862
     100,000   NR/NR          Wayne Charter County SPL, 6.75%, 12/1/15                     85,344
     175,000   B/Caa2         New Jersey Economic Development Authority
                              Special Facility Revenue, 7.0%, 11/15/30                    135,630
      60,000   BBB/Baa3       Tobacco Settlement Financing Corp., 7.0%, 6/1/41             55,553
                                                                                      -----------
                              TOTAL MUNICIPAL BONDS
                              (Cost $346,230)                                         $   357,389
                                                                                      -----------

      Shares
                              TEMPORARY CASH INVESTMENT - 1.9%
                              Securities Lending Collateral - 1.8%
     578,396                  Securities Lending Investment Fund, 1.29%               $   578,395
                                                                                      -----------
                              TOTAL TEMPORARY CASH INVESTMENT
                              (Cost $578,396)                                         $   578,395
                                                                                      -----------
                              TOTAL INVESTMENT IN SECURITIES - 97.8%
                              (Cost $29,602,009) (a)                                  $30,532,756
                                                                                      -----------
                              OTHER ASSETS AND LIABILITIES - 2.2%                     $   696,710
                                                                                      -----------
                              TOTAL NET ASSETS - 100.0%                               $31,229,467
                                                                                      ===========


12   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

N/R    Not rated by either S&P or Moddy's
TSY    Treasury Security
*      Non-income producing security.
TBA TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $7,731,379 or 24.7% of total net assets.
Note: The Porfolio's investments in mortgage-backed securites of the Government Mortgage Association (GNMA) and the Federal National Mortgage Association
       (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
Note:  Principal amounts are denominated in US dollars unless otherwise denoted.
AUD    Australian dollar
DKK    Danish kroner.
EURO   Euro dollar.
NZD    New Zealand dollar.
DEM    Deutsche Marks.
CAD    Canadian Dollar.
ITL    Italian Lira.
(a)    At June 30, 2004, the following securities were out on loan:


         Shares     Description                                    Market Value
         33,250     AMR Corp., 9.0%, 8/1/12                         $   27,174
        166,250     JLG Industries Inc., 8.375%, 6/15/12               169,740
         95,000     Lucent Technologies, Inc., 5.5%, 11/15/08*          90,190
        285,000     Provident Companies Inc., 7.0%, 7/15/18            278,708
                                                                    ----------
               Total                                                $  565,812*
                                                                    ==========

        *Security sold as of June 30, 2004, but not returned from loan.

 The accompanying notes are an integral part of these financial statements.  13

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              Six Months
                                                                                                 Ended            5/1/03
                                                                                                6/30/04             to
Class II                                                                                      (unaudited)      12/31/03 (a)
Net asset value, beginning of period                                                            $ 11.01           $10.41
                                                                                                -------           ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                   $  0.25           $ 0.41
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         (0.23)            0.62
                                                                                                -------           ------
    Net increase from investment operations                                                     $  0.02           $ 1.03
Distributions to shareowners:
 Net investment income                                                                            (0.31)           (0.43)
 Net realized gain                                                                                (0.16)               -
                                                                                                -------           ------
 Net increase (decrease) in net asset value                                                     $ (0.45)          $ 0.60
                                                                                                --------          ------
 Net asset value, end of period                                                                 $ 10.56           $11.01
                                                                                                =======           ======
Total return*                                                                                      0.19%           10.90%
Ratio of net expenses to average net assets+                                                       1.42%**          1.49%**
Ratio of net investment income (loss) to average net assets+                                       5.60%**          5.08%**
Portfolio turnover rate                                                                              51%**            68%
Net assets, end of period (in thousands)                                                        $11,833           $3,663
Ratios with no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                                                     1.42%**          1.49%**
  Net investment income (loss)                                                                     5.60%**          5.08%**

(a) Class II shares were first publicly offered on May 1, 2003.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

14   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                    Pioneer
                                                                                   Strategic
                                                                                    Income
                                                                                 VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $565,812)
  (Cost $29,602,009)                                                              $30,532,756
 Cash                                                                               1,103,312
 Foreign currencies, at value (cost $452,063)                                         452,882
 Receivables --
  Investment securities sold                                                           99,189
  Fund shares sold                                                                     63,956
  Dividends, interest and foreign taxes withheld                                      518,040
 Other                                                                                    395
                                                                                  -----------
    Total assets                                                                  $32,770,530
                                                                                  -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                 $   732,931
  Fund shares repurchased                                                             182,840
  Dividends                                                                             2,901
  Upon return for securities loaned                                                   578,396
  Forward foreign currency portfolio hedge contracts, open -- net                       5,662
 Due to bank                                                                               --
 Due to affiliates                                                                     22,297
 Accrued expenses                                                                      16,036
 Other                                                                                     --
                                                                                  -----------
    Total liabilities                                                             $ 1,541,063
                                                                                  -----------
NET ASSETS:
 Paid-in capital                                                                  $29,754,738
 Accumulated net investment income (loss)                                             136,607
 Accumulated undistributed net realized gain (loss)                                   412,206
 Net unrealized gain (loss) on:
  Investments                                                                         930,747
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                   (4,831)
                                                                                  -----------
    Total net assets                                                              $31,229,467
                                                                                  -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                      $19,396,101
 Shares outstanding                                                                 1,836,427
                                                                                  -----------
                                                                                  $     10.56
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                      $11,833,366
 Shares outstanding                                                                 1,120,547
                                                                                  -----------
  Net asset value per share                                                       $     10.56


 The accompanying notes are an integral part of these financial statements.  15

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 Pioneer
                                                            Strategic Income
                                                              VCT Portfolio

                                                                Six Months
                                                                   Ended
                                                                  6/30/04
INVESTMENT INCOME:
 Dividends                                                      $        --
 Interest                                                           940,961
 Income on securities loaned, net                                     1,048
 Other                                                                   --
                                                                -----------
  Total investment income                                       $   942,009
                                                                -----------
EXPENSES:
 Management fees                                                $    87,824
 Transfer agent fees                                                  1,383
 Distribution fees (Class II)                                         9,221
 Administrative fees                                                  9,250
 Custodian fees                                                      11,172
 Professional fees                                                   34,553
 Printing                                                             4,607
 Fees and expenses of nonaffiliated trustees                             --
 Miscellaneous                                                        1,010
                                                                -----------
  Total expenses                                                $   159,020
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                --
                                                                -----------
  Net expenses                                                  $   159,020
                                                                -----------
    Net investment income (loss)                                $   782,989
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                  $   416,409
   Futures contracts                                                     --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                (3,412)
                                                                -----------
                                                                $   412,997
                                                                -----------
 Change in net unrealized gain or loss from:
   Investments                                                  $(1,181,610)
   Futures contracts                                                     --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                12,963
                                                                -----------
                                                                $(1,168,647)
                                                                -----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                             $  (755,650)
                                                                ===========
 Net increase (decrease) in net assets resulting
  from operations                                               $    27,339
                                                                ===========


16   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     Pioneer Strategic
                                                    Income VCT Portfolio

                                                Six Months
                                                  Ended              Year
                                                 6/30/04             Ended
                                               (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $   782,989       $ 1,068,721
Net realized gain (loss) on investments           412,997           713,901
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                 (1,168,647)        1,695,515
                                              -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                 $    27,339       $ 3,478,137
                                              -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $  (586,082)      $(1,087,224)
 Class II                                        (212,869)          (52,386)
Net realized gain
 Class I                                         (294,735)               --
 Class II                                        (171,204)               --
Tax return of capital
 Class I                                               --                --
 Class II                                              --                --
                                              -----------       -----------
  Total distributions to shareowners          $(1,264,890)      $(1,139,610)
                                              -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $11,917,524       $11,160,025
Reinvestment of distributions                   1,239,783         1,105,582
Cost of shares repurchased                     (3,666,138)       (6,320,659)
                                              -----------       -----------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $ 9,491,169       $ 5,944,948
                                              -----------       -----------
 Net increase (decrease) in net assets        $ 8,253,618       $ 8,283,475
                                              -----------       -----------
NET ASSETS:
Beginning of period                           $22,975,849       $14,692,374
                                              -----------       -----------
End of period                                 $31,229,467       $22,975,849
                                              ===========       ===========
Accumulated/(distributions in excess of)
 net investment income (loss)                 $   136,607       $   152,569
                                              ===========       ===========

 The accompanying notes are an integral part of these financial statements.  17

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Strategic Income VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
     (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)(Class II shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
     Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
     Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
     Growth Portfolio) (Class II shares only)

The portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Strategic Income Portfolio is to produce a high level of current income.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. As of June 30, 2004, there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2004, no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

                                                       Pioneer
                                                      Strategic
                                                       Income
                                                    VCT Portfolio
                                                        2003
                                                   --------------
    Distributions paid from:
    Ordinary Income                                   $1,139,610
    Long-Term capital gain                                    --
                                                      ----------
                                                       1,139,610
    Return of Capital                                         --
                                                      ----------
      Total distributions                             $1,139,610
                                                      ==========
    Distributable Earnings
      (Accumulated Losses):
    Undistributed ordinary income                     $  380,350
    Undistributed long-term gain/
      (Capital loss carryforward)                        212,557
    Unrealized appreciation (depreciation)             2,119,373
                                                      ----------
      Total                                           $2,712,280
                                                      ==========

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $19,621 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $2,418 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                         Net
                                                      Gross            Gross        Appreciation/
                                   Tax Cost       Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------------------------------
Strategic Income Portfolio       $29,602,495       $1,359,738        $(427,477)        $930,261


6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $14,699,615 and 6,400,106, respectively. The cost of purchases and the proceeds from sales of U.S. Government obligations were $192,761 and $398,065, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Strategic Income Portfolio         '04 Shares     '04 Amount    '03 Shares     '03 Amount
-------------------------------------------------------------------------------------------
  CLASS I:
  Shares sold                        276,859     $ 3,041,159      712,653     $ 7,385,764
  Reinvestment of distributions       79,451         855,733      100,561       1,053,192
  Shares repurchased                (273,985)     (2,992,605)    (579,108)     (6,045,569)
                                    --------     -----------     --------     -----------
    Net increase                      82,325     $   904,287      234,106     $ 2,393,387
                                    ========     ===========     ========     ===========
  CLASS II:
  Shares sold                        813,612     $ 8,876,365      353,538     $ 3,774,292
  Reinvestment of distributions       35,881         384,050        4,862          52,365
  Shares repurchased                 (61,738)       (673,533)     (25,608)       (275,096)
                                    --------     -----------     --------     -----------
    Net increase                     787,755     $ 8,586,882      332,792     $ 3,551,561
                                    ========     ===========     ========     ===========

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

During the six months ended June 30, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of June 30, 2004, the Portfolio had no outstanding settlement hedges.


Outstanding forward portfolio hedge contracts were as follows:

                                                                                                    Net
                                                                                                 Unrealized
                                 Contracts to       In Exchange    Settlement                       Gain
Portfolio                           Deliver             For           Date           Value         (Loss)
-----------------------------------------------------------------------------------------------------------
Strategic Income Portfolio     EURO (970,000)       $(1,176,610)     7/21/04      $(1,182,307)    $ 5,697
Strategic Income Portfolio     EURO (118,399)       $  (143,014)      7/2/04      $  (144,459)    $ 1,445
Strategic Income Portfolio     NOK (500,000)        $    72,171       7/6/04      $    72,192     $   (21)
Strategic Income Portfolio     NOK  (1,000,000)     $   143,014       7/2/04      $   144,473     $(1,459)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[PIONEER INVESTMENTS LOGO]


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer


Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                               16075-00-0804

                                                      [PIONEER INVESTMENTS LOGO]


                                                PIONEER VARIABLE CONTRACTS TRUST
                         Pioneer America Income VCT Portfolio -- Class II Shares





                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------

Pioneer America Income VCT Portfolio
  Portfolio and Performance Update              2
  Portfolio Management Discussion               3
  Schedule of Investments                       4
  Financial Statements                          6
  Notes to Financial Statements                10

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Government & Agency Obligations          90.7%
Temporary Cash Investment                      6.9%
Collateralized Mortgage Obligations            1.8%
U.S. Corporate Bonds                           0.6%


Maturity Distribution
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

0-1 years                            3.8%
1-3 years                           42.4%
3-4 years                           26.4%
4-6 years                           18.3%
6-8 years                            0.5%
8+ years                             8.6%


Five Largest Holdings
(As a percentage of equity holdings)

1.     U.S. Treasury Notes, 6.5%,
         2/15/10                             13.05%
2.     U.S. Treasury Notes,
         6.25%, 8/15/23                       5.05
3.     Federal Home Loan Mortgage
         Corp., 6.0%, 3/1/33                  3.47
4.     U.S. Treasury Notes,
         6.375%, 8/15/27                      2.57
5.     Federal Home Loan Mortgage
         Corp., 6.0%, 5/1/34                  2.52

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $10.04            $10.37


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.3209       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer America Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index and of Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[TABULAR REPRESENTATION OF LINE CHART]

             Pioneer             Lehman              Lehman
          America Income       Government           Fixed Rate
          VCT Portfolio        Bond Index+       Mortgage Index+
          --------------       -----------       ---------------
3/95          $10,000            $10,000             $10,000
              $10,555            $11,302             $11,098
6/96          $10,665            $11,615             $11,693
              $11,536            $12,727             $12,802
6/98          $12,445            $13,981             $13,694
              $12,092            $13,667             $13,947
6/00          $13,480            $15,477             $15,505
              $14,317            $16,598             $16,779
6/02          $15,755            $18,506             $18,246
              $16,340            $18,943             $18,802
6/04          $16,327            $18,920             $18,948

+ Index comparisons begin 2/28/95. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

-------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------

Life-of-Class                                                       5.38%
(3/1/95)
5 Years                                                             6.17%
1 Year                                                             -0.26%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In an improving economy, uncertainty about rising interest rates dominated market sentiment. As a result, the yields on fixed-income securities declined and then rose, as investors tried to determine when the Federal Reserve would raise interest rates and by how much. In this volatile environment, Pioneer America Income VCT Portfolio delivered a relatively high level of income to shareholders. In the following interview, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Portfolio over the past six months.

Q: How did the Portfolio perform during the six-month period ended June 30, 2004?

A: For the six-month period ended June 30, 2004, Class II shares of Pioneer
   America Income VCT Portfolio produced a total return of -0.08% at net asset value. The Portfolio outperformed the Lehman Brothers Government Bond Index, which returned -0.13% for the same period. It underperformed the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 0.77%. At the end of the period, the 30-day SEC yield for Class A shares was 2.94%.

Q: What was the investment environment like during the period?

A: For the first three months of 2004, concerns about geopolitical issues and the "jobless" economic recovery kept interest rates at 45-year lows. When we moved into the second calendar quarter of 2004, however, the employment picture changed dramatically. Several hundred thousand jobs were added to the economy in April and May, leading to concerns about the pace of Federal Reserve tightening, accelerating inflation and higher interest rates. In this environment, market rates rose, causing the yield curve to flatten. (The yield curve shows the relationship between bond yields and maturity lengths.) Normally, the yield curve is positively sloped with yields on long-term bonds exceeding those on short-term bonds. The yield curve flattens when yields on short-term bonds rise more than those on long-term bonds. This was the case during the period. As interest rates rose, bond yields went up and prices declined.

Q: What investment strategies contributed to performance?

A: About 65% of net assets were diversified in mortgage-backed securities issued by Government Sponsored Enterprises, such as the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). (Ginnie Mae securities are backed by the full faith and credit of the government. A full faith and credit backing applies to underlying Portfolio securities not to Portfolio shares.) Because mortgages outperformed Treasury securities, the Portfolio's overweight in the sector relative to the benchmark was the biggest aid to total return. In the volatile interest-rate environment, we were concerned about the prepayment risk that is associated with mortgage-backed securities. When interest rates decline, homeowners often "prepay" their existing mortgages and refinance their homes at a lower rate. Significant prepayment activity can result in declining yields and share prices in portfolios with investments in mortgages. To mitigate this risk, we selected mortgages with lower weighted average coupon rates that we believe are less likely to be prepaid.

Q: What investment strategies detracted from performance?

A: A little more than 31% of the Portfolio was invested in Treasury and agency securities with predominently short- and intermediate-term maturities. As yields on securities in these maturity ranges moved higher, their prices declined. As a result, the Portfolio's exposure to bonds in the middle of the yield curve held back results.

Q: What is your outlook over the next several months?

A: We believe the economy is on a sustained path for improvement and are concerned that the seeds for higher inflation are being planted. The Federal Reserve raised interest rates by 0.25% on June 30 and is likely to continue doing so at a measured pace over the next two years. As interest rates move higher, we will consider using a barbell strategy in managing the Treasury portion of the Portfolio. This means we may sell some of our intermediate-term holdings and add securities in the one-to-two-year range and in the 20 plus-year range. With this approach, the Portfolio should benefit from the higher yields that long-term bonds provide and from the relative price stability of short-term securities. We will also seek mortgage-backed securities that are selling at a discount and that can provide the Portfolio with relatively high yields as well as the potential for price appreciation.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

  Principal
     Amount                                                                                  Value
              CORPORATE BONDS - 0.6%
              Miscellaneous - 0.6%
 $  250,000   Private Export Funding, 3.375%, 2/15/09                                   $  242,131
                                                                                        ----------
              TOTAL CORPORATE BONDS
              (Cost $240,945)                                                           $  242,131
                                                                                        ----------
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 93.1%
    550,000   Federal Farm Credit Bank, 6.5%, 9/29/06                                   $  589,480
    100,000   Federal Farm Credit Bank, 5.88%, 9/8/08                                      107,242
    400,000   Federal Farm Credit Bank, 4.9%, 3/17/14                                      375,846
    200,000   Federal Farm Credit Bank, Medium Term Note, 6.38%, 11/27/06                  214,430
    400,000   Federal Home Loan Mortgage Corp., 4.53%, 10/30/06                            411,843
    850,000   Federal Home Loan Mortgage Corp., 5.875%, 11/15/07                           909,101
    300,000   Federal Home Loan Mortgage Corp., 5.89%, 6/30/08                             322,359
  3,921,848   Federal Home Loan Mortgage Corp., 6.0%, 10/1/32 to 5/1/34                  4,011,435
    901,212   Federal Home Loan Mortgage Corp., 6.5%, 1/1/29 to 7/1/32                     940,477
    140,000   Federal Home Loan Mortgage Corp., 6.7%, 1/5/07                               151,495
    185,833   Federal Home Loan Mortgage Corp., 7.0%, 4/1/30 to 4/1/32                     196,977
     73,070   Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                78,699
  2,419,765   Federal National Mortgage Association, 5.5%, 3/1/18 to 3/1/34              2,436,771
  2,289,692   Federal National Mortgage Association, 6.0%, 12/1/11 to 6/1/33             2,349,031
    500,000   Federal National Mortgage Association, 6.5%, TBA 30 Year                     520,469
  1,720,919   Federal National Mortgage Association, 6.5%, 7/1/21 to 9/1/32              1,794,641
    467,446   Federal National Mortgage Association, 7.0%, 9/1/18 to 1/1/32                495,003
     35,476   Federal National Mortgage Association, 7.5%, 2/1/31                           38,031
     81,061   Federal National Mortgage Association, 9.0%, 4/1/33                           90,116
    500,000   Government National Mortgage Association, 4.5%, TBA 30 Year                  469,375
    723,092   Government National Mortgage Association, 4.5%, 8/15/33 to 6/15/34           680,471
    374,405   Government National Mortgage Association, 5.0%, 7/15/17                      379,866
  1,305,089   Government National Mortgage Association, 5.5%, 4/15/31 to 7/1/33          1,306,546
  3,966,710   Government National Mortgage Association, 6.0%, 5/15/17 to 9/15/33         4,079,080
  3,312,786   Government National Mortgage Association, 6.5%, 4/15/17 to 1/15/34         3,470,454
    940,004   Government National Mortgage Association, 7.0%, 1/15/26 to 4/15/33           999,827
    172,281   Government National Mortgage Association, 7.5%, 10/15/22 to 1/15/32          185,983
    148,618   Government National Mortgage Association I, 6.0%, 11/15/30                   152,523
    275,243   Government National Mortgage Association I, 6.5%, 5/15/29 to 5/15/31         288,099
    125,788   Government National Mortgage Association I, 7.0%, 11/15/30 to 12/15/30       133,783
     35,837   Government National Mortgage Association I, 7.5%, 1/15/31                     38,624
    416,154   Government National Mortgage Association II, 5.0%, 12/20/18                  418,994
    488,390   Government National Mortgage Association II, 5.5%, 12/20/34                  487,983
    607,748   Government National Mortgage Association II, 6.0%, 12/20/18 to 6/20/34       624,636
    200,086   Government National Mortgage Association II, 6.5%, 8/20/28 to 9/20/31        209,062
    255,695   Government National Mortgage Association II, 7.0%, 5/20/26 to 1/20/31        271,797
     13,284   Government National Mortgage Association II, 7.5%, 8/20/27                    14,326
      4,640   Government National Mortgage Association II, 8.0%, 8/20/25                     5,091
     12,000   Tennessee Valley Authority, 6.75%, 6/1/28                                    282,000
    400,000   U.S. Treasury Bonds, 7.25%, 5/15/16                                          483,578
    925,000   U.S. Treasury Bonds, 6.375%, 8/15/27                                       1,044,058
  4,700,000   U.S. Treasury Notes, 6.5%, 2/15/10                                         5,295,946

4   The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)


  Principal
     Amount                                                                                      Value
              U.S. Government and Agency Obligations - (Con't)
 $  200,000   U.S. Treasury Notes, 4.75%, 5/15/14                                         $   202,086
  1,850,000   U.S. Treasury Notes, 6.25%, 8/15/23                                           2,048,587
                                                                                          -----------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $39,224,189)                                                          $39,606,221
                                                                                          -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
              Government - 1.7%
    250,000   Freddie Mac 3.2%, 5/21/08                                                   $   244,210
    300,000   Freddie Mac 5.25%, 11/15/12                                                     294,354
    191,180   Freddie Mac 5.0%, 1/15/16                                                       195,031
                                                                                          -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS - 1.72%
              (Cost $749,943)                                                             $   733,595
                                                                                          -----------
              TEMPORARY CASH INVESTMENT - 7.0%
              Repurchase Agreement - 7.0%
  3,000,000   UBS Warburg 1.25% dated 6/30/04, repurchase price of $3.000,000 plus accrued interest on 7/1/04, collateralized by $2,911,000
              U.S. Treasury Note, 5.75%, 11/15/05                                         $ 3,000,000
                                                                                          -----------
              TOTAL TEMPORARY CASH INVESTMENT - 7.0%
              (Cost $3,000,000)                                                           $ 3,000,000
                                                                                          -----------
              TOTAL INVESTMENTS IN SECURITIES - 102.4%
              (Cost $43,215,077)                                                          $43,581,947
                                                                                          -----------
              OTHER ASSETS AND LIABILITIES - (2.4%)                                       $(1,028,597)
                                                                                          -----------
              TOTAL NET ASSETS - 100.0%                                                   $42,553,350
                                                                                          ===========

(d) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.


 The accompanying notes are an integral part of these financial statements.   5

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                 Ended          5/1/03(a)
                                                                                                6/30/04            to
Class II (a)                                                                                  (unaudited)       12/31/03
Net asset value, beginning of period                                                             $10.37          $10.57
                                                                                                 ------          ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                    $ 0.22          $ 0.21
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         (0.23)          (0.15)
                                                                                                 ------          ------
  Net increase (decrease) from investment operations                                             $(0.01)          $0.06
Distributions to shareowners:
 Net investment income                                                                            (0.32)          (0.26)
 Net realized gain                                                                                   --              --
                                                                                                 ------          ------
 Net increase (decrease) in net asset value                                                      $(0.33)         $(0.20)
                                                                                                 ------          ------
 Net asset value, end of period                                                                  $10.04          $10.37
                                                                                                 ------          ------
Total return*                                                                                     (0.08)%          2.60%
Ratio of net expenses to average net assets+                                                       1.08%**         1.01%**
Ratio of net investment income (loss) to average net assets+                                       4.12%**         2.42%**
Portfolio turnover rate                                                                              28%**           34%
Net assets, end of period (in thousands)                                                         $7,118          $2,637
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                      1.08%* *        1.01%**
 Net investment income (loss)                                                                      4.12%* *        2.42%**

(a) Class II shares were first publicly offered on May 1, 2003.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.

6   The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                         Pioneer
                                                                         America
                                                                         Income
                                                                      VCT Portfolio
ASSETS:
 Investment in securities, at value
   (Cost $43,215,077)                                                 $43,581,947
 Cash                                                                      31,752
 Foreign currencies, at value                                                  --
 Receivables --
   Investment securities sold                                                  --
   Fund shares sold                                                        58,936
   Dividends, interest and foreign taxes withheld                         357,466
 Other                                                                        418
                                                                      -----------
     Total assets                                                     $44,030,519
                                                                      -----------
LIABILITIES:
 Payables --
   Investment securities purchased                                    $ 1,424,051
   Fund shares repurchased                                                     45
   Dividends                                                                   --
   Upon return for securities loaned                                           --
   Forward foreign currency portfolio hedge contracts, open -- net             --
 Due to bank                                                                   --
 Due to affiliates                                                         24,632
 Accrued expenses                                                          28,441
 Other                                                                         --
                                                                      -----------
     Total liabilities                                                $ 1,477,169
                                                                      -----------
NET ASSETS:
 Paid-in capital                                                      $43,324,529
 Accumulated net investment income (loss)                                (239,082)
 Accumulated undistributed net realized gain (loss)                      (898,967)
 Net unrealized gain (loss) on:
   Investments                                                            366,870
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                          --
                                                                      -----------
     Total net assets                                                 $42,553,350
                                                                      -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                         $35,435,314
 Shares outstanding                                                     3,533,687
                                                                      -----------
   Net asset value per share                                          $     10.03
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                         $ 7,118,036
 Shares outstanding                                                       708,630
                                                                      -----------
   Net asset value per share                                          $     10.04


 The accompanying notes are an integral part of these financial statements.   7

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 Pioneer
                                                                 America
                                                                  Income
                                                              VCT Portfolio

                                                                Six Months
                                                                   Ended
                                                                  6/30/04
INVESTMENT INCOME:
 Dividends                                                      $       --
 Interest                                                        1,130,558
 Income on securities loaned, net                                       --
 Other                                                                  --
                                                                ----------
   Total investment income                                      $1,130,558
                                                                ----------
EXPENSES:
 Management fees                                                $  118,586
 Transfer agent fees                                                 1,383
 Distribution fees (Class II)                                        5,992
 Administrative fees                                                 9,250
 Custodian fees                                                     10,276
 Professional fees                                                  26,051
 Printing                                                            3,519
 Fees and expenses of nonaffiliated trustees                            --
 Miscellaneous                                                         573
                                                                ----------
   Total expenses                                               $  175,630
   Less management fees waived and expenses assumed
    by Pioneer Investment Management, Inc.                              --
                                                                ----------
   Net expenses                                                 $  175,630
                                                                ----------
     Net investment income (loss)                               $  954,928
                                                                ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                    $  (18,903)
 Futures contracts                                                      --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                     --
                                                                ----------
                                                                $  (18,903)
                                                                ----------
 Change in net unrealized gain or loss from:
  Investments                                                   $ (878,602)
  Futures contracts                                                     --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                    --
                                                                ----------
                                                                $ (878,602)
                                                                ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                             $ (897,505)
                                                                ==========
 Net increase (decrease) in net assets resulting
  from operations                                               $   57,423
                                                                ==========


8   The accompanying notes are an integral part of these financial statements.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       Pioneer America
                                                     Income VCT Portfolio

                                                Six Months
                                                   Ended               Year
                                                  6/30/04             Ended
                                                (unaudited)          12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $    954,928       $  2,011,935
Net realized gain (loss) on investments             (18,903)           193,917
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                     (878,602)        (1,192,887)
                                               ------------       ------------
  Net increase (decrease) in net assets
    resulting from operations                  $     57,423       $  1,012,965
                                               ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $ (1,275,683)      $ (2,321,232)
 Class II                                          (149,828)           (26,127)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                               ------------       ------------
  Total distributions to shareowners           $ (1,425,511)      $ (2,347,359)
                                               ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $  6,288,054       $ 10,875,454
Reinvestment of distributions                     1,425,494          2,347,346
Cost of shares repurchased                      (10,954,747)       (34,276,542)
                                               ------------       ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $ (3,241,200)      $(21,053,742)
                                               ------------       ------------
 Net increase (decrease) in net assets         $ (4,609,288)      $(22,388,136)
                                               ------------       ------------
NET ASSETS:
Beginning of period                            $ 47,162,638       $ 69,550,779
                                               ------------       ------------
End of period                                  $ 42,553,350       $ 47,162,643
                                               ============       ============
Accumulated/(distributions in excess of)
 net investment income (loss)                  $   (239,082)      $    231,501
                                               ============       ============


 The accompanying notes are an integral part of these financial statements.   9

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer America Income VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
     (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio)(Class II shares only)
   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
     Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
     Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
     Growth Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of America Income Portfolio is to produce a high level of current income as consistent with preservation of capital.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. As of June 30, 2004 there were no fair valued securities.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, America Income Trust Portfolio had a net capital loss carryforward of $817,947, of which the following amounts will expire between 2008 and 2011 if not utilized: $382,424 in 2008 and $435,523 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                                        Pioneer
                                                        America
                                                        Income
                                                     VCT Portfolio
                                                         2003
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary Income                                    $2,347,359
   Long-Term capital gain                                     --
                                                      ----------
                                                      $2,347,359
   Return of Capital                                          --
                                                      ----------
     Total distributions                              $2,347,359
                                                      ==========
   Distributable Earnings
     (Accumulated Losses):
   Undistributed ordinary income                      $  422,952
   Undistributed long-term gain/
    (Capital loss carryforward)                         (817,957)
   Unrealized appreciation (depreciation)              1,046,300
                                                      ----------
     Total                                            $  651,305
                                                      ==========

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.55% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $22,840 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,534 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                       Net
                                                    Gross            Gross        Appreciation/
                                 Tax Cost       Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------------------------------
 America Income Portfolio      $43,414,254        $391,118         $(223,425)        $167,693
                               ===========        ========         =========         ========

Pioneer America Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of U.S. Government obligations for the six months ended June 30, 2004, were $5,943,558 and 10,883,367, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


America Income Portfolio            '04 Shares      '04 Amount       '03 Shares       '03 Amount
--------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                           168,394      $  1,696,627         711,258     $  8,118,733
 Reinvestment of distributions         124,770         1,275,682         221,712        2,321,232
 Shares repurchased                 (1,059,762)      (10,858,369)     (3,202,256)     (34,132,706)
                                    --------------------------------------------------------------
  Net increase                        (766,598)     $ (7,886,060)     (2,269,286)    $(23,692,741)
                                    ==============================================================
 CLASS II:
 Shares sold                           449,092      $  4,591,427         265,643     $  2,756,721
 Reinvestment of distributions          14,695           149,812           2,521           26,114
 Shares repurchased                     (9,382)          (96,378)        (13,939)        (143,836)
                                    --------------------------------------------------------------
  Net increase                         454,405      $  4,644,861         254,225     $  2,638,999
                                    ==============================================================

[PIONEER INVESTMENTS LOGO]


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer


Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16073-00-0804

                                                      [PIONEER INVESTMENTS LOGO]


                                                PIONEER VARIABLE CONTRACTS TRUST
                       Pioneer Emerging Markets VCT Portfolio -- Class II Shares





                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
----------------------------------------------

Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update          2
  Portfolio Management Discussion           3
  Schedule of Investments                   4
  Financial Statements                     10
  Notes to Financial Statements            14

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

International Common Stocks                         62.1%
Depositary Receipts for International Stocks        25.7%
U.S. Common Stocks                                   5.5%
Temporary Cash Investment                            4.1%
International Preferred Stocks                       2.6%


Geographical Distribution
(As a percentage of equity holdings)


[TABULAR REPRESENTATION OF PIE CHART]

South Korea                                  22.6%
Taiwan                                        9.7%
Brazil                                        9.4%
South Africa                                  7.1%
Mexico                                        6.8%
India                                         6.3%
Russia                                        4.6%
Thailand                                      4.1%
Malaysia                                      4.0%
Turkey                                        3.7%
Chile                                         3.2%
Indonesia                                     2.2%
Hungary                                       2.0%
Israel                                        1.9%
Singapore                                     1.9%
Poland                                        1.9%
Peru                                          1.5%
People's Republic of China                    1.4%
Philippines                                   1.4%
United Kingdom                                1.0%
Egypt                                         1.0%
Other (individually less than 1%)             2.3%


Five Largest Holdings
(As a percentage of equity holdings)

1.    Samsung Electronics Co.           4.09%
2.    Telefonos de Mexico SA            3.11
3.    Petrobras Brasileiro SA
        (A.D.R.)                        2.53
4.    Anglo American Plc                2.25
5.    Alumax, Inc.                      2.09

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $ 16.27           $ 17.26


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.1286      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[TABULAR REPRESENTATION OF LINE CHART]

                    Pioneer                  MSCI
               Emerging Markets        Emerging Markets
                 VCT Portfolio*            Free Index
               ----------------        ----------------
10/98               $10,000                 $10,000
                    $10,486                 $10,675
                    $18,695                 $17,766
6/00                $12,317                 $12,330
                    $11,410                 $12,037
6/02                $11,247                 $11,315
                    $17,756                 $17,682
6/04                $16,862                 $17,540


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 679 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)


---------------------------------------------------------------------
Net Asset Value
---------------------------------------------------------------------

Life-of-Class                                                  9.65%
(10/30/98)
5 Years                                                        3.65%
1 Year                                                        30.06%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------
For the six months ended June 30, 2004, Pioneer Emerging Markets VCT
Portfolio's Class II shares delivered a total return at net asset value of -5.03%. Over the same time period, the MSCI Emerging Markets Free Index had a total return of -0.78%.

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets VCT Portfolio, addresses the factors affecting the Portfolio's performance and the outlook for the emerging markets.

Q: What factors influenced the performance of emerging markets in the six months ended June 30, 2004?

A: A combination of accelerating economic growth, attractive stock valuations, positive economic reforms, strong commodity prices and low interest rates led to strong returns in emerging markets from March 2003 to early April 2004. However, beginning in mid-April 2004, emerging markets experienced declines due to a number of factors. First, interest rates started to climb higher as investors anticipated a U.S. Federal Reserve change in monetary policy. Investors sought safe-haven investments while withdrawing funds from emerging markets and other higher-risk asset classes. Second, the Chinese government's efforts to slow its overheating economy led to declines in Chinese stocks and stocks throughout Asia. Third, rising oil and energy prices were perceived to pose a threat to global growth while increasing the risk of inflation.

   Over the last six months, the total return for the Portfolio was below that of the benchmark MSCI Emerging Markets Free Index. One area that contributed to the Portfolio's underperformance was a sell-off of Brazil's stock market due to the country's reliance on external debt and concerns for higher rates. We remain positive on Brazil's outlook, however, and we believe investors do not adequately recognize the improvements that have been made in the economy in recent years. Brazil now has both a large fiscal surplus and a current account surplus; domestic real interest rates are the lowest in more than a decade; and there is substantial pent-up domestic demand that should drive an acceleration of economic growth.

Q: What is your investment strategy?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects and proven management ability that sell at a discount to our estimation of fair value. We look for companies that are well positioned in countries and industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q: Where are you finding attractive opportunities in emerging markets?

A: As for countries, we currently favor Brazil, Thailand and Turkey. In all three markets we see very attractive stock valuations and improved economic prospects. Recent volatility has provided an opportunity, in our opinion, to add to positions at attractive prices. The Portfolio long maintained an overweight in India, but we recently reduced that position to slightly above the index weight following the recent elections. In a surprising outcome, Sonia Gandhi and the Congress party coalition soundly defeated the incumbent National Democratic Alliance (NDA) party, which had been credited with the progress seen in the Indian economy over the last few years. Investors became concerned that the new administration may not have the same emphasis on economic reforms necessary for future growth. We are more cautious on our outlook for India until we see the policies of the new administration.

   As for sectors, we like the energy and consumer staples sectors. Energy stocks are enjoying increasing profitability due to tight supply and strong demand, and we expect this to continue in the medium term. Consumer spending is picking up in many countries, and we expect the attractively valued stocks in the consumer staples sector to benefit from this trend. We are less optimistic on the technology sector, where we do not believe stronger demand can be sustained. Technology profit margins continue to be under pressure, and a weaker dollar may further erode profit margins of emerging markets firms that export most of their production to the United States.

Q: What is your outlook?

A: In our last annual report, we wrote that we were optimistic on the prospects for emerging markets over the next several years although we did expect some correction in the coming year. Emerging markets have been correcting over the last two months, and we expect this volatility may continue in the near term. However, the basis for our longer term optimism remains in place. Stock valuations in emerging markets are less expensive than in developed markets, while economic growth rates of developing countries are higher than those of developed markets. In addition, many companies in emerging markets are gaining global market share by delivering quality products and services at very competitive prices. The main risk to these investments relates to the potential for global growth to falter. On the other hand, if growth is too strong, inflation may accelerate, leading to higher interest rates and lower stock valuations. We believe that the markets are already beginning to price in these risks, and an opportunity is developing to acquire stocks with strong long-term prospects at attractive prices.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                              Value
               PREFERRED STOCKS - 2.6%
               Materials - 0.3%
               Diversified Metals & Mining - 0.3%
    259,000    Caemi Mineracao E Metalurgia SA*                    $    99,034
                                                                   -----------
               Total Materials                                     $    99,034
                                                                   -----------
               Capital Goods - 0.1%
               Industrial Conglomerates - 0.1%
      1,855    GS Holdings Corp.*                                  $    16,639
      3,445    LG Corp.                                                 30,901
                                                                   -----------
                                                                   $    47,540
                                                                   -----------
               Total Capital Goods                                 $    47,540
                                                                   -----------
               Banks - 0.7%
               Diversified Banks - 0.7%
  2,541,700    Banco Itau Holding Financeira                       $   235,144
                                                                   -----------
               Total Banks                                         $   235,144
                                                                   -----------
               Telecommunication Services - 1.5%
               Integrated Telecommunication Services - 0.7%
     14,401    Tele Norte Leste Participacoes (A.D.R.)             $   183,325
                                                                   -----------
               Wireless Telecommunication Services - 0.8%
     10,900    Telesp Celular Participacoes (A.D.R.)*              $    85,894
      5,800    Telemig Celular Participacoes (A.D.R.)                  171,100
                                                                   -----------
                                                                   $   256,994
                                                                   -----------
               Total Telecommunication Services                    $   440,319
                                                                   -----------
               TOTAL PREFERRED STOCKS
               (Cost $663,334)                                     $   822,037
                                                                   -----------
               COMMON STOCKS - 92.5%
               Energy - 10.3%
               Integrated Oil & Gas - 6.2%
    225,000    CNOOC, Ltd.                                         $    95,517
      5,480    Lukoil Holding (A.D.R.)                                 574,030
     30,900    Petrobras Brasileiro SA (A.D.R.)                        778,680
     13,500    Surgutneftegaz (A.D.R.) (b)*                            442,125
 15,644,450    Tupras-Turkiye Petrol Rafinerileri AS                   102,718
                                                                   -----------
                                                                   $ 1,993,070
                                                                   -----------
               Oil & Gas Equipment And Services - 0.4%
      3,000    Samchully Co., Ltd.                                 $   143,240
                                                                   -----------
               Oil & Gas Exploration & Production - 2.0%
    183,600    China Petroleum & Chemical                          $    67,671
      6,100    Mol Magyar Olaj                                         243,471
    179,000    Panva Gas Holdings, Ltd.*                                77,535
     67,000    PTT Public Co., Ltd.                                    252,428
                                                                   -----------
                                                                   $   641,105
                                                                   -----------

     Shares                                                              Value
               Oil & Gas Refining Marketing &
               Transportation - 1.7%
    983,500    Petron Corp.                                        $    53,590
      7,400    Polski Koncern Nafto (G.D.R.)                           116,980
      7,500    S-OIL Corp.*                                            313,146
      2,120    TelecomAsia Corp. Public Co., Ltd.                       69,430
                                                                   -----------
                                                                   $   553,146
                                                                   -----------
               Total Energy                                        $ 3,330,561
                                                                   -----------
               Materials - 14.7%
               Aluminum - 0.1%
     12,000    Catcher Technology Co., Ltd.                        $    38,556
                                                                   -----------
               Commodity Chemicals - 1.5%
      3,869    Daelim Industrial Co.                               $   121,643
     11,300    Reliance Industries, Ltd. (144A)*                       226,848
 12,010,000    Ultrapar Participacoes SA                               128,312
                                                                   -----------
                                                                   $   476,803
                                                                   -----------
               Construction Materials - 1.1%
      5,150    Asia Cement Co., Ltd.                               $   115,063
 29,013,250    Akcansa Cimento AS                                       58,636
     40,422    Lafarge Malayan Cement*                                   8,679
     14,400    Siam City Cement Co., Ltd.                               74,686
     12,000    Siam Cement Co., Ltd.                                    71,872
      2,932    Suez Cement Co. (G.D.R.)*                                24,042
                                                                   -----------
                                                                   $   352,978
                                                                   -----------
               Diversified Chemicals - 0.7%
        200    Israel Chemicals, Ltd.                              $       386
      2,600    LG Chemicals, Ltd.                                       88,515
    258,360    Sinopac Holdings Co.                                    135,772
                                                                   -----------
                                                                   $   224,673
                                                                   -----------
               Diversified Metals & Mining - 3.0%
     11,400    Anglo American Plc                                  $   238,032
      4,900    Antofagasta Plc                                          83,845
      3,800    Companhia Vale do Rio Doce (A.D.R.)                     148,580
      3,900    Industrias Penoles SA                                    13,936
     17,200    KGHM Polska Miedz SA*                                   131,684
      4,100    Norilsk Nickel                                          226,013
    127,000    Yanzhou Coal Mining (Class H)                           139,864
                                                                   -----------
                                                                   $   981,954
                                                                   -----------
               Gold - 0.4%
     25,500    IAMGOLD Corp. (b)                                   $   142,290
                                                                   -----------
               Paper Products - 0.2%
      2,370    Aracruz Cellulose SA (A.D.R.)*                      $    77,404
                                                                   -----------

4   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



     Shares                                                              Value
               Precious Metals & Minerals - 4.5%
     33,200    Anglo American Plc                                  $   694,786
      1,750    Anglogold, Ltd.                                          55,955
      8,600    Anglogold, Ltd. (A.D.R.)(b)                             276,576
     20,400    Compania de Minas Buenaventura SA                       450,840
                                                                   -----------
                                                                   $ 1,478,157
                                                                   -----------
               Specialty Chemicals - 0.9%
     85,501    Formosa Plastic Corp.*                              $   121,327
    135,055    Nan Ya Plastics Corp.                                   178,645
                                                                   -----------
                                                                   $   299,972
                                                                   -----------
               Steel - 2.1%
    231,106    China Steel Corp., Ltd.                             $   219,413
      7,700    Pohang Iron & Steel Co., Ltd. (A.D.R.)*                 258,027
     16,800    Remgro, Ltd.                                            205,595
                                                                   -----------
                                                                   $   683,035
                                                                   -----------
               Total Materials                                     $ 4,755,822
                                                                   -----------
               Capital Goods - 4.1%
               Building Products - 0.8%
     12,500    Daewoo Heavy Industries & Machinery, Ltd.           $   151,670
      2,530    Hanil Cement Co., Ltd.                                   97,062
                                                                   -----------
                                                                   $   248,732
                                                                   -----------
               Construction, Farm Machinery &
               Heavy Trucks - 0.2%
     17,700    Punjab Tractors, Ltd.*                              $    78,632
                                                                   -----------
               Construction & Engineering - 1.2%
    240,000    CTCI Corp.                                          $   119,451
  2,386,626    Enka Insaat VE Sanayi AS                                 49,004
      7,900    Kyeryong Construction Industrial Co., Ltd.               72,767
      9,600    LG Construction, Ltd.                                   158,825
                                                                   -----------
                                                                   $   400,047
                                                                   -----------
               Electrical Components & Equipment - 0.6%
     14,900    Bharat Heavy Electricals (Demat Shares)             $   162,829
      7,512    Crompton Greaves, Ltd.*                                  21,267
                                                                   -----------
                                                                   $   184,096
                                                                   -----------
               Industrial Conglomerates - 0.4%
      3,675    GS Holdings Corp.*                                  $    54,673
      6,825    LG Corp.                                                101,535
                                                                   -----------
                                                                   $   156,208
                                                                   -----------
               Metal Fabricators - 0.3%
      5,470    Korea Zinc Co.                                      $    90,913
                                                                   -----------
               Industrial Machinery - 0.6%
    187,000    Yungtay Engineering Co., Ltd.                       $    99,949
     12,200    Daewoo Heavy Industries &
               Machinery, Ltd.*                                         82,391
                                                                   -----------
                                                                   $   182,340
                                                                   -----------
               Total Capital Goods                                 $ 1,340,968
                                                                   -----------

     Shares                                                              Value
               Commercial Services & Supplies - 0.5%
               Diversified Commercial Services - 0.5%
     17,656    Bidvest Group, Ltd.                                 $   150,339
                                                                   -----------
               Total Commercial Services &
               Supplies                                            $   150,339
                                                                   -----------
               Transportation - 1.3%
               Air Freight & Couriers - 0.2%
    153,400    Singapore Post, Ltd.                                $    78,675
                                                                   -----------
               Airlines - 0.3%
      6,600    Korean Air*                                         $    86,183
                                                                   -----------
               Marine - 0.6%
     11,880    Hyundai Merchant Marine Co.*                        $    89,610
     19,800    Samsung Heavy Industries Co., Ltd.                       89,244
                                                                   -----------
                                                                   $   178,854
                                                                   -----------
               Railroads - 0.2%
     23,000    Malaysia International Shipping                     $    72,759
                                                                   -----------
               Total Transportation                                $   416,471
                                                                   -----------
               Automobiles & Components - 4.0%
               Auto Parts & Equipment - 1.0%
     27,900    Dongyang Mechatronics Corp.                         $    75,207
      3,000    Hyundai Mobis                                           133,766
     28,600    Jardine Cycle & Carriage, Ltd.                          106,742
                                                                   -----------
                                                                   $   315,715
                                                                   -----------
               Automobile Manufacturers - 3.0%
     12,800    Edaran Otomobile Nasional                           $    31,865
      5,230    Hyundai Heavy Industries                                125,045
      5,900    Hyundai Motor Co., Ltd.                                 228,102
      7,100    Kia Motors                                               60,968
 42,818,482    Koc Holdings AS*                                        193,285
    143,653    PT Astra International                                   84,365
    106,100    Sime Darby                                              155,008
     13,999    Tata Motors                                             115,901
                                                                   -----------
                                                                   $   994,539
                                                                   -----------
               Total Automobiles & Components                      $ 1,310,254
                                                                   -----------
               Consumer Durables & Apparel - 1.0%
               Footwear - 0.2%
    346,700    Symphony Holdings, Ltd.                             $    59,888
                                                                   -----------
               Homebuilding - 0.5%
    563,500    Ayala Land, Inc.                                    $    58,368
     67,000    Corporacion GEO, SA de CV*                               88,361
                                                                   -----------
                                                                   $   146,729
                                                                   -----------
               Leisure Products - 0.3%
    104,200    Berjaya Sports Toto                                 $   104,254
                                                                   -----------
               Total Consumer Durables & Apparel                   $   310,871
                                                                   -----------

  The accompanying notes are an integral part of these financial statements.  5

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                              Value
               Hotels, Restaurants & Leisure - 0.3%
               Hotels, Resorts & Cruise Lines - 0.2%
      9,200    Indian Hotels Co., Ltd.                             $    70,251
                                                                   -----------
               Restaurants - 0.1%
     63,700    Jollibee Foods Corp.                                $    27,425
                                                                   -----------
               Total Hotels, Restaurants & Leisure                 $    97,676
                                                                   -----------
               Media - 2.3%
               Broadcasting & Cable TV - 1.1%
     33,500    ABS-CBN Broadcasting Corp.*                         $    13,499
    107,000    BEC World Public Co., Ltd.                               47,119
    370,903    Media Prima*                                            152,240
    289,300    United Broadcasting Corp., Plc*                         140,138
                                                                   -----------
                                                                   $   352,996
                                                                   -----------
               Movies & Entertainment - 0.9%
    322,800    Grammy Entertainment Plc                            $   120,828
     57,700    Zee Telefilms, Ltd.                                     158,449
                                                                   -----------
                                                                   $   279,277
                                                                   -----------
               Publishing - 0.3%
     41,650    Singapore Press Holdings                            $   100,952
                                                                   -----------
               Total Media                                         $   733,225
                                                                   -----------
               Retailing - 0.3%
               Department Stores - 0.0%
      7,300    Robinson Department Store Plc.*                     $       704
                                                                   -----------
               General Merchandise Stores - 0.3%
     20,400    Jaya Jusco Stores                                   $    59,148
      1,300    LG Home Shopping                                         53,083
                                                                   -----------
                                                                   $   112,231
                                                                   -----------
               Total Retailing                                     $   112,935
                                                                   -----------
               Food & Drug Retailing - 2.9%
               Food Distributors - 0.7%
     10,500    Compania Cervecerias Unidas SA                      $   224,490
                                                                   -----------
               Food Retail - 2.2%
     12,000    Brasil Distributor Pao Acu (A.D.R.)                 $   207,600
      3,780    CJ Corp.                                                205,247
      5,700    Distribucion y Servicio D&A SA                           86,640
    256,700    Metro Cash & Carry, Ltd.*                               100,037
  8,827,000    Migros Turk T.A.S.                                       42,837
    199,800    PT Indofood Sukses Makmur Tbk                            14,936
      5,000    Tiger Brands, Ltd.                                       73,882
                                                                   -----------
                                                                   $   731,179
                                                                   -----------
               Total Food & Drug Retailing                         $   955,669
                                                                   -----------
               Food, Beverage & Tobacco - 5.1%
               Agricultural Products - 0.4%
     25,000    Makhteshim-Agan Industries, Ltd.                    $   116,485
                                                                   -----------

     Shares                                                              Value
               Distillers & Vintners - 1.4%
  3,575,700    Andalou efes Biracilik VE                           $    41,675
     12,500    Companhia de Bebidas PR (A.D.R.)                        250,875
     62,600    Grupo Modelo SA de CV                                   157,488
                                                                   -----------
                                                                   $   450,038
                                                                   -----------
               Packaged Foods & Meats - 0.2%
     71,017    Rainbow Chicken, Ltd.                               $    61,981
                                                                   -----------
               Soft Drinks - 1.4%
      2,100    Coca-Cola, S.A. de C.V. (A.D.R.)*                   $    46,599
     14,200    Embotelladora Andina SA (A.D.R.)                        171,962
      3,700    Fomento Economico Mexicano SA de CV                     169,608
    140,600    Sermsuk Public Co., Ltd.                                 83,313
                                                                   -----------
                                                                   $   471,482
                                                                   -----------
               Tobacco - 1.7%
     13,700    British American Tobacco (Malaysia) Bhd             $   182,161
      6,200    Korea Tobacco*                                          143,187
        100    Philip Morris CR AS*                                     61,114
     52,100    PT Gudang Garam Public Co., Ltd.                         76,116
    186,500    PT Hanjaya Mandala Sampoerna Tbk                        101,487
                                                                   -----------
                                                                   $   564,065
                                                                   -----------
               Total Food, Beverage & Tobacco                      $ 1,664,051
                                                                   -----------
               Household & Personal Products - 0.8%
               Household Products - 0.7%
 23,183,610    Arcelik A.S.*                                       $   114,832
      3,600    LG Household & Health Care, Ltd.                        102,977
                                                                   -----------
                                                                   $   217,809
                                                                   -----------
               Personal Products - 0.1%
      2,350    Natura Cosmeticos SA*                               $    37,915
                                                                   -----------
               Total Household & Personal
               Products                                            $   255,724
                                                                   -----------
               Health Care Equipment & Services - 1.5%
               Health Care Distributors - 1.5%
      7,130    Teva Pharmaceutical Industries, Ltd.                $   479,778
                                                                   -----------
               Total Health Care Equipment &
               Services                                            $   479,778
                                                                   -----------
               Pharmaceuticals & Biotechnology - 1.4%
               Pharmaceuticals - 1.4%
     17,200    Aurobindo Pharma, Ltd.                              $   122,108
      3,300    Biocon, Ltd.*                                            36,004
      1,275    Gideon Richter (G.D.R.)                                 129,576
      6,000    Lupin, Ltd.*                                             82,931
    110,200    PT Tempo Scan Pacific                                    82,073
                                                                   -----------
                                                                   $   452,692
                                                                   -----------
               Total Pharmaceuticals &
               Biotechnology                                       $   452,692
                                                                   -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                              Value
               Banks - 8.2%
               Diversified Banks - 8.2%
 24,612,250    Akbank T.A.S.                                       $    90,447
      2,222    Banco Bradesco SA                                       102,101
      3,303    Banco Santiago                                           88,190
     29,835    Canara Bank, Ltd.                                        78,518
    217,960    Chinatrust Financial Holding Co., Ltd.                  243,915
    107,600    Commerce Asset Holdings                                 137,786
     25,400    Commercial International Bank                            95,566
      7,100    Hana Bank                                               150,917
     23,775    Hong Leong Bank*                                         30,273
     54,700    Kasikornbank*                                            69,767
      1,900    Kookmin Bank*                                            59,383
        900    Kookmin Bank (A.D.R.) (b)*                               28,242
     58,700    Malayan Banking Bhd                                     156,218
    162,700    Metropolitan Bank & Trust Co.                            78,354
      9,500    MISR International                                       30,400
    342,300    National Finance Public Co., Ltd.                       123,354
      4,300    OTP Bank Rt*                                             88,099
    407,500    PT Bank Central Asia Tbk                                 81,393
  2,136,076    PT Lippo Bank*                                          113,095
     37,656    Public Bank Bhd (Foreign)                                65,541
     59,100    Siam Commercial Bank Plc (Foreign)                       67,026
     24,400    Standard Bank Group, Ltd.                               171,042
     13,600    State Bank of India                                     127,540
 40,130,800    Turkiye Garanti Bankasi AS*                             119,578
 39,834,952    Turkiye Is Bankasi (Isbank)                             144,998
      5,700    Uniao de Bancos
               Brasileiros SA (G.D.R.) (144A)                          112,689
                                                                   -----------
                                                                   $ 2,654,432
                                                                   -----------
               Total Banks                                         $ 2,654,432
                                                                   -----------
               Diversified Financials - 4.3%
               Investment Banking & Brokerage - 0.2%
    203,600    O.S.K. Holdings                                     $    83,715
                                                                   -----------
               Diversified Financial Services - 4.1%
  3,955,000    Alarko Holding AS*                                  $    77,279
    457,700    Bank Mandiri                                             57,371
    408,344    China Development Financial                             209,894
     42,000    Citic Pacific, Ltd.                                     103,317
     78,300    FirstRand, Ltd.                                         130,264
    137,000    Fubon Group                                             119,826
 37,217,239    Haci Omer Sabanci Holding AS*                           110,331
    118,200    Kiatnakin Finance Plc                                   104,826
    109,000    MCL Ladn, Ltd.                                           87,633
     32,066    RMB Holdings, Ltd.                                       85,768
     76,900    Sanlam, Ltd.                                            110,688
    632,700    SM Prime Holdings                                        68,868
     78,300    TISCO Finance Public Co., Ltd.                           52,200
                                                                   -----------
                                                                   $ 1,318,265
                                                                   -----------
               Total Diversified Financials                        $ 1,401,980
                                                                   -----------

     Shares                                                              Value
               Insurance - 1.0%
               Multi-Line Insurance - 0.6%
      2,800    Samsung Fire & Marine Insurance                     $   179,648
                                                                   -----------
               Property & Casualty Insurance - 0.4%
      7,900    Cathay Financial Holding Co., Ltd.
               (G.D.R.) (144A)*                                    $   141,489
                                                                   -----------
               Total Insurance                                     $   321,137
                                                                   -----------
               Real Estate - 0.4%
               Real Estate Management & Development - 0.4%
     98,200    Marco Polo Developments, Ltd.                       $   116,009
                                                                   -----------
               Total Real Estate                                   $   116,009
                                                                   -----------
               Software & Services - 0.9%
               Application Software - 0.9%
      1,583    Infosys Technologies, Ltd.                          $   190,400
     14,200    Satyam Computer Services*                                94,455
                                                                   -----------
                                                                   $   284,855
                                                                   -----------
               Total Software & Services                           $   284,855
                                                                   -----------
               Technology Hardware & Equipment - 6.9%
               Semiconductors - 1.7%
     43,800    Hon Hai Precision Industry                          $   163,461
    268,605    Taiwan Semiconductor Manufacturing Co.                  388,889
                                                                   -----------
                                                                   $   552,350
                                                                   -----------
               Communications Equipment - 1.0%
      1,500    China Unicom (A.D.R.)*                              $    11,850
     12,140    Empresa Nacional De Telecom                              68,663
      8,000    Matav Rt (A.D.R.)*                                      162,480
      3,100    Samsung Electro Mechanics Co., Ltd.*                     88,337
                                                                   -----------
                                                                   $   331,330
                                                                   -----------
               Computer Hardware - 0.4%
    109,160    Compal Electronics                                  $   118,972
                                                                   -----------
               Computer Storage & Peripherals - 0.5%
    107,000    Asia Vital Components                               $   123,329
     16,400    Quanta Computer, Inc.                                    34,960
                                                                   -----------
                                                                   $   158,289
                                                                   -----------
               Electronic Equipment & Instruments - 3.2%
     28,000    Anpec Electronics Corp.                             $    34,886
     53,375    Asustek Computer, Inc.                                  121,959
     32,150    Elec & Eltek International Co., Ltd.                     90,105
      4,050    LG Electronics, Inc.                                    193,745
      6,400    Mtekvision Co., Ltd.*                                   201,726
     12,000    Novatek Microelectronics, Ltd.                           39,802
     10,000    Richtek Technology Corp.*                                29,120
      8,000    Samsung Corp.*                                           98,270
        770    Samsung Display Devices*                                 81,495
    154,900    Varitronix International, Ltd.                          153,116
                                                                   -----------
                                                                   $ 1,044,224
                                                                   -----------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Shares                                                               Value
               Office Electronics - 0.1%
     5,700     Baiksan OPC Co.                                     $    49,660
                                                                   -----------
               Total Technology Hardware &
               Equipment                                           $ 2,254,825
                                                                   -----------
               Semiconductors - 4.4%
     3,030     Samsung Electronics                                 $ 1,261,174
   240,621     United Microelectronics Corp., Ltd.*                    180,003
                                                                   -----------
                                                                   $ 1,441,177
                                                                   -----------
               Total Semiconductors                                $ 1,441,177
                                                                   -----------
               Telecommunication Services - 12.7%
               Integrated Telecommunication Services - 7.3%
     6,400     Brasil Telecom Participacoes SA                     $   196,480
     4,900     Compania de Telephonos de
               Chile SA ADR                                             59,731
    16,800     KT Corp.(b)*                                            303,072
    29,587     Mahanagar Telephone Nigam, Ltd.                         214,506
    29,900     Mahanagar Telephone                                      85,917
    11,900     SPT Telecom AS*                                         145,977
     3,440     Telekomunik Indonesia SP (A.D.R.)*                       53,492
    28,800     Telefonos de Mexico SA                                  958,176
    79,500     Telekomunikacja Polska SA                               330,002
                                                                   -----------
                                                                   $ 2,347,353
                                                                   -----------
               Wireless Telecommunication Services - 5.4%
    27,200     Advanced Service Co., Ltd. (Foreign)                $    59,224
    17,700     Alumax, Inc.                                            643,749
    18,800     Bharti Televentures*                                     55,843
     6,600     Korea Telecom Freetel Co.                               114,992
    13,300     Mobinil-Egyptian Mobile Services                        160,177
    24,337     SK Telecom Co., Ltd. (b)*                               510,834
   146,000     Taiwan Cellular Corp.                                   139,305
    22,400     Venfin, Ltd.                                             72,617
                                                                   -----------
                                                                   $ 1,756,741
                                                                   -----------
               Total Telecommunication Services                    $ 4,104,094
                                                                   -----------
               Utilities - 3.2%
               Electric Utilities - 2.3%
   156,700     Empresa Nacional de Electricid SA                   $    64,502
 1,992,335     Enersis SA*                                             235,543
    14,600     Korea Electric Power Corp.*                             235,684
   216,400     Manila Electric Co.*                                    116,189
     4,360     Unified Energy System (G.D.R.)                          115,494
                                                                   -----------
                                                                   $   767,412
                                                                   -----------

      Shares                                                             Value
               Gas Utilities - 0.6%
     2,300     Gazprom (A.D.R.) (b)                                $    67,017
     4,200     Korea Gas Corp.*                                        121,811
                                                                   -----------
                                                                   $   188,828
                                                                   -----------
               Water Utilities - 0.3%
     8,500     Cia Saneamento Basic de
               Estado de Sao Paulo (b)*                            $    92,905
                                                                   -----------
               Total Utilities                                     $ 1,049,145
                                                                   -----------
               TOTAL COMMON STOCKS
               (Cost $24,410,123)                                  $29,994,690
                                                                   -----------
               RIGHTS/WARRANTS - 0.0%
               Commercial Services & Supplies - 0.0%
               Diversified Commercial Services - 0.0%
     1,580     Bidbee Group, Ltd., 12/8/06*                        $     1,494
                                                                   -----------
               Total Commercial Services &
               Supplies                                            $     1,494
                                                                   -----------
               Telecommunication Services - 0.0%
               Integrated Telecommunication Services - 0.0%
    32,210     True Corp., Plc*                                    $        --
                                                                   -----------
               Total Telecommunication Services                    $        --
                                                                   -----------
               TOTAL RIGHTS/WARRANTS
               (Cost $9,539)                                       $     1,494
                                                                   -----------
               TEMPORARY CASH INVESTMENT - 4.1%
               Security Lending Collateral - 4.1%
 1,335,560     Securities Lending
               Investment Fund, 1.29%                              $ 1,335,560
                                                                   -----------
               TOTAL TEMPORARY
               CASH INVESTMENT
               (Cost $1,335,560)                                   $ 1,335,560
                                                                   -----------
               TOTAL INVESTMENT IN
               SECURITIES - 99.2%
               (Cost $26,418,556) (a)(b)                           $32,153,781
                                                                   -----------
               OTHER ASSETS AND
               LIABILITIES - 0.8%                                  $   271,080
                                                                   -----------
               TOTAL NET ASSETS - 100.0%                           $32,424,861
                                                                   ===========

8   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*        Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $481,026 or 1.5% of net assets.
(a) Distributions of investments by country of issue, as a percentage of total equity holdings (excluding temporary cash investments) is as follows:

         South Korea                            22.6%
         Taiwan                                  9.7%
         Brazil                                  9.4%
         South Africa                            7.1%
         Mexico                                  6.8%
         India                                   6.3%
         Russia                                  4.6%
         Thailand                                4.1%
         Malaysia                                4.0%
         Turkey                                  3.7%
         Chile                                   3.2%
         Indonesia                               2.2%
         Hungary                                 2.0%
         Israel                                  1.9%
         Singapore                               1.9%
         Poland                                  1.9%
         Peru                                    1.5%
         People's Republic of China              1.4%
         Philippines                             1.4%
         United Kingdom                          1.0%
         Egypt                                   1.0%
         Other (individually less than 1%)       2.3%
                                               -----
                                               100.0%
                                               =====

(b)      At June 30, 2004, the following securities were out on loan:


 Shares      Description                   Market Value
  7,125      Anglogold, Ltd. (A.D.R.)       $  226,718
  8,060      Cia Saneamento Basic de
             Estado de Sao Paulo*               84,952
    155      Gazprom (A.D.R.)                    4,301
 24,225      IAMGOLD Corp.                     129,846
    500      Kookmin Bank (A.D.R.)*             15,690
 15,905      KT Corp.*                         285,495
  5,635      SK Telecom Co., Ltd.*             118,504
 12,705      Surgutneftegaz (A.D.R.)*          398,937
                                            ----------
             Total                          $1,264,443
                                            ==========


  The accompanying notes are an integral part of these financial statements.  9

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                        Ended        Year         Year         Year       5/1/00
                                                                       6/30/04       Ended        Ended       Ended         to
Class II (a)                                                         (unaudited)   12/31/03     12/31/02     12/31/01    12/31/00
Net asset value, beginning of period                                   $ 17.26      $ 10.98      $11.19       $12.08      $18.02
                                                                       -------      -------      ------       ------      ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $  0.09      $  0.12      $ 0.02       $ 0.09      $(0.02)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (0.95)        6.21       (0.17)       (0.98)      (5.59)
                                                                       -------      -------      ------       ------      ------
  Net increase (decrease) from investment operations                   $ (0.86)     $  6.33      $(0.15)      $(0.89)     $(5.61)
Distributions to shareowners:
 Net investment income                                                   (0.13)       (0.05)      (0.06)          --          --
 Net realized gain                                                          --           --          --           --       (0.33)
                                                                       -------      -------      ------       ------      ------
 Net increase (decrease) in net asset value                            $ (0.99)     $  6.28      $(0.21)      $(0.89)     $(5.94)
                                                                       -------      -------      ------       ------      ------
 Net asset value, end of period                                        $ 16.27      $ 17.26      $10.98       $11.19      $12.08
                                                                       =======      =======      ======       ======      ======
Total return*                                                            (5.03)%      57.87%      (1.42)%      (7.37)%    (31.65)%
Ratio of net expenses to average net assets+                              1.99%**      1.99%       1.99%        1.90%       2.11%**
Ratio of net investment income to average net assets+                     1.00%**      1.04%       0.28%        1.05%      (0.73)%**
Portfolio turnover rate                                                     64%**        79%        124%         175%        156%**
Net assets, end of period (in thousands)                               $25,125      $26,537      $8,852       $7,861      $5,819
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             2.11%**      2.65%       3.11%        4.12%       4.47%**
 Net investment income (loss)                                             0.88%**      0.38%      (0.84)%      (1.17)%     (3.09)%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.99%**      1.99%       1.99%        1.90%       2.09%**
 Net investment income (loss)                                             1.00%**      1.04%       0.28%        1.05%      (0.71)%**


(a)  Class 2 shares were first publicly offered on May 1, 2000.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
 **  Annualized.
  +  Ratios with no reduction for fees paid indirectly.

10   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       Pioneer
                                                                                       Emerging
                                                                                       Markets
                                                                                    VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $1,264,443)
   (Cost $26,418,556)                                                               $32,153,781
 Cash                                                                                 2,806,900
 Foreign currencies, at value (Cost $97,982)                                             97,118
 Receivables --
   Investment securities sold                                                            97,441
   Fund shares sold                                                                      26,435
   Variation margin                                                                          --
   Dividends, interest and foreign taxes withheld                                       105,985
   Forward foreign currency settlement contracts, net                                        32
   Due from Pioneer Investment Management, Inc.                                              --
 Other                                                                                    3,186
                                                                                    -----------
     Total assets                                                                   $35,290,878
                                                                                    -----------
LIABILITIES:
 Payables --
   Investment securities purchased                                                  $ 1,303,499
   Fund shares repurchased                                                               37,473
   Dividends                                                                                 --
   Upon return of securities loaned                                                   1,335,560
   Forward foreign currency settlement contracts, net                                        --
 Reserve for repatriation taxes                                                          86,981
 Due to bank                                                                                 --
 Due to affiliates                                                                       28,056
 Accrued expenses                                                                        74,448
                                                                                    -----------
     Total liabilities                                                              $ 2,866,017
                                                                                    -----------
NET ASSETS:
 Paid-in capital                                                                    $31,725,483
 Accumulated net investment income (loss)                                               122,425
 Accumulated undistributed net realized gain (loss)                                  (5,068,348)
 Net unrealized gain (loss) on:
   Investments                                                                        5,648,244
   Futures contracts                                                                         --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                    (2,943)
                                                                                    -----------
     Total net assets                                                               $32,424,861
                                                                                    -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                       $ 7,300,338
 Shares outstanding                                                                     445,997
                                                                                    -----------
   Net asset value per share                                                        $     16.37
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                       $25,124,523
 Shares outstanding                                                                   1,544,610
                                                                                    -----------
   Net asset value per share                                                        $     16.27


 The accompanying notes are an integral part of these financial statements.  11

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         Pioneer
                                                                                     Emerging Markets
                                                                                      VCT Portfolio

                                                                                        Six Months
                                                                                          Ended
                                                                                         6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $65,563)                                 $   514,353
 Interest                                                                                   4,135
 Income on securities loaned, net                                                           4,740
 Other                                                                                         --
                                                                                      -----------
   Total investment income                                                            $   523,228
                                                                                      -----------
EXPENSES:
 Management fees                                                                      $   201,264
 Transfer agent fees                                                                        1,508
 Distribution fees (Class II)                                                              33,390
 Administrative fees                                                                        9,250
 Custodian fees                                                                            72,734
 Professional fees                                                                         33,721
 Printing                                                                                   5,746
 Fees and expenses of nonaffiliated trustees                                                   --
 Miscellaneous                                                                              1,870
                                                                                      -----------
   Total expenses                                                                     $   359,483
   Less management fees waived and expenses assumed
     by Pioneer Investment Management, Inc.                                               (21,299)
                                                                                      -----------
   Net expenses                                                                       $   338,184
                                                                                      -----------
      Net investment income (loss)                                                    $   185,044
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                                                          $ 3,090,302
 Futures contracts                                                                             --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                       (38,564)
                                                                                      -----------
                                                                                      $ 3,051,738
                                                                                      -----------
 Change in net unrealized gain or loss from:
 Investments (includes the change in reserve for repatriation taxes of $86,981)       $(4,991,310)
 Futures contracts                                                                             --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies                                        (5,835)
                                                                                      -----------
                                                                                      $(4,997,145)
                                                                                      -----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                                   $(1,945,407)
                                                                                      ===========
 Net increase (decrease) in net assets resulting
  from operations                                                                     $(1,760,363)
                                                                                      ===========

12  The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Pioneer Emerging
                                                             Markets VCT Portfolio

                                                          Six Months
                                                            Ended              Year
                                                           6/30/04            Ended
                                                         (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                            $   185,044      $    262,378
Net realized gain (loss) on investments                   3,051,738         1,187,664
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                           (4,997,145)       10,449,480
                                                        -----------      ------------
  Net increase (decrease) in net assets
    resulting from operations                           $(1,760,363)     $ 11,899,522
                                                        -----------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                                $   (65,091)     $    (25,889)
 Class II                                                  (196,317)          (60,429)
Net realized gain
 Class I                                                         --                --
 Class II                                                        --                --
Tax return of capital
 Class I                                                         --                --
 Class II                                                        --                --
                                                        -----------      ------------
  Total distributions to shareowners                    $  (196,317)     $    (86,319)
                                                        -----------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 5,260,358      $ 16,360,576
Reinvestment of distributions                               259,912            85,767
Cost of shares repurchased                               (6,009,356)       (8,062,148)
                                                        -----------      ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions                $  (489,086)     $  8,384,195
                                                        -----------      ------------
 Net increase (decrease) in net assets                  $(2,510,857)     $220,197,398
                                                        -----------      ------------
NET ASSETS:
Beginning of period                                     $34,935,718      $ 14,738,320
                                                        -----------      ------------
End of period                                           $32,424,861      $ 34,935,718
                                                        ===========      ============
Accumulated/(distributions in excess of)
 net investment income (loss)                           $   122,425      $    198,789
                                                        ===========      ============


 The accompanying notes are an integral part of these financial statements.  13

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Emerging Markets Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
     (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
      Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Emerging Markets VCT Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. At June 30, 2004, there were no fair valued securities except as follows. All securities that trade in foreign markets whose closing prices are as of times prior to the close of the New York Stock Exchange ("NYSE") and that are held by Emerging Markets Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2004, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of June 30, 2004, the Portfolio had $86,981 in reserves related to taxes on the repatriation of foreign currencies.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Emerging Markets VCT Portfolio had a capital loss carryforward of $7,611,017 of which the following amounts will expire between 2008 and 2010 if not utilized: $1,376,025 in 2008, $5,058,209 in
   2009 and $1,176,783 in 2010.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

                                                          Pioneer Emerging
                                                             Markets VCT
                                                           Portfolio 2003
                                                          ---------------
   Distributions paid from:
   Ordinary Income                                           $   86,319
   Long-Term capital gain                                            --
                                                             ----------
                                                             $   86,319
   Return of Capital                                                 --
                                                             ----------
    Total distributions                                      $   86,319
                                                             ==========
   Distributable Earnings
   (Accumulated Losses):
   Undistributed ordinary income                             $  261,372
   Undistributed long-term gain/
    (Capital loss carryforward)                              (7,611,017)
   Unrealized appreciation (depreciation)                    10,070,794
                                                             ----------
    Total                                                    $2,721,149
                                                             ==========

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

E. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 1.15% of the Portfolio's average daily net assets.


The portion of the Portfolio's expenses attributable to Class II will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Expense limit agreement for Emerging Markets Portfolio does not provide for the expense reimbursement described above. There can be no assurance that Pioneer will extend any expense limitation beyond June 30, 2004.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $22,079 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $5,719 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:


                                                                                 Net
                                                  Gross          Gross      Appreciation/
                                 Tax Cost     Appreciation   Depreciation   (Depreciation)
-------------------------------------------------------------------------------------------
Emerging Markets Portfolio     $26,991,159     $5,927,419      $(764,796)     $5,162,622
                               ===========     ==========      =========      ==========


6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $10,761,173 and $12,315,024, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Emerging Markets Portfolio        '04 Shares     '04 Amount     '03 Shares     '03 Amount
------------------------------------------------------------------------------------------

CLASS I:
Shares sold                          46,186     $   815,949       143,611      $ 1,837,255
Reinvestment of distributions         3,952          63,595         2,017           25,338
Shares repurchased                  (87,603)     (1,501,936)     (195,769)      (2,390,316)
                                   --------     -----------      --------      -----------
  Net increase (decrease)           (37,465)    $  (622,392)      (50,141)     $  (528,316)
                                   ========     ===========      ========      ===========
CLASS II:
Shares sold                         255,499     $ 4,444,409     1,162,017      $14,523,321
Reinvestment of distributions        12,278         196,317         4,838           60,429
Shares repurchased                 (260,491)     (4,507,420)     (435,883)      (5,671,239)
                                   --------     -----------     ---------      -----------
 Net increase (decrease)              7,286     $   133,306       730,972      $ 8,912,511
                                   ========     ===========      ========      ===========

Pioneer Emerging Markets VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------
8. Forward Foreign Currency Contracts

During the six months ended June 30, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of June 30, 2004, the Portfolio had no outstanding portfolio hedges.

Outstanding forward currency settlement contracts were as follows:

                                                                           Net
                                  Gross     Settlement      Gross      Receivable/
Portfolio                      Receivable      Date        Payable      (Payable)
----------------------------------------------------------------------------------
Emerging Markets Portfolio      $(22,235)     7/1/04      $(22,235)      $ --
Emerging Markets Portfolio      $ 21,527      7/1/04      $ 21,485       $ 42
Emerging Markets Portfolio      $ (3,613)     7/1/04      $ (3,623)      $(10)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[PIONEER INVESTMENTS LOGO]


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer


Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16071-00-0804

                                                      [PIONEER INVESTMENTS LOGO]



                                                PIONEER VARIABLE CONTRACTS TRUST
                          Pioneer Mid Cap Value VCT Portfolio -- Class II Shares






                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   7
  Notes to Financial Statements         11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[TABULAR REPRESENTATION OF PIE CHART]

U.S. Common Stocks                              93.0%
Temporary Cash Investment                        6.0%
Depositary Receipts for International Stocks     1.0%


Sector Distribution
(As a percentage of equity holdings)

[TABULAR REPRESENTATION OF PIE CHART]

Financials                                      21.7%
Consumer Discretionary                          15.6%
Industrials                                     12.6%
Information Technology                          12.6%
Health Care                                      9.6%
Materials                                        8.5%
Energy                                           6.6%
Utilities                                        6.5%
Consumer Staples                                 6.3%


Five Largest Holdings
(As a percentage of equity holdings)

1.    Foot Locker, Inc.             2.58%
2.    Mattel, Inc.                  2.29
3.    W.W. Grainger, Inc.           2.26
4.    Safeway, Inc.                 2.14
5.    CIGNA Corp.                   2.13

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions

                                            6/30/04        12/31/03
Net Asset Value per Share                   $ 21.82        $ 20.32


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.0598      $  -              $ 0.2095

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[TABULAR REPRESENTATION OF LINE CHART]

                      Pioneer              Russell
                   Mid Cap Value           Midcap
                   VCT Portfolio         Value Index
                   -------------         -----------
6/95                  $10,000              $10,000
6/96                  $13,193              $14,748
                      $16,294              $19,812
6/98                  $14,734              $20,820
                      $16,615              $20,799
6/00                  $19,800              $24,789
                      $21,032              $25,369
6/02                  $18,639              $22,920
                      $25,551              $31,643
6/04                  $27,778              $33,910


Index comparison begins 2/28/95. The Russell Midcap Value Index measures the performance of the value-oriented stocks in the Russell Midcap Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------
Net Asset Value
--------------------------------------------------
Life-of-Class                               11.45%
(3/1/95)
5 Years                                     10.12%
1 Year                                      31.89%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Despite interim volatility, stocks tended to gain over the first six months of 2004, riding on the tide of a strengthening economy and generally rising corporate profitability. In the following interview, Rod Wright discusses the market environment and portfolio strategies during the six months ended June 30, 2004. Mr. Wright is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio.

Q: How did the Portfolio perform?

A: The Portfolio performed well. For six months ended June 30, 2004, the
   Portfolio's Class II shares had a total return of 8.72% at net asset value, while the Russell Midcap Value Index returned 7.17%.

Q: What were the principal factors that affected performance?

A: Despite a succession of fears that caused short-term market reversals, stocks generally rose during the six months as evidence accumulated that the economy was strengthening and that corporate earnings were increasing. The rally that had driven the market for most of 2003 continued in early 2004 until March, when market interest rates spiked up on fears about the effects of rising oil prices, the possibility of increasing inflationary pressure and the likelihood that the Federal Reserve would tighten monetary policy. Adding to the uncertainty was the anxiety over the continuing violence in Iraq. In the final weeks of the period, however, the market rebounded again in anticipation of good news about corporate earnings and the widening expectation that the Federal Reserve would act gradually in raising short-term rates, helping to sustain the economic recovery.

Q: What types of investments helped Portfolio performance?

A: Security selection was the primary factor, as stocks across the industry spectrum contributed to Portfolio performance. Stocks in the health care, financial services, telecommunications and industrial sectors did well, while stocks in basic materials, consumer staples and consumer discretionary sectors did less well.

   The top individual contributor was Charter One Financial, which was taken over by Royal Bank of Scotland, at a substantial premium to its valuation. Several other performance leaders were formerly out-of-favor companies whose stock prices began appreciating as their earnings and business prospects began to improve. They included: NCR, the technology conglomerate that began turning around its business in time to benefit from an increase in corporate capital spending; and Reliant Energy, an independent power producer and energy merchant whose stock gained as a result of a corporate restructuring and the sale of undervalued assets. The Portfolio also had success with stocks such as Becton Dickinson, the medical supplies company, which benefited from rising earnings and the introduction of new products, and Providian, a credit-card issuer whose prospects began to improve under a restructuring plan implemented by new management.

Q: Were there any disappointments?

A: We had a few. Investment Technology Group, a company specializing in electronic trading operations, declined as it faced increased competition in the financial markets. However, we continue to hold the stock because of the value of its assets. We have sold our stake in another disappointment, Seagate Technology, a manufacturer of disc drives, which became the victim of industry overcapacity. Similarly, we also eliminated positions in two disappointing mining stocks, Freeport-McMoRan and Newmont Mining, both of which declined as the price of gold weakened.

Q: What is your investment outlook?

A: We think that the market trends will continue to be choppy, as a variety of factors will weigh on investors' minds. However, the outlook for corporate earnings is generally positive and companies are generating a great deal of free cash flow. We intend to remain focused on our core discipline, concentrating on investments in quality companies with reasonable stock valuations.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Mid-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                             Value
                  COMMON STOCKS - 97.9%
                  Energy - 6.4%
                  Integrated Oil & Gas - 0.9%
     115,840      Occidental Petroleum Corp.                      $  5,607,814
                                                                  ------------
                  Oil & Gas Drilling - 2.9%
     138,315      ENSCO International, Inc.                       $  4,024,967
      98,730      Nabors Industries, Inc.*                           4,464,571
     155,930      Transocean Offshore, Inc.*                         4,512,612
      98,235      Weatherford International, Inc.*                   4,418,610
                                                                  ------------
                                                                  $ 17,420,760
                                                                  ------------
                  Oil & Gas Exploration & Production - 2.0%
      82,861      Devon Energy Corp.                              $  5,468,826
     180,485      Pioneer Natural Resources Co.                      6,331,414
                                                                  ------------
                                                                  $ 11,800,240
                                                                  ------------
                  Oil & Gas Refining Marketing &
                  Transportation - 0.6%
      57,785      Sun Company, Inc.                               $  3,676,282
                                                                  ------------
                  Total Energy                                    $ 38,505,096
                                                                  ------------
                  Materials - 8.3%
                  Commodity Chemicals - 1.0%
     115,445      Air Products & Chemicals, Inc.                  $  6,055,090
                                                                  ------------
                  Diversified Chemical - 1.6%
     155,120      PPG Industries, Inc.                            $  9,693,449
                                                                  ------------
                  Diversified Metals & Mining - 2.0%
     155,285      Phelps Dodge Corp.*                             $ 12,036,140
                                                                  ------------
                  Metal & Glass Containers - 1.6%
     130,210      Ball Corp.                                      $  9,381,631
                                                                  ------------
                  Paper Products - 2.1%
     311,267      Flowserve Corp.*                                $  7,762,999
     164,600      Meadwestvaco Corp.                                 4,837,594
                                                                  ------------
                                                                  $ 12,600,593
                                                                  ------------
                  Total Materials                                 $ 49,766,903
                                                                  ------------
                  Capital Goods - 6.0%
                  Aerospace & Defense - 0.9%
     148,300      United Defense Industries, Inc.*                $  5,190,500
                                                                  ------------
                  Electrical Components & Equipment - 1.8%
     178,465      American Power Conversion Corp.                 $  3,506,837
     486,390      Symbol Technologies, Inc.                          7,169,389
                                                                  ------------
                                                                  $ 10,676,226
                                                                  ------------
                  Industrial Conglomerates - 3.3%
     222,080      American Standard Companies, Inc.*              $  8,952,045
     131,520      ITT Industries, Inc.                              10,916,160
                                                                  ------------
                                                                  $ 19,868,205
                                                                  ------------
                  Total Capital Goods                             $ 35,734,931
                                                                  ------------

      Shares                                                             Value
                  Commercial Services & Supplies - 4.6%
                  Commercial Printing - 2.0%
      90,200      John H. Harland Co.                             $  2,647,370
     294,540      R.R. Donnelly & Sons Co. (a)                       9,725,711
                                                                  ------------
                                                                  $ 12,373,081
                                                                  ------------
                  Diversified Commercial Services - 1.0%
     131,010      H & R Block, Inc.                               $  6,246,557
                                                                  ------------
                  Environmental Services - 1.6%
     319,335      Republic Services, Inc.                         $  9,241,555
                                                                  ------------
                  Total Commercial Services &
                  Supplies                                        $ 27,861,193
                                                                  ------------
                  Transportation - 1.7%
                  Airlines - 0.6%
     228,310      Southwest Airlines Co.                          $  3,828,759
                                                                  ------------
                  Railroads - 1.1%
     149,120      Canadian National Railway Co.                   $  6,500,141
                                                                  ------------
                  Total Transportation                            $ 10,328,900
                                                                  ------------
                  Consumer Durables & Apparel - 4.2%
                  Apparel, Accessories & Luxury Goods - 0.9%
     297,010      The Limited Brands, Inc.                        $  5,554,087
                                                                  ------------
                  Housewares & Specialties - 0.5%
     105,600      Yankee Candle Co.*                              $  3,088,800
                                                                  ------------
                  Leisure Products - 2.3%
     736,530      Mattel, Inc.                                    $ 13,441,673
                                                                  ------------
                  Photographic Products - 0.5%
     115,500      Eastman Kodak Co.                               $  3,116,190
                                                                  ------------
                  Total Consumer Durables & Apparel               $ 25,200,750
                                                                  ------------
                  Hotels, Restaurants & Leisure - 2.3%
                  Restaurants - 2.3%
     148,700      Brinker International, Inc.*                    $  5,073,644
     230,605      Tricon Global Restaurants, Inc.*                   8,583,116
                                                                  ------------
                                                                  $ 13,656,760
                                                                  ------------
                  Total Hotels, Restaurants & Leisure             $ 13,656,760
                                                                  ------------
                  Media - 0.8%
                  Movies & Entertainment - 0.8%
     271,660      Regal Entertainment Group (a)                   $  4,917,046
                                                                  ------------
                  Total Media                                     $  4,917,046
                                                                  ------------
                  Retailing - 7.9%
                  Apparel Retail - 2.1%
     132,230      Jones Apparel Group, Inc.                       $  5,220,440
     196,400      Liz Claiborne, Inc.                                7,066,472
                                                                  ------------
                                                                  $ 12,286,912
                                                                  ------------
                  Department Stores - 0.8%
     130,200      J.C. Penney Co., Inc.                           $  4,916,352
                                                                  ------------

4  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                             Value
                  General Merchandise Stores - 2.0%
     238,200      American Greetings Corp.*                       $  5,521,476
     172,680      Sears, Roebuck and Co.                             6,520,397
                                                                  ------------
                                                                  $ 12,041,873
                                                                  ------------
                  Specialty Stores - 3.0%
     620,430      Foot Locker, Inc.                               $ 15,101,266
     195,300      Toys "R" Us, Inc.*                                 3,111,129
                                                                  ------------
                                                                  $ 18,212,395
                                                                  ------------
                  Total Retailing                                 $ 47,457,532
                                                                  ------------
                  Food & Drug Retailing - 6.2%
                  Drug Retail - 1.5%
     211,270      CVS Corp.                                       $  8,877,565
                                                                  ------------
                  Food Retail - 3.4%
     280,590      ConAgra, Inc.                                   $  7,598,377
     494,200      Safeway, Inc.*                                    12,523,028
                                                                  ------------
                                                                  $ 20,121,405
                                                                  ------------
                  Hypermarkets & Supercenters - 1.3%
     313,670      BJ'S Wholesale Club, Inc.*                      $  7,841,750
                                                                  ------------
                  Total Food & Drug Retailing                     $ 36,840,720
                                                                  ------------
                  Health Care Equipment & Services - 9.4%
                  Health Care Distributors - 0.5%
      82,400      Par Pharmaceutical Co., Inc.*                   $  2,901,304
                                                                  ------------
                  Health Care Equipment - 2.4%
     239,400      Apogent Technologies, Inc.*                     $  7,660,800
     132,205      Becton, Dickinson & Co.                            6,848,219
                                                                  ------------
                                                                  $ 14,509,019
                                                                  ------------
                  Health Care Facilities - 3.3%
     557,200      Tenet Healthcare Corp.*                         $  7,472,052
     330,060      Triad Hospitals, Inc.*                            12,288,134
                                                                  ------------
                                                                  $ 19,760,186
                                                                  ------------
                  Health Care Services - 1.1%
     164,630      Laboratory Corp. of America Holdings*           $  6,535,811
                                                                  ------------
                  Managed Health Care - 2.1%
     181,500      CIGNA Corp.                                     $ 12,489,015
                                                                  ------------
                  Total Health Care Equipment &
                  Services                                        $ 56,195,335
                                                                  ------------
                  Banks - 9.1%
                  Regional Banks - 5.4%
      99,000      City National Corp.                             $  6,504,300
     140,330      KeyCorp                                            4,194,464
     116,165      Marshall & Ilsley Corp.                            4,540,890
      99,005      North Fork Bancorporation, Inc.                    3,767,140
      66,240      SouthTrust Corp.                                   2,570,774
      90,775      TCF Financial Corp.                                5,269,489
      89,400      Zions Bancorporation                               5,493,630
                                                                  ------------
                                                                  $ 32,340,687
                                                                  ------------
      Shares                                                             Value
                  Thrifts & Mortgage Finance - 3.7%
     115,699      Countrywide Financial Corp.                     $  8,127,855
     115,375      GreenPoint Financial Corp.                         4,580,388
     222,760      The PMI Group, Inc.                                9,694,515
                                                                  ------------
                                                                  $ 22,402,758
                                                                  ------------
                  Total Banks                                     $ 54,743,445
                                                                  ------------
                  Diversified Financials - 6.0%
                  Consumer Finance - 3.1%
     671,200      Providian Financial Corp.*                      $  9,846,504
      16,514      White Mountains Insurance Group, Ltd.              8,422,140
                                                                  ------------
                                                                  $ 18,268,644
                                                                  ------------
                  Asset Management & Custody Banks - 1.1%
     214,590      Federated Investors, Inc.                       $  6,510,661
                                                                  ------------
                  Investment Banking & Brokerage - 1.8%
     190,500      A.G. Edwards, Inc.                              $  6,482,715
     341,950      Investment Technology Group, Inc.*                 4,373,541
                                                                  ------------
                                                                  $ 10,856,256
                                                                  ------------
                  Total Diversified Financials                    $ 35,635,561
                                                                  ------------
                  Insurance - 6.3%
                  Insurance Brokers - 2.1%
     180,710      Platinum Underwriter Holdings, Ltd. (a)         $  5,499,005
     187,840      Willis Group Holdings, Ltd.                        7,034,608
                                                                  ------------
                                                                  $ 12,533,613
                                                                  ------------
                  Life & Health Insurance - 0.9%
      99,130      Jefferson - Pilot Corp.                         $  5,035,804
                                                                  ------------
                  Property & Casualty Insurance - 3.3%
     104,105      Ambac Financial Group, Inc.                     $  7,645,471
     278,500      Safeco Corp.                                      12,254,000
                                                                  ------------
                                                                  $ 19,899,471
                                                                  ------------
                  Total Insurance                                 $ 37,468,888
                                                                  ------------
                  Software & Services - 2.3%
                  Data Processing & Outsourced Services - 2.3%
     555,530      The BISYS Group, Inc.*                          $  7,810,752
     239,929      SunGard Data Systems, Inc.*                        6,238,154
                                                                  ------------
                                                                  $ 14,048,906
                                                                  ------------
                  Total Software & Services                       $ 14,048,906
                                                                  ------------
                  Technology Hardware & Equipment - 9.4%
                  Communications Equipment - 3.2%
     296,600      Century Telephone Enterprises, Inc.             $  8,909,864
     356,121      Tellabs, Inc.*                                     3,112,498
     230,200      Utstarcom, Inc (a)*                                6,963,550
                                                                  ------------
                                                                  $ 18,985,912
                                                                  ------------
                  Computer Hardware - 1.9%
     231,360      NCR Corp.*                                      $ 11,473,142
                                                                  ------------

The accompanying notes are an integral part of these financial statements.    5

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                             Value
                  Computer Storage & Peripherals - 2.1%
     284,600      SanDisk Corp. (a)*                              $  6,172,974
     214,600      Storage Technology Corp.*                          6,223,400
                                                                  ------------
                                                                  $ 12,396,374
                                                                  ------------
                  Electronic Equipment & Instruments - 2.2%
     230,080      W.W. Grainger, Inc.                             $ 13,229,600
                                                                  ------------
                  Total Technology Hardware &
                  Equipment                                       $ 56,085,028
                                                                  ------------
                  Semiconductors - 0.6%
     260,900      Cypress Semiconductor Corp. (a)*                $  3,702,171
                                                                  ------------
                  Total Semiconductors                            $  3,702,171
                                                                  ------------
                  Utilities - 6.4%
                  Electric Utilities - 4.6%
     148,675      Constellation Energy Group                      $  5,634,783
     140,350      DTE Energy Co.                                     5,689,789
     115,315      Entergy Corp.                                      6,458,793
     347,300      PG&E Corp.*                                        9,703,562
                                                                  ------------
                                                                  $ 27,486,927
                                                                  ------------
                  Gas Utilities - 0.1%
      16,315      KeySpan Energy Corp.                            $    598,761
                                                                  ------------
                  Multi-Utilities & Unregulated Power - 1.7%
     920,000      Reliant Energy*                                 $  9,963,600
                                                                  ------------
                  Total Utilities                                 $ 38,049,288
                                                                  ------------
                  TOTAL COMMON STOCKS
                  (Cost $509,973,009)                             $586,198,453
                                                                  ------------

   Principal
      Amount                                                             Value
                 TEMPORARY CASH INVESTMENTS - 6.2%
                 Repurchase Agreement - 2.0%
$12,100,000      UBS Warburg, Inc. 1.25%,
                 dated 6/30/04, repurchase price of
                 $12,100,000 plus accrued interest on
                 7/1/04 collateralized by $11,094,000
                 U.S. Treasury Bill, 7.0%, 7/15/06                $ 12,100,000
                                                                  ------------

     Shares
                Security Lending Collateral - 4.2%
 25,038,825     Securities Lending
                Investment Fund, 1.29%                            $ 25,038,825
                                                                  ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $37,138,825)                                $ 37,138,825
                                                                  ------------
                TOTAL INVESTMENT
                IN SECURITIES - 104.1%
                (Cost $547,111,834) (a)                           $623,337,278
                                                                  ------------
                OTHER ASSETS AND
                LIABILITIES - (4.1)%                              $(24,737,403)
                                                                  ------------
                TOTAL NET ASSETS - 100.0%                         $598,599,875
                                                                  ============

*    Non-income producing security.
(a)  At June 30, 2004, the following securities were out on loan:


     Shares       Description                               Market Value
    105,980       Cypress Semiconductor Corp.*              $ 1,462,524
     14,695       Platinum Underwriter Holdings Ltd.            445,552
    249,900       Regal Entertainment Group                   4,510,695
    155,000       R.R. Donnelly & Sons Co.                    5,128,950
    263,720       SanDisk Corp.*                              5,909,965
    275,023       Utstarcom, Inc*                             8,363,449
                                                            -----------
                  Total                                     $25,821,135
                                                            ===========

6  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                        Ended         Year         Year         Year       5/1/00
                                                                       6/30/04        Ended       Ended        Ended         to
Class II                                                             (unaudited)    12/31/03    12/31/02(a)   12/31/01    12/31/00
Net asset value, beginning of period                                  $  20.32      $  14.86      $ 17.28      $ 17.75     $16.89
                                                                      --------      --------      -------      -------     ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $  (0.01)     $   0.06      $  0.04      $  0.14     $ 0.07
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   1.78          5.44        (1.96)        0.94       2.01
                                                                      --------      --------      -------      -------     ------
  Net increase (decrease) from investment operations                  $   1.77      $   5.50      $ (1.92)     $  1.08     $ 2.08
Distributions to shareowners:
 Net investment income                                                   (0.06)        (0.04)       (0.04)       (0.08)     (0.13)
 Net realized gain                                                       (0.21)           --        (0.46)       (1.47)     (1.09)
                                                                      --------      --------      -------      -------     ------
 Net increase (decrease) in net asset value                           $   1.50      $   5.46      $ (2.42)     $ (0.47)    $ 0.86
                                                                      --------      --------      -------      -------     ------
 Net asset value, end of period                                       $  21.82      $  20.32      $ 14.86      $ 17.28     $17.75
                                                                      ========      ========      =======      =======     ======
Total return*                                                             8.72 %       37.09%      (11.38)%       6.22%     13.35 %
Ratio of net expenses to average net assets+                              0.96%**       1.00%        1.07%        1.11%      1.01%**
Ratio of net investment income to average net assets+                     0.39%**       0.60%        0.24%        0.10%      0.37%**
Portfolio turnover rate                                                     71%**         52%          68%          95%        85%**
Net assets, end of period (in thousands)                              $399,833      $211,120      $61,038      $10,195     $1,943
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             0.96%**       1.00%        1.07%        1.11%      1.01%**
 Net investment income                                                    0.39%**       0.60%        0.24%        0.10%      0.37%**
Ratios with waiver of management fees and assumption of expenses by
 PIM and reduction for fees paid indirectly:
 Net expenses                                                             0.96%**       1.00%        1.07%        1.11%      1.01**
 Net investment income                                                    0.39%**       0.60%        0.24%        0.10%      0.37**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratios with no reduction for fees paid indirectly.

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         Pioneer
                                                                                         Mid Cap
                                                                                          Value
                                                                                      VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $25,821,135)
   (Cost $547,111,834)                                                                $623,337,278
 Cash                                                                                      232,088
 Foreign currencies, at value                                                                   --
 Receivables --
   Investment securities sold                                                            9,079,092
   Fund shares sold                                                                        824,503
   Variation margin                                                                             --
   Dividends, interest and foreign taxes withheld                                          422,351
   Forward foreign currency settlement contracts, net                                           --
   Due from Pioneer Investment Management, Inc.                                                 --
 Other                                                                                          --
                                                                                      ------------
     Total assets                                                                     $633,895,312
                                                                                      ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                    $  9,767,200
   Fund shares repurchased                                                                  17,620
   Dividends                                                                                    --
   Upon return of securities loaned                                                     25,038,825
   Forward foreign currency settlement contracts, net                                           --
 Reserve for repatriation taxes                                                                 --
 Due to bank                                                                                    --
 Due to affiliates                                                                         439,928
 Accrued expenses                                                                           31,864
                                                                                      ------------
     Total liabilities                                                                $ 35,295,437
                                                                                      ------------
NET ASSETS:
 Paid-in capital                                                                      $491,654,895
 Accumulated net investment income (loss)                                                1,141,650
 Accumulated undistributed net realized gain (loss)                                     29,577,886
 Net unrealized gain (loss) on:
   Investments                                                                          76,225,444
   Futures contracts                                                                            --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                           --
                                                                                      ------------
     Total net assets                                                                 $598,599,875
                                                                                      ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                         $198,767,124
 Shares outstanding                                                                      9,037,285
                                                                                      ------------
 Net asset value per share                                                            $      21.99
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                         $399,832,751
 Shares outstanding                                                                     18,321,840
                                                                                      ------------
   Net asset value per share                                                          $      21.82


8   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Pioneer
                                                                  Mid Cap Value
                                                                  VCT Portfolio
                                                                   Six Months
                                                                      Ended
                                                                     6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $5,324)               $ 3,149,536
 Interest                                                               61,832
 Income on securities loaned, net                                        6,732
 Other                                                                      --
                                                                   -----------
    Total investment income                                        $ 3,218,100
                                                                   -----------
EXPENSES:
 Management fees                                                   $ 1,558,884
 Transfer agent fees                                                     1,432
 Distribution fees (Class II)                                          369,014
 Administrative fees                                                    41,873
 Custodian fees                                                         39,878
 Professional fees                                                      37,060
 Printing                                                               23,211
 Fees and expenses of nonaffiliated trustees                                --
 Miscellaneous                                                           5,011
                                                                   -----------
    Total expenses                                                 $ 2,076,363
    Less management fees waived and expenses assumed
     by Pioneer Investment Management, Inc.                                 --
                                                                   -----------
    Net expenses                                                   $ 2,076,363
                                                                   -----------
      Net investment income (loss)                                 $ 1,141,737
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                     $31,570,054
   Futures contracts                                                        --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                       --
                                                                   -----------
                                                                   $31,570,054
                                                                   -----------
 Change in net unrealized gain or loss from:
   Investments                                                     $ 7,930,499
   Futures contracts                                                        --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                       --
                                                                   -----------
                                                                   $ 7,930,499
                                                                   -----------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                               $39,500,553
                                                                   ===========
 Net increase (decrease) in net assets resulting
   from operations                                                 $40,642,290
                                                                   ===========

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      Pioneer Mid Cap
                                                    Value VCT Portfolio
                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $  1,141,737       $  1,803,484
Net realized gain (loss) on investments         31,570,054          6,004,760
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                   7,930,499         75,230,670
                                              ------------       ------------
  Net increase (decrease) in net assets
    resulting from operations                 $ 40,642,290       $ 83,038,914
                                              ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $   (711,725)      $   (438,494)
 Class II                                       (1,067,643)          (236,135)
Net realized gain
 Class I                                        (1,863,831)                --
 Class II                                       (3,740,321)                --
Tax return of capital
 Class I                                                --                 --
 Class II                                               --                 --
                                              ------------       ------------
  Total distributions to shareowners          $ (7,383,520)      $   (674,629)
                                              ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $196,943,386       $161,143,658
Reinvestment of distributions                    7,383,520            674,611
Cost of shares repurchased                     (20,342,972)       (44,550,616)
                                              ------------       ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $183,983,934       $117,267,653
                                              ------------       ------------
 Net increase (decrease) in net assets        $217,242,704       $199,631,938
                                              ------------       ------------
NET ASSETS:
Beginning of period                           $381,357,171       $181,725,233
                                              ------------       ------------
End of period                                 $598,599,875       $381,357,171
                                              ============       ============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $  1,141,650       $  1,779,281
                                              ============       ============

10  The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio)
      (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
      Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
      Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
      Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Mid Cap Value Portfolio had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

                                                               Pioneer
                                                            Mid Cap Value
                                                            VCT Portfolio
                                                                 2003
                                                            --------------
Distributions paid from:
Ordinary Income                                               $   674,629
Long-Term capital gain                                                 --
                                                              -----------
                                                              $   674,629
Return of Capital                                                      --
                                                              -----------
  Total distributions                                         $   674,629
                                                              ===========
Distributable Earnings
  (Accumulated Losses):
Undistributed ordinary income                                 $ 3,095,345
Undistributed long-term gain/
 (Capital loss carryforward)                                    4,286,038
Unrealized appreciation (depreciation)                         66,304,827
                                                              -----------
  Total                                                       $73,686,210
                                                              ===========


   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $352,423 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $87,247 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

                                                                                          Net
                                                    Gross             Gross          Appreciation/
                                 Tax Cost       Appreciation       Depreciation      (Depreciation)
---------------------------------------------------------------------------------------------------
Mid Cap Value Portfolio       $549,097,482      $120,657,540       $(46,417,744)      $74,239,796
                              ============      ============       =============      ===========


6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $343,646,689 and $167,846,365, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Mid Cap Value Portfolio            '04 Shares     '04 Amount       '03 Shares       '03 Amount
------------------------------------------------------------------------------------------------
CLASS I:
Shares sold                         1,350,399    $ 28,801,387       2,677,744     $ 46,157,551
Reinvestment of distributions         117,892       2,575,556          26,084          438,476
Shares repurchased                   (746,981)    (15,842,125)     (2,465,836)     (40,592,863)
                                    ---------    ------------      ----------     ------------
 Net increase                         712,400    $ 15,534,818         237,992     $  6,003,164
                                    =========    ============      ==========     ============
CLASS II:
Shares sold                         7,925,107    $168,141,999       6,515,291     $114,986,107
Reinvestment of distributions         221,974       4,807,964          93,450          236,135
Shares repurchased                   (214,474)     (4,500,847)     (1,080,224)      (3,957,753)
                                    ---------    ------------      ----------     ------------
 Net increase                       7,932,607    $168,449,116       6,280,420     $111,264,489
                                    =========    ============      ==========     ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

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16

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                                                                              17

[PIONEER INVESTMENTS LOGO]


Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer


Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16080-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST

                          Pioneer Small Company VCT Portfolio -- Class II Shares




                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
-------------------------------------------

Pioneer Small Company VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   8
  Notes to Financial Statements         12

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

U.S. Common Stocks                              88.7%
Temporary Cash Investment                        7.2%
Depositary Receipts for International Stocks     3.0%
International Common Stocks                      1.1%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Financials                                      22.9%
Industrials                                     16.5%
Information Technology                          13.6%
Consumer Discretionary                          12.2%
Health Care                                     12.1%
Energy                                           7.4%
Materials                                        6.5%
Consumer Staples                                 5.1%
Telecommunication Services                       2.8%
Utilities                                        0.9%

Five Largest Holdings
(As a percentage of equity holdings)

  1.      Advanta Corp. (Class B)       2.37%
  2.      Alliance Atlantis
          Communications, Inc.          1.80
  3.      Forest Oil Corp.              1.76
  4.      Corn Products
          International, Inc.           1.75
  5.      Nu Skin Enterprises Inc.      1.74

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $12.04            $11.35

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ --          $ --              $ --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Company VCT Portfolio at net asset value, compared to that of the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

  Date            Pioneer Small Company      Russell 2000
                  VCT Portfolio              Index

1/31/2001             $10,000                 $10,000
12/31/2001            $10,479                  $9,741
12/31/2002             $8,683                  $7,747
12/31/2003            $10,865                 $11,407
6/30/2004             $11,526                 $12,177

Index comparison begins 1/31/01. The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                              5.54%
(1/19/01)
1 Year                                                                    24.00%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the performance of Pioneer Small Company VCT Portfolio.

Q: How did Pioneer Small Company VCT Portfolio perform over this period?

A: For the six months ended June 30, 2004, Class II shares of the Portfolio returned 6.08% at net asset value. This result slightly trailed the Portfolio's benchmark, the Russell 2000 Index, which returned 6.76% over the same period.

Q: Please describe the background for small-company stocks over this period.

A: Stocks, led by small-cap issues, moved higher early in the year on the basis of solid earnings gains and encouraging job creation in many sectors of the economy. But investors began to retrench in the spring as demand for goods and services pushed prices higher. The expectation that the Federal Reserve Board would raise short-term rates in order to forestall inflationary trends became a reality near the end of the period. Troubling developments overseas and high energy prices also kept investors on the sidelines.

Q: Which stocks or sectors influenced performance favorably?

A: Good stock selection in consumer staples and financial services bolstered returns. NuSkin Enterprises continues to record impressive sales gains in Asia; Chinese consumers especially have embraced NuSkin's line of diet, health and beauty products. Shares of Chattem, which markets Gold Bond and Icy Hot among other brands, moved higher following resolution of pending legal issues.

   Alliance Atlantis, a Canadian cable operator and producer of the CSI television programs, rose as investors took a favorable view of management's restructuring efforts. Alliance also holds movie distribution rights for the Lord of the Rings series and the political documentary Fahrenheit 911. Wabtac, which fabricates components for rail cars, saw new orders increase in response to rising freight volumes. A pickup in air freight and security services aided the Brinks Company; the company also made progress in dealing with liabilities left over from its coal-mining days, when it was known as Pittston.

   Anticipating possible interest-rate hikes, we avoided thrifts and other rate-sensitive financial issues. Instead, we favored commercial banks whose business customers seemed likely to increase their borrowings as economic conditions improve. California-based City National and Texas Capital Bankshares both contributed positively to results. The acquisition of Staten Island Bank by Independence Community Bank also added to returns.

   For Advanta, the improving economy meant stepped up demand from its small business clients for credit cards and other business services, while Selective Insurance Group, a property and casualty insurer, benefited from increased premiums and a favorable claims experience. In technology, the buyout of American Management Systems by CGI made an important contribution.

Q: Which holdings had a negative impact over the period?

A: Disappointing earnings pressured shares of Power Integrations, which makes semiconductors for electronic devices, including chargers for cell phones and DC/AC converters. We believe the trend to miniaturization will eventually boost demand for the company's products. Elsewhere, First Healthgroup, a managed care company, fell victim to aggressive pricing on the part of competitors. Unifi, which makes synthetic yarns for textiles, fell sharply when it was unable to finalize a proposed manufacturing venture in China. Difficult times for the airlines have hurt AAR, which manufactures parts and components for aircraft, and its shares fell. Princeton Review, a provider of preparatory courses for college entrance and other exams, also declined, following a weak earnings report.

Q: What is your current outlook?

A: The Federal Reserve Board raised interest rates in June, but if the economy idles for a time an aggressive series of increases seems unlikely. In the meantime, equity valuations may already reflect the impact of higher rates. That circumstance has led to a number of attractive investment opportunities among small company stocks that we are analyzing as candidates for investment.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


Small-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

     Shares                                                                Value
                  COMMON STOCKS - 94.6%
                  Energy - 7.0%
                  Oil & Gas Drilling - 2.9%
        925       Atwood Oceanics, Inc.*                             $    38,619
      2,300       Grant Prideco, Inc.*                                    42,458
      8,550       Key Energy Services, Inc.*                              80,710
      3,363       Patterson Energy, Inc.                                 112,358
      5,075       Todco*                                                  78,510
                                                                     -----------
                                                                     $   352,655
                                                                     -----------
                  Oil & Gas Equipment And Services - 1.1%
      2,325       Gulfmark Offshore, Inc.*                           $    36,689
      3,575       Maverick Tube Corp.*                                    93,880
                                                                     -----------
                                                                     $   130,569
                                                                     -----------
                  Oil & Gas Exploration & Production - 2.2%
      7,550       Forest Oil Corp.*                                  $   206,266
      1,828       Spinnaker Exploration Co.*                              71,981
                                                                     -----------
                                                                     $   278,247
                                                                     -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 0.8%
      6,150       Plains Resources, Inc.*                            $   104,243
                                                                     -----------
                  Total Energy                                       $   865,714
                                                                     -----------
                  Materials - 6.1%
                  Commodity Chemicals - 1.1%
      5,800       Airgas, Inc.                                       $   138,678
                                                                     -----------
                  Gold - 0.5%
     10,550       IAMGOLD Corp. (a)                                  $    58,869
                                                                     -----------
                  Materials - 0.5%
        600       Mega Blocks, Inc.*                                 $     9,902
      2,950       Mega Blocks, Inc. (144A)*                               48,681
                                                                     -----------
                                                                     $    58,583
                                                                     -----------
                  Metal & Glass Containers - 0.3%
        900       Kennametal, Inc.                                   $    41,220
                                                                     -----------
                  Paper Products - 1.1%
      7,575       Wausau-Mosinee Paper Corp.                         $   131,048
                                                                     -----------
                  Precious Metals & Minerals - 1.2%
     11,550       Agnico Eagle Mines, Ltd. (a)                       $   152,576
                                                                     -----------
                  Specialty Chemicals - 0.6%
      8,925       Wellman, Inc.                                      $    72,560
                                                                     -----------
                  Steel - 0.8%
     10,000       Graftech International, Ltd.*                      $   104,600
                                                                     -----------
                  Total Materials                                    $   758,134
                                                                     -----------

     Shares                                                                Value
                  Capital Goods - 5.4%
                  Aerospace & Defense - 1.8%
      8,450       AAR Corp.*                                         $    95,908
      4,825       MTC Technologies, Inc.*                                124,582
                                                                     -----------
                                                                     $   220,490
                                                                     -----------
                  Construction, Farm Machinery &
                  Heavy Trucks - 1.4%
      9,950       Wabtec Corp.                                       $   179,498
                                                                     -----------
                  Construction & Engineering - 0.2%
      1,500       Insituform Technologies, Inc.*                     $    24,405
                                                                     -----------
                  Electrical Components & Equipment - 2.0%
      2,600       Digital Theater Systems, Inc.*                     $    67,912
     16,425       Power-One, Inc.*                                       180,347
                                                                     -----------
                                                                     $   248,259
                                                                     -----------
                  Total Capital Goods                                $   672,652
                                                                     -----------
                  Commercial Services & Supplies - 8.8%
                  Data Processing Services - 1.2%
      8,100       Gartner Group, Inc.*                               $   107,082
      1,775       TALX Corp.                                              43,363
                                                                     -----------
                                                                     $   150,445
                                                                     -----------
                  Commercial Printing - 0.8%
      3,400       John H. Harland Co.                                $    99,790
                                                                     -----------
                  Diversified Commercial Services - 4.8%
      4,951       The Brinks Co.                                     $   169,572
      2,175       Central Parking Corp.                                   40,651
      7,544       FTI Consulting, Inc.*                                  124,476
      3,775       Regis Corp.                                            168,327
      6,000       Tetra Tech, Inc.*                                       97,920
                                                                     -----------
                                                                     $   600,946
                                                                     -----------
                  Employment Services - 1.4%
      2,050       Corinthian Colleges, Inc.*                         $    50,717
     15,600       The Princeton Review, Inc.*                            118,092
                                                                     -----------
                                                                     $   168,809
                                                                     -----------
                  Environmental Services - 0.6%
     11,250       Newpark Resources, Inc.*                           $    69,750
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $ 1,089,740
                                                                     -----------
                  Transportation - 1.3%
                  Trucking - 1.3%
      3,000       Dollar Thrifty Automotive Group*                   $    82,320
      2,200       Forward Air Corp.*                                      82,280
                                                                     -----------
                                                                     $   164,600
                                                                     -----------
                  Total Transportation                               $   164,600
                                                                     -----------


4  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                Value
                  Consumer Durables & Apparel - 4.2%
                  Apparel, Accessories & Luxury Goods - 1.1%
      15,500      Charming Shoppes, Inc.*                            $   138,415
                                                                     -----------
                  Housewares & Specialties - 2.1%
       8,150      Tupperware Corp.                                   $   158,355
       3,450      Yankee Candle Co.*                                     100,913
                                                                     -----------
                                                                     $   259,268
                                                                     -----------
                  Photographic Products - 0.4%
       4,800      Creo Products*                                     $    42,144
                                                                     -----------
                  Textiles - 0.6%
      25,886      Unifi, Inc.*                                       $    75,846
                                                                     -----------
                  Total Consumer Durables & Apparel                  $   515,673
                                                                     -----------
                  Hotels, Restaurants & Leisure - 1.3%
                  Restaurants - 1.3%
       2,334      Applebee's International, Inc.                     $    53,729
       6,325      O'Charley's, Inc.*                                     108,727
                                                                     -----------
                                                                     $   162,456
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $   162,456
                                                                     -----------
                  Media - 2.8%
                  Movies & Entertainment - 1.7%
      11,425      Alliance Atlantis Communications, Inc.*            $   210,231
                                                                     -----------
                  Publishing - 1.1%
       6,750      Journal Register Co.*                              $   135,000
                                                                     -----------
                  Total Media                                        $   345,231
                                                                     -----------
                  Retailing - 3.3%
                  Apparel Retail - 0.4%
       2,175      Genesco, Inc.*                                     $    51,395
                                                                     -----------
                  Catalog Retail - 0.5%
       3,400      Insight Enterprises, Inc.*                         $    60,384
                                                                     -----------
                  General Merchandise Stores - 0.9%
       3,975      Tuesday Morning Corp.*                             $   115,275
                                                                     -----------
                  Specialty Stores - 1.5%
         900      Guitar Center, Inc.*                               $    40,023
       3,825      School Specialty, Inc.*                                138,886
                                                                     -----------
                                                                     $   178,909
                                                                     -----------
                  Total Retailing                                    $   405,963
                                                                     -----------
                  Food & Drug Retailing - 1.6%
                  Food Distributors - 0.8%
       2,214      THe J.M. Smucker Co.                               $   101,645
                                                                     -----------
                  Food Retail - 0.8%
       1,800      Fresh Del Monte Produce, Inc. (a)                  $    45,486
       3,300      Wild Oats Markets, Inc.*                                46,431
                                                                     -----------
                                                                     $    91,917
                                                                     -----------
                  Total Food & Drug Retailing                        $   193,562
                                                                     -----------

      Shares                                                               Value
                  Food, Beverage & Tobacco - 1.7%
                  Agricultural Products - 1.7%
       4,395      Corn Products International, Inc.                  $   204,587
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $   204,587
                                                                     -----------
                  Household & Personal Products - 1.6%
                  Household Products - 1.6%
       8,025      Nu Skin Enterprises, Inc.                          $   203,193
                                                                     -----------
                  Total Household & Personal
                  Products                                           $   203,193
                                                                     -----------
                  Health Care Equipment & Services - 10.2%
                  Health Care Distributors - 2.4%
       6,337      AMN Healthcare Services (a)*                       $    96,893
       2,625      Chattem, Inc.*                                          75,784
       6,600      Cross Country Healthcares, Inc. (a)*                   119,790
                                                                     -----------
                                                                     $   292,467
                                                                     -----------
                  Health Care Equipment - 1.1%
       4,625      Haemonetics Corp.*                                 $   137,131
                                                                     -----------
                  Health Care Facilities - 2.4%
       3,300      Lifepoint Hospitals, Inc.*                         $   122,826
       2,927      Sunrise Senior Living, Inc. (a)*                       114,563
       1,200      Universal Health Services, Inc. (Class B)               55,068
                                                                     -----------
                                                                     $   292,457
                                                                     -----------
                  Health Care Services - 3.7%
      20,875      Hooper Holmes, Inc.                                $   119,823
       4,496      Parexel International Corp.*                            89,021
       1,500      Pediatrix Medical Group, Inc.*                         104,775
       7,625      Providence Service Corp.*                              143,274
                                                                     -----------
                                                                     $   456,893
                                                                     -----------
                  Managed Health Care - 0.6%
       5,100      First Health Group Corp.*                          $    79,611
                                                                     -----------
                  Total Health Care Equipment &
                  Services                                           $ 1,258,559
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 1.3%
                  Biotechnology - 0.4%
       4,525      Cubist Pharmaceuticals, Inc.*                      $    50,228
                                                                     -----------
                  Pharmaceuticals - 0.9%
       4,500      Adolor Corp.*                                      $    57,060
       7,300      Alnylam Pharmaceuticals, Inc. (a)*                      55,188
                                                                     -----------
                                                                     $   112,248
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $   162,476
                                                                     -----------
                  Banks - 6.9%
                  Diversified Banks - 1.6%
       4,400      Provident Financial Services, Inc.                 $    77,220
       7,200      Texas Capital Bancshares, Inc.*                        119,520
                                                                     -----------
                                                                     $   196,740
                                                                     -----------


  The accompanying notes are an integral part of these financial statements.  5

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                                                Value
                  Regional Banks - 3.2%
        400       Alliance Bankshares Corp.*                         $     6,020
      1,500       City National Corp.                                     98,550
      3,575       Sterling Bancshares, Inc.                               50,729
      3,000       Virginia Commerce Bancorp, Inc.*                        88,530
      3,377       Whitney Holding Corp.                                  150,851
                                                                     -----------
                                                                     $   394,680
                                                                     -----------
                  Thrifts & Mortgage Finance - 2.1%
      4,500       Commercial Federal Corp.                           $   121,950
      2,975       Webster Financial Corp.                                139,885
                                                                     -----------
                                                                     $   261,835
                                                                     -----------
                  Total Banks                                        $   853,255
                                                                     -----------
                  Diversified Financials - 6.9%
                  Consumer Finance - 3.6%
     12,103       Advanta Corp. (Class B)                            $   277,401
     18,597       Rewards Network, Inc. (a)*                             167,373
                                                                     -----------
                                                                     $   444,774
                                                                     -----------
                  Investment Banking & Brokerage - 0.9%
      8,300       Apollo Investment Corp.*                           $   114,291
                                                                     -----------
                  Multi-Sector Holding - 1.4%
      3,600       Leucadia National Corp.                            $   178,920
                                                                     -----------
                  Diversified Financial Services - 1.0%
      2,800       Gabelli Asset Management, Inc.                     $   119,000
                                                                     -----------
                  Total Diversified Financials                       $   856,985
                                                                     -----------
                  Insurance - 2.1%
                  Property & Casualty Insurance - 2.1%
      1,120       First American Corp.                               $    28,997
      6,800       Quanta Capital Holdings (144A)*                         73,032
      3,970       Selective Insurance Group, Inc.                        158,324
                                                                     -----------
                                                                     $   260,353
                                                                     -----------
                  Total Insurance                                    $   260,353
                                                                     -----------
                  Real Estate - 5.6%
                  Real Estate Investment Trusts - 5.6%
      1,800       Camden Property Trust                              $    82,440
      2,700       Colonial Properties Trust                              104,031
      3,467       Healthcare Realty Trust, Inc.                          129,943
      9,107       Innkeepers USA Trust                                    93,893
      4,740       Prentiss Properties Trust                              158,885
      3,450       Shurgard Storage Centers, Inc.                         129,030
                                                                     -----------
                                                                     $   698,222
                                                                     -----------
                  Total Real Estate                                  $   698,222
                                                                     -----------

     Shares                                                                Value
                  Software & Services - 5.8%
                  Application Software - 3.7%
      1,300       Avid Technology, Inc.*                             $    70,941
      4,112       Fair Isaac & Co., Inc.                                 137,259
      2,850       Manhattan Associates, Inc.*                             88,008
      6,650       Mercury Computer Systems, Inc.*                        164,920
                                                                     -----------
                                                                     $   461,128
                                                                     -----------
                  Home Entertainment Software - 0.9%
     11,325       Plato Learning, Inc. (a)*                          $   112,231
                                                                     -----------
                  Internet Software & Services - 0.5%
      5,825       Lionbridge Technologies, Inc.*                     $    44,561
      1,000       PEC Solutions, Inc.*                                    11,930
                                                                     -----------
                                                                     $    56,491
                                                                     -----------
                  IT Consulting & Other Services - 0.2%
      1,500       ManTech International Corp.*                       $    28,155
                                                                     -----------
                  Systems Software - 0.5%
      7,500       Borland Software Corp.*                            $    63,675
                                                                     -----------
                  Total Software & Services                          $   721,680
                                                                     -----------
                  Technology Hardware & Equipment - 4.0%
                  Communications Equipment - 0.9%
      3,025       Avocent Corp.*                                     $   111,139
                                                                     -----------
                  Computer Storage & Peripherals - 0.6%
      2,700       Applied Films Corp.*                               $    78,354
                                                                     -----------
                  Electronic Equipment & Instruments - 0.6%
      5,475       Planar Systems, Inc.*                              $    73,310
                                                                     -----------
                  Electronic Manufacturing Services - 0.9%
      8,450       Plexus Corp.*                                      $   114,075
                                                                     -----------
                  Technology Distributors - 1.0%
      3,000       Tech Data Corp.*                                   $   117,390
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $   494,268
                                                                     -----------
                  Semiconductors - 3.1%
                  Semiconductor Equipment - 2.2%
        898       Cymer, Inc.*                                       $    33,621
      2,701       DuPont Photomasks, Inc. (a)*                            54,911
      4,796       Photronics, Inc.*                                       90,836
      2,401       Varian Semiconductor Equipment
                  Associates, Inc.*                                       92,583
                                                                     -----------
                                                                     $   271,951
                                                                     -----------
                  Semiconductors - 0.9%
      4,425       Power Integrations, Inc.*                          $   110,183
                                                                     -----------
                  Total Semiconductors                               $   382,134
                                                                     -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                                    Value
             Telecommunication Services - 2.7%
             Integrated Telecommunication Services - 2.0%
  8,400      Aeroflex, Inc.*                                         $   120,372
  8,284      CT Communications, Inc.                                     124,674
                                                                     -----------
                                                                     $   245,046
                                                                     -----------
             Wireless Telecommunication Services - 0.7%
  8,600      Boston Communications Group, Inc.*                      $    88,150
                                                                     -----------
             Total Telecommunication Services                        $   333,196
                                                                     -----------
             Utilities - 0.9%
             Gas Utilities - 0.9%
  2,525      People's Energy Corp.                                   $   106,429
                                                                     -----------
             Total Utilities                                         $   106,429
                                                                     -----------
             TOTAL COMMON STOCKS
             (Cost $10,109,655)                                      $11,709,062
                                                                     -----------
             TEMPORARY CASH INVESTMENTS - 7.3%
             Security Lending Collateral - 7.3%
906,301      Securities Lending
             Investment Fund, 1.29%                                  $   906,301
                                                                     -----------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $906,301)                                         $   906,301
                                                                     -----------
             TOTAL INVESTMENT
             IN SECURITIES - 101.9%
             (Cost $11,015,956) (a)                                  $12,615,363
                                                                     -----------
             OTHER ASSETS AND
             LIABILITIES - (1.9)%                                    $  (231,973)
                                                                     -----------
             TOTAL NET ASSETS - 100.0%                               $12,383,390
                                                                     ===========

*       Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $121,713 or 1.0% of net assets.
(a)     At June 30, 2004, the following securities were out on loan:


    Shares   Description                           Market Value
 10,160      Agnico Eagle Mines Ltd.              $134,823
  6,935      Alnylam Pharmaceuticals, Inc.*         49,239
  5,664      AMN Healthcare Services*               86,433
  4,797      Cross Country Healthcares, Inc.*       87,641
  2,305      DuPont Photomasks, Inc.*               46,169
  1,685      Fresh Del Monte Produce, Inc.          42,176
 10,497      IAMGOLD Corp.                          56,264
  9,001      Plato Learning, Inc.*                  90,460
 16,622      Rewards Network, Inc.*                153,754
  2,781      Sunrise Senior Living, Inc.*          108,292
                                                  --------
             Total                                $855,251
                                                  ========


  The accompanying notes are an integral part of these financial statements.   7

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        Six Months
                                                                           Ended          Year          Year         8/1/01
                                                                          6/30/04         Ended        Ended           to
Class II (a)                                                            (unaudited)     12/31/03      12/31/02      12/31/01
Net asset value, beginning of period                                     $11.35          $ 9.07       $ 10.95        $11.18
                                                                         ------          ------       -------        -----
Increase (decrease) from investment operations:
 Net investment income (loss)                                            $(0.03)         $(0.01)      $ (0.01)       $   --
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    0.72            2.29         (1.87)        (0.23)
                                                                         ------          ------       -------        ------
  Net increase (decrease) from investment operations                     $ 0.69          $ 2.28       $ (1.88)       $(0.23)
Distributions to shareowners
 Net investment income                                                       --              --            --            --
 Net realized gain                                                           --              --            --            --
                                                                         ------          ------       -------        ------
 Net increase (decrease) in net asset value                              $ 0.69          $ 2.28       $ (1.88)       $(0.23)
                                                                         ------          ------       -------        ------
 Net asset value, end of period                                          $12.04          $11.35       $  9.07        $10.95
                                                                         ======          ======       =======        ======
Total return*                                                              6.08%          25.14%       (17.14)%       (2.06)%
Ratio of net expenses to average net assets+                               1.48%**         1.52%         1.58%         1.68%**
Ratio of net investment income to average net assets+                     (0.55)%**       (0.23)%       (0.18)%        0.01%**
Portfolio turnover rate                                                      46%**           38%           53%           72%
Net assets, end of period (in thousands)                                 $8,809          $7,095       $ 3,419        $  938
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.73%**         2.67%         2.98%         6.71%**
 Net investment income (loss)                                             (0.80)%**       (1.38)%       (1.58)%        5.02%**

(a) Class 2 shares were first publicly offered on August 1, 2001.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


8  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     Pioneer
                                                                                      Small
                                                                                     Company
                                                                                  VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $855,251)
  (Cost $11,015,956)                                                              $12,615,363
 Cash                                                                                 704,756
 Foreign currencies, at value                                                              --
 Receivables --
  Investment securities sold                                                              923
  Fund shares sold                                                                      2,836
  Variation margin                                                                         --
  Dividends, interest and foreign taxes withheld                                        9,766
  Forward foreign currency settlement contracts, net                                       --
  Due from Pioneer Investment Management, Inc.                                             --
 Other                                                                                    408
                                                                                  -----------
   Total assets                                                                   $13,334,052
                                                                                  -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                 $        --
  Fund shares repurchased                                                               4,118
  Dividends                                                                                --
  Upon return of securities loaned                                                    906,300
  Forward foreign currency settlement contracts, net                                       --
 Reserve for repatriation taxes                                                            --
 Due to bank                                                                               --
 Due to affiliates                                                                     11,625
 Accrued expenses                                                                      28,619
                                                                                  -----------
   Total liabilities                                                              $   950,662
                                                                                  -----------
NET ASSETS:
 Paid-in capital                                                                  $11,122,927
 Accumulated net investment income (loss)                                             (26,069)
 Accumulated undistributed net realized gain (loss)                                  (312,875)
 Net unrealized gain (loss) on:
  Investments                                                                       1,599,407
  Futures contracts                                                                        --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                       --
                                                                                  -----------
   Total net assets                                                               $12,383,390
                                                                                  -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                      $ 3,574,012
 Shares outstanding                                                                   294,266
                                                                                  -----------
  Net asset value per share                                                       $     12.15
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                      $ 8,809,378
 Shares outstanding                                                                   731,606
                                                                                  -----------
  Net asset value per share                                                       $     12.04


  The accompanying notes are an integral part of these financial statements.   9

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Pioneer
                                                                    Small Company
                                                                    VCT Portfolio

                                                                      Six Months
                                                                        Ended
                                                                       6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $49)                      $ 50,058
 Interest                                                                 1,876
 Income on securities loaned, net                                         1,378
 Other                                                                       --
                                                                       --------
  Total investment income                                              $ 53,312
                                                                       --------
EXPENSES:
 Management fees                                                       $ 43,522
 Transfer agent fees                                                        497
 Distribution fees (Class II)                                             9,708
 Administrative fees                                                      9,250
 Custodian fees                                                          12,204
 Professional fees                                                       10,476
 Printing                                                                10,106
 Fees and expenses of nonaffiliated trustees                                 --
 Miscellaneous                                                              496
                                                                       --------
  Total expenses                                                       $ 96,259
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                               (14,892)
                                                                       --------
  Net expenses                                                         $ 81,367
                                                                       --------
    Net investment income (loss)                                       $(28,055)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                          $393,255
  Futures contracts                                                      13,667
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                     (3,327)
                                                                       --------
                                                                       $403,595
                                                                       --------
 Change in net unrealized gain or loss from:
  Investments                                                          $325,045
  Futures contracts                                                     (11,218)
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                         --
                                                                       --------
                                                                       $313,827
                                                                       --------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                    $717,422
                                                                       ========
 Net increase (decrease) in net assets resulting
  from operations                                                      $689,367
                                                                       ========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Pioneer Small Company
                                                        VCT Portfolio

                                                Six Months
                                                  Ended             Year
                                                 6/30/04            Ended
                                               (unaudited)        12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $   (28,055)      $    (9,162)
Net realized gain (loss) on investments            403,595          (296,269)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                     313,827         2,171,849
                                               -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                  $   689,367       $ 1,866,418
                                               -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $        --       $        --
 Class II                                               --                --
Net realized gain
 Class I                                                --                --
 Class II                                               --                --
Tax return of capital
 Class I                                                --                --
 Class II                                               --                --
                                               -----------       -----------
  Total distributions to shareowners           $        --       $        --
                                               -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $ 2,429,035       $ 6,156,243
Reinvestment of distributions                           --                --
Cost of shares repurchased                      (1,705,541)       (3,911,566)
                                               -----------       -----------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $   723,494       $ 2,244,677
                                               -----------       -----------
 Net increase (decrease) in net assets         $ 1,412,861       $ 4,111,095
                                               -----------       -----------
NET ASSETS:
Beginning of period                            $10,970,529       $ 6,859,434
                                               -----------       -----------
End of period                                  $12,383,390       $10,970,529
                                               ===========       ===========
Accumulated/(distributions in excess of)
 net investment income (loss)                  $   (26,069)      $     1,986
                                               ===========       ===========


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Small Company VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Small Company Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Small Company Portfolio had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Small Company VCT Portfolio had a capital loss carryforward of $613,713, of which the following amounts will expire between 2009 and 2011 if not utilized: $92,858 in 2009, $235,402 in 2010 and $284,913 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Pioneer
                                                             Small Company
                                                             VCT Portfolio
                                                                 2003
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                             $       --
  Long- Term capital gain                                             --
                                                              ----------
                                                                      --
  Return of Capital                                                   --
                                                              ----------
    Total distributions                                       $       --
                                                              ==========
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income                               $       --
  Undistributed long-term gain/
    (Capital loss carryforward)                                 (613,173)
  Unrealized appreciation (depreciation)                       1,184,269
                                                              ----------
    Total                                                     $  571,096
                                                              ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $9,419 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Pioneer Small Company VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $255 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,951 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------------
                                                                                      Net
                                                   Gross            Gross        Appreciation/
                                Tax Cost       Appreciation     Depreciation     (Depreciation)
------------------------------------------------------------------------------------------------------
Small Company Portfolio       $11,106,049       $1,913,795       $(404,481)        $1,509,314
                              -----------       ----------       ----------        ----------
------------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $3,888,393 and $2,470,587, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

------------------------------------------------------------------------------------------------------
Small Company Portfolio              '04 Shares      '04 Amount       '03 Shares         '03 Amount
------------------------------------------------------------------------------------------------------
  CLASS II:
  Shares sold                          26,644        $  310,139         286,397         $ 2,774,242
  Reinvestment of distributions            --                                --                  --
  Shares repurchased                  (71,189)         (828,339)       (324,514)         (3,132,628)
                                  --------------------------------------------------------------------
   Net increase (decrease)            (44,545)       $ (518,200)        (38,117)        $  (358,386)
                                  ====================================================================
  CLASS II:
  Shares sold                         180,783        $2,118,896         328,726         $ 3,382,001
  Reinvestment of distributions            --                                --                  --
  Shares repurchased                  (74,557)         (877,202)        (80,215)           (778,938)
                                  --------------------------------------------------------------------
   Net increase                       106,226        $1,241,694         248,511         $ 2,603,063
                                  ====================================================================
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

                                                                   16079-00-0804
                                                                  [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST

                          Pioneer Growth Shares VCT Portfolio -- Class II Shares




                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                            2
  Portfolio Management Discussion                                             3
  Schedule of Investments                                                     4
  Financial Statements                                                        7
  Notes to Financial Statements                                              11

Pioneer Growth Shares VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04


Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

U.S. Common Stocks                              91.8%
Depositary Receipts for International Stocks     8.2%


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Sector Distribution
(As a percentage of equity holdings)

Information Technology                          30.2%
Health Care                                     22.9%
Consumer Discretionary                          14.5%
Industrials                                     10.1%
Financials                                       8.6%
Consumer Staples                                 7.6%
Materials                                        3.5%
Telecommunication Services                       1.6%
Energy                                           1.0%

Five Largest Holdings
(As a percentage of equity holdings)

  1.       Microsoft Corp.                                  5.50%
  2.       Intel Corp.                                      4.41
  3.       Sandisk Corp.                                    3.05
  4.       Bristol-Myers Squibb Co.                         3.02
  5.       Samsung Electronics Co., Ltd.                    2.84

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $11.96            $12.10

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

  Date           Pioneer Growth Shares        Russell 1000
                 VCT Portfolio*               Index

10/31/1997              $10,000                 $10,000
                        $10,222                 $10,646
12/31/1998              $13,521                 $13,522
                        $14,539                 $16,351
12/31/2000              $13,539                 $15,079
                        $10,934                 $13,202
12/31/2002               $7,099                 $10,343
                         $8,855                 $13,436
6/30/2004                $8,753                 $13,883

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             -1.98%
(10/31/97)
5 Years                                                                  -10.08%
1 Year                                                                     9.42%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

The U.S. economy continued to grow during the first half of 2004, but the general investment environment for equities began turning slightly negative as rising corporate profit trends began to weaken, consumer spending was not as strong as expected, and markets began anticipating a tighter monetary policy from the Federal Reserve. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth Shares VCT Portfolio during the six-month period ended June 30, 2004. Mr. Galizio is a member of the Portfolio's management team.

Q: How did the Portfolio perform during the first half of 2004?

A: For the six-month period ended June 30, 2004, the Growth Shares Portfolio
   Class II had a total return of -1.16% at net asset value. For the same period, the Russell 1000 Growth Index returned 2.74%. We believe the Portfolio's underperformance was due to the overweight position in technology, particularly semi-conductor companies, early in the period.

Q: What was the general investment environment like during the period?

A: The overall market sentiment appeared to be turning negative late in the six-month period.

   The stock market surge that that had begun in March 2003 appeared to lose some energy. Several major corporations, including the retail and semi-conductor industries, began to report earnings disappointments, and we saw some weakening in profit trends, notably in the consumer and technology sectors. Consumer spending trends, in particular, appeared weak as over-extended consumers finally began to retrench from their high-spending patterns. As stock market investors anticipated the June 30 announcement by the Federal Reserve Board that it would begin to tighten monetary policy by raising short-term interest rates, the share prices of some consumer-oriented financial institutions began to fade. Industrial stocks, however, tended to outperform the overall market.

Q: What were your principal strategies during the period?

A: We restructured the Portfolio during the period, focusing on large-cap companies that we believed offered long-term value, above-average revenue growth, strong returns on capital and reasonable valuations in relation to their earnings potential. This strategy led to a reduced emphasis on the semi-conductor industry and increased weightings in the software, consumer discretionary and financial services areas.

   We reduced our semi-conductor holdings, eliminating positions in Applied Materials, Cypress Semiconductor, Texas Instruments and Maxim Technology. We did add Taiwan Semiconductor, a major manufacturer with an attractive stock valuation. Overall, however, semiconductor stocks went from an overweight to an underweight position relative to the benchmark S&P 500. The reduced weightings in technology tended to support performance.

   Conversely, we increased the Portfolio's emphasis on software companies, adding companies such as Macrovision, which has developed a technology to protect DVDs, CDs and other disc-based products from piracy, as well as Take-Two Interactive, the developer of video games, including Grand Theft Auto - the most successful game in history, with a new version soon to be introduced. We also added Fair Isaac, which has developed software to help credit card companies analyze the credit-worthiness of applicants. Fair Isaac tended to detract from performance late in the six-month period as it reported disappointing earnings, but we continued to hold it because of its attractive valuation.

   We moved from an underweight to an overweight in the consumer discretionary sector, taking advantage of attractive valuations of Disney, whose media and theme park properties have improved earnings outlooks, and Viacom, the owner of the CBS and MTV television networks among other properties. Among retailers, we sold our Wal-Mart position before the stock fell hard, investing in Target, Kohl's and Ross Stores.

   In addition, we increased the emphasis on financial services stocks, focusing on insurance companies with excellent valuations that were not as vulnerable to interest-rate increases as banks and other lenders. We continued to de-emphasize consumer staples, although we added Altria (the former Philip Morris), which offered a high dividend yield and an attractive stock price that we believed was the result of overly pessimistic market evaluations of the company's tobacco liability.

   In addition, we invested in First Data, the leader in processing of credit card transactions and owner of the Western Union system, and Accenture, an information technology services consulting firm.

Q: What were some of the investments that influenced performance?

A: Among newer holdings, Macrovision rose significantly during the period as its revenue grew faster than had been expected. Sepracor, a pharmaceutical company and a new holding, also advanced on positive news of a drug under development. Zimmer Holdings, a world leader in orthopedic products, including hip and knee replacements, was another health care position that did very well. The timely sale of Wal-Mart also supported performance.

   The overweight position in the semiconductor industry early during the six-month period held back performance, as valuations in that group fell hard. Corinthian Colleges, operator of adult vocational educational colleges and programs, was another detractor, as the SEC began an investigation of its financial records. However, we took advantage of the price decline to add to the position in Corinthian because of its goods long-term fundamentals.

   Lexar and Sandisk, two manufacturers of flash memories for cameras and cell phones, also fell on disappointing sales.

   Freeport-McMoRan, a leader in the copper mining industry and a strong support for performance in 2003, also declined both because of problems at one of its mines and because of fears of an economic slowdown in China, an important importer of copper. We increased our investment in the company because of its attractive price. We also believed it experienced some short-term production problems that would be resolved.

Q: What is your investment outlook?

A: We are cautions about the near-term opportunities in the domestic stock market, as stock valuations appear relatively expensive and the Federal Reserve Board has moved to a less accommodating monetary policy. The home refinancing boom of the past two years may hurt the future earnings of banks, while the technology industry faces a number of challenges, from pricing pressure on its products to calls to change the way many companies have treated stock options in their accounting. Health care stocks, however, appear to be more reasonably valued.

   Given this outlook, we are paying very strict attention to our analysis and selection of individual companies. We also have somewhat reduced our exposure to the domestic stock market with investments in Europe and the emerging markets. We have, for example, increased our position in Vodafone, the world's largest wireless communications service company, and we have added small holdings from Korea, Taiwan and Israel.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 99.6%
                  Energy - 1.0%
                  Integrated Oil & Gas - 1.0%
       2,500      ConocoPhillips                                     $   190,725
       4,200      Occidental Petroleum Corp.                             203,322
                                                                     -----------
                                                                     $   394,047
                                                                     -----------
                  Total Energy                                       $   394,047
                                                                     -----------
                  Materials - 3.5%
                  Diversified Metals & Mining - 3.5%
      19,700      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                          $   653,055
       8,900      Phelps Dodge Corp.*                                    689,839
                                                                     -----------
                                                                     $ 1,342,894
                                                                     -----------
                  Total Materials                                    $ 1,342,894
                                                                     -----------
                  Capital Goods - 6.9%
                  Aerospace & Defense - 1.1%
       6,200      L-3 Communications Holdings, Inc.                  $   414,160
                                                                     -----------
                  Electrical Component & Equipment - 1.3%
      15,200      General Electric Co.                               $   492,480
                                                                     -----------
                  Industrial Conglom - 4.5%
      16,900      American Standard Companies, Inc.*                 $   681,239
      21,400      Tyco International Ltd.                                709,196
       4,000      United Technologies Corp.                              365,920
                                                                     -----------
                                                                     $ 1,756,355
                                                                     -----------
                  Total Capital Goods                                $ 2,662,995
                                                                     -----------
                  Commercial Services & Supplies - 2.0%
                  Employment Services - 2.0%
      31,300      Corinthian Colleges, Inc.*                         $   774,362
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $   774,362
                                                                     -----------
                  Transportation - 1.2%
                  Trucking - 1.2%
       5,900      United Parcel Service                              $   443,503
                                                                     -----------
                  Total Transportation                               $   443,503
                                                                     -----------
                  Hotels, Restaurants & Leisure - 3.0%
                  Casinos & Gaming - 1.3%
      13,400      International Game Technology                      $   517,240
                                                                     -----------
                  Hotels, Resorts & Cruise Lines - 0.8%
       6,400      Carnival Corp.                                     $   300,800
                                                                     -----------
                  Restaurants - 0.9%
       9,100      Tricon Global Restaurants, Inc.*                   $   338,702
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $ 1,156,742
                                                                     -----------

      Shares                                                               Value
                  Media - 3.3%
                  Broadcasting & Cable TV - 0.9%
       9,300      Clear Channel Communications, Inc.                 $   343,635
                                                                     -----------
                  Movies & Entertainment - 2.4%
      21,300      The Walt Disney Co.                                $   542,937
      10,400      Viacom, Inc. (Class B)                                 371,488
                                                                     -----------
                                                                     $   914,425
                                                                     -----------
                  Total Media                                        $ 1,258,060
                                                                     -----------
                  Retailing - 8.2%
                  Apparel Retail - 2.3%
       5,400      Liz Claiborne, Inc.                                $   194,292
       3,900      Nike, Inc.                                             295,425
      15,200      Ross Stores, Inc.                                      406,752
                                                                     -----------
                                                                     $   896,469
                                                                     -----------
                  Department Stores - 2.1%
       7,500      J.C. Penney Co., Inc.                              $   283,200
      12,300      Kohl's Corp.*                                          520,044
                                                                     -----------
                                                                     $   803,244
                                                                     -----------
                  General Merchandise Stores - 2.4%
       9,900      Family Dollar Stores, Inc.                         $   301,158
      14,700      Target Corp.                                           624,309
                                                                     -----------
                                                                     $   925,467
                                                                     -----------
                  Home Improvement Retail - 1.4%
      10,000      Lowe's Companies, Inc.                             $   525,500
                                                                     -----------
                  Total Retailing                                    $ 3,150,680
                                                                     -----------
                  Food & Drug Retailing - 2.1%
                  Drug Retail - 0.6%
       5,900      Walgreen Co.                                       $   213,639
                                                                     -----------
                  Food Distributors - 1.5%
       8,500      Cardinal Health, Inc.                              $   595,425
                                                                     -----------
                  Total Food & Drug Retailing                        $   809,064
                                                                     -----------
                  Food, Beverage & Tobacco - 5.5%
                  Soft Drinks - 3.6%
      17,000      The Coca-Cola Co.                                  $   858,160
       9,800      PepsiCo, Inc.                                          528,024
                                                                     -----------
                                                                     $ 1,386,184
                                                                     -----------
                  Tobacco - 1.9%
      14,500      Altria Group, Inc.                                 $   725,725
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $ 2,111,909
                                                                     -----------

4  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Health Care Equipment & Services - 10.8%
                  Health Care Distributors - 5.7%
      47,400      Bristol-Myers Squibb Co.                           $ 1,161,300
       6,203      Teva Pharmaceutical Industries, Ltd.                   417,400
      17,100      Wyeth                                                  618,336
                                                                     -----------
                                                                     $ 2,197,036
                                                                     -----------
                  Health Care Equipment - 4.3%
      16,700      Guidant Corp.                                      $   933,196
       5,400      St. Jude Medical, Inc.*                                408,510
       3,500      Zimmer Holdings, Inc.*                                 308,700
                                                                     -----------
                                                                     $ 1,650,406
                                                                     -----------
                  Managed Health Care - 0.8%
       2,800      Wellpoint Health Networks, Inc.*                   $   313,628
                                                                     -----------
                  Total Health Care Equipment &
                  Services                                           $ 4,161,070
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 11.9%
                  Biotechnology - 2.8%
      12,758      Amgen, Inc.*                                       $   696,204
      35,400      Cubist Pharmaceuticals, Inc.*                          392,940
                                                                     -----------
                                                                     $ 1,089,144
                                                                     -----------
                  Pharmaceuticals - 9.1%
      16,000      Merck & Co., Inc.                                  $   760,000
      27,851      Pfizer, Inc.                                           954,732
      17,200      Sepracor, Inc.*                                        909,880
      23,400      Schering-Plough Corp.                                  432,432
      14,400      Sanofi-Synthelabo SA (A.D.R.)*                         460,656
                                                                     -----------
                                                                     $ 3,517,700
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $ 4,606,844
                                                                     -----------
                  Banks - 2.3%
                  Diversified Banks - 1.1%
       4,900      Bank of America Corp.                              $   414,638
                                                                     -----------
                  Thrifts & Mortgage Finance - 1.2%
       7,400      Freddie Mac                                        $   468,420
                                                                     -----------
                  Total Banks                                        $   883,058
                                                                     -----------
                  Diversified Financials - 1.3%
                  Consumer Finance - 0.6%
      15,900      Providian Financial Corp.*                         $   233,253
                                                                     -----------
                  Investment Banking & Brokerage - 0.7%
       2,800      Goldman Sachs Group, Inc.                          $   263,648
                                                                     -----------
                  Total Diversified Financials                       $   496,901
                                                                     -----------

         Shares                                                            Value
                  Insurance - 5.0%
                  Insurance Brokers - 0.8%
       8,200      Willis Group Holdings, Ltd.                        $   307,090
                                                                     -----------
                  Multi-Line Insurance - 2.4%
      13,000      American International Group, Inc.                 $   926,640
                                                                     -----------
                  Property & Casualty Insurance - 1.8%
       9,000      ACE, Ltd.                                          $   380,520
       7,400      Safeco Corp.                                           325,600
                                                                     -----------
                                                                     $   706,120
                                                                     -----------
                  Total Insurance                                    $ 1,939,850
                                                                     -----------
                  Software & Services - 11.6%
                  Application Software - 8.4%
       9,200      Fair Isaac & Co., Inc.                             $   307,096
      74,000      Microsoft Corp.                                      2,113,440
      21,500      Macrovision Corp.*                                     538,145
       9,500      Veritas Software Corp.*                                263,150
                                                                     -----------
                                                                     $ 3,221,831
                                                                     -----------
                  Data Processing & Outsourced Services - 1.5%
      12,600      First Data Corp.                                   $   560,952
                                                                     -----------
                  Home Entertainment Software - 0.7%
       9,300      Take-Two Interactive Software, Inc.*               $   284,952
                                                                     -----------
                  IT Consulting & Other Services - 1.0%
      14,100      Accenture, Ltd.*                                   $   387,468
                                                                     -----------
                  Total Software & Services                          $ 4,455,203
                                                                     -----------
                  Technology Hardware & Equipment - 13.0%
                  Communications Equipment - 1.8%
      16,600      Nokia Corp. (A.D.R.)                               $   241,364
      15,100      Utstarcom, Inc.*                                       456,775
                                                                     -----------
                                                                     $   698,139
                                                                     -----------
                  Computer Hardware - 4.3%
      21,800      Dell, Inc.*                                        $   780,876
      41,600      Hewlett-Packard Co.                                    877,760
                                                                     -----------
                                                                     $ 1,658,636
                                                                     -----------
                  Computer Storage & Peripherals - 4.1%
      61,800      Lexar Media, Inc.*                                 $   412,824
      53,900      Sandisk Corp.*                                       1,169,091
                                                                     -----------
                                                                     $ 1,581,915
                                                                     -----------
                  Electronic Equipment &
                  Instruments - 2.8%
       5,300      Samsung Electronics Co., Ltd.*                     $ 1,091,126
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $ 5,029,816
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.  5

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Semiconductors - 5.5%
  61,300      Intel Corp.                                            $ 1,691,880
  51,100      Taiwan Semiconductor
              Manufacturing Co. (A.D.R.)                                 424,641
                                                                     -----------
                                                                     $ 2,116,521
                                                                     -----------
              Total Semiconductors                                   $ 2,116,521
                                                                     -----------
              Telecommunication Services - 1.6%
              Wireless Telecommunication Services - 1.6%
  27,100      Vodafone Group Plc (A.D.R.)                            $   598,911
                                                                     -----------
              Total Telecommunication Services                       $   598,911
                                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $38,249,059)                                     $38,392,430
                                                                     -----------
              TOTAL INVESTMENT
              IN SECURITIES - 99.6%
              (Cost $38,249,059)                                     $38,392,430
                                                                     -----------
              OTHER ASSETS AND
              LIABILITIES - 0.4%                                     $   169,200
                                                                     -----------
              TOTAL NET ASSETS - 100.0%                              $38,561,630
                                                                     ===========

*        Non-income producing security.
(A.D.R.) American Depository Receipt

6   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended        Year         Year        Year      5/1/00
                                                                        6/30/04      Ended        Ended        Ended        to
Class II (a)                                                          (unaudited)   12/31/03     12/31/02    12/31/01    12/31/00
Net asset value, beginning of period                                  $12.10         $ 9.70      $ 14.94      $18.50      $21.68
                                                                      ------         ------      -------      ------      ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $(0.01)        $(0.02)     $ (0.13)     $(0.05)     $(0.03)
 Net realized and unrealized gain (loss) on investments                (0.13)          2.42        (5.11)      (3.51)      (1.23)
                                                                      ------         ------      -------      ------      ------
  Net increase (decrease) from investment operations                  $(0.14)        $ 2.40      $ (5.24)     $(3.56)     $(1.26)
Distributions to shareowners:
 Net investment income                                                    --             --           --          --          --
 Net realized gain                                                        --             --           --          --       (1.92)
                                                                      ------         ------      -------      ------      ------
Net increase (decrease) in net asset value                            $(0.14)        $ 2.40      $ (5.24)     $(3.56)     $(3.18)
                                                                      ------         ------      -------      ------      ------
Net asset value, end of period                                        $11.96         $12.10      $  9.70      $14.94      $18.50
                                                                      ======         ======      =======      ======      ======
Total return*                                                          (1.16)%        24.74%      (35.07)%     19.24%      (6.36)%
Ratio of net expenses to average net assets+                            1.16%**        1.44%        1.63%       1.58%       1.03%**
Ratio of net investment income (loss) to average net assets+           (0.17)%**      (0.40)%      (0.64)%     (0.61)%     (0.33)%**
Portfolio turnover rate                                                  208%**          58%          86%        111%         95%**
Net assets, end of period (in thousands)                              $5,592         $3,049      $   263      $  658      $  203
Ratios with no waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.16%* *       1.44%        1.63%       1.58%       0.73%**
 Net investment income (loss)                                          (0.17)%**      (0.40)%      (0.64)%     (0.61)%     (0.11)%**

(a) Class 2 shares were first publicly offered on May 1, 2000.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.   7

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Pioneer
                                                                       Growth
                                                                       Shares
                                                                   VCT Portfolio
ASSETS:
 Investment in securities, at value (Cost $38,249,059)             $ 38,392,430
 Cash                                                                   166,266
 Foreign currencies, at value                                                --
 Receivables --
   Investment securities sold                                           350,395
   Fund shares sold                                                          --
   Variation margin                                                          --
   Dividends, interest and foreign taxes withheld                        44,334
   Forward foreign currency settlement contracts, net                        --
   Due from Pioneer Investment Management, Inc.                              --
 Other                                                                      470
                                                                   ------------
   Total assets                                                    $ 38,953,895
                                                                   ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                   $   328,381
  Fund shares repurchased                                                 8,488
  Dividends                                                                  --
  Upon return of securities loaned                                           --
  Forward foreign currency settlement contracts, net                         --
 Reserve for repatriation taxes                                              --
 Due to bank                                                                 --
 Due to affiliates                                                       27,887
 Accrued expenses                                                        27,509
                                                                   ------------
   Total liabilities                                               $    392,265
                                                                   ------------
NET ASSETS:
 Paid-in capital                                                   $ 78,004,905
 Accumulated net investment income (loss)                                 2,672
 Accumulated undistributed net realized gain (loss)                 (39,589,318)
 Net unrealized gain (loss) on:
  Investments                                                           143,371
  Futures contracts                                                          --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                         --
                                                                   ------------
   Total net assets                                                $ 38,561,630
                                                                   ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                       $ 32,969,391
 Shares outstanding                                                   2,724,557
                                                                   ------------
  Net asset value per share                                        $      12.10

 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                       $  5,592,239
 Shares outstanding                                                     467,443
                                                                   ------------
  Net asset value per share                                        $      11.96


8   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Pioneer
                                                                       Growth
                                                                       Shares
                                                                   VCT Portfolio

                                                                      Six Months
                                                                        Ended
                                                                       6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,046)                 $   179,113
 Interest                                                                  2,776
 Income on securities loaned, net                                             --
 Other                                                                        --
                                                                     -----------
  Total investment income                                            $   181,889
                                                                     -----------
EXPENSES:
 Management fees                                                     $   135,655
 Transfer agent fees                                                       1,508
 Distribution fees (Class II)                                              5,230
 Administrative fees                                                       9,250
 Custodian fees                                                           11,802
 Professional fees                                                        14,662
 Printing                                                                     30
 Fees and expenses of nonaffiliated trustees                                  --
 Miscellaneous                                                             1,080
                                                                     -----------
  Total expenses                                                     $   179,217
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                     --
                                                                     -----------
  Net expenses                                                       $   179,217
                                                                     -----------
    Net investment income (loss)                                     $     2,672
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                        $ 1,809,705
  Futures contracts                                                           --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                     -----------
                                                                     $ 1,809,705
                                                                     -----------
 Change in net unrealized gain or loss from:
  Investments                                                        $(2,214,548)
  Futures contracts                                                           --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                     -----------
                                                                     $(2,214,548)
                                                                     -----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                  $  (404,843)
                                                                     ===========
 Net increase (decrease) in net assets resulting
  from operations                                                    $  (402,171)
                                                                     ===========


  The accompanying notes are an integral part of these financial statements.   9

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Pioneer Growth
                                                       Shares VCT Portfolio

                                                    Six Months
                                                      Ended              Year
                                                     6/30/04            Ended
                                                   (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                       $     2,672       $   (20,270)
Net realized gain (loss) on investments              1,809,705        (3,697,565)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                      (2,214,548)       11,680,101
                                                   -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                      $  (402,171)      $ 7,962,266
                                                   -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                           $        --       $    (4,477)
 Class II                                                   --                --
Net realized gain
 Class I                                                    --                --
 Class II                                                   --                --
Tax return of capital
 Class I                                                    --                --
 Class II                                                   --                --
                                                   -----------       -----------
  Total distributions to shareowners               $        --       $    (4,477)
                                                   -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                   $ 3,453,095       $ 4,104,812
Reinvestment of distributions                               --             4,477
Cost of shares repurchased                          (3,287,636)       (8,277,302)
                                                   -----------       -----------
 Net increase (decrease) in net assets
  resulting from fund share transactions           $   165,459       $(4,168,013)
                                                   -----------       -----------
 Net increase (decrease) in net assets             $  (236,712)      $ 3,789,776
                                                   -----------       -----------
NET ASSETS:
Beginning of period                                $38,798,342       $35,008,566
                                                   -----------       -----------
End of period                                      $38,561,630       $38,798,342
                                                   ===========       ===========
Accumulated/(distributions in excess of)
 net investment income (loss)                      $     2,672       $        --
                                                   ===========       ===========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Growth Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Growth Shares Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004 there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Growth Shares Portfolio had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Growth Shares VCT Portfolio had a capital loss carryforward of $40,517,554, of which the following amounts will expire between 2008 and 2011 if not utilized: $4,132,928 in 2008, $9,820,202 in
   2009, $19,245,183 in 2010 and $7,319,241 in 2011.

   The portfolio elected to defer $85,372 in capital losses recognized between November 1, 2003 and December 31, 2003 to its fiscal year ending December 31, 2004.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Pioneer
                                                                   Growth Shares
                                                                   VCT Portfolio
                                                                       2003
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                                  $      4,477
  Long-Term capital gain                                                     --
                                                                   ------------
                                                                          4,477
  Return of Capital                                                          --
                                                                   ------------
     Total distributions                                           $      4,477
                                                                   ============
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income                                    $         --
  Undistributed long-term gain/
     (Capital loss carryforward)                                    (40,517,554)
  Unrealized appreciation (depreciation)                              1,561,822
                                                                   ------------
     Total                                                         $(38,955,732)
                                                                   ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $26,397 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,232 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                                                        Net
                                                   Gross             Gross         Appreciation/
                                Tax Cost       Appreciation      Depreciation      (Depreciation)
---------------------------------------------------------------------------------------------------
Growth Shares Portfolio       $39,045,156       $1,123,103       $(1,775,829)       $(652,726)
                              ===========       ==========       ===========        =========
---------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $39,697,597 and $38,914,354, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

---------------------------------------------------------------------------------------------------
Growth Shares Portfolio           '04 Shares     '04 Amount    '03 Shares      '03 Amount
---------------------------------------------------------------------------------------------------

 CLASS II:
 Shares sold                         50,359     $   618,962       91,892       $ 1,012,931
 Reinvestment of distributions           --              --          403             4,477
 Shares repurchased                (251,629)     (3,068,841)    (731,375)       (7,757,809)
                                   ----------------------------------------------------------------
  Net increase                     (201,270)    $(2,449,879)    (639,080)      $(6,740,401)
                                   ================================================================
 CLASS II:
 Shares sold                        233,502     $ 2,834,133      271,796       $ 3,091,881
 Reinvestment of distributions           --              --           --                --
 Shares repurchased                 (18,080)       (218,795)     (46,885)         (519,493)
                                   ----------------------------------------------------------------
  Net increase                      215,422     $ 2,615,338      224,911       $ 2,572,388
                                   ================================================================
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                            This page for your notes.

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16

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                                                                              17

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16076-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer International Value VCT Portfolio -- Class II Shares




                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3
  Schedule of Investments                                                      4
  Financial Statements                                                         7
  Notes to Financial Statements                                               11

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Financials                              25.0%
Consumer Discretionary                  13.8%
Industrials                             12.0%
Telecommunication Services               9.6%
Consumer Staples                         9.4%
Materials                                7.9%
Energy                                   6.8%
Health Care                              6.6%
Information Technology                   6.4%
Utilities                                2.5%

Geographical Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Japan                                   26.4%
United Kingdom                          21.4%
France                                  14.6%
Switzerland                              8.5%
Germany                                  5.7%
Netherlands                              4.6%
Italy                                    4.2%
Spain                                    3.0%
South Korea                              2.1%
Brazil                                   1.1%
Turkey                                   1.1%
Finland                                  1.0%
Belgium                                  1.0%
Russia                                   1.0%
Other (individually less than 1%)        4.3%

Five Largest Holdings
(As a percentage of equity holdings)

1.   BP Amoco Plc                   3.17%
2.   Vodafone Group Plc             2.76
3.   Total SA                       2.33
4.   Mitsubishi Tokyo Financial
       Group, Inc.                  2.26
5.   Toyota Motor Co.               2.23

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                            6/30/04       12/31/03
Net Asset Value per Share                   $10.33        $10.04

Distributions per Share                     Short-Term        Long-Term
(1/1/04 - 6/30/04)            Dividends     Capital Gains     Capital Gains
                               $0.0431      $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

Date              Pioneer International     MSCI AC Wld
                  Value VCT Portfolio*      Fr USA+

3/95              $10,000                   $10,000
                  $10,945                   $10,960
6/96              $11,819                   $11,691
                  $12,227                   $11,929
6/98              $11,012                   $13,655
                  $15,859                   $17,877
6/00              $12,260                   $15,177
                  $ 9,325                   $12,218
6/02              $ 8,064                   $10,425
                  $10,675                   $14,740
6/04              $11,029                   $15,346

+ Index comparison begins on 2/28/95. The MSCI ACWF ex. U.S. Index is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

------------------------------------
Net Asset Value
------------------------------------
Life-of-Class                  1.04%
(3/1/95)
5 Years                       -1.24%
1 Year                        26.35%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

With the global recovery well under way, the six months ended June 30, 2004, proved to be a positive environment for international stocks. As Stefano Pregnolato, a member of the Portfolio's management team, highlights in this report, different industries and companies within those sectors are benefiting to a greater degree than others as the recovery solidifies.

Q: How did the Portfolio perform during the first half of fiscal 2004?

A: The market environment was generally favorable for international stocks. Low interest rates, improving corporate fundamentals and consumer demand helped drive stock prices higher. For the six months ended June 30, 2004, the Portfolio's Class II shares rose 3.32% at net asset value. In comparison, the Morgan Stanley Capital International (MSCI) All Country World Free
   Index excluding the United States grew 4.10% for the same period. A handful of stocks contributed to the Portfolio's underperformance relative to the benchmark - most notably Nokia (Finland), which is encountering strong competition in the communications equipment sector.

Q: What strategies or investments hurt performance most during the six months under review?

A: Information technology was the biggest disappointment for the reporting period. Even though the Portfolio's exposure to this sector was just below that of the benchmark, our decision to maintain a large exposure to Nokia (Finland) hurt performance. Nokia announced that profits later this year might not be as robust as originally thought.

   While the Portfolio's exposure to telecommunication services was in line with that of the benchmark, it largely consisted of Vodafone Group (United Kingdom) - one of the Portfolio's largest holdings on June 30. Vodafone delivered positive performance for the six months, but underperformed the sector overall. The stock came under pressure in late May, when Vodafone announced that forecasted earnings might be less than previously anticipated.

   The Portfolio's greater-than-benchmark exposure to health care investments did well but not as well as those constituting the benchmark. Finally, investments in consumer staples did well, but the Portfolio's underweighted position, relative to its benchmark, limited its participation in the rally of those stocks.

Q: What strategies or investments helped performance most during the six months under review?

A: The momentum for global economic growth shifted to Asia during the first quarter of 2004, particularly to Japan, where its resurging economy and reform efforts are being well received by investors. During the spring, we increased investments there. By June 30, the Portfolio's exposure to Japan was higher than that of the benchmark at 25.98% of total equity assets. The increase was very positive for the Portfolio. In addition, the Japanese market is less correlated to the U.S. economy than that of Europe or the rest of Asia - creating a valuable diversifying effect for the Portfolio.

   The sector allocation strategy also played a significant part in performance. We'd chosen to keep the Portfolio's exposure to energy stocks just below that of the benchmark, but our selection of companies, most specifically ENI (Italy), significantly outperformed those constituting the benchmark. Similarly, investments in utility holdings were below that of the benchmark, but they outperformed those in the benchmark and represented some of the strongest performers for the six-month period.

   With the increased global economic activity, consumer-related companies also outperformed during the six months ended June 30. Consumer discretionary companies led this group. Effective stock selection and our decision to overweight investments in this sector helped the Portfolio tremendously. Finally, we deemphasized the materials sector relative to the benchmark on account of our view that near-term fundamentals were weak. This strategy proved to be the right decision.

Q: Europe still represents the majority of the Portfolio's holdings. How are these investments faring?

A: European stocks generally moved in line with the benchmark. Stock price valuations are fair and supported by strong dividend yields. Growth across Europe is more moderate than outside the region, and that fact is discounted in stock prices. The strength of the euro eased a bit during the six months, but it continues to be a risk for European exporters.

Q: What is your outlook for the balance of the fiscal year?

A: We are cautious about the equity markets in an environment of rising interest rates. However, we see some opportunity in Japan as the signs of growth begin to build after essentially two decades of recession. We also see opportunities in key emerging markets where stronger balance sheets, domestic growth and political reform should provide the basis for good returns - notably Brazil, Russia and Turkey.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


International investing may involve special risks, including differences in accounting and currency, as well as economic instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  PREFERRED STOCKS - 0.5%
                  Telecommunication Services - 0.5%
                  Integrated Telecommunication Services - 0.5%
       10,100     Tele Norte Leste Participacoes (A.D.R)             $   128,573
                                                                     -----------
                  Total Telecommunication Services                   $   128,573
                                                                     -----------
                  TOTAL PREFERRED STOCKS
                  (Cost $121,829)                                    $   128,573
                                                                     -----------
                  COMMON STOCKS - 98.1%
                  Energy - 6.8%
                  Integrated Oil & Ga  - 4.5%
       84,110     BP Amoco Plc                                       $   746,617
       16,000     Eni S.p.A.                                             318,934
                                                                     -----------
                                                                     $ 1,065,551
                                                                     -----------
                  Oil & Gas Refining Marketing &
                  Transportation - 2.3%
        2,870     Total SA                                           $   550,021
                                                                     -----------
                  Total Energy                                       $ 1,615,572
                                                                     -----------
                  Materials - 7.8%
                  Commodity Chemicals - 1.0%
        4,200     BASF India, Ltd.                                   $   226,172
                                                                     -----------
                  Construction Materials - 2.2%
        3,800     CRH Plc                                            $    80,693
        6,200     Italcementi S.p.A.*                                     83,330
        1,600     Lafarge BR                                             143,501
        2,180     Vinci SA                                               220,516
                                                                     -----------
                                                                     $   528,040
                                                                     -----------
                  Diversified Metals & Mining - 2.2%
        3,850     Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                          $   127,628
        2,100     Norilsk Nickel                                         115,763
        6,090     Rio Tinto Plc                                          147,081
        4,000     Sandvik AB                                             137,040
                                                                     -----------
                                                                     $   527,512
                                                                     -----------
                  Specialty Chemicals - 1.6%
       23,400     Hitachi Chemical Company, Ltd.                     $   388,026
                                                                     -----------
                  Steel - 0.8%
       23,102     Broken Hill Proprietary Co., Ltd.                  $   202,242
                                                                     -----------
                  Total Materials                                    $ 1,871,992
                                                                     -----------
                  Capital Goods - 9.2%
                  Aerospace & Defense - 0.7%
        5,700     European Aeronautic Defence                        $   159,747
                                                                     -----------
                  Construction & Engineering - 3.2%
       13,449     Actividades de Construccion y Servicios, SA        $   227,379
        4,000     Compagnie de Saint Gobain (a)                          200,702
       93,000     Kajima Corp.                                           347,050
                                                                     -----------
                                                                     $   775,131
                                                                     -----------

      Shares                                                               Value
                  Electrical Components & Equipment - 4.5%
       86,000     Mitsubishi Electric Corp.*                         $   427,269
        7,900     NEC Electronics Corp (a)*                              492,426
        2,400     Schneider Electric SA                                  164,615
                                                                     -----------
                                                                     $ 1,084,310
                                                                     -----------
                  Industrial Machinery - 0.8%
       25,100     Scottish Power Plc                                 $   182,184
                                                                     -----------
                  Total Capital Goods                                $ 2,201,372
                                                                     -----------
                  Commercial Services & Supplies - 0.8%
                  Diversified Commercial Services - 0.8%
        8,100     TNT Post Group N.V.                                $   185,943
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $   185,943
                                                                     -----------
                  Transportation - 1.8%
                  Railroads - 1.8%
           78     East Japan Railway Co.                             $   440,064
                                                                     -----------
                  Total Transportation                               $   440,064
                                                                     -----------
                  Automobiles & Components - 4.1%
                  Auto Parts & Equipment - 0.3%
        1,500     Compagnie Generale des
                  Etablissements Michelin                            $    83,412
                                                                     -----------
                  Automobile Manufacturers - 3.8%
        3,000     Bayerische Motoren Werke AG                        $   133,429
        6,360     Hyundai Motor Co., Ltd.                                124,680
   27,216,000     Koc Holding AS*                                        122,855
       12,900     Toyota Motor Co.                                       526,110
                                                                     -----------
                                                                     $   907,074
                                                                     -----------
                  Total Automobiles & Components                     $   990,486
                                                                     -----------
                  Consumer Durables & Apparel - 2.1%
                  Homebuilding - 2.1%
       59,000     Sekisui Chemical Co., Ltd.                         $   501,648
                                                                     -----------
                  Total Consumer Durables & Apparel                  $   501,648
                                                                     -----------
                  Hotels, Restaurants & Leisure - 2.4%
                  Casinos & Gaming - 1.6%
        8,200     Sammy Corp.                                        $   393,532
                                                                     -----------
                  Restaurants - 0.8%
       12,000     GUS Plc                                            $   185,407
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $   578,939
                                                                     -----------
                  Media - 2.1%
                  Advertising - 0.4%
        3,000     Publics SA                                         $    89,380
                                                                     -----------
                  Publishing - 1.7%
        9,600     Vivendi Universal*                                 $   268,201
       13,700     Reed Elsevier Plc                                      133,638
                                                                     -----------
                                                                     $   401,839
                                                                     -----------
                  Total Media                                        $   491,219
                                                                     -----------

4  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Retailing - 2.9%
                  Distributors - 1.4%
      34,000      Mitsubishi Corp.                                   $   332,179
                                                                     -----------
                  General Merchandise Stores - 1.5%
       6,900      Ryohin Keikaku Co., Ltd.                           $   359,149
                                                                     -----------
                  Total Retailing                                    $   691,328
                                                                     -----------
                  Food & Drug Retailing - 5.0%
                  Drug Retail - 0.6%
      12,200      Boots Co., Plc*                                    $   152,573
                                                                     -----------
                  Food Retail - 4.4%
      16,700      Koninklijke Ahold NV*                              $   131,951
       7,266      Koninklijke Ahold NV (144A)*                            57,148
       1,890      Nestle SA (Registered Shares)                          505,706
      74,200      Tesco Plc                                              360,356
                                                                     -----------
                                                                     $ 1,055,161
                                                                     -----------
                  Total Food & Drug Retailing                        $ 1,207,734
                                                                     -----------
                  Food, Beverage & Tobacco - 3.1%
                  Tobacco - 3.1%
      19,820      British American Tobacco Plc                       $   308,534
          55      Japan Tobacco, Inc.*                                   429,378
                                                                     -----------
                                                                     $   737,912
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $   737,912
                                                                     -----------
                  Household & Personal Products - 1.2%
                  Household Products - 1.1%
       5,200      Uni-Charm Corp.*                                   $   260,449
                                                                     -----------
                  Personal Products - 0.1%
         480      Kose Corp.                                         $    18,533
                                                                     -----------
                  Total Household & Personal
                  Products                                           $   278,982
                                                                     -----------
                  Health Care Equipment & Services - 0.8%
                  Health Care Distributors - 0.4%
       1,600      Celesio AG                                         $    95,902
                                                                     -----------
                  Health Care Supplies - 0.4%
         560      Nobel Biocare Holding AG                           $    87,988
                                                                     -----------
                  Total Health Care Equipment &
                  Services                                           $   183,890
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 5.8%
                  Pharmaceuticals - 5.8%
      10,432      Astrazeneca Plc                                    $   470,123
       9,590      GlaxoSmithKline Plc                                    195,658
       3,788      Roche Holdings AG                                      376,498
       3,800      Sanofi-Synthelabo SA                                   241,753
       1,670      Schering AG                                             98,907
                                                                     -----------
                                                                     $ 1,382,939
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $ 1,382,939
                                                                     -----------


      Shares                                                               Value
                  Banks - 13.2%
                  Diversified Banks - 13.2%
       7,400      Allied Irish Banks Plc                             $   114,682
      44,300      Banca Intesa S.p.A.                                    173,896
      18,600      Banco Bilbao Vizcaya Argentaria SA                     249,844
      18,325      Barclays Plc                                           156,950
       5,520      BNP Paribas SA (a)                                     341,393
      10,345      Credit Agricole SA                                     253,013
       6,830      CS Group*                                              243,845
      18,000      Development Bank of Singapore, Ltd.                    151,460
      22,900      HSBC Holding Plc                                       343,363
       2,300      Kookmin Bank (A.D.R.) (a)*                              72,174
          57      Mitsubishi Tokyo Financial Group, Inc.*                533,456
      14,020      Royal Bank of Scotland Group Plc                       406,589
       6,100      Uniao de Bancos
                  Brasileiros SA (G.D.R.) (144A)                         120,597
                                                                     -----------
                                                                     $ 3,161,262
                                                                     -----------
                  Total Banks                                        $ 3,161,262
                                                                     -----------
                  Diversified Financials - 7.0%
                  Consumer Finance - 1.4%
       3,100      Aiful Corp.                                        $   327,006
                                                                     -----------
                  Diversified Financial Services - 4.8%
      12,400      ING Groep NV                                       $   295,025
       2,000      Lagardere SA                                           125,665
       2,519      Societe Generale                                       215,363
       7,150      UBS AG                                                 506,374
                                                                     -----------
                                                                     $ 1,142,427
                                                                     -----------
                  Specialized Finance - 0.8%
       3,800      Deutsche Boerse AG                                 $   193,950
                                                                     -----------
                  Total Diversified Financials                       $ 1,663,383
                                                                     -----------
                  Insurance - 3.1%
                  Life & Health Insurance - 0.7%
       6,100      Assicurazioni Generali                             $   165,417
                                                                     -----------
                  Multi-Line Insurance - 2.4%
      12,500      AXA SA                                             $   277,313
       1,860      Zurich Financial Services*                             295,149
                                                                     -----------
                                                                     $   572,462
                                                                     -----------
                  Total Insurance                                    $   737,879
                                                                     -----------
                  Real Estate - 1.4%
                  Real Estate Management & Development - 1.4%
      27,000      Mitsui Fudosan Co.                                 $   326,878
                                                                     -----------
                  Total Real Estate                                  $   326,878
                                                                     -----------
                  Software & Services - 1.2%
                  IT Consulting & Other Services - 0.9%
       1,700      Atos Origin*                                       $   109,984
      27,900      LogicaCMG Plc                                           93,699
                                                                     -----------
                                                                     $   203,683
                                                                     -----------

The accompanying notes are an integral part of these financial statements.     5

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  Software & Services - 0.3%
       6,500      T-Online International AG*                         $    74,140
                                                                     -----------
                  Total Software & Services                          $   277,823
                                                                     -----------
                  Technology Hardware & Equipment - 4.0%
                  Semiconductors - 1.1%
       9,500      Philips Electronics NV                             $   257,838
                                                                     -----------
                  Communications Equipment - 1.0%
      17,031      Nokia Oyj                                          $   247,134
                                                                     -----------
                  Computer Hardware - 0.5%
      42,100      Dixons Group Plc                                   $   126,465
                                                                     -----------
                  Electronic Equipment & Instruments - 1.4%
       1,200      Nidec Corp.                                        $   123,877
       2,790      Siemens                                                202,289
                                                                     -----------
                                                                     $   326,166
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $   957,603
                                                                     -----------
                  Semiconductors - 1.2%
         450      Samsung Electronics                                $   187,303
      21,400      United Microelectronics (A.D.R.) (a)*                   92,234
                                                                     -----------
                                                                     $   279,537
                                                                     -----------
                  Total Semiconductors                               $   279,537
                                                                     -----------
                  Telecommunication Services - 8.9%
                  Alternate Carriers - 0.7%
       6,200      France Telecom                                     $   162,653
                                                                     -----------
                  Integrated Telecommunication Services - 4.0%
       7,900      Belgacom SA*                                       $   241,431
       9,500      British Sky Broadcasting Plc                           108,058
      17,100      Mahanagar Telephone Nigam, Ltd.                        123,977
      15,630      Telefonica SA                                          232,388
      17,340      Telecom Italia Mobile S.p.A.                            98,728
      46,486      Telecom Italia S.p.A.                                  145,203
                                                                     -----------
                                                                     $   949,785
                                                                     -----------
                  Wireless Telecommunication Services - 4.2%
       1,000      Mobile Telesystems*                                $   122,000
       5,700      SK Telecom Co., Ltd.*                                  119,643
       4,100      Turkcell Iletism Hizmet (A.D.R.)*                      125,870
     295,011      Vodafone Group Plc                                     650,801
                                                                     -----------
                                                                     $ 1,018,314
                                                                     -----------
                  Total Telecommunication Services                   $ 2,130,752
                                                                     -----------


      Shares                                                               Value
                  Utilities - 2.4%
                  Electric Utilities - 2.4%
       4,433      E.On AG                                            $   321,491
      31,100      National Grid Transco Plc                              242,321
                                                                     -----------
                                                                     $   563,812
                                                                     -----------
                  Total Utilities                                    $   563,812
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $20,267,040)                                 $23,458,949
                                                                     -----------
                  TEMPORARY CASH INVESTMENT - 4.4%
                  Security Lending Collateral - 4.4%
   1,038,146      Securities Lending
                  Investment Fund, 1.29%                             $ 1,038,146
                                                                     -----------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $1,038,146)                                  $ 1,038,146
                                                                     -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 103.0%
                  (Cost $21,427,015) (a)(b)                          $24,625,668
                                                                     -----------
                  OTHER ASSETS
                  AND LIABILITIES - (3.0)%                           $  (709,954)
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $23,915,714
                                                                     ===========

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*        Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $177,745 or 0.7% of net assets.
(a) Distributions of investments by country of issue (excluding temporary cash investments), as a percentage of total investment in equity securities, is as follows:

         Japan                                  26.4%
         United Kingdom                         21.4
         France                                 14.6
         Switzerland                             8.5
         Germany                                 5.7
         Netherlands                             4.6
         Italy                                   4.2
         Spain                                   3.0
         South Korea                             2.1
         Brazil                                  1.1
         Turkey                                  1.1
         Finland                                 1.0
         Belgium                                 1.0
         Russia                                  1.0
         Other (individually less than 1%)       4.3
                                               -----
                                               100.0%
                                               =====

(b)      At June 30, 2004, the following securities were out on loan:

Shares       Description                            Market Value
  4,985      BNP Paribas SA                        $309,856
  3,800      Compagnie de Saint Gobain              190,433
  1,825      Kookmin Bank (A.D.R.)*                  57,269
  5,400      NEC Electronics Corp.*                 333,872
 20,320      United Microelectronics (A.D.R.)*       86,157
                                                   --------
             Total                                 $977,587
                                                   ========


6   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                               Six Months
                                                                                                 Ended            5/1/03
                                                                                                6/30/04             to
Class II (a)                                                                                  (unaudited)        12/31/03
Net asset value, beginning of period                                                            $10.04            $ 7.76
                                                                                                ------            ------
Increase (decrease) from investment operations:
 Net investment income                                                                          $ 0.01            $ 0.05
 Net realized and unrealized gain (loss) on investments and foreign currency transactions         0.32              2.29
                                                                                                ------            ------
  Net increase (decrease) from investment operations                                            $ 0.33            $ 2.34
Distributions to shareowners:
 Net investment income                                                                           (0.04)            (0.06)
 Net realized gain                                                                                  --                --
                                                                                                ------            ------
 Net increase (decrease) in net asset value                                                     $ 0.29            $ 2.28
                                                                                                ------            ------
 Net asset value, end of period                                                                 $10.33            $10.04
                                                                                                ------            ------
Total return*                                                                                     3.32%**          30.31%* *
Ratio of net expenses to average net assets+                                                      2.09%**           2.02%* *
Ratio of net investment income (loss) to average net assets+                                      1.12%**          (0.81)%**
Portfolio turnover rate                                                                            189%**             99%
Net assets, end of period (in thousands)                                                        $2,205            $1,081
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                     2.09%**           2.02%* *
 Net investment income (loss)                                                                     1.12%**          (0.81)%**

(a) Class 2 shares were first publicly offered on May 1, 2003.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.  7

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                      Pioneer
                                                                                   International
                                                                                       Value
                                                                                   VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $977,587)
   (Cost $21,427,015)                                                              $ 24,625,668
 Cash                                                                                   343,632
 Foreign currencies, at value                                                                --
 Receivables --
   Investment securities sold                                                           945,383
   Fund shares sold                                                                          --
   Variation margin                                                                          --
   Dividends, interest and foreign taxes withheld                                        43,287
   Forward foreign currency settlement contracts, net                                        --
   Due from Pioneer Investment Management, Inc.                                              --
 Other                                                                                      338
                                                                                   ------------
   Total assets                                                                    $ 25,958,308
                                                                                   ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                 $    896,946
   Fund shares repurchased                                                               50,440
   Dividends                                                                                 --
   Upon return of securities loaned                                                   1,038,146
   Forward foreign currency settlement contracts, net                                     3,112
 Reserve for repatriation taxes                                                              --
 Due to bank                                                                                584
 Due to affiliates                                                                       24,038
 Accrued expenses                                                                        29,328
                                                                                   ------------
   Total liabilities                                                               $  2,042,594
                                                                                   ------------
NET ASSETS:
 Paid-in capital                                                                   $ 35,249,709
 Accumulated net investment income (loss)                                               148,255
 Accumulated undistributed net realized gain (loss)                                 (14,677,563)
 Net unrealized gain (loss) on:
   Investments                                                                        3,198,653
   Futures contracts                                                                         --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                    (3,340)
                                                                                   ------------
   Total net assets                                                                $ 23,915,714
                                                                                   ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                      $ 21,710,796
 Shares outstanding                                                                   2,096,193
                                                                                   ------------
   Net asset value per share                                                       $      10.36
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                      $  2,204,918
 Shares outstanding                                                                     213,362
                                                                                   ------------
   Net asset value per share                                                       $      10.33


8  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 Pioneer
                                                           International Value
                                                              VCT Portfolio

                                                               Six Months
                                                                  Ended
                                                                 6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $37,883)          $   341,167
 Interest                                                              910
 Income on securities loaned, net                                    5,408
 Other                                                                  --
                                                               -----------
  Total investment income                                      $   347,485
                                                               -----------
EXPENSES:
 Management fees                                               $   116,707
 Transfer agent fees                                                 1,458
 Distribution fees (Class II)                                        1,882
 Administrative fees                                                 9,250
 Custodian fees                                                     27,002
 Professional fees                                                  36,283
 Printing                                                            5,128
 Fees and expenses of nonaffiliated trustees                            --
 Miscellaneous                                                       1,425
                                                               -----------
  Total expenses                                               $   199,135
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                               --
                                                               -----------
  Net expenses                                                 $   199,135
                                                               -----------
    Net investment income (loss)                               $   148,350
                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                                 $ 2,344,688
   Futures contracts                                                    --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies              (40,661)
                                                               -----------
                                                               $ 2,304,027
                                                               -----------
 Change in net unrealized gain or loss from:
   Investments                                                 $(1,630,701)
   Futures contracts                                                    --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies              (13,527)
                                                               -----------
                                                               $(1,644,228)
                                                               -----------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                           $   659,799
                                                               ===========
 Net increase (decrease) in net assets resulting
   from operations                                             $   808,149
                                                               ===========


  The accompanying notes are an integral part of these financial statements.   9

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Pioneer International
                                                     Value VCT Portfolio

                                                Six Months
                                                  Ended               Year
                                                 6/30/04              Ended
                                               (unaudited)          12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $   148,350         $   136,624
Net realized gain (loss) on investments          2,304,027            (857,791)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                  (1,644,228)          6,236,488
                                               -----------         -----------
  Net increase (decrease) in net assets
    resulting from operations                  $   808,149         $ 5,515,321
                                               -----------         -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $  (113,572)        $  (146,246)
 Class II                                           (8,890)                 (4)
Net realized gain
 Class I                                                --                  --
 Class II                                               --                  --
Tax return of capital
 Class I                                                --                  --
 Class II                                               --                  --
                                               -----------         -----------
  Total distributions to shareowners           $  (122,462)        $  (146,250)
                                               -----------         -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $ 2,046,605         $39,187,523
Reinvestment of distributions                      122,459             146,246
Cost of shares repurchased                      (2,526,547)         42,386,651)
                                               -----------         -----------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $  (357,483)        $(3,052,882)
                                               -----------         -----------
 Net increase (decrease) in net assets         $   328,204         $ 2,316,189
                                               -----------         -----------
NET ASSETS:
Beginning of period                            $23,587,510         $21,271,321
                                               -----------         -----------
End of period                                  $23,915,714         $23,587,510
                                               ===========         ===========
Accumulated/(distributions in excess of)
 net investment income (loss)                  $   148,255         $   122,367
                                               ===========         ===========


10  The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer International Value Portfolio (the Portfolio) is a Portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of International Value VCT Portfolio is to seek long-term capital growth.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. At June 30, 2004, there were no fair valued securities except as follows. All securities that trade in foreign markets whose closing prices are as of times prior to the close of the New York Stock Exchange ("NYSE") and that are held by International Value Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2004, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of June 30, 2004, the Portfolio had no reserves related to taxes on the repatriation of foreign currencies.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, International Value VCT Portfolio had a capital loss carryforward of $16,962,967 of which the following amounts will expire between 2007 and 2010 if not utilized: $2,465,434 in 2007, $7,057,019 in 2009, $5,309,516 in 2010 and $2,130,998 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Pioneer
                                                             International Value
                                                                VCT Portfolio
                                                                    2003
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                                $    146,250
  Long-Term capital gain                                                   --
                                                                 ------------
                                                                 $    146,250
  Return of Capital                                                        --
                                                                 ------------
    Total distributions                                          $    146,250
                                                                 ============
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income                                  $    122,367
  Undistributed long-term gain/
    (Capital loss carryforward)                                   (16,692,967)
  Unrealized appreciation (depreciation)                            4,820,918
                                                                 ------------
    Total                                                        $(12,019,682)
                                                                 ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

E. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

F. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 1.00% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $23,315 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

shareowner services to the Trust at negotiated rates. Included in due to affiliates is $259 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $464 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                            Net
                                                         Gross            Gross        Appreciation/
                                      Tax Cost       Appreciation     Depreciation     (Depreciation)
-----------------------------------------------------------------------------------------------------
 International Value Portfolio      $21,445,638       $3,451,463       $(271,433)        $3,180,030
                                    ===========       ==========       =========         ==========
-----------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $21,825,171 and $21,914,026, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

------------------------------------------------------------------------------------------------------
International Value Portfolio            '04 Shares   '04 Amount      '03 Shares    '03 Amount
------------------------------------------------------------------------------------------------------

 CLASS I:
 Shares sold                               82,417     $   841,974      148,266       $ 1,260,116
 Reinvestment of distributions             10,994         113,572       17,452           146,246
 Shares repurchased                      (234,008)     (2,386,367)    (658,580)       (5,442,461)
                                   -------------------------------------------------------------------
  Net increase (decrease)                (140,597)    $(1,430,821)    (492,862)      $(4,036,099)
                                   ===================================================================
 CLASS II:
 Shares sold                              118,388     $ 1,204,631      108,723       $   993,224
 Reinvestment of distributions                862           8,887           --                --
 Shares repurchased                       (13,519)       (140,180)      (1,092)          (10,077)
                                   -------------------------------------------------------------------
  Net increase (decrease)                 105,731     $ 1,073,338      107,631       $   983,217
                                   ===================================================================
------------------------------------------------------------------------------------------------------

8. Forward Foreign Currency Contracts

During the six months ended June 30, 2004, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. As of June 30, 2004, the Portfolio had no outstanding portfolio hedges.

Outstanding forward currency settlement contracts were as follows:

---------------------------------------------------------------------------------------------
                                                                                      Net
                                        Gross        Settlement      Gross        Receivable/
Portfolio                            Receivable         Date        Payable        (Payable)
---------------------------------------------------------------------------------------------
 International Value Portfolio        $(215,870)      7/1/04        $(218,202)      $(2,332)
 International Value Portfolio        $ (61,833)      7/1/04        $ (61,783)      $    50
 International Value Portfolio        $ 150,662       7/1/04        $ 151,021       $  (359)
 International Value Portfolio        $(177,285)      7/1/04        $(178,089)      $  (804)
 International Value Portfolio        $ (28,328)      7/1/04        $ (28,528)      $  (200)
 International Value Portfolio        $ 104,214       7/1/04        $ 103,313       $   901
 International Value Portfolio        $(220,184)      7/1/04        $(220,185)      $    (1)
 International Value Portfolio        $ 121,036       7/1/04        $ 121,403       $  (367)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16072-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST

                     Pioneer Real Estate Shares VCT Portfolio -- Class II Shares




                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3
  Schedule of Investments                                                      4
  Financial Statements                                                         5
  Notes to Financial Statements                                                9

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED DOCUMENT.]

U.S. Common Stocks                      100%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED DOCUMENT.]

Office                                   17.4%
Apartment                                16.8%
Regional Mall                            15.0%
Industrial                               12.7%
Shopping Center                          10.4%
Hotel                                     8.7%
Diversified                               8.5%
Self Storage                              4.1%
Cash                                      3.0%
Factory Outlet                            2.1%
Manufactured Homes                        1.0%
Health Care                               0.3%

Five Largest Holdings
(As a percentage of equity holdings)

  1.  Simon DeBartolo Group, Inc.                  6.00%
  2.  Boston Properties, Inc.                      5.02
  3.  Equity Residential Property Trust            4.36
  4.  ProLogis Trust                               3.97
  5.  Catellus Development Corp.                   3.91

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $19.52            $18.55

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $0.380        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE CHART IN THE PRINTED DOCUMENT.]

    Date         Pioneer Real Estate       Wilshire Real
                 Shares VCT Portfolio      Estate Securities Index

3/31/1995             $10,000                   $10,000
                      $11,674                   $11,322
12/31/1996            $15,680                   $15,497
                      $18,919                   $18,565
12/31/1998            $15,259                   $15,330
                      $14,460                   $14,841
12/31/2000            $18,905                   $19,403
                      $20,327                   $21,431
12/31/2002            $20,789                   $21,983
                      $27,952                   $30,133
6/30/2004             $29,978                   $32,226


+ Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             12.47%
(3/1/95)
5 Years                                                                   13.57%
1 Year                                                                    28.59%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Fear of higher interest rates, rising oil prices and the ongoing turmoil in Iraq contributed to volatile markets for the six months ended June 30, which made up the first half or your Portfolio's fiscal year. In this report, Mathew Troxell, a member of the Portfolio's management team, discusses the sector's positive returns amidst the shifting economic landscape and his expectations for 2004.

Q: Was the market and economic environment favorable for the Portfolio's investment strategy?

A: Real estate stocks, like most asset classes, experienced great volatility during the reporting period.

   With evidence suggesting that the U.S. economy was on its way to recovery, the real estate market rose strongly during the first quarter of 2004. However, in early April, the jobs report for March was surprisingly strong and sparked a sell-off in the bond market. Bond investors feared that the economy might be growing too fast and would ignite inflation. Interest rates began to rise, pushing bond prices down. Prices of real estate stocks also fell sharply even though historically they have exhibited a low correlation to bond prices. Rising oil prices and political uncertainty in Iraq further heightened investor concerns. During May and June, real estate investment trusts began to recover and picked up enough positive momentum to regain much of the ground lost in April - ending the six months with relatively strong performance gains.

   For the six months ended June 30, 2004, the Portfolio's Class II shares rose 7.24% at net asset value. In comparison, the Wilshire Real Estate Securities Index increased 6.96% for the same period.

Q: What investments helped performance during the six months?

A: Several holdings contributed positively to the Portfolio's returns. AvalonBay
   Communities, one of the Portfolio's largest holdings, is an apartment/multi-family real estate investment trust (REIT) that has benefited from the expectation of improving fundamentals for apartments. Job growth has been very positive for household formations, especially for young adults who are leaving home for the first time. This demographic group has the highest propensity to rent rather than buy. This stronger renter demand is giving apartment REIT managers, such as AvalonBay, greater pricing flexibility. In addition, rising interest rates should contribute to higher renter demand, because buying a home becomes a more expensive option.

   In the lodging sector, Starwood Hotels and Resorts performed well, particularly in the final two months of the reporting period. Starwood, as well as the sector in general, are benefiting from a recovery in lodging demand, which is directly correlated to the improving economy. Catellus Development, a real estate management and development company, holds a portfolio of high-quality predominately industrial properties generating strong cash flow. This REIT's positive performance was driven, in part, by management's decision to convert to REIT status early in 2004. The heightened investor interest helped it to outperform the benchmark during the six months.

Q: What investments hurt performance during the six months?

A: We believe that Simon Property Group is a solid company, but after consistently outperforming the real estate market during the multi-year rally through the first quarter of 2004, it, along with other retail names, lagged in the final months of the reporting period. Following the market correction this spring, it began to recover. However, when management announced in late June that it was acquiring Chelsea Property Group (also held by the Portfolio), investors reacted negatively. We view the proposed merger very positively, because we think Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail focus to Simon's current portfolio.

   Following disappointing performance last year, Apartment Investment and Management continued to lag the benchmark. This REIT, which owns a diverse portfolio of multi-family apartment complexes, suffered more than its peers as apartment fundamentals proved challenging last year and experienced lower-than-expected fee income and higher-than-expected apartment-turnover-related expenses last year - resulting in a reduced dividend. Even with the greater promise for improving fundamentals, we reduced the position this spring, because we tempered our view of its total return potential.

Q: What is your outlook for the balance of 2004?

A: We think that the various property types making up the real estate market are generally experiencing improving fundamentals. While real estate earnings typically lag an improvement in fundamentals, hotel and apartment landlords can respond fairly quickly. Should economic growth continue, however, we believe retail landlords will begin to lose the relative advantage they have previously enjoyed. We believe that it will fall to astute stock selection to separate the wheat from the chafe.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 97.4%
                  Hotels, Restaurants & Leisure - 5.3%
                  Hotels, Resorts & Cruise Lines - 5.3%
      75,000      Hilton Hotels Corp.*                               $ 1,399,500
      58,000      Starwood Hotels & Resorts                            2,601,300
                                                                     -----------
                                                                     $ 4,000,800
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $ 4,000,800
                                                                     -----------
                  Diversified Financials - 3.0%
                  Diversified Financial Services - 3.0%
      77,000      Brookfield Properties Corp.                        $ 2,213,750
                                                                     -----------
                  Total Diversified Financials                       $ 2,213,750
                                                                     -----------
                  Real Estate - 89.1%
                  Real Estate Management & Development - 4.0%
     115,500      Catellus Development Corp.                         $ 2,847,075
       8,200      Inland Real Estate Corp.*                              106,682
                                                                     -----------
                                                                     $ 2,953,757
                                                                     -----------
                  Real Estate Investment Trusts - 85.1%
      38,500      Apartment Investment & Management Co.              $ 1,198,505
      46,200      AMB Property Corp.                                   1,599,906
      22,400      Affordable Residential Communities*                    371,840
      16,500      Alexandria Real Estate Equities, Inc.                  936,870
      44,000      Arden Realty Group, Inc.                             1,294,040
      92,500      Archstone Communities Trust                          2,713,025
      50,000      AvalonBay Communities, Inc.*                         2,826,000
      73,100      Boston Properties, Inc.                              3,660,848
      17,500      Chelsea Property Group, Inc.                         1,141,350
      30,000      Camden Property Trust                                1,374,000
      10,000      Carramerica Realty Corp.                               302,300
      61,000      Developers Diversifies Realty Corp.                  2,157,570
      57,000      Duke Realty Investments, Inc.                        1,813,170
      79,000      Equity Office Properties Trust                       2,148,800
     107,000      Equity Residential Property Trust                    3,181,110
       5,800      First Potomac Realty Trust*                            111,186
      36,000      Federal Realty Investment Trust                      1,497,240
      79,500      General Growth Properties, Inc.                      2,350,815
      25,500      Highwoods Properties, Inc.*                            599,250

      Shares                                                               Value
     189,000      Host Marriott Corp.*                               $ 2,336,040
       6,000      Healthcare Realty Trust, Inc.                          224,880
       2,500      Kilroy Realty Corp.                                     85,250
      53,000      Liberty Property Trust                               2,131,130
      35,500      The Macerich Co.                                     1,699,385
      11,300      Manufactured Home Communities, Inc.                    375,047
       9,100      Mills Corp.                                            424,970
      10,500      Corporate Office Properties                            260,925
      88,000      ProLogis Trust                                       2,896,960
      29,300      Pan Pacific Retail Properties, Inc.                  1,480,236
      55,000      Prentiss Properties Trust                            1,843,600
      45,206      Public Storage, Inc.                                 2,079,928
      25,500      PS Business Parks Inc*                               1,026,120
      48,000      Regency Centers Corp.                                2,059,200
      35,000      The Rouse Co.*                                       1,662,500
       9,500      iStar Financial, Inc.*                                 380,000
      27,500      Shurgard Storage Centers, Inc.                       1,028,500
      15,800      Strategic Hotel Capital, Inc.*                         232,260
      85,000      Simon DeBartolo Group, Inc.                          4,370,700
      51,000      Taubman Centers, Inc.                                1,167,390
      37,600      Trizec Properties Inc.                                 611,376
      47,200      United Dominion Realty Trust                           933,616
      46,000      Vornado Realty Trust                                 2,627,060
      16,500      Western Resources, Inc.                                516,120
                                                                     -----------
                                                                     $63,731,018
                                                                     -----------
                  Total Real Estate                                  $66,684,775
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $55,838,852)                                 $72,899,325
                                                                     -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 97.4%
                  (Cost $55,838,852)                                 $72,899,325
                                                                     -----------
                  OTHER ASSETS AND
                  LIABILITIES - 2.6%                                 $ 1,967,974
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $74,867,299
                                                                     ===========

* Non-income producing security.


4   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months      Year        Year        Year         8/1/00
                                                                        Ended         Ended       Ended       Ended          to
Class II (a)                                                           6/30/04      12/31/03     12/31/02    12/31/01     12/31/00
Net asset value, beginning of period                                   $ 18.55       $ 14.45     $ 14.75     $ 14.40      $14.55
                                                                       -------       -------     -------     -------      ------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.38       $  0.68     $  0.55     $  0.41      $ 0.32
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                           0.97          4.18       (0.20)      0.63        (0.28)
                                                                       -------       -------     -------     -------      ------
  Net increase (decrease) from investment operations                   $  1.35       $  4.86     $  0.35     $  1.04      $ 0.04
Distributions to shareowners:
 Net investment income                                                   (0.38)        (0.56)      (0.65)      (0.52)      (0.09)
 Tax Return of Capital                                                      --         (0.20)         --       (0.17)      (0.10)
                                                                       -------       -------     -------     -------      ------
Net increase (decrease) in net asset value                             $  0.97       $  4.10     $ (0.30)    $  0.35      $(0.15)
                                                                       -------       -------     -------     -------      ------
Net asset value, end of period                                         $ 19.52       $ 18.55     $ 14.45     $ 14.75      $14.40
                                                                       =======       =======     =======     =======      ======
Total return*                                                             7.24%        34.45%       2.28%       7.52%       1.32  %
Ratio of net expenses to average net assets+                              1.19%**       1.28%       1.32%       1.52%       1.63%**
Ratio of net investment income (loss) to average net assets+              4.00%**       4.26%       4.21%       4.36%       7.54%**
Portfolio turnover rate                                                     43%**         20%         29%         34%         31%**
Net assets, end of period (in thousands)                               $44,570       $39,892     $31,985     $11,972      $1,770
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.19%**       1.28%       1.32%       1.52%       1.63%**
 Net investment income (loss)                                             4.00%**       4.26%       4.21%       4.36%       7.54%**

(a) Class 2 shares were first publicly offered on August 1, 2000.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.  5

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          Pioneer
                                                                        Real Estate
                                                                          Shares
                                                                       VCT Portfolio
ASSETS:
 Investment in securities, at value
  (Cost $55,838,852)                                                     $72,899,325
 Cash                                                                      1,906,225
 Foreign currencies, at value                                                     --
 Receivables --
  Investment securities sold                                               2,124,520
  Fund shares sold                                                           181,129
  Dividends, interest and foreign taxes withheld                             428,504
 Other                                                                           354
                                                                         -----------
   Total assets                                                          $77,540,057
                                                                         -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                        $  2,208,201
  Fund shares repurchased                                                    378,282
  Dividends                                                                       --
  Upon return for securities loaned                                               --
  Forward foreign currency portfolio hedge contracts, open -- net                 --
 Due to bank                                                                      --
 Due to affiliates                                                            66,321
 Accrued expenses                                                             19,954
 Other                                                                            --
                                                                         -----------
   Total liabilities                                                     $ 2,672,758
                                                                         -----------
NET ASSETS:
 Paid-in capital                                                         $57,527,714
 Accumulated net investment income (loss)                                    160,542
 Accumulated undistributed net realized gain (loss)                          118,570
 Net unrealized gain (loss) on:
  Investments                                                             17,060,473
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                              --
                                                                         -----------
   Total net assets                                                      $74,867,299
                                                                         -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                             $30,296,916
 Shares outstanding                                                        1,549,560
                                                                         -----------
  Net asset value per share                                              $     19.55
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                             $44,570,383
 Shares outstanding                                                        2,283,389
                                                                         -----------
  Net asset value per share                                              $     19.52


6   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Pioneer
                                                                Real Estate Shares
                                                                  VCT Portfolio

                                                                   Six Months
                                                                      Ended
                                                                     6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,676)                $1,885,996
 Interest                                                               18,128
 Income on securities loaned, net                                          535
 Other                                                                      --
                                                                    ----------
  Total investment income                                           $1,904,659
                                                                    ----------
EXPENSES:
 Management fees                                                    $  294,190
 Transfer agent fees                                                     1,494
 Distribution fees (Class II)                                           53,188
 Administrative fees                                                     9,250
 Custodian fees                                                         13,052
 Professional fees                                                      19,250
 Printing                                                                8,855
 Fees and expenses of nonaffiliated trustees                                --
 Miscellaneous                                                             899
                                                                    ----------
  Total expenses                                                    $  400,178
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                   --
                                                                    ----------
  Net expenses                                                      $  400,178
                                                                    ----------
    Net investment income (loss)                                    $1,504,481
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                       $3,075,780
  Futures contracts                                                         --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                        --
                                                                    ----------
                                                                    $3,075,780
                                                                    ----------
 Change in net unrealized gain or loss from:
  Investments                                                       $  359,869
  Futures contracts                                                         --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                        --
                                                                    ----------
                                                                    $  359,869
                                                                    ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                 $3,435,649
                                                                    ==========
 Net increase (decrease) in net assets resulting
  from operations                                                   $4,940,130
                                                                    ==========


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Pioneer Real Estate
                                                    Shares VCT Portfolio

                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                    $ 1,504,481       $  3,062,870
Net realized gain (loss) on investments           3,075,780           (474,302)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                      359,869         15,553,008
                                                -----------       ------------
  Net increase (decrease) in net assets
    resulting from operations                   $ 4,940,130       $ 18,141,576
                                                -----------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                        $  (637,400)      $ (1,422,912)
 Class II                                          (859,854)        (1,519,594)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                                -----------       ------------
  Total distributions to shareowners            $(1,497,254)      $ (2,942,506)
                                                -----------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                $ 7,974,724       $  9,753,610
Reinvestment of distributions                     1,497,254          2,942,506
Cost of shares repurchased                       (9,831,522)       (17,969,003)
                                                -----------       ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions        $  (359,544)      $ (5,272,887)
                                                -----------       ------------
 Net increase (decrease) in net assets          $ 3,083,332       $  9,926,183
                                                -----------       ------------
NET ASSETS:
Beginning of period                             $71,783,967       $ 61,857,784
                                                -----------       ------------
End of period                                   $78,867,299       $ 71,783,967
                                                ===========       ============
Accumulated/(distributions in excess of)
 net investment income (loss)                   $   160,542       $    153,315
                                                ===========       ============


8   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Real Estate Shares had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003,

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Real Estate Shares VCT Portfolio had a capital loss carryforward of $3,310,843, of which the following amounts will expire between 2007 and 2011 if not utilized: $2,238,450 in 2007, $619,294 in 2008 and $453,069 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

--------------------------------------------------------------------------------
                                                                     Pioneer
                                                                   Real Estate
                                                                     Shares
                                                                  VCT Portfolio
                                                                      2003
                                                                 --------------
  Distributions paid from:
  Ordinary Income*                                                 $ 2,171,485
  Long-Term capital gain                                                    --
                                                                   -----------
                                                                     2,171,485
  Return of Capital                                                         --
                                                                   -----------
  Total distributions                                              $ 2,171,485
                                                                   ===========
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income                                    $        --
  Undistributed long-term gain/
     (Capital loss carryforward)                                    (2,665,210)
  Unrealized appreciation (depreciation)                            16,408,604
                                                                   -----------
     Total                                                         $13,743,394
                                                                   ===========
--------------------------------------------------------------------------------

* Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Prior to June 30, 2004, the Portfolio has reclassified $21,639 to decrease net unrealized gain on investments, $6,268 to decrease accumulated undistributed net realized gain on investments and $27,907 to increase paid-in capital. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities

Pioneer Real Estate Shares VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $55,958 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $257 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $10,106 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------------
                                                                                           Net
                                                        Gross            Gross        Appreciation/
                                     Tax Cost       Appreciation     Depreciation     (Depreciation)
                                  --------------   --------------   --------------   ---------------
Real Estate Shares Portfolio       $56,411,455      $16,815,051       $(327,181)       $16,487,870
                                   -----------      -----------       ----------       -----------
----------------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $17,444,652 and $15,240,948, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

----------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio       '04 Shares      '04 Amount      '03 Shares          '03 Amount
----------------------------------------------------------------------------------------------------

 CLASS II:
 Shares sold                         46,990       $   914,044         153,884         $ 2,545,266
 Reinvestment of distributions       31,935           637,400          87,137           1,422,912
 Shares repurchased                (246,506)       (4,641,798)       (588,199)         (9,201,017)
                                   -----------------------------------------------------------------
  Net increase                     (167,581)      $(3,090,354)       (347,178)        $(5,232,839)
                                   =================================================================
 CLASS II:
 Shares sold                        367,646       $ 7,060,680         424,038         $ 7,208,344
 Reinvestment of distributions       43,174           859,854          92,474           1,519,594
 Shares repurchased                (278,022)       (5,189,724)       (578,790)         (8,767,986)
                                   -----------------------------------------------------------------
  Net increase                      132,798       $ 2,730,810         (62,278)        $   (40,048)
                                   -----------------------------------------------------------------
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16077-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                           Pioneer Equity Income VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   7
  Notes to Financial Statements         11

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification

(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks                      94.2%
Temporary Cash Investment                4.4%
Convertible Preferred Stocks             1.3%
Convertible Corporate Bonds              0.1%

Sector Distribution

(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]

Financials                              22.4%
Utilities                               16.1%
Energy                                  12.0%
Consumer Discretionary                  10.9%
Industrials                              9.3%
Health Care                              7.5%
Consumer Staples                         7.1%
Telecommunication Services               6.9%
Materials                                5.3%
Information Technology                   2.5%

Five Largest Holdings
(As a percentage of equity holdings)

  1.      ChevronTexaco Corp.              4.15%
  2.      ConocoPhillips                   3.93
  3.      PACCAR, Inc.                     3.78
  4.      Exxon Mobil Corp.                3.21
  5.      Charter One Financial, Inc.      3.07

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/04       12/31/03
Net Asset Value per Share     $ 18.62       $ 18.09

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.180       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following table was depicted as a line chart in the printed material.]

         Russell 1000 Value Index    Pioneer Equity Income VCT Portfolio*
         ------------------------    ------------------------------------
 3/95             10000                              10000
                  12632                              12025
12/96             15366                              13852
                  20773                              18732
12/98             24021                              22816
                  25787                              23092
12/00             27597                              26522
                  26054                              24673
12/02             22010                              20770
                  28620                              25466
12/04             29745                              26470

Index comparison begins 2/28/95. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             11.31%
(3/1/95)
5 Years                                                                    1.54%
1 Year                                                                    17.83%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04 (UNAUDITED)

In the following discussion, portfolio manager John Carey reviews the performance of Pioneer Equity Income VCT Portfolio over the six months ended June 30, 2004.

Q: How did the portfolio fare over the past six months?

A: Stock prices generally showed gains during the period. The Russell 1000 Value
   Index rose by 3.94%, and Pioneer Equity Income VCT Portfolio rose by exactly the same amount, 3.94% at net asset value. After the market of 2003, when the prices of many highly cyclical stocks moved dramatically, the first six months of 2004 saw investors return to steadier companies. Information technology, which had been the strongest performing sector in 2003 with the sharp recovery of many deeply depressed stocks, was one of the weakest areas of the market through June of this year. On the other hand, consumer staples, energy, and industrials all performed above the benchmark average as investors looked more favorably on companies with substantial earnings and also dividends.

   While financials actually underperformed the benchmark Russell 1000 Value Index, our Portfolio experienced the largest contribution to total return from our investments there. Two of our holdings, Charter One Financial and South Trust, received take-over bids from other banks at substantial premiums to their current share prices (and also to our average cost on the shares), producing sharp gains in the market value of those positions. We also did not own any shares of the lackluster performer Citigroup, a major component of the Russell index.

   Offsetting results came from our weightings and stock selection in telecommunications services and utilities. In telecomm, our AT&T stock declined as investors worried about mounting price competition amid slower growth. Further affecting our relative performance in that sector was our lack of ownership of AT&T Wireless, the cellular provider operating independently of its former parent since late 2001. That company received an acquisition offer from Cingular, a joint venture between two companies that we did own, BellSouth and SBC Communications. The stocks of those companies fell on concerns about the acquisition price, while stock in AT&T Wireless rose in recognition of the premium price to be paid.

   With regard to our holdings in the utilities sector, we have continued to favor the strong utilities with well-supported and consistent dividend-paying records. It so happened that some of the best-performing utility stocks during the period were the so-called turnaround stories, some of which had even sharply reduced or eliminated their dividends. We shall stick with our long-term strategy and emphasis on financial strength and business stability.

Q: What changes did you make to the Portfolio in the first half of the period?

A: Overall we added seven positions and liquidated nine. With the high oil prices and positive outlook for energy, we thought it reasonable to enlarge our exposure somewhat in that sector and added Occidental Petroleum. A specialist in coatings and other chemical products, Valspar shows good earnings potential as the economy improves. J. C. Penney has re-focused on its department stores after negotiating the sale of its sagging drugstore operation, and the results show it. Clorox, is benefiting from better management. Ameren and Equitable Resources were two additions in utilities, and U. S. Bancorp is a strong regional bank headquartered in Minneapolis. Little bespeaks quality and reliability better than a long dividend-paying record, and here is how our new holdings compare in that regard: Occidental Petroleum, payments every year since 1975; Valspar, each year since 1964; J.
   C. Penney, continuous payments starting in 1922; Clorox, without interruption since 1968; Ameren and Equitable Resources, since 1906 and 1950, respectively; and U. S. Bancorp, through its predecessor companies, an unbroken record going back all the way to the year of the Battle of Gettysburg, 1863.

   The list of names leaving the Portfolio in the period included Deere, Illinois Tool Works, Norfolk Southern, Tribune, Biomet, Bank of America, Merrill Lynch, Equity Office Properties, and Electronic Data Systems.

Q: What is your outlook on the stock market and the economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil prices provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the wonderful comparisons. And so it goes as well when it comes to discussion of international events and corporate-governance issues and much else: the glass is half empty, not half full, as the common expression goes. From our point of view, the market remains quite attractive, and especially the good companies with good records. Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. So our intention is to stay invested over the coming months, and to stay invested in the solid kinds of companies we always aim to own. Thank you for your support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)

   Shares                                                      Value
                  CONVERTIBLE PREFERRED STOCKS - 1.4%
                  Automobiles & Components - 1.4%
                  Automobile Manufacturers - 1.4%
    2,600         General Motors, 5.25%, 3/6/32         $     64,025
   55,600         Ford Capital Trust, 6.5%, 1/15/32        3,033,536
                                                        ------------
                                                        $  3,097,561
                                                        ------------
                  Total Automobiles & Components        $  3,097,561
                                                        ------------
                  TOTAL CONVERTIBLE PREFERRED STOCKS
                  (Cost $2,691,323)                     $  3,097,561
                                                        ------------
Principal
   Amount
                  CONVERTIBLE CORPORATE BOND - 0.0%
                  Retailing - 0.0%
                  Apparel Retail - 0.0%
 $200,000         Gap Inc., 5.75%, 3/15/09              $    311,000
                                                        ------------
                  Total Retailing                       $    311,000
                                                        ------------
                  TOTAL CONVERTIBLE CORPORATE BOND
                  (Cost $200,000)                       $    311,000
                                                        ------------
   Shares
                  COMMON STOCKS - 95.5%
                  Energy - 11.7%
                  Integrated Oil & Gas - 11.7%
   98,300         ChevronTexaco Corp.                   $  9,251,013
  114,865         ConocoPhillips                           8,763,051
  161,066         Exxon Mobil Corp.                        7,152,941
   35,000         Occidental Petroleum Corp.               1,694,350
                                                        ------------
                                                        $ 26,861,355
                                                        ------------
                  Total Energy                          $ 26,861,355
                                                        ------------
                  Materials - 5.2%
                  Commodity Chemicals - 1.7%
   50,300         Air Products & Chemicals, Inc.        $  2,638,235
   27,341         E.I. du Pont de Nemours and Co.          1,214,487
                                                        ------------
                                                        $  3,852,722
                                                        ------------
                  Construction Materials - 0.7%
   35,000         Vulcan Materials Co.                  $  1,664,250
                                                        ------------
                  Diversified Chemical - 0.7%
   25,300         PPG Industries, Inc.                  $  1,580,997
                                                        ------------
                  Paper Products - 0.8%
   62,400         Meadwestvaco Corp.                    $  1,833,936
                                                        ------------
                  Specialty Chemicals - 0.3%
   15,000         Valspar Corp.                         $    755,850
                                                        ------------
                  Steel - 1.0%
   24,700         Nucor Corp.                           $  1,895,972
   20,050         Roanoke Electric Steel Corp.               272,680
                                                        ------------
                                                        $  2,168,652
                                                        ------------
                  Total Materials                       $ 11,856,407
                                                        ------------

  Shares                                                Value
              Capital Goods - 8.6%
              Aerospace & Defense - 3.0%
  51,600      Boeing Co.                         $  2,636,244
  43,200      General Dynamics Corp.                4,289,760
                                                 ------------
                                                 $  6,926,004
                                                 ------------
              Electrical Components & Equipment - 1.6%
  59,000      Emerson Electric Co.               $  3,749,450
                                                 ------------
              Industrial Conglomerates - 2.7%
  58,100      Johnson Controls, Inc.             $  3,101,378
  32,700      United Technologies Corp.             2,991,396
                                                 ------------
                                                 $  6,092,774
                                                 ------------
              Industrial Machinery - 1.3%
  22,000      Gorman-Rupp Co.                    $    597,740
  92,200      The Timken Co.                        2,442,378
                                                 ------------
                                                 $  3,040,118
                                                 ------------
              Total Capital Goods                $ 19,808,346
                                                 ------------
              Transportation - 0.4%
              Railroads - 0.4%
  26,500      Burlington Northern, Inc.          $    929,355
                                                 ------------
              Total Transportation               $    929,355
                                                 ------------
              Automobiles & Components - 3.7%
              Automobile Manufacturers - 3.7%
 145,175      PACCAR, Inc.                       $  8,418,698
                                                 ------------
              Total Automobiles & Components     $  8,418,698
                                                 ------------
              Media - 3.2%
              Movies & Entertainment - 1.8%
 132,400      Cedar Fair, L.P. (a)               $  4,177,220
                                                 ------------
              Publishing - 1.4%
  40,500      McGraw-Hill Co., Inc.              $  3,101,085
                                                 ------------
              Total Media                        $  7,278,305
                                                 ------------
              Retailing - 2.3%
              Department Stores - 1.6%
  30,000      J.C. Penney Co., Inc.              $  1,132,800
  92,825      May Department Stores Co.             2,551,759
                                                 ------------
                                                 $  3,684,559
                                                 ------------
              General Merchandise Stores - 0.7%
  40,300      Sears, Roebuck and Co.             $  1,521,728
                                                 ------------
              Total Retailing                    $  5,206,287
                                                 ------------
              Food, Beverage & Tobacco - 5.4%
              Packaged Foods & Meats - 4.4%
 147,500      Campbell Soup Co.                  $  3,964,800
  47,300      General Mills, Inc.                   2,248,169
  73,700      H.J. Heinz Co., Inc.                  2,889,040
  46,900      Sara Lee Corp.                        1,078,231
                                                 ------------
                                                 $ 10,180,240
                                                 ------------


4  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

      Shares                                                    Value
                  Soft Drinks - 1.0%
      12,900      The Coca-Cola Co.                      $    651,192
      28,600      PepsiCo, Inc.                             1,540,968
                                                         ------------
                                                         $  2,192,160
                                                         ------------
                  Total Food, Beverage & Tobacco         $ 12,372,400
                                                         ------------
                  Household & Personal Products - 1.5%
                  Household Products - 1.5%
      20,000      Clorox Co.                             $  1,075,600
      39,200      Colgate-Palmolive Co.                     2,291,240
                                                         ------------
                                                         $  3,366,840
                                                         ------------
                  Total Household & Personal
                  Products                               $  3,366,840
                                                         ------------
                  Health Care Equipment & Services - 3.7%
                  Health Care Distributors - 2.8%
      88,900      Abbott Laboratories                    $  3,623,564
      50,600      Johnson & Johnson                         2,818,420
                                                         ------------
                                                         $  6,441,984
                                                         ------------
                  Health Care Equipment - 0.9%
      38,200      Becton, Dickinson & Co.                $  1,978,760
                                                         ------------
                  Total Health Care Equipment &
                  Services                               $  8,420,744
                                                         ------------
                  Pharmaceuticals & Biotechnology - 3.6%
                  Pharmaceuticals - 3.6%
      57,900      Eli Lilly & Co.                        $  4,047,789
      74,300      Merck & Co., Inc.                         3,529,250
      20,000      Pfizer, Inc.                                685,600
                                                         ------------
                                                         $  8,262,639
                                                         ------------
                  Total Pharmaceuticals &
                  Biotechnology                          $  8,262,639
                                                         ------------
                  Banks - 12.6%
                  Diversified Banks - 5.4%
     154,900      Charter One Financial, Inc.            $  6,845,031
      86,100      U.S. Bancorp                              2,372,916
      53,700      Wells Fargo & Co.                         3,073,251
                                                         ------------
                                                         $ 12,291,198
                                                         ------------
                  Regional Banks - 5.8%
      62,200      First Horizon National Corp.           $  2,828,234
      96,900      National City Corp.                       3,392,469
      79,600      SouthTrust Corp.                          3,089,276
      63,000      SunTrust Banks, Inc.                      4,094,370
                                                         ------------
                                                         $ 13,404,349
                                                         ------------
                  Thrifts & Mortgage Finance - 1.4%
      85,400      Washington Mutual, Inc.                $  3,299,856
                                                         ------------
                  Total Banks                            $ 28,995,403
                                                         ------------

      Shares                                                    Value
                  Diversified Financials - 3.5%
                  Asset Management & Custody Banks - 2.9%
      45,100      Eaton Vance Corp.                      $  1,723,271
      98,600      T. Rowe Price Associates, Inc.            4,969,440
                                                         ------------
                                                         $  6,692,711
                                                         ------------
                  Investment Banking & Brokerage - 0.6%
      43,100      A.G. Edwards, Inc.                     $  1,466,693
                                                         ------------
                  Total Diversified Financials           $  8,159,404
                                                         ------------
                  Insurance - 4.4%
                  Property & Casualty Insurance - 4.4%
      51,600      Chubb Corp.                            $  3,518,088
      86,800      Safeco Corp.                              3,819,200
      68,900      St. Paul Travelers Companies, Inc.        2,793,206
                                                         ------------
                                                         $ 10,130,494
                                                         ------------
                  Total Insurance                        $ 10,130,494
                                                         ------------
                  Real Estate - 1.1%
                  Real Estate Investment Trusts - 1.1%
      51,600      Simon DeBartolo Group, Inc.            $  2,653,272
                                                         ------------
                  Total Real Estate                      $  2,653,272
                                                         ------------
                  Software & Services - 0.8%
                  Application Software - 0.4%
      31,000      Microsoft Corp.                        $    885,360
                                                         ------------
                  Data Processing & Outsourced Services - 0.4%
      25,000      Automatic Data Processing, Inc.        $  1,047,000
                                                         ------------
                  Total Software & Services              $  1,932,360
                                                         ------------
                  Technology Hardware & Equipment - 1.6%
                  Computer Hardware - 1.6%
      44,300      Diebold, Inc.                          $  2,342,141
      40,000      Hewlett-Packard Co.                         844,000
       6,200      IBM Corp.*                                  546,530
                                                         ------------
                                                         $  3,732,671
                                                         ------------
                  Total Technology Hardware &
                  Equipment                              $  3,732,671
                                                         ------------
                  Telecommunication Services - 6.6%
                  Integrated Telecommunication Services - 6.6%
      41,800      Alltel Corp.                           $  2,115,916
     170,000      AT&T Corp.                                2,487,100
      98,500      BellSouth Corp.                           2,582,670
     169,800      SBC Communications, Inc.                  4,117,650
     110,000      Verizon Communications, Inc.              3,980,900
                                                         ------------
                                                         $ 15,284,236
                                                         ------------
                  Total Telecommunication Services       $ 15,284,236
                                                         ------------


   The accompanying notes are an integral part of these financial statements.  5

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                   Value
              Utilities - 15.6%
              Electric Utilities - 10.1%
  60,000      Ameren Corp.                          $  2,577,600
  55,800      American Electric Power Co., Inc.        1,785,600
  56,300      Consolidated Edison, Inc.                2,238,488
 153,500      Constellation Energy Group               5,817,650
  33,000      FPL Group, Inc.                          2,110,350
  94,900      Great Plains Energy, Inc.                2,818,530
  64,000      NSTAR                                    3,064,320
  98,700      Southern Co.                             2,877,105
                                                    ------------
                                                    $ 23,289,643
                                                    ------------
              Gas Utilities - 4.3%
 111,700      KeySpan Energy Corp. (a)              $  4,099,390
 110,300      Questar Corp.                            4,261,992
  61,100      Vectren Corp.                            1,532,999
                                                    ------------
                                                    $  9,894,381
                                                    ------------
              Multi-Utilities & Unregulated Power - 0.6%
  24,000      Equitable Resources, Inc.             $  1,241,040
                                                    ------------
              Water Utilities - 0.6%
  71,000      Aqua America, Inc.                    $  1,423,550
                                                    ------------
              Total Utilities                       $ 35,848,614
                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $178,138,936)                   $219,517,830
                                                    ------------

  Principal
     Amount                                               Value
                TEMPORARY CASH INVESTMENTS - 4.5%
                Repurchase Agreement - 2.9%
$ 6,700,000     UBS Warburg, Inc., 1.25%, dated 6/30/04,
                repurchase price of $6,700,000 plus
                accrued interest on 7/1/04
                collateralized by $6,540,000 U.S.
                Treasury Bill, 2.125%, 10/31/04    $  6,700,000
                                                   ------------
     Shares
                Security Lending Collateral - 1.6%
  3,514,541     Securities Lending Investment
                Fund, 1.29%                        $  3,514,541
                                                   ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $10,214,541)                 $ 10,214,541
                                                   ------------
                TOTAL INVESTMENT IN
                SECURITIES - 101.4%
                (Cost $191,244,800) (a)            $233,140,932
                                                   ------------
                OTHER ASSETS AND
                LIABILITIES - (1.4)%               $ (3,183,134)
                                                   ------------
                TOTAL NET ASSETS - 100.0%          $229,957,798
                                                   ============

*    Non-income producing security.
(a)  At June 30, 2004, the following securities were out on loan:

  Shares     Description             Market Value
  40,000     Cedar Fair, L.P.         $1,235,200
  60,393     KeySpan Energy Corp.      2,190,454
                                      ----------
             Total                    $3,425,654
                                      ==========


6  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months Ended        Year         Year
                                                                   6/30/04            Ended        Ended
Class I                                                          (unaudited)        12/31/03     12/31/02
Net asset value, beginning of period                              $  18.09          $  15.11     $  18.40
                                                                  --------          --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.22          $   0.41     $   0.42
 Net realized and unrealized gain (loss) on investments               0.49              2.96        (3.30)
                                                                  --------          --------     --------
  Net increase (decrease) from investment operations              $   0.71          $   3.37     $  (2.88)
Distributions to shareowners:
 Net investment income                                               (0.18)            (0.39)       (0.41)
 Net realized gain                                                      --                --           --
                                                                  --------          --------     --------
Net increase (decrease) in net asset value                        $   0.53          $   2.98     $  (3.29)
                                                                  --------          --------     --------
Net asset value, end of period                                    $  18.62          $  18.09     $  15.11
                                                                  ========          ========     ========
Total return*                                                         3.94%            22.61%      (15.82)%
Ratio of net expenses to average net assets+                          0.72%**           0.78%        0.80%
Ratio of net investment income (loss) to average net assets+          2.34%**           2.55%        2.48%
Portfolio turnover rate                                                 18%**             12%          12%
Net assets, end of period (in thousands)                          $158,805          $155,634     $133,258
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.72%**           0.78%        0.80%
 Net investment income (loss)                                         2.34%**           2.55%        2.48%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.72%**           0.78%        0.80%
 Net investment income (loss)                                         2.34%**           2.55%        2.48%

                                                                Year         Year         Year
                                                                Ended        Ended        Ended
Class I                                                       12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                          $  21.28     $  20.72     $  21.44
                                                              --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $   0.40     $   0.51     $   0.42
 Net realized and unrealized gain (loss) on investments          (1.86)        2.28        (0.15)
                                                              --------     --------     --------
  Net increase (decrease) from investment operations          $  (1.46)    $   2.79     $   0.27
Distributions to shareowners:
 Net investment income                                           (0.36)       (0.49)       (0.41)
 Net realized gain                                               (1.06)       (1.74)       (0.58)
                                                              --------     --------     --------
Net increase (decrease) in net asset value                    $  (2.88)    $   0.56     $  (0.72)
                                                              --------     --------     --------
Net asset value, end of period                                $  18.40     $  21.28     $  20.72
                                                              ========     ========     ========
Total return*                                                    (6.97)%      14.85%        1.21%
Ratio of net expenses to average net assets+                      0.75%        0.71%        0.70%
Ratio of net investment income (loss) to average net assets+      2.07%        2.40%        1.97%
Portfolio turnover rate                                             13%          13%          23%
Net assets, end of period (in thousands)                      $164,019     $181,920     $226,379
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.75%        0.71%        0.70%
 Net investment income (loss)                                     2.07%        2.40%        1.97%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.75%        0.71%        0.70%
 Net investment income (loss)                                     2.07%        2.40%        1.97%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)

                                                                                         Pioneer
                                                                                         Equity
                                                                                         Income
                                                                                      VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $3,425,654)
 (Cost $191,244,800)                                                                  $233,140,932
  Cash                                                                                     165,432
 Foreign currencies, at value                                                                   --
 Receivables --
  Investment securities sold                                                                    --
  Fund shares sold                                                                         107,679
  Dividends, interest and foreign taxes withheld                                           386,897
 Other                                                                                         272
                                                                                      ------------
    Total assets                                                                      $233,801,212
                                                                                      ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                     $         --
  Fund shares repurchased                                                                  129,721
  Dividends                                                                                     --
  Upon return for securities loaned                                                      3,514,541
  Forward foreign currency portfolio hedge contracts, open -- net                               --
 Due to bank                                                                                    --
 Due to affiliates                                                                         157,442
 Accrued expenses                                                                           41,710
 Other                                                                                          --
                                                                                      ------------
    Total liabilities                                                                 $  3,843,414
                                                                                      ------------
NET ASSETS:
 Paid-in capital                                                                      $202,494,815
 Accumulated net investment income (loss)                                                1,549,361
 Accumulated undistributed net realized gain (loss)                                    (15,982,510)
 Net unrealized gain (loss) on:
  Investments                                                                           41,896,132
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                            --
                                                                                      ------------
    Total net assets                                                                  $229,957,798
                                                                                      ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                          $158,805,031
 Shares outstanding                                                                      8,530,519
                                                                                      ------------
  Net asset value per share                                                           $      18.62
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                          $ 71,152,767
 Shares outstanding                                                                      3,801,847
                                                                                      ------------
  Net asset value per share                                                           $      18.72


8  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)

                                                            Pioneer
                                                         Equity Income
                                                         VCT Portfolio

                                                          Six Months
                                                             Ended
                                                            6/30/04
INVESTMENT INCOME:
 Dividends                                                $3,355,605
 Interest (net of foreign taxes withheld of $94)              44,410
 Income on securities loaned, net                              5,416
 Other                                                            --
                                                          ----------
  Total investment income                                 $3,405,431
                                                          ----------
EXPENSES:
 Management fees                                          $  723,317
 Transfer agent fees                                           1,488
 Distribution fees (Class II)                                 81,276
 Administrative fees                                          22,108
 Custodian fees                                               20,776
 Professional fees                                            24,135
 Printing                                                      6,146
 Fees and expenses of nonaffiliated trustees                   1,681
 Miscellaneous                                                 5,460
                                                          ----------
  Total expenses                                          $  886,387
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                         --
                                                          ----------
  Net expenses                                            $  886,387
                                                          ----------
    Net investment income (loss)                          $2,519,044
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
 Investments                                              $ (626,853)
 Futures contracts                                                --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies               --
                                                          ----------
                                                          $ (626,853)
                                                          ----------
 Change in net unrealized gain or loss from:
 Investments                                              $6,585,509
 Futures contracts                                                --
 Forward foreign currency contracts and other assets
  and liabilities denominated in foreign currencies               --
                                                          ----------
                                                          $6,585,509
                                                          ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                       $5,958,656
                                                          ==========
 Net increase (decrease) in net assets resulting
  from operations                                         $8,477,700
                                                          ==========


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)

                                                       Pioneer Equity
                                                    Income VCT Portfolio

                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $   2,519,044      $   4,413,641
Net realized gain (loss) on investments            (626,853)          (634,370)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    6,585,509         34,115,732
                                              -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations                 $   8,477,700      $  37,895,003
                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $  (1,543,147)     $  (3,313,897)
 Class II                                          (583,520)          (860,942)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                              -------------      -------------
  Total distributions to shareowners          $  (2,126,667)     $  (4,174,839)
                                              -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  23,048,590      $  52,433,019
Reinvestment of distributions                     2,126,667          4,174,840
Cost of shares repurchased                      (17,557,375)       (34,680,633)
                                              -------------      -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $   7,617,882      $  21,927,226
                                              -------------      -------------
 Net increase (decrease) in net assets        $  13,968,915      $  55,647,390
                                              -------------      -------------
NET ASSETS:
Beginning of period                           $ 215,988,883      $ 160,341,493
                                              -------------      -------------
End of period                                 $ 229,957,798      $ 215,988,883
                                              =============      =============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $   1,549,361      $   1,156,984
                                              =============      =============


10  The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)

1. Organization and Significant Accounting Policies

The Pioneer Equity Income VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The investment objective of Equity Income Portfolio is to seek capital appreciation.

Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. As of June 30, 2004, there were no fair valued securities.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)

   basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, the portfolio had no open futures contracts.

C. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Equity Income VCT Portfolio had a capital loss carryforward of $15,355,657, of which will the following amounts expire between 2009 and 2011 if not utilized: $6,328,025 in 2009, $6,407,206 in
   2010, and $2,620,426 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

------------------------------------------------------------
                                              Pioneer
                                           Equity Income
                                           VCT Portfolio
                                               2003
------------------------------------------------------------
   Distributions paid from:
   Ordinary Income                         $  4,174,839
   Long-Term capital gain                            --
                                           ------------
                                           $  4,174,839
   Return of Capital                                 --
                                           ------------
   Total distributions                     $  4,174,839
                                           ============
   Distributable Earnings
     (Accumulated Losses):
   Undistributed ordinary income           $     82,058
   Undistributed long-term gain/
     (capital loss carryforward)            (15,355,657)
   Unrealized appreciation/(depreciation)    36,385,549
                                           ------------
     Total                                 $ 21,111,950
                                           ============
------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

D. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

   of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

E. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $141,022 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $16,162 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolio's aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------------------
                                                                                       Net
                                                  Gross            Gross           Appreciation/
Portfolio                      Tax Cost        Appreciation     Depreciation      (Depreciation)
--------------------------------------------------------------------------------------------------
Equity Income Portfolio      $190,169,874      $47,191,020      $ (4,219,962)      $42,971,058
--------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $27,101,040 and $19,453,205, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

------------------------------------------------------------------------------------------------
Equity Income Portfolio           '04 Shares     '04 Amount       '03 Shares       '03 Amount
------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                        537,739    $   9,891,118       1,544,529     $  24,668,979
 Reinvestment of distributions       84,147        1,543,147         204,954         3,313,898
 Shares repurchased                (694,977)     (12,774,712)     (1,964,325)      (30,892,038)
                                 ---------------------------------------------------------------
  Net increase (decrease)           (73,091)   $  (1,340,447)       (214,842)    $  (2,909,161)
                                 ===============================================================
 CLASS II:
 Shares sold                        712,923    $  13,157,472       1,723,515     $  27,764,040
 Reinvestment of distributions       31,627          583,520          54,432           860,942
 Shares repurchased                (261,146)      (4,782,663)       (242,114)       (3,788,595)
                                 ---------------------------------------------------------------
  Net increase                      483,404    $   8,958,329       1,533,833     $  24,836,387
                                 ===============================================================
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16063-00-0804
                                                                  [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Real Estate Shares VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table  of  Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update               2
  Portfolio Management Discussion                3
  Schedule of Investments                        4
  Financial Statements                           5
  Notes to Financial Statements                  9
  Trustees, Officers and Service Providers      14

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

U.S. Common Stock                                                         100.0%

Sector Distribution
(As a percentage of equity holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Office                                                                     17.4%
Apartment                                                                  16.8%
Regional Mail                                                              15.0%
Industrial                                                                 12.7%
Shopping Center                                                            10.4%
Hotel                                                                       8.7%
Diversified                                                                 8.5%
Self Storage                                                                4.1%
Cash                                                                        3.0%
Factory Outlet                                                              2.1%
Manufactured Homes                                                          1.0%
Health Care                                                                 0.3%

Five Largest Holdings
(As a percentage of equity holdings)

-----------------------------------------------
1.   Simon DeBartolo Group, Inc.          6.00%
-----------------------------------------------
2.   Boston Properties, Inc.              5.02
-----------------------------------------------
3.   Equity Residential Property Trust    4.36
-----------------------------------------------
4.   ProLogis Trust                       3.97
-----------------------------------------------
5.   Catellus Development Corp.           3.91
-----------------------------------------------

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $ 19.55        $ 18.57

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.400       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]


                  Wilshire                  Pioneer
                Real Estate               Real Estate
              Securities Index+       Shares VCT Portfolio
3/95               10,000                   10,000
                   11,322                   11,696
6/96               15,497                   15,875
                   18,565                   19,235
6/98               15,330                   15,629
                   14,841                   14,977
6/00               19,403                   19,397
                   21,431                   20,911
6/02               21,983                   21,440
                   30,133                   28,890
6/04               32,226                   31,028

+ Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       12.89%
(3/1/95)
5 Years             13.58%
1 Year              28.90%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Fear of higher interest rates, rising oil prices and the ongoing turmoil in Iraq contributed to volatile markets for the six months ended June 30, which made up the first half or your Portfolio's fiscal year. In this report, Mathew Troxell, a member of the Portfolio's investment management team, discusses the sector's positive returns amidst the shifting economic landscape and his expectations for 2004.

Q: Was the market and economic environment favorable for the Portfolio's investment strategy?

A: Real estate stocks, like most asset classes, experienced great volatility during the reporting period.

   With evidence suggesting that the U.S. economy was on its way to recovery, the real estate market rose strongly during the first quarter of 2004. However, in early April, the jobs report for March was surprisingly strong and sparked a sell-off in the bond market. Bond investors feared that the economy might be growing too fast and would ignite inflation. Interest rates began to rise, pushing bond prices down. Prices of real estate stocks also fell sharply even though historically they have exhibited a low correlation to bond prices. Rising oil prices and political uncertainty in Iraq further heightened investor concerns. During May and June, real estate investment trusts began to recover and picked up enough positive momentum to regain much of the ground lost in April -- ending the six months with relatively strong performance gains.

   For the six months ended June 30, 2004, the Portfolio's Class I shares rose 7.4% at net asset value. In comparison, the Wilshire Real Estate Securities Index increased 6.96% for the same period.

Q: What investments helped performance during the six months?

A: Several holdings contributed positively to the Portfolio's returns. AvalonBay
   Communities, one of the Portfolio's largest holdings, is an apartment/multi-family real estate investment trust (REIT) that has benefited from the expectation of improving fundamentals for apartments. Job growth has been very positive for household formations, especially for young adults who are leaving home for the first time. This demographic group has the highest propensity to rent rather than buy. This stronger renter demand is giving apartment REIT managers, such as AvalonBay, greater pricing flexibility. In addition, rising interest rates should contribute to higher renter demand, because buying a home becomes a more expensive option.

   In the lodging sector, Starwood Hotels and Resorts performed well, particularly in the final two months of the reporting period. Starwood, as well as the sector in general, are benefiting from a recovery in lodging demand, which is directly correlated to the improving economy. Catellus Development, a real estate management and development company, holds a portfolio of high-quality predominately industrial properties generating strong cash flow. This REIT's positive performance was driven, in part, by management's decision to convert to REIT status early in 2004. The heightened investor interest helped it to outperform the benchmark during the six months.

Q: What investments hurt performance during the six months?

A: We believe that Simon Property Group is a solid company, but after consistently outperforming the real estate market during the multi-year rally through the first quarter of 2004, it, along with other retail names, lagged in the final months of the reporting period. Following the market correction this spring, it began to recover. However, when management announced in late June that it was acquiring Chelsea Property Group (also held by the Portfolio), investors reacted negatively. We view the proposed merger very positively, because we think Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail focus to Simon's current portfolio.

   Following disappointing performance last year, Apartment Investment and Management continued to lag the benchmark. This REIT, which owns a diverse portfolio of multi-family apartment complexes, suffered more than its peers as apartment fundamentals proved challenging last year and experienced lower-than-expected fee income and higher-than-expected apartment-turnover-related expenses last year -- resulting in a reduced dividend. Even with the greater promise for improving fundamentals, we reduced the position this spring, because we tempered our view of its total return potential.

Q: What is your outlook for the balance of 2004?

A: We think that the various property types making up the real estate market are generally experiencing improving fundamentals. While real estate earnings typically lag an improvement in fundamentals, hotel and apartment landlords can respond fairly quickly. Should economic growth continue, however, we believe retail landlords will begin to lose the relative advantage they have previously enjoyed. We believe that it will fall to astute stock selection to separate the wheat from the chafe.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                   Value
                  COMMON STOCKS - 97.4%
                  Hotels, Restaurants & Leisure - 5.3%
                  Hotels, Resorts & Cruise Lines - 5.3%
      75,000      Hilton Hotels Corp.*                      $ 1,399,500
      58,000      Starwood Hotels & Resorts                   2,601,300
                                                            -----------
                                                            $ 4,000,800
                                                            -----------
                  Total Hotels, Restaurants & Leisure       $ 4,000,800
                                                            -----------
                  Diversified Financials - 3.0%
                  Diversified Financial Services - 3.0%
      77,000      Brookfield Properties Corp.               $ 2,213,750
                                                            -----------
                  Total Diversified Financials              $ 2,213,750
                                                            -----------
                  Real Estate - 89.1%
                  Real Estate Management & Development - 4.0%
     115,500      Catellus Development Corp.                $ 2,847,075
       8,200      Inland Real Estate Corp.*                     106,682
                                                            -----------
                                                            $ 2,953,757
                                                            -----------
                  Real Estate Investment Trusts - 85.1%
      38,500      Apartment Investment & Management Co.     $ 1,198,505
      46,200      AMB Property Corp.                          1,599,906
      22,400      Affordable Residential Communities*           371,840
      16,500      Alexandria Real Estate Equities, Inc.         936,870
      44,000      Arden Realty Group, Inc.                    1,294,040
      92,500      Archstone Communities Trust                 2,713,025
      50,000      AvalonBay Communities, Inc.*                2,826,000
      73,100      Boston Properties, Inc.                     3,660,848
      17,500      Chelsea Property Group, Inc.                1,141,350
      30,000      Camden Property Trust                       1,374,000
      10,000      Carramerica Realty Corp.                      302,300
      61,000      Developers Diversifies Realty Corp.         2,157,570
      57,000      Duke Realty Investments, Inc.               1,813,170
      79,000      Equity Office Properties Trust              2,148,800
     107,000      Equity Residential Property Trust           3,181,110
       5,800      First Potomac Realty Trust*                   111,186
      36,000      Federal Realty Investment Trust             1,497,240
      79,500      General Growth Properties, Inc.             2,350,815
      25,500      Highwoods Properties, Inc.*                   599,250
      Shares                                                    Value
     189,000      Host Marriott Corp.*                      $ 2,336,040
       6,000      Healthcare Realty Trust, Inc.                 224,880
       2,500      Kilroy Realty Corp.                            85,250
      53,000      Liberty Property Trust                      2,131,130
      35,500      The Macerich Co.                            1,699,385
      11,300      Manufactured Home Communities, Inc.           375,047
       9,100      Mills Corp.                                   424,970
      10,500      Corporate Office Properties                   260,925
      88,000      ProLogis Trust                              2,896,960
      29,300      Pan Pacific Retail Properties, Inc.         1,480,236
      55,000      Prentiss Properties Trust                   1,843,600
      45,206      Public Storage, Inc.                        2,079,928
      25,500      PS Business Parks Inc*                      1,026,120
      48,000      Regency Centers Corp.                       2,059,200
      35,000      The Rouse Co.*                              1,662,500
       9,500      iStar Financial, Inc.*                        380,000
      27,500      Shurgard Storage Centers, Inc.              1,028,500
      15,800      Strategic Hotel Capital, Inc.*                232,260
      85,000      Simon DeBartolo Group, Inc.                 4,370,700
      51,000      Taubman Centers, Inc.                       1,167,390
      37,600      Trizec Properties Inc.                        611,376
      47,200      United Dominion Realty Trust                  933,616
      46,000      Vornado Realty Trust                        2,627,060
      16,500      Western Resources, Inc.                       516,120
                                                            -----------
                                                            $63,731,018
                                                            -----------
                  Total Real Estate                         $66,684,775
                                                            -----------
                  TOTAL COMMON STOCKS
                  (Cost $55,838,852)                        $72,899,325
                                                            -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 97.4%
                  (Cost $55,838,852)                        $72,899,325
                                                            -----------
                  OTHER ASSETS AND
                  LIABILITIES - 2.6%                        $ 1,967,974
                                                            -----------
                  TOTAL NET ASSETS - 100.0%                 $74,867,299
                                                            ===========

*  Non-income producing security.

4     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months Ended   Year        Year        Year       Year       Year
                                                               6/30/04       Ended       Ended       Ended      Ended      Ended
Class I                                                      (unaudited)    12/31/03    12/31/02    12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                           $ 18.57       $ 14.47     $ 14.77     $ 14.42    $ 11.73    $ 13.07
                                                               -------       -------     -------     -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.42       $  0.74     $  0.62     $  0.68    $  0.71    $  0.66
 Net realized and unrealized gain (loss) on investments           0.96          4.16       (0.23)       0.40       2.67      (1.20)
                                                               -------       -------     -------     -------    -------    -------
  Net increase (decrease) from investment operations           $  1.38       $  4.90     $  0.39     $  1.08    $  3.38    $ (0.54)
Distributions to shareowners:
 Net investment income                                           (0.40)        (0.64)      (0.69)      (0.56)     (0.59)     (0.60)
 Net realized gain                                                  --            --          --          --         --      (0.12)
 Tax return of capital                                              --         (0.16)         --       (0.17)     (0.10)     (0.08)
                                                               -------       -------     -------     -------    -------    -------
Net increase (decrease) in net asset value                     $  0.98       $  4.10     $ (0.30)    $  0.35    $  2.69    $ (1.34)
                                                               -------       -------     -------     -------    -------    -------
Net asset value, end of period                                 $ 19.55       $ 18.57     $ 14.47     $ 14.77    $ 14.42    $ 11.73
                                                               =======       =======     =======     =======    =======    =======
Total return*                                                     7.40%        34.75%      (2.53)%      7.80%     29.51%     (4.17)%
Ratio of net expenses to average net assets+                      0.94%**       1.03%       1.07%       1.16%      1.10%      1.15%
Ratio of net investment income (loss) to average net assets+      4.22%**       4.49%       4.76%       4.71%      5.02%      5.07%
Portfolio turnover rate                                             43%**         20%         29%         34%        31%        54%
Net assets, end of period (in thousands)                       $30,297       $31,891     $29,873     $33,026    $32,982    $28,318
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.94%**       1.03%       1.07%       1.16%      1.10%      1.30%
 Net investment income (loss)                                     4.22%**       4.49%       4.76%       4.71%      5.02%      4.92%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.94%**       1.03%       1.07%       1.16%      1.10%      1.14%
 Net investment income (loss)                                     4.22%**       4.49%       4.76%       4.71%      5.02%      5.08%

(a) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.     5

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          Pioneer
                                                                        Real Estate
                                                                          Shares
                                                                       VCT Portfolio
ASSETS:
 Investment in securities, at value
  (Cost $55,838,852)                                                   $ 72,899,325
 Cash                                                                     1,906,225
 Foreign currencies, at value                                                    --
 Receivables --
   Investment securities sold                                             2,124,520
   Fund shares sold                                                         181,129
   Dividends, interest and foreign taxes withheld                           428,504
 Other                                                                          354
                                                                       ------------
   Total assets                                                        $ 77,540,057
                                                                       ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                     $  2,208,201
   Fund shares repurchased                                                  378,282
   Dividends                                                                     --
   Upon return for securities loaned                                             --
   Forward foreign currency portfolio hedge contracts, open -- net               --
 Due to bank                                                                     --
 Due to affiliates                                                           66,321
 Accrued expenses                                                            19,954
 Other                                                                           --
                                                                       ------------
    Total liabilities                                                  $  2,672,758
                                                                       ------------
NET ASSETS:
 Paid-in capital                                                       $ 57,527,714
 Accumulated net investment income (loss)                                   160,542
 Accumulated undistributed net realized gain (loss)                         118,570
 Net unrealized gain (loss) on:
   Investments                                                           17,060,473
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                            --
                                                                       ------------
    Total net assets                                                    $ 74,867,299
                                                                       ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                          $ 30,296,916
 Shares outstanding                                                       1,549,560
                                                                       ------------
 Net asset value per share                                             $      19.55
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                          $ 44,570,383
 Shares outstanding                                                       2,283,389
                                                                       ------------
   Net asset value per share                                           $      19.52


6     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Pioneer
                                                          Real Estate Shares
                                                            VCT Portfolio

                                                              Six Months
                                                                Ended
                                                               6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,676)          $1,885,996
 Interest                                                         18,128
 Income on securities loaned, net                                    535
 Other                                                                --
                                                              ----------
   Total investment income                                    $1,904,659
                                                              ----------
EXPENSES:
 Management fees                                              $  294,190
 Transfer agent fees                                               1,494
 Distribution fees (Class II)                                     53,188
 Administrative fees                                               9,250
 Custodian fees                                                   13,052
 Professional fees                                                19,250
 Printing                                                          8,855
 Fees and expenses of nonaffiliated trustees                          --
 Miscellaneous                                                       899
                                                              ----------
   Total expenses                                             $  400,178
   Less management fees waived and expenses assumed
    by Pioneer Investment Management, Inc.                            --
                                                              ----------
   Net expenses                                               $  400,178
                                                              ----------
     Net investment income (loss)                             $1,504,481
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                 $3,075,780
  Futures contracts                                                   --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                  --
                                                              ----------
                                                              $3,075,780
                                                              ----------
 Change in net unrealized gain or loss from:
   Investments                                                $  359,869
   Futures contracts                                                  --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                 --
                                                              ----------
                                                              $  359,869
                                                              ----------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                          $3,435,649
                                                              ----------
 Net increase (decrease) in net assets resulting
   from operations                                            $4,940,130
                                                              ----------


The accompanying notes are an integral part of these financial statements.     7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Pioneer Real Estate
                                                    Shares VCT Portfolio

                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $  1,504,481      $   3,062,870
Net realized gain (loss) on investments           3,075,780           (474,302)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                      359,869         15,553,008
                                               ------------      -------------
   Net increase (decrease) in net assets
     resulting from operations                 $  4,940,130      $  18,141,576
                                               ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $   (637,400)     $  (1,422,912)
 Class II                                          (859,854)        (1,519,594)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                               ------------      -------------
   Total distributions to shareowners          $ (1,497,254)     $  (2,942,506)
                                               ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $  7,974,724      $   9,753,610
Reinvestment of distributions                     1,497,254          2,942,506
Cost of shares repurchased                       (9,831,522)       (17,969,003)
                                               ------------      -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $   (359,544)     $  (5,272,887)
                                               ------------      -------------
 Net increase (decrease) in net assets         $  3,083,332      $   9,926,183
                                               ------------      -------------
NET ASSETS:
Beginning of period                            $ 71,783,967      $  61,857,784
                                               ------------      -------------
End of period                                  $ 78,867,299      $  71,783,967
                                               ============      =============
Accumulated/(distributions in excess of)
 net investment income (loss)                  $    160,542      $     153,315
                                               ============      =============


8     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)

   Pioneer Europe VCT Portfolio (Europe Portfolio)

   Pioneer International Value VCT Portfolio (International Value Portfolio)

   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)

   Pioneer Small Company VCT Portfolio (Small Company Portfolio)

   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)

   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)

   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)

   Pioneer Fund VCT Portfolio (Fund Portfolio)

   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)

   Pioneer Balanced VCT Portfolio (Balanced Portfolio)

   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)

   Pioneer America Income VCT Portfolio (America Income Portfolio)

   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)

   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)

   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no fair valued securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Real Estate Shares had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003,

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Real Estate Shares VCT Portfolio had a capital loss carryforward of $3,310,843, of which the following amounts will expire between 2007 and 2011 if not utilized: $2,238,450 in 2007, $619,294 in 2008 and $453,069 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

--------------------------------------------------------------------------------

                                               Pioneer
                                             Real Estate
                                               Shares
                                            VCT Portfolio
                                                2003
---------------------------------------------------------
  Distributions paid from:
  Ordinary Income*                           $ 2,171,485
  Long-Term capital gain                              --
                                             -----------
                                               2,171,485
  Return of Capital                                   --
                                             -----------
  Total distributions                        $ 2,171,485
                                             -----------
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income              $        --
  Undistributed long-term gain/
     (Capital loss carryforward)              (2,665,210)
  Unrealized appreciation (depreciation)      16,408,604
                                             -----------
     Total                                   $13,743,394
                                             -----------

--------------------------------------------------------------------------------

* Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Prior to June 30, 2004, the Portfolio has reclassified $21,639 to decrease net unrealized gain on investments, $6,268 to decrease accumulated undistributed net realized gain on investments and $27,907 to increase paid-in capital. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $55,958 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $257 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $10,106 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------

                                                                                           Net
                                                        Gross            Gross        Appreciation/
                                     Tax Cost       Appreciation     Depreciation     (Depreciation)
----------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio      $56,411,455      $16,815,051       $ (327,181)      $16,487,870
                                  -----------      -----------       ----------       -----------

--------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $17,444,652 and $15,240,948, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

--------------------------------------------------------------------------------

 Real Estate Shares Portfolio     '04 Shares     '04 Amount    '03 Shares      '03 Amount
-----------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                         46,990    $    914,044      153,884      $  2,545,266
 Reinvestment of distributions       31,935         637,400       87,137         1,422,912
 Shares repurchased                (246,506)     (4,641,798)    (588,199)       (9,201,017)
                                   --------    ------------     --------      ------------
  Net increase                     (167,581)   $ (3,090,354)    (347,178)     $ (5,232,839)
                                   ========    ============     ========      ============
 CLASS II:
 Shares sold                        367,646    $  7,060,680      424,038      $  7,208,344
 Reinvestment of distributions       43,174         859,854       92,474         1,519,594
 Shares repurchased                (278,022)     (5,189,724)    (578,790)       (8,767,986)
                                   --------    ------------     --------      ------------
  Net increase                      132,798    $  2,730,810      (62,278)     $    (40,048)
                                   --------    ------------     --------      ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16066-00-0804

                                                           [logo] Pioneer
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                              Pioneer High Yield VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                  10
  Notes to Financial Statements         14

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------
Portfolio Diversification
(As a percentage of total investment in securities)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds            57.7%
Convertible Corporate Bonds     35.4%
Temporary Cash Investment        4.1%
Convertible Preferred Stocks     2.8%

Maturity Distribution
(As a percentage of total investment in securities)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 years                2.5%
1-3 years               16.6%
3-4 years               18.6%
4-6 years               44.9%
6-8 years               10.4%
8+ years                 7.0%

Five Largest Holdings
(As a percentage of long-term holdings)

  1.      Bowater, Inc., 6.5%, 6/15/13         3.71%
  2.      CMS Energy Corp., 7.75%,
            8/1/10                             2.97
  3.      Freeport-Mc Corp., 5.5%
            (144A)                             2.87
  4.      Forest City Enterprises,
            7.625%, 6/1/15                     2.83
  5.      Meristar Hospitality Corp.,
            9.125%, 1/15/11                    2.69

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions

                              6/30/04       12/31/03
Net Asset Value per Share     $ 11.12       $ 11.45


Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.3137      $  -              $ 0.047

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

   [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


         ML Convertible                                  Pioneer High
        Bonds Speculative         ML High Yield            Yield VCT
             Quality                Master II+             Portfolio
        -----------------         -------------          ------------
5/00        $10,000                  $10,000                $10,000
6/00          8,424                    9,770                 10,623
              7,882                   10,207                 12,387
6/02          7,744                   10,013                 12,211
             10,529                   12,830                 16,215
6/04         11,090                   13,006                 16,254

+ Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The ML Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

Net Asset Value
Life-of-Class       11.82%
(5/1/00)
1 Year               9.80%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

High-yield bonds offered slightly positive returns during the first half of 2004. In the following report, portfolio manager Margaret Patel describes the market backdrop and why the Portfolio slightly underperformed its benchmark index.

Q: How did the Portfolio perform?

A: During the six months ended June 30, 2004, the Portfolio's Class I shares had a total return based on net asset value of 0.25%. By comparison, the Merrill Lynch High Yield Master II Index returned 1.36%. The 30-day SEC yield on June 30, 2004, was 3.88%.

Q: What was the environment like for the high-yield market during the first six months of 2004?

A: Rising interest rates significantly dampened returns for all segments of the fixed-income market. Signs of a strengthening economy and the increased possibility of sustained inflationary pressures caused market yields to rise in anticipation of an increase in short-term interest rates by the Federal Reserve Board. That hike came to pass on the last day of the period. Bond prices move in the opposite direction of interest rates and within such an environment Treasury bonds suffered the worst relative price declines. Steady economic growth helped high-yield bonds perform better than Treasuries, but high-yield bonds still suffered price declines due to rising market yields. Lower-quality securities outperformed higher-quality issues during the period, as investors became more comfortable taking on riskier investments within a strengthening economy.

Q: Why did the Portfolio's performance slightly lag that of the Merrill Lynch
   High Yield Master II Index?

A. The Portfolio had a higher overall credit quality than the index during a period when lower-rated bonds led the market. We favored higher-quality securities because we felt that they offered better value and risk profiles. We also increased the Portfolio's economic sensitivity during the period, including adding investments in the basic materials sector. Companies in this sector had performed well due to torrid demand from China. However, during the period the Chinese government took steps to slow economic growth to reduce inflationary pressures from building. Investors, in turn, became concerned that the moves would soften demand for basic materials, and so these investments suffered. Finally, the Portfolio's allocation to convertible securities -- about 40% at the end of the period -- also dampened performance somewhat. Convertibles underperformed generic high-yield bonds because of declines in the underlying stock prices, particularly in two of our areas of focus -- basic materials and technology.

Q: Which investments proved to be some of the top performers during the fiscal year?
   Which disappointed?

A: Two energy holdings, Tom Brown and Nuevo Energy, offered significant price appreciation when they were each acquired by investment-grade companies. Convertible bonds issued by Kaydon -- which manufactures ball bearings, hydraulic gear and filters for the aerospace, electronics and heavy construction industries -- rose in concert with the underlying stock price due to an improving business outlook. Real estate firm LNR Properties continued to perform well despite the risk that higher interest rates might hurt its business. On the down side, three commodity-based companies -- Freeport Mac MoRan, Coeur d'Alene Mining and Graftech, underperformed because of fears that slower growth in the U.S. and China would reduce demand for basic materials.

Q: What is your outlook?

A: The Fed's rate hike at the end of the period was widely expected, and the Board indicated its willingness to implement any further rate increases in a slow, measured manner. The U.S. economy remains relatively healthy, so we believe that the overall outlook for corporate earnings should be positive. It is possible that Treasury yields could continue to rise during the rest of 2004, but we feel that the extent of any such increases should be relatively muted. Within such an environment, high-yield bonds could continue to attract investors who are more comfortable taking on more risk within a healthy economy and who are looking for more attractive yields than either those offered in the Treasury or other lower-yielding segments of the fixed-income markets.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio invests in below investment-grade securities, which may be more volatile and subject to greater price fluctuations than investment-grade securities.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------


                S&P/Moody's
     Shares     Ratings                                                                       Value
                               CONVERTIBLE PREFERRED STOCKS - 2.8%
                               Materials - 2.8%
                               Construction Materials - 0.0%
      1,750     B-/B3          TXI Capital Trust I, 5.5%, 6/30/28                       $    80,325
                                                                                        -----------
                               Diversified Metals & Mining - 2.8%
      3,000     CCC/NR         Freeport-McCorp., 5.5% (144A)                            $ 2,688,750
                                                                                        -----------
                               Total Materials
                               TOTAL CONVERTIBLE PREFERRED STOCKS
                               (Cost $3,077,338)                                        $ 2,769,075
                                                                                        -----------
   Principal
      Amount
                               CONVERTIBLE CORPORATE BONDS - 35.4%
                               Materials - 5.4%
                               Commodity Chemicals - 0.3%
 $  200,000     BB-/B1         Millenium Chemicals, Inc., 4.0%, 11/15/23 (144A)         $   311,000
                                                                                        -----------
                               Diversified Metals & Mining - 1.6%
    500,000     B+/B1          Massey Energy Co., 4.75% 5/15/23                         $   850,625
    500,000     B-/NR          Freeport McMoran Copper & Gold, Inc., 7.0%, 2/11/11          697,500
                                                                                        -----------
                                                                                        $ 1,548,125
                                                                                        -----------
                               Gold - 1.1%
  1,000,000     NR/NR          Coeur D'Alene Mines Corp. 1.25%, 1/15/24                 $   827,500
    250,000     BBB+/Baa2      Placer Dome, Inc., 2.75%, 10/15/23 (144A)                    282,500
                                                                                        -----------
                                                                                        $ 1,110,000
                                                                                        -----------
                               Specialty Chemicals - 0.5%
  1,000,000     BBB/Baa3       RPM International, Inc., 1.389%, 5/13/33                 $   521,250
                                                                                        -----------
                               Steel - 1.9%
  2,000,000     B-/NR          Graftech International, 1.625%, 1/15/24 (144A) (a)       $ 1,800,000
                                                                                        -----------
                               Total Materials                                          $ 5,290,375
                                                                                        -----------
                               Capital Goods - 5.1%
                               Aerospace & Defense - 2.2%
    400,000     NR/NR          EDO Corp., 5.25%, 4/15/07                                $   418,500
  1,725,000     B/B2           Alliant Technology Systems, 2.75%, 2/15/24 (144A)          1,785,375
                                                                                        -----------
                                                                                        $ 2,203,875
                                                                                        -----------
                               Constuction & Engineering - 1.3%
    875,000     NR/NR          Quanta Services, Inc., 4.0%, 7/1/07                      $   796,250
    500,000     B/NR           Quanta Services, 4.5%, 10/1/23                               493,125
                                                                                        -----------
                                                                                        $ 1,289,375
                                                                                        -----------
                               Electrical Component & Equipment - 1.2%
  2,595,000     NR/B1          Roper Industries, Inc., 1.4813%, 1/15/34 (a)             $ 1,164,506
                                                                                        -----------
                               Industrial Machinery - 0.4%
    300,000     BB-/Ba3        Kaydon Corp., 4.0%, 5/23/23 (144A)                       $   361,125
                                                                                        -----------
                               Total Capital Goods                                      $ 5,018,881
                                                                                        -----------
                               Media - 1.4%
                               Advertising - 1.4%
  1,000,000     BB+/Baa3       Interpublic Group Companies, 4.5%, 3/15/23               $ 1,360,000
                                                                                        -----------
                               Total Media                                              $ 1,360,000
                                                                                        -----------


4  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal   S&P/Moody's
      Amount   Ratings                                                                       Value
                              Retailing - 0.5%
                              Specialty Stores - 0.5%
 $  500,000    B+/B3          Sonic Automotive, Inc., 5.25%, 5/7/09 (a)                $   484,375
                                                                                       -----------
                              Total Retailing                                          $   484,375
                                                                                       -----------
                              Health Care Equipment & Services - 2.1%
                              Health Care Equipment - 0.6%
    300,000    NR/NR          Wilson Greatbatch Technology, 2.25%, 6/15/13             $   284,625
    375,000    NR/NR          Epix Medical, 3.0%, 6/15/24 (144A)                           358,125
                                                                                       -----------
                                                                                       $   642,750
                                                                                       -----------
                              Health Care Facilities - 1.5%
  1,400,000    B-/B3          Community Health Systems, 4.25%, 10/15/08                $ 1,457,750
                                                                                       -----------
                              Total Health Care Equipment & Services                   $ 2,100,500
                                                                                       -----------
                              Pharmaceuticals & Biotechnology - 6.8%
                              Biotechnology - 1.9%
    800,000    CCC/NR         Human Genome Sciences, 3.75%, 3/15/07                    $   750,000
    850,000    NR/NR          CV Therapeutics, 4.75%, 3/7/07                               860,625
    300,000    NR/NR          Cubist Pharmaceuticals, 5.5%, 11/1/08                        279,750
                                                                                       -----------
                                                                                       $ 1,890,375
                                                                                       -----------
                              Pharmaceuticals - 4.9%
    400,000    NR/NR          Vertex Pharmaceuticals, Inc., 5.75%, 2/15/11 (144A)      $   402,000
  2,000,000    NR/NR          Ivax Corp., 4.5%, 5/15/08                                  1,980,000
  2,500,000    BB-/B1         Valeant Pharmaceuticals, 3.0%, 8/16/10 (144A)              2,381,250
                                                                                       -----------
                                                                                       $ 4,763,250
                                                                                       -----------
                              Total Pharmaceuticals & Biotechnology                    $ 6,653,625
                                                                                       -----------
                              Real Estate - 0.7%
                              Real Estate Management & Development - 0.7%
    500,000    B+/Ba3         LNR Property Corp., 5.5%, 3/1/23                         $   698,750
                                                                                       -----------
                              Total Real Estate                                        $   698,750
                                                                                       -----------
                              Software & Services - 1.1%
                              Application Software - 0.8%
    200,000    NR/NR          Mentor Graphics, 6.875%, 6/15/07                         $   211,500
    500,000    NR/NR          Serena Software, 1.5%, 12/15/23 (144A)                       537,500
                                                                                       -----------
                                                                                       $   749,000
                                                                                       -----------
                              IT Consulting & Other Services - 0.3%
    400,000    NR/NR          Safeguard Scientifics, 2.625%, 3/15/24 (144A)            $   296,500
                                                                                       -----------
                              Total Software & Services                                $ 1,045,500
                                                                                       -----------
                              Technology Hardware & Equipment - 6.0%
                              Communications Equipment - 3.0%
  1,500,000    B-/NR          Adaptec, Inc., 0.75%, 12/22/23                           $ 1,481,250
  1,020,000    BB+/Ba2        Corning, Inc., 3.5%, 11/1/08                               1,435,650
                                                                                       -----------
                                                                                       $ 2,916,900
                                                                                       -----------
                              Computer Storage & Peripherals - 0.8%
    700,000    NR/B2          Maxtor Corp., 6.8%, 4/30/10                              $   738,500
                                                                                       -----------
                              Electronic Equipment & Instruments - 0.4%
    300,000    B+/NR          Flir Systems, Inc., 3.0%, 6/1/23 (a)                     $   427,125
                                                                                       -----------

    The accompanying notes are an integral part of these financial statements. 5

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Principal   S&P/Moody's
       Amount   Ratings                                                                        Value
                                 Electronic Manufacturing Services - 1.4%
 $ 1,500,000     B+/Ba3          SCI Systems, Inc., 3.0%, 3/15/07                        $ 1,402,500
                                                                                         -----------
                                 Technology Distributors - 0.4%
     400,000     NR/NR           Bell Microproducts, Inc., 3.75%, 3/5/24 (144A)          $   397,500
                                                                                         -----------
                                 Total Technology Hardware & Equipment                   $ 5,882,525
                                                                                         -----------
                                 Semiconductors - 6.3%
                                 Semiconductor Equipment - 3.5%
     700,000     B-/NR           Advanced Energy Industries, Inc., 5.25%, 11/15/06       $   693,000
   1,700,000     B-/NR           FEI Co., 5.5%, 8/15/08                                    1,731,875
     700,000     NR/NR           Brooks Automation, Inc., 4.75%, 6/1/08                      682,500
     200,000     NR/NR           Axcelis Technologies, 4.25%, 1/15/07                        198,250
                                                                                         -----------
                                                                                         $ 3,305,625
                                                                                         -----------
                                 Semiconductors - 2.8%
   1,825,000     CCC+/NR         Conexant Systems, Inc., 4.0%, 2/1/07                    $ 1,747,438
   1,000,000     NR/NR           Triquint Semiconductor, 4.0%, 3/1/07 (a)                    957,500
                                                                                         -----------
                                                                                         $ 2,704,938
                                                                                         -----------
                                 Total Semiconductors                                    $ 6,010,563
                                                                                         -----------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $33,516,548)                                      $34,545,094
                                                                                         -----------
                                 CORPORATE BONDS - 57.7%
                                 Energy - 3.9%
                                 Oil & Gas Equipment And Services - 0.3%
     100,000     B+/B3           Transmontaigne, Inc., 9.125%, 6/1/10                    $   103,000
     200,000     BB-/Ba3         Grant Prideco Escrow, 9.0%, 12/15/09                        217,500
                                                                                         -----------
                                                                                         $   320,500
                                                                                         -----------
                                 Oil & Gas Refining Marketing & Transportation - 3.6%
   1,255,000     B/B3            Tesoro Petroleum Corp., 9.625%, 11/1/08                 $ 1,374,225
   1,900,000     B/B3            Tesoro Petroleum Corp., 9.625%, 4/1/12                    2,132,750
                                                                                         -----------
                                                                                         $ 3,506,975
                                                                                         -----------
                                 Total Energy                                            $ 3,827,475
                                                                                         -----------
                                 Materials - 13.9%
                                 Commodity Chemicals - 4.6%
   1,100,000     B+/B1           Arco Chemical Co., 9.8%, 2/1/20                         $ 1,078,000
   2,500,000     BB+/Ba2         Nova Chemicals Corp., 7.875%, 9/15/25                     2,375,000
   1,000,000     BB+/Ba2         Nova Chemicals Corp., 7.4%, 4/1/09                        1,045,000
                                                                                         -----------
                                                                                         $ 4,498,000
                                                                                         -----------
                                 Diversified Metals & Mining - 1.3%
   1,375,000     B-/B2           Freeport-McMoran Copper & Gold, 6.875%, 2/1/09 (a)      $ 1,258,125
                                                                                         -----------
                                 Metal & Glass Containers - 1.5%
   1,000,000     B+/B1           Crown Holdings, 9.5%, 3/1/11                            $ 1,090,000
     500,000     B/B3            Crown Cork and Seal Co., Inc., 7.375%, 12/15/26             415,000
                                                                                         -----------
                                                                                         $ 1,505,000
                                                                                         -----------
                                 Paper Products - 4.3%
     685,000     BB/Ba2          Bowater Canada Finance, 7.95%, 11/15/11                 $   707,589
   3,700,000     BB/Ba2          Bowater, Inc., 6.5%, 6/15/13                              3,480,849
                                                                                         -----------
                                                                                         $ 4,188,438
                                                                                         -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal   S&P/Moody's
       Amount   Ratings                                                                  Value
                                 Specialty Chemicals - 2.2%
 $ 1,200,000     BB-/B1          Millenium America, Inc., 7.625%, 11/15/26         $ 1,026,000
   1,000,000     BB-/B1          Millennium America, Inc., 9.25%, 6/15/08            1,075,000
                                                                                   -----------
                                                                                   $ 2,101,000
                                                                                   -----------
                                 Total Materials                                   $13,550,563
                                                                                   -----------
                                 Capital Goods - 7.3%
                                 Aerospace & Defense - 5.1%
   1,000,000     BB-/Ba3         L-3 Communications Corp., 6.125%, 1/15/14         $   955,000
   2,500,000     B/B2            DRS Technologies, Inc., 6.875%, 11/1/13             2,437,500
   1,525,000     B+/B1           Esterline Technology, 7.75%, 6/15/13                1,570,750
                                                                                   -----------
                                                                                   $ 4,963,250
                                                                                   -----------
                                 Industrial Machinery - 2.2%
     800,000     B+/B1           Manitowoc Co., Inc., 7.125%, 11/1/13 (a)          $   800,000
     517,000     BBB+/Ba3        SPX Corp., 7.5%, 1/1/13                               529,925
     800,000     B/B3            JLG Industries, Inc., 8.375%, 6/15/12                 814,000
                                                                                   -----------
                                                                                   $ 2,143,925
                                                                                   -----------
                                 Total Capital Goods                               $ 7,107,175
                                                                                   -----------
                                 Transportation - 0.5%
                                 Air Freight & Couriers - 0.5%
     500,000     BB-/B1          Petroleum Helicopters, 9.375%, 5/1/09             $   525,000
                                                                                   -----------
                                 Total Transportation                              $   525,000
                                                                                   -----------
                                 Automobiles & Components - 0.4%
                                 Auto Parts & Equipment - 0.4%
     400,000     B/B2            Intermet Corp., 9.75%, 6/15/09                    $   360,000
                                                                                   -----------
                                 Total Automobiles & Components                    $   360,000
                                                                                   -----------
                                 Consumer Durables & Apparel - 1.4%
                                 Homebuilding - 1.4%
     400,000     BB/Ba2          Beazer Homes USA, 8.375%, 4/15/12                 $   422,000
   1,000,000     BB/Ba2          Beazer Homes USA, 6.5%, 11/15/13                      945,000
                                                                                   -----------
                                                                                   $ 1,367,000
                                                                                   -----------
                                 Total Consumer Durables & Apparel                 $ 1,367,000
                                                                                   -----------
                                 Media - 2.2%
                                 Advertising - 2.2%
   2,000,000     BB+/Baa3        Interpublic Group, Inc., 7.25%, 8/15/11           $ 2,139,558
                                                                                   -----------
                                 Total Media                                       $ 2,139,558
                                                                                   -----------
                                 Retailing - 1.0%
                                 Department Stores - 1.0%
   1,000,000     BB+/Ba3         J.C. Penney Co., Inc., 7.625%, 3/1/97             $ 1,025,000
                                                                                   -----------
                                 Total Retailing                                   $ 1,025,000
                                                                                   -----------
                                 Health Care Equipment & Services - 0.8%
                                 Health Care Facilities - 0.5%
     500,000     BBB-/Ba1        HCA, Inc., 6.25%, 2/15/13                         $   497,008
                                                                                   -----------
                                 Health Care Supplies - 0.3%
     350,000     B-/Caa1         Inverness Medical Innovation, 8.75%, 2/15/12      $   357,875
                                                                                   -----------
                                 Total Health Care Equipment & Services            $   854,883
                                                                                   -----------

    The accompanying notes are an integral part of these financial statements. 7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

    Principal   S&P/Moody's
       Amount   Ratings                                                                        Value
                                 Pharmaceuticals & Biotechnology - 1.4%
                                 Pharmaceuticals - 1.3%
 $ 1,375,000     B/NR            Valeant Pharmaceuticals, 7.0%, 12/15/11 (144A)          $ 1,340,625
                                                                                         -----------
                                 Total Pharmaceuticals & Biotechnology                   $ 1,340,625
                                                                                         -----------
                                 Real Estate - 11.9%
                                 Real Estate Management & Development - 6.4%
     510,000     B+/Ba3          LNR Property Corp., 5.5%, 3/1/23 (144A)                 $   712,725
     800,000     B+/Ba3          LNR Property Corp., 7.625%, 7/15/13                         796,000
   2,115,000     B+/Ba3          LNR Property Co., 7.25%, 10/15/13                         2,062,125
   2,635,000     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                   2,648,175
                                                                                         -----------
                                                                                         $ 6,219,025
                                                                                         -----------
                                 Real Estate Investment Trusts - 5.5%
     500,000     B+/B3           BF Saul Real Estate Investment Trust, 7.5%, 3/1/14      $   495,000
   2,300,000     B+/B1           Crescent Real Estate, 9.25%, 4/15/09                      2,403,500
   2,500,000     CCC+/B2         Meristar Hospitality Corp., 9.125%, 1/15/11               2,525,000
                                                                                         -----------
                                                                                         $ 5,423,500
                                                                                         -----------
                                 Total Real Estate                                       $11,642,525
                                                                                         -----------
                                 Technology Hardware & Equipment - 5.5%
                                 Communications Equipment - 0.6%
     700,000     BB+/Ba2         Corning, Inc., 6.2%, 3/15/16                            $   649,250
                                                                                         -----------
                                 Electronic Equipment & Instruments - 2.0%
   1,835,000     B/B2            General Cable Corp, 9.5%, 11/15/10                      $ 1,972,625
                                                                                         -----------
                                 Technology Distributors - 2.9%
   1,550,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 6/1/18                  $ 1,550,547
   1,200,000     BBB-/Baa3       Arrow Electronic, Inc., 6.875%, 7/1/13                    1,253,473
                                                                                         -----------
                                                                                         $ 2,804,020
                                                                                         -----------
                                 Total Technology Hardware & Equipment                   $ 5,425,895
                                                                                         -----------
                                 Utilities - 7.4%
                                 Electric Utilities - 7.5%
   1,000,000     B+/B3           CMS Energy Corp., 7.5%, 1/15/09                         $   995,000
   2,800,000     B+/B3           CMS Energy Corp., 7.75%, 8/1/10                           2,786,000
   2,000,000     CCC+/B3         Allegheny Energy Supply, 7.8%, 3/15/11                    1,955,000
   1,500,000     CCC+/B3         Allegheny Energy Supply, 8.25%, 4/15/12 (144A)            1,483,125
                                                                                         -----------
                                                                                         $ 7,219,125
                                                                                         -----------
                                 Total Utilities                                         $ 7,219,125
                                                                                         -----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $56,297,175)                                      $56,384,824
                                                                                         -----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal   S&P/Moody's
       Amount   Ratings                                                                 Value
                                 TEMPORARY CASH INVESTMENT - 4.1%
                                 Security Lending Collateral - 4.1%
 $ 3,990,710                     Securities Lending Investment Fund, 1.29%       $  3,990,710
                                                                                 ------------
                                 TOTAL TEMPORARY CASH INVESTMENT
                                 (Cost $3,990,710)                               $  3,990,710
                                                                                 ------------
                                 TOTAL INVESTMENT IN SECURITIES - 101.7%
                                 (Cost $96,881,771)(a)                           $ 97,689,703
                                                                                 ------------
                                 OTHER ASSETS AND LIABILITIES - (1.7)%           $ (1,635,148)
                                                                                 ------------
                                 TOTAL NET ASSETS - 100%                         $ 96,054,555
                                                                                 ============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $15,138,100 or 15.8% of net assets.
(a)   At June 30, 2004, the following securities were out on loan:

     Shares     Description                                        Market Value
    285,000     Flir Systems Inc., 3.0%, 6/1/23                     $  403,251
  1,306,250     Freeport-McMoran Copper & Gold, 6.875%, 2/1/09       1,225,358
    329,000     Graftech International, 1.625%, 1/15/24 (144A)         295,568
    760,000     Manitowoc Co. Inc., 7.125%, 11/1/13                    768,875
    404,000     Roper Industries Inc., 1.4813%, 1/15/34                184,681
    100,000     Sonic Automotive Inc., 5.25%, 5/7/09                    97,648
    950,000     Triquint Semiconductor, 4.0%, 3/1/07                   920,998
                                                                    ----------
                Total                                               $3,896,379
                                                                    ==========

    The accompanying notes are an integral part of these financial statements. 9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Six Months Ended      Year
                                                                        6/30/04           Ended
Class I                                                               (unaudited)        12/31/03
Net asset value, beginning of period                                  $    11.45       $     9.27
                                                                      ----------       ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $     0.31       $     0.76
 Net realized and unrealized gain (loss) on investments                    (0.28)            2.18
                                                                      ----------       ----------
  Net increase (decrease) from investment operations                  $     0.03       $     2.94
Distributions to shareowners:
 Net investment income                                                     (0.31)           (0.76)
 Net realized gain                                                         (0.05)              --
                                                                      ----------       ----------
Net increase (decrease) in net asset value                            $    (0.33)      $     2.18
                                                                      ----------       ----------
Net asset value, end of period                                        $    11.12       $    11.45
                                                                      ==========       ==========
Total return*                                                               0.25%           32.78%
Ratio of net expenses to average net assets+                                0.77%**          0.89%
Ratio of net investment income (loss) to average net assets+                5.53%**          7.22%
Portfolio turnover rate                                                       67%**            48%
Net assets, end of period (in thousands)                              $   63,375       $   66,587
Ratios with no waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               0.77%**          0.89%
 Net investment income (loss)                                               5.53%**          7.22%

                                                                         Year           Year          5/1/00
                                                                         Ended         Ended            to
Class I                                                                12/31/02       12/31/01      12/31/00(a)
Net asset value, beginning of period                                  $    10.33     $     9.82     $    10.00
                                                                      ----------     ----------     ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $     0.92     $     0.95     $     0.61
 Net realized and unrealized gain (loss) on investments                    (1.06)          0.62          (0.18)
                                                                      ----------     ----------     ----------
  Net increase (decrease) from investment operations                  $    (0.14)    $     1.57     $     0.43
Distributions to shareowners:
 Net investment income                                                     (0.92)         (0.95)         (0.61)
 Net realized gain                                                            --          (0.11)            --
                                                                      ----------     ----------     ----------
Net increase (decrease) in net asset value                            $    (1.06)    $     0.51     $    (0.18)
                                                                      ----------     ----------     ----------
Net asset value, end of period                                        $     9.27     $    10.33     $     9.82
                                                                      ==========     ==========     ==========
Total return*                                                              (1.42)%        16.60%          4.12
Ratio of net expenses to average net assets+                                1.02%          1.15%          1.25%**
Ratio of net investment income (loss) to average net assets+                9.39%          9.15%          9.18%**
Portfolio turnover rate                                                       42%            36%            33%**
Net assets, end of period (in thousands)                              $   41,111     $   32,331     $    6,849
Ratios with no waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.02%          1.28%          2.35%**
 Net investment income (loss)                                               9.39%          9.02%          8.08%**

(a)  Shares of High Yield VCT Portfolio were first publicly offered on May 1,
     2000.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized.
  +  Ratios with no reduction for fees paid indirectly.

10  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                        Pioneer
                                                                                       High-Yield
                                                                                     VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $3,896,379)
   (Cost $96,881,771)                                                                $  97,689,703
 Cash                                                                                    4,966,498
 Foreign currencies, at value                                                                   --
 Receivables --
   Investment securities sold                                                            1,251,309
   Fund shares sold                                                                        129,186
   Dividends, interest and foreign taxes withheld                                        1,389,274
 Other                                                                                         240
                                                                                     -------------
   Total assets                                                                      $ 105,426,210
                                                                                     -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                   $   5,290,138
   Fund shares repurchased                                                                      22
   Dividends                                                                                    --
   Upon return for securities loaned                                                     3,990,710
   Forward foreign currency portfolio hedge contracts, open -- net                              --
 Due to bank                                                                                    --
 Due to affiliates                                                                          62,907
 Accrued expenses                                                                           27,878
 Other                                                                                          --
                                                                                     -------------
     Total liabilities                                                               $   9,371,655
                                                                                     -------------
NET ASSETS:
 Paid-in capital                                                                     $  92,183,318
 Accumulated net investment income (loss)                                                   42,466
 Accumulated undistributed net realized gain (loss)                                      3,020,839
 Net unrealized gain (loss) on:
   Investments                                                                             807,932
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                           --
                                                                                     -------------
     Total net assets                                                                $  96,054,555
                                                                                     -------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                                        $  63,375,020
 Shares outstanding                                                                      5,697,234
                                                                                     -------------
   Net asset value per share                                                         $       11.12
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                                        $  32,679,535
 Shares outstanding                                                                      2,937,735
                                                                                     -------------
   Net asset value per share                                                         $       11.12

   The accompanying notes are an integral part of these financial statements. 11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             Pioneer
                                                           High Yield
                                                          VCT Portfolio

                                                           Six Months
                                                              Ended
                                                             6/30/04
INVESTMENT INCOME:
 Dividends                                                $     25,646
 Interest (net of foreign taxes withheld of $2,145)          2,986,213
 Income on securities loaned, net                                2,414
 Other                                                              --
                                                          ------------
  Total investment income                                 $  3,014,273
EXPENSES:
 Management fees                                          $    311,486
 Transfer agent fees                                               293
 Distribution fees (Class II)                                   34,430
 Administrative fees                                             9,604
 Custodian fees                                                  9,660
 Professional fees                                              26,244
 Printing                                                        8,162
 Fees and expenses of nonaffiliated trustees                        --
 Miscellaneous                                                   1,996
                                                          ------------
  Total expenses                                          $    401,875
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                           --
                                                          ------------
  Net expenses                                            $    401,875
                                                          ------------
    Net investment income (loss)                          $  2,612,398
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                            $  3,020,965
   Futures contracts                                                --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies               --
                                                          ------------
                                                          $  3,020,965
                                                          ------------
 Change in net unrealized gain or loss from:
   Investments                                            $ (6,002,478)
   Futures contracts                                                --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies               --
                                                          ------------
                                                          $ (6,002,478)
                                                          ------------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                        $ (2,981,513)
                                                          ------------
 Net increase (decrease) in net assets resulting
 from operations                                          $   (369,115)
                                                          ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     Pioneer High Yield
                                                       VCT Portfolio

                                                Six Months
                                                  Ended              Year
                                                 6/30/04             Ended
                                               (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $   2,612,398     $   4,106,902
Net realized gain (loss) on investments           3,020,965         1,124,588
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                   (6,002,478)       10,301,474
                                              -------------     -------------
  Net increase (decrease) in net assets
    resulting from operations                 $    (369,115)    $  15,532,964
                                              -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $  (1,887,530)    $  (3,817,405)
 Class II                                          (724,685)         (279,944)
Net realized gain
 Class I                                           (265,040)               --
 Class II                                          (135,300)               --
Tax return of capital
 Class I                                                 --                --
 Class II                                                --                --
                                              -------------     -------------
  Total distributions to shareowners          $  (3,012,555)    $  (4,097,349)
                                              -------------     -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  40,007,704     $  45,609,360
Reinvestment of distributions                     2,994,517         4,059,022
Cost of shares repurchased                      (27,753,753)      (18,254,761)
                                              -------------     -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $  15,248,468     $  31,413,621
                                              -------------     -------------
 Net increase (decrease) in net assets        $  11,866,798     $  42,849,236
                                              -------------     -------------
NET ASSETS:
Beginning of period                           $  84,187,757     $  41,338,521
                                              -------------     -------------
End of period                                 $  96,054,555     $  84,187,757
                                              -------------     -------------
Accumulated/(distributions in excess of)
 net investment income (loss)                 $      42,466     $      42,283
                                              -------------     -------------


The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
The Pioneer High Yield VCT Portfolio (The Portfolio) is a portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of High Yield Portfolio is to maximize total return through a combination of income and capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. As of June 30, 2004, there were no fair valued securities.

   Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

   In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended June 30, 2004, the no such taxes were paid.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

                                               Pioneer
                                             High-Yield
                                            VCT Portfolio
                                                2003
                                           --------------
  Distributions paid from:
  Ordinary Income                            $4,097,349
  Long-Term capital gain                             --
                                             ----------
                                             $4,097,349
  Return of Capital                                  --
                                             ----------
     Total distributions                     $4,097,349
                                             ----------
  Distributable Earnings
     (Accumulated Losses):
  Undistributed ordinary income              $   42,283
  Undistributed long-term gain/
     (Capital loss carryforward)                400,214
  Unrealized appreciation (depreciation)      6,810,410
                                             ----------
     Total                                   $7,252,907
                                             ==========

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

The portion of the Portfolios' expenses attributable to Class II (or Class I for shares in the case of High Yield Portfolios) will be reduced only to the extent such expenses are reduced for Class I shares (or Class II shares). Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from certain Portfolios if the expense ratio of the Class I (or Class II) shares would otherwise be less than the expense limitation of the class. $7,270 was reimbursed by High Yield Portfolio under this arrangement and is included in miscellaneous expense.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each class will reimburse PIM no more than the amount by which that class' expenses were reduced.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $56,197 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $255 in transfer agent fees payable to PIMSS at June 30, 2004.


4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $6,455 payable to PFD at June 30, 2004.


5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------
                                                                                     Net
                                                Gross             Gross         Appreciation/
                             Tax Cost       Appreciation      Depreciation      (Depreciation)
 ----------------------------------------------------------------------------------------------
 High Yield Portfolio      $96,881,771       $3,691,838       $ (2,883,906)        $807,932
                          --------------   --------------   ----------------   ---------------
----------------------------------------------------------------------------------------------

6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $47,769,685 and $31,032,220, respectively.

7. Capital Shares
At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

---------------------------------------------------------------------------------------------------
High Yield Portfolio                '04 Shares       '04 Amount       '03 Shares       '03 Amount
---------------------------------------------------------------------------------------------------
 CLASS I:
 Shares sold                         1,201,971     $  13,743,588       2,515,726     $  26,817,319
 Reinvestment of distributions         187,908         2,134,532         357,809         3,779,086
 Shares repurchased                 (1,508,494)      (17,051,802)     (1,491,103)      (15,895,254)
                                    ---------------------------------------------------------------
  Net increase (decrease)             (118,615)    $  (1,173,682)      1,382,432     $  14,701,151
                                    ===============================================================
 CLASS II:
 Shares sold                         2,297,852     $  26,264,116       1,708,526     $  18,792,041
 Reinvestment of distributions          75,932           859,985          25,089           279,836
 Shares repurchased                   (972,496)      (10,701,951)       (221,726)       (2,359,726)
                                    ---------------------------------------------------------------
  Net increase                       1,401,288     $  16,422,150       1,511,889     $  16,712,470
                                    ===============================================================
---------------------------------------------------------------------------------------------------

[logo] Pioneer
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

                                                                   16060-00-0804

                                                           [logo] Pioneer
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Oak Ridge Large Cap Growth VCT Portfolio -- Class II Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------


Pioneer Oak Ridge Large Cap Growth VCT
Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   6
  Notes to Financial Statements         10

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                     94.6%
Depositary Receipts for International Stocks            5.4%

Sector Distribution
(As a percentage of equity holdings)

   [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology           23.2%
Financials                       19.1%
Health Care                      17.9%
Consumer Discretionary           16.5%
Consumer Staples                  9.1%
Industrials                       7.8%
Energy                            6.4%

Five Largest Holdings
(As a percentage of equity holdings)

  1.      Procter & Gamble Co.      3.78%
  2.      Genentech, Inc.           3.58
  3.      Apache Corp.              3.38
  4.      eBAY, Inc.                3.34
  5.      Microsoft Corp.           3.31

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------
Prices and Distributions

                              6/30/04       3/15/04
Net Asset Value per Share     $ 10.37       $ 10.00


Distributions per Share                  Short-Term        Long-Term
(3/15/04 - 6/30/04)        Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

    [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                        Pioneer Oak Ridge
                Russell 1000            Large Cap Growth
                Growth Index              VCT Portfolio
                ------------            ----------------
3/04             $10,000                   $10,000
6/04              10,194                    10,174

The Russell 1000 Growth Index contains those Russell 1000 securities with a greater-than-average growth orientation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life of Fund        3.70%
(3/15/04)

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------
In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Manager, discusses the factors that influenced performance for the abbreviated period ended June 30, 2004.

Q: How did the U.S. stock market perform over recent months?

A: Stocks delivered the strongest returns in the first half of the reporting period, during which the market was supported by the ongoing expansion of the world economy, low interest rates and the continued improvement of corporate earnings results. The backdrop for stocks started to deteriorate in March, however, as investors began to anticipate that the U.S. Federal Reserve would soon have to begin raising interest rates in order to keep inflation at bay.

   In the latter part of the period: higher-quality companies with strong earnings growth and sound fundamentals came back into favor. In contrast, smaller, lower-quality companies (including many with no earnings) generally had been the best performers in 2003 and the first calendar quarter of this year.

Q: How did the Portfolio perform during the period?

A: Class II shares of the Portfolio produced a total return of 3.70% at net asset value for the abbreviated period from March 15, 2004 through June 30, 2004, ahead of its benchmark, the Russell 1000 Growth Index which returned 1.94% for the period from March 31, 2004 through June 30, 2004.

   The gradual return to higher quality issues during April and May could signal an end to a challenging period for the Portfolio. Like most growth-oriented managers, we look for companies that offer accelerating sales and earnings growth. However, we strive to make sure that the companies we own in the Portfolio have what we think are sensible valuations relative to their growth prospects. In other words, we will not overpay for companies whose stock prices are not adequately supported by fundamentals. We believe that this is the best way to find companies poised to perform well over a three-to-five year time horizon. With the markets' preferences returning to a focus on quality, this approach again began to bear fruit during the latter half of the period.

Q: Please discuss some of the key factors in the Portfolio's performance.

A: We are pleased to report that the vast majority of our investment decisions paid off. While we didn't hit any home runs, we also didn't suffer any "blow-ups" from individual holdings. In fact, most of the stocks in the portfolio produced steady gains.

   The Portfolio received the strongest performance from its holdings in health care stocks. This sector in general - and the biotechnology and medical equipment industries in particular - is home to a wealth of fast-growing companies selling at what we believe to be reasonable prices. Genentech was a strong individual performer for the Portfolio, and while it is still a large position, we have begun to trim its weighting in the stock as its multiple had expanded to a valuation more reflective of its prospects. The stock is benefiting from the high hopes for the drug Avastin, which has proven effective in treating several forms of cancer. Zimmer Holdings, a leader in making replacement joints, also performed well, as did Alcon, an eye care device maker that has benefited from both higher earnings and an increase in its valuation. A recent addition within the health care sector is Caremark Rx, a pharmacy benefits company that we believe is poised for strong growth resulting from the need for cost-effective drug distribution.

   We also generated strong performance from our stock selection within the energy sector, which has been helped by the continued rise in oil and gas prices. Both of the Portfolio's holdings in this area - Apache Corp. and XTO Energy - executed particularly well.

   In the consumer area, we emphasize companies with strong earnings growth and dominant positions within their respective industries, such as Walmart and Procter & Gamble.

Q: The Portfolio is underweight in technology. Why do you hold this positioning, which is unusual for a growth portfolio?

A: We are having no trouble finding technology companies with good growth prospects. What is challenging is finding tech stocks that are reasonably valued in relation to their growth rates. The Portfolio's underweight in technology proved helpful in recent months, as many of the high-flying stocks in the tech sector lost ground.

   Our strategy with respect to technology is to select companies that are market leaders and that are gaining market share from their competitors. We believe companies that are gaining share will, over the long-term, perform well versus the sector as a whole. It is our belief that the best performing stocks over the next market cycle will not be the manufacturers of technology, but the companies best utilizing technological advancement to gain market share in their respective sectors.

Q: What are some examples of investments that did not work as well?

A: As we stated earlier, very few of the Portfolio's holdings performed poorly.
   Having said that, our investment in the Spanish language television broadcaster Univision produced a loss. Although the company reported strong first quarter earnings, it was conservative in its forward-looking guidance. Citicorp, meanwhile, weakened on concerns over the effects of litigation and the potential impact of rising interest rates. We believe these fears are overstated, and maintain our position in the stock. Meanwhile, our purchase of Texas Instruments proved poorly timed, leading to a short-term loss. However, we believe TI will deliver good performance over time due to its exposure to the fast-growing communications area.

Q: What is your outlook for the stock market?

A: We are encouraged by the recent improvement in the performance of higher-quality stocks. The market environment remains uncertain, with the positive effects of a stronger economy and growing corporate earnings offset by the fear of rising interest rates and worries about Iraq, terrorism and the upcoming election. But an environment such as this may prove advantageous to stock pickers such as us, because quality, earnings and valuations will likely begin to matter once again. And in such an environment, we believe that our concentrated portfolio of reasonably valued, fundamentally sound stocks will benefit accordingly.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

Shares                                                          Value
           COMMON STOCKS - 92.6%
           Energy - 5.9%
           Oil & Gas Exploration & Production - 5.9%
  631      Apache Corp.                                      $ 27,480
  830      Cross Timbers Oil Co.                               24,726
                                                             --------
                                                             $ 52,206
                                                             --------
           Total Energy                                      $ 52,206
                                                             --------
           Capital Goods - 4.7%
           Electrical Components & Equipment - 1.8%
  493      General Electric Co.                              $ 15,973
                                                             --------
           Industrial Conglomerates - 2.9%
  495      Danaher Corp.                                     $ 25,666
                                                             --------
           Total Capital Goods                               $ 41,639
                                                             --------
           Transportation - 2.5%
           Air Freight & Couriers - 2.5%
  269      FedEx Corp.                                       $ 21,975
                                                             --------
           Total Transportation                              $ 21,975
                                                             --------
           Hotels, Restaurants & Leisure - 1.3%
           Casinos & Gaming - 1.3%
  296      International Game Technology                     $ 11,426
                                                             --------
           Total Hotels, Restaurants & Leisure               $ 11,426
                                                             --------
           Media - 2.2%
           Broadcasting & Cable TV - 2.2%
  611      Univision Communications, Inc.*                   $ 19,509
                                                             --------
           Total Media                                       $ 19,509
                                                             --------
           Retailing - 11.7%
           Computer & Electronics Retail - 2.1%
  356      Best Buy Co., Inc.                                $ 18,063
                                                             --------
           Home Improvement Retail - 1.9%
  323      Lowe's Companies, Inc.                            $ 16,974
                                                             --------
           Internet Retail - 5.0%
  295      eBAY, Inc.*                                       $ 27,125
  561      InterActive Corp.*                                  16,909
                                                             --------
                                                             $ 44,034
                                                             --------
           Specialty Stores - 2.7%
  817      Staples, Inc.                                     $ 23,946
                                                             --------
           Total Retailing                                   $103,017
                                                             --------
           Food & Drug Retailing - 4.9%
           Food Distributors - 2.4%
  599      Sysco Corp.                                       $ 21,486
                                                             --------
           Hypermarkets & Supercenters - 2.5%
  410      Wal-Mart Stores, Inc.                             $ 21,632
                                                             --------
           Total Food & Drug Retailing                       $ 43,118
                                                             --------

Shares                                                          Value
           Household & Personal Products - 3.5%
           Household Products - 3.5%
  564      Procter & Gamble Co.                              $ 30,704
                                                             --------
           Total Household & Personal
           Products                                          $ 30,704
                                                             --------
           Health Care Equipment & Services - 9.6%
           Health Care Distributors - 1.9%
  250      Teva Pharmaceutical Industries, Ltd. (A.D.R.)     $ 16,823
                                                             --------
           Health Care Equipment - 2.5%
  249      Zimmer Holdings, Inc.*                            $ 21,962
                                                             --------
           Health Care Services - 2.1%
  565      Caremark Rx, Inc.*                                $ 18,611
                                                             --------
           Health Care Supplies - 3.1%
  340      Alcon, Inc.                                       $ 26,741
                                                             --------
           Total Health Care Equipment &
           Services                                          $ 84,137
                                                             --------
           Pharmaceuticals & Biotechnology - 7.0%
           Biotechnology - 4.3%
  162      Amgen, Inc.*                                      $  8,840
  518      Genentech, Inc.*                                    29,112
                                                             --------
                                                             $ 37,952
                                                             --------
           Pharmaceuticals - 2.7%
  684      Pfizer, Inc.                                      $ 23,448
                                                             --------
           Total Pharmaceuticals &
           Biotechnology                                     $ 61,400
                                                             --------
           Banks - 4.6%
           Diversified Banks - 4.6%
  493      Popular, Inc.                                     $ 21,086
  712      U.S. Bancorp                                        19,623
                                                             --------
                                                             $ 40,709
                                                             --------
           Total Banks                                       $ 40,709
                                                             --------
           Diversified Financials - 9.1%
           Consumer Finance - 4.3%
  356      American Express Co.                              $ 18,291
  493      SLM Corp.                                           19,942
                                                             --------
                                                             $ 38,233
                                                             --------
           Investment Banking & Brokerage - 2.1%
  339      Merrill Lynch & Co., Inc.                         $ 18,299
                                                             --------
           Diversified Financial Services - 2.7%
  507      Citigroup, Inc.                                   $ 23,576
                                                             --------
           Total Diversified Financials                      $ 80,108
                                                             --------
           Insurance - 3.9%
           Life & Health Insurance - 1.9%
  416      Aflac, Inc.                                       $ 16,977
                                                             --------

  4  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                   Value
           Multi-Line Insurance - 2.0%
  247      American International Group, Inc.         $ 17,606
                                                      --------
           Total Insurance                            $ 34,583
                                                      --------
           Software & Services - 7.8%
           Application Software - 3.1%
  942      Microsoft Corp.                            $ 26,904
                                                      --------
           Data Processing & Outsourced Services - 4.7%
  393      Affiliated Computer Services, Inc.*        $ 20,805
  467      First Data Corp.                             20,791
                                                      --------
                                                      $ 41,596
                                                      --------
           Total Software & Services                  $ 68,500
                                                      --------
           Technology Hardware & Equipment - 11.7%
           Communications Equipment - 2.9%
  351      Qualcomm, Inc.                             $ 25,616
                                                      --------
           Computer Hardware - 4.4%
  645      Dell, Inc.*                                $ 23,104
  170      IBM Corp.*                                   14,986
                                                      --------
                                                      $ 38,090
                                                      --------

Shares                                                   Value
           Electronic Manufacturing Services - 1.9%
  661      Jabil Circuit, Inc.*                       $ 16,640
                                                      --------
           Technology Distributors - 2.5%
  384      Fisher Scientific International, Inc.*     $ 22,176
                                                      --------
           Total Technology Hardware &
           Equipment                                  $102,522
                                                      --------
           Semiconductors - 2.0%
  709      Texas Instruments, Inc.                    $ 17,144
                                                      --------
           Total Semiconductors                       $ 17,144
                                                      --------
           TOTAL COMMON STOCKS
           (Cost $803,436)                            $812,697
                                                      --------
           TOTAL INVESTMENT
           IN SECURITIES - 92.6%
           (Cost $803,436)                            $812,697
                                                      --------
           OTHER ASSETS AND
           LIABILITIES - 7.4%                         $ 65,077
                                                      --------
           TOTAL NET ASSETS - 100.0%                  $877,774
                                                      ========

*        Non-income producing security.
(A.D.R.) American Depository Receipt

   The accompanying notes are an integral part of these financial statements. 5

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         3/15/04
                                                                                            to
                                                                                         6/30/04
Class II (a)                                                                           (unaudited)
Net asset value, beginning of period                                                    $ 10.00
                                                                                        -------
Increase from investment operations:
 Net investment income                                                                  $    --
 Net realized and unrealized gain on investments and foreign currency transactions         0.37
                                                                                        -------
 Net increase from investment operations                                                $  0.37
                                                                                        -------
  Net increase in net asset value                                                       $  0.37
                                                                                        -------
 Net asset value, end of period                                                         $ 10.37
                                                                                        =======
Total return*                                                                              3.70%
Ratio of net expenses to average net assets+                                               0.95%**
Ratio of net investment income to average net assets+                                      0.10%**
Portfolio turnover rate                                                                      15%**
Net assets, end of period (in thousands)                                                $   878
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                             25.13%**
 Net investment loss                                                                     (24.09)%**

(a)  Class II shares were first publicly offered on March 15, 2004
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
 +   Ratios with no reduction for fees paid indirectly.

6  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Pioneer
                                                                      Oak Ridge
                                                                   Large Cap Growth
                                                                    VCT Portfolio
ASSETS:
 Investment in securities, at value (Cost $803,436)                    812,697
 Cash                                                                  149,940
 Futures collateral                                                         --
 Foreign currencies, at value                                               --
 Receivables --
   Investment securities sold                                               --
   Fund shares sold                                                     14,341
   Variation margin                                                         --
   Dividends, interest and foreign taxes withheld                          519
   Forward foreign currency settlement contracts, net
   Forward foreign currency portfolio hedge contracts, open-net
   Due from Pioneer Investment Management, Inc.                          7,820
 Other                                                                      10
                                                                       -------
   Total assets                                                       $985,327
                                                                      --------
LIABILITIES:
 Payables --
   Investment securities purchased                                    $ 90,503
   Fund shares repurchased                                                  --
   Dividends                                                                --
   Upon return of securities loaned                                         --
   Forward foreign currency settlement contracts, net                       --
   Forward foreign currency portfolio hedge contracts, open-net             --
   Variation margin                                                         --
 Due to bank
 Due to affiliates                                                       1,814
 Accrued expenses                                                       15,236
                                                                      --------
   Total liabilities                                                  $107,553
                                                                      --------
NET ASSETS:
 Paid-in capital                                                      $869,151
 Accumulated net investment income (loss)                                  102
 Accumulated undistributed net realized gain (loss)                       (740)
 Net unrealized gain (loss) on:
   Investments                                                           9,261
   Futures contracts                                                        --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                       --
                                                                      --------
   Total net assets                                                   $877,774
                                                                      --------
NET ASSET VALUE PER SHARE:
 Class II:
 No Par Value (Unlimited number of shares authorized)
   Net assets                                                         $877,774
 Shares outstanding                                                     84,638
                                                                      --------
   Net asset value per share                                          $  10.37
                                                                      --------

    The accompanying notes are an integral part of these financial statements. 7

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              Pioneer
                                                             Oak Ridge
                                                          Large Cap Growth
                                                           VCT Portfolio

                                                           For the period
                                                            from 3/15/04
                                                          (Commencement of
                                                           Operations) to
                                                              6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $23)            $     940
 Interest                                                           99
 Income on securities loaned, net                                   --
 Other                                                              --
                                                             ---------
  Total investment income                                    $   1,039
                                                             ---------
EXPENSES:
 Management fees                                             $     740
 Transfer agent fees                                               504
 Distribution fees (Class II)                                      247
 Administrative fees                                             4,625
 Custodian fees                                                  7,072
 Professional fees                                               8,059
 Printing                                                        3,743
 Fees and expenses of nonaffiliated trustees                        36
 Miscellaneous                                                      --
                                                             ---------
  Total expenses                                             $  25,026
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                      (24,089)
                                                             ---------
  Less fees paid indirectly
  Net expenses                                               $     937
                                                             ---------
    Net investment income (loss)                             $     102
                                                             ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                               $    (740)
   Futures contracts                                                --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies               --
                                                             ---------
                                                             $    (740)
                                                             ---------
 Change in net unrealized gain or loss from:
   Investments                                               $   9,261
   Futures contracts                                                --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies               --
                                                             ---------
                                                             $   9,261
                                                             ---------
 Net gain (loss) on investments, futures contracts
 and foreign currency transactions                           $   8,521
                                                             ---------
 Net increase (decrease) in net assets resulting
 from operations                                             $   8,623
                                                             =========

8  The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                              Pioneer Oak Ridge
                                              Large Cap Growth
                                                VCT Portfolio

                                               For the period
                                                from 3/15/04
                                              (Commencement of
                                               Operations) to
                                                   6/30/04
                                                 (unaudited)
FROM OPERATIONS:
Net investment income                             $    102
Net realized gain (loss) on investments               (740)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                       9,261
                                                  --------
  Net increase (decrease) in net assets
    resulting from operations                     $  8,623
                                                  --------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                          $     --
 Class II                                         $     --
Net realized gain
 Class I                                                --
 Class II                                               --
Tax return of Capital
 Class I                                                --
 Class II                                               --
                                                  --------
  Total distributions to shareholders             $     --
                                                  --------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                  $869,656
Reinvestment of distributions                           --
Cost of shares repurchased                            (505)
                                                  --------
 Net increase in net assets
  resulting from fund share transactions          $869,151
                                                  --------
 Net increase in net assets                       $877,774
NET ASSETS:
Beginning of period                                     --
                                                  --------
End of period                                     $877,774
                                                  ========
Accumulated net investment income (loss),
 end of period                                    $    102
                                                  ========

    The accompanying notes are an integral part of these financial statements. 9

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------
1. Organization and Significant Accounting Policies
The Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the Portfolio) a
Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

The Oak Ridge Large Cap Growth VCT Portfolio commenced operations on March 15, 2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Oak Ridge Large Cap Growth Portfolio is capital appreciation.

The financial statements and financial highlights of all other portfolios are presented in separate books.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Oak Ridge Large Cap Growth Portfolio had no open contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes
   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $1,542 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $129 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $143 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation
At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------------
                                                                             Net
                                          Gross            Gross        Appreciation/
                         Tax Cost     Appreciation     Depreciation     (Depreciation)
--------------------------------------------------------------------------------------
 Oak Ridge Large Cap
 Growth Portfolio        $803,436        $20,914        $ (11,653)          $9,261
                         ========        =======        =========           ======
--------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. Portfolio Transactions
The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended June 30, 2004, were $820,969 and $16,793, respectively.

7. Capital Shares
At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

--------------------------------------------------------------------------------
Oak Ridge Large Cap Growth Portfolio    '04 Shares   '04 Amount
---------------------------------------------------------------

 CLASS II:
 Shares sold                              84,687     $869,656
 Reinvestment of distributions                --           --
 Shares repurchased                          (49)        (505)
                                          ---------------------
  Net increase                            84,638     $869,151
                                          =====================
--------------------------------------------------------------------------------

[logo] Pioneer
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16070-00-0804
                                                                 [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Real Estate Shares VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table  of  Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update               2
  Portfolio Management Discussion                3
  Schedule of Investments                        4
  Financial Statements                           5
  Notes to Financial Statements                  9
  Trustees, Officers and Service Providers      14

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

U.S. Common Stock                                                         100.0%

Sector Distribution
(As a percentage of equity holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Office                                                                     17.4%
Apartment                                                                  16.8%
Regional Mail                                                              15.0%
Industrial                                                                 12.7%
Shopping Center                                                            10.4%
Hotel                                                                       8.7%
Diversified                                                                 8.5%
Self Storage                                                                4.1%
Cash                                                                        3.0%
Factory Outlet                                                              2.1%
Manufactured Homes                                                          1.0%
Health Care                                                                 0.3%

Five Largest Holdings
(As a percentage of equity holdings)

-----------------------------------------------
1.   Simon DeBartolo Group, Inc.          6.00%
-----------------------------------------------
2.   Boston Properties, Inc.              5.02
-----------------------------------------------
3.   Equity Residential Property Trust    4.36
-----------------------------------------------
4.   ProLogis Trust                       3.97
-----------------------------------------------
5.   Catellus Development Corp.           3.91
-----------------------------------------------

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $ 19.55        $ 18.57

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.400       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]


                  Wilshire                  Pioneer
                Real Estate               Real Estate
              Securities Index+       Shares VCT Portfolio
3/95               10,000                   10,000
                   11,322                   11,696
6/96               15,497                   15,875
                   18,565                   19,235
6/98               15,330                   15,629
                   14,841                   14,977
6/00               19,403                   19,397
                   21,431                   20,911
6/02               21,983                   21,440
                   30,133                   28,890
6/04               32,226                   31,028

+ Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       12.89%
(3/1/95)
5 Years             13.58%
1 Year              28.90%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Fear of higher interest rates, rising oil prices and the ongoing turmoil in Iraq contributed to volatile markets for the six months ended June 30, which made up the first half or your Portfolio's fiscal year. In this report, Mathew Troxell, a member of the Portfolio's investment management team, discusses the sector's positive returns amidst the shifting economic landscape and his expectations for 2004.

Q: Was the market and economic environment favorable for the Portfolio's investment strategy?

A: Real estate stocks, like most asset classes, experienced great volatility during the reporting period.

   With evidence suggesting that the U.S. economy was on its way to recovery, the real estate market rose strongly during the first quarter of 2004. However, in early April, the jobs report for March was surprisingly strong and sparked a sell-off in the bond market. Bond investors feared that the economy might be growing too fast and would ignite inflation. Interest rates began to rise, pushing bond prices down. Prices of real estate stocks also fell sharply even though historically they have exhibited a low correlation to bond prices. Rising oil prices and political uncertainty in Iraq further heightened investor concerns. During May and June, real estate investment trusts began to recover and picked up enough positive momentum to regain much of the ground lost in April -- ending the six months with relatively strong performance gains.

   For the six months ended June 30, 2004, the Portfolio's Class I shares rose 7.4% at net asset value. In comparison, the Wilshire Real Estate Securities Index increased 6.96% for the same period.

Q: What investments helped performance during the six months?

A: Several holdings contributed positively to the Portfolio's returns. AvalonBay
   Communities, one of the Portfolio's largest holdings, is an apartment/multi-family real estate investment trust (REIT) that has benefited from the expectation of improving fundamentals for apartments. Job growth has been very positive for household formations, especially for young adults who are leaving home for the first time. This demographic group has the highest propensity to rent rather than buy. This stronger renter demand is giving apartment REIT managers, such as AvalonBay, greater pricing flexibility. In addition, rising interest rates should contribute to higher renter demand, because buying a home becomes a more expensive option.

   In the lodging sector, Starwood Hotels and Resorts performed well, particularly in the final two months of the reporting period. Starwood, as well as the sector in general, are benefiting from a recovery in lodging demand, which is directly correlated to the improving economy. Catellus Development, a real estate management and development company, holds a portfolio of high-quality predominately industrial properties generating strong cash flow. This REIT's positive performance was driven, in part, by management's decision to convert to REIT status early in 2004. The heightened investor interest helped it to outperform the benchmark during the six months.

Q: What investments hurt performance during the six months?

A: We believe that Simon Property Group is a solid company, but after consistently outperforming the real estate market during the multi-year rally through the first quarter of 2004, it, along with other retail names, lagged in the final months of the reporting period. Following the market correction this spring, it began to recover. However, when management announced in late June that it was acquiring Chelsea Property Group (also held by the Portfolio), investors reacted negatively. We view the proposed merger very positively, because we think Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail focus to Simon's current portfolio.

   Following disappointing performance last year, Apartment Investment and Management continued to lag the benchmark. This REIT, which owns a diverse portfolio of multi-family apartment complexes, suffered more than its peers as apartment fundamentals proved challenging last year and experienced lower-than-expected fee income and higher-than-expected apartment-turnover-related expenses last year -- resulting in a reduced dividend. Even with the greater promise for improving fundamentals, we reduced the position this spring, because we tempered our view of its total return potential.

Q: What is your outlook for the balance of 2004?

A: We think that the various property types making up the real estate market are generally experiencing improving fundamentals. While real estate earnings typically lag an improvement in fundamentals, hotel and apartment landlords can respond fairly quickly. Should economic growth continue, however, we believe retail landlords will begin to lose the relative advantage they have previously enjoyed. We believe that it will fall to astute stock selection to separate the wheat from the chafe.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                   Value
                  COMMON STOCKS - 97.4%
                  Hotels, Restaurants & Leisure - 5.3%
                  Hotels, Resorts & Cruise Lines - 5.3%
      75,000      Hilton Hotels Corp.*                      $ 1,399,500
      58,000      Starwood Hotels & Resorts                   2,601,300
                                                            -----------
                                                            $ 4,000,800
                                                            -----------
                  Total Hotels, Restaurants & Leisure       $ 4,000,800
                                                            -----------
                  Diversified Financials - 3.0%
                  Diversified Financial Services - 3.0%
      77,000      Brookfield Properties Corp.               $ 2,213,750
                                                            -----------
                  Total Diversified Financials              $ 2,213,750
                                                            -----------
                  Real Estate - 89.1%
                  Real Estate Management & Development - 4.0%
     115,500      Catellus Development Corp.                $ 2,847,075
       8,200      Inland Real Estate Corp.*                     106,682
                                                            -----------
                                                            $ 2,953,757
                                                            -----------
                  Real Estate Investment Trusts - 85.1%
      38,500      Apartment Investment & Management Co.     $ 1,198,505
      46,200      AMB Property Corp.                          1,599,906
      22,400      Affordable Residential Communities*           371,840
      16,500      Alexandria Real Estate Equities, Inc.         936,870
      44,000      Arden Realty Group, Inc.                    1,294,040
      92,500      Archstone Communities Trust                 2,713,025
      50,000      AvalonBay Communities, Inc.*                2,826,000
      73,100      Boston Properties, Inc.                     3,660,848
      17,500      Chelsea Property Group, Inc.                1,141,350
      30,000      Camden Property Trust                       1,374,000
      10,000      Carramerica Realty Corp.                      302,300
      61,000      Developers Diversifies Realty Corp.         2,157,570
      57,000      Duke Realty Investments, Inc.               1,813,170
      79,000      Equity Office Properties Trust              2,148,800
     107,000      Equity Residential Property Trust           3,181,110
       5,800      First Potomac Realty Trust*                   111,186
      36,000      Federal Realty Investment Trust             1,497,240
      79,500      General Growth Properties, Inc.             2,350,815
      25,500      Highwoods Properties, Inc.*                   599,250
      Shares                                                    Value
     189,000      Host Marriott Corp.*                      $ 2,336,040
       6,000      Healthcare Realty Trust, Inc.                 224,880
       2,500      Kilroy Realty Corp.                            85,250
      53,000      Liberty Property Trust                      2,131,130
      35,500      The Macerich Co.                            1,699,385
      11,300      Manufactured Home Communities, Inc.           375,047
       9,100      Mills Corp.                                   424,970
      10,500      Corporate Office Properties                   260,925
      88,000      ProLogis Trust                              2,896,960
      29,300      Pan Pacific Retail Properties, Inc.         1,480,236
      55,000      Prentiss Properties Trust                   1,843,600
      45,206      Public Storage, Inc.                        2,079,928
      25,500      PS Business Parks Inc*                      1,026,120
      48,000      Regency Centers Corp.                       2,059,200
      35,000      The Rouse Co.*                              1,662,500
       9,500      iStar Financial, Inc.*                        380,000
      27,500      Shurgard Storage Centers, Inc.              1,028,500
      15,800      Strategic Hotel Capital, Inc.*                232,260
      85,000      Simon DeBartolo Group, Inc.                 4,370,700
      51,000      Taubman Centers, Inc.                       1,167,390
      37,600      Trizec Properties Inc.                        611,376
      47,200      United Dominion Realty Trust                  933,616
      46,000      Vornado Realty Trust                        2,627,060
      16,500      Western Resources, Inc.                       516,120
                                                            -----------
                                                            $63,731,018
                                                            -----------
                  Total Real Estate                         $66,684,775
                                                            -----------
                  TOTAL COMMON STOCKS
                  (Cost $55,838,852)                        $72,899,325
                                                            -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 97.4%
                  (Cost $55,838,852)                        $72,899,325
                                                            -----------
                  OTHER ASSETS AND
                  LIABILITIES - 2.6%                        $ 1,967,974
                                                            -----------
                  TOTAL NET ASSETS - 100.0%                 $74,867,299
                                                            ===========

*  Non-income producing security.

4     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months Ended   Year        Year        Year       Year       Year
                                                               6/30/04       Ended       Ended       Ended      Ended      Ended
Class I                                                      (unaudited)    12/31/03    12/31/02    12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                           $ 18.57       $ 14.47     $ 14.77     $ 14.42    $ 11.73    $ 13.07
                                                               -------       -------     -------     -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.42       $  0.74     $  0.62     $  0.68    $  0.71    $  0.66
 Net realized and unrealized gain (loss) on investments           0.96          4.16       (0.23)       0.40       2.67      (1.20)
                                                               -------       -------     -------     -------    -------    -------
  Net increase (decrease) from investment operations           $  1.38       $  4.90     $  0.39     $  1.08    $  3.38    $ (0.54)
Distributions to shareowners:
 Net investment income                                           (0.40)        (0.64)      (0.69)      (0.56)     (0.59)     (0.60)
 Net realized gain                                                  --            --          --          --         --      (0.12)
 Tax return of capital                                              --         (0.16)         --       (0.17)     (0.10)     (0.08)
                                                               -------       -------     -------     -------    -------    -------
Net increase (decrease) in net asset value                     $  0.98       $  4.10     $ (0.30)    $  0.35    $  2.69    $ (1.34)
                                                               -------       -------     -------     -------    -------    -------
Net asset value, end of period                                 $ 19.55       $ 18.57     $ 14.47     $ 14.77    $ 14.42    $ 11.73
                                                               =======       =======     =======     =======    =======    =======
Total return*                                                     7.40%        34.75%      (2.53)%      7.80%     29.51%     (4.17)%
Ratio of net expenses to average net assets+                      0.94%**       1.03%       1.07%       1.16%      1.10%      1.15%
Ratio of net investment income (loss) to average net assets+      4.22%**       4.49%       4.76%       4.71%      5.02%      5.07%
Portfolio turnover rate                                             43%**         20%         29%         34%        31%        54%
Net assets, end of period (in thousands)                       $30,297       $31,891     $29,873     $33,026    $32,982    $28,318
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.94%**       1.03%       1.07%       1.16%      1.10%      1.30%
 Net investment income (loss)                                     4.22%**       4.49%       4.76%       4.71%      5.02%      4.92%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.94%**       1.03%       1.07%       1.16%      1.10%      1.14%
 Net investment income (loss)                                     4.22%**       4.49%       4.76%       4.71%      5.02%      5.08%

(a) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.     5

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          Pioneer
                                                                        Real Estate
                                                                          Shares
                                                                       VCT Portfolio
ASSETS:
 Investment in securities, at value
  (Cost $55,838,852)                                                   $ 72,899,325
 Cash                                                                     1,906,225
 Foreign currencies, at value                                                    --
 Receivables --
   Investment securities sold                                             2,124,520
   Fund shares sold                                                         181,129
   Dividends, interest and foreign taxes withheld                           428,504
 Other                                                                          354
                                                                       ------------
   Total assets                                                        $ 77,540,057
                                                                       ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                     $  2,208,201
   Fund shares repurchased                                                  378,282
   Dividends                                                                     --
   Upon return for securities loaned                                             --
   Forward foreign currency portfolio hedge contracts, open -- net               --
 Due to bank                                                                     --
 Due to affiliates                                                           66,321
 Accrued expenses                                                            19,954
 Other                                                                           --
                                                                       ------------
    Total liabilities                                                  $  2,672,758
                                                                       ------------
NET ASSETS:
 Paid-in capital                                                       $ 57,527,714
 Accumulated net investment income (loss)                                   160,542
 Accumulated undistributed net realized gain (loss)                         118,570
 Net unrealized gain (loss) on:
   Investments                                                           17,060,473
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                            --
                                                                       ------------
    Total net assets                                                    $ 74,867,299
                                                                       ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                          $ 30,296,916
 Shares outstanding                                                       1,549,560
                                                                       ------------
 Net asset value per share                                             $      19.55
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                          $ 44,570,383
 Shares outstanding                                                       2,283,389
                                                                       ------------
   Net asset value per share                                           $      19.52


6     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Pioneer
                                                          Real Estate Shares
                                                            VCT Portfolio

                                                              Six Months
                                                                Ended
                                                               6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,676)          $1,885,996
 Interest                                                         18,128
 Income on securities loaned, net                                    535
 Other                                                                --
                                                              ----------
   Total investment income                                    $1,904,659
                                                              ----------
EXPENSES:
 Management fees                                              $  294,190
 Transfer agent fees                                               1,494
 Distribution fees (Class II)                                     53,188
 Administrative fees                                               9,250
 Custodian fees                                                   13,052
 Professional fees                                                19,250
 Printing                                                          8,855
 Fees and expenses of nonaffiliated trustees                          --
 Miscellaneous                                                       899
                                                              ----------
   Total expenses                                             $  400,178
   Less management fees waived and expenses assumed
    by Pioneer Investment Management, Inc.                            --
                                                              ----------
   Net expenses                                               $  400,178
                                                              ----------
     Net investment income (loss)                             $1,504,481
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                 $3,075,780
  Futures contracts                                                   --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                  --
                                                              ----------
                                                              $3,075,780
                                                              ----------
 Change in net unrealized gain or loss from:
   Investments                                                $  359,869
   Futures contracts                                                  --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                 --
                                                              ----------
                                                              $  359,869
                                                              ----------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                          $3,435,649
                                                              ----------
 Net increase (decrease) in net assets resulting
   from operations                                            $4,940,130
                                                              ----------


The accompanying notes are an integral part of these financial statements.     7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Pioneer Real Estate
                                                    Shares VCT Portfolio

                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $  1,504,481      $   3,062,870
Net realized gain (loss) on investments           3,075,780           (474,302)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                      359,869         15,553,008
                                               ------------      -------------
   Net increase (decrease) in net assets
     resulting from operations                 $  4,940,130      $  18,141,576
                                               ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $   (637,400)     $  (1,422,912)
 Class II                                          (859,854)        (1,519,594)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                               ------------      -------------
   Total distributions to shareowners          $ (1,497,254)     $  (2,942,506)
                                               ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $  7,974,724      $   9,753,610
Reinvestment of distributions                     1,497,254          2,942,506
Cost of shares repurchased                       (9,831,522)       (17,969,003)
                                               ------------      -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $   (359,544)     $  (5,272,887)
                                               ------------      -------------
 Net increase (decrease) in net assets         $  3,083,332      $   9,926,183
                                               ------------      -------------
NET ASSETS:
Beginning of period                            $ 71,783,967      $  61,857,784
                                               ------------      -------------
End of period                                  $ 78,867,299      $  71,783,967
                                               ============      =============
Accumulated/(distributions in excess of)
 net investment income (loss)                  $    160,542      $     153,315
                                               ============      =============


8     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)

   Pioneer Europe VCT Portfolio (Europe Portfolio)

   Pioneer International Value VCT Portfolio (International Value Portfolio)

   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)

   Pioneer Small Company VCT Portfolio (Small Company Portfolio)

   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)

   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)

   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)

   Pioneer Fund VCT Portfolio (Fund Portfolio)

   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)

   Pioneer Balanced VCT Portfolio (Balanced Portfolio)

   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)

   Pioneer America Income VCT Portfolio (America Income Portfolio)

   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)

   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)

   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no fair valued securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Real Estate Shares had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003,

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Real Estate Shares VCT Portfolio had a capital loss carryforward of $3,310,843, of which the following amounts will expire between 2007 and 2011 if not utilized: $2,238,450 in 2007, $619,294 in 2008 and $453,069 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

--------------------------------------------------------------------------------

                                               Pioneer
                                             Real Estate
                                               Shares
                                            VCT Portfolio
                                                2003
---------------------------------------------------------
  Distributions paid from:
  Ordinary Income*                           $ 2,171,485
  Long-Term capital gain                              --
                                             -----------
                                               2,171,485
  Return of Capital                                   --
                                             -----------
  Total distributions                        $ 2,171,485
                                             -----------
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income              $        --
  Undistributed long-term gain/
     (Capital loss carryforward)              (2,665,210)
  Unrealized appreciation (depreciation)      16,408,604
                                             -----------
     Total                                   $13,743,394
                                             -----------

--------------------------------------------------------------------------------

* Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Prior to June 30, 2004, the Portfolio has reclassified $21,639 to decrease net unrealized gain on investments, $6,268 to decrease accumulated undistributed net realized gain on investments and $27,907 to increase paid-in capital. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $55,958 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $257 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $10,106 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------

                                                                                           Net
                                                        Gross            Gross        Appreciation/
                                     Tax Cost       Appreciation     Depreciation     (Depreciation)
----------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio      $56,411,455      $16,815,051       $ (327,181)      $16,487,870
                                  -----------      -----------       ----------       -----------

--------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $17,444,652 and $15,240,948, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

--------------------------------------------------------------------------------

 Real Estate Shares Portfolio     '04 Shares     '04 Amount    '03 Shares      '03 Amount
-----------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                         46,990    $    914,044      153,884      $  2,545,266
 Reinvestment of distributions       31,935         637,400       87,137         1,422,912
 Shares repurchased                (246,506)     (4,641,798)    (588,199)       (9,201,017)
                                   --------    ------------     --------      ------------
  Net increase                     (167,581)   $ (3,090,354)    (347,178)     $ (5,232,839)
                                   ========    ============     ========      ============
 CLASS II:
 Shares sold                        367,646    $  7,060,680      424,038      $  7,208,344
 Reinvestment of distributions       43,174         859,854       92,474         1,519,594
 Shares repurchased                (278,022)     (5,189,724)    (578,790)       (8,767,986)
                                   --------    ------------     --------      ------------
  Net increase                      132,798    $  2,730,810      (62,278)     $    (40,048)
                                   --------    ------------     --------      ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16066-00-0804
                                                                [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Mid Cap Value VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   7
  Notes to Financial Statements         11

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

U.S. Common Stocks                                                         93.0%
Temporary Cash Investment                                                   6.0%
Depositary Receipts for International Stocks                                1.0%

Sector Distribution
(As a percentage of equity holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Financials                                                                 21.7%
Consumer Discretionary                                                     15.6%
Industrials                                                                12.6%
Information Technology                                                     12.6%
Health Care                                                                 9.6%
Materials                                                                   8.5%
Energy                                                                      6.6%
Utilities                                                                   6.5%
Consumer Staples                                                            6.3%

Five Largest Holdings
(As a percentage of equity holdings)

-----------------------------------
1.   Foot Locker, Inc.        2.58%
-----------------------------------
2.   Mattel, Inc.             2.29
-----------------------------------
3.   W.W. Grainger, Inc.      2.26
-----------------------------------
4.   Safeway, Inc.            2.14
-----------------------------------
5.   CIGNA Corp.              2.13
-----------------------------------

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $ 21.99        $ 20.47

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.080       $  -              $ 0.2095

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]

                                    Pioneer
                  Russell           Mid Cap
                  Mid-Cap          Value VCT
                Value Index        Portfolio
 3/95             10,000            10,000
                  12,263            11,819
12/96             14,748            13,596
                  19,812            16,952
12/98             20,820            16,271
                  20,799            18,407
12/00             24,789            21,721
                  25,369            23,130
12/02             22,920            20,537
                  31,643            28,234
 6/04             33,910            30,733

Index comparison begins 2/28/95. The Russell Midcap Value Index measures the performance of the value-oriented stocks in the Russell Midcap Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       12.66%
(3/1/95)
5 Years             10.11%
1 Year              32.23%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Despite interim volatility, stocks tended to gain over the first six months of 2004, riding on the tide of a strengthening economy and generally rising corporate profitability. In the following interview, Rod Wright discusses the market environment and portfolio strategies during the six months ended June 30, 2004. Mr. Wright is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio.

Q: How did the Portfolio perform?

A: The Portfolio performed well. For six months ended June 30, 2004, the
   Portfolio had a total return of 8.85% at net asset value, while the Russell Midcap Value Index returned 7.17%.

Q: What were the principal factors that affected performance?

A: Despite a succession of fears that caused short-term market reversals, stocks generally rose during the six months as evidence accumulated that the economy was strengthening and that corporate earnings were increasing. The rally that had driven the market for most of 2003 continued in early 2004 until March, when market interest rates spiked up on fears about the effects of rising oil prices, the possibility of increasing inflationary pressure and the likelihood that the Federal Reserve would tighten monetary policy. Adding to the uncertainty was the anxiety over the continuing violence in Iraq. In the final weeks of the period, however, the market rebounded again in anticipation of good news about corporate earnings and the widening expectation that the Federal Reserve would act gradually in raising short-term rates, helping to sustain the economic recovery.

Q: What types of investments helped Portfolio performance?

A: Security selection was the primary factor, as stocks across the industry spectrum contributed to performance. Stocks in the health care, financial services, telecommunications and industrial sectors did well, while stocks in basic materials, consumer staples and consumer discretionary sectors did less well. The top individual contributor was Charter One Financial, which was taken over by Royal Bank of Scotland, at a substantial premium to its valuation. Several other performance leaders were formerly out-of-favor companies whose stock prices began appreciating as their earnings and business prospects began to improve. They included: NCR, the technology conglomerate that began turning around its business in time to benefit from an increase in corporate capital spending; and Reliant Energy, an independent power producer and energy merchant whose stock gained as a result of a corporate restructuring and the sale of undervalued assets. The Portfolio also had success with stocks such as Becton Dickinson, the medical supplies company, which benefited from rising earnings and the introduction of new products, and Providian, a credit-card issuer whose prospects began to improve under a restructuring plan implemented by new management.

Q: Were there any disappointments?

A: We had a few. Investment Technology Group, a company specializing in electronic trading operations, declined as it faced increased competition in the financial markets. However, we continued to hold the stock because of the value of its assets. We have sold our stake in another disappointment, Seagate Technology, a manufacturer of disc drives, which became the victim of industry overcapacity. Similarly, we also eliminated positions in two disappointing mining stocks, Freeport-McMoRan and Newmont Mining, both of which declined as the price of gold weakened.

Q: What is your investment outlook?

A: We think that the market trends will continue to be choppy, as a variety of factors will weigh on investors' minds. However, the outlook for corporate earnings is generally positive and companies are generating a great deal of free cash flow. We intend to remain focused on our core discipline, concentrating on investments in quality companies with reasonable stock valuations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
Mid-capitalization stocks may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                 Value
                  COMMON STOCKS - 97.9%
                  Energy - 6.4%
                  Integrated Oil & Gas - 0.9%
     115,840      Occidental Petroleum Corp.              $  5,607,814
                                                          ------------
                  Oil & Gas Drilling - 2.9%
     138,315      ENSCO International, Inc.               $  4,024,967
      98,730      Nabors Industries, Inc.*                   4,464,571
     155,930      Transocean Offshore, Inc.*                 4,512,612
      98,235      Weatherford International, Inc.*           4,418,610
                                                          ------------
                                                          $ 17,420,760
                                                          ------------
                  Oil & Gas Exploration & Production - 2.0%
      82,861      Devon Energy Corp.                      $  5,468,826
     180,485      Pioneer Natural Resources Co.              6,331,414
                                                          ------------
                                                          $ 11,800,240
                                                          ------------
                  Oil & Gas Refining Marketing &
                  Transportation - 0.6%
      57,785      Sun Company, Inc.                       $  3,676,282
                                                          ------------
                  Total Energy                            $ 38,505,096
                                                          ------------
                  Materials - 8.3%
                  Commodity Chemicals - 1.0%
     115,445      Air Products & Chemicals, Inc.          $  6,055,090
                                                          ------------
                  Diversified Chemical - 1.6%
     155,120      PPG Industries, Inc.                    $  9,693,449
                                                          ------------
                  Diversified Metals & Mining - 2.0%
     155,285      Phelps Dodge Corp.*                     $ 12,036,140
                                                          ------------
                  Metal & Glass Containers - 1.6%
     130,210      Ball Corp.                              $  9,381,631
                                                          ------------
                  Paper Products - 2.1%
     311,267      Flowserve Corp.*                        $  7,762,999
     164,600      Meadwestvaco Corp.                         4,837,594
                                                          ------------
                                                          $ 12,600,593
                                                          ------------
                  Total Materials                         $ 49,766,903
                                                          ------------
                  Capital Goods - 6.0%
                  Aerospace & Defense - 0.9%
     148,300      United Defense Industries, Inc.*        $  5,190,500
                                                          ------------
                  Electrical Components & Equipment - 1.8%
     178,465      American Power Conversion Corp.         $  3,506,837
     486,390      Symbol Technologies, Inc.                  7,169,389
                                                          ------------
                                                          $ 10,676,226
                                                          ------------
                  Industrial Conglomerates - 3.3%
     222,080      American Standard Companies, Inc.*      $  8,952,045
     131,520      ITT Industries, Inc.                      10,916,160
                                                          ------------
                                                          $ 19,868,205
                                                          ------------
                  Total Capital Goods                     $ 35,734,931
                                                          ------------

      Shares                                                  Value
                  Commercial Services & Supplies - 4.6%
                  Commercial Printing - 2.0%
      90,200      John H. Harland Co.                     $  2,647,370
     294,540      R.R. Donnelly & Sons Co. (a)               9,725,711
                                                          ------------
                                                          $ 12,373,081
                                                          ------------
                  Diversified Commercial Services - 1.0%
     131,010      H & R Block, Inc.                       $  6,246,557
                                                          ------------
                  Environmental Services - 1.6%
     319,335      Republic Services, Inc.                 $  9,241,555
                                                          ------------
                  Total Commercial Services &
                  Supplies                                $ 27,861,193
                                                          ------------
                  Transportation - 1.7%
                  Airlines - 0.6%
     228,310      Southwest Airlines Co.                  $  3,828,759
                                                          ------------
                  Railroads - 1.1%
     149,120      Canadian National Railway Co.           $  6,500,141
                                                          ------------
                  Total Transportation                    $ 10,328,900
                                                          ------------
                  Consumer Durables & Apparel - 4.2%
                  Apparel, Accessories & Luxury Goods - 0.9%
     297,010      The Limited Brands, Inc.                $  5,554,087
                                                          ------------
                  Housewares & Specialties - 0.5%
     105,600      Yankee Candle Co.*                      $  3,088,800
                                                          ------------
                  Leisure Products - 2.3%
     736,530      Mattel, Inc.                            $ 13,441,673
                                                          ------------
                  Photographic Products - 0.5%
     115,500      Eastman Kodak Co.                       $  3,116,190
                                                          ------------
                  Total Consumer Durables & Apparel       $ 25,200,750
                                                          ------------
                  Hotels, Restaurants & Leisure - 2.3%
                  Restaurants - 2.3%
     148,700      Brinker International, Inc.*            $  5,073,644
     230,605      Tricon Global Restaurants, Inc.*           8,583,116
                                                          ------------
                                                          $ 13,656,760
                                                          ------------
                  Total Hotels, Restaurants & Leisure     $ 13,656,760
                                                          ------------
                  Media - 0.8%
                  Movies & Entertainment - 0.8%
     271,660      Regal Entertainment Group (a)           $  4,917,046
                                                          ------------
                  Total Media                             $  4,917,046
                                                          ------------
                  Retailing - 7.9%
                  Apparel Retail - 2.1%
     132,230      Jones Apparel Group, Inc.               $  5,220,440
     196,400      Liz Claiborne, Inc.                        7,066,472
                                                          ------------
                                                          $ 12,286,912
                                                          ------------
                  Department Stores - 0.8%
     130,200      J.C. Penney Co., Inc.                   $  4,916,352
                                                          ------------

4     The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                      Value
                  General Merchandise Stores - 2.0%
     238,200      American Greetings Corp.*                   $  5,521,476
     172,680      Sears, Roebuck and Co.                         6,520,397
                                                              ------------
                                                              $ 12,041,873
                                                              ------------
                  Specialty Stores - 3.0%
     620,430      Foot Locker, Inc.                           $ 15,101,266
     195,300      Toys "R" Us, Inc.*                             3,111,129
                                                              ------------
                                                              $ 18,212,395
                                                              ------------
                  Total Retailing                             $ 47,457,532
                                                              ------------
                  Food & Drug Retailing - 6.2%
                  Drug Retail - 1.5%
     211,270      CVS Corp.                                   $  8,877,565
                                                              ------------
                  Food Retail - 3.4%
     280,590      ConAgra, Inc.                               $  7,598,377
     494,200      Safeway, Inc.*                                12,523,028
                                                              ------------
                                                              $ 20,121,405
                                                              ------------
                  Hypermarkets & Supercenters - 1.3%
     313,670      BJ'S Wholesale Club, Inc.*                  $  7,841,750
                                                              ------------
                  Total Food & Drug Retailing                 $ 36,840,720
                                                              ------------
                  Health Care Equipment & Services - 9.4%
                  Health Care Distributors - 0.5%
      82,400      Par Pharmaceutical Co., Inc.*               $  2,901,304
                                                              ------------
                  Health Care Equipment - 2.4%
     239,400      Apogent Technologies, Inc.*                 $  7,660,800
     132,205      Becton, Dickinson & Co.                        6,848,219
                                                              ------------
                                                              $ 14,509,019
                                                              ------------
                  Health Care Facilities - 3.3%
     557,200      Tenet Healthcare Corp.*                     $  7,472,052
     330,060      Triad Hospitals, Inc.*                        12,288,134
                                                              ------------
                                                              $ 19,760,186
                                                              ------------
                  Health Care Services - 1.1%
     164,630      Laboratory Corp. of America Holdings*       $  6,535,811
                                                              ------------
                  Managed Health Care - 2.1%
     181,500      CIGNA Corp.                                 $ 12,489,015
                                                              ------------
                  Total Health Care Equipment &
                  Services                                    $ 56,195,335
                                                              ------------
                  Banks - 9.1%
                  Regional Banks - 5.4%
      99,000      City National Corp.                         $  6,504,300
     140,330      KeyCorp                                        4,194,464
     116,165      Marshall & Ilsley Corp.                        4,540,890
      99,005      North Fork Bancorporation, Inc.                3,767,140
      66,240      SouthTrust Corp.                               2,570,774
      90,775      TCF Financial Corp.                            5,269,489
      89,400      Zions Bancorporation                           5,493,630
                                                              ------------
                                                              $ 32,340,687
                                                              ------------
      Shares                                                      Value
                  Thrifts & Mortgage Finance - 3.7%
     115,699      Countrywide Financial Corp.                 $  8,127,855
     115,375      GreenPoint Financial Corp.                     4,580,388
     222,760      The PMI Group, Inc.                            9,694,515
                                                              ------------
                                                              $ 22,402,758
                                                              ------------
                  Total Banks                                 $ 54,743,445
                                                              ------------
                  Diversified Financials - 6.0%
                  Consumer Finance - 3.1%
     671,200      Providian Financial Corp.*                  $  9,846,504
      16,514      White Mountains Insurance Group, Ltd.          8,422,140
                                                              ------------
                                                              $ 18,268,644
                                                              ------------
                  Asset Management & Custody Banks - 1.1%
     214,590      Federated Investors, Inc.                   $  6,510,661
                                                              ------------
                  Investment Banking & Brokerage - 1.8%
     190,500      A.G. Edwards, Inc.                          $  6,482,715
     341,950      Investment Technology Group, Inc.*             4,373,541
                                                              ------------
                                                              $ 10,856,256
                                                              ------------
                  Total Diversified Financials                $ 35,635,561
                                                              ------------
                  Insurance - 6.3%
                  Insurance Brokers - 2.1%
     180,710      Platinum Underwriter Holdings, Ltd. (a)     $  5,499,005
     187,840      Willis Group Holdings, Ltd.                    7,034,608
                                                              ------------
                                                              $ 12,533,613
                                                              ------------
                  Life & Health Insurance - 0.9%
      99,130      Jefferson - Pilot Corp.                     $  5,035,804
                                                              ------------
                  Property & Casualty Insurance - 3.3%
     104,105      Ambac Financial Group, Inc.                 $  7,645,471
     278,500      Safeco Corp.                                  12,254,000
                                                              ------------
                                                              $ 19,899,471
                                                              ------------
                  Total Insurance                             $ 37,468,888
                                                              ------------
                  Software & Services - 2.3%
                  Data Processing & Outsourced Services - 2.3%
     555,530      The BISYS Group, Inc.*                      $  7,810,752
     239,929      SunGard Data Systems, Inc.*                    6,238,154
                                                              ------------
                                                              $ 14,048,906
                                                              ------------
                  Total Software & Services                   $ 14,048,906
                                                              ------------
                  Technology Hardware & Equipment - 9.4%
                  Communications Equipment - 3.2%
     296,600      Century Telephone Enterprises, Inc.         $  8,909,864
     356,121      Tellabs, Inc.*                                 3,112,498
     230,200      Utstarcom, Inc (a)*                            6,963,550
                                                              ------------
                                                              $ 18,985,912
                                                              ------------
                  Computer Hardware - 1.9%
     231,360      NCR Corp.*                                  $ 11,473,142
                                                              ------------

The accompanying notes are an integral part of these financial statements.     5

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

     Shares                                            Value
              Computer Storage & Peripherals - 2.1%
 284,600      SanDisk Corp. (a)*                   $  6,172,974
 214,600      Storage Technology Corp.*               6,223,400
                                                   ------------
                                                   $ 12,396,374
                                                   ------------
              Electronic Equipment & Instruments - 2.2%
 230,080      W.W. Grainger, Inc.                  $ 13,229,600
                                                   ------------
              Total Technology Hardware &
              Equipment                            $ 56,085,028
                                                   ------------
              Semiconductors - 0.6%
 260,900      Cypress Semiconductor Corp. (a)*     $  3,702,171
                                                   ------------
              Total Semiconductors                 $  3,702,171
                                                   ------------
              Utilities - 6.4%
              Electric Utilities - 4.6%
 148,675      Constellation Energy Group           $  5,634,783
 140,350      DTE Energy Co.                          5,689,789
 115,315      Entergy Corp.                           6,458,793
 347,300      PG&E Corp.*                             9,703,562
                                                   ------------
                                                   $ 27,486,927
                                                   ------------
              Gas Utilities - 0.1%
  16,315      KeySpan Energy Corp.                 $    598,761
                                                   ------------
              Multi-Utilities & Unregulated Power - 1.7%
 920,000      Reliant Energy*                      $  9,963,600
                                                   ------------
              Total Utilities                      $ 38,049,288
                                                   ------------
              TOTAL COMMON STOCKS
              (Cost $509,973,009)                  $586,198,453
                                                   ------------
  Principal
     Amount                                                 Value
                TEMPORARY CASH INVESTMENTS - 6.2%
                Repurchase Agreement - 2.0%
$12,100,000     UBS Warburg, Inc. 1.25%,
                dated 6/30/04, repurchase price of
                $12,100,000 plus accrued interest on
                7/1/04 collateralized by $11,094,000
                U.S. Treasury Bill, 7.0%, 7/15/06      $ 12,100,000
                                                       ------------
     Shares
                Security Lending Collateral - 4.2%
 25,038,825     Securities Lending
                Investment Fund, 1.29%                 $ 25,038,825
                                                       ------------
                TOTAL TEMPORARY CASH
                INVESTMENTS
                (Cost $37,138,825)                     $ 37,138,825
                                                       ------------
                TOTAL INVESTMENT
                IN SECURITIES - 104.1%
                (Cost $547,111,834) (a)                $623,337,278
                                                       ------------
                OTHER ASSETS AND
                LIABILITIES - (4.1)%                   $(24,737,403)
                                                       ------------
                TOTAL NET ASSETS - 100.0%              $598,599,875
                                                       ============

*    Non-income producing security.
(a)  At June 30, 2004, the following securities were out on loan:

   Shares   Description                         Market Value
  105,980   Cypress Semiconductor Corp.*         $ 1,462,524
   14,695   Platinum Underwriter Holdings Ltd.       445,552
  249,900   Regal Entertainment Group              4,510,695
  155,000   R.R. Donnelly & Sons Co.               5,128,950
  263,720   SanDisk Corp.*                         5,909,965
  275,023   Utstarcom, Inc*                        8,363,449
                                                 -----------
            Total                                $25,821,135
                                                 ===========


6     The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months Ended    Year       Year       Year       Year       Year
                                                                6/30/04         Ended     Ended       Ended      Ended     Ended
Class I                                                       (unaudited)     12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                           $  20.47       $  14.94   $  17.35   $  17.79   $  16.26   $  14.49
                                                               --------       --------   --------   --------   --------   --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.05       $   0.14   $   0.07   $   0.07   $   0.13   $   0.13
 Net realized and unrealized gain (loss) on investments            1.76           5.45      (1.97)      1.06       2.62       1.77
                                                               --------       --------   --------   --------   --------   --------
 Net increase (decrease) from investment operations            $   1.81       $   5.59   $  (1.90)  $   1.13   $   2.75   $   1.90
Distributions to shareowners:
 Net investment income                                            (0.08)         (0.06)     (0.05)     (0.10)     (0.13)     (0.13)
 Net realized gain                                                (0.21)            --      (0.46)     (1.47)     (1.09)        --
                                                               --------       --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                     $   1.52       $   5.53   $  (2.41)  $  (0.44)  $   1.53   $   1.77
                                                               --------       --------   --------   --------   --------   --------
Net asset value, end of period                                 $  21.99       $  20.47   $  14.94   $  17.35   $  17.79   $  16.26
                                                               ========       ========   ========   ========   ========   ========
Total return*                                                      8.85%         37.48%    (11.21)%     6.49%     18.00%     13.13%
Ratio of net expenses to average net assets+                       0.71%**        0.76%      0.80%      0.79%      0.77%      0.76%
Ratio of net investment income (loss) to average net assets+       0.62%**        0.86%      0.46%      0.45%      0.63%      0.77%
Portfolio turnover rate                                              71%**          52%        68%        95%        85%        91%
Net assets, end of period (in thousands)                       $198,767       $170,237   $120,687   $128,340   $111,466   $120,526
Ratio with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.71%**        0.76%      0.80%      0.79%      0.77%      0.76%
 Net investment income (loss)                                      0.62%**        0.86%      0.46%      0.45%      0.63%      0.77%
Ratio with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.71%**        0.76%      0.80%      0.79%      0.77%      0.76%
 Net investment income (loss)                                      0.62%**        0.86%      0.46%      0.45%      0.63%      0.77%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

 + Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.     7

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         Pioneer
                                                                                         Mid Cap
                                                                                          Value
                                                                                      VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $25,821,135)
  (Cost $547,111,834)                                                                 $ 623,337,278
 Cash                                                                                       232,088
 Foreign currencies, at value                                                                    --
 Receivables --
   Investment securities sold                                                             9,079,092
   Fund shares sold                                                                         824,503
   Variation margin                                                                              --
   Dividends, interest and foreign taxes withheld                                           422,351
   Forward foreign currency settlement contracts, net                                            --
   Due from Pioneer Investment Management, Inc.                                                  --
 Other                                                                                           --
                                                                                      -------------
     Total assets                                                                     $ 633,895,312
                                                                                      -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                    $   9,767,200
   Fund shares repurchased                                                                   17,620
   Dividends                                                                                     --
   Upon return of securities loaned                                                      25,038,825
   Forward foreign currency settlement contracts, net                                            --
 Reserve for repatriation taxes                                                                  --
 Due to bank                                                                                     --
 Due to affiliates                                                                          439,928
 Accrued expenses                                                                            31,864
                                                                                      -------------
     Total liabilities                                                                $  35,295,437
                                                                                      -------------
NET ASSETS:
 Paid-in capital                                                                      $ 491,654,895
 Accumulated net investment income (loss)                                                 1,141,650
 Accumulated undistributed net realized gain (loss)                                      29,577,886
 Net unrealized gain (loss) on:
   Investments                                                                           76,225,444
   Futures contracts                                                                             --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                                            --
                                                                                      -------------
     Total net assets                                                                 $ 598,599,875
                                                                                      -------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                          $ 198,767,124
 Shares outstanding                                                                       9,037,285
                                                                                      -------------
  Net asset value per share                                                           $       21.99
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                          $ 399,832,751
 Shares outstanding                                                                      18,321,840
                                                                                      -------------
  Net asset value per share                                                           $       21.82


8     The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             Pioneer
                                                          Mid Cap Value
                                                          VCT Portfolio

                                                           Six Months
                                                              Ended
                                                             6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $5,324)      $ 3,149,536
 Interest                                                      61,832
 Income on securities loaned, net                               6,732
 Other                                                             --
                                                          -----------
   Total investment income                                $ 3,218,100
                                                          -----------
EXPENSES:
 Management fees                                          $ 1,558,884
 Transfer agent fees                                            1,432
 Distribution fees (Class II)                                 369,014
 Administrative fees                                           41,873
 Custodian fees                                                39,878
 Professional fees                                             37,060
 Printing                                                      23,211
 Fees and expenses of nonaffiliated trustees                       --
 Miscellaneous                                                  5,011
                                                          -----------
   Total expenses                                         $ 2,076,363
   Less management fees waived and expenses assumed
    by Pioneer Investment Management, Inc.                         --
                                                          -----------
   Net expenses                                           $ 2,076,363
                                                          -----------
    Net investment income (loss)                          $ 1,141,737
                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Investments                                            $31,570,054
   Futures contracts                                               --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies              --
                                                          -----------
                                                          $31,570,054
                                                          -----------
 Change in net unrealized gain or loss from:
   Investments                                            $ 7,930,499
   Futures contracts                                               --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies              --
                                                          -----------
                                                          $ 7,930,499
                                                          -----------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                      $39,500,553
                                                          ===========
 Net increase (decrease) in net assets resulting
   from operations                                        $40,642,290
                                                          ===========


The accompanying notes are an integral part of these financial statements.     9

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      Pioneer Mid Cap
                                                    Value VCT Portfolio

                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $   1,141,737      $   1,803,484
Net realized gain (loss) on investments          31,570,054          6,004,760
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    7,930,499         75,230,670
                                              -------------      -------------
    Net increase (decrease) in net assets
      resulting from operations               $  40,642,290      $  83,038,914
                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $    (711,725)     $    (438,494)
 Class II                                        (1,067,643)          (236,135)
Net realized gain
 Class I                                         (1,863,831)                --
 Class II                                        (3,740,321)                --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                              -------------      -------------
  Total distributions to shareowners          $  (7,383,520)     $    (674,629)
                                              -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $ 196,943,386      $ 161,143,658
Reinvestment of distributions                     7,383,520            674,611
Cost of shares repurchased                      (20,342,972)       (44,550,616)
                                              -------------      -------------
  Net increase (decrease) in net assets
   resulting from fund share transactions     $ 183,983,934      $ 117,267,653
                                              -------------      -------------
  Net increase (decrease) in net assets       $ 217,242,704      $ 199,631,938
                                              -------------      -------------
NET ASSETS:
Beginning of period                           $ 381,357,171      $ 181,725,233
                                              -------------      -------------
End of period                                 $ 598,599,875      $ 381,357,171
                                              =============      =============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $   1,141,650      $   1,779,281
                                              =============      =============


10    The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)

   Pioneer Europe VCT Portfolio (Europe Portfolio)

   Pioneer International Value VCT Portfolio (International Value Portfolio)

   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)

   Pioneer Small Company VCT Portfolio (Small Company Portfolio)

   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)

   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)

   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)

   Pioneer Fund VCT Portfolio (Fund Portfolio)

   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)

   Pioneer Balanced VCT Portfolio (Balanced Portfolio)

   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)

   Pioneer America Income VCT Portfolio (America Income Portfolio)

   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)

   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)

   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no fair valued securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Mid Cap Value Portfolio had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

--------------------------------------------------------------------------------

                                                Pioneer
                                             Mid Cap Value
                                             VCT Portfolio
                                                 2003
----------------------------------------------------------
   Distributions paid from:
   Ordinary Income                            $   674,629
   Long-Term capital gain                              --
                                              -----------
                                              $   674,629
   Return of Capital                                   --
                                              -----------
     Total distributions                      $   674,629
                                              ===========
   Distributable Earnings
     (Accumulated Losses):
   Undistributed ordinary income              $ 3,095,345
   Undistributed long-term gain/
    (Capital loss carryforward)                 4,286,038
   Unrealized appreciation (depreciation)      66,304,827
                                              -----------
     Total                                    $73,686,210
                                              ===========

--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $352,423 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $87,247 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

                                                                                          Net
                                                    Gross             Gross          Appreciation/
                                 Tax Cost       Appreciation       Depreciation      (Depreciation)
                             ---------------   --------------   -----------------   ---------------
Mid Cap Value Portfolio       $549,097,482      $120,657,540      $ (46,417,744)      $74,239,796
                              ============      ============      =============       ===========


6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $343,646,689 and $167,846,365, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

--------------------------------------------------------------------------------

Mid Cap Value Portfolio          '04 Shares     '04 Amount        '03 Shares      '03 Amount
-----------------------------------------------------------------------------------------------

CLASS I:
Shares sold                       1,350,399    $  28,801,387       2,677,744     $  46,157,551
Reinvestment of distributions       117,892        2,575,556          26,084           438,476
Shares repurchased                 (746,981)     (15,842,125)     (2,465,836)      (40,592,863)
                                  ---------    -------------      ----------     -------------
 Net increase                       721,400    $  15,534,818         237,992     $   6,003,164
                                  ---------    -------------      ----------     -------------
CLASS II:
Shares sold                       7,925,107    $ 168,141,999       6,515,291     $ 114,986,107
Reinvestment of distributions       221,974        4,807,964          93,450           236,135
Shares repurchased                 (214,474)      (4,500,847)     (1,080,224)       (3,957,753)
                                  =========    =============      ==========     =============
 Net increase                     7,932,607    $ 168,449,116       6,280,420     $ 111,264,489
                                  =========    =============      ==========     =============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16064-00-0804
                                                                 [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                      Pioneer Real Estate Shares VCT Portfolio -- Class I Shares


                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table  of  Contents
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
  Portfolio and Performance Update               2
  Portfolio Management Discussion                3
  Schedule of Investments                        4
  Financial Statements                           5
  Notes to Financial Statements                  9
  Trustees, Officers and Service Providers      14

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

U.S. Common Stock                                                         100.0%

Sector Distribution
(As a percentage of equity holdings)

       [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE ORIGINAL REPORT]

Office                                                                     17.4%
Apartment                                                                  16.8%
Regional Mail                                                              15.0%
Industrial                                                                 12.7%
Shopping Center                                                            10.4%
Hotel                                                                       8.7%
Diversified                                                                 8.5%
Self Storage                                                                4.1%
Cash                                                                        3.0%
Factory Outlet                                                              2.1%
Manufactured Homes                                                          1.0%
Health Care                                                                 0.3%

Five Largest Holdings
(As a percentage of equity holdings)

-----------------------------------------------
1.   Simon DeBartolo Group, Inc.          6.00%
-----------------------------------------------
2.   Boston Properties, Inc.              5.02
-----------------------------------------------
3.   Equity Residential Property Trust    4.36
-----------------------------------------------
4.   ProLogis Trust                       3.97
-----------------------------------------------
5.   Catellus Development Corp.           3.91
-----------------------------------------------

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04

Prices and Distributions

                                6/30/04       12/31/03
Net Asset Value per Share       $ 19.55        $ 18.57

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.400       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

       [DATA BELOW IS REPRESENTED BY A LINE CHART IN THE ORIGINAL REPORT]


                  Wilshire                  Pioneer
                Real Estate               Real Estate
              Securities Index+       Shares VCT Portfolio
3/95               10,000                   10,000
                   11,322                   11,696
6/96               15,497                   15,875
                   18,565                   19,235
6/98               15,330                   15,629
                   14,841                   14,977
6/00               19,403                   19,397
                   21,431                   20,911
6/02               21,983                   21,440
                   30,133                   28,890
6/04               32,226                   31,028

+ Index comparison begins on 2/28/95. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class       12.89%
(3/1/95)
5 Years             13.58%
1 Year              28.90%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

Fear of higher interest rates, rising oil prices and the ongoing turmoil in Iraq contributed to volatile markets for the six months ended June 30, which made up the first half or your Portfolio's fiscal year. In this report, Mathew Troxell, a member of the Portfolio's investment management team, discusses the sector's positive returns amidst the shifting economic landscape and his expectations for 2004.

Q: Was the market and economic environment favorable for the Portfolio's investment strategy?

A: Real estate stocks, like most asset classes, experienced great volatility during the reporting period.

   With evidence suggesting that the U.S. economy was on its way to recovery, the real estate market rose strongly during the first quarter of 2004. However, in early April, the jobs report for March was surprisingly strong and sparked a sell-off in the bond market. Bond investors feared that the economy might be growing too fast and would ignite inflation. Interest rates began to rise, pushing bond prices down. Prices of real estate stocks also fell sharply even though historically they have exhibited a low correlation to bond prices. Rising oil prices and political uncertainty in Iraq further heightened investor concerns. During May and June, real estate investment trusts began to recover and picked up enough positive momentum to regain much of the ground lost in April -- ending the six months with relatively strong performance gains.

   For the six months ended June 30, 2004, the Portfolio's Class I shares rose 7.4% at net asset value. In comparison, the Wilshire Real Estate Securities Index increased 6.96% for the same period.

Q: What investments helped performance during the six months?

A: Several holdings contributed positively to the Portfolio's returns. AvalonBay
   Communities, one of the Portfolio's largest holdings, is an apartment/multi-family real estate investment trust (REIT) that has benefited from the expectation of improving fundamentals for apartments. Job growth has been very positive for household formations, especially for young adults who are leaving home for the first time. This demographic group has the highest propensity to rent rather than buy. This stronger renter demand is giving apartment REIT managers, such as AvalonBay, greater pricing flexibility. In addition, rising interest rates should contribute to higher renter demand, because buying a home becomes a more expensive option.

   In the lodging sector, Starwood Hotels and Resorts performed well, particularly in the final two months of the reporting period. Starwood, as well as the sector in general, are benefiting from a recovery in lodging demand, which is directly correlated to the improving economy. Catellus Development, a real estate management and development company, holds a portfolio of high-quality predominately industrial properties generating strong cash flow. This REIT's positive performance was driven, in part, by management's decision to convert to REIT status early in 2004. The heightened investor interest helped it to outperform the benchmark during the six months.

Q: What investments hurt performance during the six months?

A: We believe that Simon Property Group is a solid company, but after consistently outperforming the real estate market during the multi-year rally through the first quarter of 2004, it, along with other retail names, lagged in the final months of the reporting period. Following the market correction this spring, it began to recover. However, when management announced in late June that it was acquiring Chelsea Property Group (also held by the Portfolio), investors reacted negatively. We view the proposed merger very positively, because we think Chelsea Property Group, which owns factory outlet shopping centers in Japan as well as in the United States, would add international diversity and a new retail focus to Simon's current portfolio.

   Following disappointing performance last year, Apartment Investment and Management continued to lag the benchmark. This REIT, which owns a diverse portfolio of multi-family apartment complexes, suffered more than its peers as apartment fundamentals proved challenging last year and experienced lower-than-expected fee income and higher-than-expected apartment-turnover-related expenses last year -- resulting in a reduced dividend. Even with the greater promise for improving fundamentals, we reduced the position this spring, because we tempered our view of its total return potential.

Q: What is your outlook for the balance of 2004?

A: We think that the various property types making up the real estate market are generally experiencing improving fundamentals. While real estate earnings typically lag an improvement in fundamentals, hotel and apartment landlords can respond fairly quickly. Should economic growth continue, however, we believe retail landlords will begin to lose the relative advantage they have previously enjoyed. We believe that it will fall to astute stock selection to separate the wheat from the chafe.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                   Value
                  COMMON STOCKS - 97.4%
                  Hotels, Restaurants & Leisure - 5.3%
                  Hotels, Resorts & Cruise Lines - 5.3%
      75,000      Hilton Hotels Corp.*                      $ 1,399,500
      58,000      Starwood Hotels & Resorts                   2,601,300
                                                            -----------
                                                            $ 4,000,800
                                                            -----------
                  Total Hotels, Restaurants & Leisure       $ 4,000,800
                                                            -----------
                  Diversified Financials - 3.0%
                  Diversified Financial Services - 3.0%
      77,000      Brookfield Properties Corp.               $ 2,213,750
                                                            -----------
                  Total Diversified Financials              $ 2,213,750
                                                            -----------
                  Real Estate - 89.1%
                  Real Estate Management & Development - 4.0%
     115,500      Catellus Development Corp.                $ 2,847,075
       8,200      Inland Real Estate Corp.*                     106,682
                                                            -----------
                                                            $ 2,953,757
                                                            -----------
                  Real Estate Investment Trusts - 85.1%
      38,500      Apartment Investment & Management Co.     $ 1,198,505
      46,200      AMB Property Corp.                          1,599,906
      22,400      Affordable Residential Communities*           371,840
      16,500      Alexandria Real Estate Equities, Inc.         936,870
      44,000      Arden Realty Group, Inc.                    1,294,040
      92,500      Archstone Communities Trust                 2,713,025
      50,000      AvalonBay Communities, Inc.*                2,826,000
      73,100      Boston Properties, Inc.                     3,660,848
      17,500      Chelsea Property Group, Inc.                1,141,350
      30,000      Camden Property Trust                       1,374,000
      10,000      Carramerica Realty Corp.                      302,300
      61,000      Developers Diversifies Realty Corp.         2,157,570
      57,000      Duke Realty Investments, Inc.               1,813,170
      79,000      Equity Office Properties Trust              2,148,800
     107,000      Equity Residential Property Trust           3,181,110
       5,800      First Potomac Realty Trust*                   111,186
      36,000      Federal Realty Investment Trust             1,497,240
      79,500      General Growth Properties, Inc.             2,350,815
      25,500      Highwoods Properties, Inc.*                   599,250
      Shares                                                    Value
     189,000      Host Marriott Corp.*                      $ 2,336,040
       6,000      Healthcare Realty Trust, Inc.                 224,880
       2,500      Kilroy Realty Corp.                            85,250
      53,000      Liberty Property Trust                      2,131,130
      35,500      The Macerich Co.                            1,699,385
      11,300      Manufactured Home Communities, Inc.           375,047
       9,100      Mills Corp.                                   424,970
      10,500      Corporate Office Properties                   260,925
      88,000      ProLogis Trust                              2,896,960
      29,300      Pan Pacific Retail Properties, Inc.         1,480,236
      55,000      Prentiss Properties Trust                   1,843,600
      45,206      Public Storage, Inc.                        2,079,928
      25,500      PS Business Parks Inc*                      1,026,120
      48,000      Regency Centers Corp.                       2,059,200
      35,000      The Rouse Co.*                              1,662,500
       9,500      iStar Financial, Inc.*                        380,000
      27,500      Shurgard Storage Centers, Inc.              1,028,500
      15,800      Strategic Hotel Capital, Inc.*                232,260
      85,000      Simon DeBartolo Group, Inc.                 4,370,700
      51,000      Taubman Centers, Inc.                       1,167,390
      37,600      Trizec Properties Inc.                        611,376
      47,200      United Dominion Realty Trust                  933,616
      46,000      Vornado Realty Trust                        2,627,060
      16,500      Western Resources, Inc.                       516,120
                                                            -----------
                                                            $63,731,018
                                                            -----------
                  Total Real Estate                         $66,684,775
                                                            -----------
                  TOTAL COMMON STOCKS
                  (Cost $55,838,852)                        $72,899,325
                                                            -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 97.4%
                  (Cost $55,838,852)                        $72,899,325
                                                            -----------
                  OTHER ASSETS AND
                  LIABILITIES - 2.6%                        $ 1,967,974
                                                            -----------
                  TOTAL NET ASSETS - 100.0%                 $74,867,299
                                                            ===========

*  Non-income producing security.

4     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months Ended   Year        Year        Year       Year       Year
                                                               6/30/04       Ended       Ended       Ended      Ended      Ended
Class I                                                      (unaudited)    12/31/03    12/31/02    12/31/01   12/31/00   12/31/99
Net asset value, beginning of period                           $ 18.57       $ 14.47     $ 14.77     $ 14.42    $ 11.73    $ 13.07
                                                               -------       -------     -------     -------    -------    -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.42       $  0.74     $  0.62     $  0.68    $  0.71    $  0.66
 Net realized and unrealized gain (loss) on investments           0.96          4.16       (0.23)       0.40       2.67      (1.20)
                                                               -------       -------     -------     -------    -------    -------
  Net increase (decrease) from investment operations           $  1.38       $  4.90     $  0.39     $  1.08    $  3.38    $ (0.54)
Distributions to shareowners:
 Net investment income                                           (0.40)        (0.64)      (0.69)      (0.56)     (0.59)     (0.60)
 Net realized gain                                                  --            --          --          --         --      (0.12)
 Tax return of capital                                              --         (0.16)         --       (0.17)     (0.10)     (0.08)
                                                               -------       -------     -------     -------    -------    -------
Net increase (decrease) in net asset value                     $  0.98       $  4.10     $ (0.30)    $  0.35    $  2.69    $ (1.34)
                                                               -------       -------     -------     -------    -------    -------
Net asset value, end of period                                 $ 19.55       $ 18.57     $ 14.47     $ 14.77    $ 14.42    $ 11.73
                                                               =======       =======     =======     =======    =======    =======
Total return*                                                     7.40%        34.75%      (2.53)%      7.80%     29.51%     (4.17)%
Ratio of net expenses to average net assets+                      0.94%**       1.03%       1.07%       1.16%      1.10%      1.15%
Ratio of net investment income (loss) to average net assets+      4.22%**       4.49%       4.76%       4.71%      5.02%      5.07%
Portfolio turnover rate                                             43%**         20%         29%         34%        31%        54%
Net assets, end of period (in thousands)                       $30,297       $31,891     $29,873     $33,026    $32,982    $28,318
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.94%**       1.03%       1.07%       1.16%      1.10%      1.30%
 Net investment income (loss)                                     4.22%**       4.49%       4.76%       4.71%      5.02%      4.92%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.94%**       1.03%       1.07%       1.16%      1.10%      1.14%
 Net investment income (loss)                                     4.22%**       4.49%       4.76%       4.71%      5.02%      5.08%

(a) Amount rounds to less than one cent per share.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
 +  Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.     5

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                          Pioneer
                                                                        Real Estate
                                                                          Shares
                                                                       VCT Portfolio
ASSETS:
 Investment in securities, at value
  (Cost $55,838,852)                                                   $ 72,899,325
 Cash                                                                     1,906,225
 Foreign currencies, at value                                                    --
 Receivables --
   Investment securities sold                                             2,124,520
   Fund shares sold                                                         181,129
   Dividends, interest and foreign taxes withheld                           428,504
 Other                                                                          354
                                                                       ------------
   Total assets                                                        $ 77,540,057
                                                                       ------------
LIABILITIES:
 Payables --
   Investment securities purchased                                     $  2,208,201
   Fund shares repurchased                                                  378,282
   Dividends                                                                     --
   Upon return for securities loaned                                             --
   Forward foreign currency portfolio hedge contracts, open -- net               --
 Due to bank                                                                     --
 Due to affiliates                                                           66,321
 Accrued expenses                                                            19,954
 Other                                                                           --
                                                                       ------------
    Total liabilities                                                  $  2,672,758
                                                                       ------------
NET ASSETS:
 Paid-in capital                                                       $ 57,527,714
 Accumulated net investment income (loss)                                   160,542
 Accumulated undistributed net realized gain (loss)                         118,570
 Net unrealized gain (loss) on:
   Investments                                                           17,060,473
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                            --
                                                                       ------------
    Total net assets                                                    $ 74,867,299
                                                                       ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
   Net assets                                                          $ 30,296,916
 Shares outstanding                                                       1,549,560
                                                                       ------------
 Net asset value per share                                             $      19.55
 Class II:
 No par value (unlimited number of shares authorized)
   Net assets                                                          $ 44,570,383
 Shares outstanding                                                       2,283,389
                                                                       ------------
   Net asset value per share                                           $      19.52


6     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                               Pioneer
                                                          Real Estate Shares
                                                            VCT Portfolio

                                                              Six Months
                                                                Ended
                                                               6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,676)          $1,885,996
 Interest                                                         18,128
 Income on securities loaned, net                                    535
 Other                                                                --
                                                              ----------
   Total investment income                                    $1,904,659
                                                              ----------
EXPENSES:
 Management fees                                              $  294,190
 Transfer agent fees                                               1,494
 Distribution fees (Class II)                                     53,188
 Administrative fees                                               9,250
 Custodian fees                                                   13,052
 Professional fees                                                19,250
 Printing                                                          8,855
 Fees and expenses of nonaffiliated trustees                          --
 Miscellaneous                                                       899
                                                              ----------
   Total expenses                                             $  400,178
   Less management fees waived and expenses assumed
    by Pioneer Investment Management, Inc.                            --
                                                              ----------
   Net expenses                                               $  400,178
                                                              ----------
     Net investment income (loss)                             $1,504,481
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                 $3,075,780
  Futures contracts                                                   --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                  --
                                                              ----------
                                                              $3,075,780
                                                              ----------
 Change in net unrealized gain or loss from:
   Investments                                                $  359,869
   Futures contracts                                                  --
   Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                 --
                                                              ----------
                                                              $  359,869
                                                              ----------
 Net gain (loss) on investments, futures contracts
   and foreign currency transactions                          $3,435,649
                                                              ----------
 Net increase (decrease) in net assets resulting
   from operations                                            $4,940,130
                                                              ----------


The accompanying notes are an integral part of these financial statements.     7

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    Pioneer Real Estate
                                                    Shares VCT Portfolio

                                                Six Months
                                                   Ended              Year
                                                  6/30/04            Ended
                                                (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $  1,504,481      $   3,062,870
Net realized gain (loss) on investments           3,075,780           (474,302)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                      359,869         15,553,008
                                               ------------      -------------
   Net increase (decrease) in net assets
     resulting from operations                 $  4,940,130      $  18,141,576
                                               ------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $   (637,400)     $  (1,422,912)
 Class II                                          (859,854)        (1,519,594)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                               ------------      -------------
   Total distributions to shareowners          $ (1,497,254)     $  (2,942,506)
                                               ------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $  7,974,724      $   9,753,610
Reinvestment of distributions                     1,497,254          2,942,506
Cost of shares repurchased                       (9,831,522)       (17,969,003)
                                               ------------      -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $   (359,544)     $  (5,272,887)
                                               ------------      -------------
 Net increase (decrease) in net assets         $  3,083,332      $   9,926,183
                                               ------------      -------------
NET ASSETS:
Beginning of period                            $ 71,783,967      $  61,857,784
                                               ------------      -------------
End of period                                  $ 78,867,299      $  71,783,967
                                               ============      =============
Accumulated/(distributions in excess of)
 net investment income (loss)                  $    160,542      $     153,315
                                               ============      =============


8     The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:


Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)

   Pioneer Europe VCT Portfolio (Europe Portfolio)

   Pioneer International Value VCT Portfolio (International Value Portfolio)

   Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)

   Pioneer Small Company VCT Portfolio (Small Company Portfolio)

   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)

   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)

   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)

   Pioneer Fund VCT Portfolio (Fund Portfolio)

   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)

   Pioneer Balanced VCT Portfolio (Balanced Portfolio)

   Pioneer High Yield VCT Portfolio (High Yield Portfolio)

   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)

   Pioneer America Income VCT Portfolio (America Income Portfolio)

   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)

   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only)

   Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)

   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Real Estate Shares Portfolio pursues long-term capital growth, with current income as a secondary objective.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no fair valued securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

   Because Real Estate Shares Portfolio invests a substantial portion of its assets in real estate

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Real Estate Shares had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by Real Estate Shares Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Trust as a reduction of the cost basis of the securities held.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003,

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Real Estate Shares VCT Portfolio had a capital loss carryforward of $3,310,843, of which the following amounts will expire between 2007 and 2011 if not utilized: $2,238,450 in 2007, $619,294 in 2008 and $453,069 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

--------------------------------------------------------------------------------

                                               Pioneer
                                             Real Estate
                                               Shares
                                            VCT Portfolio
                                                2003
---------------------------------------------------------
  Distributions paid from:
  Ordinary Income*                           $ 2,171,485
  Long-Term capital gain                              --
                                             -----------
                                               2,171,485
  Return of Capital                                   --
                                             -----------
  Total distributions                        $ 2,171,485
                                             -----------
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income              $        --
  Undistributed long-term gain/
     (Capital loss carryforward)              (2,665,210)
  Unrealized appreciation (depreciation)      16,408,604
                                             -----------
     Total                                   $13,743,394
                                             -----------

--------------------------------------------------------------------------------

* Included in the Portfolio's distributions from 2003 ordinary income is $192,564 in excess of investment company taxable income, which, in accordance with U.S. tax law, is taxable to shareowners as ordinary income distributions.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

Prior to June 30, 2004, the Portfolio has reclassified $21,639 to decrease net unrealized gain on investments, $6,268 to decrease accumulated undistributed net realized gain on investments and $27,907 to increase paid-in capital. The reclassification has no impact on the net assets of the Portfolio and presents the Portfolio's capital accounts on a tax basis.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.80% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $55,958 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $257 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $10,106 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

--------------------------------------------------------------------------------

                                                                                           Net
                                                        Gross            Gross        Appreciation/
                                     Tax Cost       Appreciation     Depreciation     (Depreciation)
----------------------------------------------------------------------------------------------------
Real Estate Shares Portfolio      $56,411,455      $16,815,051       $ (327,181)      $16,487,870
                                  -----------      -----------       ----------       -----------

--------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $17,444,652 and $15,240,948, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

--------------------------------------------------------------------------------

 Real Estate Shares Portfolio     '04 Shares     '04 Amount    '03 Shares      '03 Amount
-----------------------------------------------------------------------------------------
 CLASS II:
 Shares sold                         46,990    $    914,044      153,884      $  2,545,266
 Reinvestment of distributions       31,935         637,400       87,137         1,422,912
 Shares repurchased                (246,506)     (4,641,798)    (588,199)       (9,201,017)
                                   --------    ------------     --------      ------------
  Net increase                     (167,581)   $ (3,090,354)    (347,178)     $ (5,232,839)
                                   ========    ============     ========      ============
 CLASS II:
 Shares sold                        367,646    $  7,060,680      424,038      $  7,208,344
 Reinvestment of distributions       43,174         859,854       92,474         1,519,594
 Shares repurchased                (278,022)     (5,189,724)    (578,790)       (8,767,986)
                                   --------    ------------     --------      ------------
  Net increase                      132,798    $  2,730,810      (62,278)     $    (40,048)
                                   --------    ------------     --------      ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust


Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16066-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                                    Pioneer Fund VCT Portfolio -- Class I Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
  Portfolio and Performance Update       2
  Portfolio Management Discussion        3
  Schedule of Investments                4
  Financial Statements                   8
  Notes to Financial Statements         12

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks                              94.7%
Depositary Receipts for International Stocks     3.5%
International Common Stocks                      1.8%

Sector Distribution
(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]

Financials                                      17.1%
Information Technology                          13.9%
Consumer Discretionary                          13.0%
Health Care                                     12.5%
Industrials                                     12.3%
Consumer Staples                                11.9%
Energy                                           8.2%
Materials                                        5.7%
Telecommunication Services                       3.3%
Utilities                                        2.1%

Five Largest Holdings
(As a percentage of equity holdings)

  1.      ChevronTexaco Corp.           2.17%
  2.      Exxon Mobil Corp.             2.11
  3.      McGraw-Hill Co., Inc.         1.93
  4.      Target Corp.                  1.85
  5.      SBC Communications, Inc.      1.71

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/04       12/31/03
Net Asset Value per Share     $ 18.98       $ 18.70

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $ 0.100       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

        S&P 500   Pioneer Fund VCT Portfolio
        -------   --------------------------
10/97    10000              10000
         10643              10543
12/98    13686              13296
         16565              15411
12/00    15060              15600
         13275              13908
12/02    10342              11261
         13306              13936
 6/04    13764              14220

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                              5.42%
(10/31/97)
5 Years                                                                   -0.70%
1 Year                                                                    17.84%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In the following discussion, portfolio manager John Carey, reviews the investment environment and the performance of Pioneer Fund VCT Portfolio over the six months ended June 30, 2004.

Q:  How did the Portfolio perform over the first six months of 2004?

A: Pioneer Fund VCT Portfolio recorded a positive total return of 2.04% at net asset value in the six months ended June 30, 2004. The Standard & Poor's 500 Index showed a total return of 3.44% over the same period. Investors appeared to be "rotating" out of more highly priced stocks and into shares more moderately priced, with dividends and steadier earnings outlooks.

Q:  Please discuss the Portfolio's performance versus the S&P 500 Index.

A: Our underperformance versus the S&P was attributable mainly to our stock holdings in four sectors: information technology, materials, industrials and telecommunications services. Our strongest positive contributors were our investments in consumer discretionary, consumer staples and health care. Taking first the negative contributors, our technology holdings showed an overall decline of 1.59% versus the S&P sector gain of 0.44%. The main culprits were our positions in Texas Instruments, Novellus Systems, Synopsys and Nokia. After analyzing the different situations, we retained shares in Texas Instruments and Nokia, but liquidated our positions in Novellus and Synopsys. With regard to materials, where again we showed a negative return (3.80%) versus a slight positive return (0.71%) for the S&P sector, the largest factor was our position in Rio Tinto. In the case of the materials, we believe that the fundamentals are strong for the group looking out at least over the next couple of years and that it was mainly "profit taking" behind the weak share prices. Perhaps, too, there was some concern about a potential slow-down in the Chinese economy, which has been a prime user of many raw materials as that country rapidly industrializes. Following our evaluation of the "pros and cons," we retained Rio Tinto, a prominent worldwide mining company, as well as our shares of other companies in the sector.

    Industrials presented a mixed picture, with our investments rising 5.13% versus an increase for the sector of 7.42%. We had very good performance from our railroad holding Norfolk Southern, but our capital-goods stocks were more sluggish. Finally, in telecomm services, we did not own AT&T Wireless, which received a premium take-over bid, but instead owned BellSouth and SBC Communications, the companies in the joint venture, Cingular, that made the bid. BellSouth and SBC both declined as investors worried that they "overpaid."

    On the bright side, we had some nice gains from stocks in consumer discretionary, consumer staples and health care. They were, respectively, John Wiley & Sons, publisher of scientific and technical books and journals and also owner of the "For Dummies" imprint; Colgate-Palmolive, major brand in toothpaste; and Becton Dickinson, provider of medical supplies including disposable syringes.

Q:  What changes have you have made to the Portfolio so far this year?

A: We were fairly active during the six months, adding 18 positions and eliminating 18. The combined effect of securities transactions and market fluctuations produced overall increases for our weightings in the energy, consumer discretionary, consumer staples, health care and financials sectors; overall decreases for our weightings in industrials and information technology; and no meaningful change for our weightings in materials, telecommunications services and utilities. In energy, we initiated positions in Apache, British Petroleum, Pioneer Natural Resources and Occidental Petroleum and sold positions in Transocean, Royal Dutch Petroleum, and Shell Transport & Trading. We believed that Transocean was fairly valued, and in the cases of Royal Dutch and the allied Shell Transport we had developed reservations about management in the wake of significant downward revisions in oil and gas reserves estimates. On the other hand, we thought that prospects were positive for the companies we added and that the larger number of holdings would provide the portfolio with more diversification.

    In consumer discretionary we invested in three companies we thought were poised to do better with the stronger economy, Ford Motor, Liz Claiborne, and Walt Disney, and sold two stocks that had been longer-term disappointments, Dow Jones and Eastman Kodak. We also added Clorox, formulator of bleaches and other household cleansers, and Estee Lauder, cosmetics manufacturer, in consumer staples. Our health care additions were among our most significant and included equipment makers Guidant and St. Jude Medical, distributor Cardinal Health, and generic-drug companies Barr Pharmaceuticals and Mylan Laboratories.

    One of our purchases in financials proved to be particularly well timed, as SouthTrust, a regional bank headquartered in Birmingham, Alabama, received a generous acquisition offer from another bank, Wachovia, not long after we had bought it. Another entry we made to the portfolio was U.S. Bancorp, based in Minneapolis, Minnesota. In other sectors, we bought, in materials, Ecolab, supplier of industrial and institutional cleaning chemicals, and, in information technology, Apple Computer, survivor, against all odds, in the personal-computer business as well as innovative producer of the very hot iPod digital-music player.

    Along with the seven names already mentioned in energy and consumer discretionary and (above) in information technology, we deleted the following: Boeing, Lockheed Martin, Robert Half, Union Pacific, Medco Health Solutions, Bank of America, Electronics Data Systems, BMC Software, Cisco Systems, QUALCOMM and Altera.

Q: What is your outlook on the stock market and economy for the remainder of 2004?

A: At the midpoint of 2004, the market appears in disarray. Truth be told, interest rates have not really moved very much at all, but there appears great anxiety about greater moves to come. Inflation is not a current problem, yet the high oil and raw-materials prices, as well as the prospect of rising wages with growth in employment, provide the worriers a reason to focus on the risk of inflation. Corporate earnings are generally very strong and also strongly up from last year, but the expressed concern is with respect to slowing of the impressive comparisons.

    The market to us remains attractive, even if more moderately attractive than it was in early 2003 when prices were much lower and the economy was still just poised for its rebound rather than underway with the rebound as it is currently. We see especially good values, however, among the good companies with good long-term records in which we like to invest on your behalf and which were relatively neglected by investors up until recently.

    Betting which way the market might go on a short-term basis has never seemed to us like a particularly fruitful endeavor. So our intention is, as always, to stay invested over the coming months, and years, and to stay invested in the solid kinds of companies we always aim to own in your Portfolio. Thank you for your support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                 Value
                  COMMON STOCKS - 96.5%
                  Energy - 7.9%
                  Integrated Oil & Gas - 5.9%
      16,643      BP Amoco Plc (A.D.R.)               $    891,566
      57,921      ChevronTexaco Corp.                    5,450,945
      24,727      ConocoPhillips                         1,886,423
     119,280      Exxon Mobil Corp.                      5,297,224
      36,993      Occidental Petroleum Corp.             1,790,831
                                                      ------------
                                                      $ 15,316,989
                                                      ------------
                  Oil & Gas Drilling - 0.9%
      42,044      Smith International, Inc.*          $  2,344,373
                                                      ------------
                  Oil & Gas Exploration & Production - 1.1%
      18,971      Apache Corp.                        $    826,187
      57,988      Pioneer Natural Resources Co.          2,034,219
                                                      ------------
                                                      $  2,860,406
                                                      ------------
                  Total Energy                        $ 20,521,768
                                                      ------------
                  Materials - 5.5%
                  Aluminum - 0.6%
      46,252      Alcoa, Inc.                         $  1,527,704
                                                      ------------
                  Commodity Chemicals - 1.1%
      23,113      Air Products & Chemicals, Inc.      $  1,212,277
      38,676      E.I. du Pont de Nemours and Co.        1,717,988
                                                      ------------
                                                      $  2,930,265
                                                      ------------
                  Diversified Chemical - 0.4%
      18,467      PPG Industries, Inc.                $  1,154,003
                                                      ------------
                  Diversified Metals & Mining - 2.5%
      32,924      Phelps Dodge Corp.*                 $  2,551,939
     164,111      Rio Tinto Plc                          3,949,666
                                                      ------------
                                                      $  6,501,605
                                                      ------------
                  Paper Products - 0.5%
      43,199      Meadwestvaco Corp.                  $  1,269,619
                                                      ------------
                  Specialty Chemicals - 0.4%
      32,149      Ecolab, Inc.                        $  1,019,123
                                                      ------------
                  Total Materials                     $ 14,402,319
                                                      ------------
                  Capital Goods - 7.4%
                  Aerospace & Defense - 1.5%
      38,908      General Dynamics Corp.              $  3,863,564
                                                      ------------
                  Electrical Components & Equipment - 0.7%
      18,467      Emerson Electric Co.                $  1,173,578
      26,633      General Electric Co.                     862,909
                                                      ------------
                                                      $  2,036,487
                                                      ------------

      Shares                                                 Value
                  Industrial Conglomerates - 2.8%
      20,674      Illinois Tool Works, Inc.           $  1,982,430
      45,528      Johnson Controls, Inc.                 2,430,285
      31,359      United Technologies Corp.              2,868,721
                                                      ------------
                                                      $  7,281,436
                                                      ------------
                  Industrial Machinery - 2.4%
      33,682      Caterpillar, Inc.                   $  2,675,698
      50,290      Deere & Co.                            3,527,341
                                                      ------------
                                                      $  6,203,039
                                                      ------------
                  Total Capital Goods                 $ 19,384,526
                                                      ------------
                  Commercial Services & Supplies - 1.0%
                  Office Services & Supplies - 1.0%
      47,154      Canon, Inc. (A.D.R.)                $  2,518,023
                                                      ------------
                  Total Commercial Services &
                  Supplies                            $  2,518,024
                                                      ------------
                  Transportation - 3.4%
                  Airlines - 0.9%
     137,864      Southwest Airlines Co.              $  2,311,979
                                                      ------------
                  Railroads - 2.0%
      40,302      Burlington Northern, Inc.           $  1,413,391
     146,340      Norfolk Southern Corp.                 3,880,937
                                                      ------------
                                                      $  5,294,328
                                                      ------------
                  Trucking - 0.5%
      16,958      United Parcel Service               $  1,274,733
                                                      ------------
                  Total Transportation                $  8,881,040
                                                      ------------
                  Automobiles & Components - 2.3%
                  Automobile Manufacturers - 2.3%
     208,966      Ford Motor Corp.                    $  3,270,318
      46,602      PACCAR, Inc.                           2,702,450
                                                      ------------
                                                      $  5,972,768
                                                      ------------
                  Total Automobiles & Components      $  5,972,768
                                                      ------------
                  Media - 6.2%
                  Advertising - 1.0%
      35,541      Omnicom Group                       $  2,697,206
                                                      ------------
                  Movies & Entertainment - 0.4%
      34,933      The Walt Disney Co.                 $    890,442
                                                      ------------
                  Publishing - 4.8%
      46,390      Elsevier NV                         $    652,795
      40,418      Gannett Co.                            3,429,467
     113,495      John Wiley & Sons, Inc.                3,631,840
      63,415      McGraw-Hill Co., Inc.                  4,855,687
                                                      ------------
                                                      $ 12,569,789
                                                      ------------
                  Total Media                         $ 16,157,437
                                                      ------------


4  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                  Value
                  Retailing - 4.1%
                  Apparel Retail - 0.3%
      19,973      Liz Claiborne, Inc.                  $    718,629
                                                       ------------
                  Department Stores - 0.6%
      53,341      May Department Stores Co.            $  1,466,344
                                                       ------------
                  General Merchandise Stores - 2.1%
      29,152      Family Dollar Stores, Inc.           $    886,804
     109,408      Target Corp.                            4,646,558
                                                       ------------
                                                       $  5,533,362
                                                       ------------
                  Home Improvement Retail - 0.8%
      39,604      Lowe's Companies, Inc.               $  2,081,190
                                                       ------------
                  Specialty Stores - 0.3%
      25,229      Barnes & Noble, Inc.*                $    857,281
                                                       ------------
                  Total Retailing                      $ 10,656,806
                                                       ------------
                  Food & Drug Retailing - 3.5%
                  Drug Retail - 1.6%
     112,775      Walgreen Co.                         $  4,083,583
                                                       ------------
                  Food Distributors - 1.3%
      12,492      Cardinal Health, Inc.                $    875,065
      68,293      Sysco Corp.                             2,449,670
                                                       ------------
                                                       $  3,324,735
                                                       ------------
                  Hypermarkets & Supercenters - 0.6%
      30,854      Wal-Mart Stores, Inc.                $  1,627,857
                                                       ------------
                  Total Food & Drug Retailing          $  9,036,175
                                                       ------------
                  Food, Beverage & Tobacco - 4.7%
                  Packaged Foods & Meats - 3.6%
      70,267      Campbell Soup Co.                    $  1,888,777
      36,702      General Mills, Inc.                     1,744,446
      45,065      Hershey Foods Corp.                     2,085,158
      59,465      H.J. Heinz Co., Inc.                    2,331,028
      61,629      Sara Lee Corp.                          1,416,851
                                                       ------------
                                                       $  9,466,260
                                                       ------------
                  Soft Drinks - 1.1%
      53,078      PepsiCo, Inc.                        $  2,859,843
                                                       ------------
                  Total Food, Beverage & Tobacco       $ 12,326,103
                                                       ------------
                  Household & Personal Products - 3.3%
                  Household Products - 3.3%
      12,405      Clorox Co.                           $    667,141
      53,543      Colgate-Palmolive Co.                   3,129,588
      19,005      Estee Lauder Co.                          927,064
      70,848      Procter & Gamble Co.                    3,856,965
                                                       ------------
                                                       $  8,580,758
                                                       ------------
                  Total Household & Personal
                  Products                             $  8,580,758
                                                       ------------

      Shares                                                  Value
                  Health Care Equipment & Services - 5.9%
                  Health Care Distributors - 2.4%
      47,967      Abbott Laboratories                  $  1,955,135
      75,610      Johnson & Johnson                       4,211,477
                                                       ------------
                                                       $  6,166,612
                                                       ------------
                  Health Care Equipment - 2.7%
      58,653      Becton, Dickinson & Co.              $  3,038,225
      35,076      Biomet, Inc.                            1,558,777
      26,639      Guidant Corp.                           1,488,587
      13,291      St. Jude Medical, Inc.*                 1,005,464
                                                       ------------
                                                       $  7,091,053
                                                       ------------
                  Managed Health Care - 0.8%
      20,042      United Healthcare Group, Inc.        $  1,247,615
       7,549      Wellpoint Health Networks, Inc.*          845,563
                                                       ------------
                                                       $  2,093,178
                                                       ------------
                  Total Health Care Equipment &
                  Services                             $ 15,350,843
                                                       ------------
                  Pharmaceuticals & Biotechnology - 6.1%
                  Pharmaceuticals - 6.1%
      33,785      Barr Laboratorie, Inc.*              $  1,138,555
      35,772      Eli Lilly & Co.                         2,500,821
      55,400      Merck & Co., Inc.                       2,631,500
      67,544      Mylan Laboratories, Inc.                1,367,766
      45,761      Novartis AG (A.D.R.)                    2,036,364
      62,253      Pfizer, Inc.                            2,134,033
      15,214      Roche Holdings AG (A.D.R.)*             1,508,088
     145,764      Schering-Plough Corp.                   2,693,719
                                                       ------------
                                                       $ 16,010,846
                                                       ------------
                  Total Pharmaceuticals &
                  Biotechnology                        $ 16,010,846
                                                       ------------
                  Banks - 7.4%
                  Diversified Banks - 2.2%
      32,784      Charter One Financial, Inc.          $  1,448,725
      85,656      U.S. Bancorp                            2,360,679
      35,519      Wells Fargo & Co.                       2,032,752
                                                       ------------
                                                       $  5,842,156
                                                       ------------
                  Regional Banks - 4.2%
      28,340      First Horizon National Corp.         $  1,288,620
     114,053      National City Corp.                     3,992,996
      38,351      SouthTrust Corp.                        1,488,402
      47,329      SunTrust Banks, Inc.                    3,075,912
      19,396      Zions Bancorporation                    1,191,884
                                                       ------------
                                                       $ 11,037,814
                                                       ------------
                  Thrifts & Mortgage Finance - 1.0%
      64,028      Washington Mutual, Inc.              $  2,474,042
                                                       ------------
                  Total Banks                          $ 19,354,012
                                                       ------------


   The accompanying notes are an integral part of these financial statements.  5

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

      Shares                                                    Value
                  Diversified Financials - 5.6%
                  Asset Management & Custody Banks - 3.8%
      52,067      The Bank of New York Co., Inc.         $  1,534,935
      37,051      Federated Investors Inc.                  1,124,127
      62,368      State Street Corp.                        3,058,527
      81,766      T. Rowe Price Associates, Inc.            4,121,006
                                                         ------------
                                                         $  9,838,595
                                                         ------------
                  Consumer Finance - 0.8%
      38,211      American Express Co.                   $  1,963,281
                                                         ------------
                  Investment Banking & Brokerage - 1.0%
      49,593      Merrill Lynch & Co., Inc.              $  2,677,030
                                                         ------------
                  Total Diversified Financials           $ 14,478,906
                                                         ------------
                  Insurance - 3.5%
                  Multi - Line Insurance - 1.0%
      37,283      American International Group, Inc.     $  2,657,532
                                                         ------------
                  Property & Casualty Insurance - 2.5%
      46,109      Chubb Corp.                            $  3,143,712
      26,583      Safeco Corp.                              1,169,652
      52,652      St. Paul Travelers Companies, Inc.        2,134,512
                                                         ------------
                                                         $  6,447,876
                                                         ------------
                  Total Insurance                        $  9,105,408
                                                         ------------
                  Software & Services - 4.7%
                  Application Software - 2.4%
      35,888      Adobe Systems, Inc.                    $  1,668,792
     119,628      Microsoft Corp.                           3,416,576
      26,017      Symantec Corp.*                           1,139,024
                                                         ------------
                                                         $  6,224,392
                                                         ------------
                  Data Processing & Outsourced Services - 2.3%
      39,373      Automatic Data Processing, Inc.        $  1,648,941
      32,311      Computer Sciences Corp.*                  1,500,200
      21,836      DST Systems, Inc.*                        1,050,093
      25,494      Fiserv, Inc.*                               991,462
      32,184      SunGard Data Systems, Inc.*                 836,784
                                                         ------------
                                                         $  6,027,480
                                                         ------------
                  Total Software & Services              $ 12,251,872
                                                         ------------
                  Technology Hardware & Equipment - 5.4%
                  Communications Equipment - 2.0%
     182,952      Motorola, Inc.                         $  3,338,874
     128,455      Nokia Corp (A.D.R.)                       1,867,736
                                                         ------------
                                                         $  5,206,610
                                                         ------------

      Shares                                                    Value
                  Computer Hardware - 3.4%
      17,403      Apple Computer, Inc.*                  $    566,294
      60,976      Dell, Inc.*                               2,184,160
      22,881      Diebold, Inc.                             1,209,718
      72,740      Hewlett-Packard Co.                       1,534,814
      24,634      IBM Corp.*                                2,171,487
     252,670      Sun Microsystems, Inc.*                   1,096,588
                                                         ------------
                                                         $  8,763,061
                                                         ------------
                  Total Technology Hardware &
                  Equipment                              $ 13,969,671
                                                         ------------
                  Semiconductors - 3.4%
                  Semiconductor Equipment - 0.9%
     120,790      Applied Materials, Inc.*               $  2,369,900
                                                         ------------
                  Semiconductors - 2.5%
     126,597      Intel Corp.                            $  3,494,077
     118,406      Texas Instruments, Inc.                   2,863,057
                                                         ------------
                                                         $  6,357,134
                                                         ------------
                  Total Semiconductors                   $  8,727,034
                                                         ------------
                  Telecommunication Services - 3.2%
                  Integrated Telecommunication Services - 3.2%
      18,815      Alltel Corp.                           $    952,415
     116,841      BellSouth Corp.                           3,063,571
     176,887      SBC Communications, Inc.                  4,289,510
                                                         ------------
                                                         $  8,305,496
                                                         ------------
                  Total Telecommunication Services       $  8,305,496
                                                         ------------
                  Utilities - 2.0%
                  Electric Utilities - 1.3%
      26,945      American Electric Power Co., Inc.      $    862,240
      29,268      Consolidated Edison, Inc.                 1,163,696
      46,790      Southern Co.                              1,363,929
                                                         ------------
                                                         $  3,389,865
                                                         ------------
                  Gas Utilities - 0.6%
      22,532      KeySpan Energy Corp. (a)               $    826,924
      31,011      Vectren Corp.                               778,065
                                                         ------------
                                                         $  1,604,989
                                                         ------------
                  Water Utilities - 0.1%
      14,953      Aqua America, Inc.                     $    299,808
                                                         ------------
                  Total Utilities                        $  5,294,662
                                                         ------------
                  TOTAL COMMON STOCKS
                  (Cost $224,336,202)                    $251,286,474
                                                         ------------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Principal
      Amount                                                 Value
                TEMPORARY CASH INVESTMENTS - 3.7%
                Repurchase Agreement - 3.4%
 $ 8,800,000    UBS Warburg, Inc., 1.25%,
                dated 6/30/04, repurchase price of
                $8,800,000 plus accrued interest on
                7/1/04 collateralized by $8,068,000
                U.S. Treasury Bill, 7.0%, 7/15/06     $  8,800,000
                                                      ------------

     Shares
               Security Lending Collateral - 0.3%
    766,159    Securities Lending
               Investment Fund, 1.29%                 $    766,159
                                                      ------------
               TOTAL TEMPORARY CASH
               INVESTMENTS
               (Cost $9,566,159)                      $  9,566,159
                                                      ------------
               TOTAL INVESTMENT IN
               SECURITIES - 100.2%
               (Cost $233,902,361) (a)                $260,852,633
                                                      ------------
               OTHER ASSETS AND
               LIABILITIES - (0.2)%                   $   (506,268)
                                                      ------------
               TOTAL NET ASSETS - 100.0%              $260,346,365
                                                      ============

*        Non-income producing security.
(A.D.R.) American Depositary Receipt
(a)      At June 30, 2004, the following securities were out on loan:

  Shares     Description            Market Value
  20,707     KeySpan Energy Corp.     $751,043


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months Ended      Year         Year
                                                                   6/30/04           Ended        Ended
Class I                                                          (unaudited)       12/31/03     12/31/02
Net asset value, beginning of period                              $  18.09         $  15.11     $  18.40
                                                                  --------         --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $   0.22         $   0.41     $   0.42
 Net realized and unrealized gain (loss) on investments               0.49             2.96        (3.30)
                                                                  --------         --------     --------
  Net increase (decrease) from investment operations              $   0.71         $   3.37     $  (2.88)
Distributions to shareowners:
 Net investment income                                               (0.18)           (0.39)       (0.41)
 Net realized gain                                                      --               --           --
                                                                  --------         --------     --------
Net increase (decrease) in net asset value                        $   0.53         $   2.98     $  (3.29)
                                                                  --------         --------     --------
Net asset value, end of period                                    $  18.62         $  18.09     $  15.11
                                                                  ========         ========     ========
Total return*                                                         3.94%           22.61%      (15.82)%
Ratio of net expenses to average net assets+                          0.72%**          0.78%        0.80%
Ratio of net investment income (loss) to average net assets+          2.34%**          2.55%        2.48%
Portfolio turnover rate                                                 18%**            12%          12%
Net assets, end of period (in thousands)                          $158,805         $155,634     $133,258
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.72%**          0.78%        0.80%
 Net investment income (loss)                                         2.34%**          2.55%        2.48%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.72%**          0.78%        0.80%
 Net investment income (loss)                                         2.34%**          2.55%        2.48%

                                                                 Year         Year         Year
                                                                 Ended        Ended        Ended
Class I                                                        12/31/01     12/31/00     12/31/99
Net asset value, beginning of period                           $  21.28     $  20.72     $  21.44
                                                               --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.40     $   0.51     $   0.42
 Net realized and unrealized gain (loss) on investments           (1.86)        2.28        (0.15)
                                                               --------     --------     --------
  Net increase (decrease) from investment operations           $  (1.46)    $   2.79     $   0.27
Distributions to shareowners:
 Net investment income                                            (0.36)       (0.49)       (0.41)
 Net realized gain                                                (1.06)       (1.74)       (0.58)
                                                               --------     --------     --------
Net increase (decrease) in net asset value                     $  (2.88)    $   0.56     $  (0.72)
                                                               --------     --------     --------
Net asset value, end of period                                 $  18.40     $  21.28     $  20.72
                                                               ========     ========     ========
Total return*                                                     (6.97)%      14.85%        1.21%
Ratio of net expenses to average net assets+                       0.75%        0.71%        0.70%
Ratio of net investment income (loss) to average net assets+       2.07%        2.40%        1.97%
Portfolio turnover rate                                              13%          13%          23%
Net assets, end of period (in thousands)                       $164,019     $181,920     $226,379
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.75%        0.71%        0.70%
 Net investment income (loss)                                      2.07%        2.40%        1.97%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.75%        0.71%        0.70%
 Net investment income (loss)                                      2.07%        2.40%        1.97%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios with no reduction for fees paid indirectly.


8  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   Pioneer
                                                                                    Fund
                                                                                VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $751,043)
  (Cost $233,902,361)                                                           $ 260,852,633
 Cash                                                                                  63,820
 Foreign currencies, at value                                                              --
 Receivables --
  Investment securities sold                                                               --
  Fund shares sold                                                                    150,340
  Dividends, interest and foreign taxes withheld                                      264,315
 Other                                                                                    622
                                                                                -------------
    Total assets                                                                $ 261,331,730
                                                                                -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                               $          --
  Fund shares repurchased                                                              14,838
  Dividends                                                                                --
  Upon return for securities loaned                                                   766,159
  Forward foreign currency portfolio hedge contracts, open -- net                          --
 Due to bank                                                                               --
 Due to affiliates                                                                    184,570
 Accrued expenses                                                                      19,798
 Other                                                                                     --
                                                                                -------------
    Total liabilities                                                           $     985,365
                                                                                -------------
NET ASSETS:
 Paid-in capital                                                                $ 268,906,525
 Accumulated net investment income (loss)                                             (75,908)
 Accumulated undistributed net realized gain (loss)                               (35,434,524)
 Net unrealized gain (loss) on:
  Investments                                                                      26,950,272
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                       --
                                                                                -------------
    Total net assets                                                            $ 260,346,365
                                                                                -------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                    $ 149,564,869
 Shares outstanding                                                                 7,879,911
                                                                                -------------
  Net asset value per share                                                     $       18.98
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                    $ 110,781,496
 Shares outstanding                                                                 5,850,266
                                                                                -------------
  Net asset value per share                                                     $       18.94


  The accompanying notes are an integral part of these financial statements.  9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                Pioneer
                                                                 Fund
                                                             VCT Portfolio

                                                              Six Months
                                                                 Ended
                                                                6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $19,683)         $ 2,102,920
 Interest                                                          57,470
 Income on securities loaned, net                                   7,876
 Other                                                                 --
                                                              -----------
     Total investment income                                  $ 2,168,266

EXPENSES:
 Management fees                                              $   811,005
 Transfer agent fees                                                1,223
 Distribution fees (Class II)                                     123,119
 Administrative fees                                               15,324
 Custodian fees                                                    20,922
 Professional fees                                                 26,346
 Printing                                                           3,962
 Fees and expenses of nonaffiliated trustees                           --
 Miscellaneous                                                      3,740
                                                              -----------
     Total expenses                                           $ 1,005,641
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                           --
                                                              -----------
     Net expenses                                             $ 1,005,641
                                                              -----------
       Net investment income (loss)                           $ 1,162,625
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                 $(1,304,040)
  Futures contracts                                                    --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies               (3,646)
                                                              -----------
                                                              $(1,307,686)
                                                              -----------
 Change in net unrealized gain or loss from:
  Investments                                                 $ 5,111,020
  Futures contracts                                                    --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                   --
                                                              -----------
                                                              $ 5,111,020
                                                              -----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                           $ 3,803,334
                                                              -----------
 Net increase (decrease) in net assets resulting
  from operations                                             $ 4,965,959
                                                              ===========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        Pioneer Fund
                                                       VCT Portfolio

                                               Six Months
                                                  Ended              Year
                                                 6/30/04            Ended
                                               (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                  $   1,162,625      $   2,086,873
Net realized gain (loss) on investments          (1,307,686)        (8,525,302)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                    5,111,020         49,662,141
                                              -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations                 $   4,965,959      $  43,223,712
                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                      $    (793,149)     $  (1,580,150)
 Class II                                          (445,384)          (520,900)
Net realized gain
 Class I                                                 --                 --
 Class II                                                --                 --
Tax return of capital
 Class I                                                 --                 --
 Class II                                                --                 --
                                              -------------      -------------
  Total distributions to shareowners          $  (1,238,533)     $  (2,101,050)
                                              -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares              $  33,243,901      $  58,651,489
Reinvestment of distributions                     1,238,553          2,101,050
Cost of shares repurchased                      (20,190,548)       (37,658,369)
                                              -------------      -------------
 Net increase (decrease) in net assets
  resulting from fund share transactions      $  14,291,886      $  23,940,170
                                              -------------      -------------
 Net increase (decrease) in net assets        $  18,019,312      $  64,216,832
                                              -------------      -------------
NET ASSETS:
Beginning of period                           $ 242,327,053      $ 178,110,221
                                              -------------      -------------
End of period                                 $ 260,346,365      $ 242,327,053
                                              =============      =============
Accumulated/(distributions in excess of)
 net investment income (loss)                 $     (75,908)     $          --
                                              =============      =============


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Fund VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen seperarate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Fund Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004, there were no fair valued securities.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Fund Portfolio had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Fund VCT Portfolio had a capital loss carryforward of $33,944,745, of which the following amounts will expire between 2009 and 2011 if not utilized: $6,699,261 in 2009, $14,227,957 in
   2010 and $13,017,527 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                    (continued)
--------------------------------------------------------------------------------

-------------------------------------------------
                                       Pioneer
                                        Fund
                                    VCT Portfolio
                                        2003
-------------------------------------------------
  Distributions paid from:
  Ordinary Income                    $  2,101,050
  Long- Term capital gain                      --
                                     ------------
                                     $  2,101,050
  Return of Capital                            --
                                     ------------
     Total distributions             $  2,101,050
                                     ------------
  Distributable Earnings
     (Accumulated Losses):
  Undistributed ordinary income      $         --
  Undistributed long-term gain/
     (Capital loss carryforward)      (33,944,745)
  Unrealized appreciation
  (depreciation)                       21,657,159
                                     ------------
     Total                           $(12,287,586)
                                     ============
-------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.65% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $159,258 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $257 in transfer agent fees payable to PIMSS at June 30, 2004.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $25,055 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------
                                                                                 Net
                                           Gross             Gross          Appreciation/
                        Tax Cost       Appreciation       Depreciation      (Depreciation)
------------------------------------------------------------------------------------------
Fund Portfolio       $234,084,454      $39,850,461       $ (13,082,282)      $26,768,179
                     ------------      -----------       -------------       -----------
------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $50,667,140 and $30,168,567, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------------
Fund Portfolio                     '04 Shares     '04 Amount       '03 Shares       '03 Amount
-----------------------------------------------------------------------------------------------

CLASS II:
Shares sold                          184,697      $ 3,484,043         519,126      $  8,479,870
Reinvestment of distributions         42,211          793,149          94,945         1,580,150
Shares repurchased                  (628,636)     (11,825,399)     (1,616,113)      (25,664,887)
                                 --------------------------------------------------------------
 Net increase                       (401,728)     $(7,548,207)     (1,156,042)     $(15,504,867)
                                 ==============================================================
CLASS II:
Shares sold                        1,580,694      $29,759,858       3,031,681      $ 50,171,619
Reinvestment of distributions         23,726          445,384          30,685           520,900
Shares repurchased                  (443,565)      (8,365,149)       (747,392)      (12,093,482)
                                 --------------------------------------------------------------
 Net increase                      1,160,855      $21,840,093       2,314,974      $ 38,599,037
                                 ==============================================================
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

                                                                   16061-00-0804

                                                                  [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST
                        Pioneer Small Cap Value VCT Portfolio -- Class II Shares

                                                               SEMIANNUAL REPORT
                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3
  Schedule of Investments                                                      4
  Financial Statements                                                         8
  Notes to Financial Statements                                               12
  Trustees, Officers and Service Providers                                    18

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                         87.0%
Temporary Cash Investment                                                   6.3%
Depositary Receipts for International Stocks                                4.0%
Closed End Mutual Funds                                                     1.3%
Exchange Traded Fund                                                        0.8%
International Common Stocks                                                 0.6%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 23.7%
Industrials                                                                21.3%
Consumer Discretionary                                                     13.1%
Materials                                                                   8.8%
Information Technology                                                      8.5%
Health Care                                                                 7.9%
Energy                                                                      7.0%
Utilities                                                                   5.2%
Consumer Staples                                                            3.4%
Telecommunication Services                                                  1.1%

Five Largest Holdings
(As a percentage of equity holdings)

  1.  Nu Skin Enterprises, Inc.                                            2.17%
  2.  Massey Energy Co.                                                    1.79
  3.  Pediatrix Medical
      Group, Inc.                                                          1.74
  4.  Insight Enterprises, Inc.                                            1.70
  5.  Wabtec Corp.                                                         1.63

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                              6/30/04       12/31/03
Net Asset Value per Share     $13.45        $12.47

Distributions per Share                     Short-Term        Long-Term
(1/1/04 - 6/30/04)            Dividends     Capital Gains     Capital Gains
                              $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

         Pioneer Small Cap Value VCT Portfolio     Russell 2000 Value Index
         -------------------------------------     ------------------------
11/01                    $10,000                             $10,000
 6/01                    $10,572                             $10,612
 6/02                    $ 8,980                             $ 9,400
 6/03                    $12,132                             $13,727
 6/04                    $13,086                             $14,802

Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

Net Asset Value
Life-of-Class       11.88%
(11/9/01)
1 Year              29.95%

All total returns shown assume reinvestment of distributions at net asset value.

Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

In the following discussion, portfolio manager David Adams and assistant portfolio manager Jack McPherson review their investment strategies and the performance of Pioneer Small Cap Value VCT Portfolio.

Q: How did the Portfolio perform over this period?

A. For the six months ended June 30, 2004, Class II shares of Pioneer Small Cap Value VCT Portfolio returned 7.86% at net asset value. These results were in line with the 7.83% return on the Russell 2000 Value Index, the Portfolio's benchmark, for the same period.

Q: What were conditions like over the first half of the year, and how did you respond?

A. The U.S. economic recovery continued to take hold over the early months of the year. But as global demand drove up prices for key commodities, inflationary pressures led the Federal Reserve Board to raise short-term interest rates at its June meeting. Anticipation of higher rates had been a damper on the markets for several weeks prior to the Fed's move.

   The Portfolio's positive results over the period reflected our commitment to our established discipline. In contrast to last year when speculative issues were market leaders, the kind of companies we invest in - better-quality issues with strong financial characteristics and good earnings prospects - have been in favor for much of 2004.

Q: Which sectors or stocks helped performance the most?

A. Our overweight position in energy-related companies compared to our benchmark was the biggest positive over this period. Massey Energy benefited as global demand pushed up the price of Appalachian coal. The weak U.S. dollar also made domestic coal more competitive in foreign markets. In energy services, Maverick Tube saw orders for its oil well casings increase as drilling activity grew in response to higher energy prices. Unit Corporation benefited from higher prices at its own wells, as well as from increased activity in its equipment leasing business. Stelmar Shipping is experiencing firm pricing for its fleet of double-hulled tankers as existing tanker capacity is unable to meet the demands of an expanding world economy.

Q: Which of your other decisions had a positive impact?

A. In the financial sector, we found good value among commercial banks whose business customers tend to increase borrowings as business conditions improve. Shares of Texas Capital Bancshares and Cardinal Financial both rose; those regional banks are well positioned to capture market share if customers seek local alternatives in the wake of the J.P. Morgan-BankOne merger. Advanta, which supplies credit cards for small businesses, was a strong contributor, and Selective Insurance gained, thanks to favorable claims experience and higher premiums.

   Among industrial firms, we bought Wabtac, a maker of parts for rail cars, at a low point in its business cycle. Shares have moved higher as the expanding economy absorbs excess freight capacity and new cars are being built.

   In health care, Pediatrix Medical Group saw continued good results from its hospital-based neonatology services. Shares of Cross Country Healthcare gained as investors anticipated renewed demand for temporary nursing staff at hospitals seeking to fill vacancies following a period of cutbacks. Software makers Borland and SPSS were sluggish performers. Investors also grew cautious toward Rewards Network as it worked to implement a new business plan. Lower gold prices hurt results at Iamgold, which is also attempting to acquire another firm while being targeted as a merger partner.

Q: What is your outlook for the upcoming months?

A. Most businesses sectors are doing well in the economic recovery, but an apparent slowdown in job creation and a wave of cautious earnings forecasts may hint at a slower pace of expansion. Inflation, higher interest rates and world tensions may also give investors reasons to defer commitments, at least until the presidential election is decided. Against that background, good, attractively valued companies continue to emerge, creating opportunities for our value-oriented investment style.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 86.1%
                  Energy - 6.1%
                  Oil & Gas Drilling - 1.6%
       1,100      Atwood Oceanics, Inc.*                             $    45,925
      19,511      Key Energy Services, Inc.*                             184,184
       6,550      Todco*                                                 101,329
                                                                     -----------
                                                                     $   331,438
                                                                     -----------
                  Oil & Gas Equipment & Services - 1.8%
      10,125      Gulfmark Offshore, Inc.*                           $   159,770
       7,890      Maverick Tube Corp.*                                   207,191
                                                                     -----------
                                                                     $   366,961
                                                                     -----------
                  Oil & Gas Exploration & Production - 2.7%
       4,550      Penn Virginia Corp.                                $   164,301
       9,370      Swift Energy Co.*                                      206,702
       5,994      Unit Corp.*                                            188,511
                                                                     -----------
                                                                     $   559,514
                                                                     -----------
                  Total Energy                                       $ 1,257,913
                                                                     -----------
                  Materials - 7.6%
                  Diversified Metals & Mining - 1.6%
      11,314      Massey Energy Co.                                  $   319,168
                                                                     -----------
                  Gold - 1.5%
       9,150      Glamis Gold, Ltd.*                                 $   160,400
      27,875      IAMGOLD Corp. (a)                                      155,543
                                                                     -----------
                                                                     $   315,943
                                                                     -----------
                  Metal & Glass Containers - 0.7%
       3,962      Jarden Corp.*                                      $   142,592
                                                                     -----------
                  Paper Products - 1.9%
      12,093      Domtar, Inc. (a)                                   $   156,483
       7,550      Flowserve Corp.*                                       188,297
       3,425      Longview Fibre Co.                                      50,450
                                                                     -----------
                                                                     $   395,230
                                                                     -----------
                  Specialty Chemicals - 0.4%
       2,900      Great Lakes Chemical Corp.                         $    78,474
                                                                     -----------
                  Steel - 1.5%
       2,675      Carpenter Technology                               $    91,084
      21,693      Graftech International, Ltd.*                          226,909
                                                                     -----------
                                                                     $   317,993
                                                                     -----------
                  Total Materials                                    $ 1,569,400
                                                                     -----------
                  Capital Goods - 7.7%
                  Aerospace & Defense - 0.3%
       3,450      Intrado, Inc.*                                     $    55,511
                                                                     -----------
                  Construction, Farm Machinery &
                  Heavy Trucks - 1.4%
      16,150      Wabtec Corp.                                       $   291,346
                                                                     -----------

      Shares                                                               Value
                  Construction & Engineering - 0.8%
       3,795      Granite Construction, Inc.                         $    69,183
       5,800      Insituform Technologies, Inc.*                          94,366
                                                                     -----------
                                                                     $   163,549
                                                                     -----------
                  Electrical Components & Equipment - 0.9%
      16,004      Power-One, Inc.*                                   $   175,724
                                                                     -----------
                  Industrial Conglomerates - 1.3%
      14,760      Cornell Companies, Inc.*                           $   200,736
       6,021      NN, Inc.                                                76,527
                                                                     -----------
                                                                     $   277,263
                                                                     -----------
                  Industrial Machinery - 2.2%
       8,062      Joy Global, Inc.                                   $   241,376
       2,350      Kaydon Corp.                                            72,686
       1,469      Nacco Industries, Inc.                                 139,555
                                                                     -----------
                                                                     $   453,617
                                                                     -----------
                  Trading Companies & Distributors - 0.8%
       5,803      Applied Industrial Technologies, Inc.              $   174,786
                                                                     -----------
                  Total Capital Goods                                $ 1,591,796
                                                                     -----------
                  Commercial Services & Supplies - 7.1%
                  Data Processing Services - 0.5%
       7,725      Gartner Group, Inc.*                               $   102,125
                                                                     -----------
                  Commercial Printing - 0.8%
       3,793      John H. Harland Co.                                $   111,325
       1,600      Valassis Communications, Inc.*                          48,752
                                                                     -----------
                                                                     $   160,077
                                                                     -----------
                  Diversified Commercial Services - 4.9%
       2,600      Arbitron, Inc.*                                    $    94,952
      13,700      Central Parking Corp.                                  256,053
       4,378      Chemed Corp.                                           212,333
       2,570      FTI Consulting, Inc.*                                   42,405
      10,685      Profit Recovery Group International*                    58,447
      20,105      Rent-Way, Inc.*                                        180,945
       6,025      Watson Wyatt & Co. Holdings                            160,566
                                                                     -----------
                                                                     $ 1,005,701
                                                                     -----------
                  Employment Services - 0.9%
       6,095      Korn/Ferry International*                          $   118,060
      11,575      On Assignment, Inc.*                                    68,293
                                                                     -----------
                                                                     $   186,353
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $ 1,454,256
                                                                     -----------
                  Transportation - 3.7%
                  Marine - 0.8%
       5,277      Stelmar Shipping Ltd.                              $   174,933
                                                                     -----------
                  Railroads - 1.2%
       9,543      Genesee & Wyoming, Inc.*                           $   226,169
                                                                     -----------


4  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Trucking - 1.7%
      12,950      Central Freight Lines, Inc.*                       $   103,600
       2,968      Dollar Thrifty Automotive Group*                        81,442
       4,375      Forward Air Corp.*                                     163,620
                                                                     -----------
                                                                     $   348,662
                                                                     -----------
                  Total Transportation                               $   749,764
                                                                     -----------
                  Automobiles & Components - 0.7%
                  Auto Parts & Equipment - 0.7%
       7,995      Federal Signal Corp.                               $   148,787
                                                                     -----------
                  Total Automobiles & Components                     $   148,787
                                                                     -----------
                  Consumer Durables & Apparel - 2.0%
                  Apparel, Accessories & Luxury Goods - 1.3%
      14,593      Charming Shoppes, Inc.*                            $   130,315
       2,950      Kellwood Co.                                           128,473
                                                                     -----------
                                                                     $   258,788
                                                                     -----------
                  Footwear - 0.7%
       6,641      Maxwell Shoe Co., Inc.*                            $   154,337
                                                                     -----------
                  Total Consumer Durables & Apparel                  $   413,125
                                                                     -----------
                  Hotels, Restaurants & Leisure - 0.6%
                  Restaurants - 0.6%
       7,169      O'Charley's, Inc.*                                 $   123,235
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $   123,235
                                                                     -----------
                  Media - 2.0%
                  Advertising - 1.6%
       4,841      EMAK Worldwide, Inc.*                              $    60,270
       6,344      R.H. Donnelley Corp.+*                                 277,487
                                                                     -----------
                                                                     $   337,757
                                                                     -----------
                  Publishing - 0.4%
       5,465      Advanced Marketing Services, Inc.                  $    70,553
                                                                     -----------
                  Total Media                                        $   408,310
                                                                     -----------
                  Retailing - 6.1%
                  Apparel Retail - 0.7%
       3,695      Stage Stores, Inc.*                                $   139,154
                                                                     -----------
                  Catalog Retail - 1.5%
      17,075      Insight Enterprises, Inc.*                         $   303,252
                                                                     -----------
                  General Merchandise Stores - 0.3%
       1,615      Blyth Industries, Inc.                             $    55,701
                                                                     -----------
                  Specialty Stores - 3.6%
       5,275      Claire's Stores, Inc.                              $   114,468
       5,502      Guitar Center, Inc.*                                   244,674
      16,057      Hancock Fabrics, Inc.                                  204,727
       4,923      School Specialty, Inc.*                                178,754
                                                                     -----------
                                                                     $   742,623
                                                                     -----------
                  Total Retailing                                    $ 1,240,730
                                                                     -----------

      Shares                                                               Value
                  Food & Drug Retailing - 1.1%
                  Food Retail - 1.1%
       6,183      Fresh Del Monte Produce, Inc. (a)                  $   156,244
       4,875      Wild Oats Markets, Inc.*                                68,591
                                                                     -----------
                                                                     $   224,835
                                                                     -----------
                  Total Food & Drug Retailing                        $   224,835
                                                                     -----------
                  Household & Personal Products - 1.9%
                  Household Products - 1.9%
      15,304      Nu Skin Enterprises, Inc.                          $   387,497
                                                                     -----------
                  Total Household & Personal
                  Products                                           $   387,497
                                                                     -----------
                  Health Care Equipment & Services - 6.3%
                  Health Care Distributors - 2.3%
       3,235      Amerigroup Corp.*                                  $   159,162
       5,525      Chattem, Inc.*                                         159,507
       8,375      Cross Country Healthcares, Inc.* (a)                   152,003
                                                                     -----------
                                                                     $   470,672
                                                                     -----------
                  Health Care Equipment - 0.1%
         600      Analogic Corp.                                     $    25,458
                                                                     -----------
                  Health Care Facilities - 0.7%
       1,675      Sunrise Senior Living, Inc. (a)*                   $    65,560
       2,133      Triad Hospitals, Inc.*                                  79,412
                                                                     -----------
                                                                     $   144,972
                                                                     -----------
                  Health Care Services - 1.9%
       4,452      Pediatrix Medical Group, Inc.+*                    $   310,972
       4,550      Providence Service Corp.*                               85,495
                                                                     -----------
                                                                     $   396,467
                                                                     -----------
                  Managed Health Care - 1.3%
       6,830      PacifiCare Health Systems*                         $   264,048
                                                                     -----------
                  Total Health Care Equipment &
                  Services                                           $ 1,301,617
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 0.5%
                  Biotechnology - 0.5%
      14,105      Kendle International, Inc.*                        $   109,314
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $   109,314
                                                                     -----------
                  Banks - 6.6%
                  Diversified Banks - 3.0%
       9,655      BankAtlantic Bancorp, Inc.                         $   178,135
       3,231      Banner Corp.                                            93,893
          55      International Bancshares Corp.*                          2,230
       6,600      Provident Financial Services, Inc.                     115,830
      13,875      Texas Capital Bancshares, Inc.*                        230,325
                                                                     -----------
                                                                     $   620,413
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.  5

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                          (continued)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  Regional Banks - 3.2%
       5,000      Alliance Bankshares Corp.*                         $    75,250
      19,325      Cardinal Financial Corp.*                              174,891
       2,400      City National Corp.                                    157,680
         930      Irwin Financial Corp.                                   24,552
      11,275      Sterling Bancshares, Inc.                              159,992
       1,280      Whitney Holding Corp.                                   57,178
                                                                     -----------
                                                                     $   649,543
                                                                     -----------
                  Thrifts & Mortgage Finance - 0.4%
       7,075      First Niagara Financial Group, Inc.                $    84,900
                                                                     -----------
                  Total Banks                                        $ 1,354,856
                                                                     -----------
                  Diversified Financials - 5.9%
                  Consumer Finance - 2.8%
       6,025      Advanta Corp.                                      $   132,128
       5,778      Advanta Corp. (Class B)                                132,432
      20,406      Medallion Financial Corp.                              162,228
      15,100      Rewards Network, Inc. (a)*                             135,900
                                                                     -----------
                                                                     $   562,688
                                                                     -----------
                  Investment Banking & Brokerage - 2.4%
       4,150      A.G. Edwards, Inc.                                 $   141,225
      17,975      Apollo Investment Corp.*                               247,516
       2,300      Piper Jaffray Co.*                                     104,029
                                                                     -----------
                                                                     $   492,770
                                                                     -----------
                  Specialized Finance - 0.7%
       4,068      Financial Federal Corp. (a)*                       $   143,438
                                                                     -----------
                  Total Diversified Financials                       $ 1,198,896
                                                                     -----------
                  Insurance - 3.5%
                  Life & Health Insurance - 0.4%
       3,231      FBL Financial Group, Inc.                          $    91,308
                                                                     -----------
                  Property & Casualty Insurance - 2.5%
       3,175      American Safety Insurance Group, Ltd.*             $    47,657
       5,251      IPC Holdings, Ltd.                                     193,919
      11,400      Quanta Capital Holdings (144A)*                        122,436
       2,375      RLI Corp.                                               86,688
       1,525      Selective Insurance Group, Inc. (a)                     60,817
                                                                     -----------
                                                                     $   511,517
                                                                     -----------
                  Reinsurance - 0.6%
       4,775      Odyssey Re Holdings Corp. (a)                      $   114,600
                                                                     -----------
                  Total Insurance                                    $   717,425
                                                                     -----------
                  Real Estate - 3.9%
                  Real Estate Management & Development - 0.8%
       2,875      Corrections Corp. of America*                      $   113,534
       1,951      Levitt Corp.*                                           50,258
                                                                     -----------
                                                                     $   163,792
                                                                     -----------

      Shares                                                               Value
                  Real Estate Investment Trusts - 3.1%
       3,610      Bedford Property Investors, Inc.                   $   105,556
       1,528      Entertainment Properties Trust                          54,611
       3,850      Reckson Associates Realty Corp.                        105,721
       8,215      Trizec Properties, Inc.                                133,576
       3,396      Universal Health Realty, Inc.                           97,465
       6,237      Ventas, Inc.                                           145,634
                                                                     -----------
                                                                     $   642,563
                                                                     -----------
                  Total Real Estate                                  $   806,355
                                                                     -----------
                  Software & Services - 3.6%
                  Application Software - 0.8%
       8,779      SPSS, Inc.*                                        $   157,759
                                                                     -----------
                  Data Processing & Outsourced Services - 0.9%
       5,078      Lightbridge, Inc.*                                 $    28,437
      11,967      Pegusus Systems, Inc.*                                 157,127
                                                                     -----------
                                                                     $   185,564
                                                                     -----------
                  Internet Software & Services - 0.8%
       5,875      Internet Security Systems, Inc.*                   $    90,123
       6,800      PEC Solutions, Inc.*                                    81,124
                                                                     -----------
                                                                     $   171,247
                                                                     -----------
                  Systems Software - 1.1%
      18,375      Borland Software Corp.*                            $   156,004
       5,275      Netiq Corp.*                                            69,630
                                                                     -----------
                                                                     $   225,634
                                                                     -----------
                  Total Software & Services                          $   740,204
                                                                     -----------
                  Technology Hardware & Equipment - 2.8%
                  Communications Equipment - 1.0%
      31,500      Remec, Inc.*                                       $   199,080
                                                                     -----------
                  Computer Storage & Peripherals - 0.8%
       2,575      Applied Films Corp.*                               $    74,727
       3,400      Electronics For Imaging, Inc.*                          96,084
                                                                     -----------
                                                                     $   170,811
                                                                     -----------
                  Electronic Equipment & Instruments - 0.6%
       8,800      Planar Systems, Inc.*                              $   117,832
                                                                     -----------
                  Technology Distributors - 0.4%
       2,300      Tech Data Corp.*                                   $    89,999
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $   577,722
                                                                     -----------
                  Semiconductors - 1.0%
                  Semiconductor Equipment - 0.7%
       2,768      Advanced Energy Industries, Inc.*                  $    43,513
       2,187      Brooks Automation, Inc.*                                44,068
       2,745      Photronics, Inc.*                                       51,990
                                                                     -----------
                                                                     $   139,571
                                                                     -----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Semiconductors - 0.3%
       5,670      HI/FN, Inc. (a)*                                   $    67,757
                                                                     -----------
                  Total Semiconductors                               $   207,328
                                                                     -----------
                  Telecommunication Services - 0.9%
                  Wireless Telecommunication Services - 0.9%
      18,803      Boston Communications Group, Inc.*                 $   192,731
                                                                     -----------
                  Total Telecommunication Services                   $   192,731
                                                                     -----------
                  Utilities - 4.5%
                  Gas Utilities - 3.7%
       4,175      AGL Resources, Inc.                                $   121,284
      11,800      NUI Corp. (a)                                          172,280
       4,680      People's Energy Corp.                                  197,262
       9,549      Southwestern Energy Co.*                               273,770
                                                                     -----------
                                                                     $   764,596
                                                                     -----------
                  Multi-Utilities & Unregulated Power - 0.4%
       1,750      Energen Corp.                                      $    83,983
                                                                     -----------
                  Utilities - 0.4%
       2,325      UGI Corp.                                          $    74,633
                                                                     -----------
                  Total Utilities                                    $   923,212
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $14,675,424)                                 $17,699,308
                                                                     -----------
                  EXCHANGE TRADED FUND - 0.7%
         875      Russell 2000 Exchange Traded Fund                  $   150,763
                                                                     -----------
                  TOTAL EXCHANGE TRADED FUND
                  (Cost $113,541)                                    $   150,763
                                                                     -----------

      Shares                                                               Value
                  TEMPORARY CASH INVESTMENT - 5.9%
                  Security Lending Collateral - 5.9%
   1,202,726      Securities Lending Investment Fund,
                  1.29%                                              $ 1,202,726
                                                                     -----------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $1,202,726)                                  $ 1,202,726
                                                                     -----------
                  TOTAL INVESTMENT IN SECURITIES - 92.7%
                  (Cost $15,991,691) (a)                             $19,052,797
                                                                     -----------
                  OTHER ASSETS AND
                  LIABILITIES - 7.3%                                 $ 1,504,180
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $20,556,977
                                                                     ===========

*    Non-income producing security.
+ At May 31, 2004, the following securities have pledged to cover margin requirements for open futures contracts:

Shares      Description                                             Market Value
  2,385     Pediatrix Medical Group, Inc.*                              $166,592
    400     R.H. Donnelley Corp.*                                         17,496

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2004, the value of these securities amounted to $122,436 or 0.6% of net assets.
(a)  At June 30, 2004, the following securities were out on loan:

 Shares      Description                                            Market Value
  3,735      Cross Country Healthcares, Inc.*                        $   68,238
 10,960      Domtar, Inc.                                               141,713
  2,915      Financial Federal Corp.*                                   102,258
  5,565      Fresh Del Monte Produce, Inc.                              139,292
  4,720      HI/FN, Inc.*                                                56,262
 26,481      IAMGOLD Corp.                                              141,938
 11,540      NUI Corp.                                                  163,176
  3,860      Odyssey Re Holdings Corp.                                   92,640
 12,635      Rewards Network, Inc.*                                     116,874
  1,425      Selective Insurance Group, Inc.                             55,889
  1,496      Sunrise Senior Living, Inc.*                                58,254
                                                                     ----------
             Total                                                   $1,136,534
                                                                     ==========


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                     Six Months
                                                                                                        Ended            5/1/03
                                                                                                       6/30/04             to
Class II (a)                                                                                         (unaudited)        12/31/03
Net asset value, beginning of period                                                                   $12.47            $ 9.11
                                                                                                       ------            ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                                          $(0.03)           $(0.00)
 Net realized and unrealized gain on investments and foreign currency transactions                       1.01              3.37
                                                                                                       ------            ------
  Net increase from investment operations                                                              $ 0.98            $ 3.36
Distributions to shareowners:
 Net investment income                                                                                     --                --
 Net realized gain                                                                                         --                --
                                                                                                       ------            ------
 Net increase in net asset value                                                                       $ 0.98            $ 3.36
                                                                                                       ------            ------
 Net asset value, end of period                                                                        $13.45            $12.47
                                                                                                       ======            ======
Total return*                                                                                            7.86%            36.88%
Ratio of net expenses to average net assets+                                                             1.58%**           1.58%**
Ratio of net investment income to average net assets+                                                   (0.62)%**         (0.15)%**
Portfolio turnover rate                                                                                    43%**             74%
Net assets, end of period (in thousands)                                                               $6,014            $2,760
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                            1.64%**           2.65%**
 Net investment income (loss)                                                                           (0.68)%**         (1.22)%**
Ratios with waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                                            1.58%**           1.58%**
 Net investment income (loss)                                                                           (0.62)%**         (0.15)%**

(a) Class II shares were first publicly offered May 1, 2003.
  * Assumes initial investment at net asset value at the beginning of each period,reinvestment of all distriibutions and the complete redemption of the investment at the net asset value at the end of each period.
 ** Annualized
  + Ratios with no reduction for fees paid indirectly


8  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         Pioneer
                                                                                        Small Cap
                                                                                          Value
                                                                                      VCT Portfolio
ASSETS:
 Investment in securities, at value (including securities loaned of $1,136,534)
  (Cost $15,991,691)                                                                   $19,052,797
 Cash                                                                                    2,718,102
 Foreign currencies, at value                                                                   --
 Receivables --
  Investment securities sold                                                                23,852
  Fund shares sold                                                                          21,160
  Variation margin                                                                           7,700
  Dividends, interest and foreign taxes withheld                                            15,498
  Forward foreign currency settlement contracts, net                                            --
  Due from Pioneer Investment Management, Inc.                                                  --
 Other                                                                                         584
                                                                                       -----------
    Total assets                                                                       $21,839,693
                                                                                       -----------
LIABILITIES:
 Payables --
  Investment securities purchased                                                      $    10,897
  Fund shares repurchased                                                                   20,907
  Dividends                                                                                     --
  Upon return of securities loaned                                                       1,202,726
  Forward foreign currency settlement contracts, net                                            --
 Reserve for repatriation taxes                                                                 --
 Due to bank                                                                                    --
 Due to affiliates                                                                           6,556
 Accrued expenses                                                                           41,630
                                                                                       -----------
    Total liabilities                                                                  $ 1,282,716
                                                                                       -----------
NET ASSETS:
 Paid-in capital                                                                       $17,643,559
 Accumulated net investment income (loss)                                                  (32,380)
 Accumulated undistributed net realized gain (loss)                                       (170,680)
 Net unrealized gain (loss) on:
  Investments                                                                            3,061,106
  Futures contracts                                                                         55,372
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                                            --
                                                                                       -----------
    Total net assets                                                                   $20,556,977
                                                                                       -----------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                                           $14,543,028
 Shares outstanding                                                                      1,077,380
                                                                                       -----------
  Net asset value per share                                                            $     13.50
 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                                           $ 6,013,949
 Shares outstanding                                                                        447,131
                                                                                       -----------
  Net asset value per share                                                            $     13.45


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                        Pioneer
                                                                    Small Cap Value
                                                                     VCT Portfolio

                                                                      Six Months
                                                                         Ended
                                                                        6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $61)                     $   74,837
 Interest                                                                  4,917
 Income on securities loaned, net                                          1,081
 Other                                                                        --
                                                                      ----------
  Total investment income                                             $   80,835
                                                                      ----------
EXPENSES:
 Management fees                                                      $   65,883
 Transfer agent fees                                                      (1,877)
 Distribution fees (Class II)                                              5,351
 Administrative fees                                                       9,250
 Custodian fees                                                           18,376
 Professional fees                                                        22,386
 Printing                                                                  2,274
 Fees and expenses of nonaffiliated trustees                                  --
 Miscellaneous                                                             1,004
                                                                      ----------
  Total expenses                                                      $  122,647
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                 (5,786)
                                                                      ----------
  Net expenses                                                        $  116,879
                                                                      ----------
    Net investment income (loss)                                      $  (36,044)
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                         $  839,832
  Futures contracts                                                       26,278
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                      ----------
                                                                      $  866,110
                                                                      ----------
 Change in net unrealized gain or loss from:
  Investments                                                         $  481,469
  Futures contracts                                                       32,938
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                      ----------
                                                                      $  514,407
                                                                      ----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                   $1,380,517
                                                                      ==========
 Net increase (decrease) in net assets resulting
  from operations                                                     $1,344,473
                                                                      ==========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  Pioneer Small Cap Value
                                                       VCT Portfolio

                                                Six Months
                                                  Ended             Year
                                                 6/30/04           Ended
                                               (unaudited)        12/31/03
FROM OPERATIONS:
Net investment income (loss)                   $   (36,044)     $      2,125
Net realized gain (loss) on investments            866,110          (334,168)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                     514,407         3,353,942
                                               -----------      ------------
  Net increase (decrease) in net assets
    resulting from operations                  $ 1,344,473      $  3,021,899
                                               -----------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                       $        --      $         --
 Class II                                               --                --
Net realized gain
 Class I                                                --                --
 Class II                                               --                --
Tax return of capital
 Class I                                                --                --
 Class II                                               --                --
                                               -----------      ------------
  Total distributions to shareowners           $        --      $         --
                                               -----------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares               $ 6,450,844      $ 15,752,093
Reinvestment of distributions                           --                --
Cost of shares repurchased                      (2,046,639)      (10,568,904)
                                               -----------      ------------
 Net increase (decrease) in net assets
  resulting from fund share transactions       $ 4,404,205      $  5,183,189
                                               -----------      ------------
 Net increase (decrease) in net assets         $ 5,748,678      $  8,205,088
                                               -----------      ------------
NET ASSETS:
Beginning of period                            $14,808,299      $  6,603,211
                                               -----------      ------------
End of period                                  $20,556,977      $ 14,808,299
                                               ===========      ============
Accumulated/(distributions in excess of)
 net investment income (loss)                  $   (32,380)     $      3,664
                                               ===========      ============


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Small Cap Value VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

The Portfolio commenced operations on May 1, 2003. Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Small Cap Value Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004 there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Small Company Portfolio had the following open contracts:

----------------------------------------------------------------------------------------------------------------
                                                   Number of
                                                   Contracts        Settlement          Market       Unrealized
                                    Type         Long/(Short)          Month            Value        Gain/(Loss)
----------------------------------------------------------------------------------------------------------------
 Small Cap Value Portfolio     Russell 2000           4           September 2004     $1,184,700      $55,372
----------------------------------------------------------------------------------------------------------------

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Small Cap Value VCT Portfolio had a capital loss carryforward of $513,628, of which the following amounts will expire between 2010 and 2011 if not utilized: $508,141 in 2010 and $5,487 in 2011.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Pioneer
                                                                 Small Cap Value
                                                                  VCT Portfolio
                                                                      2003
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                                                    $       --
Long-Term capital gain                                                     --
                                                                   ----------
                                                                           --
Return of Capital                                                          --
                                                                   ----------
  Total distributions                                              $       --
                                                                   ==========
Distributable Earnings
  (Accumulated Losses):
Undistributed ordinary income                                      $    3,397
Undistributed long-term gain/
  (Capital loss carryforward)                                        (513,628)
Unrealized appreciation (depreciation)                              2,079,176
                                                                   ----------
  Total                                                            $1,568,945
                                                                   ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.75% of the Portfolio's average daily net assets. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $5,022 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $255 in transfer agent fees payable to PIMSS at June 30, 2004

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,279 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

-------------------------------------------------------------------------------------------------
                                                                                        Net
                                                     Gross           Gross         Appreciation/
                                  Tax Cost       Appreciation     Depreciation     (Depreciation)
-------------------------------------------------------------------------------------------------
Small Cap Value Portfolio       $16,492,152       $2,915,941        $(355,296)      $2,560,645
                                -----------       ----------        ---------       ----------
-------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $7,241,266 and $3,313,196, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

-----------------------------------------------------------------------------------------------------
Small Cap Value Portfolio           '04 Shares       '04 Amount        '03 Shares       '03 Amount
-----------------------------------------------------------------------------------------------------
CLASS II:
Shares sold                          239,892       $ 3,132,677         1,276,588       $ 13,058,675
Reinvestment of distributions             --                --                --                 --
Shares repurchased                  (126,447)       (1,650,422)       (1,028,432)       (10,409,382)
                              -----------------------------------------------------------------------
 Net increase                        113,445       $ 1,482,255           248,156       $  2,649,293
                              =======================================================================
CLASS II:
Shares sold                          255,800       $ 3,318,167           235,328       $  2,693,418
Reinvestment of distributions             --                --                --                 --
Shares repurchased                   (29,908)         (396,217)          (14,089)          (159,522)
                              -----------------------------------------------------------------------
 Net increase                        255,892       $ 2,921,950           221,239       $  2,533,896
                              =======================================================================
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16067-00-0804
                                                                 [LOGO] PIONEER
                                                                  Investments(R)




                                                PIONEER VARIABLE CONTRACTS TRUST

                          Pioneer Growth Shares VCT Portfolio -- Class II Shares




                                                               SEMIANNUAL REPORT

                                                                   June 30, 2004

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                            2
  Portfolio Management Discussion                                             3
  Schedule of Investments                                                     4
  Financial Statements                                                        7
  Notes to Financial Statements                                              11

Pioneer Growth Shares VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 6/30/04


Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

U.S. Common Stocks                              91.8%
Depositary Receipts for International Stocks     8.2%


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Sector Distribution
(As a percentage of equity holdings)

Information Technology                          30.2%
Health Care                                     22.9%
Consumer Discretionary                          14.5%
Industrials                                     10.1%
Financials                                       8.6%
Consumer Staples                                 7.6%
Materials                                        3.5%
Telecommunication Services                       1.6%
Energy                                           1.0%

Five Largest Holdings
(As a percentage of equity holdings)

  1.       Microsoft Corp.                                  5.50%
  2.       Intel Corp.                                      4.41
  3.       Sandisk Corp.                                    3.05
  4.       Bristol-Myers Squibb Co.                         3.02
  5.       Samsung Electronics Co., Ltd.                    2.84

Holdings will vary for other periods. This list excludes temporary cash and derivative investments.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/04
--------------------------------------------------------------------------------

Prices and Distributions

                                         6/30/04           12/31/03
Net Asset Value per Share                $11.96            $12.10

Distributions per Share                  Short-Term        Long-Term
(1/1/04 - 6/30/04)         Dividends     Capital Gains     Capital Gains
                           $  -          $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Shares VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.


[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

  Date           Pioneer Growth Shares        Russell 1000
                 VCT Portfolio*               Index

10/31/1997              $10,000                 $10,000
                        $10,222                 $10,646
12/31/1998              $13,521                 $13,522
                        $14,539                 $16,351
12/31/2000              $13,539                 $15,079
                        $10,934                 $13,202
12/31/2002               $7,099                 $10,343
                         $8,855                 $13,436
6/30/2004                $8,753                 $13,883

The Russell 1000 Growth Index contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of June 30, 2004)

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Life-of-Class                                                             -1.98%
(10/31/97)
5 Years                                                                  -10.08%
1 Year                                                                     9.42%

All total returns shown assume reinvestment of distributions at net asset value.


Performance data shown represents past performance. Past performance does not guarantee future results. Assumes reinvestment of all distributions at net asset value. Investment return and principal value fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For performance data that is current to the most recent month-end, please call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/04
--------------------------------------------------------------------------------

The U.S. economy continued to grow during the first half of 2004, but the general investment environment for equities began turning slightly negative as rising corporate profit trends began to weaken, consumer spending was not as strong as expected, and markets began anticipating a tighter monetary policy from the Federal Reserve. In the following interview, Christopher Galizio discusses the factors that affected the performance of Pioneer Growth Shares VCT Portfolio during the six-month period ended June 30, 2004. Mr. Galizio is a member of the Portfolio's management team.

Q: How did the Portfolio perform during the first half of 2004?

A: For the six-month period ended June 30, 2004, the Growth Shares Portfolio
   Class II had a total return of -1.16% at net asset value. For the same period, the Russell 1000 Growth Index returned 2.74%. We believe the Portfolio's underperformance was due to the overweight position in technology, particularly semi-conductor companies, early in the period.

Q: What was the general investment environment like during the period?

A: The overall market sentiment appeared to be turning negative late in the six-month period.

   The stock market surge that that had begun in March 2003 appeared to lose some energy. Several major corporations, including the retail and semi-conductor industries, began to report earnings disappointments, and we saw some weakening in profit trends, notably in the consumer and technology sectors. Consumer spending trends, in particular, appeared weak as over-extended consumers finally began to retrench from their high-spending patterns. As stock market investors anticipated the June 30 announcement by the Federal Reserve Board that it would begin to tighten monetary policy by raising short-term interest rates, the share prices of some consumer-oriented financial institutions began to fade. Industrial stocks, however, tended to outperform the overall market.

Q: What were your principal strategies during the period?

A: We restructured the Portfolio during the period, focusing on large-cap companies that we believed offered long-term value, above-average revenue growth, strong returns on capital and reasonable valuations in relation to their earnings potential. This strategy led to a reduced emphasis on the semi-conductor industry and increased weightings in the software, consumer discretionary and financial services areas.

   We reduced our semi-conductor holdings, eliminating positions in Applied Materials, Cypress Semiconductor, Texas Instruments and Maxim Technology. We did add Taiwan Semiconductor, a major manufacturer with an attractive stock valuation. Overall, however, semiconductor stocks went from an overweight to an underweight position relative to the benchmark S&P 500. The reduced weightings in technology tended to support performance.

   Conversely, we increased the Portfolio's emphasis on software companies, adding companies such as Macrovision, which has developed a technology to protect DVDs, CDs and other disc-based products from piracy, as well as Take-Two Interactive, the developer of video games, including Grand Theft Auto - the most successful game in history, with a new version soon to be introduced. We also added Fair Isaac, which has developed software to help credit card companies analyze the credit-worthiness of applicants. Fair Isaac tended to detract from performance late in the six-month period as it reported disappointing earnings, but we continued to hold it because of its attractive valuation.

   We moved from an underweight to an overweight in the consumer discretionary sector, taking advantage of attractive valuations of Disney, whose media and theme park properties have improved earnings outlooks, and Viacom, the owner of the CBS and MTV television networks among other properties. Among retailers, we sold our Wal-Mart position before the stock fell hard, investing in Target, Kohl's and Ross Stores.

   In addition, we increased the emphasis on financial services stocks, focusing on insurance companies with excellent valuations that were not as vulnerable to interest-rate increases as banks and other lenders. We continued to de-emphasize consumer staples, although we added Altria (the former Philip Morris), which offered a high dividend yield and an attractive stock price that we believed was the result of overly pessimistic market evaluations of the company's tobacco liability.

   In addition, we invested in First Data, the leader in processing of credit card transactions and owner of the Western Union system, and Accenture, an information technology services consulting firm.

Q: What were some of the investments that influenced performance?

A: Among newer holdings, Macrovision rose significantly during the period as its revenue grew faster than had been expected. Sepracor, a pharmaceutical company and a new holding, also advanced on positive news of a drug under development. Zimmer Holdings, a world leader in orthopedic products, including hip and knee replacements, was another health care position that did very well. The timely sale of Wal-Mart also supported performance.

   The overweight position in the semiconductor industry early during the six-month period held back performance, as valuations in that group fell hard. Corinthian Colleges, operator of adult vocational educational colleges and programs, was another detractor, as the SEC began an investigation of its financial records. However, we took advantage of the price decline to add to the position in Corinthian because of its goods long-term fundamentals.

   Lexar and Sandisk, two manufacturers of flash memories for cameras and cell phones, also fell on disappointing sales.

   Freeport-McMoRan, a leader in the copper mining industry and a strong support for performance in 2003, also declined both because of problems at one of its mines and because of fears of an economic slowdown in China, an important importer of copper. We increased our investment in the company because of its attractive price. We also believed it experienced some short-term production problems that would be resolved.

Q: What is your investment outlook?

A: We are cautions about the near-term opportunities in the domestic stock market, as stock valuations appear relatively expensive and the Federal Reserve Board has moved to a less accommodating monetary policy. The home refinancing boom of the past two years may hurt the future earnings of banks, while the technology industry faces a number of challenges, from pricing pressure on its products to calls to change the way many companies have treated stock options in their accounting. Health care stocks, however, appear to be more reasonably valued.

   Given this outlook, we are paying very strict attention to our analysis and selection of individual companies. We also have somewhat reduced our exposure to the domestic stock market with investments in Europe and the emerging markets. We have, for example, increased our position in Vodafone, the world's largest wireless communications service company, and we have added small holdings from Korea, Taiwan and Israel.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 99.6%
                  Energy - 1.0%
                  Integrated Oil & Gas - 1.0%
       2,500      ConocoPhillips                                     $   190,725
       4,200      Occidental Petroleum Corp.                             203,322
                                                                     -----------
                                                                     $   394,047
                                                                     -----------
                  Total Energy                                       $   394,047
                                                                     -----------
                  Materials - 3.5%
                  Diversified Metals & Mining - 3.5%
      19,700      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                          $   653,055
       8,900      Phelps Dodge Corp.*                                    689,839
                                                                     -----------
                                                                     $ 1,342,894
                                                                     -----------
                  Total Materials                                    $ 1,342,894
                                                                     -----------
                  Capital Goods - 6.9%
                  Aerospace & Defense - 1.1%
       6,200      L-3 Communications Holdings, Inc.                  $   414,160
                                                                     -----------
                  Electrical Component & Equipment - 1.3%
      15,200      General Electric Co.                               $   492,480
                                                                     -----------
                  Industrial Conglom - 4.5%
      16,900      American Standard Companies, Inc.*                 $   681,239
      21,400      Tyco International Ltd.                                709,196
       4,000      United Technologies Corp.                              365,920
                                                                     -----------
                                                                     $ 1,756,355
                                                                     -----------
                  Total Capital Goods                                $ 2,662,995
                                                                     -----------
                  Commercial Services & Supplies - 2.0%
                  Employment Services - 2.0%
      31,300      Corinthian Colleges, Inc.*                         $   774,362
                                                                     -----------
                  Total Commercial Services &
                  Supplies                                           $   774,362
                                                                     -----------
                  Transportation - 1.2%
                  Trucking - 1.2%
       5,900      United Parcel Service                              $   443,503
                                                                     -----------
                  Total Transportation                               $   443,503
                                                                     -----------
                  Hotels, Restaurants & Leisure - 3.0%
                  Casinos & Gaming - 1.3%
      13,400      International Game Technology                      $   517,240
                                                                     -----------
                  Hotels, Resorts & Cruise Lines - 0.8%
       6,400      Carnival Corp.                                     $   300,800
                                                                     -----------
                  Restaurants - 0.9%
       9,100      Tricon Global Restaurants, Inc.*                   $   338,702
                                                                     -----------
                  Total Hotels, Restaurants & Leisure                $ 1,156,742
                                                                     -----------

      Shares                                                               Value
                  Media - 3.3%
                  Broadcasting & Cable TV - 0.9%
       9,300      Clear Channel Communications, Inc.                 $   343,635
                                                                     -----------
                  Movies & Entertainment - 2.4%
      21,300      The Walt Disney Co.                                $   542,937
      10,400      Viacom, Inc. (Class B)                                 371,488
                                                                     -----------
                                                                     $   914,425
                                                                     -----------
                  Total Media                                        $ 1,258,060
                                                                     -----------
                  Retailing - 8.2%
                  Apparel Retail - 2.3%
       5,400      Liz Claiborne, Inc.                                $   194,292
       3,900      Nike, Inc.                                             295,425
      15,200      Ross Stores, Inc.                                      406,752
                                                                     -----------
                                                                     $   896,469
                                                                     -----------
                  Department Stores - 2.1%
       7,500      J.C. Penney Co., Inc.                              $   283,200
      12,300      Kohl's Corp.*                                          520,044
                                                                     -----------
                                                                     $   803,244
                                                                     -----------
                  General Merchandise Stores - 2.4%
       9,900      Family Dollar Stores, Inc.                         $   301,158
      14,700      Target Corp.                                           624,309
                                                                     -----------
                                                                     $   925,467
                                                                     -----------
                  Home Improvement Retail - 1.4%
      10,000      Lowe's Companies, Inc.                             $   525,500
                                                                     -----------
                  Total Retailing                                    $ 3,150,680
                                                                     -----------
                  Food & Drug Retailing - 2.1%
                  Drug Retail - 0.6%
       5,900      Walgreen Co.                                       $   213,639
                                                                     -----------
                  Food Distributors - 1.5%
       8,500      Cardinal Health, Inc.                              $   595,425
                                                                     -----------
                  Total Food & Drug Retailing                        $   809,064
                                                                     -----------
                  Food, Beverage & Tobacco - 5.5%
                  Soft Drinks - 3.6%
      17,000      The Coca-Cola Co.                                  $   858,160
       9,800      PepsiCo, Inc.                                          528,024
                                                                     -----------
                                                                     $ 1,386,184
                                                                     -----------
                  Tobacco - 1.9%
      14,500      Altria Group, Inc.                                 $   725,725
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $ 2,111,909
                                                                     -----------

4  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Health Care Equipment & Services - 10.8%
                  Health Care Distributors - 5.7%
      47,400      Bristol-Myers Squibb Co.                           $ 1,161,300
       6,203      Teva Pharmaceutical Industries, Ltd.                   417,400
      17,100      Wyeth                                                  618,336
                                                                     -----------
                                                                     $ 2,197,036
                                                                     -----------
                  Health Care Equipment - 4.3%
      16,700      Guidant Corp.                                      $   933,196
       5,400      St. Jude Medical, Inc.*                                408,510
       3,500      Zimmer Holdings, Inc.*                                 308,700
                                                                     -----------
                                                                     $ 1,650,406
                                                                     -----------
                  Managed Health Care - 0.8%
       2,800      Wellpoint Health Networks, Inc.*                   $   313,628
                                                                     -----------
                  Total Health Care Equipment &
                  Services                                           $ 4,161,070
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 11.9%
                  Biotechnology - 2.8%
      12,758      Amgen, Inc.*                                       $   696,204
      35,400      Cubist Pharmaceuticals, Inc.*                          392,940
                                                                     -----------
                                                                     $ 1,089,144
                                                                     -----------
                  Pharmaceuticals - 9.1%
      16,000      Merck & Co., Inc.                                  $   760,000
      27,851      Pfizer, Inc.                                           954,732
      17,200      Sepracor, Inc.*                                        909,880
      23,400      Schering-Plough Corp.                                  432,432
      14,400      Sanofi-Synthelabo SA (A.D.R.)*                         460,656
                                                                     -----------
                                                                     $ 3,517,700
                                                                     -----------
                  Total Pharmaceuticals &
                  Biotechnology                                      $ 4,606,844
                                                                     -----------
                  Banks - 2.3%
                  Diversified Banks - 1.1%
       4,900      Bank of America Corp.                              $   414,638
                                                                     -----------
                  Thrifts & Mortgage Finance - 1.2%
       7,400      Freddie Mac                                        $   468,420
                                                                     -----------
                  Total Banks                                        $   883,058
                                                                     -----------
                  Diversified Financials - 1.3%
                  Consumer Finance - 0.6%
      15,900      Providian Financial Corp.*                         $   233,253
                                                                     -----------
                  Investment Banking & Brokerage - 0.7%
       2,800      Goldman Sachs Group, Inc.                          $   263,648
                                                                     -----------
                  Total Diversified Financials                       $   496,901
                                                                     -----------

         Shares                                                            Value
                  Insurance - 5.0%
                  Insurance Brokers - 0.8%
       8,200      Willis Group Holdings, Ltd.                        $   307,090
                                                                     -----------
                  Multi-Line Insurance - 2.4%
      13,000      American International Group, Inc.                 $   926,640
                                                                     -----------
                  Property & Casualty Insurance - 1.8%
       9,000      ACE, Ltd.                                          $   380,520
       7,400      Safeco Corp.                                           325,600
                                                                     -----------
                                                                     $   706,120
                                                                     -----------
                  Total Insurance                                    $ 1,939,850
                                                                     -----------
                  Software & Services - 11.6%
                  Application Software - 8.4%
       9,200      Fair Isaac & Co., Inc.                             $   307,096
      74,000      Microsoft Corp.                                      2,113,440
      21,500      Macrovision Corp.*                                     538,145
       9,500      Veritas Software Corp.*                                263,150
                                                                     -----------
                                                                     $ 3,221,831
                                                                     -----------
                  Data Processing & Outsourced Services - 1.5%
      12,600      First Data Corp.                                   $   560,952
                                                                     -----------
                  Home Entertainment Software - 0.7%
       9,300      Take-Two Interactive Software, Inc.*               $   284,952
                                                                     -----------
                  IT Consulting & Other Services - 1.0%
      14,100      Accenture, Ltd.*                                   $   387,468
                                                                     -----------
                  Total Software & Services                          $ 4,455,203
                                                                     -----------
                  Technology Hardware & Equipment - 13.0%
                  Communications Equipment - 1.8%
      16,600      Nokia Corp. (A.D.R.)                               $   241,364
      15,100      Utstarcom, Inc.*                                       456,775
                                                                     -----------
                                                                     $   698,139
                                                                     -----------
                  Computer Hardware - 4.3%
      21,800      Dell, Inc.*                                        $   780,876
      41,600      Hewlett-Packard Co.                                    877,760
                                                                     -----------
                                                                     $ 1,658,636
                                                                     -----------
                  Computer Storage & Peripherals - 4.1%
      61,800      Lexar Media, Inc.*                                 $   412,824
      53,900      Sandisk Corp.*                                       1,169,091
                                                                     -----------
                                                                     $ 1,581,915
                                                                     -----------
                  Electronic Equipment &
                  Instruments - 2.8%
       5,300      Samsung Electronics Co., Ltd.*                     $ 1,091,126
                                                                     -----------
                  Total Technology Hardware &
                  Equipment                                          $ 5,029,816
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.  5

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/04 (UNAUDITED)                        (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Semiconductors - 5.5%
  61,300      Intel Corp.                                            $ 1,691,880
  51,100      Taiwan Semiconductor
              Manufacturing Co. (A.D.R.)                                 424,641
                                                                     -----------
                                                                     $ 2,116,521
                                                                     -----------
              Total Semiconductors                                   $ 2,116,521
                                                                     -----------
              Telecommunication Services - 1.6%
              Wireless Telecommunication Services - 1.6%
  27,100      Vodafone Group Plc (A.D.R.)                            $   598,911
                                                                     -----------
              Total Telecommunication Services                       $   598,911
                                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $38,249,059)                                     $38,392,430
                                                                     -----------
              TOTAL INVESTMENT
              IN SECURITIES - 99.6%
              (Cost $38,249,059)                                     $38,392,430
                                                                     -----------
              OTHER ASSETS AND
              LIABILITIES - 0.4%                                     $   169,200
                                                                     -----------
              TOTAL NET ASSETS - 100.0%                              $38,561,630
                                                                     ===========

*        Non-income producing security.
(A.D.R.) American Depository Receipt

6   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                         Ended        Year         Year        Year      5/1/00
                                                                        6/30/04      Ended        Ended        Ended        to
Class II (a)                                                          (unaudited)   12/31/03     12/31/02    12/31/01    12/31/00
Net asset value, beginning of period                                  $12.10         $ 9.70      $ 14.94      $18.50      $21.68
                                                                      ------         ------      -------      ------      ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $(0.01)        $(0.02)     $ (0.13)     $(0.05)     $(0.03)
 Net realized and unrealized gain (loss) on investments                (0.13)          2.42        (5.11)      (3.51)      (1.23)
                                                                      ------         ------      -------      ------      ------
  Net increase (decrease) from investment operations                  $(0.14)        $ 2.40      $ (5.24)     $(3.56)     $(1.26)
Distributions to shareowners:
 Net investment income                                                    --             --           --          --          --
 Net realized gain                                                        --             --           --          --       (1.92)
                                                                      ------         ------      -------      ------      ------
Net increase (decrease) in net asset value                            $(0.14)        $ 2.40      $ (5.24)     $(3.56)     $(3.18)
                                                                      ------         ------      -------      ------      ------
Net asset value, end of period                                        $11.96         $12.10      $  9.70      $14.94      $18.50
                                                                      ======         ======      =======      ======      ======
Total return*                                                          (1.16)%        24.74%      (35.07)%     19.24%      (6.36)%
Ratio of net expenses to average net assets+                            1.16%**        1.44%        1.63%       1.58%       1.03%**
Ratio of net investment income (loss) to average net assets+           (0.17)%**      (0.40)%      (0.64)%     (0.61)%     (0.33)%**
Portfolio turnover rate                                                  208%**          58%          86%        111%         95%**
Net assets, end of period (in thousands)                              $5,592         $3,049      $   263      $  658      $  203
Ratios with no waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.16%* *       1.44%        1.63%       1.58%       0.73%**
 Net investment income (loss)                                          (0.17)%**      (0.40)%      (0.64)%     (0.61)%     (0.11)%**

(a) Class 2 shares were first publicly offered on May 1, 2000.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements.   7

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       Pioneer
                                                                       Growth
                                                                       Shares
                                                                   VCT Portfolio
ASSETS:
 Investment in securities, at value (Cost $38,249,059)             $ 38,392,430
 Cash                                                                   166,266
 Foreign currencies, at value                                                --
 Receivables --
   Investment securities sold                                           350,395
   Fund shares sold                                                          --
   Variation margin                                                          --
   Dividends, interest and foreign taxes withheld                        44,334
   Forward foreign currency settlement contracts, net                        --
   Due from Pioneer Investment Management, Inc.                              --
 Other                                                                      470
                                                                   ------------
   Total assets                                                    $ 38,953,895
                                                                   ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                   $   328,381
  Fund shares repurchased                                                 8,488
  Dividends                                                                  --
  Upon return of securities loaned                                           --
  Forward foreign currency settlement contracts, net                         --
 Reserve for repatriation taxes                                              --
 Due to bank                                                                 --
 Due to affiliates                                                       27,887
 Accrued expenses                                                        27,509
                                                                   ------------
   Total liabilities                                               $    392,265
                                                                   ------------
NET ASSETS:
 Paid-in capital                                                   $ 78,004,905
 Accumulated net investment income (loss)                                 2,672
 Accumulated undistributed net realized gain (loss)                 (39,589,318)
 Net unrealized gain (loss) on:
  Investments                                                           143,371
  Futures contracts                                                          --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                         --
                                                                   ------------
   Total net assets                                                $ 38,561,630
                                                                   ------------
NET ASSET VALUE PER SHARE:
 Class I:
 No par value (unlimited number of shares authorized)
  Net assets                                                       $ 32,969,391
 Shares outstanding                                                   2,724,557
                                                                   ------------
  Net asset value per share                                        $      12.10

 Class II:
 No par value (unlimited number of shares authorized)
  Net assets                                                       $  5,592,239
 Shares outstanding                                                     467,443
                                                                   ------------
  Net asset value per share                                        $      11.96


8   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      Pioneer
                                                                       Growth
                                                                       Shares
                                                                   VCT Portfolio

                                                                      Six Months
                                                                        Ended
                                                                       6/30/04
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,046)                 $   179,113
 Interest                                                                  2,776
 Income on securities loaned, net                                             --
 Other                                                                        --
                                                                     -----------
  Total investment income                                            $   181,889
                                                                     -----------
EXPENSES:
 Management fees                                                     $   135,655
 Transfer agent fees                                                       1,508
 Distribution fees (Class II)                                              5,230
 Administrative fees                                                       9,250
 Custodian fees                                                           11,802
 Professional fees                                                        14,662
 Printing                                                                     30
 Fees and expenses of nonaffiliated trustees                                  --
 Miscellaneous                                                             1,080
                                                                     -----------
  Total expenses                                                     $   179,217
  Less management fees waived and expenses assumed
   by Pioneer Investment Management, Inc.                                     --
                                                                     -----------
  Net expenses                                                       $   179,217
                                                                     -----------
    Net investment income (loss)                                     $     2,672
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
  Investments                                                        $ 1,809,705
  Futures contracts                                                           --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                     -----------
                                                                     $ 1,809,705
                                                                     -----------
 Change in net unrealized gain or loss from:
  Investments                                                        $(2,214,548)
  Futures contracts                                                           --
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                          --
                                                                     -----------
                                                                     $(2,214,548)
                                                                     -----------
 Net gain (loss) on investments, futures contracts
  and foreign currency transactions                                  $  (404,843)
                                                                     ===========
 Net increase (decrease) in net assets resulting
  from operations                                                    $  (402,171)
                                                                     ===========


  The accompanying notes are an integral part of these financial statements.   9

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Pioneer Growth
                                                       Shares VCT Portfolio

                                                    Six Months
                                                      Ended              Year
                                                     6/30/04            Ended
                                                   (unaudited)         12/31/03
FROM OPERATIONS:
Net investment income (loss)                       $     2,672       $   (20,270)
Net realized gain (loss) on investments              1,809,705        (3,697,565)
Change in net unrealized gain or loss on
 investments, futures contracts and
 foreign currency transactions                      (2,214,548)       11,680,101
                                                   -----------       -----------
  Net increase (decrease) in net assets
    resulting from operations                      $  (402,171)      $ 7,962,266
                                                   -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
 Class I                                           $        --       $    (4,477)
 Class II                                                   --                --
Net realized gain
 Class I                                                    --                --
 Class II                                                   --                --
Tax return of capital
 Class I                                                    --                --
 Class II                                                   --                --
                                                   -----------       -----------
  Total distributions to shareowners               $        --       $    (4,477)
                                                   -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                   $ 3,453,095       $ 4,104,812
Reinvestment of distributions                               --             4,477
Cost of shares repurchased                          (3,287,636)       (8,277,302)
                                                   -----------       -----------
 Net increase (decrease) in net assets
  resulting from fund share transactions           $   165,459       $(4,168,013)
                                                   -----------       -----------
 Net increase (decrease) in net assets             $  (236,712)      $ 3,789,776
                                                   -----------       -----------
NET ASSETS:
Beginning of period                                $38,798,342       $35,008,566
                                                   -----------       -----------
End of period                                      $38,561,630       $38,798,342
                                                   ===========       ===========
Accumulated/(distributions in excess of)
 net investment income (loss)                      $     2,672       $        --
                                                   ===========       ===========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Growth Shares VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:

   Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
   Pioneer Europe VCT Portfolio (Europe Portfolio)
   Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
   Pioneer Small Company VCT Portfolio (Small Company Portfolio)
   Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
   Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
   Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
   Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
   Pioneer Balanced VCT Portfolio (Balanced Portfolio)
   Pioneer High Yield VCT Portfolio (High Yield Portfolio)
   Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
   Pioneer America Income VCT Portfolio (America Income Portfolio)
   Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
   Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim
       Portfolio) (Class II shares only)
   Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap
       Growth Portfolio) (Class II shares only)
   Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap
       Growth Portfolio) (Class II shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Growth Shares Portfolio is to seek capital appreciation.

The financial highlights for the Portfolio's Class I shares are presented in a separate book.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. As of June 30, 2004 there were no securities fair valued.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

   return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2004, Growth Shares Portfolio had no open contracts.

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E. Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amount and characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2003, Growth Shares VCT Portfolio had a capital loss carryforward of $40,517,554, of which the following amounts will expire between 2008 and 2011 if not utilized: $4,132,928 in 2008, $9,820,202 in
   2009, $19,245,183 in 2010 and $7,319,241 in 2011.

   The portfolio elected to defer $85,372 in capital losses recognized between November 1, 2003 and December 31, 2003 to its fiscal year ending December 31, 2004.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The following chart shows the components of distributable earnings (accumulated losses) as of December 31, 2003 and the distributions paid during the year ended December 31, 2003 on a tax basis as of December 31, 2003.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Pioneer
                                                                   Growth Shares
                                                                   VCT Portfolio
                                                                       2003
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                                  $      4,477
  Long-Term capital gain                                                     --
                                                                   ------------
                                                                          4,477
  Return of Capital                                                          --
                                                                   ------------
     Total distributions                                           $      4,477
                                                                   ============
  Distributable Earnings
    (Accumulated Losses):
  Undistributed ordinary income                                    $         --
  Undistributed long-term gain/
     (Capital loss carryforward)                                    (40,517,554)
  Unrealized appreciation (depreciation)                              1,561,822
                                                                   ------------
     Total                                                         $(38,955,732)
                                                                   ============
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, returns of capital on REITs, and the recognition of unrealized gains or losses on certain futures contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $612,526 in commissions on the sale of Trust shares for the six months ended June 30, 2004. Distribution fees are calculated based on the average daily net asset values attributable to Class I and Class II shares of the Portfolio, respectively.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Income, expenses (excluding 12b-1 fees) and gains and losses are calculated at the Portfolio level and are allocated daily based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Portfolio, and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. At June 30, 2004, $26,397 was payable to PIM related to management fees, administrative fees and certain other services, and is included in due to affiliates.

Pioneer Growth Shares VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/04 (UNAUDITED)                  (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $258 in transfer agent fees payable to PIMSS at June 30, 2004

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $1,232 payable to PFD at June 30, 2004.

5. Aggregate Unrealized Appreciation and Depreciation

At June 30, 2004, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

---------------------------------------------------------------------------------------------------
                                                                                        Net
                                                   Gross             Gross         Appreciation/
                                Tax Cost       Appreciation      Depreciation      (Depreciation)
---------------------------------------------------------------------------------------------------
Growth Shares Portfolio       $39,045,156       $1,123,103       $(1,775,829)       $(652,726)
                              ===========       ==========       ===========        =========
---------------------------------------------------------------------------------------------------

6. Portfolio Transactions

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2004, were $39,697,597 and $38,914,354, respectively.

7. Capital Shares

At June 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

---------------------------------------------------------------------------------------------------
Growth Shares Portfolio           '04 Shares     '04 Amount    '03 Shares      '03 Amount
---------------------------------------------------------------------------------------------------

 CLASS II:
 Shares sold                         50,359     $   618,962       91,892       $ 1,012,931
 Reinvestment of distributions           --              --          403             4,477
 Shares repurchased                (251,629)     (3,068,841)    (731,375)       (7,757,809)
                                   ----------------------------------------------------------------
  Net increase                     (201,270)    $(2,449,879)    (639,080)      $(6,740,401)
                                   ================================================================
 CLASS II:
 Shares sold                        233,502     $ 2,834,133      271,796       $ 3,091,881
 Reinvestment of distributions           --              --           --                --
 Shares repurchased                 (18,080)       (218,795)     (46,885)         (519,493)
                                   ----------------------------------------------------------------
  Net increase                      215,422     $ 2,615,338      224,911       $ 2,572,388
                                   ================================================================
---------------------------------------------------------------------------------------------------


14
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

[LOGO] PIONEER
       Investments(R)

Pioneer Variable Contracts Trust

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary
Christopher J. Kelley, Assistant Secretary
David C. Phelan, Assistant Secretary
Luis I. Presutti, Assistant Treasurer
Gary Sullivan, Assistant Treasurer
Katherine Kim Sullivan, Assistant Treasurer

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Offering Legend
Please consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.


                                                                   16076-00-0804



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  August XX, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August XX, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August XX, 2004

* Print the name and title of each signing officer under his or her signature.